As filed with the Securities and Exchange Commission on November 1, 2001


                                        1933 Act Registration No. 333-69862

-------------------------------------------------------------------------------

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form N-14AE

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933


            [ ]     Pre-Effective                  [X]  Post-Effective
                    Amendment No.                       Amendment No. 1



                    FIRST AMERICAN INSURANCE PORTFOLIOS, INC.
                            (Equity Income Portfolio)
               [Exact Name of Registrant as Specified in Charter]

                 Area Code and Telephone Number: (612) 973-0384

                                 U.S. Bank Place
                             601 Second Avenue South
                          Minneapolis, Minnesota 55402
                       -----------------------------------
                    (Address of Principal Executive Offices)

                             Christopher O. Petersen
                              U.S. Bank - MPFP 216
                             601 Second Avenue South
                          Minneapolis, Minnesota 55402
                    -----------------------------------------
                     (Name and Address of Agent for Service)

                        Copies of All Correspondence to:
                             Robert N. Hickey, Esq.
                            Sullivan & Worcester LLP
                          1025 Connecticut Avenue, N.W.
                             Washington, D.C. 20036




It is proposed that this filing will become effective:

[X]  immediately  on filing  pursuant to paragraph (b)
[ ] on _____  pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on _____ pursuant to  paragraph  (a)(1)
[ ] 75 days after  filing  pursuant to  paragraph (a)(2)
[ ] on _____ pursuant to paragraph (a)(2) of Rule 485
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                            [MetLife Investors logo]

                           MET INVESTORS SERIES TRUST
                            22 Corporate Plaza Drive
                         Newport Beach, California 92660

                                October 31, 2001


Dear Contract Owner:

         As an Owner of a variable annuity contract (the "Contract") issued by MetLife Investors Insurance Company (the "Insurance Company"), you have the right to instruct the Insurance Company how to vote certain shares of the Firstar Balanced Portfolio, Firstar Equity Income Portfolio and the Firstar Growth & Income Equity Portfolio (the "Portfolios") of Met Investors Series Trust (the "Trust") at a Special Meeting of Shareholders to be held on December 11, 2001. Although you are not directly a shareholder of the Portfolio, some or all of your Contract value is invested, as provided by your Contract, in one or more of these Portfolios. Accordingly, you have the right under your Contract to instruct the Insurance Company how to vote each Portfolio's shares that are attributable to your Contract at the Special Meeting. Before the Special Meeting, I would like your vote on the important proposal described in the accompanying Prospectus/Proxy Statement.

         The Prospectus/Proxy Statement describes the proposed reorganizations of the Portfolios. All of the assets of each Portfolio would be acquired by a new series of First American Insurance Portfolios, Inc., the Equity Income Portfolio ("Equity Income"), in exchange for shares of Equity Income and the assumption by Equity Income of the identified liabilities of each Portfolio. Equity Income's investment objective is identical to or substantially similar to the investment objective of each Portfolio and Equity Income's investment policies are similar to those of each Portfolio. In addition, as described in the Prospectus/Proxy Statement two portfolios of another unaffiliated investment company are proposed to be merged into Equity Income.

         You will receive Class IA shares of Equity Income having an aggregate net asset value equal to the aggregate net asset value of your Portfolio's shares. Details about Equity Income's investment objective, performance, and management team are contained in the attached Prospectus/Proxy Statement. For federal income tax purposes, the transaction is expected to be a non-taxable event for shareholders and Owners.

         The Board of Trustees has approved the proposal for each Portfolio and recommends that you vote FOR the proposal.

         I realize that this Prospectus/Proxy Statement will take time to review, but your vote is very important. Please take the time to familiarize yourself with the proposals. If you attend the meeting, you may give your voting instructions in person. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed voting instructions form in the enclosed postage-paid envelope. You may also fax your completed and signed voting instructions form (both front and back sides) to us at 1-888-796-9932, or vote through the Internet. Instructions on how to complete the voting instructions form or vote through the Internet are included immediately after the Notice of Special Meeting.

         If you have any questions about the voting instructions form please call the Trust at 1-800-848-3854. If we do not receive your completed voting instructions form or your Internet vote within several weeks, you may be contacted by ALAMO Direct, our proxy solicitor, who will remind you to pass on your voting instructions.

         Thank you for taking this matter seriously and participating in this important process.



                                                 Sincerely,

                                                 /s/ Elizabeth M. Forget
                                                 ---------------------------
                                                 Elizabeth M. Forget
                                                 President
                                                 Met Investors Series Trust

                           MET INVESTORS SERIES TRUST
                            22 Corporate Plaza Drive
                         Newport Beach, California 92660

                           Firstar Balanced Portfolio
                         Firstar Equity Income Portfolio
                    Firstar Growth & Income Equity Portfolio

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         To Be Held on December 11, 2001

To the Shareholders of Met Investors Series Trust:

         NOTICE IS HEREBY GIVEN THAT a Special Meeting of the Shareholders of the Firstar Balanced Portfolio, Firstar Equity Income Portfolio and Firstar Growth & Income Equity Portfolio of Met Investors Series Trust (the "Trust"), a Delaware business trust, will be held at the offices of the Trust, 22 Corporate Plaza Drive, Newport Beach, California 92660 on December 11, 2001 at 10:00 a.m. Pacific Time and any adjournments thereof (the "Special Meeting") for the following purposes:

          1. To consider and act upon an Agreement and Plan of Reorganization (the "Plan") providing for the acquisition of all of the assets of Firstar Balanced Portfolio ("Firstar Balanced") by Equity Income Portfolio ("Equity Income"), a series of First American Insurance Portfolios, Inc. ("FAIP"), in exchange for shares of Equity Income and the assumption by Equity Income of the identified liabilities of Firstar Balanced. The Plan also provides for distribution of these shares of Equity Income to shareholders of Firstar Balanced in liquidation and subsequent termination of Firstar Balanced. A vote in favor of the Plan is a vote in favor of the liquidation and dissolution of Firstar Balanced.

         2. To consider and act upon an Agreement and Plan of Reorganization (the "Plan") providing for the acquisition of all of the assets of Firstar Equity Income Portfolio ("Firstar Equity Income") by Equity Income, in exchange for shares of Equity Income and the assumption by Equity Income of the identified liabilities of Firstar Equity Income. The Plan also provides for distribution of these shares of Equity Income to shareholders of Firstar Equity Income in liquidation and subsequent termination of Firstar Equity Income. A vote in favor of the Plan is a vote in favor of the liquidation and dissolution of Firstar Equity Income.


         3. To consider and act upon an Agreement and Plan of Reorganization (the "Plan") providing for the acquisition of all of the assets of Firstar Growth & Income Equity Portfolio ("Firstar Growth & Income Equity") by Equity Income, in exchange for shares of Equity Income of the identified liabilities of Firstar Growth & Income Equity. The Plan also provides for distribution of these shares of Equity Income to shareholders of Firstar Growth & Income Equity in liquidation and subsequent termination of Firstar Growth & Income Equity. A vote in favor of the Plan is a vote in favor of the liquidation and dissolution of Firstar Growth & Income Equity.


         The Board of Trustees has fixed the close of business on October 19, 2001 as the record date for determination of shareholders entitled to notice of and to vote at the Special Meeting.

                                          By order of the Board of Trustees


                                          Richard C. Pearson
                                          Secretary


October 31, 2001
         ===


CONTRACT OWNERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING VOTING INSTRUCTIONS FORM IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR FOLLOW THE INSTRUCTIONS IN THE MATERIALS RELATING TO INTERNET VOTING. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE VOTING INSTRUCTIONS FORM ARE SET FORTH IMMEDIATELY FOLLOWING THIS NOTICE. IT IS IMPORTANT THAT THE FORM BE RETURNED PROMPTLY.

                INSTRUCTIONS FOR SIGNING VOTING INSTRUCTIONS FORM

         The following general rules for signing voting instructions forms may be of assistance to you and avoid the time and expense to the Trust involved in validating your vote if you fail to sign your voting instructions form properly.

          1. Individual Accounts: Sign your name exactly as it appears in the registration on the voting instructions form.

          2.   Joint Accounts:  Either party may sign, but the name of the party
               signing  should  conform   exactly  to  the  name  shown  in  the
               registration on the voting instructions form.

          3. All Other Accounts: The capacity of the individual signing the voting instructions form should be indicated unless it is reflected in the form of registration. For example:

Registration                                                  Valid Signature

Corporate Accounts

(1)      ABC Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . ABC Corp.

(2)      ABC Corp. . . . . . . . . . . . . . . . . . . . . . John Doe, Treasurer

(3)      ABC Corp.
         c/o John Doe, Treasurer . . . . . . . . . . . . . . . .       John Doe

(4)      ABC Corp. Profit Sharing Plan . . . . . . . . . .    John Doe, Trustee

Trust Accounts

(1)      ABC Trust . . . . . . . . . . . . . . . . . . . . .Jane B. Doe, Trustee

(2)      Jane B. Doe, Trustee
         u/t/d 12/28/78 . . . . . . . . . . . . . . . . . . . . . . .Jane B. Doe

Custodial or Estate Accounts

(1)      John B. Smith, Cust.
         f/b/o John B. Smith, Jr. UGMA . . . . . . . . . .    John B. Smith

(2)      Estate of John B. Smith . . . . . . . . .John B. Smith, Jr., Executor

INSTRUCTIONS FOR VOTING OVER THE INTERNET


To vote your voting instructions form via the Internet follow the four easy steps below.


          1. Read the accompanying proxy information and voting instructions form.

          2.   Go to https://vote.proxy-direct.com.

          3. Enter the 14-digit "CONTROL NO." from the middle of your voting instructions form.

          4.   Follow the simple online instructions.

You do not need to return your voting instructions form if you vote via an Internet site.

                            ACQUISITION OF ASSETS OF

                           FIRSTAR BALANCED PORTFOLIO,
                         FIRSTAR EQUITY INCOME PORTFOLIO
                                       and
                    FIRSTAR GROWTH & INCOME EQUITY PORTFOLIO
                                each a series of
                           Met Investors Series Trust
                            22 Corporate Plaza Drive
                         Newport Beach, California 92660
                                 (800) 848-3854

                        BY AND IN EXCHANGE FOR SHARES OF

                             EQUITY INCOME PORTFOLIO
                                   a series of
                    First American Insurance Portfolios, Inc.
                             601 Second Avenue South
                          Minneapolis, Minnesota 55402
                                 (800) 677-3863

                           PROSPECTUS/PROXY STATEMENT


                             DATED OCTOBER 31, 2001



         This Prospectus/Proxy Statement is being furnished in connection with the proposed Agreements and Plans of Reorganization (each a "Plan" and collectively the "Plans") which will be submitted to shareholders of each of Firstar Balanced Portfolio, Firstar Equity Income Portfolio and Firstar Growth & Income Equity Portfolio (each a "Firstar Portfolio", and collectively the "Firstar Portfolios") for consideration at a Special Meeting of Shareholders to be held on December 11, 2001 at 10:00 a.m. Pacific Time at the offices of Met Investors Series Trust (the "Trust"), 22 Corporate Plaza Drive, Newport Beach, California 92660, and any adjournments thereof (the "Meeting").

                                     GENERAL

         The Board of Trustees of the Trust has approved the proposed reorganizations of the Firstar Portfolios, which are series of the Trust, into Equity Income Portfolio, a series of the First American Insurance Portfolios, Inc. ("FAIP"). The Firstar Portfolios and Equity Income Portfolio are sometimes referred to respectively in this Prospectus/Proxy Statement individually as a "Portfolio" and collectively as the "Portfolios." The Portfolios involved in the proposed reorganizations are referred to in this Prospectus/Proxy Statement as follows:

        Trust Portfolios                                  FAIP Portfolio
Firstar Balanced Portfolio              Equity Income Portfolio
("Firstar Balanced")                    ("First American Equity Income" or
                                        "First American Portfolio")
Firstar Equity Income Portfolio
 ("Firstar Equity Income")

Firstar Growth & Income Equity Portfolio ("Firstar Growth
& Income Equity")


         MetLife Investors Insurance Company (the "Insurance Company") is the record owner of each of the Firstar Portfolios' shares and at the Meeting will vote the shares of each Portfolio held in its separate account. The Insurance Company is an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"), a New York life insurance company.

         As an owner of a variable annuity contract (a "Contract") issued by the Insurance Company, you have the right to instruct the Insurance Company how to vote the shares of the Firstar Portfolio that are attributable to your Contract at the Meeting. Although you are not directly a shareholder of the Firstar Portfolios, you have this right because some or all of your Contract value is invested, as provided by your Contract, in one or more of the Firstar Portfolios. For simplicity, in this Prospectus/Proxy Statement:

     o "Record Holder" of a Firstar Portfolio refers to the Insurance Company which holds the Firstar Portfolio's shares of record;

     o "shares" refers generally to your shares of beneficial interest in a Portfolio; and

     o    "shareholder" or "Contract Owner" refers to you.

         In the reorganizations, all of the assets of each Firstar Portfolio will be acquired by the First American Portfolio in exchange for Class IA shares of the First American Portfolio and the assumption by the First American Portfolio of the identified liabilities of the respective Firstar Portfolio (each a "Reorganization" and collectively the "Reorganizations"). If the Reorganizations are approved, Class IA shares of the First American Portfolio will be distributed to the Record Holders in liquidation of each Firstar Portfolio, and each Firstar Portfolio will be terminated as a series of the Trust. You will then hold that number of full and fractional shares of the First American Portfolio which have an aggregate net asset value equal to the aggregate net asset value of your shares of the Firstar Portfolio in which you are currently a shareholder.

         Each Firstar Portfolio is a separate diversified series of the Trust, a Delaware business trust which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The First American Portfolio is a separate diversified series of FAIP, a Minnesota corporation, also an open-end management investment company registered under the 1940 Act. The First American Portfolio is a new series organized specifically to receive the assets and carry on the business of Firstar Equity Income, into which, effectively, Firstar Balanced, Firstar Growth & Income
Equity and two additional funds that are not series of the Trust, will be merged. Because the First American Portfolio was recently organized, it has conducted no operations to date. The investment objectives of each Firstar Portfolio are either identical to or substantially similar to those of the First American Portfolio, and are as follows:

------------------------------------------------------- -------------------------------------------------------------
                      Portfolio                                             Investment Objective


------------------------------------------------------- -------------------------------------------------------------
------------------------------------------------------- -------------------------------------------------------------
Firstar Balanced                                        To   maximize
                                                        total  return  through a
                                                        combination of growth of
                                                        capital    and   current
                                                        income  consistent  with
                                                        the    preservation   of
                                                        capital.
------------------------------------------------------- -------------------------------------------------------------
------------------------------------------------------- -------------------------------------------------------------
Firstar  Equity Income                                  To provide
                                                        an  above-average  level
                                                        of   income   consistent
                                                        with  long-term  capital
                                                        appreciation.
------------------------------------------------------- -------------------------------------------------------------
------------------------------------------------------- -------------------------------------------------------------
Firstar Growth & Income Equity                          To provide long-term capital growth and income.
------------------------------------------------------- -------------------------------------------------------------
------------------------------------------------------- -------------------------------------------------------------
First American Equity Income                            Long-term growth of capital and income.
------------------------------------------------------- -------------------------------------------------------------

The investment strategies for each Firstar Portfolio are similar to those of First American Equity Income.

         This Prospectus/Proxy Statement explains concisely the information about the First American Portfolio that you should know before voting on a Reorganization. Please read it carefully and keep it for future reference. Additional information concerning each Portfolio and the Reorganizations is contained in the documents described below, all of which have been filed with the Securities and Exchange Commission ("SEC"):

--------------------------------------------------------------------- --------------------------------------------------
Information about the Firstar Portfolios:                             How to Obtain this Information:
----------------------------------------                              -------------------------------
--------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------- --------------------------------------------------
Prospectus of the Trust relating to the Firstar Portfolios, dated       Copies are available upon request and without
May 1, 2001                                                             charge if you:


Statement of Additional  Information of the Trust relating to the       o Write to the Trust at the address
Firstar Portfolios, dated May 1, 2001, as amended August 1,               listed  on the cover  page of this
2001  and  October  9, 2001                                               Prospectus/Proxy Statement; or

Annual Report of Cova Series Trust relating to the Balanced              o Call (800) 343-8496 toll-free.
Portfolio, Equity Income Portfolio and Growth & Income Equity
Portfolio, the predecessors of the Firstar Portfolios, for the year ended December 31, 2000

Semi-Annual  Report of the Trust  relating  to the Firstar  Portfolios, for the six-month period ended June 30, 2001
--------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------- --------------------------------------------------
Information about the First American Portfolio:                       How to Obtain this Information:
----------------------------------------------                        -------------------------------

Prospectus of FAIP relating to First American Equity Income, dated October 23, 2001, which accompanies this Prospectus/Proxy
Statement

Statement of Additional Information of FAIP relating to First
American Equity Income, dated October 23, 2001                        A copy is available upon request and without
                                                                      charge to you

                                                                      o        Write to FAIP at the address listed on
                                                                           the cover page of this Prospectus/Proxy
                                                                           Statement; or

                                                                      o        Call (800) 637-2548 toll-free.
--------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------- --------------------------------------------------
Information about the Reorganizations:                                How to Obtain this Information:
-------------------------------------                                 -------------------------------
--------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------- --------------------------------------------------
Statement of Additional Information dated October 31, 2001, which       A copy is available upon request and without
relates to this  Prospectus/Proxy  Statement                            charge if you:
and the Reorganizations

                                                                      o        Write to the Trust at the address
                                                                                    listed on the cover page of this
                                                                                    Prospectus/Proxy Statement; or

                                                                      o        Call (800) 343-8496 toll-free.

--------------------------------------------------------------------- --------------------------------------------------

         You can also obtain copies of any of these documents without charge on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following E-mail address: publicinfo@sec.gov, or from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.


         Information relating to each Firstar Portfolio contained in the Prospectus of the Trust dated May 1, 2001 (SEC File No. 811-10183) is incorporated by reference in this document. (This means that such information is legally considered to be part of this Prospectus/Proxy Statement.) Information relating to the First American Portfolio contained in the Prospectus of FAIP dated October 23, 2001 (SEC File No. 811-09765) also is incorporated by reference in this document. As indicated in the chart above, you will receive a copy of the Prospectus relating to the First American Portfolio with this
Prospectus/Proxy Statement. The Statement of Additional Information dated October 31, 2001 relating to this Prospectus/Proxy Statement and the Reorganizations, which includes the financial statements of Cova Series Trust relating to the predecessors of the Firstar Portfolios for the year ended December 31, 2000 and financial statements of the Trust relating to the Firstar Portfolios for the six months ended June 30, 2001, is incorporated by reference in its entirety in this document. First American Equity Income has not yet commenced operations, therefore, financial statements for the Portfolio have not been issued.



-------------------------------------------------------------------------------
The Securities and Exchange Commission has not determined that the information in this Prospectus/Proxy Statement is accurate or adequate, nor has it approved or disapproved these securities. Anyone who tells you otherwise is committing a criminal offense.
-------------------------------------------------------------------------------


         An  investment  in the  First  American  Portfolio  of FAIP  through  a
Contract:

     o    is not a deposit of, or guaranteed by, any bank

     o is not insured by the FDIC, the Federal Reserve Board or any other government agency

     o    is not endorsed by any bank or government agency

     o involves investment risk, including possible loss of the purchase payment of your original investment

                                TABLE OF CONTENTS
                                                                          Page
SUMMARY......................................................................8
         Why are the Reorganizations being proposed?.........................8
         What are the key features of the Reorganizations?...................8
         After the Reorganizations, what shares of the First American
                Portfolio will I own?........................................9
         How will a Reorganization affect me?................................9
         How do the Trustees recommend that I vote?.........................10
         How do the Portfolios' investment objectives, principal
                investment strategies and risks compare?....................10
         How do other important features of the Portfolios compare?.........14
         How do the Portfolios' fees and expenses compare?..................15
         How do the Portfolios' performance records compare?................17
         Will I be able to purchase and redeem shares, change my
                investment options, annuitize and receive
                distributions the same way?.................................21
         Who will be the Adviser and Portfolio Manager of my
                Portfolio after the Reorganizations?  What will the
                management and advisory fees be after the Reorganizations?...21 What will be the primary federal tax consequences of the
                Reorganizations?.............................................23
RISKS........................................................................23
         Are the risk factors for the Portfolios similar?....................23
         What are the primary risks of investing in each Portfolio?..........23
INFORMATION ABOUT THE REORGANIZATIONS........................................28
         Reasons for the Reorganizations.....................................28
         Agreements and Plans of Reorganization..............................30
         Federal Income Tax Consequences.....................................31
         Pro-forma Capitalization............................................32
         Distribution of Shares..............................................33
         Purchase and Redemption Procedures..................................34
         Exchange Privileges.................................................34
         Dividend Policy.....................................................34
COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS..............................34
         Form of Organization................................................35
         Capitalization......................................................35
         Shareholder Liability...............................................36
         Shareholder Meetings and Voting Rights..............................36
         Liquidation.........................................................37
         Liability and Indemnification of Trustees/Directors.................38
VOTING INFORMATION CONCERNING THE MEETING....................................38
         Shareholder Information.............................................41
         Control Persons and Principal Holders of Securities.................42
FINANCIAL STATEMENTS AND EXPERTS.............................................42
LEGAL MATTERS................................................................42
ADDITIONAL INFORMATION.......................................................42
OTHER BUSINESS...............................................................43

EXHIBIT A  Form  of Agreement and Plan of Reorganization...................A-1
EXHIBIT B  Management's Discussion and Analysis............................B-1

                                     SUMMARY

         This section summarizes the primary features and consequences of the Reorganizations. It may not contain all of the information that is important to you. To understand the Reorganizations, you should read this entire Prospectus/Proxy Statement and the exhibits.

         This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the Prospectuses and Statements of Additional Information relating to the Portfolios and a form of the Agreements and Plans of Reorganization, which is attached to this Prospectus/Proxy Statement as Exhibit A.

         Why are the Reorganizations being proposed?

         The effect of the Reorganizations will be to reorganize the three Firstar Portfolios into the newly created First American Portfolio, a series of FAIP. The Firstar Portfolios are not expected to reach a level of assets necessary to achieve operational efficiencies. Although Met Investors Advisory Corp., the manager of the Trust (the "Manager"), currently subsidizes the expenses of each Firstar Portfolio pursuant to an expense limitation agreement with the Trust, the Manager does not anticipate that it will continue to subsidize the Portfolios in the future. The reorganization of the three similar Firstar Portfolios and two additional funds not part of the Trust (the "Ohio National funds") into the First American Portfolio may potentially help to achieve operating efficiencies and, consequently, reduce shareholder costs, because the First American Portfolio will contain a larger pool of assets. In addition, the long-term historical performance record of First American Equity Income Fund, another mutual fund advised by the same portfolio management team that will manage the First American Portfolio and which has substantially identical investment objectives and policies as the First American Portfolio, is stronger for the three- and five-year periods and since inception than that of each of the Firstar Portfolios. Finally, by transferring the Firstar Portfolios' assets to FAIP, the resulting First American Portfolio may benefit from potential increased distribution channels arising from the consolidation of the First American and the Firstar fund families under the First American name pursuant to the recent merger of U.S. Bancorp and Firstar Corporation.

         What are the key features of the Reorganizations?

         Each Plan sets forth the key features of the Reorganization to which it relates. A description of the Reorganization is set out in each Plan, a pro-forma version of which is attached as Exhibit A. Each Plan generally provides for the following:

     o the transfer of all of the assets of the Firstar Portfolio to the First American Portfolio in exchange for Class IA shares of the First American Portfolio;

o the assumption by the First American Portfolio of the identified liabilities of the Firstar Portfolio (the identified liabilities consist only of those liabilities reflected on the Firstar Portfolio statement of assets and liabilities determined immediately preceding the Reorganization); and

o             the liquidation of the Firstar  Portfolio by distribution of Class
              IA  shares  of  the  First  American   Portfolio  to  the  Firstar
              Portfolio's shareholders.

              Although the structuring of each Reorganization will be a taxable reorganization for federal income tax purposes, there will be no tax consequences for you or the Portfolios.


         The Reorganizations are expected to be completed on or about December 18, 2001.


         After the Reorganizations, what shares of the First American Portfolio will I own?

         If you own shares of Firstar Balanced, Firstar Equity Income or Firstar Growth & Income Equity, you will own Class IA shares of First American Equity Income.

         The new shares you receive will have the same total value as your shares of Firstar Balanced, Firstar Equity Income and Firstar Growth & Income Equity, respectively, as of the close of business on the day immediately prior to the Reorganizations.

         How will a Reorganization affect me?

         It is anticipated that the Reorganizations will benefit you as well as the Record Holders as follows:

     o COST SAVINGS: Effective on the date of the Reorganizations, the total operating expenses of the First American Portfolio will, through at least December 31, 2002, be 0.25% less than the current operating expense ratio of each of the Firstar Portfolios after fee waivers. In addition, the operating expenses of First American Equity Income may potentially decrease over the long term in comparison to those of each of the Firstar Portfolios due to the spreading of fixed costs over a larger pool of assets. There are currently no significant cash flows in the Firstar Portfolios due in principal part to limited distribution. Conversely, it is anticipated, although no assurances can be given, that over the long term, as a Portfolio of FAIP, First American Equity Income's assets will increase through sales of its shares.

     o OPERATING EFFICIENCIES: Upon the reorganization of the Firstar Portfolios into the First American Portfolio, operating efficiencies may be achieved by the First American Portfolio because it will have a greater level of assets. As of June 30, 2001, Firstar Balanced's, Firstar Equity Income's, and Firstar Growth & Income Equity's total assets were approximately $8.4 million, $5.7 million and $12.2 million, respectively. In addition to the combination of the Firstar Portfolios, the Ohio National funds will be reorganized into the First American Portfolio, subject to approval by their respective shareholders. These Ohio National funds have combined assets of approximately $15.1 million as of June 30, 2001. If the Reorganizations were completed and the Ohio National funds were also reorganized into First American Equity Income, such Portfolio would have had total assets of approximately $41.4 million as of June 30, 2001.

         The Reorganizations will not affect your Contract rights. The value of your Contract will remain the same immediately following a Reorganization. FAIP will sell its shares on a continuous basis at net asset value only to insurance companies and to employee benefit plans that are qualified plans under federal tax law. The Insurance Company will keep the same separate account. Your Contract values will be allocated to the same separate account and that separate account will invest in the First American Portfolio after the Reorganizations. After the Reorganizations your Contract values will depend on the performance of the First American Portfolio rather than that of your Firstar Portfolio. Neither the Trust nor Contract Owners will bear any costs of the Meeting, this proxy solicitation or any adjourned session. All of the costs of the Reorganizations will be paid by U.S. Bancorp (the ultimate parent of FAIP's investment adviser) or one of its affiliates.


         Like the Firstar Portfolios, the First American Portfolio will declare and pay dividends from net investment income and will distribute net realized capital gains, if any, to the Insurance Company separate account (not to you) once a year. These dividends and distributions will continue to be reinvested by your Insurance Company in additional Class IA shares of the First American Portfolio.


         How do the Trustees recommend that I vote?

         The Trustees of the Trust, including the Trustees who are not "interested persons" (the "Disinterested Trustees"), as such term is defined in the 1940 Act, have concluded that the Reorganizations would be in the best interest of the shareholders of Firstar Balanced, Firstar Equity Income, and Firstar Growth & Income Equity, as applicable, and that their interests will not be diluted as a result of the Reorganizations. Accordingly, the Trustees have submitted the Plans for the approval of the shareholders of Firstar Balanced, Firstar Equity Income, and Firstar Growth & Income Equity.

   THE TRUSTEES RECOMMEND THAT YOU VOTE FOR THE PROPOSED REORGANIZATION WHICH APPLIES TO YOUR FIRSTAR PORTFOLIO.

The Directors of FAIP have also approved the Plans on behalf of the First American Portfolio.

         How do the Portfolios' investment objectives, principal investment strategies and risks compare?

         The First American Portfolio is a new portfolio organized specifically to receive all the assets and carry on the business of the Firstar Portfolios and the Ohio National funds. The investment objectives of each of the Firstar Portfolios are either identical to or substantially similar to that of the First American Portfolio, and the investment strategies of each such Portfolio are similar. The investment objective of each Portfolio is non-fundamental, which means that it may be changed by vote of the Trustees/Directors and without shareholder approval.


         The following tables summarize a comparison of the Firstar Portfolios and the First American Portfolio with respect to their investment objectives and principal investment strategies, as set forth in the Prospectuses and Statements of Additional Information relating to the Portfolios. As described below, since investment strategy differences exist among the Portfolios including the amount of assets invested in debt securities, the capitalization size of issuers and growth versus value investing, please read carefully the specialized "risk" discussion beginning on page 22.



   ------------------ -------------------------------------------------------------------------------
                      Firstar Balanced
   ------------------ -------------------------------------------------------------------------------
   ------------------ -------------------------------------------------------------------------------
   Investment         To  maximize  total  return  through a  combination  of growth of
   Objective          capital and   current income  consistent  with the  preservation  of
                      capital.
   ------------------ -------------------------------------------------------------------------------
   ------------------ -------------------------------------------------------------------------------
   Principal            Generally  invests  no more than 75% of its total  asset  value in
   Investment           common stocks  of companies with large market capitalizations.  The
   Strategies           Portfolio  may also    invest in other  equity  securities  such as
                        preferred stock and convertible
                        securities.

                      Generally invests at least 25% of its total asset value in
                      U.S.  Government  securities,   including  mortgage-backed
                      securities, and investment grade fixed income securities.

                      Equity   investments   emphasize   securities   of  growth
                        companies.

                      The Portfolio may emphasize, from time to time, particular companies or market sectors, in attempting to achieve its objective.

                      May invest up to 15% of its total  assets in both  foreign equity and debt securities, including Eurodollar bonds and
                      Yankee bonds.
   ------------------ -------------------------------------------------------------------------------


   ------------------ -------------------------------------------------------------------------------
                      Firstar Equity Income
   ------------------ -------------------------------------------------------------------------------
   ------------------ -------------------------------------------------------------------------------
   Investment         To  provide  an  above-average  level of income  consistent  with
   Objective          long-term capital  appreciation.
   ------------------ -------------------------------------------------------------------------------
   ------------------ -------------------------------------------------------------------------------
   Principal          Normally   invests   at  least  65%  of  its   total   assets  in
   Investment         income-producing  equity    securities,  primarily common stocks of
   Strategies         companies with large market   capitalizations (generally $5 billion
                      or higher). The stocks or securities
                      in which the  Portfolio  invests may offer  above  average dividend yields,  with corresponding  above average levels of income, in each case as compared to the S&P 500 Index.

                      Convertible  securities may be purchased for the Portfolio
                      when,  in  the  opinion  of  the  Portfolio's   investment
                      adviser,  the price and yield of the convertible  security is  favorable  as  compared  to the price and yield of the issuer's common stock.

                      Emphasizes securities believed to be undervalued.

                      The Portfolio may emphasize, from time to time, particular companies or market sectors, in attempting to achieve its objective.

                      May  invest up to 15% of its total  assets  indirectly  in
                      foreign   securities   through   the   purchase   of  such
                      obligations  as  American  Depositary  Receipts;  may also invest directly in foreign equity securities.
   ------------------ -------------------------------------------------------------------------------


   ------------------ -------------------------------------------------------------------------------
                      Firstar Growth & Income Equity
   ------------------ -------------------------------------------------------------------------------
   ------------------ -------------------------------------------------------------------------------
   Investment          To provide long-term capital growth and income.
   Objective
   ------------------ -------------------------------------------------------------------------------
   ------------------ -------------------------------------------------------------------------------
   Principal          Normally invests  substantially all of its assets in common stocks
   Investment         of  domestic    companies  that  have  established  dividend-paying
   Strategies         histories.  Income,  however,    is not a major  criterion in stock
                      selection.

                      Generally invests in medium-to-large-sized companies with stock market capitalizations over $1 billion and have attractive fundamental financial characteristics such as low debt, high return on equity, consistent revenue and earnings per share, and growth over the prior 3 to 5 years; but may also invest a portion of its assets in companies with smaller market capitalizations.

                      In general, the Portfolio's stocks and securities will be diversified over a number of industry groups.

                      Equity   investments   emphasize   securities   of  growth
                      companies.

                      May  invest up to 15% of its total  assets  indirectly  in
                      foreign   securities  through  the  purchase  of  American
                      Depositary Receipts and European Depositary Receipts.
   ------------------ -------------------------------------------------------------------------------


   ------------------ -------------------------------------------------------------------------------
                      First American Equity Income
   ------------------ -------------------------------------------------------------------------------
   ------------------ -------------------------------------------------------------------------------
   Investment         Long-term growth of capital and income.
   Objective
   ------------------ -------------------------------------------------------------------------------
   ------------------ -------------------------------------------------------------------------------
   Principal          Normally  invests  primarily (at least 80% of its total assets) in
   Investment         equity    securities  of  companies  which the  investment  adviser
   Strategies         believes are    characterized  by the ability to pay above  average
                      dividends and to finance
                      expected  growth  and by strong  management.  Because  the
                      Portfolio  will  attempt to maintain a dividend  that will grow  quickly  enough  to keep pace  with  inflation,  the
                      Portfolio's core holdings will be  higher-yielding  equity securities,  including  common stock,  preferred stock and
                      convertible   securities.   All  securities  held  by  the
                      Portfolio  will  provide  current  income  at the  time of purchase.

                      The Portfolio invests primarily in value securities of companies with market capitalizations over $3 billion.

                      May invest up to 25% of its total assets in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary
                      Receipts.

                      To  provide   additional   income,   may  lend  securities
                      representing  up to  one-third  of  its  total  assets  to broker-dealers, banks and other institutions.


   ------------------ -------------------------------------------------------------------------------


         The principal risks of investing in the First American Portfolio are generally similar to those of investing in the respective Firstar Portfolios. They include:

         For all Portfolios:

o Market risk - a Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings

o             Foreign  investment  risk  -  investments  in  foreign  securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers are subject

o Market capitalization risk - investments primarily in issuers in one market capitalization category (large, medium or small) carry the risk that due to current market conditions that category may be out of favor; investments in medium and small capitalization companies may be subject to special risks which cause them to be subject to greater price volatility and more significant declines in market downturns than securities of larger companies

o Investment style risk - different investment styles such as growth or value investing tend to shift in or out of favor, depending on market and economic conditions as well as investor sentiment


   For First American Equity Income, Firstar Balanced and Firstar Equity Income:

o Interest rate risk- the value of investments in debt securities may decline when prevailing interest rates rise or increase when interest rates go down; due to the increasing difficulty of predicting changes in interest rates over longer periods of time, fixed income securities with longer maturities are more volatile than those with shorter maturities

o Credit risk- the value of investments in debt securities may be adversely affected if an issuer fails to pay principal and interest on the obligation on a timely basis


         For First American Equity Income:

o Securities lending risk- as with other extensions of secured credit, consists of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in collateral should the borrower fail financially


         In addition, for Firstar Balanced:

o Mortgage-backed securities risk - includes the general risks associated with fixed income securities, such as credit risk and interest rate risk, as well as prepayment risk which occurs when the issuer of a security can prepay the principal prior to the securities maturity thus exposing the Portfolio to a lower rate of return or causing the Portfolio to lose a portion of its principal investment.

For a detailed discussion of the Portfolios' risks, see the section entitled "Risks" below.

         Each Portfolio may invest some or all of its assets in money market instruments or utilize other investment strategies as a temporary defensive measure during, or in anticipation of, adverse market conditions. This strategy, which would be employed only in seeking to avoid losses, is inconsistent with the Portfolios' principal investment objectives and strategies, and could result in lower returns and loss of market opportunities.

         The Portfolios have other investment policies, practices and restrictions which, together with their related risks, are also set forth in the Prospectuses and Statements of Additional Information of the Portfolios and the Statement of Additional Information relating to this Prospectus/Proxy Statement.

         Although the Firstar Portfolios and the First American Portfolio have either identical or substantially similar investment objectives and similar investment strategies, the securities held by a Firstar Portfolio may be sold in significant amounts in order to comply with the policies and investment practices of the First American Portfolio in connection with a Reorganization. Such sales may result in additional commissions being borne by the First American Portfolio's shareholders.

         How do other important features of the Portfolios compare?

     o Met Investors Advisory Corp. is the Manager of the Trust. U.S. Bancorp Piper Jaffray Asset Management, Inc. serves as the investment sub-adviser  to  the  Firstar  Portfolios  pursuant  to an  Investment
          Advisory Agreement with the Manager and serves as the investment adviser to the First American Portfolio.

     o Unlike the Trust, FAIP does not have any investment sub-advisory arrangements with respect to most of its portfolios. U.S. Bancorp Piper Jaffray Asset Management, Inc. serves as investment adviser for the First American Portfolio and eleven of FAIP's other portfolios.

         The  First  American  Portfolio's   investment  adviser  and  portfolio
managers are described in more detail below.

         How do the Portfolios' fees and expenses compare?

         The Firstar Portfolios offer one class of shares (Class A). Upon consummation of the Reorganizations, Class IA and Class IB shares of the First American Portfolio will be offered. Class IB shares are not part of the Reorganizations. Class IA shares of the First American Portfolio will only be offered in connection with the Reorganizations. You will not pay any initial or deferred sales charge in connection with the Reorganizations.

         The following tables allow you to compare the various fees and expenses that you may pay for buying and holding shares of the Firstar Portfolios and Class IA shares of the First American Portfolio. The table entitled "First American Equity Income Pro Forma" shows you what the fees and expenses are estimated to be assuming the Reorganizations take place and the Ohio National fund reorganizations are consummated.

         The amounts for shares of the Firstar Portfolios set forth in the following tables and in the examples are based on the estimated expenses for the Firstar Portfolios for the fiscal year ended December 31, 2001. The amounts for Class IA shares of the First American Portfolio set forth in the following table and in the examples are based on what the estimated expenses of the First American Portfolio would be for the fiscal year ended December 31, 2001, assuming the Reorganizations take place and the Ohio National fund reorganizations are consummated.

         The shares of the Firstar Portfolios and the Class IA shares of the First American Portfolio are not charged any initial or deferred sales charge, any 12b-1 fees, or any other transaction fees.

THESE TABLES DO NOT REFLECT THE CHARGES AND FEES ASSESSED BY THE INSURANCE COMPANY UNDER YOUR CONTRACT.

Fees and Expenses (as a percentage of average daily net assets)



----------------------------- ---------------------- ----------------------- ---------------------- ----------------------
                              Firstar Balanced       Firstar Equity Income   Firstar Growth &       First American
                              (Class A)              (Class A)               Income Equity          Equity Income Pro
                                                                             (Class A)              Forma
                                                                                                    (Class IA)
----------------------------- ---------------------- ----------------------- ---------------------- ----------------------
----------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Management Fees                       1.00%                  1.00%                   1.00%                  0.65%
----------------------------- ---------------------- ----------------------- ---------------------- ----------------------
----------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Other Expenses                        1.11%                  1.43%                   .75%                   0.30%
----------------------------- ---------------------- ----------------------- ---------------------- ----------------------
----------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Total Annual Portfolio                2.11%                  2.43%                   1.75%                  0.95%
Operating Expenses Before
Expense Reimbursements
----------------------------- ---------------------- ----------------------- ---------------------- ----------------------
----------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Contractual Expense                  1.01%*                  1.33%*                 0.65%*                 0.10%**
Reimbursements
----------------------------- ---------------------- ----------------------- ---------------------- ----------------------
----------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Total Annual Portfolio               1.10%*                  1.10%*                 1.10%*                 0.85%**
Operating Expenses After
Expense Reimbursements
----------------------------- ---------------------- ----------------------- ---------------------- ----------------------

* Met Investors Advisory Corp. and the Trust have entered into an expense limitation agreement whereby the Total Annual Portfolio Operating Expenses for each of the Firstar Portfolios will not exceed 1.10% for the period ended April 30, 2002 and in any year in which the agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

** In the interest of limiting portfolio expenses through December 31, 2002, the Adviser and FAIP have entered into an expense limitation agreement whereby the Total Annual Portfolio Operating Expenses for the First American Portfolio will not exceed 0.85%.

         The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in the Firstar Portfolios versus the First American Portfolio pro forma, assuming the Reorganizations take place and the Ohio National fund reorganizations are consummated. The examples assume a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The following tables also assume that total annual operating expenses remain the same throughout all periods but the Portfolio's Manager or investment adviser, as appropriate, discontinues the expense limitation agreement after April 30, 2002 with respect to the Firstar Portfolios and after December 31, 2002 with respect to the First American Portfolio. The examples are for illustration only, and your actual costs may be higher or lower.

         THE EXAMPLES DO NOT REFLECT THE FEES AND EXPENSES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, YOUR COSTS WOULD BE HIGHER.

         Examples of Portfolio Expenses

----------------------- ------------------------------------- ----------------------------------------
                                                                   First American Equity Income
                             Firstar Balanced (Class A)                Pro Forma (Class IA)
----------------------- ------------------------------------- ----------------------------------------
----------------------- ------------------------------------- ----------------------------------------
After 1 year            $112                                  $87
----------------------- ------------------------------------- ----------------------------------------
----------------------- ------------------------------------- ----------------------------------------
After 3 years           $563                                  $293
----------------------- ------------------------------------- ----------------------------------------
----------------------- ------------------------------------- ----------------------------------------
After 5 years           $1,041                                $516
----------------------- ------------------------------------- ----------------------------------------
----------------------- ------------------------------------- ----------------------------------------
After 10 years          $2,361                                $1,157
----------------------- ------------------------------------- ----------------------------------------


----------------------- ------------------------------------- ----------------------------------------
                               Firstar Equity Income          First American Equity Income Pro Forma
                                     (Class A)                              (Class IA)
----------------------- ------------------------------------- ----------------------------------------
----------------------- ------------------------------------- ----------------------------------------
After 1 year            $112                                  $87
----------------------- ------------------------------------- ----------------------------------------
----------------------- ------------------------------------- ----------------------------------------
After 3 years           $630                                  $293
----------------------- ------------------------------------- ----------------------------------------
----------------------- ------------------------------------- ----------------------------------------
After 5 years           $1,175                                $516
----------------------- ------------------------------------- ----------------------------------------
----------------------- ------------------------------------- ----------------------------------------
After 10 years          $2,665                                $1,157
----------------------- ------------------------------------- ----------------------------------------


----------------------- ------------------------------------- ---------------------------------------
                          Firstar Growth and Equity Income         First American Equity Income
                                     (Class A)                         Pro Forma (Class IA)
----------------------- ------------------------------------- ---------------------------------------
----------------------- ------------------------------------- ---------------------------------------
After 1 year            $112                                  $87
----------------------- ------------------------------------- ---------------------------------------
----------------------- ------------------------------------- ---------------------------------------
After 3 years           $488                                  $293
----------------------- ------------------------------------- ---------------------------------------
----------------------- ------------------------------------- ---------------------------------------
After 5 years           $888                                  $516
----------------------- ------------------------------------- ---------------------------------------
----------------------- ------------------------------------- ---------------------------------------
After 10 years          $2,009                                $1,157
----------------------- ------------------------------------- ---------------------------------------



         How do the Portfolios' performance records compare?

         The following charts show the past performance of Balanced Portfolio, Equity Income Portfolio and Growth & Income Equity Portfolio, each a series of Cova Series Trust and the predecessors to Firstar Balanced, Firstar Equity Income and Firstar Growth & Income Equity, respectively. The assets and liabilities of each of the predecessor funds were transferred to its corresponding Firstar Portfolio on February 12, 2001. Past performance is not an indication of future results.

         PERFORMANCE DOES NOT REFLECT THE FEES AND EXPENSES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

         The First American Portfolio has been recently organized and has not yet engaged in any operations; consequently, it does not have an investment performance record. Performance information for a comparable fund managed by First American Equity Income's investment adviser is presented below. After the Reorganizations, First American Equity Income, as the successor to the Firstar Portfolios, will assume and publish the investment performance record of Firstar Equity Income.

Year-by-Year Total Return (%)

         The charts below show the percentage gain or loss for the shares of the predecessor portfolio of each of the Firstar Portfolios in each full calendar year since the inception of the Portfolios on July 1, 1997.

         The charts should give you a general idea of the risks of investing in the Firstar Portfolios by showing how each predecessor portfolio's return has varied from year-to-year. These charts include the effects of portfolio expenses. Total return amounts are based on the inception date of each predecessor portfolio, which may have occurred before your Contract began; accordingly, your investment results may differ. Each portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of each chart.



                                Firstar Balanced

            ------------- ------------ -----------
            13.31%        7.14%        1.73%






            98            99           00
            ------------- ------------ -----------

                        High Quarter: 4th - 1998 + 11.64%
                         Low Quarter: 3rd - 1999 - 5.16%



                              Firstar Equity Income

              ----------- ---------- -------------
              9.35%       2.51%      14.64%






              98          99         00
              ----------- ---------- -------------

                         High Quarter: 1st -1998 +12.31%
                         Low Quarter: 3rd - 1998 - 9.34%

                         Firstar Growth & Income Equity

               ------------- ----------- -----------
               14.95%        16.17%      -5.66%






               98            99          00
               ------------- ----------- -----------

                        High Quarter: 4th - 1998 + 20.31%
                        Low Quarter: 3rd - 1998 - 13.62%



         The next set of tables lists the average annual total return of the Firstar Portfolios' predecessor portfolios over the past one-year, five-year and since inception (through 12/31/2000). These tables include the effects of portfolio expenses and are intended to provide you with some indication of the risks of investing in each Portfolio by comparing its predecessor's performance with an appropriate widely recognized index of securities, a description of which can be found following the tables. An index does not reflect fees or expenses. It is not possible to invest directly in an index.

Average Annual Total Return (for the period ended 12/31/2000)



 -------------------------------------------------------------------------------
                                Firstar Balanced
               -------------- ---------------- ----- ---------------

                                                         Since
                                  1 Year               Inception

               -------------- ---------------- ----- ---------------

 Portfolio                         1.73%                 7.99%
 S&P 500 Index                    -9.10%                 13.64%
 Salomon Brothers Broad
     Investment Grade Bond        11.63%                 7.31%
     Index
 ---------------------------- ---------------- ----- --------------- -----------




 -------------------------------------------------------------------------------
                              Firstar Equity Income
               ------------------ ------------ ----- ---------------

                                                         Since
                                    1 Year             Inception

               ------------------ ------------ ----- ---------------

 Portfolio                          14.64%               11.14%
 Russell 1000 Index                 -7.80%               14.00%
 -------------------------------- ------------ ----- --------------- -----------




 -------------------------------------------------------------------------------
                   Firstar Growth & Income Equity
               -------------- ----------------- -- -----------------

                                                        Since
                                   1 Year             Inception

               -------------- ----------------- -- -----------------

 Portfolio                         -5.66%               9.25%
 S&P 500 Index                     -9.10%               13.64%
 Blended Index (50% S&P 500        -1.51%               13.28%
     Index/50% S&P/BARRA
     500 Value Index)
 ---------------------------- ----------------- --- ---------------- -----------


         The Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") is an unmanaged index that measures the stock performance of 500 large- and medium- sized publicly traded companies and is often used to indicate the performance of the overall stock market.

         The Salomon Brothers Broad Investment Grade Bond Index is a widely recognized unmanaged market-capitalized weighted index which includes fixed-rate Treasury, government sponsored, corporate (Baa3/BBB or better) and mortgage securities.

         The Russell 1000 Index is a widely recognized unmanaged index which consists of the largest 1000 companies in the Russell 3000 Index.

         The blended index indicated in the chart for Firstar Growth & Income Equity consists of the S&P 500 Index and the S&P 500/BARRA Value Index, an unmanaged market capitalization index consisting of approximately 50% of the market capitalization of the S&P 500 Index with low price-to-book ratios.

     Prior Experience with Comparable Fund


         First American Equity Income and the First American Equity Income Fund, which is also advised by U.S. Bancorp Piper Jaffray Asset Management, Inc., have identical investment objectives, policies, and strategies. Since First American Equity Income has not yet commenced operations, it does not have an operating history. In order to provide you with information regarding the investment capabilities of the Adviser, performance information regarding the First American Equity Income Fund is presented below. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of First American Equity Income Fund and the Portfolio will vary.


         The table below compares the First American Equity Income Fund's average annual compounded total returns for the 1-year and 5-year periods and since inception (8/2/94) through December 31, 2000 with the S&P 500 Index and the Lehman Brothers Government/Credit Bond Index.

-------------------------------------------------- -------------------------------------------------------------------
                                                              Average Annual Total Return as of 12/31/2000

                                                          1 Year                 5 Year            Since Inception
                                                          ------                 ------            ---------------
First American Equity Income Fund -
    Class Y shares                                        12.63%                 15.95%                 16.03%
-------------------------------------------------- ---------------------- ---------------------- ---------------------
S&P 500 Index
                                                          -9.11%                 18.33%                17.19%*
-------------------------------------------------- ---------------------- ---------------------- ---------------------
-------------------------------------------------- ---------------------- ---------------------- ---------------------
Lehman Brothers Government/Credit Bond Index
                                                          11.84%                  6.23%                 7.08%*
-------------------------------------------------- ---------------------- ---------------------- ---------------------
         *  Since 8/31/94



         The Lehman Brothers Government/Credit Bond Index is an unmanaged index of Treasury securities, other securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and investment grade corporate debt securities.

         For a detailed discussion of the manner of calculating total return, please see the Statement of Additional Information relating to this Prospectus/Proxy Statement. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date and the deduction of all recurring expenses that were charged to shareholders' accounts.

         Important information about Firstar Equity Income, the accounting survivor of the Reorganizations, is also contained in management's discussion of Firstar Equity Income's performance, attached as Exhibit B to this Prospectus/Proxy Statement. This information also appears in the most recent Annual Report of Cova Series Trust relating to Firstar Equity Income.


         Will I be able to purchase and redeem shares, change my investment options, annuitize and receive distributions the same way?

         A Reorganization will not affect your right to purchase and redeem shares, to change among the Insurance Company's separate account options, to annuitize, and to receive distributions as permitted by your Contract. After the Reorganizations, you will be able under your current Contract to purchase additional Class IA shares of First American Equity Income. For more information, see "Purchase and Redemption Procedures", "Exchange Privileges" and "Dividend Policy" below.


         Who will be the Adviser and Portfolio Manager of my Portfolio after the Reorganizations? What will the management and advisory fees be after the Reorganizations?


Management of the Portfolios

         The overall management of the Firstar Portfolios and the First American Portfolio is the responsibility of, and is supervised by, the Boards of Trustees of the Trust, and the Board of Directors of FAIP, respectively.

Adviser

     U.S. Bancorp Piper Jaffray Asset Management, Inc. (the "Adviser"), the Firstar Portfolios' investment sub-adviser, is also the investment adviser to the First American Portfolio. Pursuant to an Investment Advisory Agreement with FAIP, the Adviser manages the First American Portfolio's business and investment activities, subject to FAIP's Board of Directors.


         Facts about the Adviser:


         -----------------------------------------------------------------------

     o    The Adviser is a subsidiary of U.S. Bank National  Association (which,
          in  turn,  is  a  subsidiary  of  U.S.   Bancorp,   formerly   Firstar
          Corporation).

     o Prior to May 1, 2001, Firstar Investment Research & Management Company, LLC ("FIRMCO"), a subsidiary of U.S. Bancorp, was the investment sub-adviser to the Firstar Portfolios. On May 1, 2001, FIRMCO and First American Asset Management, a division of U.S. Bank National Association, were reorganized into U.S. Bancorp Piper Jaffray Asset Management, Inc., the current Adviser.

     o The Adviser and its affiliates had assets under management of approximately $113 billion as of June 1, 2001.

     o The Adviser is located at 601 Second Avenue South, Minneapolis, Minnesota 55402.
          ----------------------------------------------------------------------

Portfolio Management

         The day-to-day management of the First American Portfolio is a team of investment managers and analysts.

Management Fees

         For its management and supervision of the daily business affairs of the First American Portfolio, the Adviser is entitled to receive a monthly fee at the annual rate of 0.65% of the Portfolio's average daily net assets.


         The Adviser may, at its discretion, reduce or waive its fee or reimburse the Portfolio for certain of its other expenses in order to reduce the expense ratios. Unless otherwise agreed upon, the Adviser may also reduce or cease these voluntary waivers and reimbursements at any time. In addition, as stated above, FAIP and the Adviser have contractually agreed to limit the expenses of the First American Portfolio until at least December 31, 2002.


         What   will  be  the   primary   federal   tax   consequences   of  the
Reorganizations?

         The Reorganizations are not being structured as tax-free. However, the Insurance Company believes that the Contract Owners will have no taxable income or any adverse tax effect as a consequence of a Reorganization.

                                      RISKS

         Are the risk factors for the Portfolios similar?

         Yes. The risk factors are similar due to the substantial similarities of the investment objectives and policies among the Firstar Portfolios and the First American Portfolio. The risks of the First American Portfolio are described in greater detail in the Portfolio's Prospectus.

         What are the primary risks of investing in each Portfolio?

         An investment in each Portfolio is subject to certain risks. There is no assurance that investment performance of either a Firstar Portfolio or the First American Portfolio will be positive or that the Portfolios will meet their investment objectives. The following tables and discussions highlight the primary risks associated with investment in each of the Portfolios.

---------------------------------------- ------------------------------------------------------------------------
                                         Each of the  Portfolios  is  subject to
                                         Market Risk.

---------------------------------------- ------------------------------------------------------------------------
---------------------------------------- ------------------------------------------------------------------------
Firstar Balanced                         Generally invests up to a maximum of 75% of its total asset value in common stocks.
---------------------------------------- ------------------------------------------------------------------------
---------------------------------------- ------------------------------------------------------------------------
Firstar Equity Income                    Normally invests at least
                                         65%  of  its  total  assets  in  equity
                                         securities, primarily common stocks.
---------------------------------------- ------------------------------------------------------------------------
---------------------------------------- ------------------------------------------------------------------------
Firstar  Growth & Income Equity          Normally invests
                                         substantially  all  of  its  assets  in
                                         common  stocks  of  domestic  companies
                                         that have  established  dividend-paying
                                         histories.
---------------------------------------- ------------------------------------------------------------------------
---------------------------------------- ------------------------------------------------------------------------
First American Equity Income             Normally invests
                                         primarily  (at  least  80% of its total
                                         assets)   in   higher-yielding   equity
                                         securities,   including  common  stock,
                                         preferred    stock   and    convertible
                                         securities.
---------------------------------------- ------------------------------------------------------------------------

         A Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by a Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. A Portfolio could also miss attractive investment opportunities if its Adviser underweights fixed income markets or industries where there are significant returns, and could lose value if the Adviser overweights fixed income markets or industries where there are significant declines.


---------------------------------------- ------------------------------------------------------------------------
                                         Each of the  Portfolios  is  subject to Foreign Investment Risk.
---------------------------------------- ------------------------------------------------------------------------
---------------------------------------- ------------------------------------------------------------------------
Firstar Balanced                        May  invest  up to 15% of its
                                         total assets in both foreign equity and
                                         debt securities,  including  Eurodollar
                                         bonds and Yankee bonds.
---------------------------------------- ------------------------------------------------------------------------
---------------------------------------- ------------------------------------------------------------------------
Firstar Equity Income                    May invest up to 15% of
                                         its total assets  indirectly in foreign
                                         securities through the purchase of such
                                         obligations   as  American   Depositary
                                         Receipts;  may also invest  directly in
                                         foreign equity securities.
---------------------------------------- ------------------------------------------------------------------------
---------------------------------------- ------------------------------------------------------------------------
Firstar Growth & Income Equity           May invest up to
                                         15% of its total assets  indirectly  in
                                         foreign securities through the purchase
                                         of  American  Depositary  Receipts  and
                                         European Depositary Receipts.
---------------------------------------- ------------------------------------------------------------------------
---------------------------------------- ------------------------------------------------------------------------
First American Equity Income             May invest up to
                                         25% of its total  assets in  securities
                                         of  foreign  issuers  which are  either
                                         listed   on  a  United   States   stock
                                         exchange  or  represented  by  American
                                         Depositary Receipts.
---------------------------------------- ------------------------------------------------------------------------


         Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability. Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments. Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Foreign markets may be less liquid and more volatile than U.S. markets. Foreign securities often trade in currencies other than the U.S. dollar, and the Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect the Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio's foreign currency or securities holdings. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.





---------------------------------------- ---------------------------------------
                                         Each  of the  following  Portfolios  is
                                         subject to Market Capitalization Risk.

---------------------------------------- ---------------------------------------
---------------------------------------- ---------------------------------------
Firstar Balanced                         Normally  invests  in  equity
                                         securities  consisting mainly of common
                                         stocks of  companies  with large market
                                         capitalizations.
---------------------------------------- ---------------------------------------
---------------------------------------- ---------------------------------------
Firstar Equity  Income                   Normally   invests  in
                                         equity  securities  of  companies  with
                                         large market capitalizations.
---------------------------------------- ---------------------------------------
---------------------------------------- ---------------------------------------
Firstar Growth & Income  Equity           Generally
                                         invests  in   medium-  to   large-sized
                                         companies     with     stock     market
                                         capitalizations  over $1  billion,  but
                                         may also invest a portion of its assets
                                         in  companies   with   smaller   market
                                         capitalizations.
---------------------------------------- ---------------------------------------
---------------------------------------- ---------------------------------------
First American Equity Income             Invests primarily in companies with
                                          market capitalizations over $3
                                         billion.
---------------------------------------- ---------------------------------------

         Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies.


---------------------------------------- ------------------------------------------------------------------------
                                         Each  of the  following  Portfolios  is
                                         subject to Investment Style Risk.

---------------------------------------- ------------------------------------------------------------------------
---------------------------------------- ------------------------------------------------------------------------
Firstar Balanced                         Emphasizes securities of growth companies.
---------------------------------------- ------------------------------------------------------------------------
---------------------------------------- ------------------------------------------------------------------------
Firstar Equity Income                    Emphasizes securities believed to be undervalued.

---------------------------------------- ------------------------------------------------------------------------
---------------------------------------- ------------------------------------------------------------------------
Firstar Growth & Income Equity            Invests in both growth and value securities.
---------------------------------------- ------------------------------------------------------------------------
---------------------------------------- ------------------------------------------------------------------------
First American Equity Income              Invests in securities believed to be undervalued.
---------------------------------------- ------------------------------------------------------------------------

         Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Portfolio may outperform or underperform other funds that employ a different investment style. A Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.


---------------------------------------- ------------------------------------------------------------------------
                                         Each  of the  following  Portfolios  is
                                         subject to Interest Rate Risk.

---------------------------------------- ------------------------------------------------------------------------
---------------------------------------- ------------------------------------------------------------------------
Firstar Balanced                         Generally invests at least 25%
                                         of its total assets in U.S.  Government
                                         securities  including   mortgage-backed
                                         securities and  investment  grade-fixed
                                         income securities.
---------------------------------------- ------------------------------------------------------------------------
---------------------------------------- ------------------------------------------------------------------------
Firstar Equity Income                    Normally invests at least 65% of its total assets in income-producing equities.
---------------------------------------- ------------------------------------------------------------------------
---------------------------------------- ------------------------------------------------------------------------
First American Equity Income             Invests
                                         primarily  in higher - yielding  equity
                                         securities  of  companies  believed  to
                                         have the  ability to pay above  average
                                         dividends.
---------------------------------------- ------------------------------------------------------------------------


         The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If your Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

         Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of a Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

---------------------------------------- ---------------------------------------
                                         Each  of the  following  Portfolios  is
                                         subject to Credit Risk.

---------------------------------------- ---------------------------------------
---------------------------------------- ---------------------------------------
Firstar Balanced                         Generally invests at least 25%
                                         of its total assets in U.S.  Government
                                         securities  including   mortgage-backed
                                         securities and  investment  grade-fixed
                                         income securities.
---------------------------------------- ---------------------------------------
---------------------------------------- ---------------------------------------
Firstar Equity  Income                   Convertible  securities
                                         may  be  purchased  for  the  Portfolio
                                         when, in the opinion of the Portfolio's
                                         investment adviser, the price and yield
                                         of   the   convertible    security   is
                                         favorable  as compared to the price and
                                         yield of the issuer's common stock.
---------------------------------------- ---------------------------------------
---------------------------------------- ---------------------------------------
First American Equity Income             May invest in convertible securities.
---------------------------------------- ---------------------------------------


         The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. A Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

---------------------------------------- ------------------------------------------------------------------------
                                         The following Portfolio is subject to Securities Lending Risk.

---------------------------------------- ------------------------------------------------------------------------
---------------------------------------- ------------------------------------------------------------------------
First  American  Equity Income           To  provide
                                         additional  income, may lend securities
                                         representing  up to  one-third  of  its
                                         total assets to  broker-dealers,  banks
                                         and other institutions.
---------------------------------------- ------------------------------------------------------------------------

         The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in their collateral should the borrower fail financially.


---------------------------------------- ------------------------------------------------------------------------
                                         The  following  Portfolio is subject to
                                         Mortgage-Backed Securities Risk.


---------------------------------------- ------------------------------------------------------------------------
---------------------------------------- ------------------------------------------------------------------------
Firstar  Balanced                        Generally invests at least 25%
                                         of its total assets in U.S.  Government
                                         securities,  including  mortgage-backed
                                         securities,  and investment grade-fixed
                                         income securities.
---------------------------------------- ------------------------------------------------------------------------




         Mortgage-backed securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

         Investments in mortgage-backed securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

         If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

         Are there any other risks of investing in each Portfolio?


         It is anticipated that the First American Portfolio's annual portfolio turnover rate may exceed 100%. Annual turnover rate of 100% or more is considered high and results in greater brokerage and other transaction costs which are borne by the Portfolio and its shareholders.


                      INFORMATION ABOUT THE REORGANIZATIONS

Reasons for the Reorganizations

         The purposes of the Reorganizations are to reorganize the Firstar Portfolios into the First American Portfolio, a separate series of FAIP. The reorganization of the three similar Firstar Portfolios into the First American Portfolio may potentially help to achieve operating efficiencies and, consequently, reduce shareholder costs, because the First American Portfolio will contain a larger pool of assets.

         At a regular meeting held on August 21, 2001, all of the Trustees of the Trust, including the Disinterested Trustees, considered and approved each applicable Reorganization; they determined that the respective Reorganization was in the best interests of shareholders of Firstar Balanced, Firstar Equity Income and Firstar Growth & Income Equity, as applicable, and that the interests of existing shareholders of each of the Firstar Portfolios will not be diluted as a result of the transactions contemplated by the respective Reorganization.


         Before approving the Plans, the Trustees evaluated extensive information provided by the management of the Trust, and the Adviser, and reviewed various factors about the Portfolios and the proposed Reorganizations. The Trustees considered the relative asset size of each Firstar Portfolio, including the benefits of each Portfolio being associated with a larger entity. The Trustees were informed that the relatively small asset sizes of the Firstar Portfolios, with no reasonable expectation of growth, may significantly impair each Portfolio's ability to achieve maximum operating efficiency. Upon the reorganization of the Firstar Portfolios, operating efficiencies may be achieved by the First American Portfolio because it will have a greater level of assets. As of June 30, 2001, Firstar Balanced, Firstar Equity Income and Firstar Growth & Income Equity's total assets were approximately $8.3 million, $5.7 million and $12.2 million, respectively. In addition to the combination of the Firstar
Portfolios, two Ohio National funds also will be reorganized into the First American Portfolio, subject to approval by their respective shareholders. These additional funds have combined assets of $15.1 million as of June 30, 2001. If the Reorganizations were completed and the Ohio National funds were reorganized into the First American Fund such Portfolio would have had total assets of approximately $41.4 million as of June 30, 2001


         The Trustees also considered that the First American Equity Income Fund, another fund managed by the Adviser and which has identical investment objectives and policies as the First American Portfolio, had a stronger long-term performance record than the Firstar Portfolios, with less volatility. The Trustees also were informed that the Portfolios have similar portfolio holdings and sector allocations.

         In addition, the Trustees considered, among other things:

     o    the terms and conditions of each Reorganization;

     o the fact that the Reorganizations would not result in the dilution of shareholders' interests;

     o the effect of the Reorganizations on the Contract Owners and the value of their Contracts;

     o the expense ratios, fees and expenses of the Firstar Portfolios and the anticipated expense ratios, fees and expenses of the First American Portfolio;

     o the fact that First American Equity Income's Adviser has contractually agreed to limit the total annual operating expenses of the Portfolio through at least December 31, 2002;

     o the fact that each Firstar Portfolio and the First American Portfolio have identical or substantially similar investment objectives and similar principal investment strategies;

     o    the investment personnel, expertise and resources of the Adviser;

     o the fact that the Reorganizations will provide continuity of money management for shareholders because the investment adviser for the First American Portfolio is the sub-adviser of the Firstar Portfolios;

     o the fact that U.S. Bancorp or one of its affiliates will bear the expenses incurred by the Firstar Portfolios and the First American Portfolio in connection with the Reorganizations;

     o the benefits to shareholders, including operating efficiencies, which may be achieved from participating in the restructuring of the investment portfolios to be offered in connection with the Insurance Company's insurance products and to employee benefit plans;

     o the fact that the First American Portfolio will assume the identified liabilities of the respective Firstar Portfolio;

     o the fact that although each Reorganization will be considered to be a taxable transaction for federal income tax purposes, the
          Reorganizations will not have any adverse federal income tax consequences for the Portfolios or the Contract Owners; and

     o alternatives available to shareholders of the Firstar Portfolios, including the ability to redeem their shares.

         During their consideration of the Reorganizations, the Trustees of the Trust met with Trust counsel and counsel to the Independent Trustees regarding the legal issues involved.

         After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any operating efficiencies or other benefits will in fact be realized, the Trustees of the Trust each concluded that the proposed Reorganizations, as applicable, would be in the best interests of each Firstar Portfolio and their respective shareholders. Consequently, they approved the Plans and directed that the respective Plans be submitted to shareholders of the Firstar Portfolios for approval.

         The Directors of FAIP have also approved the Plans on behalf of the First American Portfolio.

Agreements and Plans of Reorganization

         The following summary is qualified in its entirety by reference to the Plans (the form of which is attached as Exhibit A to this Prospectus/Proxy Statement).


         Each Plan provides that all of the assets of the respective Firstar Portfolio will be acquired by the First American Portfolio in exchange for Class IA shares of the First American Portfolio and the assumption by the First American Portfolio of the identified liabilities of the Firstar Portfolio on or about December 18, 2001 or such other date as may be agreed upon by the parties (the "Closing Date"). Prior to the Closing Date, each Firstar Portfolio will endeavor to discharge all of its known liabilities and obligations. The First American Portfolio will not assume any liabilities or obligations of the respective Firstar Portfolio other than those reflected in an unaudited statement of assets and liabilities of the Firstar Portfolio prepared as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern Time, on the business day immediately prior to the Closing Date (the "Valuation Time").


         At or prior to the Closing Date, each Firstar Portfolio will each declare a dividend or dividends and distribution or distributions which, together with all previous dividends and distributions, shall have the effect of distributing to the Portfolio's shareholders all of the Portfolio's investment company taxable income for the taxable period ending on the Closing Date (computed without regard to any deduction for dividends paid), all of the Portfolio's net tax exempt income and all of its net capital gains realized in all taxable periods ending on the Closing Date (after reductions for any capital loss carryforward).

         The number of full and fractional Class IA shares of the First American Portfolio to be received by the shareholders of each Firstar Portfolio will be determined by multiplying the number of outstanding full and fractional shares of the Firstar Portfolio by a factor which shall be computed by dividing the net asset value per share of the Firstar Portfolio by the net asset value per share of the Class IA shares of the First American Portfolio. These computations will take place as of the Valuation Time. For the Firstar Portfolios, the net asset value per share will be determined by dividing assets, less liabilities, in each case attributable to the respective class, by the total number of outstanding shares.

         The custodian for the Firstar Portfolios will compute the value of each Firstar Portfolio's respective portfolio of securities. The method of valuation employed will be consistent with the procedures set forth in the Prospectus and Statement of Additional Information relating to the First American Portfolio, Rule 22c-1 under the 1940 Act, and with the interpretations of that Rule by the SEC's Division of Investment Management.


         As soon after the Closing Date as conveniently practicable, each Firstar Portfolio will liquidate and distribute pro rata to shareholders of record as of the close of business on the Closing Date the full and fractional shares of voting stock of the First American Portfolio received by the Firstar Portfolio. The liquidation and distribution will be accomplished by the establishment of accounts in the names of each Firstar Portfolio's shareholders on the First American Portfolio's share records of its transfer agent. Each account will represent the respective pro rata number of full and fractional shares of voting stock of the First American Portfolio due to the Firstar Portfolio's shareholders. All issued and outstanding shares of each Firstar Portfolio will be canceled. The shares of voting stock of the First American Portfolio to be issued will have no preemptive or conversion rights and no share certificates will be issued. After these distributions and the winding up of its affairs, each Firstar Portfolio will be terminated.


         The consummation of each Reorganization is subject to the conditions set forth in the respective Plan, including approval, as applicable, by the Firstar Portfolio's shareholders, accuracy of various representations and warranties and receipt of opinions of counsel. Notwithstanding approval of a Firstar Portfolio's shareholders, a Plan may be terminated (a) by the mutual agreement of the Firstar Portfolio and the First American Portfolio; or (b) at or prior to the Closing Date by either party (1) because of a breach by the other party of any representation, warranty, or agreement contained in the Plan to be performed at or prior to the Closing Date if not cured within 30 days, or
(2) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met.

         Whether or not a Reorganization is consummated, U.S. Bancorp or one of its affiliates will pay the expenses incurred by each Firstar Portfolio and the First American Portfolio in connection with that Reorganization (including the cost of any proxy-soliciting agent). No portion of the expenses will be borne directly or indirectly by a Firstar Portfolio, the First American Portfolio or their shareholders.

         If a Firstar Portfolio's shareholders do not approve the respective Reorganization, the Trustees will consider other possible courses of action which may be in the best interests of shareholders.

Federal Income Tax Consequences


         The Adviser for the First American Portfolio will be free to sell all or any portion of the assets which the First American Portfolio acquires from the Firstar Portfolios. Therefore it is unclear whether the "continuity of business" requirement for a tax-free reorganization will be satisfied, and it is accordingly unclear whether any or all of the Reorganizations will be tax free. Because of this uncertainty, each of the Firstar Portfolios will declare ordinary and capital gain dividends immediately prior to the Closing Date sufficient to distribute all of their investment company taxable income and all of their capital gains, whether or not the Reorganizations are taxable. These dividends will automatically be reinvested in shares of the relevant Portfolio and immediately converted into shares of the First American Portfolio in the Reorganizations. In this way, each Firstar Portfolio will be sure that it meets the requirements of the Internal Revenue Code of 1986, as amended (the "Code") for qualification as a regulated investment company and has no undistributed income on which it would be liable for federal income tax. The shareholder of each Firstar Portfolio is a separate account of the Insurance Company, which will pay no federal income tax under the rules applicable to insurance companies. The Insurance Company believes that each Contract backed by the separate account qualifies as a variable annuity contract under the Code, and so Contract Owners will have no tax consequences arising from the Reorganizations or from the dividends described in this paragraph.

         The First American Portfolio will determine after the Reorganizations whether any of such Reorganizations were in fact tax free. It will use a tax basis and holding period for securities acquired in a tax free Reorganization which corresponds to the tax basis and holding period of the predecessor Firstar Portfolio, and will use a tax basis and holding period for securities acquired in a taxable Reorganization determined on the Closing Date of the taxable Reorganization. These tax basis and holding period determinations are only relevant in determining the amounts of the income and capital gain dividends which the First American Portfolio must declare in order to ensure that it will continue to qualify as a regulated investment company under the Code and will pay no federal income tax. As with dividends paid by the Firstar Portfolios, the recipient of the dividend is effectively tax exempt, and, based on the Insurance Company's belief as to the tax qualification of the Contracts, Contract Owners will have no tax consequences arising from dividends paid by the First American Portfolio.


Pro-forma Capitalization


         The following table sets forth the capitalization of the Firstar Portfolios as of June 30, 2001 and the capitalization of the First American Portfolio on a pro forma basis as of that date, giving effect to the proposed acquisitions of assets of the Firstar Portfolios and the Ohio National funds at net asset value. As a newly created series of FAIP, the First American Portfolio, immediately preceding the Closing Date, will have nominal assets and liabilities. The pro forma data reflects an exchange ratio of approximately
0.897 Class IA share of the First American Portfolio issued for each share of Firstar Balanced, an exchange ratio of 1.00 Class IA share of the First American Portfolio issued for each share of Firstar Equity Income, and an exchange ratio of approximately 0.853 Class IA share of the First American Portfolio issued for each share of Firstar Growth & Income Equity.


                       Capitalization of Firstar Balanced,
              Firstar Equity Income, Firstar Growth & Income Equity
                  and First American Equity Income (Pro Forma)



       ------------------------- ------------------ ------------------ ------------------- ------------------ -------------------
                                 Firstar Balanced    Firstar Equity    Firstar Growth &     Ohio National      First American
                                                         Income          Income Equity           Funds          Equity Income
                                                                                                              Pro-forma (After
                                                                                                               Reorganization)
       ------------------------- ------------------ ------------------ ------------------- ------------------ -------------------
       Net Assets


       Class IA                  $8,361,374         $5,678,678         $12,278,207         N/A                $26,318,259
       Class IB                  N/A                N/A                N/A                 $15,100,000        15,075,943
                                 ---                ---                ---                 -----------        ----------
       Total Net Assets          $8,361,374         $5,678,678         $12,278,207         $15,100,000        $41,394,202
       ------------------------- ------------------ ------------------ ------------------- ------------------ -------------------
       Net Asset Value Per
       Share
       Class IA                  $11.28             $12.58             $10.73              N/A                $12.58
       Class IB                  N/A                N/A                N/A                 $15.14/10.01*      $12.58
       ------------------------- ------------------ ------------------ ------------------- ------------------ -------------------
       Shares Outstanding
       Class IA                  741,191            451,523            1,144,400           N/A                2,092,189
       Class IB                  N/A                N/A                N/A                 1,154,290          1,198,406
       ------------------------- ------------------ ------------------ ------------------- ------------------ -------------------
       Total Shares Outstanding  741,191            451,523            1,144,400           1,154,290**        3,290,595
       ------------------------- ------------------ ------------------ ------------------- ------------------ -------------------


       * Net asset value per share of each of the two Ohio National funds being reorganized into the First American Portfolio.

       ** Total outstanding shares of both Ohio National funds being reorganized into the First American Portfolio.




         The table set forth above should not be relied upon to reflect the number of shares to be received in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Portfolio at the time of the Reorganization.

Distribution of Shares

         All portfolios of the Trust sell shares to the separate accounts of the Insurance Company as a funding vehicle for the Contracts offered by the Insurance Company and certain of the Trust's portfolios offer shares to qualified pension and retirement plans. Each Firstar Portfolio offers only one class of shares. Expenses of the Trust are passed through to the Insurance Company's separate accounts and are ultimately borne by Contract Owners. In addition, other fees and expenses are assessed by the Insurance Company at the separate account level. (The Firstar Contracts Prospectus describe all fees and charges relating to a Contract.)

         Like the Trust, FAIP does not sell its shares directly to the public. FAIP continuously sells shares of the First American Portfolio only to insurance company separate accounts and to qualified pension and employee profit-sharing plans. It may also offer shares to other separate accounts of other insurers. Quasar Distributors, LLC ("Quasar"), serves as the distributor for FAIP's shares. Upon consummation of the Reorganizations, Class IA and Class IB shares of the First American Portfolio will be offered. Class IB is not part of the Reorganizations. Each class has a separate distribution arrangement and bears its own distribution expenses, if any.

         In the proposed Reorganizations, shareholders of each Firstar Portfolio will receive Class IA shares of the First American Portfolio. Class IA shares are sold at net asset value without any initial or deferred sales charges and are not subject to distribution-related or shareholder servicing-related fees. No Rule 12b-1 plan has been adopted for the Class IA Shares of the First American Portfolio. Class IA shares are only available to shareholders who receive shares of the First American Portfolio in the Reorganizations and for additional purchases under a shareholder's existing Contract. In connection with each Reorganization, no sales charges are imposed. Certain sales or other charges are imposed by the Contracts for which the First American Portfolio serves as an investment vehicle. More detailed descriptions of the Class IA shares and the distribution arrangements applicable to this class of shares are contained in the Prospectus and Statement of Additional Information relating to the First American Portfolio.

Purchase and Redemption Procedures

         The Contracts Prospectus for your Contract describes the procedures for investing your purchase payments or premiums in shares of the Firstar Portfolios. No fee is charged by a Firstar Portfolio for selling (redeeming) shares. The Contracts Prospectus describes whether an Insurance Company charges any fees for redeeming your interest in a Contract. The Firstar Portfolios buy or sell shares at net asset value per share of each Portfolio for orders received on a given day, and the Insurance Company uses this value to calculate the value of your interest in your Contract.

         Quasar places orders for the purchase or redemption of shares of the First American Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contracts. Orders are effected at the net asset value per share for the Portfolio determined on that same date, without the imposition of any sales commission or redemption charge.

Exchange Privileges

         The Contracts Prospectus indicates whether an Insurance Company charges any fees for moving your assets from one investment option to another. No fees for exchanges are charged by the Trust or FAIP.

Dividend Policy

         The Firstar Portfolios and the First American Portfolio have the same distribution policy. Each Portfolio declares and distributes its dividends from net investment income to the Insurance Company separate accounts at least once a year and not to you, the Contract Owner. These distributions are in the form of additional shares of stock and not cash. The result is that a Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. All net realized long- or short-term capital gains of each Portfolio are also declared and distributed once a year and reinvested in the Portfolio.

         The Firstar Portfolios have each qualified and intend to continue to qualify, and the First American Portfolio expects to qualify in its initial year, to be treated as regulated investment companies under the Code. To remain qualified as a regulated investment company, a Portfolio must distribute 90% of its taxable and tax-exempt income and diversify its holdings as required by the 1940 Act and the Code. While so qualified, so long as each Portfolio distributes all of its net investment company taxable and tax-exempt income and any net realized gains to the Record Holders, it is expected that a Portfolio will not be required to pay any federal income taxes on the amounts distributed to the Record Holders.

                 COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS

         As a Minnesota corporation, the operations of FAIP will be governed by its Articles of Incorporation and By-Laws, and applicable Minnesota law, rather than by the Agreement and Declaration of Trust and By-Laws of the Trust, and Delaware law. The Agreement and Declaration of Trust is referred to in this Prospectus/Proxy Statement as the "Declaration of Trust." As discussed below, certain of the differences between the Trust and FAIP derive from provisions of FAIP's Articles of Incorporation and By-Laws. Shareholders entitled to instruct the Insurance Company to vote at the Meeting may obtain a copy of FAIP's Articles of Incorpration and By-Laws, without charge, upon written request to FAIP at the address and telephone number set forth on the cover of this Prospectus/Proxy Statement.

Form of Organization

         As noted above, FAIP is organized as a Minnesota corporation, and the Trust is organized as a Delaware business trust. FAIP and the Trust are each open-end management investment companies registered with the SEC under the 1940 Act, and each is organized as a "series company" as that term is used in Rule 18f-2 under the 1940 Act. The series of FAIP consist of the First American Portfolio and other mutual funds of various asset classes; the series of the Trust consist of the Firstar Portfolios and other mutual funds of various asset classes. FAIP and the Trust currently offer shares of their portfolios only to insurance company separate accounts to serve as an investment vehicle for variable annuity contracts and variable life insurance policies issued by the Insurance Company. The Trust also offers shares of its portfolios to qualified pension and retirement plans. Each is governed by its applicable Declaration of Trust or Articles of Incorporation, By-Laws, and a Board of Trustees/Directors, and by applicable Minnesota or Delaware and federal law.

Capitalization

         The beneficial interests in the Trust are represented by an unlimited number of transferable shares of beneficial interest, $.001 par value per share, of one or more series. The beneficial interests in FAIP are represented by ten trillion common shares with a par value of $0.01 each, of three or more series. Both the Declaration of Trust of the Trust and the Articles of Incorporation of FAIP permit the Trustees/Directors to allocate shares into one or more series, and classes thereof, with rights determined by the Trustees/Directors, all without shareholder approval. Fractional shares may be issued by each Portfolio.

         Shares of each Firstar  Portfolio  are offered in only one class (Class
A) and represent an equal proportionate interest in the Portfolio. Upon consummation of the Reorganizations, shares of the First American Portfolio will be offered in Class IA and Class IB (Class IB is not part of the
Reorganizations). Shares of the classes of the First American Portfolio represent an equal pro rata interest in the Portfolio and generally have identical voting, dividend, liquidation and other rights, other than the payment of distribution fees. Shareholders of each Portfolio are entitled to receive dividends and other amounts as determined by the Trustees/Directors, as applicable. Shareholders of each Portfolio vote separately, by Portfolio, as to matters, such as changes in fundamental investment restrictions, that affect only their particular Portfolio. Shareholders of each Portfolio vote by class as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class.

Shareholder Liability


         Under Minnesota corporate law shareholders who have paid the agreed-upon consideration for their shares are not liable for the obligations of the corporation. Similar statutory authority limiting corporate shareholder liability exists in every state in the United States. As a result, shareholders in every jurisdiction should be protected against being held personally liable for the corporation's liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote.

         Under Delaware law, shareholders of a Delaware business trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. To the extent that the Trust or a shareholder is subject to the jurisdiction of courts in other states, it is possible that a court may not apply Delaware law and may thereby subject shareholders of the Trust to liability. To guard against this risk, the Declaration of Trust of the Trust (a) provides that any written obligation of the Trust may contain a statement that such obligation may only be enforced against the assets of the Trust or the particular series in question and the obligation is not binding upon the shareholders of the Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust. Accordingly, the risk of a shareholder of the Trust incurring financial loss beyond that shareholder's investment because of shareholder liability is limited to circumstances in which: (1) the court refuses to apply Delaware law; (2) no contractual limitation of liability was in effect; and (3) the Trust itself is unable to meet its obligations. In light of Delaware law, the nature of the Trust's business, and the nature of its assets, the risk of personal liability to a shareholder of the Trust is remote.

Shareholder Meetings and Voting Rights

         Neither FAIP on behalf of the First American Portfolio nor the Trust on behalf of the Firstar Portfolios is required to hold annual meetings of shareholders. However, with respect to the Trust, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holders of at least 10% of the outstanding shares of the Trust. In addition, the Trust is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. A meeting of shareholders of FAIP may be called for any purpose by one or more shareholders holding 10% or more of the shares entitled to vote on the matters to be presented to the meeting. Neither FAIP nor the Trust currently intends to hold regular shareholder meetings. Cumulative voting is not permitted in the election of Directors of FAIP or of the Trustees of the Trust.

         The By-Laws of FAIP provide that the holders of ten percent (10%) of the shares outstanding and entitled to vote shall constitute a quorum for the transaction of business at any regular or special meeting of FAIP. Except when a larger quorum is required by applicable law or the applicable governing documents, with respect to the Trust, 33 1/3% of the shares issued and outstanding constitutes a quorum for consideration of a matter at a shareholders' meeting but any lesser number is sufficient for adjourned sessions. Approval of a matter by the shareholders of FAIP generally requires the affirmative vote of the greater of (1) a majority of the shares present and entitled to vote, or (2) a majority of the voting power of the minimum number of shares entitled to vote that would constitute a quorum for the transaction of business at the meeting, subject to applicable law including the 1940 Act and as otherwise provided in the Articles of Incorporation. Minnesota law requires a greater majority in the case of certain corporate actions such as mergers and certain sales of assets. A Director of FAIP must be elected by the affirmative vote of a plurality of the shares present. For the Trust, when a quorum is present at a meeting, a majority (greater than 50%) of the shares voted is sufficient to act on a matter and a plurality of the shares voted is required to elect a Trustee (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act). A Director of FAIP may be removed with or without cause by a vote of the shareholders holding a majority of the shares entitled to vote at an election of directors. A Trustee of the Trust may be removed at a meeting of shareholders by a vote of two-thirds of the outstanding shares of the Trust, or with or without cause by the vote of two-thirds of the number of Trustees prior to removal.

         Under the Declaration of Trust/Articles of Incorporation of the Trust and FAIP, respectively, each whole share of beneficial interest of a Portfolio is entitled to one vote, and each fractional share is entitled to a proportionate vote. With respect to the Portfolios, this means that each full share of a Portfolio attributable to a variable annuity contract and, with respect to the First American Portfolio, a variable life insurance policy, is entitled to one vote and any fractional share is entitled to a fractional vote.

         The Declaration of Trust of the Trust provides that unless otherwise required by applicable law (including the 1940 Act), the Board of Trustees may, without obtaining a shareholder vote: (1) reorganize the Trust as a corporation or other entity, (2) merge the Trust into another entity, or merge, consolidate or transfer the assets and liabilities of a Portfolio or class of shares to another entity, and (3) combine the assets and liabilities held with respect to two or more series or classes into assets and liabilities held with respect to a single series or class. The Trustees of the Trust may also terminate the Trust, a Portfolio, or a class of shares upon written notice to the shareholders. With respect to FAIP, Minnesota law would require a shareholder vote with respect to each such matter.


Liquidation

         In the event of the liquidation of the Trust, a Firstar Portfolio, or a class of shares, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to the Trust, the Portfolio or attributable to the class over the liabilities belonging to the Trust, the Portfolio or attributable to the class. In either case, the assets so distributable to shareholders of the Portfolio will be distributed among the shareholders in proportion to the number of shares of a class of the Portfolio held by them on the date of distribution. In the event of the liquidation of FAIP, the same provisions discussed above would apply.

Liability and Indemnification of Trustees/Directors

         The Articles of Incorporation of FAIP states that FAIP will indemnify its Directors for expenses and liabilities to the fullest extent of the Minnesota statutes provided that no such indemnification may be made if it would be in violation of Section 17(h) of the 1940 Act. In addition, to the fullest extent of the Minnesota Business Corporation Act, a Director shall not be liable for monetary damages for breach of fiduciary duty. FAIP's directors remain fully liable (including possibly for monetary damages) for breaches of their duty of "loyalty," (the duty to act in good faith and in the best interests of FAIP), for self-dealing, for bad faith and intentional misconduct, and for violations of the Securities Act of 1933 and the Securities Exchange Act of 1934.

         Similar to FAIP, under the Declaration of Trust of the Trust, a Trustee is liable to any person in connection with the assets or affairs of the Trust or any Portfolio only for such Trustee's own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or the discharge of such Trustee's functions. As provided in the Declaration of Trust, each Trustee of the Trust is entitled to be indemnified against all liabilities against him or her, including the costs of litigation, unless it is determined that the Trustee (1) did not act in good faith in the reasonable belief that such Trustee's action was in or not opposed to the best interests of the Trust; (2) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of such Trustee's duties; and (3) in a criminal proceeding, had reasonable cause to believe that such Trustee's conduct was unlawful (collectively, "disabling conduct"). A determination that the Trustee did not engage in disabling conduct and is, therefore, entitled to indemnification may be based upon the outcome of a court action or administrative proceeding or by (a) a vote of a majority of a quorum of those Trustees who are neither "interested persons" within the meaning of the 1940 Act nor parties to the proceeding or (b) an independent legal counsel in a written opinion. A Portfolio may also advance money for such litigation expenses provided that the Trustee undertakes to repay the Portfolio if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

         The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust of the Trust and the Articles of Incorporation of FAIP, their By-Laws and Delaware or Minnesota law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declaration of Trust/Articles of Incorporation, By-Laws and Delaware or Minnesota law directly for more complete information.

                    VOTING INFORMATION CONCERNING THE MEETING


         This Prospectus/Proxy Statement is being sent to shareholders of Firstar Balanced, Firstar Equity Income and Firstar Growth & Income Equity in connection with a solicitation of voting instructions by the Trustees of the Trust, to be used at the Special Meeting of shareholders (the "Meeting") to be held at 10:00 a.m. Pacific Time, December 11, 2001, at the offices of the Trust, 22 Corporate Plaza Drive, Newport Beach, California 92660, and at any adjournments thereof. This Prospectus/Proxy Statement, along with a Notice of the Meeting and a voting instructions form, is first being mailed to shareholders of the Firstar Portfolios on or about November 2, 2001.

         The Board of Trustees of the Trust has fixed the close of business on October 19, 2001 as the record date (the "Record Date") for determining the shareholders of the Firstar Portfolios entitled to receive notice of the Meeting and to give voting instructions, and for determining the number of shares for which such instructions may be given, with respect to the Meeting or any adjournment thereof. The Insurance Company, through its separate account, owns all of the shares of each Firstar Portfolio, and is the shareholder of record of each such Portfolio at the close of business on the Record Date. The Insurance Company is entitled to be present and vote at the Meeting with respect to such shares of a Firstar Portfolio. The Insurance Company has undertaken to vote its shares or abstain from voting its shares of a Firstar Portfolio for the Contract Owners of that Portfolio in accordance with voting instructions received on a timely basis from those Contract Owners. In connection with the solicitation of such voting instructions, the Insurance Company will furnish a copy of this Prospectus/Proxy Statement to Contract Owners.

         The number of shares as to which voting instructions may be given under a Contract is determined by the number of full and fractional shares of each Firstar Portfolio held in a separate account with respect to that particular Contract. In voting for a Reorganization, each full share of the Firstar Portfolio attributable to a variable annuity, is entitled to one vote and any fractional share is entitled to a fractional vote.

         Voting instructions may be revoked by executing and delivering later-dated signed voting instructions to the Insurance Company, or by attending the Meeting in person and instructing the Insurance Company how to vote your shares. Unless revoked, all valid voting instructions will be voted, or the Insurance Company will abstain from voting, in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Reorganization contemplated thereby.

         If you wish to participate in the Meeting, you may submit the voting instructions form included with this Prospectus/Proxy Statement, transmit your voting instructions by fax or by the Internet or attend in person and provide your voting instructions to the Insurance Company. (Guidelines on providing voting instructions are immediately after the Notice of Special Meeting.)

         If the enclosed voting instructions form is properly executed and returned in time to be voted at the Meeting, the shares of beneficial interest represented by the voting instructions form will be voted, or the Insurance Company will abstain from voting, in accordance with the instructions marked on the returned voting instructions form.


o Unless instructions to the contrary are marked on the voting instructions form, it will be voted FOR a proposed Reorganization and FOR any other matters deemed appropriate.

o Voting instructions forms which are properly executed and returned but are not marked with voting instructions will be voted FOR a proposed Reorganization and FOR any other matters deemed appropriate.


         Interests in Contracts for which no timely voting instructions are received will be voted, or the Insurance Company will abstain from voting in the same proportion as the Insurance Company votes shares for which it has received voting instructions from other Contract Owners. The Insurance Company will also vote, or abstain from voting, any shares in its general account which are not attributable to Contracts in the same proportion as it votes shares held in all of the Insurance Company's registered separate accounts, in the aggregate.

         Shares which represent interests in a particular Firstar Portfolio vote separately on the Reorganization and those matters pertaining only to that Portfolio. Approval of a Reorganization will require the affirmative vote of a majority of the votes of each Firstar Portfolio, as applicable, cast at a shareholders' meeting duly called and at which a quorum is present (the presence in person or by proxy of holders entitled to cast at least 33 1/3% of the votes at any shareholders' meeting). Abstentions will be counted for purposes of determining a quorum, but will not be included in the amount of shares voted. As of the Record Date, the shareholder of record of each Firstar Portfolio was the Insurance Company. Since the Insurance Company is the legal owner of the shares, attendance by the Insurance Company at the Meeting will constitute a quorum under the Declaration of Trust of the Trust.

         Voting instructions solicitation will be made primarily by mail, but beginning on or about November 19, 2001 voting instructions solicitations may also be made by telephone, through the Internet or personal solicitations conducted by officers and employees of Met Investors Advisory Corp., the Adviser, its affiliates or other representatives of the Firstar Portfolios (who will not be paid for their soliciting activities). In addition, voting instructions solicitations may be made by Alamo Direct, the Firstar Portfolios' proxy solicitor. The estimated cost of the voting instructions solicitation is approximately $8,000. The costs of solicitation and the expenses incurred in connection with preparing this Prospectus/Proxy Statement and its enclosures will be paid by U.S. Bancorp or one of its affiliates. Neither the Trust, FAIP nor the Contract Owners will bear any costs associated with the Meeting, this proxy solicitation or any adjourned session.

         If shareholders of a Firstar Portfolio do not vote to approve the applicable Reorganization, the Trustees of the Trust will consider other possible courses of action in the best interests of shareholders. If sufficient votes to approve a Reorganization are not received, the persons named as proxies on a proxy form sent to the Record Holders may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require an affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.



         A shareholder of a Firstar Portfolio who objects to the proposed Reorganization will not be entitled under either Delaware law or the Declaration of Trust of the Trust, to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that each Reorganization as proposed is not expected to result in recognition of gain or loss to the Record Holders or Contract Owners for federal income tax purposes. In addition, if a Reorganization is consummated, the rights of shareholders to transfer their account balances among investment options available under the Contracts or to make withdrawals under the Contracts will not be affected.


         The Trust does not hold annual shareholder meetings. If a Reorganization is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust at the addresses set forth on the cover of this Prospectus/Proxy Statement so that they will be received by the Trust in a reasonable period of time prior to that meeting.

         The votes of the shareholders of the First American Portfolio are not being solicited by this Prospectus/Proxy Statement and are not required to carry out the Reorganizations.

Shareholder Information

         The Record Holders of each Firstar Portfolio at the close of business on October 19, 2001 (the Record Date) will be entitled to be present and vote at the Meeting with respect to shares of the applicable Firstar Portfolio owned as of the Record Date. As of the Record Date, the total number of shares of each Firstar Portfolio outstanding and entitled to vote was as follows:


  ----------------------------------- ----------------------------------
                                      Number of Shares
  ----------------------------------- ----------------------------------
  ----------------------------------- ----------------------------------
  Firstar Balanced                    735,007
  ----------------------------------- ----------------------------------


  ----------------------------------- ----------------------------------
                                      Number of Shares
  ----------------------------------- ----------------------------------
  ----------------------------------- ----------------------------------
  Firstar Equity Income               442,051
  ----------------------------------- ----------------------------------


  ----------------------------------- ----------------------------------
                                      Number of Shares
  ----------------------------------- ----------------------------------
  ----------------------------------- ----------------------------------
  Firstar Growth & Income Equity      1,129,880
  ----------------------------------- ----------------------------------



         As of October 19, 2001, the officers and Trustees/Directors of the Trust and of FAIP beneficially owned as a group less than 1% of the outstanding shares of each Firstar Portfolio and the First American Portfolio, respectively.

Control Persons and Principal Holders of Securities

                   On October 19, 2001 to the knowledge of the Trustees and management of the Trust, MetLife Investors Insurance Company owned of record 100% of the shares of each of the Firstar Portfolios.

         The Insurance Company has advised the Trust that as of October 19, 2001 the following persons owned Contracts which would entitle them to instruct the Insurance Company with respect to more than 5% of the voting securities of the
Trust:




----------------------------------------- ------------------------- ------------------------- ------------------------
                                                                    Percentage of Shares of
                                                                    Firstar Growth & Income    Percentage of Shares
                                                                    Equity Portfolio Before      of First American
                                                                         Reorganization         Portfolio Class IA

                                                                                               After Reorganization

            Name and Address                   No. of Shares
Doris Cottrill                                     58,108                    5.14%                     2.77%
1231 Crest Drive
Joplin, MO  64801


----------------------------------------- ------------------------- ------------------------- ------------------------


                        FINANCIAL STATEMENTS AND EXPERTS

         The  Annual  Report  of  Cova  Series  Trust  relating  to the  Firstar
Portfolios, for the year ended as of December 31, 2000, and the financial statements and financial highlights for the periods indicated therein, has been incorporated by reference herein and in the Registration Statement in reliance upon the report of Deloitte & Touche LLP, independent auditors, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

                                  LEGAL MATTERS

         Certain legal matters concerning the issuance of shares of First American Equity Income will be passed upon by Dorsey & Whitney LLP.


                             ADDITIONAL INFORMATION


         The Trust and FAIP are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices located at Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois 60661 and at Woolworth Building, 233 Broadway, New York, New York 10279. Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.




                                 OTHER BUSINESS

         The Trustees of the Trust do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.


       THE TRUSTEES OF THE TRUST RECOMMEND APPROVAL OF EACH PLAN AND ANY UNMARKED VOTING INSTRUCTIONS WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF SUCH PLAN.



October 31, 2001

Exhibit A
                                     FORM OF

                      AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 12th day of October, 2001, by and between First American Insurance Portfolios, Inc., a Minnesota corporation, with its principal place of business at 601 Second Avenue South, Minneapolis, Minnesota 55402 ("FAIP"), with respect to its Equity Income Portfolio series (the "Acquiring Fund"), and Met Investors Series Trust, a Delaware business trust with its principal place of business at 22 Corporate Plaza Drive, Newport Beach, California 92660 (the "Trust"), with respect to its Firstar Portfolio series (the "Selling Fund").

         The reorganization (the "Reorganization") will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for Class IA shares of common stock, $.01 par value per share, of the Acquiring Fund (the "Acquiring Fund Shares"); (ii) the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund; and (iii) the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

         WHEREAS, the Selling Fund and the Acquiring Fund are each a separate investment series of an open-end, registered investment company of the management type and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

         WHEREAS, the Selling Fund and the Acquiring Fund are authorized to issue their shares of beneficial interest, and common shares respectively;

         WHEREAS, the Directors of FAIP have determined that the transactions comtemplated herein will be in the best interests of the Acquiring Fund and its shareholders;

         WHEREAS,  the  Trustees of the Trust have  determined  that the Selling
Fund should exchange all of its assets and the identified liabilities for Acquiring Fund Shares and that the interests of the existing shareholders of the Selling Fund will not be diluted as a result of the transactions contemplated herein;

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                    ARTICLE I

         TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR
            THE ACQUIRING FUND SHARES AND ASSUMPTION OF SELLING FUND
                 LIABILITIES AND LIQUIDATION OF THE SELLING FUND

         1.1 THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all of the Selling Fund's assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange for the Selling Fund's assets (i) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and
(ii) to assume the identified liabilities of the Selling Fund, as set forth in paragraph 1.3. Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

         1.2 ASSETS TO BE ACQUIRED. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, that is owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

         The Selling Fund has provided the Acquiring Fund with its most recent unaudited financial statements, which contain a list of all of the Selling Fund's assets as of the date thereof. The Selling Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses. The Selling Fund reserves the right to sell any of such securities, but will not, without the prior written approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.

         The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Selling Fund with a list of the securities, if any, on the Selling Fund's list referred to in the second sentence of this paragraph that do not conform to the Acquiring Fund's investment objectives, policies, and restrictions. The Selling Fund will, within a reasonable period of time (not less than 30 days) prior to the Closing Date, furnish the Acquiring Fund with a list of its portfolio securities and other investments. In the event that the Selling Fund holds any investments that the Acquiring Fund may not hold, the Selling Fund, if requested by the Acquiring Fund, will dispose of such securities prior to the Closing Date. In addition, if it is determined that the Selling Fund and the Acquiring Fund portfolios, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Selling Fund if requested by the Acquiring Fund will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Selling Fund to dispose of any investments or securities if, in the reasonable judgment of the Selling Fund, such disposition would violate the Selling Fund's fiduciary duty to its shareholders.

         1.3 LIABILITIES TO BE ASSUMED. The Selling Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume only those liabilities, expenses, costs, charges and reserves reflected on a Statement of Assets and Liabilities of the Selling Fund prepared on behalf of the Selling Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Selling Fund reflected in such Statement of Assets and Liabilities and shall not assume any other liabilities, whether absolute or contingent, known or unknown, accrued or unaccrued, all of which shall remain the obligation of the Selling Fund.

         1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), (a) the Selling Fund will liquidate and distribute pro rata to the Selling Fund's shareholders of record, determined as of the close of business on the Valuation Date (the "Selling Fund Shareholders"), the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to terminate as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

         1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Prospectus/Proxy Statement on Form N-14 which has been distributed to shareholders of the Selling Fund as described in paragraph 4.1(o).

         1.6 TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

     1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and such later date on which the Selling Fund is terminated.

         1.8 TERMINATION. The Trust shall take all necessary and appropriate steps under applicable law to terminate the Selling Fund promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

                                   ARTICLE II

                                    VALUATION

         2.1 VALUATION OF ASSETS. The value of the Selling Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on the business day next preceding the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Trust's Agreement and Declaration of Trust and the Selling Fund's then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

         2.2 VALUATION OF SHARES. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Corporation's Articles of Incorporation and the Acquiring Fund's then current prospectus and statement of additional information.

         2.3 SHARES TO BE ISSUED. The number of full and fractional Acquiring Fund Shares to be issued in exchange for the Selling Fund's assets shall be determined by multiplying the outstanding shares of the Selling Fund by the ratio computed by dividing the net asset value per share of the Selling Fund by the net asset value per share of the Acquiring Fund on the Valuation Date, determined in accordance with in paragraph 2.2.

     2.4 DETERMINATION OF VALUE. All computations of value shall be made by U.S. Bank National Association, the Acquiring Fund's custodian, in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund.

                                   ARTICLE III

                            CLOSING AND CLOSING DATE

         3.1 CLOSING DATE. The closing of the Reorganization (the "Closing") shall take place on or about December 31, 2001 or such other date as the parties may agree to in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of 8:00 a.m. Central time at the offices of FAIP, or at such other time and/or place as the parties may agree.

         3.2 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date (and the Closing Date) shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

         3.3 TRANSFER AGENT'S CERTIFICATE. The Selling Fund shall cause its transfer agent to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver, or cause its transfer agent, to issue and deliver, to the Secretary of the Trust a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

     4.1 REPRESENTATIONS OF THE SELLING FUND. The Selling Fund represents and warrants to the Acquiring Fund as follows:

                  (a) The Selling Fund is a separate investment series of the Trust, a business trust duly organized, validly existing, and in good standing under the laws of the State of Delaware.

                  (b) The Selling Fund is a separate investment series of the Trust, which is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect.

                  (c) The current prospectus and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of the Trust's Agreement and Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

                  (e) The Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged or reflected in the Statement of Assets and Liabilities as provided in paragraph 1.3 hereof.

                  (f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                  (g) The unaudited financial statements of the Selling Fund at June 30, 2001 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date not disclosed therein.

                  (h) Since June 30, 2001, there has not been any material adverse change in the Selling Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

                  (i) At the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                  (j) For each fiscal year of its operation, the Selling Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, has distributed in each such year all net investment income and realized capital gains and has met the diversification requirements of Section 817 (h) of the Code and the rules thereunder.

                  (k) All issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3. The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, nor is there outstanding any security convertible into any of the Selling Fund shares.

                  (l) At the Closing Date, the Selling Fund will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

                  (m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund and, subject to approval by the Selling Fund's shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (n) The information furnished by the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

                  (o) The Selling Fund has provided the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which included the proxy statement of the Selling Fund (the "Prospectus/Proxy Statement"), all of which was included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act in connection with the meeting of the shareholders of the Selling Fund to approve this Agreement and the transactions contemplated hereby. The Prospectus/Proxy Statement included in the Registration Statement (other than information therein that relates to the Acquiring Fund and any other fund described therein other than the Selling Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

     4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Selling Fund as follows:

                  (a) The Acquiring Fund is a separate investment series of FAIP, a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota.

                  (b) The Acquiring Fund is a separate investment series of FAIP, a corporation that is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) The prospectus and statement of additional information, as of the date of the Prospectus/Proxy Statement, of the Acquiring Fund will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the FAIP's Articles of Incorporation or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

                  (e) Except as otherwise disclosed in writing to the Selling Fund and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

     (f) The Acquiring Fund has no liabilities of a material amount, contingent or otherwise.

                  (g) At the Closing Date, there will not be any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Selling Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

                  (h) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid or provision shall have been made for the payment thereof. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                  (i) The Acquiring Fund expects to qualify for treatment as a regulated investment company under subchapter M of the Code, and expects to meet the diversification requirements of Section 817(h) of the Code and the rules thereunder, for its taxable year which includes the Closing Date.

                  (j) All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

                  (k) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the
Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (l) The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

                  (m) The information furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations applicable thereto.

                  (n) The Prospectus/Proxy Statement included in the Registration Statement (only insofar as it relates to the Acquiring Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

                  (o) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                                    ARTICLE V

              COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

         5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

         5.2 APPROVAL BY SHAREHOLDERS. The Trust will call a meeting of the shareholders of the Selling Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

         5.3 INVESTMENT REPRESENTATION. The Selling Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

     5.4 ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund shares.

         5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

                                   ARTICLE VI

             CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

         The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

         6.1 All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by FAIP's President or Vice President, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

         6.2 With respect to the Selling Fund, the Trust shall have received on the Closing Date an opinion from Dorsey & Whitney LLP, counsel to FAIP and the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Trust, covering the following points:

                  (a) The Acquiring Fund is represented by a series of shares of FAIP, FAIP is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota and has the corporate power to own all of its properties and assets and to carry on its business as presently conducted.

                  (b) FAIP is registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed, and delivered by FAIP and, assuming due authorization, execution and delivery of this Agreement by the Trust, is a valid and binding obligation of the FAIP enforceable against FAIP in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) Assuming that a consideration therefor not less than the net asset value thereof has been paid and that the conditions set forth in this Agreement have been satisfied, the Acquiring Fund Shares to be issued and delivered to the Selling Fund on behalf of the Selling Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any statutory preemptive rights in respect thereof.

                  (e) To the knowledge of such counsel, the Registration Statement, has been declared effective by the Commission and no stop order under the 1933 Act pertaining thereto has been issued; and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Minnesota is required for consummation by FAIP and the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act and the 1940 Act, and as may be required under state securities laws.

                  (f) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of FAIP's Articles of Incorporation or By-Laws or any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Acquiring Fund is a party or by which it or any of its properties may be bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree (in each case known to such counsel) to which the Acquiring Fund is a party or by which it is bound.

                  (g) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Acquiring Fund, existing on or before the effective date of the Registration Statement or the Closing Date required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

                  (h) To  the  knowledge  of  such  counsel,  no  litigation  or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business, other than as previously disclosed in the Registration Statement.

         Such opinion shall contain such assumptions and limitations as shall be in the opinion of Dorsey & Whitney LLP appropriate to render the opinions expressed therein.

                                   ARTICLE VII

            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

         The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

         7.1 All representations and warranties of the Selling Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Trust's President or Vice President, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

         7.2 The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund's assets and liabilities, as of the Closing Date, certified by the Treasurer of the Trust.

         7.3 With respect to the Acquiring Fund, FAIP shall have received on the Closing Date an opinion of Sullivan & Worcester LLP, counsel to the Trust and the Selling Fund, in a form satisfactory to FAIP covering the following points:

                  (a) The Selling Fund is a separate investment series of the Trust, a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to carry on its business as presently conducted.

                  (b) The Trust is registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed and delivered by the Trust and, assuming due authorization, execution, and delivery of this Agreement by FAIP, is a valid and binding obligation of the Trust enforceable against the Trust in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Trust or the Selling Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act and the 1940 Act, and as may be required under state securities laws.

                  (e) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Trust's Agreement and Declaration of Trust or By-laws, or any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Selling Fund is a party or by which it or any of its properties may be bound or result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree (in each case known to such counsel) to which the Selling Fund is a party or by which it is bound.

                  (f) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Selling Fund existing on or before the effective date of the Registration Statement or the Closing Date, required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

                  (g) To  the  knowledge  of  such  counsel,  no  litigation  or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Selling Fund or any of its respective properties or assets and the Selling Fund is not a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business other than as previously disclosed in the Prospectus/Proxy Statement.

                  (h) Assuming that a consideration therefor of not less than the net asset value thereof has been paid, and assuming that such shares were issued in accordance with the terms of the Selling Fund's registration statement, or any amendment thereto, in effect at the time of such issuance, all issued and outstanding shares of the Selling Fund are legally issued and fully paid and non-assessable.

         Such opinion shall contain such other assumptions and limitations as shall be in the opinion of Sullivan & Worcester LLP appropriate to render the opinions expressed therein.

                                  ARTICLE VIII

          FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING
                            FUND AND THE SELLING FUND

         If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

         8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions of the Trust's Agreement and Declaration of Trust and By-Laws and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund or the Selling Fund may waive the conditions set forth in this paragraph 8.1.

         8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

         8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary "no-action" positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either party hereto may for itself waive any of such conditions.

         8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness of the Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         8.5 The Selling Fund shall have declared a dividend or dividends which, together with all previous such dividends shall have the effect of distributing to the Selling Fund Shareholders all of the Selling Fund's investment company taxable income for all taxable periods ending on the Closing Date (computed without regard to any deduction for dividends paid) and all of the net capital gains realized in all taxable periods ending on the Closing Date (after reduction for any capital loss carryforward).

                                   ARTICLE IX

                                    EXPENSES

         9.1 Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Selling Fund and the Acquiring Fund, whether incurred before or after the date of this Agreement, will be borne by U.S. Bank National Association or one of its affiliates. Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Selling Fund Shareholders are resident as of the date of the mailing of the Prospectus/Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees;
(g) legal fees; and (h) solicitation costs of the transaction. Notwithstanding the foregoing, the Acquiring Fund shall pay its own federal and state registration fees.

                                    ARTICLE X

                    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         10.1 FAIP and the Trust agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

         10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

                                   ARTICLE XI

                                   TERMINATION

         11.1 This Agreement may be terminated by the mutual agreement of FAIP and the Trust. In addition, either FAIP or the Trust may at its option terminate this Agreement at or prior to the Closing Date because:

     (a) of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

                  (b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

         11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund, FAIP, the Selling Fund, the Trust, or their respective Trustees, Directors or officers, to the other party, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement as provided in paragraph 9.1.

                                   ARTICLE XII

                                   AMENDMENTS

         12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of FAIP and the Trust; provided, however, that following the meeting of shareholders of the Selling Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund
Shareholders under this Agreement to the detriment of such Selling Fund Shareholders without their further approval.

                                  ARTICLE XIII

               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                             LIMITATION OF LIABILITY

         13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota, without giving effect to the conflicts of laws provisions thereof; provided, however, that the due authorization, execution and delivery of this Agreement, in the case of the Trust, shall be governed and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

         13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

         13.5 With respect to the Trust, the name used herein refers respectively to the trust created and, as the case may be, the Trustees, as trustees but not individually or personally, acting from time to time under organizational documents filed in Delaware, which are hereby referred to and are also on file at the principal offices of the Trust. The obligations of the Trust entered into in the name or on behalf thereof by any of the Trustees, representatives or agents of the Trust, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the trust property, and all persons dealing with the Selling Fund must look solely to the trust property belonging to the Selling Fund for the enforcement of any claims against the Selling Fund.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

                      MET INVESTORS SERIES TRUST ON BEHALF OF FIRSTAR ______________ PORTFOLIO
                      By:
                         -----------------------------------------

                      Name: Elizabeth M. Forget

                      Title: President



                      FIRST AMERICAN INSURANCE PORTFOLIOS, INC. ON BEHALF OF EQUITY INCOME PORTFOLIO

                      By:
                         -----------------------------------------

                      Name:

                      Title:

                                                                     Exhibit B

                      MANAGEMENT'S DISCUSSION AND ANALYSIS

                  OF RESULTS OF FIRSTAR EQUITY INCOME PORTFOLIO

                           FOR THE YEAR ENDED 12/31/00





LETTER TO POLICYHOLDERS

The year 2000 was one that most investors would like to forget. Two major factors conspired to bring stocks down in the last twelve months -- inflation and corporate earnings. However, The Equity Income Portfolio bucked the trend by generating a +14.64% return compared to the Standard & Poor 500(1) losing -9.1%, S&P 500/Barra Value Index(2) gaining +6.06% and the Russell 1000 Index(3) down -7.78%. The fund maintained a fully invested portfolio for most of 2000 with financials, utilities, energy and healthcare, the largest sectors weights, accounting for over 55% of the portfolio's assets. These were also four of the top performing sectors in 2000. A big contributor to performance was also the underweight in the technology sector, with less than 8% of the portfolio exposed to the volatile price movements of these stocks.

As we look forward to 2001 we see economic growth in a range of 2% -- 3% with no recession, inflation decelerating to 2.5%, bonds yields and interest rates declining, and unemployment relatively low. All should prove positive for stocks and the market in general.

As stated a year ago, the value sector holds above average return potential going forward with many worldwide economies recovering as the U.S. economy attempts to pull off the soft landing as directed by the Federal Reserve.

JOSEPH BELEW
Portfolio Manager
MISSISSIPPI VALLEY ADVISORS
DIVISION OF FIRMCO

(1) The S&P 500 Index is an unmanaged index consisting of stocks of 500 of the largest U.S.-based companies. The Index does not include fees or expenses and is not available for direct investment.

(2) The S&P 500/BARRA Value Index is a capitalization-weighted index of all the stocks in the S&P 500 that have low price-to-book ratios.

(3) The Russell 1000 Index consists of the largest 1000 companies in the Russell 3000 Index. The Index represents the universe of large capitalization stocks from which most active money managers typically select. The Index does not include fees or expenses and is not available for direct investment.

TOP 10 PORTFOLIO HOLDINGS BY MARKET VALUE
As of 12/31/00

%                                                      of portfolio

USA Education, Inc.                                       3.5
Sungard Data Systems, Inc.                                2.7
Baxter International, Inc.                                2.6
Mellon Financial Corp.                                    2.4
Pharmacia Corp.                                           2.3
Federal National Mortgage Association                     2.3
Duke Energy Corp.                                         2.3
Masco Corp.                                               2.2
Comerica, Inc.                                            2.2
Heinz (H.J.), Co.                                         2.2

TOP 10 PORTFOLIO SECTORS (% of portfolio market value)
As of 12/31/00

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

FINANCIAL SERVICES             26.9%

Utilities                      11.2%
Energy                          9.7%
Consumer Staples                9.2%
Health Care                     9.2%
Consumer Cyclicals              8.7%
Basic Materials                 8.6%
Technology                      7.7%
Communications Services         4.6%
Capital Goods                   4.2%

FIRSTAR EQUITY INCOME PORTFOLIO             FOR THE YEAR ENDED 12/31/00
========




LETTER TO POLICYHOLDERS (CONTINUED)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


FIRSTAR EQUITY INCOME PORTFOLIO, MANAGED BY
========
MISSISSIPPI VALLEY ADVISORS VS. RUSSELL 1000

Growth Based on $10,000+


FIRSTAR EQUITY INCOME PORTFOLIO,         RUSSELL 1000
========


                     managed by MVA              Index
7/97                          $10,000          $10,000
9/97                          $10,900          $10,864
12/97                         $11,269          $11,192
3/98                          $12,656          $12,688
6/98                          $12,427          $12,992
9/98                          $11,266          $11,637
12/98                         $12,323          $14,187
3/99                          $12,354          $14,776
6/99                          $13,700          $15,845
9/99                          $12,631          $14,782
12/99                         $12,632          $17,155
3/00                          $12,225          $17,878
6/00                          $12,239          $17,292
9/00                          $13,426          $17,404
12/00                         $14,481          $15,817

                                              Average Annual Return(1)
                                       1 Year       3 Year      Since Inception+


FIRSTAR Equity Income Portfolio,
========

managed by MVA                         14.64%        8.71%            11.14%
                                       ------        -----            ------

- -    Russell 1000 Index             -7.80%        12.22%            14.00%

+Index is shown from the first full month since Portfolio's inception.


(1) "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Firstar Equity Income Portfolio managed by Mississippi Valley Advisors (MVA) and the return on the investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.


Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

                       STATEMENT OF ADDITIONAL INFORMATION

                            Acquisition of Assets of

                           FIRSTAR BALANCED PORTFOLIO,
                         FIRSTAR EQUITY INCOME PORTFOLIO
                                       and
                    FIRSTAR GROWTH & INCOME EQUITY PORTFOLIO

                                each a series of

                           MET INVESTORS SERIES TRUST
                            22 Corporate Plaza Drive
                         Newport Beach, California 92660
                                 (800) 848-3854

                        By and In Exchange For Shares of

                             EQUITY INCOME PORTFOLIO

                                   a series of

                    FIRST AMERICAN INSURANCE PORTFOLIOS, INC.
                             601 Second Avenue South
                          Minneapolis, Minnesota 55402
                                 (800) 637-2548



         This Statement of Additional Information, dated October 31, 2001, relating specifically to the proposed transfer of the assets and liabilities of Firstar Balanced Portfolio ("Firstar Balanced"), Firstar Equity Income Portfolio ("Firstar Equity Income") and Firstar Growth & Income Equity Portfolio ("Firstar Growth & Income Equity"), (collectively the "Firstar Portfolios"), each a series of Met Investors Series Trust (the "Trust"), to Equity Income Portfolio ("Equity Income"), a series of First American Insurance Portfolios, Inc. ("FAIP"), in exchange for Class 1A shares of common stock, $.01 par value per share, of Equity Income (to be issued to holders of shares of the Firstar Portfolios), consists of the information set forth below pertaining to the Firstar Portfolios and the following described documents, each of which is attached hereto and incorporated by reference herein:

          (1) The Statement of Additional Information of the Firstar Portfolios dated May 1, 2001, as amended August 1, 2001 and October 9, 2001;

          (2) The Statement of Additional Information of Equity Income dated October 23, 2001;



          (3) Annual Report of Balanced Portfolio, Equity Income Portfolio, Growth & Income Equity Portfolio, each a portfolio of Cova Series Trust, for the year ended December 31, 2000;

          (4) Semi-Annual Report of the Firstar Portfolios for the six month period ended June 30, 2001; and

          (5)  Pro Forma Financial Statements dated as of June 30, 2001.


         This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Proxy Statement of Firstar Balanced, Firstar Equity Income, Firstar Growth & Income Equity and Equity Income dated October 31, 2001. A copy of the Prospectus/Proxy Statement may be obtained without charge by calling or writing to the Trust or FAIP at the telephone numbers or addresses set forth above.

                       STATEMENT OF ADDITIONAL INFORMATION

                           MET INVESTORS SERIES TRUST


         This Statement of Additional Information provides supplementary information pertaining to shares of the twenty- six investment portfolios ("Portfolios") of Met Investors Series Trust (the "Trust"), a diversified, open-end, management investment company. This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectuses dated May 1, 2001 and October 9, 2001 and, with respect to the Class A shares and Class E shares of certain Portfolios, August 1, 2001 (collectively, the "Prospectus") for, as applicable, the Class A, Class B and Class E shares of the J. P. Morgan Quality Bond Portfolio, J.P. Morgan Small Cap Stock Portfolio, J.P. Morgan Enhanced Index Portfolio, J.P. Morgan Select Equity Portfolio, J.P. Morgan International Equity Portfolio, Lord Abbett Bond Debenture Portfolio, Lord Abbett Mid-Cap Value Portfolio, Lord Abbett Developing Growth Portfolio, Lord Abbett Growth and Income Portfolio, Lord Abbett Growth Opportunities Portfolio, Firstar Balanced Portfolio, Firstar Equity Income Portfolio, Firstar Growth & Income Equity Portfolio, BlackRock Equity Portfolio, BlackRock U.S. Government Income Portfolio, PIMCO Total Return Portfolio, PIMCO Money Market Portfolio, PIMCO Innovation Portfolio, MFS Mid Cap Growth Portfolio, MFS Research International Portfolio, Met/Putnam Research Portfolio, Janus Aggressive Growth Portfolio, Oppenheimer Capital Appreciation Portfolio, Met/AIM Small Cap Growth Portfolio, Met/AIM Mid Cap Equity Portfolio and State Street Research Concentrated International Portfolio which may be obtained by writing the Trust at 22 Corporate Plaza Drive, Newport Beach California 92660 or by calling (800) 848-3854. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Prospectus.

         The date of this Statement of Additional Information is May 1, 2001, as amended on August 1, 2001 and October 9, 2001.

                                Table of Contents


INVESTMENT OBJECTIVES AND POLICIES.............................................4
         Asset-Backed Securities...............................................4
         Brady Bonds...........................................................5
         Convertible Securities................................................5
         Depositary Receipts...................................................6
         Dollar Roll Transactions..............................................6
         Eurodollar and Yankee Dollar Obligations..............................7
         Floaters..............................................................8
         Foreign Currency Transactions.........................................8
         Foreign Securities...................................................11
         Forward Commitments, When-Issued and Delayed Delivery Securities.....14
         High Yield/High Risk Debt Securities.................................15
         Hybrid Instruments...................................................15
         Illiquid Securities..................................................16
         Interest Rate Transactions...........................................16
         Investment Grade Corporate Debt Securities...........................17
         Loans and Other Direct Indebtedness................................ 18
                                                                              =
         Money Market Securities..............................................18
         Mortgage-Backed Securities...........................................19
         Municipal Fixed Income Securities.................................. 22
                                                                              =
         Options and Futures Strategies.......................................23
         Other Investment Companies...........................................27
         Portfolio Turnover...................................................28
         Preferred Stocks.....................................................28
         Real Estate Investment Trusts...................................... 29
                                                                              =
         Repurchase Agreements................................................29
         Reverse Repurchase Agreements........................................29
         Rights and Warrants..................................................30
         Securities Loans.....................................................30
         Short Sales..........................................................31
         U.S. Government Securities...........................................31
         Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds........... 32
                                                                              =

INVESTMENT RESTRICTIONS.......................................................32
         Fundamental Policies.................................................32
         Non-Fundamental Policies.............................................33
PERFORMANCE INFORMATION.......................................................35
         Total Return.........................................................35
         Yield................................................................36
         Non-Standardized Performance.........................................37

PORTFOLIO TRANSACTIONS........................................................37
MANAGEMENT OF THE TRUST..................................................... 40
                                                                              =
         Trustees and Officers................................................40
         Committees of the Board............................................ 43
                                                                              =
         Compensation of the Trustees....................................... 44
                                                                              =
INVESTMENT ADVISORY AND OTHER SERVICES...................................... 44
                                                                              =
         The Manager........................................................ 44
                                                                              =
         The Advisers....................................................... 50
                                                                              =
         The Administrator.................................................. 53
                                                                              =
         The Distributor.................................................... 54
                                                                              =
         Code of Ethics..................................................... 56
                                                                              =
         Custodian.......................................................... 56
                                                                              =
         Transfer Agent..................................................... 56
                                                                              =
         Legal Matters...................................................... 56
                                                                              =
         Independent Auditors............................................... 56
                                                                              =
REDEMPTION OF SHARES........................................................ 56
                                                                              =
NET ASSET VALUE............................................................. 57
                                                                              =
FEDERAL INCOME TAXES........................................................ 58
                                                                              =
ORGANIZATION AND CAPITALIZATION OF THE TRUST................................ 60
                                                                              =
FINANCIAL STATEMENTS........................................................ 62
                                                                              =
APPENDIX.....................................................................A-1


----------------------
         No person has been authorized to give any information or to make any representation not contained in this Statement of Additional Information or in the Prospectus and, if given or made, such information or representation must not be relied upon as having been authorized. This Statement of Additional Information does not constitute an offering of any securities other than the registered securities to which it relates or an offer to any person in any state or other jurisdiction of the United States or any country where such offer would be unlawful.

                       INVESTMENT OBJECTIVES AND POLICIES

         The following information supplements the discussion of the investment objectives and policies of the Portfolios in the Prospectus.


Asset-Backed Securities (J.P. Morgan Quality Bond, Lord Abbett Bond Debenture, Firstar Balanced, BlackRock

Equity, BlackRock U.S. Government Income, Janus Aggressive Growth, PIMCO Total Return, Met/AIM Small Cap Growth and Met/AIM Mid Cap Equity Portfolios)


         Asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets.

         Asset-backed securities are not issued or guaranteed by the U.S. government or its agencies or government-sponsored entities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. In addition, such securities generally will have remaining estimated lives at the time of purchase of five years or less. Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on asset-backed securities, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and shorter prepayments will lengthen it.

         The purchase of asset-backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of holders of the asset-backed securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the card holder.

Brady Bonds (J.P. Morgan Quality Bond, Lord Abbett Bond Debenture, Janus Aggressive Growth and PIMCO Total Return Portfolios)

         Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (the uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.


Convertible Securities (All Portfolios except BlackRock U.S. Government Income, PIMCO Money Market and PIMCO Innovation Portfolios)


         A Portfolio may invest in convertible securities of domestic and, subject to the Portfolio's investment strategy, foreign issuers. The convertible securities in which a Portfolio may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

         Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

         Convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

         Subsequent to purchase by a Portfolio, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase for that Portfolio. Neither event will require the sale of such securities, although a Portfolio's investment adviser will consider such event in its determination of whether the Portfolio should continue to hold the securities.


Depositary Receipts (All Portfolios except J.P. Morgan Quality Bond, Lord Abbett Bond Debenture, BlackRock U.S. Government Income, PIMCO Money Market and PIMCO Total Return Portfolios)

         A Portfolio may purchase foreign securities in the form of American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts or other securities convertible into securities of corporations in which the Portfolio is permitted to invest pursuant to its investment objectives and policies. These securities may not necessarily be denominated in the same currency into which they may be converted. Depositary receipts are receipts typically issued by a U.S. or foreign bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. The J.P. Morgan Enhanced Index, J.P. Morgan Select Equity, J.P. Morgan Small Cap Stock, Firstar Equity Income, Firstar Balanced and Firstar Growth & Income Equity Portfolios will only invest in American Depositary Receipts. The J.P. Morgan Enhanced Index, J.P. Morgan Select Equity and J.P. Morgan Small Cap Stock Portfolios do not expect to invest more than 10% of their total assets in American Depository Receipts. Because American Depositary Receipts are listed on a U.S. securities exchange, the investment advisers of the Lord Abbett Mid-Cap Value, Lord Abbett Developing Growth, Lord Abbett Growth and Income, Lord Abbett Growth Opportunities, BlackRock Equity and PIMCO Innovation Portfolios do not treat them as foreign securities. However, like other depositary receipts, American Depositary Receipts are subject to many of the risks of foreign securities such as changes in exchange rates and more limited information about foreign issuers.

Dollar Roll Transactions (J.P. Morgan Quality Bond, Lord Abbett Bond Debenture, BlackRock U.S. Government Income, PIMCO Money Market, PIMCO Total Return, Janus Aggressive Growth, Oppenheimer Capital Appreciation, Met/AIM

Small Cap Growth and Met/AIM Mid Cap Equity Portfolios)

         The Portfolios may enter into "dollar roll" transactions, which consist of the sale by the Portfolio to a bank or broker-dealer (the "counterparty") of Government National Mortgage Association certificates, other mortgage-backed securities or other fixed income securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A Portfolio receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a Portfolio agrees to buy a security on a future date.

         A Portfolio will not use such transactions for leveraging purposes and, accordingly, will segregate cash, U.S. government securities or other liquid assets in an amount sufficient to meet its purchase obligations under the transactions. The Portfolio will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.

         Dollar rolls are treated for purposes of the Investment Company Act of 1940, as amended ("1940 Act") as borrowings of a Portfolio because they involve the sale of a security coupled with an agreement to repurchase. Like all borrowings, a dollar roll involves costs to a Portfolio. For example, while a Portfolio receives a fee as consideration for agreeing to repurchase the security, the Portfolio forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by a Portfolio, thereby effectively charging the Portfolio interest on its borrowing. Further, although a Portfolio can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Portfolio's borrowing.

         The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a Portfolio's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a Portfolio is able to purchase them. Similarly, the Portfolio may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical, security to a Portfolio, the security that the Portfolio is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a Portfolio's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.


Eurodollar and Yankee Dollar Obligations (J.P. Morgan Quality Bond, Firstar Balanced, BlackRock Equity, BlackRock U.S. Government Income, MFS Mid Cap Growth, PIMCO Money Market, PIMCO Total Return, Oppenheimer Capital Appreciation, Janus Aggressive Growth, MFS Research International, Met/AIM Mid Cap Equity and State Street Research Concentrated International Portfolios)


     Eurodollar bank obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee dollar bank obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

         Eurodollar and Yankee dollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk. Additionally, Eurodollar (and to a limited extent, Yankee dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.


Floaters (BlackRock U.S. Government Income, PIMCO Money Market, PIMCO Total Return and Janus Aggressive Growth Portfolios)


         A Portfolio may invest in floaters, which are fixed income securities with a floating or variable rate of interest, i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under "Foreign Securities."

Foreign Currency Transactions (J.P. Morgan Quality Bond, J.P. Morgan International Equity, MFS Mid Cap Growth, PIMCO Total Return, PIMCO Innovation, Oppenheimer Capital Appreciation, Janus Aggressive Growth, Met/Putnam Research, Met/AIM Small Cap Growth, Met/AIM Mid Cap Equity and State Street Research Concentrated International Portfolios)

         Foreign Currency Exchange Transactions. A Portfolio may engage in foreign currency exchange transactions to protect against uncertainty in the level of future exchange rates. The investment adviser to a Portfolio may engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging"), and to protect the value of specific portfolio positions ("position hedging").

         A Portfolio may engage in "transaction hedging" to protect against a change in the foreign currency exchange rate between the date on which the Portfolio contracts to purchase or sell the security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. For that purpose, a Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in or exposed to that foreign currency.

         If conditions warrant, a Portfolio may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts as a hedge against changes in foreign currency exchange rates between the trade and settlement dates on particular transactions and not for speculation. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements.

         For transaction hedging purposes, a Portfolio may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Portfolio the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives a Portfolio the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives a Portfolio the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Portfolio the right to purchase a currency at the exercise price until the expiration of the option.

         A Portfolio may engage in "position hedging" to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated, or quoted or exposed (or an increase in the value of currency for securities which the Portfolio intends to buy, when it holds cash reserves and short-term investments). For position hedging purposes, a Portfolio may purchase or sell foreign currency futures contracts and foreign currency forward contracts, and may purchase put or call options on foreign currency futures contracts and on foreign currencies on exchanges or over-the-counter markets. In connection with position hedging, a Portfolio may also purchase or sell foreign currency on a spot basis.

         The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

         It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Portfolio is obligated to deliver.

         Hedging transactions involve costs and may result in losses. A Portfolio may write covered call options on foreign currencies to offset some of the costs of hedging those currencies. A Portfolio will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of the Portfolio's investment adviser, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A Portfolio's ability to engage in hedging and related option transactions may be limited by tax considerations.

         Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which a Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

         Currency Forward and Futures Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the U.S. are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission ("CFTC"), such as the New York Mercantile Exchange. A Portfolio would enter into foreign currency futures contracts solely for hedging or other appropriate investment purposes as defined in CFTC regulations.

         Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in any given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

         At the maturity of a forward or futures contract, a Portfolio may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

         Positions in foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although a Portfolio intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there can be no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin.

         Foreign  Currency  Options.   Options  on  foreign  currencies  operate
similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when a Portfolio's investment adviser believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

         The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

         Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should a Portfolio desire to resell that currency to the dealer.


Foreign Securities (All Portfolios except J.P. Morgan Select Equity, J.P. Morgan Small Cap Stock , J.P. Morgan Enhanced Index and BlackRock U.S. Government Income Portfolios)



         A Portfolio may invest in foreign equity and debt securities or U.S. securities traded in foreign markets. In addition to securities issued by foreign companies, permissible investments may also consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits, Yankee certificates of deposit, Eurodollar bonds and Yankee bonds. The Portfolio may also invest in Canadian commercial paper and Europaper. These instruments may subject the Portfolio to additional investment risks from those related to investments in obligations of U.S. issuers. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

         Foreign investments involve certain risks that are not present in domestic securities. For example, foreign securities may be subject to currency risks or to foreign government taxes which reduce their attractiveness. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and a foreign issuer is not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

         Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the U.S. While growing in volume, they usually have substantially less volume than U.S. markets and a Portfolio's investment securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There is generally less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement", which can result in losses to a Portfolio.

         The value of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the Portfolios will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there can be no assurance that currency controls will not be imposed subsequently. In addition, the value of foreign fixed income investments may fluctuate in response to changes in U.S. and foreign interest rates.

         Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the U.S. Consequently, the overall expense ratios of international or global funds are usually somewhat higher than those of typical domestic stock funds.

         Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments will be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

         The debt obligations of foreign governments and entities may or may not be supported by the full faith and credit of the foreign government. A Portfolio may buy securities issued by certain "supra-national" entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and Development (commonly called the "World Bank"), the Asian Development Bank and the Inter-American Development Bank.

         The governmental members of these supranational entities are "stockholders" that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supra-national entity's lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent foreign governments will continue to be able or willing to honor their capitalization commitments for those entities.


         The Lord Abbett Bond Debenture, Lord Abbett Mid-Cap Value, Lord Abbett Developing Growth, Lord Abbett Growth and Income and Lord Abbett Growth Opportunities Portfolios do not expect that more than 20%, 10%, 10%, 10% and 25%, respectively, of their total assets will be invested in foreign securities. The investment adviser to these Portfolios does not consider securities of companies domiciled outside the U.S. but whose principal trading market is in the U.S. to be "foreign securities."


     The J.P. Morgan Enhanced Index, the J.P. Morgan Select Equity and J.P. Morgan Small Cap Stock Portfolios may only invest in equity securities of foreign corporations listed on a U.S. securities exchange or denominated or principally traded in the U.S. dollar. The J.P. Morgan Quality Bond Portfolio does not expect to invest more than 25% of its total assets in securities of foreign issuers. In the case of the J.P. Morgan Quality Bond Portfolio, any foreign commercial paper must not be subject to foreign withholding tax at the time of purchase.


         The Firstar Balanced, Firstar Equity Income and Firstar Growth & Income Equity Portfolios do not except that more than 15%, 15% and 5%, respectively, of their total assets will be invested in foreign securities. The BlackRock Equity Portfolio does not expect that more than 5% of its total assets will be invested in foreign securities. The MFS Mid Cap Growth Portfolio expects that less than 20% of its total assets will be invested foreign securities.


         The PIMCO Total Return Portfolio does not expect that more than 20% of its total assets will be invested in securities denominated in foreign currencies. The Oppenheimer Capital Appreciation Portfolio, PIMCO Innovation and the Met/Putnam Research Portfolio do not expect that more than 35% of their assets will be invested in foreign securities. The Met/AIM Small Cap Growth and Met/AIM Mid Cap Equity Portfolios do not expect that more than 25% of their assets will be invested in foreign securities.
         Emerging Market Securities. Investments in emerging market country securities involve special risks. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of a Portfolio's investments in those countries and the availability to a Portfolio of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make a Portfolio's investments in such countries illiquid and more volatile than investment in more developed countries, and a Portfolio may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

         Transaction costs in emerging markets may be higher than in the U.S. and other developed securities markets. As legal systems in emerging markets develop, foreign investors may be adversely affected by new or amended laws and regulations or may not be able to obtain swift and equitable enforcement of existing law.

         A Portfolio may make investments denominated in emerging markets currencies. Some countries in emerging markets also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which the Portfolio's securities are quoted would reduce the Portfolio's net asset value.

         Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of a Portfolio. The MFS Research International Portfolio expects that not more than 25% of its total assets will be invested in emerging market securities.

Forward Commitments, When-Issued and Delayed Delivery Securities (All Portfolios except J.P. Morgan Select Equity, J.P. Morgan Small Cap Stock, J.P. Morgan Enhanced Index, J.P. Morgan International Equity, Firstar Balanced and Firstar Equity Income, PIMCO Money Market and State Street Research Concentrated International Portfolios)

         A Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made.

         A Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

         Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis the Portfolio will hold liquid assets in a segregated account at the Portfolio's custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

         Purchases made under such conditions may involve the risk that yields secured at the time of commitment may be lower than otherwise available by the time settlement takes place, causing an unrealized loss to the Portfolio. In addition, when the Portfolio engages in such purchases, it relies on the other party to consummate the sale. If the other party fails to perform its obligations, the Portfolio may miss the opportunity to obtain a security at a favorable price or yield. Although a Portfolio will generally enter into forward commitments to purchase securities with the intention of actually acquiring the security for its portfolio (or for delivery pursuant to options contracts it has entered into), the Portfolio may dispose of a security prior to settlement if its investment adviser deems it advisable to do so. The Portfolio may realize short-term gains or losses in connection with such sales.


High Yield/High Risk Debt Securities (J.P. Morgan Quality Bond, Lord Abbett Bond Debenture, BlackRock Equity, MFS Mid Cap Growth, Janus Aggressive Growth, PIMCO Total Return and State Street Research Concentrated International Portfolios)


         Certain lower rated securities purchased by a Portfolio, such as those rated Ba or B by Moody's Investors Service, Inc. ("Moody's") or BB or B by Standard & Poor's Ratings Services ("Standard & Poor's") (commonly known as junk bonds), may be subject to certain risks with respect to the issuing entity's ability to make scheduled payments of principal and interest and to greater market fluctuations. While generally providing greater income than investments in higher quality securities, lower quality fixed income securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. To the extent that a Portfolio invests in such lower quality securities, the achievement of its investment objective may be more dependent on the investment adviser's own credit analysis.

         Lower quality fixed income securities are affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to value accurately a Portfolio's portfolio securities for purposes of determining the Portfolio's net asset value.

         In determining suitability of investment in a particular unrated security, the investment adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.


Hybrid Instruments (J.P. Morgan Quality Bond, BlackRock Equity, Janus Aggressive Growth, PIMCO Total Return, Met/AIM Small Cap Growth and Met/AIM Mid Cap Equity Portfolios)


         Although there are no percentage limitations on the amount of assets that may be invested in hybrid instruments, the investment advisers to the Portfolios do not anticipate that such investments will exceed 5% (15% with respect to J.P. Morgan Quality Bond Portfolio) of each Portfolio's total assets. Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Often these hybrid instruments are indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. Hybrid instruments may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a Portfolio may not be successful.

Illiquid Securities (All Portfolios except J.P. Morgan Select Equity, Firstar Balanced, Firstar Equity Income, Firstar Growth & Income Equity, PIMCO Innovation, Met/Putnam Research and State Street Research Concentrated International Portfolios)

         Each Portfolio may invest up to 15% (10% in the case of PIMCO Money Market Portfolio) of its net assets in illiquid securities and other securities which are not readily marketable, including non-negotiable time deposits, certain restricted securities not deemed by the Trust's Board of Trustees to be liquid and repurchase agreements with maturities longer than seven days. Securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, which have been determined to be liquid, will not be considered by the Portfolios' investment advisers to be illiquid or not readily marketable and, therefore, are not subject to the applicable 15% or 10% limit. The inability of a Portfolio to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair the Portfolio's ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by a Portfolio which are eligible for resale pursuant to Rule 144A will be monitored by the Portfolios' investment advisers on an ongoing basis, subject to the oversight of the Trustees. In the event that such a security is deemed to be no longer liquid, a Portfolio's holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in a Portfolio having more than 15% (or 10%, as applicable)of its assets invested in illiquid or not readily marketable securities.


Interest Rate Transactions (J.P. Morgan Quality Bond,  BlackRock U.S. Government
Income,   BlackRock  Equity,   PIMCO  Total  Return,  Janus  Aggressive  Growth,
Oppenheimer Capital Appreciation and State Street Research Concentrated

International Portfolios)

         Among the strategic transactions into which the Portfolios may enter are interest rate swaps and the purchase or sale of related caps and floors. A Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. A Portfolio intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Portfolio may be obligated to pay. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser, to the extent that a specific index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such cap. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.

         A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps and floors are entered into for good faith hedging purposes, the investment advisers to the Portfolios and the Trust believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Portfolio will not enter into any swap, cap and floor transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least "A" by Standard & Poor's or Moody's or has an equivalent rating from another nationally recognized statistical rating organization ("NRSRO") or is determined to be of equivalent credit quality by the investment adviser. For a description of the NRSROs and their ratings, see the Appendix. If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

         With respect to swaps, a Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps and floors require segregation of assets with a value equal to the Portfolio's net obligations, if any.


Investment Grade Corporate Debt Securities (J.P. Morgan Quality Bond, Lord Abbett Bond Debenture, Firstar Balanced, Firstar Growth & Income Equity, BlackRock Equity, PIMCO Money Market, PIMCO Total Return, PIMCO Innovation, Oppenheimer Capital Appreciation, Janus Aggressive Growth, MFS Mid Cap Growth, MFS Research International, Met/AIM Small Cap Growth, Met/AIM Mid Cap Equity and State Street Research Concentrated International Portfolios)


         Debt securities are rated by NRSROs. Securities rated BBB by Standard & Poor's or Baa by Moody's are considered investment grade securities, but are somewhat riskier than higher rated investment grade obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics and may be speculative. See the Appendix for a description of the various securities ratings.

Loans and Other Direct Indebtedness (J.P. Morgan Quality Bond, PIMCO Total Return, Janus Aggressive Growth, Oppenheimer Capital Appreciation and State Street Research Concentrated International Portfolios)

         By purchasing a loan, a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. A Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default. Certain of the loans acquired by a Portfolio may involve revolving credit facilities or other standby financing commitments which obligate the Portfolio to pay additional cash on a certain date or on demand.

         The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

Money Market Securities  (All Portfolios)
-----------------------

         Money market securities in which the Portfolios may invest include U.S. government securities, U.S. dollar denominated instruments (such as bankers' acceptances, commercial paper, domestic or Yankee certificates of deposit and Eurodollar obligations) issued or guaranteed by bank holding companies in the U.S., their subsidiaries and their foreign branches. These bank obligations may be general obligations of the parent bank holding company or may be limited to the issuing entity by the terms of the specific obligation or by government regulation.

         Other money market securities in which a Portfolio may invest also include certain variable and floating rate instruments and participations in corporate loans to corporations in whose commercial paper or other short-term obligations a Portfolio may invest. Because the bank issuing the participations does not guarantee them in any way, they are subject to the credit risks generally associated with the underlying corporate borrower. To the extent that a Portfolio may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower under the terms of the loan participation), the Portfolio may also be subject to credit risks associated with the issuing bank. The secondary market, if any, for these loan participations is extremely limited and any such participations purchased by a Portfolio will be regarded as illiquid.

         A Portfolio may also invest in bonds and notes with remaining maturities of thirteen months or less, variable rate notes and variable amount master demand notes. A variable amount master demand note differs from ordinary commercial paper in that it is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, it is payable on demand, the rate of interest payable on it varies with an agreed formula and it is typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by a Portfolio will be regarded as an illiquid security.

         Generally, the Portfolios will invest only in high quality money market instruments, i.e., securities which have been assigned the highest quality ratings by NRSROs such as "A-1" by Standard & Poor's or "Prime-1" by Moody's, or if not rated, determined to be of comparable quality by the Portfolio's investment adviser. The J.P. Morgan Quality Bond, Lord Abbett Bond Debenture, Lord Abbett Mid-Cap Value, Lord Abbett Developing Growth, Lord Abbett Growth and Income, Lord Abbett Growth Opportunities and State Street Research Concentrated International Portfolios may invest in money market instruments rated A-3 by Standard & Poor's and Prime-3 by Moody's.


Mortgage-Backed Securities (J.P. Morgan Quality Bond, Lord Abbett Bond Debenture, Firstar Balanced, Firstar Growth & Income Equity, BlackRock U.S.
Government Income, BlackRock Equity, PIMCO Money Market, PIMCO Total Return, Janus Aggressive Growth, MFS Research International, Met/AIM Small Cap Growth, Met/AIM Mid Cap Equity and State Street Research Concentrated International Portfolios)


         A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Certain Portfolios may invest in CMOs and stripped mortgage-backed securities that represent a participation in, or are secured by, mortgage loans. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.

         CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity. Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities (or "tranches"), each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by a Portfolio would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a Portfolio that invests in CMOs.

         The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

         Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their returns. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event, the Portfolios, may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, a Portfolio may not be able to realize the rate of return it expected.

         Mortgage-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. Prepayments may cause losses on securities purchased at a premium. At times, some of the mortgage-backed securities in which a Portfolio may invest will have higher than market interest rates and, therefore, will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause a Portfolio to experience a loss equal to any unamortized premium.

         Stripped mortgage-backed securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The securities may be issued by agencies or instrumentalities of the U.S. government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The Portfolios may invest in both the IO class and the PO class. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of the principal payments (including prepayments) on the underlying assets. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

         Prepayments may also result in losses on stripped mortgage-backed securities. A rapid rate of principal prepayments may have a measurable adverse effect on a Portfolio's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, a Portfolio may fail to recoup fully its initial investments in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Portfolios' ability to buy and sell those securities at any particular time.

         The J.P. Morgan Quality Bond Portfolio may also invest in directly placed mortgages including residential mortgages, multifamily mortgages, mortgages on cooperative apartment buildings, commercial mortgages, and sale-leasebacks. These investments are backed by assets such as office buildings, shopping centers, retail stores, warehouses, apartment buildings and single-family dwellings. In the event that the Portfolio forecloses on any non-performing mortgage, it would end up acquiring a direct interest in the underlying real property and the Portfolio would then be subject to the risks generally associated with the ownership of real property. There may be fluctuations in the market value of the foreclosed property and its occupancy rates, rent schedules and operating expenses. Investment in direct mortgages involve many of the same risks as investments in mortgage-related securities. There may also be adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, increased real property taxes, rising interest rates, reduced availability and increased cost of mortgage borrowing, the need for anticipated renovations, unexpected increases in the cost of energy, environmental factors, acts of God and other factors which are beyond the control of the Portfolio or its investment adviser. Hazardous or toxic substances may be present on, at or under the mortgaged property and adversely affect the value of the property. In addition, the owners of the property containing such substances may be held responsible, under various laws, for containing, monitoring, removing or cleaning up such substances. The presence of such substances may also provide a basis for other claims by third parties. Costs of clean-up or of liabilities to third parties may exceed the value of the property. In addition, these risks may be uninsurable. In light of these and similar risks, it may be impossible to dispose profitably of properties in foreclosure.

Municipal Fixed Income Securities (J.P. Morgan Quality Bond, Firstar Balanced, Firstar Growth & Income Equity, PIMCO Total Return and PIMCO Innovation Portfolios)

         A Portfolio may invest in municipal bonds of any state, territory or possession of the U.S., including the District of Columbia. The Portfolio may also invest in municipal bonds of any political subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions. Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works. Interest payments received by holders of these securities are generally tax-free. Municipal bonds may also be issued to refinance public debt.

         Municipal bonds are mainly divided between "general obligation" and "revenue" bonds. General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax. They are repaid from the issuer's general revenues. Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer's taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer. In contrast, revenue bonds are supported only by the revenues generated by the project or facility.

         A Portfolio may also invest in industrial development bonds. Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations. The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities. To qualify as a municipal bond, the interest paid on an industrial development bond must qualify as fully exempt from federal income tax. However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

         The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue's size, maturity date and rating. Municipal bonds are rated by Standard & Poor's, Moody's and Fitch IBCA, Inc. Such ratings, however, are opinions, not absolute standards of quality. Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield. Once purchased by the Portfolio, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the Portfolio. Neither event would require the Portfolio to sell the bond, but the Portfolio's investment adviser would consider such events in determining whether the Portfolio should continue to hold it.

         The ability of the Portfolio to achieve its investment objective depends upon the continuing ability of the issuers of municipal bonds to pay interest and principal when due. Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the Portfolio's ability to enforce its rights in the event of default. Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the Portfolio's investment adviser may lack sufficient knowledge of an issue's weaknesses. Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due. In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the Portfolio.

         From time to time, Congress has considered restricting or eliminating the federal income tax exemption for interest on municipal bonds. Such actions could materially affect the availability of municipal bonds and the value of those already owned by the Portfolio. If such legislation were passed, the Trust's Board of Trustees may recommend changes in the Portfolio's investment objectives and policies.

Options and Futures Strategies (All Portfolios except PIMCO Money Market Portfolio)


         A Portfolio may seek to increase the current return on its investments by writing covered call or covered put options. In addition, a Portfolio may at times seek to hedge against either a decline in the value of its portfolio securities or an increase in the price of securities which its investment adviser plans to purchase through the writing and purchase of options including options on stock indices and the purchase and sale of futures contracts and related options. The investment advisers to the J.P. Morgan Small Cap Stock, Lord Abbett Bond Debenture, Lord Abbett Developing Growth, Lord Abbett Growth and Income, Lord Abbett Mid-Cap Value, Lord Abbett Growth Opportunities, Firstar Growth & Income Equity, Firstar Balanced and State Street Research Concentrated International Portfolios do not presently intend to utilize options or futures contracts and related options but may do so in the future. The investment adviser to the Firstar Equity Income Portfolio does not presently intend to buy or sell put or call options (although they may write covered call options), but may do so in the future. The investment adviser to the PIMCO Total Return Portfolio does not presently intend to engage in options and futures transactions on stock indices, but may do so in the future. Expenses and losses incurred as a result of such hedging strategies will reduce a Portfolio's current return.

         The ability of a Portfolio to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to stock indices and U.S. government securities are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore no assurance can be given that a Portfolio will be able to utilize these instruments effectively for the purposes stated below.

         Writing Covered Options on Securities. A Portfolio may write covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as its investment adviser determines is appropriate in seeking to attain the Portfolio's investment objective. Call options written by a Portfolio give the holder the right to buy the underlying security from the Portfolio at a stated exercise price; put options give the holder the right to sell the underlying security to the Portfolio at a stated price.

         A Portfolio may only write call options on a covered basis or for cross-hedging purposes and will only write covered put options. A put option would be considered "covered" if the Portfolio owns an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. A call option is covered if the Portfolio owns or has the right to acquire the underlying securities subject to the call option (or comparable securities satisfying the cover requirements of securities exchanges) at all times during the option period. A call option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against another security which the Portfolio owns or has the right to acquire. In the case of a call written for cross-hedging purposes or a put option, the Portfolio will maintain in a segregated account at the Trust's custodian bank liquid assets with a value equal to or greater than the Portfolio's obligation under the option. A Portfolio may also write combinations of covered puts and covered calls on the same underlying security.

         A Portfolio will receive a premium from writing an option, which increases the Portfolio's return in the event the option expires unexercised or is terminated at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option, and the volatility of the market price of the underlying security. By writing a call option, a Portfolio will limit its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Portfolio will assume the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market price, resulting in a potential capital loss if the purchase price exceeds the market price plus the amount of the premium received.

         A Portfolio may terminate an option which it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Portfolio will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Portfolio.

         Purchasing Put and Call Options on Securities. A Portfolio may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. This protection is provided during the life of the put option since the Portfolio, as holder of the put, is able to sell the underlying security at the exercise price regardless of any decline in the underlying security's market price. For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, any profit which the Portfolio might otherwise have realized on the underlying security will be reduced by the premium paid for the put option and by transaction costs.

         A Portfolio may also purchase a call option to hedge against an increase in price of a security that it intends to purchase. This protection is provided during the life of the call option since the Portfolio, as holder of the call, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. For the purchase of a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, any profit which the Portfolio might have realized had it bought the underlying security at the time it purchased the call option will be reduced by the premium paid for the call option and by transaction costs.

         Except for the J.P. Morgan Quality Bond Portfolio, no Portfolio intends to purchase put or call options if, as a result of any such transaction, the aggregate cost of options held by the Portfolio at the time of such transaction would exceed 5% of its total assets. There are no specific limitations on the J.P. Morgan Quality Bond Portfolio's purchases of options on securities.

         Purchase and Sale of Options and Futures on Stock Indices. A Portfolio may purchase and sell options on stock indices and stock index futures contracts either as a hedge against movements in the equity markets or for other investment purposes.

         Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks. Currently options traded include the Standard & Poor's 500 Composite Stock Price Index, the NYSE Composite Index, the AMEX Market Value Index, the NASDAQ 100 Index, the Nikkei 225 Stock Average Index, the Financial Times Stock Exchange 100 Index and other standard broadly based stock market indices. Options are also traded in certain industry or market segment indices such as the Pharmaceutical Index.

         A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

         If a Portfolio's investment adviser expects general stock market prices to rise, it might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy for the Portfolio. If in fact the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Portfolio's index option or futures contract resulting from the increase in the index. If, on the other hand, the Portfolio's investment adviser expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does in fact decline, the value of some or all of the equity securities held by the Portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Portfolio's position in such put option or futures contract.

         Purchase and Sale of Interest Rate Futures. A Portfolio may purchase and sell interest rate futures contracts on fixed income securities or indices of such securities, including municipal indices and any other indices of fixed income securities that may become available for trading either for the purpose of hedging its portfolio securities against the adverse effects of anticipated movements in interest rates or for other investment purposes.

         A Portfolio may sell interest rate futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of the securities held by a Portfolio will fall, thus reducing the net asset value of the Portfolio. This interest rate risk can be reduced without employing futures as a hedge by selling such securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. However, this strategy entails increased transaction costs in the form of dealer spreads and brokerage commissions and would typically reduce the Portfolio's average yield as a result of the shortening of maturities.

         The sale of interest rate futures contracts provides a means of hedging against rising interest rates. As rates increase, the value of a Portfolio's short position in the futures contracts will also tend to increase thus offsetting all or a portion of the depreciation in the market value of the Portfolio's investments that are being hedged. While the Portfolio will incur commission expenses in selling and closing out futures positions (which is done by taking an opposite position in the futures contract), commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of portfolio securities.

         A  Portfolio   may  purchase   interest   rate  futures   contracts  in
anticipation of a decline in interest rates when it is not fully invested. As such purchases are made, it is expected that an equivalent amount of futures contracts will be closed out.

         A Portfolio will enter into futures contracts which are traded on national or foreign futures exchanges, and are standardized as to maturity date and the underlying financial instrument. Futures exchanges and trading in the U.S. are regulated under the Commodity Exchange Act by the CFTC. Futures are traded in London at the London International Financial Futures Exchange, in Paris at the MATIF, and in Tokyo at the Tokyo Stock Exchange.

         Options on Futures Contracts. A Portfolio may purchase and write call and put options on stock index and interest rate futures contracts. A Portfolio may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing or selling the underlying futures. For example, a Portfolio may purchase put options or write call options on stock index futures or interest rate futures, rather than selling futures contracts, in anticipation of a decline in general stock market prices or rise in interest rates, respectively, or purchase call options or write put options on stock index or interest rate futures, rather than purchasing such futures, to hedge against possible increases in the price of equity securities or debt securities, respectively, which the Portfolio intends to purchase.

         In connection with transactions in stock index options, stock index futures, interest rate futures and related options on such futures, a Portfolio will be required to deposit as "initial margin" an amount of cash and short-term U.S. government securities. The current initial margin requirements per contract ranges from approximately 2% to 10% of the contract amount. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the futures contract. Brokers may establish deposit requirements higher than exchange minimums.


         Limitations. A Portfolio will not purchase or sell futures contracts or options on futures contracts or stock indices for non-hedging purposes if, as a result, the sum of the initial margin deposits on its existing futures contracts and related options positions and premiums paid for options on futures contracts or stock indices would exceed 5% of the net assets of the Portfolio; provided, however, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. In addition, the BlackRock Equity Portfolio will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, the Portfolio will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.


         Risks of Options and Futures Strategies. The effective use of options and futures strategies depends, among other things, on a Portfolio's ability to terminate options and futures positions at times when its investment adviser deems it desirable to do so. Although a Portfolio will not enter into an option or futures position unless its investment adviser believes that a liquid market exists for such option or future, there can be no assurance that a Portfolio will be able to effect closing transactions at any particular time or at an acceptable price. The investment advisers generally expect that options and futures transactions for the Portfolios will be conducted on recognized exchanges. In certain instances, however, a Portfolio may purchase and sell options in the over-the-counter market. The staff of the Securities and Exchange Commission considers over-the-counter options to be illiquid. A Portfolio's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

         The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of the securities that are the subject of the hedge. The successful use of these strategies also depends on the ability of a Portfolio's investment adviser to forecast correctly interest rate movements and general stock market price movements. This risk increases as the composition of the securities held by the Portfolio diverges from the composition of the relevant option or futures contract.


Other Investment Companies (All Portfolios except J.P. Morgan Quality Bond, J.P. Morgan Select Equity, J.P. Morgan Small Cap Stock, J.P. Morgan Enhanced Index, J.P. Morgan International Equity, BlackRock Equity, PIMCO


Money Market and Met/Putnam Research Portfolios)

         In connection with its investments in accordance with the various investment disciplines, a Portfolio may invest up to 10% of its total assets in shares of other investment companies investing exclusively in securities in which it may otherwise invest. Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for a Portfolio to invest in certain markets. Such investments may involve the payment of substantial premiums above the net asset value of those investment companies' portfolio securities and are subject to limitations under the 1940 Act. A Portfolio also may incur tax liability to the extent it invests in the stock of a foreign issuer that is a "passive foreign investment company" regardless of whether such "passive foreign investment company" makes distributions to the Portfolio.

         Each Portfolio does not intend to invest in other investment companies unless, in the investment adviser's judgment, the potential benefits exceed associated costs. As a shareholder in an investment company, a Portfolio bears its ratable share of that investment company's expenses, including advisory and administration fees.

Portfolio Turnover


         While it is impossible to predict portfolio turnover rates, the investment advisers to the Portfolios other than the BlackRock U.S. Government Income, J.P. Morgan Quality Bond, J.P. Morgan Select Equity, MFS Mid Cap Growth, MFS Research International, Janus Aggressive Growth, Met/Putnam Research, PIMCO Total Return, PIMCO Innovation and Lord Abbett Growth Opportunities Portfolios anticipate that portfolio turnover will generally not exceed 100% per year. The investment advisers to the BlackRock U.S. Government Income, Lord Abbett Growth Opportunities and Janus Aggressive Growth Portfolios anticipate that portfolio turnover may exceed 200% per year, exclusive of dollar roll transactions. The investment adviser to the J.P. Morgan Quality Bond and J.P. Morgan Select Equity Portfolios anticipates that portfolio turnover rates generally will not exceed 300% and 150%, respectively. The investment adviser to the MFS Mid Cap Growth and MFS Research International Portfolios anticipates that portfolio turnover generally will not exceed 200% and 150%, respectively, per year. The investment adviser to the Met/Putnam Research Portfolio anticipates that portfolio turnover generally will exceed 100% per year. The investment advisers to the PIMCO Total Return and PIMCO Innovation Portfolios anticipate that portfolio turnover generally will not exceed 200% per year. Higher portfolio turnover rates usually generate additional brokerage commissions and expenses.

Preferred Stocks (All Portfolios except J.P. Morgan Select Equity, BlackRock U.S. Government Income and PIMCO Money Market Portfolios)


         A Portfolio may purchase preferred stock. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid.

         If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.


Real Estate Investment Trusts (All Portfolios except Lord Abbett Bond Debenture, Firstar Balanced, Firstar Equity Income, Firstar Growth & Income Equity, BlackRock Equity, BlackRock U.S. Government Income, PIMCO Total Return, PIMCO Money Market, MFS Mid Cap Growth, MFS Research International and Oppenheimer Capital Appreciation Portfolios)

         A Portfolio may each invest up to 5% of its net assets in investments related to real estate, including real estate investment trusts ("REITs") except that Met/AIM Mid Cap and Met/AIM Small Cap Growth Portfolios can both invest up to 25% in REITS. Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.


Repurchase Agreements (All Portfolios except J.P. Morgan Enhanced Index, J.P. Morgan Select Equity and J.P. Morgan International Equity Portfolios)

         Each of the Portfolios may enter into repurchase agreements with a bank, broker-dealer, or other financial institution but no Portfolio may invest more than 15% of its net assets in illiquid securities, including repurchase agreements having maturities of greater than seven days. A Portfolio may enter into repurchase agreements, provided the Trust's custodian always has possession of securities serving as collateral whose market value at least equals the amount of the repurchase obligation. To minimize the risk of loss a Portfolio will enter into repurchase agreements only with financial institutions which are considered by its investment adviser to be creditworthy. If an institution enters an insolvency proceeding, the resulting delay in liquidation of the securities serving as collateral could cause a Portfolio some loss, as well as legal expense, if the value of the securities declines prior to liquidation.


Reverse Repurchase Agreements (All Portfolios except J.P. Morgan Small Cap Stock, J.P. Morgan Enhanced Index, J.P. Morgan Select Equity, J.P. Morgan International Equity, Firstar Balanced, Firstar Equity Income, Firstar Growth & Income Equity, BlackRock Equity, MFS Mid Cap Growth and MFS Research International Portfolios)



         A Portfolio may enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. Leverage may cause any gains or losses of the Portfolio to be magnified. The Portfolio may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. At the time a Portfolio enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing cash or other liquid securities having a value not less than the repurchase price (including accrued interest). If interest rates rise during a reverse repurchase agreement, it may adversely affect the Portfolio's net asset value. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

         The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). A Portfolio's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities a Portfolio has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Portfolio's obligation to repurchase the securities, and a Portfolio's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.


Rights and Warrants (All Portfolios except J.P. Morgan Quality Bond, J.P. Morgan Select Equity, Lord Abbett Bond Debenture, Firstar Equity Income, BlackRock U.S. Government Income, PIMCO Innovation and PIMCO Money Market


Portfolios)

         A Portfolio may purchase rights and warrants. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. These investments carry the risk that they may be worthless to the Portfolio at the time it may exercise its rights, due to the fact that the underlying securities have a market value less than the exercise price.

Securities Loans  (All Portfolios)
----------------

         All securities loans will be made pursuant to agreements requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolios an amount equal to any dividends or interest received on loaned securities. The Portfolios retain all or a portion of the interest received on investment of cash collateral or receive a fee from the borrower. Lending portfolio securities involves risks of delay in recovery of the loaned securities or in some cases loss of rights in the collateral should the borrower fail financially.

         Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the loaned securities marked-to-market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under a Portfolio's securities lending program. While the securities are being loaned, a Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. A Portfolio has a right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within such longer period for purchases and sales of such securities in such foreign markets. A Portfolio will generally not have the right to vote securities while they are being loaned, but its Manager or investment adviser will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by a Portfolio's investment adviser to be of good standing and will not be made unless, in the judgment of the investment adviser, the consideration to be earned from such loans would justify the risk.


Short Sales (BlackRock U.S. Government Income, BlackRock Equity, MFS Mid Cap Growth, Janus Aggressive Growth, PIMCO Total Return, Met/AIM Small Cap Growth , Met/AIM Mid Cap Equity and State Street Research Concentrated International Portfolios)


         A Portfolio may enter into a "short sale" of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one "against the box," may be entered into by each Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

U.S. Government Securities (All Portfolios except J.P. Morgan International Equity Portfolio)

         Securities issued or guaranteed as to principal and interest by the U.S. government or its agencies and government-sponsored entities include U.S. Treasury obligations, consisting of bills, notes and bonds, which principally differ in their interest rates, maturities and times of issuance, and obligations issued or guaranteed by agencies and government-sponsored entities which are supported by (i) the full faith and credit of the U.S. Treasury (such as securities of the Government National Mortgage Association), (ii) the limited authority of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association) or (iii) the authority of the U.S. government to purchase certain obligations of the issuer (such as securities of the Federal National Mortgage Association). No assurance can be given that the U.S. government will provide financial support to U.S. government agencies or government-sponsored entities as described in clauses (ii) or (iii) above in the future, other than as set forth above, since it is not obligated to do so by law.

Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds (J.P. Morgan Quality Bond, Lord Abbett Bond Debenture, Firstar Balanced, Firstar Growth & Income Equity, MFS Mid Cap Growth, PIMCO Total Return, PIMCO Innovation, Oppenheimer Capital Appreciation and Janus Aggressive Growth Portfolios)

         Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Payment-in-kind ("PIK") bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. A Portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

                             INVESTMENT RESTRICTIONS

Fundamental Policies

         The following investment restrictions are fundamental policies, which may not be changed without the approval of a majority of the outstanding shares of the Portfolio. As provided in the 1940 Act, a vote of a majority of the outstanding shares necessary to amend a fundamental policy means the affirmative vote of the lesser of (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Portfolio.

         1.       Borrowing

         Each Portfolio may not borrow money, except to the extent permitted by applicable law.

         2.       Diversification

         Except as noted, each Portfolio may not purchase a security if, as a result, with respect to 75% (50% with respect to MFS Mid Cap Growth Portfolio and Janus Aggressive Growth Portfolio) of the value of its total assets (i) more than 5% of the value of the Portfolio's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or (ii) more than 10% of the outstanding voting securities of any issuer would be held by the Portfolio, other than securities issued by the U.S. government, its agencies and instrumentalities. (The State Street Research Concentrated International Portfolio, as a non-diversified fund, is not subject to any fundamental policy which limits its investments in a single issuer.)

         3.       Concentration

         Each Portfolio may not invest more than 25% of the value of its total assets in any one industry, provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S.
government, its agencies and instrumentalities, and repurchase agreements secured by such obligations.

         4.       Underwriting

         Each Portfolio may not underwrite securities issued by other persons, except to the extent that in connection with the disposition of its portfolio investments it may be deemed to be an underwriter under federal securities laws.

         5.       Real Estate

         Each Portfolio may not purchase or sell real estate, although a Portfolio may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate and securities representing interests in real estate; provided, however, that the Portfolio may hold and sell real estate acquired as a result of the ownership of securities.

         6.       Commodities

         Each Portfolio may not purchase or sell physical commodities, except that it may (i) enter into futures contracts and options thereon in accordance with applicable law and (ii) purchase or sell physical commodities if acquired as a result of ownership of securities or other instruments. No Portfolio will consider stock index futures contracts, currency contracts, hybrid investments, swaps or other similar instruments to be commodities.

         7.       Loans

         Each Portfolio may not make loans, except through the purchase of debt obligations and the entry into repurchase agreements or through lending of its portfolio securities. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Trust's Board of Trustees.

         8.       Senior Securities

         Each Portfolio may not issue any senior security (as defined in the 1940 Act) except in compliance with applicable law.

Non-Fundamental Policies

         The following investment restrictions apply to each Portfolio, except as noted. These restrictions may be changed for any Portfolio by the Trust's Board of Trustees without a vote of that Portfolio's shareholders.

         Each Portfolio may not:

          (1)  Purchase  securities on margin,  except that each  Portfolio may:
               (a) make use of any short-term credit necessary for clearance of purchases and sales of portfolio securities and (b) make initial or variation margin deposits in connection with futures contracts, options, currencies, or other permissible investments;

          (2) Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as security for indebtedness, except as may be necessary in connection with permissible borrowings or investments; and then such mortgaging, pledging or hypothecating may not exceed 33 1/3 % of the respective total assets of each Portfolio. The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to margin accounts for futures contracts, options, currencies or other permissible investments are not deemed to be mortgages, pledges, or hypothecations for these purposes;

          (3) Purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral explorations or development programs, except that the Portfolio may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities or hold mineral leases acquired as a result of its ownership of securities;

          (4) Invest in companies for the purpose of exercising management or control.

         In addition, as a matter of operating policy, the J.P. Morgan Enhanced Index, J.P. Morgan Small Cap Stock, J.P. Morgan International Equity, Lord Abbett Bond Debenture, Lord Abbett Mid-Cap Value, Lord Abbett Developing Growth, Lord Abbett Growth and Income, Lord Abbett Growth Opportunities, Firstar Balanced and Firstar Equity Income Portfolios will not invest in warrants (other than warrants acquired by the Portfolio as part of a unit or attached to securities at the time of purchase) if, as a result the investments (valued at the lower of cost or market) would exceed 5% of the value of the Portfolio's net assets or if, as a result, more than 2% of the Portfolio's net assets would be invested in warrants not listed on a recognized U.S. or foreign stock exchange.


         The BlackRock Equity Portfolio and the PIMCO Total Return Portfolio will not invest more than 5% of each Portfolio's net assets in warrants, including those acquired in units or attached to other securities. For purposes of the policy, warrants will be valued at the lower of cost or market, except that warrants acquired by the Portfolio in units with or attached to securities may be deemed to be without value.


         The PIMCO Total Return Portfolio will not invest more than 5% of its net assets (taken at market value at the time of investment ) in any combination of interest only, principal only, or inverse floating rate securities.

         With respect to borrowing, each Portfolio may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets, taken at market value. A Portfolio may borrow only as a temporary measure for extraordinary or emergency purposes such as the redemption of Portfolio shares. A Portfolio may purchase additional securities so long as borrowings do not exceed 5% of its total assets.

         With respect to loans of portfolio securities, as a matter of operating policy, each Portfolio will limit the aggregate of such loans to 33 1/3% of the value of the Portfolio's total assets.

         With respect to real estate investments, as a matter of operating policy, the J.P. Morgan Quality Bond, J.P. Morgan Select Equity, J.P. Morgan Enhanced Index, J.P. Morgan International Equity, Lord Abbett Bond Debenture, Lord Abbett Mid-Cap Value, Lord Abbett Developing Growth, Lord Abbett Growth and Income, Lord Abbett Growth Opportunities and Putnam Research Portfolios will not invest in real estate limited partnership interests.

         With respect to when-issued and delayed delivery securities, it is the policy of all Portfolios permitted to invest in such securities, to not enter into when-issued commitments exceeding in the aggregate 15% (except for the J.P. Morgan Quality Bond, PIMCO Total Return, Met/AIM Small Cap Growth, Met/AIM Mid Cap Equity and State Street Research Concentrated International Portfolios) of the market value of the Portfolio's total assets, less liabilities other than the obligations created by when-issued commitments. There is no current policy limiting the percentage of assets of the J.P. Morgan Quality Bond, PIMCO Total Return, Met/AIM Small Cap Growth, Met/AIM Mid Cap Equity and State Street Research Concentrated International Portfolios which may be invested in when-issued commitments.

         With respect to foreign currency transactions, a Portfolio may enter into transactions only with counterparties deemed creditworthy by the Portfolio's investment adviser. A Portfolio will not enter into a transaction to hedge currency exposure to an extent greater, after settling all transactions intended to wholly or partially offset other transactions, than the aggregate market values (at the time of entering into the transaction) of the securities held in its portfolio that are denominated, exposed to or generally quoted in or currently convertible into such currency other than with respect or cross hedging or proxy hedging.

         With respect to swaps, a Portfolio (except for the Lord Abbett Bond Debenture, Lord Abbett Mid-Cap Value, Lord Abbett Developing Growth, Lord Abbett Growth and Income and Lord Abbett Growth Opportunities Portfolios) will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by Standard & Poor's or Moody's or has an equivalent equity rating from an NRSRO or is determined to be of equivalent credit quality of the Portfolio's investment adviser.

                             PERFORMANCE INFORMATION

         Total return and yield will be computed as described below.

Total Return

         Each Portfolio's "average annual total return" figures described and shown in the Prospectus are computed according to a formula prescribed by the Securities and Exchange Commission. The formula can be expressed as follows:

                                  P(1+T)n = ERV

Where: P = a hypothetical initial payment of $1000
 T = average annual total return
 n = number of years
 ERV = Ending Redeemable Value of a hypothetical $1000 payment made at the beginning of the 1, 5, or 10 years (or other) periods at the end of the 1, 5, or 10 years (or other) periods (or fractional portion thereof).

         The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and the deduction of all recurring expenses that were charged to shareholders' accounts. The total return figures do not reflect charges and deductions which are, or may be, imposed under the Contracts.

         The performance of each Portfolio will vary from time to time in response to fluctuations in market conditions, interest rates, the composition of the Portfolio's investments and expenses. Consequently, a Portfolio's performance figures are historical and should not be considered representative of the performance of the Portfolio for any future period.

Yield


         From time to time, the Trust may quote the J.P. Morgan Quality Bond Portfolio's, the Lord Abbett Bond Debenture Portfolio's, the BlackRock U.S. Government Income Portfolio's, the PIMCO Money Market Portfolio's and the PIMCO Total Return Portfolio's yield and effective yield in advertisements or in reports or other communications to shareholders. Yield quotations are expressed in annualized terms and may be quoted on a compounded basis.


         The annualized current yield for the PIMCO Money Market Portfolio is computed by: (a) determining the net change in the value of a hypothetical pre-existing account in the Portfolio having a balance of one share at the beginning of a seven calendar day period for which yield is to be quoted; (b) dividing the net change by the value of the account at the beginning of the period to obtain the base period return; and (c) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. In addition, the PIMCO Money Market Portfolio may calculate a compound effective annualized yield by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting 1.

         The 30-day yield for the Trust's other fixed income Portfolios will be calculated according to a formula prescribed by the Securities and Exchange Commission. The formula can be expressed as follows:

                              YIELD = 2[(a-b+1)6-1]
                                       cd

Where:         a    = dividends and interest earned during the period

               b    = expenses accrued for the period (net of reimbursement)

               c = the average daily number of shares outstanding during the period that were entitled to receive dividends

               d = the net asset value per share on the last day of the period

For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by the Portfolio at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

         Yield information is useful in reviewing a Portfolio's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in a Portfolio's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the Portfolios'
investment portfolios, portfolio maturity, operating expenses and market conditions.

         It should be recognized that in periods of declining interest rates the yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Portfolio from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the Portfolio's investments, thereby reducing the current yield of the Portfolio. In periods of rising interest rates, the opposite can be expected to occur.

Non-Standardized Performance

         In addition to the performance information described above, the Trust may provide total return information with respect to the Portfolios for designated periods, such as for the most recent six months or most recent twelve months. This total return information is computed as described under "Total Return" above except that no annualization is made.

                             PORTFOLIO TRANSACTIONS

         Subject to the supervision and control of the Manager and the Trustees of the Trust, each Portfolio's Adviser is responsible for decisions to buy and sell securities for its account and for the placement of its portfolio business and the negotiation of commissions, if any, paid on such transactions. Brokerage commissions are paid on transactions in equity securities traded on a securities exchange and on options, futures contracts and options thereon. Fixed income securities and certain equity securities in which the Portfolios invest are traded in the over-the-counter market. These securities are generally traded on a net basis with dealers acting as principal for their own account without a stated commission, although prices of such securities usually include a profit to the dealer. In over-the-counter transactions, orders are placed directly with a principal market maker unless a better price and execution can be obtained by using a broker. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter generally referred to as the underwriter's concession or discount. Certain money market securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. U.S. government securities are generally purchased from underwriters or dealers, although certain newly-issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. Each Portfolio's Adviser is responsible for effecting its portfolio transactions and will do so in a manner deemed fair and reasonable to the Portfolio and not according to any formula. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at a favorable price. In selecting broker-dealers and negotiating commissions, an Adviser considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to brokers that provide the Portfolios or their Advisers with brokerage and research services within the meaning of Section 28(e) of the Securities Exchange Act of 1934. Each Portfolio's investment adviser is of the opinion that, because this material must be analyzed and reviewed, its receipt and use does not tend to reduce expenses but may benefit the Portfolio or other accounts managed by the Adviser by supplementing the Adviser's research.

         An Adviser, subject to seeking the most favorable price and best execution and in compliance with the Conduct Rules of the National Association of Securities Dealers, Inc., may consider sales of shares of the Trust as a factor in the selection of broker-dealers. The Trust may direct the Manager to cause Advisers to effect securities transactions through broker-dealers in a manner that would help to generate resources to (i) pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment pursuant to the management agreement with the Manager ("Trust Expenses"); or (ii) finance activities that are primarily intended to result in the sale of Trust shares. At the discretion of the Board of Trustees, such resources may be used to pay or cause the payment of Trust Expenses or may be used to finance activities that are primarily intended to result in the sale of Trust shares.

         An Adviser may effect portfolio transactions for other investment companies and advisory accounts. Research services furnished by broker-dealers through which a Portfolio effects its securities transactions may be used by the Portfolio's Adviser in servicing all of its accounts; not all such services may be used in connection with the Portfolio. In the opinion of each Adviser, it is not possible to measure separately the benefits from research services to each of its accounts, including a Portfolio. Whenever concurrent decisions are made to purchase or sell securities by a Portfolio and another account, the Portfolio's Adviser will attempt to allocate equitably portfolio transactions among the Portfolio and other accounts. In making such allocations between the Portfolio and other accounts, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for recommending investments to the Portfolio and the other accounts. In some cases this procedure could have an adverse effect on a Portfolio. In the opinion of each Adviser, however, the results of such procedures will, on the whole, be in the best interest of each of the accounts.

         The Advisers to the Portfolios may execute portfolio transactions through certain of their affiliated brokers, if any, acting as agent in accordance with the procedures established by the Board of Trustees, but will not purchase any securities from or sell any securities to any such affiliate acting as principal for its own account.


         The following table shows the amounts of brokerage commissions paid by certain Portfolios' predecessor funds during the fiscal years ended December 31, 2000, December 31, 1999 and December 31, 1998 or July 31, 2000, July 31, 1999
and July 31, 1998, as noted.


                                            Brokerage Commissions Paid

                    Portfolio                            2000             1999                 1998
                    ---------                            ----             ----                 ----

J. P. Morgan Quality Bond                                   $19,038         $10,634                     NA
J.P. Morgan Small Cap Stock                                 104,913         128,288                 91,650
J.P. Morgan Enhanced Index                                  237,879         174,716                 59,636
J.P. Morgan Select Equity                                   301,646         564,579                437,251
J.P. Morgan International Equity                            285,841         267,666                255,634
Lord Abbett Bond Debenture                                    8,839           5,341                  3,461
Lord Abbett Mid-Cap Value                                   164,367         109,084                 53,000
Lord Abbett Developing Growth                                39,308          25,992                 15,664
Lord Abbett Growth & Income                               1,168,068      1,325,443(1)                   NA
Firstar Balanced                                              9,352           6,617                  3,945
Firstar Equity Income                                         6,235          12,897                 10,665
Firstar Growth and Income Equity                             29,797          16,692                 13,871
BlackRock Equity *                                           97,806          28,759                109,018
==================                                           ======          ======                =======
BlackRock U.S. Government Income *                                0               0                      0
==================================                                =               =                      =



-----------------------

*        For the fiscal year ended July 31.
=        ==================================
(1)      For the period 1/8/99 through 12/31/99.


In 2000, the percentage of and actual aggregate dollar amount of commissionable transactions effected through an affiliated broker for the J.P. Morgan Small Cap Stock and J.P. Morgan Select Equity Portfolios were as follows:

J.P. Morgan Small Cap Stock Portfolio
     with Archipelago Holding, LLC- 0.0205%/$2,152

J.P. Morgan Select Equity Portfolio
     with Archipelago Holding, LLC - 0.0001%/$42


For 2000, none of the other J.P. Morgan Portfolios' commissionable transactions were executed through broker-dealers affiliated with an Adviser.





                             MANAGEMENT OF THE TRUST

         The Trust is supervised by a Board of Trustees that is responsible for representing the interests of shareholders. The Trustees meet periodically throughout the year to oversee the Portfolios' activities, reviewing, among other things, each Portfolio's performance and its contractual arrangements with various service providers.

Trustees and Officers

         The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 22 Corporate Plaza Drive, Newport Beach, California 92660.


                                           Position(s)                   Principal Occupation(s)
                                       Held with Registrant                During Past 5 Years
                                       --------------------                -------------------

Name, Age and Address
Elizabeth M. Forget*  (34)               President and Trustee       Since July 2000, President of Met
                                                                     Investors Advisory Corp.; from June 1996
                                                                     to July 2000, President and Director of
                                                                     Marketing and Product Development of
                                                                     Equitable Distributors, Inc.; from
                                                                     September 1993 to June 1996, a Vice
                                                                     President of Bankers Trust Company

Stephen M. Alderman  (41)                Trustee                     Partner in the law firm of Garfield and
                                                                     Merel, Ltd.

Jack R. Borsting  (71)                   Trustee                     Since 1995, Executive Director, Center
                                                                     for Telecommunications Management,
                                                                     University of Southern California;
                                                                     Director, Northrup Grumman Corp., Plato
                                                                     Learning, Inc. and Whitman Education Group

Gregory P. Brakovich*  (48)              Executive Vice President    Since April 2000, Co-Chief Executive
                                         and Trustee                 Officer of MetLife Investors Group, Inc.
                                                                     (formerly Security First Group, Inc.),
                                                                     MetLife Investors Distribution Company
                                                                     and Met Investors Advisory Corp.; from
                                                                     April 1996 to April 2000, Co-Chief
                                                                     Executive Officer and President of
                                                                     Equitable Distributors, Inc. and Senior
                                                                     Vice President of the Equitable Life
                                                                     Assurance Society of the United States

Theodore A. Myers  (70)                  Trustee                     Since 1993, Financial Consultant; Trustee
                                                                     of various Van Kampen American Capital
                                                                     closed-end funds

Tod A. Parrott  (63)                     Trustee                     Since June 1996, Managing Partner,
                                                                     Rockaway Partners Ltd. (financial
                                                                     consultants); from 1990 to May 1996,
                                                                     Executive Vice President of Pasadena
                                                                     Capital Corporation; Director, U.S. Stock
                                                                     Transfer Co.

Dawn M. Vroegop  (34)                    Trustee                     Since September 1999, Managing Director,
                                                                     Dresdner RCM Global Investors; from July
                                                                     1994 to July 1999, Director, Schroder
                                                                     Capital Management International

Roger T. Wickers  (65)                   Trustee                     Since 1995, retired; from 1980 to 1995,
                                                                     Senior Vice President and General
                                                                     Counsel, Keystone Group Inc. and the
                                                                     Keystone Group of Mutual Funds; from 1995
                                                                     to 1998, Chairman of the Board of
                                                                     Directors of two American International
                                                                     Group mutual funds

James A. Shepherdson, III  (48)          Executive Vice President    Since April 2000, Co-Chief Executive
                                                                     Officer of MetLife Investors Group, Inc.,
                                                                     MetLife Investors Distribution Company
                                                                     and Met Investors Advisory Corp.; from
                                                                     April 1996 to April 2000, Co-Chief
                                                                     Executive Officer and President of
                                                                     Equitable Distributors, Inc. and Senior
                                                                     Vice President of the Equitable Life
                                                                     Assurance Society of the United States

Richard C. Pearson  (57)                 Vice President and          Since November 2000, Vice President,
                                         Secretary                   General Counsel and Secretary of Met
                                                                     Investors Advisory Corp.; since prior to
                                                                     1995, President of MetLife Investors
                                                                     Group, Inc. and officer of its
                                                                     subsidiaries

R. Mark Brandenberger  (35)              Vice President, Chief       Since July 2000, Executive Vice President
                                         Financial Officer and       - Planning and Finance of MetLife
                                         Treasurer                   Investors Group, Inc., and since March
                                                                     2001, Met Investors Advisory Corp. and
                                                                     Met Investors Distribution Company; from
                                                                     October 1996 to June 2000, Vice President
                                                                     - Strategic Planning of Equitable
                                                                     Distributors, Inc.; from July 1993 to
                                                                     September 1996, Manager - Fund Accounting
                                                                     of Pacific Investment Management Company

* "Interested person" of the Trust (as that term is defined in the 1940 Act).

Committees of the Board

         The Trust has a standing Audit Committee consisting of all of the Trustees who are not "interested persons" of the Trust (as that term is defined in the 1940 Act) ("Disinterested Trustees"). The Audit Committee's function is to recommend to the Board independent accountants to conduct the annual audit of the Trust's financial statements; review with the Independent accountants the outline, scope and results of the annual audit; and review the performance and fees charged by the independent accountants for professional services. In addition, the Audit Committee meets with the independent accountants and representatives of management to review accounting activities and areas of financial reporting and control.

         The Trust has a Nominating and Compensation Committee consisting of all the Disinterested Trustees. The Nominating and Compensation Committee's function is to nominate and evaluate Disinterested Trustee candidates and review the compensation arrangement for each of the Trustees.

         The Trust has a Valuation Committee consisting of Elizabeth M. Forget, James A. Shepherdson, R. Mark Brandenberger, and such other officers of the Trust and the Manager, as well as such officers of any Adviser to any Portfolio as are deemed necessary by Ms. Forget, Mr. Shepherdson or Mr. Brandenberger from time to time, each of whom shall serve at the pleasure of the Board of Trustees as members of the Valuation Committee. This committee determines the value of any of the Trust's securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided.

Compensation of the Trustees

         Each Trustee, who is not an employee of the Manager or any of its affiliates, currently receives from the Trust an annual fee of $20,000 plus (i) an additional fee of $2,000 for each regularly scheduled Board meeting attended,
(ii) $2,000 for each special Board meeting attended, (iii) $1,000 for each special committee meeting attended, and (iv) $500 for each telephone meeting attended, plus reimbursement for expenses in attending in-person meetings.

         The Agreement and Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

         As of June 30, 2001, the officers and Trustees of the Trust as a group owned less than 1% of the outstanding shares of the Trust.

                     INVESTMENT ADVISORY AND OTHER SERVICES

The Manager

         The Trust is managed by Met Investors Advisory Corp. (the "Manager") (formerly known as Security First Investment Management Corporation) which, subject to the supervision and direction of the Trustees of the Trust, has overall responsibility for the general management and administration of the Trust. MetLife Investors Group, Inc., an affiliate of Metropolitan Life Insurance Company, owns all of the outstanding common shares of the Manager and MetLife Distribution Company.

         The Trust and Manager have entered into a Management Agreement dated December 8, 2000, as amended ("Management Agreement"), which was initially approved by the Board of Trustees on December 7, 2000 and by Security First Life Insurance Company (currently known as MetLife Investors USA Insurance Company), as initial shareholder of the Trust, on December 8, 2000. Subject always to the supervision and direction of the Trustees of the Trust, under the Management Agreement the Manager will have (i) overall supervisory responsibility for the general management and investment of each Portfolio's assets; (ii) full discretion to select new or additional Advisers for each Portfolio; (iii) full discretion to enter into and materially modify investment advisory agreements with Advisers; (iv) full discretion to terminate and replace any Adviser; and
(v) full investment discretion to make all determinations with respect to the investment of a Portfolio's assets not then managed by an Adviser. In connection with the Manager's responsibilities under the Management Agreement, the Manager will assess each Portfolio's investment focus and will seek to implement decisions with respect to the allocation and reallocation of each Portfolio's assets among one or more current or additional Advisers from time to time, as the Manager deems appropriate, to enable each Portfolio to achieve its investment goals. In addition, the Manager will monitor compliance of each Adviser with the investment objectives, policies and restrictions of any Portfolio or Portfolios (or portions of any Portfolio) under the management of such Adviser, and review and report to the Trustees of the Trust on the performance of each Adviser. The Manager will furnish, or cause the appropriate Adviser(s) to furnish, to the Trust such statistical information, with respect to the investments that a Portfolio (or portions of any Portfolio) may hold or contemplate purchasing, as the Trust may reasonably request. On the Manager's own initiative, the Manager will apprise, or cause the appropriate Adviser(s) to apprise, the Trust of important developments materially affecting each Portfolio (or any portion of a Portfolio that they advise) and will furnish the Trust, from time to time, with such information as may be appropriate for this purpose. Further, the Manager agrees to furnish, or cause the appropriate Adviser(s) to furnish, to the Trustees of the Trust such periodic and special reports as the Trustees of the Trust may reasonably request. In addition, the Manager agrees to cause the appropriate Adviser(s) to furnish to third-party data reporting services all currently available standardized performance information and other customary data.

         Under the Management Agreement, the Manager also is required to furnish to the Trust, at its own expense and without remuneration from or other cost to the Trust, the following:

o    Office space, all necessary office facilities and equipment.

o Necessary executive and other personnel, including personnel for the performance of clerical and other office functions, other than those functions:

     o related to and to be performed under the Trust's contract or contracts for administration, custodial, accounting, bookkeeping, transfer and dividend disbursing agency or similar services by the entity selected to perform such services; or

     o related to the investment advisory services to be provided by any Adviser pursuant to an investment advisory agreement with the Manager ("Advisory Agreement").

o Information and services, other than services of outside counsel or independent accountants or investment advisory services to be provided by any Adviser under an Advisory Agreement, required in connection with the preparation of all registration statements, prospectuses and statements of additional information, any supplements thereto, annual, semi-annual, and periodic reports to Trust shareholders, regulatory authorities, or others, and all notices and proxy solicitation materials, furnished to shareholders or regulatory authorities, and all tax returns.

         As compensation for these services the Trust pays the Manager a monthly fee at the following annual rates of each Portfolio's average daily net assets:

------------------------------------------------------------ ---------------------------------------------------------
                         Portfolio                                                     Fee
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------

J.P. Morgan Quality Bond                                     0.55% of first $75 million of such assets plus 0.50% of
                                                             such assets over $75 million
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
J.P. Morgan Small Cap Stock                                  0.85%
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
J.P. Morgan Enhanced Index                                   0.60% of first $50 million of such assets plus 0.55% of
                                                             such assets over $50 million
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
J.P. Morgan Select Equity                                    0.65% of first $50 million of such assets plus 0.60% of
                                                             such assets over $50 million
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
J.P. Morgan International Equity                             0.80% of first $50 million of such assets plus 0.75% of
                                                             such assets over $50 million up to $350 million plus
                                                             0.70% of such assets over $350 million
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Lord Abbett Bond Debenture                                   0.60%
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Lord Abbett Mid-Cap Value                                    0.70% of first $200  million of such assets plus 0.65$ of
                                                             such assets over $200 million  up to $500 million plus 0.625%
                                                             of such assets over $500 million
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Lord Abbett Developing Growth                                0.75%
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Lord Abbett Growth and Income                                0.60% of first $800  million of such assets plus 0.55% of
                                                             such assets over $800 million up to $2 billion plus 0.50%
                                                             of such assets over $2 billion
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Lord Abbett Growth Opportunities                             0.70% of first $200 million of such assets plus 0.65%
                                                             of such assets over $200 million up to $500 million plus
                                                             0.625% of such assets over $500 million
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Firstar Balanced                                             1.00%
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Firstar Equity Income                                        1.00%
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Firstar Growth and Income                                    1.00%
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------

BlackRock Equity                                             0.65%

------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------

BlackRock U.S. Government Income                             0.55%
================================                             =====

------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
PIMCO Total Return                                           0.50%
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
PIMCO Money Market                                           0.40%
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
PIMCO Innovation                                             1.05%
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
MFS Mid Cap Growth                                           0.65% of first $150  million of such assets plus 0.625%
                                                             of such assets over $150 million up to $300 million plus
                                                             0.60% of such assets over $300 million
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
MFS International Research                                   0.80% of first $200  million of such assets plus 0.75% ofa such assets over $200 million up to $500 million  plus 0.70%
                                                             of such assets over $500 up to $1 billion  plus 0.65%
                                                             of such assets over $1 billion
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Met/Putnam Research                                          0.80% of first $250 million of such assets plus 0.75%
                                                             of such assets over $250 million
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Janus Aggressive Growth                                      0.80% of first $100 million  of such assets plus 0.75%
                                                             of such assets over $100 million up to $500 million plus
                                                             0.70% of such assets over $500 million
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Oppenheimer Capital Appreciation                             0.65% of first $150 million of such assets plus 0.625%
                                                             of such assets over $150 million up to $300 million plus
                                                             0.60% of such assets over $300 million up to $500
                                                             million  plus 0.55% of such assets over $500 million
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Met/AIM Small Cap Growth                                     0.90%
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Met/AIM Mid Cap Equity                                       0.80%
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
State Street Research Concentrated International             0.85%
------------------------------------------------------------ ---------------------------------------------------------


From the management fees, the Manager pays the expenses of providing investment advisory services to the Portfolios, including the fees of the Adviser of each Portfolio.

         The Manager and the Trust have also entered into an expense limitation agreement with respect to certain Portfolios ("Expense Limitation Agreement"), pursuant to which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses (with certain exceptions described in the Prospectus) of each such Portfolio are limited to the extent described in the "Management--Expense Limitation Agreement" section of the Prospectus.

         In addition to the management fees, the Trust pays all expenses not assumed by the Manager, including, without limitation, charges for the services and expenses of the independent accountants and legal counsel retained by the Trust, for itself and its Disinterested Trustees, accounting and auditing services, interest, taxes, costs of printing and distributing reports to shareholders, proxy materials and prospectuses, charges of its administrator, custodian, transfer agent and dividend disbursing agent, registration fees, fees and expenses of the Trustees who are not affiliated persons of the Manager, insurance, brokerage costs, litigation, and other extraordinary or nonrecurring expenses. All general Trust expenses are allocated among and charged to the assets of the Portfolios of the Trust on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each Portfolio or the nature of the services performed and relative applicability to each Portfolio. In addition, as discussed below under "Distribution of the Trust's Shares," the Class B and Class E shares of each Portfolio may pay for certain distribution - related expenses in connection with activities primarily intended to result in the sale of its shares.

         The Management Agreement continues in force for two years from its commencement date, with respect to each Portfolio, and from year to year thereafter, but only so long as its continuation as to each Portfolio is specifically approved at least annually (i) by the Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by the vote of a majority of the Disinterested Trustees, by votes cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement provides that it shall terminate automatically if assigned, and that it may be terminated as to any Portfolio without penalty by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio upon 60 days' prior written notice to the Manager, or by the Manager upon 90 days' prior written notice to the Trust, or upon such shorter notice as may be mutually agreed upon.


         The Trust commenced operations in February, 2001. The following table shows the fees paid by certain of the Portfolios' predecessors to the Manager or current affiliates of the Manager and any fee waivers or reimbursements during the fiscal years ended either December 31, 2000, December 31, 1999 and December 31, 1998 or July 31, 2000, July 31, 1999 and July 31, 1998, as noted.



                                                                  2000
                                         --------------------------------------------------------
                                            Investment         Investment       Other Expenses
                                         Management Fee     Management Fee        Reimbursed
                                                    ----               ----       ----------

                    Portfolio                  Paid              Waived
                    ---------                  ----              ------

J. P. Morgan Quality Bond                        $497,568         ---               $71,084
J.P. Morgan Small Cap Stock                       930,187         ---                 ---
J.P. Morgan Enhanced Index                      1,733,404         ---                 ---
J.P. Morgan Select Equity                       1,631,068         ---                 ---
J.P. Morgan International Equity                1,035,915         ---                 ---
Lord Abbett Bond Debenture                      1,231,339         ---               12,622
Lord Abbett Mid-Cap Value                         405,814         ---                 ---
Lord Abbett Developing Growth                     359,437         ---               15,591
Lord Abbett Growth and Income                   5,626,286         ---                 ---
Firstar Balanced                                   96,005         ---               78,228
Firstar Equity Income                              69,983         ---               73,502
Firstar Growth & Income Equity                    158,480         ---               72,783
BlackRock Equity*                                 418,720         ---                 ---
=================                                 =======         ===                 ===
BlackRock U.S. Government Income*                 178,490         ---                 ---
=================================                 =======         ===                 ===


-----------------------

* For the fiscal year ended July 31.



                                                                   1999
                                         ---------------------------------------------------------
                                            Investment          Investment       Other Expenses
                                          Management Fee     Management Fee        Reimbursed
                                                     ----               ----       ----------

                   Portfolio                   Paid               Waived
                   ---------                   ----               ------

J. P. Morgan Quality Bond                         $505,285         ---               $59,975
J.P. Morgan Small Cap Stock                        687,540         ---               32,598
J.P. Morgan Enhanced Index                       1,479,955         ---               21,826
J.P. Morgan Select Equity                        1,507,688         ---                 412
J.P. Morgan International Equity                   905,709         ---               55,853
Lord Abbett Bond Debenture                       1,210,327         ---               21,437
Lord Abbett Mid-Cap Value                          247,340         ---               39,659
Lord Abbett Developing Growth                      203,145         ---               42,877
Lord Abbett Growth and Income                 5,289,797(1)         ---                 ---
Firstar Balanced                                    73,532         ---               70,427
Firstar Equity Income                               62,362         ---               70,417
Firstar Growth & Income Equity                     131,419         ---               64,401
BlackRock Equity*                                  390,010         ---                 ---
=================                                  =======         ===                 ===
BlackRock U.S. Government Income*                  185,159         ---                 ---
=================================                  =======         ===                 ===



-----------------------


*        For the fiscal year ended July 31.
=        ==================================
(1)      For the period 1/8/99 through 12/31/99



                                                                  1998
                                        ---------------------------------------------------------
                                           Investment          Investment       Other Expenses
                                         Management Fee     Management Fee        Reimbursed
                                                    ----               ----       ----------

                   Portfolio                  Paid               Waived
                   ---------                  ----               ------

J. P. Morgan Quality Bond                        $165,294         ---               $62,492
J.P. Morgan Small Cap Stock                       596,903         ---               118,297
J.P. Morgan Enhanced Index                        402,802         ---               117,604
J.P. Morgan Select Equity                       1,023,054         ---               107,238
J.P. Morgan International Equity                  717,933         ---               167,271
Lord Abbett Bond Debenture                        647,086         ---               68,145
Lord Abbett Mid-Cap Value                          92,358         ---               53,883
Lord Abbett Developing Growth                      67,992         ---               52,914
Firstar Balanced                                   27,149         ---               53,883
Firstar Equity Income                              30,163         ---               47,936
Firstar Growth & Income Equity                     53,799         ---               48,333
BlackRock Equity*                                 437,078         ---                 ---
=================                                 =======         ===                 ===
BlackRock U.S. Government Income*                 258,431         ---                 ---
=================================                 =======         ===                 ===


-----------------------

* For the fiscal year ended July 31.





The Advisers

         Pursuant to an Advisory Agreement with the Manager, each Adviser to a Portfolio furnishes continuously an investment program for the Portfolio, makes investment decisions on behalf of the Portfolio, places all orders for the purchase and sale of investments for the Portfolio's account with brokers or dealers selected by such Adviser and may perform certain limited related administrative functions in connection therewith. For its services, the Manager pays each Adviser a fee based on a percentage of the average daily net assets of the Portfolios.

         Each Advisory Agreement will continue in force for one year (two years with respect to the Lord Abbett Growth Opportunities, PIMCO Total Return, PIMCO Money Market, PIMCO Innovation, MFS Mid Cap Growth, MFS Research International, Met/Putnam Research, Janus Aggressive Growth, Oppenheimer Capital Appreciation, Met/AIM Small Cap Growth, Met/AIM Mid Cap Equity and State Street Research Concentrated International Portfolios) from its commencement date, and from year to year thereafter, but only so long as its continuation as to a Portfolio is specifically approved at least annually (i) by the Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by the vote of a majority of the Disinterested Trustees by votes cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement provides that it shall terminate automatically if assigned or if the Management Agreement with respect to the related Portfolio terminates, and that it may be terminated as to a Portfolio without penalty by the Manager, by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio on not less than 60 days' prior written notice to the Adviser or by the Adviser on not less than 90 days' (60 days' with respect to Janus Aggressive Growth Portfolio) prior written notice to the Manager, or upon such shorter notice as may be mutually agreed upon.

         Each Advisory Agreement provides that the Adviser shall not be subject to any liability to the Trust or the Manager for any act or omission in the course of or connected with rendering services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of the Adviser.

         The Trust and the Manager have applied for an exemptive order from the Securities and Exchange Commission ("Multi-Manager Order"). The Multi-Manager Order will permit the Manager, subject to approval of the Board of Trustees, to:
(i) select new or additional Advisers for the Trust's Portfolios; (ii) enter into new investment advisory agreements and materially modify existing investment advisory agreements; and (iii) terminate and replace the Advisers without obtaining approval of the relevant Portfolio's shareholders. However, the Manager may not enter into an investment advisory agreement with an "affiliated person" of the Manager (as that term is defined in Section 2(a)(3) of the 1940 Act) ("Affiliated Adviser") unless the investment advisory agreement with the Affiliated Adviser, including compensation hereunder, is approved by the affected Portfolio's shareholders, including, in instances in which the investment advisory agreement pertains to a newly formed Portfolio, the Portfolio's initial shareholder. Although shareholder approval would not be required for the termination of Advisory Agreements, shareholders of a Portfolio would continue to have the right to terminate such agreements for the Portfolio at any time by a vote of a majority of outstanding voting securities of the Portfolio. No assurance can be given that the Trust and the Manager will receive the Multi-Manager Order.

     J.P. Morgan Investment Management Inc. is the Adviser to the J. P. Morgan Quality Bond, J.P. Morgan Small Cap Stock, J.P. Morgan Enhanced Index, J.P. Morgan Select Equity and J.P. Morgan International Equity Portfolios.

     Lord, Abbett & Co. is the Adviser to the Lord Abbett Bond Debenture, Lord Abbett Mid-Cap Value, Lord Abbett Developing Growth, Lord Abbett Growth and Income and Lord Abbett Growth Opportunities Portfolios.

     U.S. Bancorp Piper Jaffray Asset Management, Inc. (as successor to Firstar Investment Research and Management Company, LLC) is the Adviser to the Firstar Balanced, Firstar Equity Income and Firstar Growth & Income Equity Portfolios.


     BlackRock Advisors, Inc. is the Adviser to the BlackRock Equity and BlackRock U.S. Government Income Portfolios.


         Pacific Investment Management Company LLC is the Adviser to the PIMCO Total Return and PIMCO Money Market Portfolios.

     PIMCO Equity Advisors, a division of PIMCO Advisors L.P., is the Adviser to the PIMCO Innovation Portfolio.

         Massachusetts Financial Services Company is the Adviser to the MFS Mid Cap Growth and MFS Research International Portfolios.

     Janus Capital Corporation is the Adviser to the Janus Aggressive Growth Portfolio.

         Putnam Investment Management LLC is the Adviser to the Met/Putnam Research Portfolio.

     Oppenheimer Management Corporation (formerly known as OppenheimerFunds, Inc.) is the Adviser to the Oppenheimer Capital Appreciation Portfolio.

     A I M Capital Management, Inc. is the Adviser to the Met/AIM Small Cap Growth and Met/AIM Mid Cap Equity Portfolios.

         State Street Research & Management Company is the Adviser to the State Street Research Concentrated International Portfolio.


         The following table shows the fees paid with respect to certain Portfolios to each Adviser by the Manager or current affiliates of the Manager for the fiscal years ended December 31, 2000, December 31, 1999 and December 31, 1998 or July 31, 2000, July 31, 1999 and July 31, 1998, as noted.



                                                             Advisory Fee Paid

                    Portfolio                   2000               1999               1998
                    ---------                   ----               ----               ----

J. P. Morgan Quality Bond                     $267,534           $271,530            $90,160
J.P. Morgan Small Cap Stock                    656,603           485,322             421,343
J.P. Morgan Enhanced Index                    1,066,710          908,174             247,878
J.P. Morgan Select Equity                     1,022,968          947,039             649,033
J.P. Morgan International Equity               707,276           620,473             495,276
Lord Abbett Bond Debenture                     820,893           806,885             431,397
Lord Abbett Mid-Cap Value                      304,360           185,505             69,269
Lord Abbett Developing Growth                  259,593           146,716             49,105
Lord Abbett Growth and Income                 3,462,330        3,328,207(1)            NA
Firstar Balanced                               48,002             47,653             20,362
Firstar Equity Income                          34,991             41,041             22,622
Firstar Growth & Income Equity                 79,240             85,817             40,349
BlackRock Equity *                             329,031           306,436             337,420
==================                             =======           =======             =======
BlackRock U.S. Government Income *             129,811           134,661             125,532
==================================             =======           =======             =======



------------------------


* For the fiscal year ended July 31.


(1)      For the period 1/8/99 through 12/31/99

The Administrator

         Pursuant to an administration agreement ("Administration Agreement"), State Street Bank and Trust Company ("Administrator") assists the Manager in the performance of its administrative services to the Trust and provides the Trust with other necessary administrative services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such administrative services to the Trust.


         The Administrator was organized as a Massachusetts trust company. Its principal place of business is at One Federal Street, Boston, Massachusetts 02206. Under the Administration Agreement, the Administrator is entitled to a fee from the Trust, which is calculated daily and paid monthly, at an annual rate of 0.05% of the average daily net assets of the Trust. The Administration Agreement shall remain in effect until December 31, 2002 and shall thereafter continue in effect for successive periods of one year, unless terminated by any party upon not less than sixty (60) days' prior written notice to the other party.


The Distributor

         The Trust has distribution agreements with MetLife Investors Distribution Company ("MID" or the "Distributor") in which MID serves as the Distributor for the Trust's Class A shares, Class B shares and Class E shares. MID an indirect wholly-owned subsidiary of MetLife Investors Group, Inc., which is an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company. MID's address is 22 Corporate Plaza Drive, Newport Beach, California 92660.

         The Trust's distribution agreements with respect to the Class A, Class B and Class E shares ("Distribution Agreements") were approved by the Board of Trustees at a Board meetings held on December 7, 2000 (Class A, Class B) and Class E on April 23, 2001. The Distribution Agreements will remain in effect from year to year provided each Distribution Agreement's continuance is approved annually by (i) a majority of the Trustees who are not parties to such agreement or "interested persons" (as defined in the 1940 Act) of the Trust or a Portfolio and, if applicable, who have no direct or indirect financial interest in the operation of the Class B or Class E Distribution Plan or any such related agreement and (ii) either by vote of a majority of the Trustees or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust.

         The Distributor or its affiliates for the Class A shares will pay for printing and distributing prospectuses or reports prepared for their use in connection with the offering of the Class A shares to prospective contract owners and qualified plan participants and preparing, printing and mailing any other literature or advertising in connection with the offering of the Class A shares to prospective contract owners and qualified plan participants.

         Pursuant to the Class B Distribution Plan and the Class E Distribution Plan, the Trust compensates the Distributor from assets attributable to the Class B and Class E shares, as applicable, for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Trust's Class B and Class E shares. It is anticipated that a portion of the amounts received by the Distributor will be used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of Trust prospectuses, statements of additional information and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class B and Class E shares. The Distributor may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of the Class B and Class E shares.

         The Class B Distribution Plan and the Class E Distribution Plan provide that the Trust, on behalf of each Portfolio, may pay annually up to 0.50% and 0.25% of the average daily net assets of a Portfolio attributable to its Class B shares and Class E shares, respectively, in respect to activities primarily intended to result in the sale of Class B and Class E shares. However, under the Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and the Class E Distribution Plan are limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of a Portfolio attributable to its Class B shares and Class E shares, respectively. Under terms of the Class B Distribution Plan and the Class E Distribution Plan and the related Distribution Agreements, each Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E shares for such entities' fees or expenses incurred or paid in that regard.

         Each of the Class B Distribution Plan and the Class E Distribution Plan is of a type known as a "compensation" plan because payments are made for services rendered to the Trust with respect to Class B shares and Class E shares regardless of the level of expenditures by the Distributor. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Class B Distribution Plan and the Class E Distribution Plan and in connection with their annual consideration of the Class B Distribution Plan's and the Class E Distribution Plan's renewal. The Distributor has indicated that it expects its expenditures to include, without limitation: (a) the printing and mailing of Trust prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective Contract owners with respect to the Class B and Class E shares of the Trust; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Class B and Class E shares of the Trust; (c) holding seminars and sales meetings designed to promote the distribution of Class B and Class E shares of the Trust; (d) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding Trust investment objectives and policies and other information about the Trust and its Portfolios, including the performance of the Portfolios; (3) training sales personnel regarding the Class B and Class E shares of the Trust; and (f) financing any other activity that the Distributor determines is primarily intended to result in the sale of Class B and Class E shares.

         A description of the Class B Distribution Plan with respect to the Class B shares and related services and fees thereunder is provided in the Prospectus for the Class B shares of the Portfolios. On December 7, 2000, the Board of Trustees of the Trust, including the Disinterested Trustees unanimously approved the Class B Distribution Plan. A description of the Class E Distribution Plan with respect to the Class E shares and related services and fees thereunder is provided in the Prospectus for the Class E shares of the Portfolios. On April 23, 2001, the Board of Trustees of the Trust including the Disinterested Trustees unanimously approved the Class E Distribution Agreement.

         The Class B Distribution Plan and the Class E Distribution Plan and any Rule 12b-1 related agreement that is entered into by the Trust or the Distributor of the Class B and Class E shares in connection with the Class B Distribution Plan and the Class E Distribution Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by vote of a majority of the Trust's Board of Trustees, and of a majority of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Class B Distribution Plan and the Class E Distribution Plan or any Rule 12b-1 related agreement, as applicable. In addition, the Class B Distribution Plan and the Class E Distribution Plan and any Rule 12b-1 related agreement may be terminated as to Class B shares or Class E shares of a Portfolio at any time, without penalty, by vote of a majority of the outstanding Class B shares or Class E shares of the Portfolio, as applicable, or by vote of a majority of the Disinterested Trustees. The Class B Distribution Plan and the Class E Distribution Plan each also provides that it may not be amended to increase materially the amount (up to 0.50% [0.25% with respect to Class E] of average daily net assets annually) that may be spent for distribution of Class B and Class E shares of any Portfolio without the approval of Class B and Class E shareholders, as applicable, of that Portfolio.

         The Distributor for each class of shares will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws. In the capacity of agent, the Distributor currently offers shares of each Portfolio on a continuous basis to qualified pension and profit sharing plans and to the separate accounts of insurance companies offering the Contracts in all states in which the Portfolio or the Trust may from time to time be registered or where permitted by applicable law. The Distribution Agreement provides that the Distributor shall accept orders for shares at net asset value without a sales commission or sale load being charged. The Distributor has made no firm commitment to acquire shares of any Portfolio.

Code of Ethics

         The Trust, its Manager, its Distributor, and each of its Advisers, have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these Codes of Ethics permits the personnel of their respective organizations to invest in securities for their own accounts. A copy of each of the Codes of Ethics is on public file with, and is available from the Securities and Exchange Commission.

Custodian

         State Street Bank and Trust Company ("State Street Bank"), located at One Federal Street, Boston, Massachusetts 02206, serves as the custodian of the Trust. Under the custody agreement, State Street Bank holds the Portfolios' securities, provides fund accounting and keeps all necessary records and documents.

Transfer Agent

         State Street Bank also serves as transfer agent for the Trust.

Legal Matters

     Certain legal matters are passed on for the Trust by Sullivan & Worcester LLP, 1025 Connecticut Avenue, N.W., Washington, D.C. 20036.

Independent Auditors

         Deloitte and Touche LLP, located at 200 Berkeley Street, Boston, Massachusetts 02116, serves as the Trust's independent auditors.

                              REDEMPTION OF SHARES

         The Trust may suspend redemption privileges or postpone the date of payment on shares of the Portfolios for more than seven days during any period
(1) when the New York Stock Exchange is closed or trading on the Exchange is restricted as determined by the Securities and Exchange Commission, (2) when an emergency exists, as defined by the Securities and Exchange Commission, which makes it not reasonably practicable for a Portfolio to dispose of securities owned by it or fairly to determine the value of its assets, or (3) as the Securities and Exchange Commission may otherwise permit.

         The value of the shares on redemption may be more or less than the shareholder's cost, depending upon the market value of the portfolio securities at the time of redemption.

                                 NET ASSET VALUE

         The net asset value per share of each Portfolio is determined as of the close of regular trading of the New York Stock Exchange (currently 4:00 p.m., New York City time), each day the Exchange is open for trading. Currently, the Exchange is closed on: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Portfolio securities for which the primary market is on a domestic or foreign exchange or which are traded over-the-counter and quoted on the NASDAQ System will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities not quoted on the NASDAQ System that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers.

         In the case of any securities which are not actively traded, reliable market quotations may not be considered to be readily available. These investments are stated at fair value as determined under the direction of the Trustees. Such fair value is expected to be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

         If any securities held by a Portfolio are restricted as to resale, their fair value will be determined following procedures approved by the Trustees. The fair value of such securities is generally determined as the amount which the Portfolio could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Portfolio in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

         Notwithstanding   the  foregoing,   short-term   debt  securities  with
maturities of 60 days or less will be valued at amortized cost.

         The PIMCO Money Market Portfolio's investment policies and method of securities valuation are intended to permit the Portfolio generally to maintain a constant net asset value of $1.00 per share by computing the net asset value per share to the nearest $.01 per share. The Portfolio is permitted to use the amortized cost method of valuation for its portfolio securities pursuant to regulations of the Securities and Exchange Commission. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. The net asset value per share would be subject to fluctuation upon any significant changes in the value of the Portfolio's securities. The value of debt securities, such as those in the Portfolio, usually reflects yields generally available on securities of similar yield, quality and duration. When such yields decline, the value of a portfolio holding such securities can be expected to decline. Although the Portfolio seeks to maintain the net asset value per share of the Portfolio at $1.00, there can be no assurance that net asset value will not vary.

         The Trustees of the Trust have undertaken to establish procedures reasonably designed, taking into account current market conditions and the Portfolio's investment objective, to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. These procedures include the determination, at such intervals as the Trustees deem appropriate, of the extent, if any, to which the net asset value per share calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one half of one percent, the Trustees are required to promptly consider what action, if any, should be initiated.

         With respect to Portfolios other than the PIMCO Money Market Portfolio, foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the New York Stock Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the New York Stock Exchange that will not be reflected in the computation of the Portfolio's net asset value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures decided upon in good faith by the Trust's Board of Trustees. All securities and other assets of a Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars last quoted on a valuation date by any recognized dealer.

         The Manager may, from time to time, under the general supervision of the Board of Trustees or the valuation committee, utilize the services of one or more pricing services available in valuating the assets of the Trust. The Manager will continuously monitor the performance of these services.

                              FEDERAL INCOME TAXES

         Each Portfolio intends to qualify each year as a "regulated investment company" under the Code. By so qualifying, a Portfolio will not be subject to federal income taxes to the extent that its net investment income and net realized capital gains are distributed.

         In order to so qualify, a Portfolio must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks or securities; and (2) diversify its holdings so that, at the end of each quarter of the Portfolio's taxable year, (a) at least 50% of the market value of the Portfolio's assets is represented by cash, government securities and other securities limited in respect of any one issuer to 5% of the value of the Portfolio's assets and to not more than 10% of the voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in securities of any one issuer (other than government securities).

         As a regulated investment company, a Portfolio will not be subject to federal income tax on net investment income and capital gains (short- and long-term), if any, that it distributes to its shareholders if at least 90% of its net investment income and net short-term capital gains for the taxable year are distributed, but will be subject to tax at regular corporate rates on any income or gains that are not distributed. In general, dividends will be treated as paid when actually distributed, except that dividends declared in October, November or December and made payable to shareholders of record in such a month will be treated as having been paid by the Portfolio (and received by shareholders) on December 31, provided the dividend is paid in the following January. Each Portfolio intends to satisfy the distribution requirement in each taxable year.

         The Portfolios will not be subject to the 4% federal excise tax imposed on registered investment companies that do not distribute all of their income and gains each calendar year because such tax does not apply to a registered investment company whose only shareholders are either tax-exempt pension trusts or segregated asset accounts of life insurance companies held in connection with variable annuity and/or variable life insurance policies.

         The Trust intends to comply with section 817(h) of the Code and the regulations issued thereunder. As required by regulations under that section, the only shareholders of the Trust and its Portfolios will be life insurance company segregated asset accounts (also referred to as separate accounts) that fund variable life insurance or annuity contracts, tax-exempt pension trusts, and MetLife Investors USA Insurance Company, the initial shareholder of the Portfolios, and its affiliates. See the prospectus or other material for the Contracts for additional discussion of the taxation of segregated asset accounts and of the owner of the particular Contract described therein.

         Section 817(h) of the Code and Treasury Department regulations thereunder impose certain diversification requirements on the segregated asset accounts investing in the Portfolios of the Trust. These requirements, which are in addition to the diversification requirements applicable to the Trust under the 1940 Act and under the regulated investment company provisions of the Code, may limit the types and amounts of securities in which the Portfolios may invest. Failure to meet the requirements of section 817(h) could result in current taxation of the owner of the Contract on the income of the Contract.

         The Trust may therefore find it necessary to take action to ensure that a Contract continues to qualify as a Contract under federal tax laws. The Trust, for example, may be required to alter the investment objectives of a Portfolio or substitute the shares of one Portfolio for those of another. No such change of investment objectives or substitution of securities will take place without notice to the shareholders of the affected Portfolio and the approval of a majority of such shareholders and without prior approval of the Securities and Exchange Commission, to the extent legally required.

         In certain foreign countries, interest and dividends are subject to a tax which is withheld by the issuer. U.S. income tax treaties with certain countries reduce the rates of these withholding taxes. The Trust intends to provide the documentation necessary to achieve the lower treaty rate of withholding whenever applicable or to seek refund of amounts withheld in excess of the treaty rate.

         Portfolios that invest in foreign securities may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of a Portfolio's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such trusts. Capital gains on the sale of such holdings are considered ordinary income regardless of how long a Portfolio held its investment. In addition, a Portfolio could be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders. To avoid such tax and interest, a Portfolio's investment adviser intends to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years. Such gains will be considered ordinary income, which a Portfolio will be required to distribute even though it has not sold the security.

                  ORGANIZATION AND CAPITALIZATION OF THE TRUST

         The Trust is a Delaware business trust organized on July 27, 2000. A copy of the Trust's Agreement and Declaration of Trust, which is governed by Delaware law, is filed as an exhibit to the Trust's registration statement. The Trust is the successor to the Security First Trust and Cova Series Trust, the series of which were converted to Portfolios of the Trust, effective February 12, 2001.

         The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $.001 per share, of one or more series. Currently, the Trustees have established and designated twenty-three series. Each series of shares represents the beneficial interest in a separate Portfolio of assets of the Trust, which is separately managed and has its own investment objective and policies. The Trustees of the Trust have authority, without the necessity of a shareholder vote, to establish additional portfolios and series of shares. The shares outstanding are, and those offered hereby when issued will be, fully paid and nonassessable by the Trust. The shares have no preemptive, conversion or subscription rights and are fully transferable.

         The Trust is authorized to issue four classes of shares (Class A, Class B, Class C and Class E) on behalf of each Portfolio. Currently, Class C shares are not offered. The Trust currently offers Class A and Class B shares on behalf of each Portfolio except for the Janus Aggressive Growth, Oppenheimer Capital Appreciation and PIMCO Money Market Portfolios which currently offer only Class B shares. Class E shares are currently offered on behalf of the MFS Mid Cap Growth, MFS Research International, PIMCO Total Return and PIMCO Innovation Portfolios. Class A shares are offered at net asset value and are not subject to distribution fees imposed pursuant to a distribution plan. Class B and Class E shares are offered at net asset value and are subject to distribution fees imposed pursuant to each Class' Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act.

         The three classes of shares are currently offered under the Trust's multi-class distribution system approved by the Trust's Board of Trustees on December 7, 2000, which is designed to allow promotion of insurance products investing in the Trust through alternative distribution channels. In addition, Class A shares are offered to qualified pension and retirement plans. Under the Trust's multi-class distribution system, shares of each class of a Portfolio represent an equal pro rata interest in that Portfolio and, generally, will have identical voting, dividend, liquidation, and other rights, other than the payment of distribution fees under the Distribution Plan.

         The Trust continuously offers its shares to separate accounts of insurance companies in connection with the Contracts and to qualified pension and retirement plans. Class A, Class B and Class E shares currently are sold to the following: (i) insurance company separate accounts in connection with Contracts issued by the following affiliated insurance companies - Metropolitan Life Insurance Company, MetLife Investors Insurance Company, MetLife Investors Insurance Company of California, First MetLife Investors Insurance Company, MetLife Investors USA Insurance Company, New England Financial Life Insurance Company, General American Life Insurance Company (collectively, "MetLife"); (ii) MetLife Investors Group Employees 401(k) Plan. As of June 30, 2001, MetLife owned substantially all of the Trust's outstanding Class A, Class B and Class E shares and, as a result, may be deemed to be a control person with respect to the Trust.

         As a "series" type of mutual fund, the Trust issues separate series of share of beneficial interest with respect to each Portfolio. Each Portfolio resembles a separate fund issuing a separate class of stock. Because of current federal securities law requirements, the Trust expects that its shareholders will offer to owners of the Contracts ("Contract owners") the opportunity to instruct them as to how shares allocable to their Contracts will be voted with respect to certain matters, such as approval of investment advisory agreements. To the Trust's knowledge, as of June 30, 2001 the following owned Contracts entitling such persons to give voting instructions regarding more than 5% of the outstanding shares of any Portfolio:

Portfolio             Contract Owner     Shares of Beneficially    Percentage
                                                                   of Ownership
                                         Owned
Firstar Growth        Dorris Cottrill    58,365                    5.10%
& Income Equity

         The Trust may in the future offer its shares to separate accounts of other insurance companies. The Trust does not currently foresee any disadvantages to Contract owners arising from offering the Trust's shares to separate accounts of insurance companies that are unaffiliated with each other. However, it is theoretically possible that, at some time, the interests of various Contract owners participating in the Trust through their separate accounts might conflict. In the case of a material irreconcilable conflict, one or more separate accounts might withdraw their investments in the Trust, which would possibly force the Trust to sell portfolio securities at disadvantageous prices. The Trustees of the Trust intend to monitor events for the existence of any material irreconcilable conflicts between or among such separate accounts and will take whatever remedial action may be necessary.

         The assets received from the sale of shares of a Portfolio, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, constitute the underlying assets of the Portfolio. The underlying assets of a Portfolio are required to be segregated on the Trust's books of account and are to be charged with the expenses with respect to that Portfolio. Any general expenses of the Trust not readily attributable to a Portfolio will be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Portfolio and the other Portfolios.

         Each share has one vote, with fractional shares voting proportionately. Shareholders of a Portfolio are not entitled to vote on any matter that requires a separate vote of the shares of another Portfolio but which does not affect the Portfolio. The Agreement and Declaration of Trust does not require the Trust to hold annual meetings of shareholders. Thus, there will ordinarily be no annual shareholder meetings, unless otherwise required by the 1940 Act. The Trustees of the Trust may appoint their successors until fewer than a majority of the
Trustees  have  been  elected  by  shareholders,  at  which  time a  meeting  of shareholders will be called to elect Trustees. Under the Agreement and Declaration of Trust, any Trustee may be removed by vote of the Trustees or vote of two-thirds of the outstanding shares of the Trust. Holders of 10% or more of the outstanding shares can require the Trustees to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. If ten or more shareholders who have been such for at least six months and who hold in the aggregate shares with a net asset value of at least $25,000 inform the Trustees that they wish to communicate with other shareholders, the Trustees either will give such shareholders access to the shareholder lists or will inform them of the cost involved if the Trust forwards materials to the shareholders on their behalf. If the Trustees object to mailing such materials, they must inform the Securities and Exchange Commission and thereafter comply with the requirements of the 1940 Act.

                              FINANCIAL STATEMENTS

         The financial statements of the J.P. Morgan Quality Bond, J.P. Morgan Small Cap Stock, J.P. Morgan Enhanced Index, J.P. Morgan Select Equity, J.P. Morgan International Equity, Lord Abbett Bond Debenture, Lord Abbett Mid-Cap Value, Lord Abbett Developing Growth, Lord Abbett Growth and Income, Firstar Balanced, Firstar Equity Income and Firstar Growth and Income Equity Portfolios, for the year ended December 31, 2000, including notes to the financial statements and financial highlights and the Report of Deloitte & Touche LLP, Independent Auditors, are included in the Cova Series Trust's Annual Report to Shareholders, which is incorporated by reference in this Statement of Additional Information. A copy of the Annual Report accompanies this Statement of Additional Information. The financial statements (including the Report of Independent Auditors) included in the Annual Report are incorporated herein by reference.


         The financial statements of the BlackRock Equity and BlackRock U.S. Government income Portfolios for the fiscal year ended July 31, 2000, including notes to the financial statements and financial highlights and the Report of Deloitte & Touche LLP, Independent Auditors, are included in the Security First Trust's Annual Report to Shareholders. A copy of the Annual Report accompanies this Statement of Additional Information. The financial statements (including the Report of Independent Auditors) included in the Annual Report are incorporated herein by reference.

                                    APPENDIX

                               SECURITIES RATINGS

Standard & Poor's Bond Ratings

         A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt of a higher rated category. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and to repay principal for debt in this category than for higher rated categories. Bonds rated "BB", "B", "CCC" and "CC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. The rating "C" is reserved for income bonds on which no interest is being paid. Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears. The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's Bond Ratings

         Bonds which are rated "Aaa" are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Moody's applies numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category. Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future. Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's Commercial Paper Ratings

         "A" is the highest commercial paper rating category utilized by Standard & Poor's, which uses the numbers "1+", "1", "2" and "3" to denote relative strength within its "A" classification. Commercial paper issuers rated "A" by Standard & Poor's have the following characteristics. Liquidity ratios are better than industry average. Long-term debt rating is "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management. Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities. The rating "C" is assigned to short-term debt obligations with a doubtful capacity for repayment. An issue rated "D" is either in default or is expected to be in default upon maturity.

Moody's Commercial Paper Ratings

         "Prime-1" is the highest commercial paper rating assigned by Moody's, which uses the numbers "1", "2" and "3" to denote relative strength within its highest classification of Prime. Commercial paper issuers rated Prime by Moody's have the following characteristics. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well assured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer terms, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

Fitch IBCA, Inc. Commercial Paper Ratings. Fitch Investors Service L.P. employs the rating F-1+ to indicate issues regarded as having the strongest degree of assurance for timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+, while the rating F-2 indicates a satisfactory degree of assurance for timely payment, although the margin of safety is not as great as indicated by the F-1+ and F-1 categories.

Duff & Phelps Inc. Commercial Paper Ratings. Duff & Phelps Inc. employs the designation of Duff 1 with respect to top grade commercial paper and bank money instruments. Duff 1+ indicates the highest certainty of timely payment: short-term liquidity is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1- indicates high certainty of timely payment. Duff 2 indicates good certainty of timely payment: liquidity factors and company fundamentals are sound.

Thomson BankWatch, Inc. ("BankWatch") Commercial Paper Ratings. BankWatch will assign both short-term debt ratings and issuer ratings to the issuers it rates. BankWatch will assign a short-term rating ("TBW-1", "TBW-2", "TBW-3", or "TBW-4") to each class of debt (e.g., commercial paper or non-convertible debt), having a maturity of one-year or less, issued by a holding company structure or an entity within the holding company structure that is rated by BankWatch. Additionally, BankWatch will assign an issuer rating ("A", "A/B", "B", "B/C", "C", "C/D", "D", "D/E", and "E") to each issuer that it rates.

         Various of the NRSROs utilize rankings within rating categories indicated by a + or -. The Portfolios, in accordance with industry practice, recognize such rankings within categories as graduations, viewing for example Standard & Poor's rating of A-1+ and A-1 as being in Standard & Poor's highest rating category.

                    FIRST AMERICAN INSURANCE PORTFOLIOS, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                                OCTOBER 23, 2001

                            CORPORATE BOND PORTFOLIO
                             EQUITY INCOME PORTFOLIO
                             INTERNATIONAL PORTFOLIO
                           LARGE CAP GROWTH PORTFOLIO
                            MID CAP GROWTH PORTFOLIO
                           SMALL CAP GROWTH PORTFOLIO
                              TECHNOLOGY PORTFOLIO

This Statement of Additional Information relates to the Class IA and Class IB Shares of the portfolios named above (the "Portfolios"), each of which is a series of First American Insurance Portfolios, Inc. The Portfolios available in each variable annuity where First American Insurance Portfolios are offered may vary. Please see your participating insurance company prospectus to confirm which Portfolios are available. This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Portfolios' current Prospectuses. The financial statements included as part of the Funds' Annual Report to shareholders for the fiscal year ended December 31, 2000 and the financial statements included as part of the Funds' Semi-Annual Report dated June 30, 2001 are incorporated by reference into this Statement of Additional Information. To obtain copies of variable annuity prospectuses, contact your participating insurance company. Please retain this Statement of Additional Information for future reference.

                                TABLE OF CONTENTS
                                                                        PAGE
GENERAL INFORMATION                                                       1

ADDITIONAL INFORMATION CONCERNING PORTFOLIO INVESTMENTS                   2
Short-Term Investments                                                    2
U.S. Government Securities                                                3
Repurchase Agreements                                                     4
When-Issued and Delayed Delivery Transactions                             4
Lending of Portfolio Securities                                           5
Options Transactions                                                      6
Futures and Options on Futures                                            7
Fixed Income Securities - Equity Portfolios                               8
Foreign Securities                                                        9
Foreign Currency Transactions                                            11
Mortgage-Backed Securities                                               13
Asset-Backed Securities                                                  15
Zero-Coupon Securities                                                   16
Adjustable Rate Mortgage Securities                                      16
Debt Obligations Rated Less Than Investment Grade                        16
Floating Rate Debt Obligations                                           17
Fixed Rate Debt Obligations                                              17
Payments-in-Kind Debentures and Delayed Interest Securities              18
Preferred Stock                                                          18
Participation Interests                                                  18
CFTC Information                                                         18

INVESTMENT RESTRICTIONS                                                  19

DIRECTORS AND EXECUTIVE OFFICERS                                         20
Directors                                                                20
Executive Officers                                                       21
Compensation                                                             22

CODE OF ETHICS                                                           23

INVESTMENT ADVISORY AGREEMENT AND OTHER SERVICES                         23
Investment Advisory Agreement                                            23
Sub-Advisory Agreement for International Portfolio                       25
Administration Agreement                                                 25
Distributor and Distribution Plan                                        26
Custodian; Counsel; Auditors                                             27

PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE                       28

CAPITAL STOCK                                                            30

NET ASSET VALUE AND OFFERING PRICE                                       31

PORTFOLIO PERFORMANCE                                                    32

TAXATION                                                                 34

RATINGS                                                                  37
Ratings of Corporate Debt Obligations                                    38
Ratings of Commercial Paper                                              40

FINANCIAL STATEMENTS                                                     41

                               GENERAL INFORMATION

First American Insurance Portfolios, Inc. ("FAIP") was incorporated in the State of Minnesota on August 27, 1999. FAIP is organized as a series investment company and currently issues its shares in seven series. Each series of shares represents a separate investment portfolio with its own investment objective and policies (in essence, a separate mutual fund). The series of FAIP to which this Statement of Additional Information relates are named on the cover. These series are referred to in this Statement of Additional Information as the "Portfolios."

The Bylaws of FAIP provide that annual shareholders' meetings are not required and that meetings of shareholders need only be held with such frequency as required under Minnesota law and the Investment Company Act of 1940 (the "1940 Act"). Minnesota law provides that if a regular meeting of shareholders has not been held during the immediately preceding 15 months, a shareholder or shareholders holding 3% or more of the voting power of all shares entitled to vote may demand a regular meeting of shareholders. Minnesota law further provides that a special meeting of shareholders may be called by a shareholder or shareholders holding 10% or more of the voting power of all shares entitled to vote, except that a special meeting for the purpose of considering any action to facilitate or effect a business combination, including any action to change or otherwise affect the composition of the board of directors for that purpose, must be called by 25% or more of the voting power of all shares entitled to vote. The 1940 Act requires a shareholder vote for all amendments to fundamental investment policies and restrictions, for approval of all investment advisory agreements, and for the adoption of, and material increases in amounts payable under, Rule 12b-1 distribution plans.

Corporate Bond Portfolio, Equity Income Portfolio, Large Cap Growth Portfolio, Mid Cap Growth Portfolio, Small Cap Growth Portfolio, and International Portfolio are each diversified open-end management investment companies. Technology Portfolio is a non-diversified open-end management investment company. Equity Income Portfolio, Large Cap Growth Portfolio, Mid Cap Growth Portfolio, Small Cap Growth Portfolio, International Portfolio and Technology Portfolio shall constitute the "Equity Portfolios."

Insurance companies may purchase shares of the Portfolios for their separate accounts through two separate share classes, Class IA and Class IB, which are identical in all respects, except that Class IB shares of the Portfolios may pay a Rule 12b-1 fee of up to 0.25% to the Portfolios' distributor. Except for this difference between the share classes pertaining to distribution costs, each share of each Portfolio represents an equal proportionate interest in that Portfolio.

This Statement of Additional Information may also refer to affiliated investment companies, including: First American Funds, Inc. ("FAF"); First American Strategy Funds, Inc. ("FASF"); First American Investment Funds, Inc. ("FAIF"); and eleven separate closed-end funds (American Strategic Income Portfolio Inc., American Strategic Income Portfolio Inc.-II, American Strategic Income Portfolio Inc.-III, American Municipal Income Portfolio Inc., Minnesota Municipal Income Portfolio Inc., American Select Portfolio Inc., American Municipal Term Trust Inc.-II, American Municipal Term Trust Inc.-III, Minnesota Municipal Term Trust Inc., Minnesota Municipal Term Trust Inc.-II, and American Income Fund, Inc.) collectively referred to as the First American Closed-End Funds ("FACEF").

             ADDITIONAL INFORMATION CONCERNING PORTFOLIO INVESTMENTS

The main investment strategies of each Portfolio are set forth in the Portfolios' Prospectuses. Additional information concerning main investment strategies of the Portfolios, and other investment strategies which may be used by the Portfolios, is set forth below. The Portfolios have attempted to identify any investment strategies that will be employed in pursuing each Portfolio's investment objective. However, in the absence of an affirmative limitation, a Portfolio may utilize any strategy or technique that is consistent with its investment objective. The Portfolios do not anticipate that any such strategy or technique would exceed 5% of a Portfolio's assets absent specific identification of that practice. Additional information concerning the Portfolios' investment restrictions is set forth below under "Investment Restrictions."

If a percentage limitation on investments by a Portfolio stated in this Section or in "Investment Restrictions" below is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in asset value will not be deemed to violate the limitation except in the case of the limitations on borrowing. A Portfolio which is limited to investing in securities with specified ratings or of a certain credit quality is not required to sell a security if its rating is reduced or its credit quality declines after purchase, but the Portfolio may consider doing so. Descriptions of the rating categories of Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's") are contained in "Ratings" below.

SHORT-TERM INVESTMENTS

The Portfolios can invest in a variety of short-term instruments such as rated commercial paper and variable amount master demand notes; United States dollar-denominated time and savings deposits (including certificates of deposit); bankers' acceptances; obligations of the United States Government or its agencies or instrumentalities; repurchase agreements collateralized by eligible investments of a Portfolio; securities of other mutual funds that invest primarily in debt obligations with remaining maturities of 13 months or less (which investments also are subject to an advisory fee); and other similar high-quality short-term United States dollar-denominated obligations. The other mutual funds in which the Portfolios may so invest include money market funds advised by U.S. Bancorp Piper Jaffray Asset Management, Inc., the Portfolios' investment advisor ("U.S. Bank" or the "Advisor"), subject to certain restrictions contained in an exemptive order issued by the Securities and Exchange Commission ("SEC") with respect thereto.

Corporate Bond Portfolio may also invest in Eurodollar Certificates of Deposit issued by foreign branches of United States or foreign banks; Eurodollar Time Deposits, which are United States dollar-denominated deposits in foreign branches of United States or foreign banks; and Yankee Certificates of Deposit, which are United States dollar-denominated certificates of deposit issued by United States branches of foreign banks and held in the United States. In each instance, the Portfolio may only invest in bank instruments issued by an institution which has capital, surplus and undivided profits of more than $100 million or the deposits of which are insured by the Bank Insurance Fund or the Savings Association Insurance Fund.

Short-term investments and repurchase agreements may be entered into on a joint basis by the Portfolios and other funds advised by the Advisor to the extent permitted by an exemptive order issued by the Securities and Exchange Commission with respect to the Portfolios. A brief description of certain kinds of short-term instruments follows:

COMMERCIAL PAPER. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return. The Portfolios may purchase commercial paper consisting of issues rated at the time of

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purchase within the two highest rating categories by Standard & Poor's or
Moody's, or which have been assigned an equivalent rating by another nationally recognized statistical rating organization. The Portfolios also may invest in commercial paper that is not rated but that is determined by the Advisor to be of comparable quality to instruments that are so rated. For a description of the rating categories of Standard & Poor's and Moody's, see "Ratings."

BANKERS' ACCEPTANCES. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity.

VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Portfolio and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Portfolio may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. The Advisor or International Portfolio's Sub-Advisor will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand.

VARIABLE RATE DEMAND OBLIGATIONS. Variable rate demand obligations ("VRDO") are securities in which the interest rate is adjusted at pre-designated periodic intervals. VRDOs may include a demand feature which is a put that entitles the holder to receive the principal amount of the underlying security or securities and which may be exercised either at any time on no more than 30 days' notice or at specified intervals not exceeding 397 calendar days on no more than 30 days' notice.

U.S. GOVERNMENT SECURITIES

The U.S. government securities in which the Portfolios may invest are either issued or guaranteed by the U.S. government, its agencies or instrumentalities. The U.S. government securities in which the Portfolios invest principally are:

* direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds;

* notes, bonds, and discount notes issued and guaranteed by U.S. government agencies and instrumentalities supported by the full faith and credit of the United States;

*    notes,   bonds,  and  discount  notes  of  U.S.   government   agencies  or
     instrumentalities which receive or have access to federal funding; and

* notes, bonds, and discount notes of other U.S. government instrumentalities supported only by the credit of the instrumentalities.

U.S. TREASURY INFLATION-PROTECTION SECURITIES. The Portfolios' investments in U.S. Government securities may include in U.S. Treasury inflation-protection securities, which are issued by the United States Department of Treasury ("Treasury") with a nominal return linked to the inflation rate in prices. The index used to measure inflation is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers ("CPI-U").

The value of the principal is adjusted for inflation, and pays interest every six months. The interest payment is equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance.

The principal of the inflation-protection security is indexed to the non-seasonally adjusted CPI-U. To calculate the inflation-adjusted principal value for a particular valuation date, the value of the principal at issuance is multiplied by the index ratio applicable to that valuation date. The index ratio for any date is the ratio of the reference CPI applicable to such date to the reference CPI applicable to the original issue date. Semiannual coupon interest is determined by multiplying the inflation-adjusted principal amount by one-half of the stated rate of interest on each interest payment date.

Inflation-adjusted principal or the original par amount, whichever is larger, is paid on the maturity date as specified in the applicable offering announcement. If at maturity the inflation-adjusted principal is less than the original principal value of the security, an additional amount is paid at maturity so that the additional amount plus the inflation-adjusted principal equals the original principal amount. Some inflation-protection securities may be stripped into principal and interest components. In the case of a stripped security, the holder of the stripped principal component would receive this additional amount. The final interest payment, however, will be based on the final inflation-adjusted principal value, not the original par amount.

REPURCHASE AGREEMENTS

The Portfolios may invest in repurchase agreements. A repurchase agreement involves the purchase by a Portfolio of securities with the agreement that after a stated period of time, the original seller will buy back the same securities ("collateral") at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in securities. If the original seller defaults on its obligation to repurchase as a result of its bankruptcy or otherwise, the purchasing Portfolio will seek to sell the collateral, which could involve costs or delays. Although collateral (which may consist of any fixed income security which is an eligible investment for the Portfolio entering into the repurchase agreement) will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest), a Portfolio would suffer a loss if the proceeds from the sale of the collateral were less than the agreed-upon repurchase price. The Advisor or, in the case of International Portfolio, the Portfolio's Sub-Advisor, will monitor the creditworthiness of the firms with which the Portfolios enter into repurchase agreements.

The Portfolios' custodian will hold the securities underlying any repurchase agreement, or the securities will be part of the Federal Reserve/Treasury Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price under the repurchase agreement (including any accrued interest), the appropriate Portfolio will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest).

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

Each of the Portfolios may purchase securities on a when-issued or delayed delivery basis. When such a transaction is negotiated, the purchase price is fixed at the time the purchase commitment is entered into but delivery of and payment for the securities take place at a later date. A Portfolio will not accrue income with respect to securities purchased on a when-issued or delayed delivery basis prior to their stated delivery date. Pending delivery of the securities, each Portfolio will maintain in a segregated account cash or liquid high-grade securities in an amount sufficient to meet its purchase commitments.

In connection with its ability to purchase securities on a when-issued or delayed delivery basis, Corporate Bond Portfolio may enter into mortgage "dollar rolls" in which the Portfolio sells securities and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. In a mortgage dollar roll, the Portfolio gives up the right to receive principal and interest paid on the securities sold. However, the Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Portfolio compared with what such performance would have been without the use of mortgage dollar rolls. The Portfolio will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to the forward purchase price.

The purchase of securities on a when-issued or delayed delivery basis exposes a Portfolio to risk because the securities may decrease in value prior to delivery. In addition, a Portfolio's purchase of securities on a when-issued or delayed delivery basis while remaining substantially fully invested could increase the amount of the Portfolio's total assets that are subject to market risk, resulting in increased sensitivity of net asset value to changes in market prices. A seller's failure to deliver securities to a Portfolio could prevent the Portfolio from realizing a price or yield considered to be advantageous.

When a Portfolio agrees to purchase securities on a when-issued or delayed delivery basis, the Portfolio's custodian will maintain in a segregated account cash or liquid securities in an amount sufficient to meet the Portfolio's purchase commitments. It may be expected that a Portfolio's net assets will fluctuate to a greater degree when it sets aside securities to cover such purchase commitments than when it sets aside cash. In addition, because a Portfolio will set aside cash or liquid securities to satisfy its purchase commitments in the manner described above, its liquidity and the ability of the Advisor or, in the case of International Portfolio, the Portfolio's Sub-Advisor, to manage it might be affected in the event its commitments to purchase when-issued or delayed delivery securities ever exceeded 25% of the value of its total assets. Under normal market conditions, however, a Portfolio's commitments to purchase when-issued or delayed delivery securities will not exceed 25% of the value of its total assets.

LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, each of the Portfolios may lend portfolio securities representing up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, the Portfolios will only enter into loan arrangements with broker-dealers, banks, or other institutions which the Advisor or, in the case of International Portfolio, the Portfolio's Sub-Advisor has determined are creditworthy under guidelines established by the Board of Directors. The Portfolios will pay a portion of the income earned on the lending transaction to the placing broker and may pay administrative and custodial fees (including fees to the Advisor, acting as securities lending agent) in connection with these loans which, in the case of U.S. Bank, are 40% of the Portfolios' income from such securities lending transactions.

In these loan arrangements, the Portfolios will receive collateral in the form of cash, United States Government securities or other high-grade debt obligations equal to at least 100% of the value of the securities loaned. This collateral must be valued daily by the Advisor or, in the case of International Portfolio, the Portfolio's Sub-Advisor and, if the market value of the loaned securities increases, the borrower must furnish additional collateral to the lending Portfolio. During the time portfolio securities are on loan, the borrower pays the lending Portfolio any dividends or interest paid on the securities. Loans are subject to termination at any time by the lending Portfolio or the borrower. While a Portfolio does not have the right to vote securities on loan, it would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

U.S. Bank, the Portfolios' custodian and investment advisor, may act as securities lending agent for the Portfolios and receive separate compensation for such services, subject to compliance with conditions contained in an SEC exemptive order permitting U.S. Bank to provide such services and receive such compensation.

OPTIONS TRANSACTIONS

To the extent set forth below, the Portfolios may purchase put and call options on equity securities, stock indices, interest rate indices and/or foreign currencies. These transactions will be undertaken for the purpose of reducing risk to the Portfolios; that is, for "hedging" purposes. Options on futures contracts are discussed below under "-- Futures and Options on Futures."

OPTIONS ON SECURITIES. The Equity Portfolios may purchase put and call options on securities they own or have the right to acquire. A put option on a security gives the purchaser of the option the right (but not the obligation) to sell, and the writer of the option the obligation to buy, the underlying security at a stated price (the "exercise price") at any time before the option expires. A call option on a security gives the purchaser the right (but not the obligation) to buy, and the writer the obligation to sell, the underlying security at the exercise price at any time before the option expires. The purchase price for a put or call option is the "premium" paid by the purchaser for the right to sell or buy.

A Portfolio may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Portfolio would reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. In similar fashion, a Portfolio may purchase call options to hedge against an increase in the price of securities that the Portfolio anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire unexercised.

OPTIONS ON STOCK INDICES. The Portfolios may purchase put and call options on stock indices. Options on stock indices are similar to options on individual stocks except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing value of the stock index upon which the option is based is greater than, in the case of a call, or lesser than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements for stock index options are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks. The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the underlying stock index. A multiplier of 100 means that a one-point difference will yield $100. Options on different stock indices may have different multipliers.

OPTIONS ON INTEREST RATE INDICES. Corporate Bond Portfolio may purchase put and call options on interest rate indices. An option on an interest rate index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing value of the interest rate index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The writer of the option is obligated, for the premium received, to make delivery of this amount. Unlike interest rate futures options contracts, settlements for interest rate index options are always in cash. Gain or loss depends on interest rate movements with respect to specific financial instruments. As with stock index options, the multiplier for interest rate index options determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current value of the underlying interest rate index. Options on different interest rate indices may have different multipliers.

WRITING OF CALL OPTIONS. The Equity Portfolios may write (sell) covered call options. These transactions would be undertaken principally to produce additional income. Depending on the Portfolio, these transactions may include the writing of covered call options on equity securities or in the case of International Portfolio, on foreign currencies. The Portfolios, other than International Portfolio, may write (sell) covered call options covering up to 25% of the equity securities owned by such Portfolios, and, in the case of International Portfolio, covering up to 50% of the equity securities owned by such Portfolio.

When a Portfolio sells a covered call option, it is paid a premium by the purchaser. If the market price of the security covered by the option does not increase above the exercise price before the option expires, the option generally will expire without being exercised, and the Portfolio will retain both the premium paid for the option and the security. If the market price of the security covered by the option does increase above the exercise price before the option expires, however, the option is likely to be exercised by the purchaser. In that case the Portfolio will be required to sell the security at the exercise price, and it will not realize the benefit of increases in the market price of the security above the exercise price of the option. These Portfolios may also write call options on stock indices the movements of which generally correlate with those of the respective Portfolios' holdings. These transactions, which would be undertaken principally to produce additional income, entail the risk of an imperfect correlation between movements of the index covered by the option and movements in the price of the Portfolio's securities.

The writer (seller) of a call option has no control over when the underlying securities must be sold; the writer may be assigned an exercise notice at any time prior to the termination of the option. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. The writer of a call option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option on the same security as the option previously written. If a Portfolio was unable to effect a closing purchase transaction in a secondary market, it would not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

LIMITATIONS. None of the Portfolios, other than Mid Cap Growth Portfolio and International Portfolio, will invest more than 5% of the value of its total assets in purchased options, provided that options which are "in the money" at the time of purchase may be excluded from this 5% limitation. A call option is "in the money" if the exercise price is lower than the current market price of the underlying security or index, and a put option is "in the money" if the exercise price is higher than the current market price. A Portfolio's loss exposure in purchasing an option is limited to the sum of the premium paid and the commission or other transaction expenses associated with acquiring the option.

The use of purchased put and call options involves certain risks. These include the risk of an imperfect correlation between market prices of securities held by a Portfolio and the prices of options, and the risk of limited liquidity in the event that a Portfolio seeks to close out an options position before expiration by entering into an offsetting transaction.

FUTURES AND OPTIONS ON FUTURES

Corporate Bond Portfolio and International Portfolio may engage in stock index futures contracts and options thereon. Corporate Bond Portfolio may enter into interest rate futures, interest rate index futures and options thereon. International Portfolio may enter into contracts for the future delivery of securities and options thereon, and may enter into contracts for the future delivery of foreign currencies and options thereon.

A futures contract on a security obligates one party to purchase, and the other to sell, a specified security at a specified price on a date certain in the future. A futures contract on an index obligates the seller to deliver, and entitles the purchaser to receive, an amount of cash equal to a specific dollar amount times the difference between the value of the index at the expiration date of the contract and the index value specified in the contract. The acquisition of put and call options on futures contracts will, respectively, give the Portfolio the right (but not the obligation), for a specified exercise price, to sell or to purchase the underlying futures contract at any time during the option period.

At the same time a futures contract is purchased or sold, the Portfolio generally must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1-1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract's value. Futures transactions also involve brokerage costs and require the Portfolio to segregate liquid assets, such as cash, United States Government securities or other liquid high grade debt obligations equal to at least 100% of its performance under such contracts.

International Portfolio may use futures contracts and options on futures in an effort to hedge against market risks and as part of its management of foreign currency transactions.

Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed 5% of the Portfolio's total assets, and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed 1/3 of the market value of the Portfolio's total assets. Futures transactions will be limited to the extent necessary to maintain the Portfolio's qualification as a regulated investment company under the Code.

Where the Portfolio is permitted to purchase options on futures, its potential loss is limited to the amount of the premiums paid for the options. As stated above, this amount may not exceed 5% of the Portfolio's total assets. Where the Portfolio is permitted to enter into futures contracts obligating it to purchase securities, currency or an index in the future at a specified price, the Portfolio could lose 100% of its net assets in connection therewith if it engaged extensively in such transactions and if the market value or index value of the subject securities, currency or index at the delivery or settlement date fell to zero for all contracts into which a Portfolio was permitted to enter. Where the Portfolio is permitted to enter into futures contracts obligating it to sell securities or currencies, its potential losses are unlimited if it does not own the securities or currencies covered by the contracts and it is unable to close out the contracts prior to the settlement date.

Futures transactions involve brokerage costs and require the Portfolio to segregate assets to cover contracts that would require it to purchase securities or currencies. The Portfolio may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Portfolio had not entered into any futures transactions. In addition, the value of the Portfolio's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Portfolio's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

FIXED INCOME SECURITIES - EQUITY PORTFOLIOS

The fixed income securities in which Equity Income Portfolio, Large Cap Growth Portfolio, Mid Cap Growth Portfolio, Small Cap Growth Portfolio and Technology Portfolio may invest include securities issued or guaranteed by the United States Government or its agencies or instrumentalities, nonconvertible preferred stocks, nonconvertible corporate debt securities, and short-term obligations of the kinds described above. Investments in nonconvertible preferred stocks and nonconvertible corporate debt securities will be limited to securities which are rated at the time of purchase not less than BBB by Standard & Poor's or Baa by Moody's (or equivalent short-term ratings), or which have been assigned an equivalent rating by another nationally recognized statistical rating organization, or which are of comparable quality in the judgment of the Advisor. Obligations rated BBB, Baa or their equivalent, although investment grade, have speculative characteristics and carry a somewhat higher risk of default than obligations rated in the higher investment grade categories.

In addition, each Portfolio, including International Portfolio, may invest up to 5% of its net assets in less than investment grade convertible debt obligations. For a description of such obligations and the risks associated therewith, see "-- Debt Obligations Rated Less Than Investment Grade."

The fixed income securities specified above, are subject to (i) interest rate risk (the risk that increases in market interest rates will cause declines in the value of debt securities held by a Portfolio); (ii) credit risk (the risk that the issuers of debt securities held by a Portfolio default in making required payments); and (iii) call or prepayment risk (the risk that a borrower may exercise the right to prepay a debt obligation before its stated maturity, requiring a Portfolio to reinvest the prepayment at a lower interest rate).

FOREIGN SECURITIES

GENERAL. Under normal market conditions International Portfolio invests principally in foreign securities, and certain other Portfolios may invest lesser proportions of their assets in securities of foreign issuers that are either listed on a United States securities exchange or represented by American Depositary Receipts. In addition, Large Cap Growth Portfolio, Mid Cap Growth Portfolio, Small Cap Growth Portfolio and Technology Portfolio each may invest up to 25% of its total assets in securities of foreign issuers which are either listed on a United States securities exchange or represented by American Depositary Receipts.

Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of United States domestic issuers. These risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Foreign securities also may be subject to greater fluctuations in price than securities issued by United States corporations. The principal markets on which these securities trade may have less volume and liquidity, and may be more volatile, than securities markets in the United States.

In addition, there may be less publicly available information about a foreign company than about a United States domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to United States domestic companies. There is also generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States. Confiscatory taxation or diplomatic developments could also affect investment in those countries. In addition, foreign branches of United States banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of United States banks and United States domestic issuers.

EMERGING MARKETS. International Portfolio may invest in securities issued by the governmental and corporate issuers that are located in emerging market countries. Investments in securities of issuers in emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which may result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Portfolio investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the limited development and recent emergence, in certain countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in certain countries may be slowed or reversed by unanticipated political or social events in such countries.

Despite the dissolution of the Soviet Union, the Communist Party may continue to exercise a significant role in certain (particularly Eastern European) countries. To the extent of the Communist Party's influence, investments in such countries will involve risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of such countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, a Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in many developing countries. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to Portfolio shareholders.

Certain countries, which do not have market economies, are characterized by an absence of developed legal structures governing private and foreign investments and private property. Certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.

Authoritarian governments in certain countries may require that a governmental or quasi-governmental authority act as custodian of a Fund's assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the 1940 Act to act as foreign custodians of the Fund's cash and securities, the fund's investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.

AMERICAN DEPOSITARY RECEIPTS AND EUROPEAN DEPOSITARY RECEIPTS. For many foreign securities, United States dollar-denominated American Depositary Receipts, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. American Depositary Receipts represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. American Depositary Receipts do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in American Depositary Receipts rather than directly in foreign issuers' stock, a Portfolio can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many American Depositary Receipts. The information available for American Depositary Receipts is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. International Portfolio also may invest in European Depositary Receipts, which are receipts evidencing an arrangement with a European bank similar to that for American Depositary Receipts and which are designed for use in the European securities markets. European Depositary Receipts are not necessarily denominated in the currency of the underlying security.

Certain American Depositary Receipts and European Depositary Receipts, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of the facilities while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders in respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through voting rights.

FOREIGN SECURITIES EXCHANGES. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges. Foreign markets also have different clearance and settlement procedures, and in some markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of International Portfolio is uninvested. In addition, settlement problems could cause such Portfolios to miss attractive investment opportunities or to incur losses due to an inability to sell or deliver securities in a timely fashion. In the event of a default by an issuer of foreign securities, it may be more difficult for the Portfolio to obtain or to enforce a judgment against the issuer.

FOREIGN CURRENCY TRANSACTIONS

International Portfolio invests in securities which are purchased and sold in foreign currencies. The value of its assets as measured in United States dollars therefore may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. International Portfolios also will incur costs in converting United States dollars to local currencies, and vice versa.

International Portfolio will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell an amount of a specific currency at a specific price on a future date agreed upon by the parties. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

International Portfolio may enter into forward currency contracts in order to hedge against adverse movements in exchange rates between currencies. The Portfolio may engage in "transaction hedging" to protect against a change in the foreign currency exchange rate between the date the Portfolio contracts to purchase or sell a security and the settlement date, or to "lock in" the United States dollar equivalent of a dividend or interest payment made in a foreign currency. It also may engage in "portfolio hedging" to protect against a decline in the value of its portfolio securities as measured in United States dollars which could result from changes in exchange rates between the United States dollar and the foreign currencies in which the portfolio securities are purchased and sold. International Portfolio also may hedge foreign currency exchange rate risk by engaging in currency futures and options transactions.

Although a foreign currency hedge may be effective in protecting the Portfolio from losses resulting from unfavorable changes in exchanges rates between the United States dollar and foreign currencies, it also would limit the gains which might be realized by the Portfolio from favorable changes in exchange rates. The Portfolio's investment Sub-Advisor's decision whether to enter into currency

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hedging transactions will depend in part on its view regarding the direction and amount in which exchange rates are likely to move. The forecasting of movements in exchange rates is extremely difficult, so that it is highly uncertain whether a hedging strategy, if undertaken, would be successful. To the extent that the Sub-Advisor's view regarding future exchange rates proves to have been incorrect, International Portfolio may realize losses on their foreign currency transactions.

As stated above, International Portfolio may engage in a variety of foreign currency transactions in connection with its investment activities. These include forward foreign currency exchange contracts, foreign currency futures, and foreign currency options.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. International Portfolio will not enter into such forward contracts or maintain a net exposure in such contracts where it would be obligated to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency. The Portfolio will comply with applicable SEC announcements requiring it to segregate assets to cover its commitments with respect to such contracts. At the present time, these announcements generally require a fund with a long position in a forward foreign currency contract to establish with its custodian a segregated account containing cash or liquid high grade debt securities equal to the purchase price of the contract, and require a fund with a short position in a forward foreign currency contract to establish with its custodian a segregated account containing cash or liquid high grade debt securities that, when added to any margin deposit, equal the market value of the currency underlying the forward contract. These requirements will not apply where a forward contract is used in connection with the settlement of investment purchases or sales or to the extent that the position has been "covered" by entering into an offsetting position. International Portfolio generally will not enter into a forward contract with a term longer than one year.

FOREIGN CURRENCY FUTURES TRANSACTIONS. Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and may be traded on boards of trade and commodities exchanges or directly with a dealer which makes a market in such contracts and options. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts. As part of its financial futures transactions, International Portfolio may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, the Portfolio may be able to achieve many of the same objectives as through investing in forward foreign currency exchange contracts.

FOREIGN CURRENCY OPTIONS. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options at any time prior to expiration.

A foreign currency call option rises in value if the underlying currency appreciates. Conversely, a foreign currency put option rises in value if the underlying currency depreciates. While purchasing a foreign currency option may protect International Portfolio against an adverse movement in the value of a foreign currency, it would not limit the gain which might result from a favorable movement in the value of the currency. For example, if the Portfolio were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the

                                       12


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currency, it would not have to exercise its put. In such an event, however, the amount of the Portfolio's gain would be offset in part by the premium paid for the option. Similarly, if the Portfolio entered into a contract to purchase a security denominated in a foreign currency and purchased a foreign currency call to hedge against a rise in the value of the currency between the date of purchase and the settlement date, the Portfolio would not need to exercise its call if the currency instead depreciated in value. In such a case, the Portfolio could acquire the amount of foreign currency needed for settlement in the spot market at a lower price than the exercise price of the option.

MORTGAGE-BACKED SECURITIES

As described in the applicable Prospectuses, Corporate Bond Portfolio also may invest in mortgage-backed securities. The Portfolio will invest only in mortgage-backed securities that are Agency Pass-Through Certificates or collateralized mortgage obligations ("CMOs"), as defined and described below. In addition, the Portfolio may invest in private pass-through securities.

Agency Pass-Through Certificates are mortgage pass-through certificates representing undivided interests in pools of residential mortgage loans. Distribution of principal and interest on the mortgage loans underlying an Agency Pass-Through Certificate is an obligation of or guaranteed by GNMA, FNMA or FHLMC. GNMA is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The guarantee of GNMA with respect to GNMA certificates is backed by the full faith and credit of the United States, and GNMA is authorized to borrow from the United States Treasury in an amount which is at any time sufficient to enable GNMA, with no limitation as to amount, to perform its guarantee.

FNMA is a federally chartered and privately owned corporation organized and existing under federal law. Although the Secretary of the Treasury of the United States has discretionary authority to lend funds to FNMA, neither the United States nor any agency thereof is obligated to finance FNMA's operations or to assist FNMA in any other manner.

FHLMC is a federally chartered corporation organized and existing under federal law, the common stock of which is owned by the Federal Home Loan Banks. Neither the United States nor any agency thereof is obligated to finance FHLMC's operations or to assist FHLMC in any other manner.

The mortgage loans underlying GNMA certificates are partially or fully guaranteed by the Federal Housing Administration or the Veterans Administration, while the mortgage loans underlying FNMA certificates and FHLMC certificates are conventional mortgage loans which are, in some cases, insured by private mortgage insurance companies. Agency Pass-Through Certificates may be issued in a single class with respect to a given pool of mortgage loans or in multiple classes.

The residential mortgage loans evidenced by Agency Pass-Through Certificates and upon which CMOs are based generally are secured by first mortgages on one- to four-family residential dwellings. Such mortgage loans generally have final maturities ranging from 15 to 30 years and provide for monthly payments in amounts sufficient to amortize their original principal amounts by the maturity dates. Each monthly payment on such mortgage loans generally includes both an interest component and a principal component, so that the holder of the mortgage loans receives both interest and a partial return of principal in each monthly payment. In general, such mortgage loans can be prepaid by the borrowers at any time without any prepayment penalty. In addition, many such mortgage loans contain a "due-on-sale" clause requiring the loans to be repaid in full upon the sale of the property securing the loans. Because residential mortgage loans generally provide for monthly amortization and may be prepaid in full at any time, the weighted average maturity of a pool of residential mortgage loans is likely to be substantially shorter than its stated final maturity date. The rate at which a pool of residential mortgage loans is prepaid may be influenced by many factors and is not predictable with precision.

                                       13


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Private mortgage pass-through securities ("Private Pass-Throughs") are structured similarly to GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of commercial fixed rate, conventional fixed rate or adjustable loans. Since Private Pass-Throughs typically are not guaranteed by an entity having the credit status of GNMA, FNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The ratings of securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the enhancement provider. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

CMOs are debt obligations typically issued by a private special-purpose entity and collateralized by residential or commercial mortgage loans or Agency Pass-Through Certificates. The Funds will invest only in CMOs which are rated in one of the four highest rating categories by a nationally recognized statistical rating organization or which are of comparable quality in the judgment of the Advisor. Because CMOs are debt obligations of private entities, payments on CMOs generally are not obligations of or guaranteed by any governmental entity, and their ratings and creditworthiness typically depend, among other factors, on the legal insulation of the issuer and transaction from the consequences of a sponsoring entity's bankruptcy.

CMOs generally are issued in multiple classes, with holders of each class entitled to receive specified portions of the principal payments and prepayments and/or of the interest payments on the underlying mortgage loans. These entitlements can be specified in a wide variety of ways, so that the payment characteristics of various classes may differ greatly from one another. For instance, holders may hold interests in CMO tranches called Z-tranches which defer interest and principal payments until one or other classes of the CMO have been paid in full. In addition, for example:

           * In a sequential-pay CMO structure, one class is entitled to receive all principal payments and prepayments on the underlying mortgage loans (and interest on unpaid principal) until the principal of the class is repaid in full, while the remaining classes receive only interest; when the first class is repaid in full, a second class becomes entitled to receive all principal payments and prepayments on the underlying mortgage loans until the class is repaid in full, and so forth.

           * A planned amortization class ("PAC") of CMOs is entitled to receive principal on a stated schedule to the extent that it is available from the underlying mortgage loans, thus providing a greater (but not absolute) degree of certainty as to the schedule upon which principal will be repaid.

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           * An accrual class of CMOs provides for interest to accrue and be added to principal (but not be paid currently) until specified payments have been made on prior classes, at which time the principal of the accrual class (including the accrued interest which was added to principal) and interest thereon begins to be paid from payments on the underlying mortgage loans.

           * As discussed above with respect to Agency Pass-Through Certificates, an interest-only class of CMOs entitles the holder to receive all of the interest and none of the principal on the underlying mortgage loans, while a principal-only class of CMOs entitles the holder to receive all of the principal payments and prepayments and none of the interest on the underlying mortgage loans.

           * A floating rate class of CMOs entitles the holder to receive interest at a rate which changes in the same direction and magnitude as changes in a specified index rate. An inverse floating rate class of CMOs entitles the holder to receive interest at a rate which changes in the opposite direction from, and in the same magnitude as or in a multiple of, changes in a specified index rate. Floating rate and inverse floating rate classes also may be subject to "caps" and "floors" on adjustments to the interest rates which they bear.

           * A subordinated class of CMOs is subordinated in right of payment to one or more other classes. Such a subordinated class provides some or all of the credit support for the classes that are senior to it by absorbing losses on the underlying mortgage loans before the senior classes absorb any losses. A subordinated class which is subordinated to one or more classes but senior to one or more other classes is sometimes referred to as a "mezzanine" class. A subordinated class generally carries a lower rating than the classes that are senior to it, but may still carry an investment grade rating.

           REMICs are offerings of multiple class real estate mortgage-backed securities which qualify and elect treatment as such under provisions of the Internal Revenue Code. Issuers of REMICs may take several forms, such as trusts, partnerships, corporations, associations, or segregated pools of mortgages. Once REMIC status is elected and obtained, the entity is not subject to federal income taxation. Instead, income is passed through the entity and is taxed to the person or persons who hold interests in the REMIC. A REMIC interest must consist of one or more classes of "regular interests," some of which may offer adjustable rates of interest (the type in which Strategic Income Fund primarily invests), and a single class of "residual interests." To qualify as a REMIC, substantially all the assets of the entity must be in assets directly or indirectly secured principally by real property.

It generally is more difficult to predict the effect of changes in market interest rates on the return on mortgage-backed securities than to predict the effect of such changes on the return of a conventional fixed-rate debt instrument, and the magnitude of such effects may be greater in some cases. The return on interest-only and principal-only mortgage-backed securities is particularly sensitive to changes in interest rates and prepayment speeds. When interest rates decline and prepayment speeds increase, the holder of an interest-only mortgage-backed security may not even recover its initial investment. Similarly, the return on an inverse floating rate CMO is likely to decline more sharply in periods of increasing interest rates than that of a fixed-rate security. For these reasons, interest-only, principal-only and inverse floating rate mortgage-backed securities generally have greater risk than more its total assets in interest-only, principal-only, inverse interest only or inverse floating rate mortgage-backed securities.

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ASSET-BACKED SECURITIES

Corporate Bond Portfolio may invest in asset-backed securities. Asset-backed securities generally constitute interests in, or obligations secured by, a pool of receivables other than mortgage loans, such as automobile loans and leases, credit card receivables, home equity loans and trade receivables. Asset-backed securities generally are issued by a private special-purpose entity. Their ratings and creditworthiness typically depend on the legal insulation of the issuer and transaction from the consequences of a sponsoring entity's bankruptcy, as well as on the credit quality of the underlying receivables and the amount and credit quality of any third-party credit enhancement supporting the underlying receivables or the asset-backed securities. Asset-backed securities and their underlying receivables generally are not issued or guaranteed by any governmental entity.

ZERO COUPON SECURITIES

Corporate Bond Portfolio may invest in zero coupon, fixed income securities. Zero coupon securities pay no cash income to their holders until they mature and are issued at substantial discounts from their value at maturity. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Because interest on zero coupon securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the value of securities that distribute income regularly and may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall.

ADJUSTABLE RATE MORTGAGE SECURITIES

Corporate Bond Portfolio may invest in adjustable rate mortgage securities ("ARMS"). ARMS are pass-through mortgage securities collateralized by mortgages with interest rates that are adjusted from time to time. ARMS also include adjustable rate tranches of CMOs. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. While the values of ARMS, like other debt securities, generally vary inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the values of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMs move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates.

ARMS typically have caps which limit the maximum amount by which the interest rate may be increased or decreased at periodic intervals or over the life of the loan. To the extent interest rates increase in excess of the caps, ARMS can be expected to behave more like traditional debt securities and to decline in value to a greater extent than would be the case in the absence of such caps. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages. The extent to which the prices of ARMS fluctuate with changes in interest rates will also be affected by the indices underlying the ARMS.

DEBT OBLIGATIONS RATED LESS THAN INVESTMENT GRADE

Corporate Bond Portfolio may invest in both investment grade and non-investment grade. Debt obligations rated BB, B or CCC by Standard & Poor's or Ba, B or Caa by Moody's are considered to be less than "investment grade" and are sometimes referred to as "junk bonds." Corporate Bond Portfolio may invest in non-investment grade bonds rated at least B by Standard & Poor's or Moody's or which have been assigned an equivalent rating by another nationally recognized statistical rating organization, or in unrated securities determined to be of comparable quality by the Advisor.

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The "equity securities" in which the Portfolios may invest include corporate debt obligations which are convertible into common stock. These convertible debt obligations may include obligations rated as low as CCC by Standard & Poor's or Caa by Moody's or which have been assigned an equivalent rating by another nationally recognized statistical rating organization. Debt obligations rated BB, B or CCC by Standard & Poor's or Ba, B or Caa by Moody's are considered to be less than "investment grade" and are sometimes referred to as "junk bonds." Each Portfolio may invest up to 5% of its net assets in non-investment grade convertible debt obligations.

Yields on non-investment grade debt obligations will fluctuate over time. The prices of such obligations have been found to be less sensitive to interest rate changes than higher rated obligations, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of non-investment grade debt obligations.

In addition, the secondary trading market for non-investment grade debt obligations may be less developed than the market for investment grade obligations. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of non-investment grade obligations, especially in a thin secondary trading market.

Certain risks also are associated with the use of credit ratings as a method for evaluating non-investment grade debt obligations. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of such obligations. In addition, credit rating agencies may not timely change credit ratings to reflect current events. Thus, the use of non-investment grade convertible debt obligations may be more dependent on the Advisor's or Sub-Advisor's own credit analysis than is the case with investment grade obligations.

FLOATING RATE DEBT OBLIGATIONS

Corporate Bond Portfolio expects to invest in floating rate debt obligations issued, assumed, or guaranteed by corporations, trusts, partnerships, governmental agencies or creators, or other such special purpose entities, including increasing rate securities. Floating rate securities are generally offered at an initial interest rate which is at or above prevailing market rates. The interest rate paid on these securities is then reset periodically (commonly every 90 days) to an increment over some predetermined interest rate index. Commonly utilized indices include the three-month Treasury bill rate, the 180-day Treasury bill rate, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a bank, the commercial paper rates, or the longer-term rates on U.S. Treasury securities.

FIXED RATE DEBT OBLIGATIONS

Corporate Bond Portfolio will invest in fixed rate debt obligations issued, assumed, or guaranteed by corporations, trusts, partnerships, governmental agencies or creators, or other such special purpose entities. Fixed rate securities tend to exhibit more price volatility during times of rising or falling interest rates than securities with floating rates of interest. This is because floating rate securities, as described above, behave like short-term instruments in that the rate of interest they pay is subject to periodic adjustments based on a designated interest rate index. Fixed rate securities pay a fixed rate of interest and are more sensitive to fluctuating interest rates. In periods of rising interest rates the value of a fixed rate security is likely to fall. Fixed rate securities with short-term characteristics are not subject to the same price volatility as fixed rate securities without such characteristics. Therefore, they behave more like floating rate securities with respect to price volatility.

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PAYMENT-IN-KIND DEBENTURES AND DELAYED INTEREST SECURITIES

Corporate Bond Portfolio may invest in debentures the interest on which may be paid in other securities rather than cash ("PIKs"). Typically, during a specified term prior to the debenture's maturity, the issuer of a PIK may provide for the option or the obligation to make interest payments in debentures, common stock or other instruments (i.e., "in kind" rather than in cash). The type of instrument in which interest may or will be paid would be known by the Portfolio at the time of investment. While PIKs generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause the Portfolio to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by the Internal Revenue Code of 1986 (the "Code").

Unlike PIKs, delayed interest securities do not pay interest for a specified period. Because values of securities of this type are subject to greater fluctuations than are the values of securities that distribute income regularly, they may be more speculative than such securities.

PREFERRED STOCK

The Portfolios may invest in preferred stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from the issuer's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Although Corporate Bond Portfolio will not make direct purchases of common or preferred stocks or rights to acquire common or preferred stocks, it may invest in debt securities which are convertible into or exchangeable for, or which carry warrants or other rights to acquire, such stocks. Equity interests acquired through conversion, exchange or exercise of rights to acquire stock will be disposed of by Corporate Bond Portfolio as soon as practicable in an orderly manner.

PARTICIPATION INTERESTS

Corporate Bond Portfolio may acquire participation interests in senior, fully secured floating rate loans that are made primarily to U.S. companies. The Portfolio's investments in participation interests are subject to its limitation on investments in illiquid securities. The Portfolio may purchase only those participation interests that mature in one year or less, or, if maturing in more than one year, have a floating rate that is automatically adjusted at least once each year according to a specified rate for such investments, such as a published interest rate or interest rate index. Participation interests are primarily dependent upon the creditworthiness of the borrower for payment of interest and principal. Such borrowers may have difficulty making payments and may have senior securities rated as low as C by Moody's, or D by Standard & Poor's.

CFTC INFORMATION

The Commodity Futures Trading Commission (the "CFTC"), a federal agency, regulates trading activity pursuant to the Commodity Exchange Act, as amended. The CFTC requires the registration of "commodity pool operators," which are defined as any person engaged in a business which is of the nature of an investment trust, syndicate or a similar form of enterprise, and who, in connection therewith, solicits, accepts or receives from others funds, securities or property for the purpose of trading in a commodity for future delivery on or subject to the rules of any contract market. The CFTC has adopted Rule 4.5, which provides an exclusion from the definition of commodity pool operator for any registered investment company which (i) will use commodity futures or commodity options contracts solely for bona fide hedging purposes (provided, however, that in the alternative, with respect to each long position in a commodity future or commodity option contract, an investment company may meet certain other tests set forth in Rule 4.5); (ii) will not enter into commodity futures and commodity options contracts for which the aggregate initial margin and premiums exceed 5% of its assets;
(iii) will not be marketed to the public as a commodity pool or as a vehicle for investing in commodity interests; (iv) will disclose to its investors the purposes of and limitations on its commodity interest trading; and (v) will submit to special calls of the CFTC for information. Any investment company desiring to claim this exclusion must file a notice of eligibility with both the CFTC and the National Futures Association. FAIP has made such notice filings with respect to those Portfolios which may invest in commodity futures or commodity options contracts.

                             INVESTMENT RESTRICTIONS

In addition to the investment objectives and policies set forth in the Prospectus and under the caption "Additional Information Concerning Portfolio Investments" above, each of the Portfolios is subject to the investment restrictions set forth below. The investment restrictions set forth in paragraphs 1 through 6 below are fundamental and cannot be changed with respect to a Portfolio without approval by the holders of a majority of the outstanding shares of that Portfolio as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), i.e., by the lesser of the vote of (a) 67% of the shares of the Portfolio present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Portfolio.

           None of the Portfolios will:

           1. Borrow money or issue senior securities, except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction. (As a non-fundamental policy, no Portfolio will make additional investments while its borrowings exceed 5% of total assets.)

           2. Concentrate its investments in a particular industry, except that Technology Portfolio will concentrate its investments in the technology industry. For purposes of this limitation, the U.S. Government, and state or municipal governments and their political subdivisions, are not considered members of any industry. Whether a Portfolio is concentrating in an industry shall be determined in accordance with the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

           3. Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed an underwriter under applicable laws.

           4. Purchase or sell real estate unless as a result of ownership of securities or other instruments, but this shall not prevent the Portfolios from investing in securities or other instruments backed by real estate or interest therein or in securities of companies that deal in real estate or mortgages.

          5. Purchase physical commodities or contracts relating to physical commodities.

           6. Make loans except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

The following restriction is non-fundamental and may be changed by FAIP's Board of Directors without a shareholder vote: None of the Portfolios will invest more than 15% of its net assets in all forms of illiquid investments.

The Board of Directors has adopted guidelines and procedures under which the Portfolios' Advisor is to determine whether certain types of securities which may be held by the Portfolios are "liquid" and to report to the Board concerning its determinations, including: (i) securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933; and (ii) commercial paper issued in reliance on the "private placement" exemption from registration under Section 4(2) of the Securities Act of 1933, whether or not it is eligible for resale pursuant to Rule 144A.

                        DIRECTORS AND EXECUTIVE OFFICERS

The directors and executive officers of FAIP are listed below, together with their business addresses and their principal occupations during the past five years. Under Minnesota law, FAIP's Board of Directors is generally responsible for the overall operation and management of FAIP. Directors who are "interested persons" (as that term is defined in the 1940 Act) of FAIP are identified with an asterisk.

DIRECTORS

Robert J. Dayton, 5140 Norwest Center, Minneapolis, Minnesota 55402: Director of FAF since December 1994, of FAIF since September 1994, of FASF since June 1996 and of FAIP since August 1999; Chairman (1989-1993) and Chief Executive Officer (1993-present), Okabena Company (private family investment office). Age: 59.

* Andrew S. Duff, 800 Nicollet Mall, Minneapolis, Minnesota 55402: Director of FAF, FAIF, FASF and FAIP since August 2001; President and Chief Executive Officer of U.S. Bancorp Piper Jaffray and Vice Chairman of U.S. Bank since 2000; President and Chief Operating Officer of U.S. Bancorp Piper Jaffray (1995-2000); employee at Piper Jaffray since 1980. Age: 43.

Roger A. Gibson, 1020 15th Street, Ste. 41A, Denver, Colorado 80202: Director of FAF, FAIF and FASF since October 1997, and of FAIP since August 1999; Vice President of Cargo for United Airlines since 2001; prior to his current position, served most recently as Vice President of the North America-Mountain Region for United Airlines (1995-2001); employee at United Airlines since 1967.
Age: 55.

Andrew M. Hunter III, 537 Harrington Road, Wayzata, Minnesota 55391: Director of FAIF, FAF and FASF since January 1997, and of FAIP since August 1999; Chairman of Hunter, Keith Industries, a diversified manufacturing and services management company, since 1975. Age: 54.

Leonard W. Kedrowski, 16 Dellwood Avenue, Dellwood, Minnesota 55110: Director of FAF and FAIF since November 1993, of FASF since July 1996, and of FAIP since August 1999; Owner of Executive Management Consulting, Inc., a management consulting firm; Chief Executive Officer of Creative Promotions International LLC, promotional award programs and products; Vice President, Chief Financial Officer, Treasurer, Secretary and Director of Anderson Corporation, a large privately-held manufacturer of wood windows, from 1983 to October 1992. Age: 59.

* John M. Murphy,  Jr., 601 Second Avenue South,  Minneapolis,  Minnesota 55402:
Director of FAIF, FAF and FASF since June 1999, and of FAIP since August 1999; Chairman and Chief Investment Officer of First American Asset Management and U.S. Bank Trust, N.A., and Executive Vice President of U.S. Bancorp, from 1991 to 1999; Executive Vice President of U.S. Bancorp since January 1999; Chairman Minnesota - U.S. Bancorp since 2000. Age: 59.

Richard K. Riederer, 741 Chestnut Road, Sewickley, Pennsylvania 15143: Director of FAF, FAIF, FASF and FAIP since August 2001; Retired; President and Chief Executive Officer of Weirton Steel from 1995 to 2001; Director of Weirton Steel from 1993 to 2001; Executive Vice President and Chief Financial Officer, Weirton Steel from 1994 to 1995; Vice President of Finance and Chief Financial Officer, Weirton Steel from 1989 to 1994. Age: 57.

Joseph D. Strauss, 8525 Edenbrook Crossing, # 5, Brooklyn Park, Minnesota 55443:
Director of FAF since 1984 and of FAIF since April 1991, of FASF since June 1996, and of FAIP since August 1999; Chairman of FAF's and FAIF's Boards from 1993 to September 1997 and of FASF's Board from June 1996 to September 1997; President of FAF and FAIF from June 1989 to November 1989; Owner and President, Strauss Management Company, since 1993; Owner and President, Community Resource Partnerships, Inc., a community business retention survey company, since 1992; Owner and President, Excensus(TM), LLC, a consulting firm, since 2000; Attorney-at-law. Age: 61.

Virginia L. Stringer, 712 Linwood Avenue, St. Paul, Minnesota 55105: Chair of FAIF's, FAF's and FASF's Boards since September 1997, and of FAIP's Board since 1999; Director of FAIF since August 1987, of FAF since April 1991, of FASF since June 1996, and of FAIP since August 1999; Owner and President, Strategic Management Resources, Inc. since 1993; formerly President and Director of The Inventure Group, a management consulting and training company, President of Scott's, Inc., a transportation company, and Vice President of Human Resources of The Pillsbury Company. Age: 56.

James M.  Wade,  2802 Wind  Bluff  Circle,  Wilmington,  North  Carolina  28409:
Director of FAIF, FAF, FASF and FAIP since August 2001; Owner and President, Jim Wade Homes, a home manufacturing company, since 1999; Vice President and Chief Financial Officer, Johnson Controls, Inc., a controls manufacturing company from January 1987 to May 1991. Age: 57.

EXECUTIVE OFFICERS

Thomas S. Schreier, Jr., U.S. Bancorp Piper Jaffray Asset Management, Inc., 601 Second Avenue South, Minneapolis, Minnesota 55402; President of FAIF, FAF, FASF, and FAIP since February 28, 2001; Chief Executive Officer of U.S. Bancorp Piper Jaffray Asset Management, Inc. since May 2001; Chief Executive Officer of First American Asset Management from December 2000 through May 2001 and of Firstar Investment & Research Management Company from February 2001 through May 2001; Senior Managing Director and Head of Equity Research of U.S. Bancorp Piper Jaffray through December 2000; Senior Airline Analyst and Director of Equity Research of Credit Suisse First Boston through 1998. Age: 38.

Mark S. Jordahl, U.S. Bancorp Piper Jaffray Asset Management, Inc. 601 Second Avenue South, Minneapolis, Minnesota 55402; Vice President - Investments, FAIF, FAF, FASF and FAIP since September 19, 2001; Chief Investment Officer of U.S. Bancorp Piper Jaffray Asset Management, Inc. since September 2001; President and Chief Investment Officer, ING Investment Management - Americas (September 2000 to present); Senior Vice President and Chief Investment Officer, ReliaStar Financial Corp. (January 1998 to September 2000); Executive Vice President and Managing Director, Washington Square Advisers (January 1996 to December 1997); Senior Vice President, Private Placements, Washington Square Capital, Inc. (January 1992 to January 1996). Age: 41.

Peter O. Torvik, U.S. Bancorp Piper Jaffray Asset Management, Inc. 601 Second Avenue South, Minneapolis, Minnesota 55402; Vice President Marketing of FAIF, FAF, FASF and FAIP since September 20, 2000; Executive Vice President of U.S. Bancorp Piper Jaffray Asset Management since May 2001; Executive Vice President of First American Asset Management from February 2001 through May 2001; President and partner of DPG Group, a Florida-based partnership engaged in affinity marketing through 2000. Age: 46.

Jeffery M. Wilson, U.S. Bancorp Piper Jaffray Asset Management, Inc. 601 Second Avenue South, Minneapolis, Minnesota 55402; Vice President Administration of FAIF, FAF, FASF and FAIP since March 11, 2000; Senior Vice President of U.S. Bancorp Piper Jaffray Asset Management since May 2001; Senior Vice President of First American Asset Management through May 2001. Age: 44.

Robert H. Nelson, U.S. Bancorp Piper Jaffray Asset Management, Inc. 601 Second Avenue South, Minneapolis, Minnesota 55402; Treasurer of FAIF, FAF, FASF and FAIP since March 11, 2000; Senior Vice President of U.S. Bancorp Piper Jaffray Asset Management since May 2001; Senior Vice President of First American Asset Management from 1998 through May 2001 and of Firstar Investment & Research Management Company from February 2001 through May 2001; Senior Vice President of Piper Capital Management Inc. through 1998. Age: 37.

James L. Chosy, U.S. Bancorp Piper Jaffray Asset Management, Inc. 601 Second Avenue South, Minneapolis, Minnesota 55402; Secretary of FAIF, FAF, FASF and FAIP since 2000; Associate General Counsel of U.S. Bancorp since 1996. Age: 37.

Michael J. Radmer, 220 South Sixth Street, Minneapolis, Minnesota 55402; Assistant Secretary of FAIF, FAF, FASF and FAIP since March 2000; Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm and general counsel of FAIF, FAF and FASF. Age: 56.

James D. Alt, 220 South Sixth Street, Minneapolis, Minnesota 55402; Assistant Secretary of FAF, FAIF and FASF since September 1998, and of FAIP since September 1999; Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm.
Age: 50.

Kathleen L. Prudhomme, 220 South Sixth Street, Minneapolis, Minnesota 55402; Assistant Secretary of FAF, FAIF and FASF since September 1998, and of FAIP since September 1999; Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm. Age: 48.

Douglas G. Hess, 612 E. Michigan Street, Milwaukee, WI 53202; Assistant Secretary for FAIF, FAF, FASF and FAIP since September 19, 2001; Assistant Vice President, Fund Compliance Administrator, Firstar Mutual Fund Services since March 1997. Age: 34.

COMPENSATION

The First American Family of Funds, which includes FAIF, FAF, FASF, FAIP and FACEF, currently pays only to directors of the funds who are not paid employees or affiliates of the funds a fee of $27,000 per year ($40,500 in the case of the Chair) plus $4,000 ($6,000 in the case of the Chair) per meeting of the Board attended and $1,200 per committee meeting attended ($1,800 in the case of a committee chair) and reimburses travel expenses of directors and officers to attend Board meetings. In the event of telephonic Board or committee meetings (other than Pricing Committee meetings for which the regular meeting schedule applies), each director receives a fee of $500 per Board or committee meeting ($750 in the case of the Chair or committee chair). In addition, directors may receive a per diem fee of $1,500 per day, plus travel expenses when directors travel out of town on fund business. However, directors do not receive the $1,500 per diem amount plus the foregoing Board or committee fee for an out-of-town committee or Board meeting but instead receive the greater of the total per diem fee or meeting fee. Legal fees and expenses are also paid to Dorsey & Whitney LLP, the law firm of which Michael J. Radmer, James D. Alt and Kathleen L. Prudhomme, assistant secretaries of FAIF, FAF, FASF, FAIP and FACEF, are partners. The following table sets forth information concerning aggregate compensation paid to each director of FAIP (i) by FAIP (column 2), and (ii) by FAIP, FAIF, FAF, FASF and FACEF collectively (column 5) during the year ended December 31, 2000. No executive officer or affiliated person of FAIP had aggregate compensation from FAIP in excess of $60,000 during such year:

           (1)                             (2)                 (3)                  (4)                    (5)
NAME OF PERSON, POSITION                 AGGREGATE           PENSION OR        ESTIMATED ANNUAL     TOTAL COMPENSATION
                                       COMPENSATION          RETIREMENT         BENEFITS UPON       FROM REGISTRANT AND
                                     FROM REGISTRANT*     BENEFITS ACCRUED        RETIREMENT         FUND   COMPLEX PAID
                                                          AS PART OF FUND                              TO DIRECTORS**
                                                             EXPENSES
Robert J. Dayton, Director                  $10               -0-                   -0-                   $57,200
Roger A. Gibson, Director                   294               -0-                   -0-                    55,400
Andrew M. Hunter III, Director              585               -0-                   -0-                    56,000
Leonard W. Kedrowski, Director              323               -0-                   -0-                    60,800
Richard K. Riederer, Director                NA                NA                    NA                        NA
Robert L. Spies, Director***                660               -0-                   -0-                    63,200
John M. Murphy, Jr., Director              -0-                -0-                   -0-                      -0-
Joseph D. Strauss, Director                 157               -0-                   -0-                    70,400
Virginia L. Stringer, Director               14               -0-                   -0-                    78,100
James M. Wade, Director                       NA                NA                    NA                        NA

   *Included in the Aggregate Compensation From Registrant under column 2 are amounts deferred by Directors pursuant to the Deferred Compensation plan discussed below. Pursuant to this plan, compensation was deferred for the following directors: Roger A. Gibson, $289; Andrew M. Hunter III, $585; Leonard W. Kedrowski, $317; Robert L. Spies, $660; and Joseph D. Strauss, $147. **Deferred Compensation is included in the Total Compensation under column 5 for the following directors that elected to participate in the plan:
   Roger A. Gibson, $27,700; Andrew M. Hunter, $56,000; Leonard W. Kedrowski, $30,400; Robert L. Spies, $63,200; and Joseph D. Strauss, $14,080. ***Robert
   L. Spies did not stand for re-election at the August 31, 2001, shareholder meeting.

   The directors may elect to defer payment of up to 100% of the fees they receive in accordance with a Deferred Compensation Plan (the "Plan"). Under the Plan, a director may elect to have his or her deferred fees treated as if they had been invested in the shares of one or more funds and the amount paid to the director under the Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period years. The Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended. Deferral of director fees in accordance with the Plan will have a negligible impact on Portfolio assets and liabilities and will not obligate the Portfolios to retain any director or pay any particular level of compensation.

                                 CODE OF ETHICS

First American Insurance Portfolios, Inc., U.S. Bancorp Piper Jaffray Asset Management, Inc., Clay Finlay Inc., and Quasar Distributors, LLC, have each adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act. Each of these Codes of Ethics permits personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Portfolios. These Codes of Ethics are on public file with, and are available from, the Securities and Exchange Commission.

                INVESTMENT ADVISORY AGREEMENT AND OTHER SERVICES

INVESTMENT ADVISORY AGREEMENT

U.S. Bancorp Piper Jaffray Asset Management, 601 Second Avenue South, Minneapolis, Minnesota 55402, serves as the investment advisor and manager of the Portfolios. U.S. Bancorp Piper Jaffray Asset Management is a registered investment adviser under the Investment Advisers Act of 1940, and is a subsidiary of U.S. Bank National Association ("U.S. Bank"). U.S. Bank is a subsidiary of U.S.

Bancorp ("USB"), 601 Second Avenue South, Minneapolis, Minnesota 55402, which is a regional, multi-state bank holding company headquartered in Minneapolis, Minnesota. USB operates 7 banks and 11 trust companies with banking offices in 28 contiguous states. USB also has various other subsidiaries engaged in financial services. At March 31, 2001 on a pro forma combined basis, USB and its consolidated subsidiaries had consolidated assets of more than $160 billion, consolidated deposits of more than $104 billion and shareholders' equity of more than $15 billion.

Pursuant to an Investment Advisory Agreement, dated December 8, 1999 (the "Advisory Agreement"), on behalf of each Portfolio and assumed by U.S. Bancorp Piper Jaffray Asset Management from U.S. Bank pursuant to an internal reorganization within USB on May 1, 2001, FAIP engages the Advisor to managed the investment of each Portfolio's assets. Prior to May 1, 2001, U.S. Bank served as investment adviser to the Portfolios.

The Investment Advisory Agreement requires that the Portfolios pay the Advisor monthly fees calculated on an annual basis equal to 0.65% of average daily net assets for Corporate Bond Portfolio, Equity Income Portfolio and Large Cap Growth Portfolio, equal to 0.70% of average daily net assets for Mid Cap Growth Portfolio, Small Cap Growth Portfolio and Technology Portfolio, and equal to 1.10% of average daily net assets for International Portfolio. The Advisory Agreement requires the Advisor to provide FAIP with all necessary office space, personnel and facilities necessary and incident to the Advisor's performance of its services thereunder. The Advisor is responsible for the payment of all compensation to personnel of FAIP and the officers and directors of FAIP, if any, who are affiliated with the Advisor or any of its affiliates.

In addition to the investment advisory fee, each Portfolio pays all its expenses that are not expressly assumed by the Advisor or any other organization with which the Portfolio may enter into an agreement for the performance of services. Each Portfolio is liable for such nonrecurring expenses as may arise, including litigation to which the Portfolio may be a party, and it may have an obligation to indemnify its directors and officers with respect to such litigation.

The Advisor may, at its option, waive any or all of its fees, or reimburse expenses, with respect to any Portfolio from time to time. Any such waiver or reimbursement is voluntary and may be discontinued at any time. The Advisor also may absorb or reimburse expenses of the Portfolios from time to time, in its discretion, while retaining the ability to be reimbursed by the Portfolios for such amounts prior to the end of the fiscal year. This practice would have the effect of lowering a Portfolio's overall expense ratio and of increasing yield to investors, or the converse, at the time such amounts are absorbed or reimbursed, as the case may be.

The Advisor has contractually agreed to waive advisory fees and other expenses or otherwise reimburse expenses of the portfolios through December 31, 2002, so that total fees of each portfolio do not exceed the levels set forth in the table below:

                                       CLASS IA              CLASS IB
                                       --------              --------

Corporate Bond Portfolio                  0.75%                 1.00%
Equity Income Portfolio                  0.85                  1.10
International Portfolio                  1.35                  1.60
Large Cap Growth Portfolio               0.90                  1.15
Mid Cap Growth Portfolio                 0.95                  1.20
Small Cap Growth Portfolio               0.98                  1.23
Technology Portfolio                     0.98                  1.23

The following table sets forth total advisory fees before waivers and after waivers for each of the Portfolios for the fiscal period ended December 31, 2000:

                                  PERIOD ENDED
                                DECEMBER 31, 2000
                                  ADVISORY FEE
                                           BEFORE WAIVERS         AFTER WAIVERS
Corporate Bond Portfolio*                        --                     --
Equity Income Portfolio**                        --                     --
Large Cap Growth Portfolio                      $5,827                    0
Mid Cap Growth Portfolio**                       --                     --
Small Cap Growth Portfolio**                     --                     --
Technology Portfolio                             6,102                    0
International Portfolio                         24,023                    0


*For the calendar year ended December 31, 2000, Strategic Income Portfolio, the financial accounting survivor and predecessor to Corporate Bond Portfolio, paid $24,846 in advisory fees to Ohio National Investments, Inc. ($24,846 net of waivers).
** Portfolios were not in operation or were not governed by the Portfolios' Administration Agreement during the fiscal year ended December 31, 2000.

SUB-ADVISORY AGREEMENT FOR INTERNATIONAL PORTFOLIO

Effective July 1, 2001, Clay Finlay Inc. (Clay Finlay), 200 Park Avenue, New York, New York, 10166, began serving as the sub-advisor to the International Portfolio under an agreement with the Advisor (the "Clay Finlay Sub Advisory Agreement"), and is responsible for the investment and reinvestment of the Portfolio's assets and the placement of brokerage transaction for the Portfolio. Clay Finlay has been retained by the Portfolio's investment advisor and is paid a portion of the advisory fee. Clay Finlay, an international equity investment management firm, headquartered in New York, was founded in 1982, and has a network of offices in London, Geneva, Melbourne and Tokyo. International equity investment management has always been Clay Finlay's only business. Clay Finlay offers a full range of Global, International (Diversified and Concentrated) and regional (Europe, Continental Europe, Japan, Pacific Basin ex Japan and Global Emerging Markets) equity mandates. Clay Finlay is a wholly owned subsidiary of Old Mutual plc. Old Mutual is a publicly owned international financial services group listed on the London Stock Exchange. As of June 30, 2000, Clay Finlay had $5.7 billion in assets under management.

For its services to International Portfolio under the Clay Finlay Sub-Advisory Agreement, Clay Finlay is paid a monthly fee by the Advisor calculated on an annual basis equal to 0.25% of the first $500 million of International Portfolio's average daily net assets, 0.10% of International Portfolio's average daily net assets in excess of $500 million.

Prior to July 1, 2001, Marvin & Palmer Associates, Inc. ("Marvin & Palmer"), 1201 North Market Street, Suite 2300, Wilmington, Delaware 19801, served as the sub-advisor to the portfolio under an agreement with the Advisor ("Marvin & Palmer Sub-Advisory Agreement") and was responsible for the investment and reinvestment of the Portfolio's assets and the placement of brokerage transactions for the Portfolio. For its services to the Portfolio, Marvin & Palmer was paid a monthly fee by the Advisor calculated on an annual basis equal to 0.75% of the first $100 million of the Portfolio's average daily net assets, 0.50% of the Portfolio's average daily net assets in excess of $100 million and 0.40% of the Portfolio's average daily net assets in excess of $500 million. For the fiscal year ended December 31, 2000, the Advisor paid Marvin & Palmer a total of $14,413 in sub-advisory fees for managing assets of the Portfolio in connection with the Marvin & Palmer Sub-Advisory Agreement.

ADMINISTRATION AGREEMENT

Effective October 1, 2001, U.S. Bancorp Piper Jaffray Asset Management, Inc., 601 Second Avenue South, Minneapolis, Minnesota 55402, and Firstar Mutual Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202 (collectively the "Administrators") will serve as co-Administrators pursuant to a Co-Administration Agreement between the Administrators and the Funds. The Administrators will provide administration services to the Funds and serve as the Funds'

Administrator. The Administrators are each subsidiaries of U.S. Bancorp. Under the Co-Administration Agreement, the Administrators are compensated to provide, or, compensate other entities to provide services to the Funds. These services include various legal, oversight and administrative services, accounting services and dividend disbursing services and shareholder services. Firstar Mutual Fund Services, LLC, pursuant to the Co-Administration Agreement, will also serve as each Fund's transfer agent. The Funds pay the Administrators fees which are calculated daily and paid monthly, equal to each Fund's pro rata share of an amount equal, on an annual basis, to 0.25% of the aggregate average daily assets of all open-end mutual funds in the First American fund family up to $8 billion, 0.235% on the next $17 billion of aggregate average daily assets, 0.22% on the next $25 billion of aggregate average daily net assets, and 0.20% of the aggregate average daily net assets of all open-end mutual funds in the First American fund family in excess of $50 billion. (For the purposes of this Agreement, the First American fund family includes all series of FAF, FASF, FAIF, and FAIP.) In addition, the Funds pay the Administrators annual fees of $18,500 per CUSIP, shareholder account fees of $15 per account, closed account fees of $3.50 per account, and Individual Retirement Account fees of $15 per account.

Between January 1, 2000 and September 30, 2001 U.S. Bank National Association served as the sole administrator for the Funds. The Funds paid U.S. Bank National Association fees which were calculated daily and paid monthly, equal to each Fund's pro rata share of an amount equal, on an annual basis, to 0.12% of the aggregate average daily assets of all open-end mutual funds in the First American fund family up to $8 billion and 0.105% of the aggregate average daily net assets of all open-end mutual funds in the First American fund family in excess of $8 billion. In addition, the Funds paid U.S. Bank annual fees of $18,500 per CUSIP, shareholder account fees of $15 per account, closed account fees of $3.50 per account, and Individual Retirement Account fees of $15 per account.

The following table sets forth total administrative fees, after waivers, paid by each of the Portfolios for the fiscal period ended December 31, 2000:

                                  PERIOD ENDED
                                DECEMBER 31, 2000
Corporate Bond Portfolio                                      *
Equity Income Portfolio                                       *
Large Cap Growth Portfolio                                 $33,879
Mid Cap Growth Portfolio                                      *
Small Cap Growth Portfolio                                    *
Technology Portfolio                                        33,879
International Portfolio                                     33,879


* Portfolios were not in operation or were not governed by the Portfolios' Administration Agreement during the fiscal year ended December 31, 2000.

DISTRIBUTOR AND DISTRIBUTION PLAN

Quasar Distributors, LLC (the "Distributor") serves as distributor for the Class IB Shares of the Portfolios pursuant to a Distribution Agreement dated April 2001 between itself and the Portfolios.

Portfolio shares and other securities distributed by the Distributor are not deposits or obligations of, or endorsed or guaranteed by, U.S. Bank or its affiliates, and are not insured by the Bank Insurance Fund, which is administered by the Federal Deposit Insurance Corporation.

Under the Distribution Agreement, the Distributor has agreed to perform all distribution services and functions of the Portfolios to the extent such services and functions are not provided to the Portfolios pursuant to another agreement. The Distribution Agreement provides that Class IB Shares of the Portfolios are distributed through the Distributor and through insurance companies which enter into participation agreements with the advisor to perform distribution or shareholder support services. The

Class IB Shares pay to the Distributor a fee at an annual rate of 0.25% of the average daily net assets of the Class IB shares. The fee is intended to compensate the Distributor for ongoing servicing and/or maintenance of shareholder accounts and may be used by the Distributor to provide compensation to insurance companies through which their separate accounts hold shares of the Portfolios for ongoing servicing and/or maintenance of variable annuity account holders investing in the separate accounts. This fee is calculated and paid each month based on average daily net assets of Class IB Shares of each Portfolio for that month.

The Distribution Agreement provides that it will continue in effect for a period of more than one year from the date of its execution only so long as such continuance is specifically approved at least annually by the vote of a majority of the Board members of FAIP and by the vote of the majority of those Board members of FAIP who are not interested persons of FAIP and who have not direct or indirect financial interest in the operation of FAIP's Rule 12b-1 Plan of Distribution or in any agreement related to such plan.

The Distribution Plan did not exist prior to May 1, 2001. Therefore, no information is presented with respect to fees paid.

CUSTODIAN; COUNSEL; AUDITORS

CUSTODIAN. U.S. Bank acts as the custodian (the "Custodian"). U.S. Bank's custodian operations are located at U.S. Bank Center, 180 East Fifth Street, St. Paul, Minnesota 55101. All of the instruments representing the investments of the Portfolios and all cash is held by the Custodian or, for International Portfolio, by a sub-custodian. The Custodian or such sub-custodian delivers securities against payment upon sale and pays for securities against delivery upon purchase. The Custodian also remits Portfolio assets in payment of Portfolio expenses, pursuant to instructions of FAIP's officers or resolutions of the Board of Directors.

As compensation for its services to the Portfolios, the Custodian is paid a monthly fee calculated on an annual basis equal to 0.01% of such Portfolio's average daily net assets. Sub-custodian fees with respect to International Portfolio are paid by the Custodian out of its fees from such Portfolio. In addition, the Custodian is reimbursed for its out-of-pocket expenses incurred while providing its services to the Portfolios. The Custodian continues to serve so long as its appointment is approved at least annually by the Board of Directors including a majority of the directors who are not interested persons (as defined under the 1940 Act) of FAIP.

GENERAL COUNSEL. Dorsey & Whitney LLP, 220 South Sixth Street, Minneapolis, Minnesota 55402, is outside counsel for the Funds.

COUNSEL TO THE INDEPENDENT DIRECTORS. Gardner, Carton & Douglas, Quaker Tower, 321 North Clark Street, Chicago, IL 60610-4795,is counsel to the directors of the Funds, who are not interested persons (as defined in the 1940 Act) of the Funds.

AUDITORS. Ernst & Young LLP, 1400 Pillsbury Center, Minneapolis, Minnesota 55402, serves as FAIP's independent auditors, providing audit services, including audits of the annual financial statements and assistance and consultation in connection with SEC filings.

KPMG LLP, 191 West Nationwide Blvd., Suite 500, Columbus, OH 43215, served as the auditor to Corporate Bond Portfolio (and its predecessors) for the fiscal year ended December 31, 2000 and earlier, providing audit services, including audits of the annual financial statements and assistance and consultation in connection with SEC filings.

Deloite & Touche LLP, 200 Berkeley Street, Boston, MA 02116, served as the auditor to Equity Income Portfolio (and its predecessors) for the fiscal year ended December 31, 2000, providing audit services, including audits of the annual financial statements and assistance and consultation in connection with SEC filings. Information for fiscal years ended December 31, 1999 and earlier was audited by other auditors.

               PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

Decisions with respect to placement of the Portfolios' transactions are made by the Advisor or, in the case International Portfolio, its Sub-Advisor. The Portfolios' policy is to seek to place portfolio transactions with brokers or dealers who will execute transactions as efficiently as possible and at the most favorable price. The Advisor or Sub-Advisor may, however, select a broker or dealer to effect a particular transaction without communicating with all brokers or dealers who might be able to effect such transaction because of the volatility of the market and the desire of the Advisor or Sub-Advisor to accept a particular price for a security because the price offered by the broker or dealer meets guidelines for profit, yield or both. Many of the portfolio transactions involve payment of a brokerage commission by the appropriate Portfolio. In some cases, transactions are with dealers or issuers who act as principal for their own accounts and not as brokers. Transactions effected on a principal basis are made without the payment of brokerage commissions but at net prices, which usually include a spread or markup. In effecting transactions in over-the-counter securities, the Portfolios deal with market makers unless it appears that better price and execution are available elsewhere.

While the Advisor and, in the case of International Portfolio, its Sub-Advisor, do not deem it practicable and in the Portfolios' best interest to solicit competitive bids for commission rates on each transaction, consideration will regularly be given by the Advisor and, in the case of International Portfolio, its Sub-Advisor, to posted commission rates as well as to other information concerning the level of commissions charged on comparable transactions by other qualified brokers.

It is expected that International Portfolio will purchase most foreign equity securities in the over-the-counter markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located if that is the best available market. The fixed commission paid in connection with most such foreign stock transactions generally is higher than negotiated commission on United States transactions. There generally is less governmental supervision and regulation of foreign stock exchanges than in the United States. Foreign securities settlements may in some instances be subject to delays and related administrative uncertainties.

Foreign equity securities may be held in the form of American Depositary Receipts, or ADRs, European Depositary Receipts, or EDRs, or securities convertible into foreign equity securities. ADRs and EDRs may be listed on stock exchanges or traded in the over-the-counter markets in the United States or overseas. The foreign and domestic debt securities and money market instruments in which the Portfolios may invest are generally traded in the over-the-counter markets.

Subject to the policy of seeking favorable price and execution for the transaction size and risk involved, in selecting brokers and dealers and determining commissions paid to them, the Advisor, or Sub Advisor, may consider ability to provide supplemental performance, statistical and other research information as well as computer hardware and software for research purposes for consideration, analysis and evaluation by the staff of the Advisor or Sub Advisor. In accordance with this policy, the Portfolios do not execute brokerage transactions solely on the basis of the lowest commission rate available for a particular transaction. Subject to the requirements of favorable price and efficient execution, placement of orders by securities firms for the purchase of shares of the Portfolios may be taken into account as a factor in the allocation of portfolio transactions.

Research services that may be received by the Advisor or Sub Advisor would include advice, both directly and indirectly and in writing, as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities, as well as analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. The research services may allow the Advisor or Sub Advisor to supplement its own investment research activities and enable the Advisor or Sub Advisor to obtain the views and information of individuals and research staffs of many different securities firms prior to making investment decisions for the Portfolios. To the extent portfolio transactions are effected with brokers and dealers who furnish research services, the Advisor or Sub Advisor would receive a benefit, which is not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Portfolios from these transactions. Research services furnished by brokers and dealers used by the Portfolios for portfolio transactions may be utilized by the Advisor or Sub Advisor in connection with investment services for other accounts and, likewise, research services provided by brokers and dealers used for transactions of other accounts may be utilized by the Advisor or Sub Advisor in performing services for the Portfolios. The Advisor or Sub Advisor determine the reasonableness of the commissions paid in relation to their view of the value of the brokerage and research services provided, considered in terms of the particular transactions and their overall responsibilities with respect to all accounts as to which they exercise investment discretion.

The Advisor or Sub Advisor have not entered into any formal or informal agreements with any broker or dealer, and do not maintain any "formula" that must be followed in connection with the placement of Portfolio portfolio transactions in exchange for research services provided to the Advisor or Sub Advisor, except as noted below. The Advisor or Sub Advisor may, from time to time, maintain an informal list of brokers and dealers that will be used as a general guide in the placement of Portfolio business in order to encourage certain brokers and dealers to provide the Advisor or Sub Advisor with research services, which the Advisor or Sub Advisor anticipates will be useful to it. Any list, if maintained, would be merely a general guide, which would be used only after the primary criteria for the selection of brokers and dealers (discussed above) had been met, and accordingly, substantial deviations from the list could occur. The Advisor or Sub Advisor would authorize the Portfolios to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged only if the Advisor or Sub Advisor determined in good faith that the amount of such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Advisor or Sub Advisor with respect to the Portfolios.

The Portfolios do not effect any brokerage transactions in their portfolio securities with any broker or dealer affiliated directly or indirectly with the Advisor unless such transactions, including the frequency thereof, the receipt of commission payable in connection therewith, and the selection of the affiliated broker or dealer effecting such transactions are not unfair or unreasonable to the shareholders of the Portfolios, as determined by the Board of Directors. Any transactions with an affiliated broker or dealer must be on terms that are both at least as favorable to the Portfolios as the Portfolios can obtain elsewhere and at least as favorable as such affiliated broker or dealer normally gives to others.

When two or more clients of the Advisor or Sub Advisor are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with a formula considered by the Advisor or Sub Advisor to be equitable to each client. In some cases, this system could have a detrimental effect on the price or volume of the security as far as each client is concerned. In other cases, however, the ability of the clients to participate in volume transactions may produce better executions for each client.

                                  CAPITAL STOCK

Each share of each Portfolio's $.01 par value common stock is fully paid, nonassessable, and transferable. Shares may be issued as either full or fractional shares. Fractional shares have pro rata the same rights and privileges as full shares. Shares of the Portfolios have no preemptive or conversion rights.

Each share of a Portfolio has one vote. On some issues, such as the election of directors, all shares of all FAIP Portfolios vote together as one series. The shares do not have cumulative voting rights. Consequently, the holders of more than 50% of the shares voting for the election of directors are able to elect all of the directors if they choose to do so. On issues affecting only a particular Portfolio, the shares of that Portfolio will vote as a separate series. An example of such an issue would be a proposal to alter a fundamental investment restriction pertaining to a Portfolio.

The Bylaws of FAIP provide that annual shareholders meetings are not required and that meetings of shareholders need only be held with such frequency as required under Minnesota law and the 1940 Act.

Currently, the shares of the Portfolios are sold to Hartford Life and Annuity Insurance Company and Hartford Life Insurance Company, subsidiaries of Hartford Financial Services Group domiciled in the state of Connecticut, PFL Life Insurance Company, subsidiary of AEGON Insurance Group ("AEGON") domiciled in the state of Iowa, through certain of their separate accounts to fund the benefits under variable annuity contracts ("Contracts"), Conseco Variable Annuity Insurance Company, a Texas life insurance company, Sage Life Assurance of America, a Delaware life insurance company and MetLife Investors Insurance Company, a California insurance company.

The shares of the Portfolios may also be held by U.S. Bank National Association (representing seed money investments). Additionally, the Portfolios may be used for other purposes in the future. The separate accounts, which will be the owners of the shares of the Portfolios, will invest in the shares of each Portfolio in accordance with instructions received from the owners of the Contracts. As of October 1, 2001, the insurance companies below owned the listed percentages of the Portfolios:


                                                                    CLASS IA         CLASS IB

CORPORATE BOND PORTFOLIO
           U.S. Bank National Association                                 --               --
           Hartford Life and Annuity Insurance Company                    --               --
           Hartford Life Insurance Company                                --               --
           AEGON Life Insurance Company                                   --               --
           Conseco Variable Annuity Insurance Company                     --               --
           Sage Life Asssurance of America                                --               --
           MetLife Investors Insurance Company                            --               --

EQUITY INCOME PORTFOLIO
           U.S. Bank National Association                                 --               --
           Hartford Life and Annuity Insurance Company                    --               --
           Hartford Life Insurance Company                                --               --
           AEGON Life Insurance Company                                   --               --
           Conseco Life Insurance Company                                 --               --
           Sage Life Insurance Company                                    --               --
           MetLife Investors Insurance Company                            --               --

                                       30





                                                                    CLASS IA         CLASS IB

INTERNATIONAL PORTFOLIO
           U.S. Bank National Association                                43.16%           100%
           Hartford Life and Annuity Insurance Company                   38.16%            --
           Hartford Life Insurance Company                                0.06%            --
           AEGON Life Insurance Company                                  18.62%            --
           Conseco Life Insurance Company                                 --               --
           Sage Life Insurance Company                                    --               --
           MetLife Investors Insurance Company                            --               --

LARGE CAP GROWTH PORTFOLIO
           U.S. Bank National Association                                21.16%             .04%
           Hartford Life and Annuity Insurance Company                   50.01%            --
           Hartford Life Insurance Company                                0.09%            --
           AEGON Life Insurance Company                                  28.74%            --
           Conseco Life Insurance Company                                 --              99.96%
           Sage Life Insurance Company                                    --               --
           MetLife Investors Insurance Company                            --               --

MID CAP GROWTH PORTFOLIO
           U.S. Bank National Association                                 --                .04%
           Hartford Life and Annuity Insurance Company                    --               --
           Hartford Life Insurance Company                                --               --
           AEGON Life Insurance Company                                  100%              --
           Conseco Life Insurance Company                                 --              99.96%
           Sage Life Insurance Company                                    --               --
           MetLife Investors Insurance Company                            --               --

SMALL CAP GROWTH PORTFOLIO
           U.S. Bank National Association                                86.95%           100%
           Hartford Life and Annuity Insurance Company                    --               --
           Hartford Life Insurance Company                                --               --
           AEGON Life Insurance Company                                  13.05%            --
           Conseco Life Insurance Company                                 --               --
           Sage Life Insurance Company                                    --               --
           MetLife Investors Insurance Company                            --               --

TECHNOLOGY PORTFOLIO
           U.S. Bank National Association                                15.03%           100%
           Hartford Life and Annuity Insurance Company                   78.66%            --
           Hartford Life Insurance Company                                0.16%            --
           AEGON Life Insurance Company                                   6.15%            --
           Conseco Life Insurance Company                                 --               --
           Sage Life Insurance Company                                    --               --
           MetLife Investors Insurance Company                            --               --


As a result, Hartford Life and Annuity Insurance Company, AEGON and U.S. Bank are controlling persons of the Portfolios and, through their respective ownership, may control and approve actions of the Portfolios. Hartford Life and Annuity Insurance Company's address is 200 Hopmeadow Street, Simsbury, Connecticut 06089. AEGON's address is 4333 Edgewood Road N.E., Cedar Rapids, IA 52499. The Advisor's address is 601 Second Avenue South, Minneapolis, Minnesota, 55402.

                       NET ASSET VALUE AND OFFERING PRICE

The offering price of the shares of a Portfolio generally equals the Portfolio's net asset value, with adjustments based on any separate account fees of participating insurance companies, as described in your participating insurance company prospectus. Please note that the net asset value of Class IA and Class IB shares is the same since no sales charge is imposed on the sale of these shares. On September 30, 2001, the net asset value per share for each Portfolio was calculated as follows:


                                 Net Asset Value
Corporate Bond Portfolio                                    $9.11
Equity Income Portfolio                                     $11.57
Large Cap Growth Portfolio                                  $5.12
Mid Cap Growth Portfolio                                    $6.44
Small Cap Growth Portfolio                                  $7.05
Technology Portfolio                                        $1.94
International Portfolio                                     $5.78

The net asset value of each Portfolio's shares is determined on each day during which the New York Stock Exchange (the "NYSE") is open for business. The NYSE is not open for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend): New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each year the NYSE may designate different dates for the observance of these holidays as well as designate other holidays for closing in the future. To the extent that the securities of a Portfolio are traded on days that the Portfolio is not open for business, such Portfolio's net asset value per share may be affected on days when investors may not purchase or redeem shares. This may occur, for example, where International Portfolio holds securities which are traded in foreign markets.

                              PORTFOLIO PERFORMANCE

Advertisements and other sales literature for the Portfolios may refer to a Portfolio's "average annual total return" and "cumulative total return." In addition, each Portfolio may provide yield calculations in advertisements and other sales literature. All such yield and total return quotations are based on historical earnings and are not intended to indicate future performance. The return on and principal value of an investment in any of the Portfolios will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

AVERAGE ANNUAL TOTAL RETURN. Average annual total return is the average annual compounded rate of return on a hypothetical $1,000 investment made at the beginning of the advertised period. Average annual total return figures are computed according to the following formula:

                P(1 + T)n      =    ERV

  Where:     P    =    a hypothetical initial payment of $1,000
             T    =    average annual total return
             n    =    number of years
             ERV  =    ending redeemable value at the end of the period of
                       a hypothetical $1,000 payment made at the beginning of such period


This calculation deducts the maximum sales charge from the initial hypothetical $1,000 investment, assumes all dividends and capital gains distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the applicable Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

The Advisor has waived a portion of their fees on a voluntary basis, thereby increasing total return and yield. These fees may or may not be waived in the future in the Advisor's discretion.

CUMULATIVE TOTAL RETURN. Cumulative total return is calculated by subtracting a hypothetical $1,000 investment in a Portfolio from the redeemable value of such investment at the end of the advertised period, dividing such difference by $1,000 and multiplying the quotient by 100. Cumulative total return is computed according to the following formula:


                                CTR = (ERV-P) 100
                                        P

                 Where: CTR = Cumulative total return;
                 ERV = ending redeemable value at the end of the period of
                       a hypothetical $1,000 payment made at the beginning of such period; and
                 P = initial payment of $1,000.


This calculation assumes all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the applicable Prospectus and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

Based on the foregoing, the cumulative and the average annual total returns for the Portfolios from commencement of operations through December 31, 2000, were as set forth below:

                                  CUMULATIVE SINCE          AVERAGE ANNUAL SINCE
                                     INCEPTION *                 INCEPTION *
Corporate Bond Portfolio                 14.18%                       3.37%
Equity Income Portfolio                  44.81%                      11.14%
Large Cap Growth Portfolio             (17.20)%                    (17.20)%
Mid Cap Growth Portfolio                   *                           *
Small Cap Growth Portfolio                 *                           *
Technology Portfolio                   (42.10)                     (42.10)
International Portfolio                (19.10)                     (19.10)


* Large Cap Growth Portfolio, Technology Portfolio and International Portfolio commenced operations on April 28, 2000. Corporate Bond Portfolio and Equity Income Portfolio are the successors by merger to Ohio National Fund, Inc. Strategic Income Fund and Met Investors Series Trust, Inc. Equity Income Portfolio, respectively. On February 12, 2001, the Met Investors Series Trust series became the successor by merger to a separate series of the Cova Series Trust. Information presented in the table for Corporate Bond Portfolio and Equity Income Portfolio is for the predecessor series', which commenced operations on January 3, 1997. Mid Cap Growth Portfolio and Small Cap Growth Portfolio were not in operation during the fiscal year ended December 31, 2000.

YIELD. Yield is computed by dividing the net investment income per share (as defined under Securities and Exchange Commission rules and regulations) earned during the advertised period by the offering price per share (including the maximum sales charge) on the last day of the period. The result will then be "annualized" using a formula that provides for semi-annual compounding of income. Yield is computed according to the following formula:

                            YIELD = 2[(a-b + 1)6 - 1]
                                       cd

   Where: a = dividends and interest earned during the period;
           b = expenses accrued for the period (net of
                        reimbursements);
    c = the average daily number of shares outstanding during
       the period that were entitled to receive dividends;
              and
    d = the maximum offering price per share on the last day
                         of the period.

                                    TAXATION

Shares of the Portfolios are offered only to separate accounts that fund variable annuity contracts and variable life insurance policies issued by participating insurance companies. See the Prospectus of such contracts for a discussion of the special taxation of insurance companies with respect to the Separate Accounts, the variable annuity contracts, variable insurance policies, and the holders thereof.

The following is a summary of the principal U.S. federal income, and certain state and local, tax considerations regarding the purchase, ownership and disposition of shares in each Portfolio of FAIP. This summary does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his or her own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in each Portfolio. The summary is based on the laws in effect on the date of this Statement of Additional Information, which are subject to change.

GENERAL. The following is only a summary of certain additional tax considerations generally affecting each Portfolio that are not described in the Prospectus. The discussions below and in the Prospectus are not intended as substitutes for careful tax planning.

The holders of variable life insurance policies or annuity contracts should not be subject to tax with respect to distributions made on, or redemptions of, Portfolio shares, assuming that the variable life insurance policies and annuity contracts qualify under the Internal Revenue Code of 1986, as amended (the "Code"), as life insurance or annuities, respectively, and that the shareholders are treated as owners of the Portfolio shares. Thus, this summary does not describe the tax consequences to a holder of a life insurance policy or annuity contract as a result of the ownership of such policies or contracts. Policy or contract holders must consult the prospectuses of their respective policies or contracts for information concerning the federal income tax consequences of owning such policies or contracts. This summary also does not describe the tax consequences applicable to the owners of the Portfolio shares because the Portfolio shares will be sold only to insurance companies. Thus, purchasers of Portfolio shares must consult their own tax advisers regarding the federal, state, and local tax consequences of owning Portfolio shares.

Each Portfolio intends to fulfill the requirements of Subchapter M of the Code, as a regulated investment company. If so qualified, each Portfolio will not be liable for federal income taxes to the extent it distributes its taxable income to its shareholders.

Qualification as a regulated investment company under the Code requires, among other things, that (a) a Portfolio derive at least 90% of its gross income for its taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks or securities or foreign currencies, or other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"); and (b) such Portfolio diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of such Portfolio's total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of such Portfolio's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or two or more issuers controlled by the Portfolio and engaged in the same, similar or related trades or businesses.

If a Portfolio complies with such provisions, then in any taxable year in which such Portfolio distributes, in compliance with the Code's timing and other requirements, at least 90% of its "investment company taxable income" (which includes dividends, taxable interest, taxable accrued original issue discount and market discount income, income from securities lending, any net short-term capital gain in excess of net long-term capital loss, certain net realized foreign exchange gains and any other taxable income other than "net capital gain," as defined below, and is reduced by deductible expenses), and at least 90% of the excess of its gross tax-exempt interest income (if any) over certain disallowed deductions, such Portfolio (but not its shareholders) will be relieved of federal income tax on any income of the Portfolio, including long-term capital gains, distributed to shareholders. However, if a Portfolio retains any investment company taxable income or "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), it will be subject to a tax at regular corporate rates on the amount retained. If the Portfolio retains any net capital gain, the Portfolio may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Portfolio against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Portfolio will be increased by an amount equal under current law to 65% of the amount of undistributed net capital gain included in the shareholder's gross income. Each Portfolio intends to distribute for each taxable year to its shareholders all or substantially all of its investment company taxable income, net capital gain and any net tax-exempt interest.

If a Portfolio invests in U.S. Treasury inflation-protection securities, it will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If a Portfolio purchases such inflation-protection securities that are issued in stripped form either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount. Generally, the original issue discount equals the difference between the "stated redemption price at maturity" of the obligation and its "issue price" as those terms are defined in the Code. A Portfolio holding an obligation with original issue discount is required to accrue as ordinary income a portion of such original issue discount even though it receives no cash currently as interest payment corresponding to the amount of the original issue discount. Because each Portfolio is required to distribute substantially all of its net investment income (including accrued original issue discount) in order to be taxed as a regulated investment company, it may be required to distribute an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, a Portfolio may be required to borrow or liquidate securities.

Some of the investment practices that may be employed by the Portfolios will be subject to special provisions that, among other things, may defer the use of certain losses of such Portfolios, affect the holding period of the securities held by the Portfolios and, particularly in the case of transactions in or with respect to foreign currencies, affect the character of the gains or losses realized. These provisions may also require the Portfolios to mark-to-market some of the positions in their respective Portfolios (i.e., treat them as closed out) or to accrue original discount, both of which may cause such Portfolios to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for qualification as a regulated investment company and for avoiding income and excise taxes. Accordingly, in order to make the required distributions, a Portfolio may be required to borrow or liquidate securities. Each Portfolio will monitor its transactions and may make certain elections in order to mitigate the effect of these rules and prevent disqualification of the Portfolios as regulated investments companies.

It is expected that any net gain realized from the closing out of futures contracts, options, or forward currency contracts will be considered gain from the sale of securities or currencies and therefore qualifying income for purposes of the 90% of gross income from qualified sources requirement, as discussed above.

Pursuant to the Code, distributions of net investment income by a Portfolio to a shareholder who is a foreign shareholder (as defined below) will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by a Portfolio to a foreign shareholder is "effectively connected" with a U.S. trade or business of such shareholder, in which case the reporting and withholding requirements applicable to U.S. citizens or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding but, in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year. Each Portfolio will report annually to its shareholders the amount of any withholding.

A foreign shareholder is any person who is not (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity organized in the United States or under the laws of the Untied States or a political subdivision thereof, (iii) an estate whose income is includible in gross income for U.S. federal income tax purposes or (iv) a trust whose administration is subject to the primary supervision of the U.S. court and which has one or more U.S. fiduciaries who have authority to control all substantial decisions of the trust.

Each Portfolio intends to comply with the diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder. Under Code Section 817(h), a variable life insurance or annuity contract will not be treated as a life insurance policy or annuity contract, respectively, under the Code, unless the segregated asset account upon which such contract or policy is based is "adequately diversified." A segregated asset account will be adequately diversified if it satisfies one of two alternative tests set forth in the Treasury Regulations. Specifically, the Treasury Regulations provide that, except as permitted by the "safe harbor" discussed below, as of the end of each calendar quarter (or within 30 days thereafter) no more than 55% of the segregated asset account's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer. As a safe harbor, a segregated asset account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, U.S. Government securities and securities of other regulated investment companies. In addition, a segregated asset account with respect to a variable life insurance contract is treated as adequately diversified to the extent of its investment in securities issued by the United States Treasury.

For purposes of these alternative diversification tests, a segregated asset account investing in shares of a regulated investment company will be entitled to "look through" the regulated investment company to its pro rata portion of the regulated investment company's assets, provided that the shares of such regulated investment company are held only by insurance companies and certain fund managers (a "Closed Fund").

If the segregated asset account upon which a variable contract is based is not "adequately diversified" under the foregoing rules for each calendar quarter, then (a) the variable contract is not treated as a life insurance contract or annuity contract under the Code for all subsequent periods during which such account is not "adequately diversified" and (b) the holders of such contract must include as ordinary income the "income on the contract" for each taxable year. Further, the income on a life insurance contract for all prior taxable years is treated as received or accrued during the taxable year of the policyholder in which the contract ceases to meet the definition of a "life insurance contract" under the Code. The "income on the contract" is, generally, the excess of (i) the sum of the increase in the net surrender value of the contract during the taxable year and the cost of the life insurance protection provided under the contract during the year, over (ii) the premiums paid under the contract during the taxable year. In addition, if a Portfolio does not constitute a Closed Fund, the holders of the contracts and annuities which invest in the Portfolio through a segregated asset account may be treated as owners of Portfolio shares and may be subject to tax on distributions made by the Portfolio.

In order to avoid a 4% federal excise tax, each Portfolio must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year), and all taxable ordinary income and the excess of capital gains over capital losses for the previous year that were not distributed for such year and on which the Portfolio paid no federal income tax. For federal income tax purposes, dividends declared by a Portfolio in October, November or December to shareholders of record on a specified date in such a month and paid during January of the following year are taxable to such shareholders as if received on December 31 of the year declared. The Portfolios anticipate that they will generally make timely distributions of income and capital gains in compliance with these requirements so that they will generally not be required to pay the excise tax. For federal income tax purposes, each Portfolio is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss.

Certain Portfolios will be subject to foreign taxes on their income (possibly including, in some cases, capital gains) from foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases.

STATE AND LOCAL. Each Portfolio may be subject to state or local taxes in jurisdictions in which such Portfolio may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of such Portfolio and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in such Portfolio may have tax consequences for shareholders different from those of a direct investment in such Portfolio's securities.

The foregoing relates only to federal income taxation and is a general summary of the federal tax law in effect as of the date of this Statement of Additional Information.

                                     RATINGS

A rating of a rating service represents that service's opinion as to the credit quality of the rated security. However, such ratings are general and cannot be considered absolute standards of quality or guarantees as to the creditworthiness of an issuer. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. Market values of debt securities may change as a result of a variety of factors unrelated to credit quality, including changes in market interest rates.

When a security has been rated by more than one service, the ratings may not coincide, and each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons. In general, the Funds are not required to dispose of a security if its rating declines after it is purchased, although they may consider doing so.

RATINGS OF CORPORATE DEBT OBLIGATIONS

           STANDARD & POOR'S

          AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

           AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

           A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

           BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

           BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

           B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

           CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

        CC: An obligation rated CC is currently highly vulnerable to nonpayment.

           C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

           D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

           MOODY'S

           Aaa: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

           Aa: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater than in Aaa securities.

           A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

           Baa: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics, and in fact have speculative characteristics as well.

           Ba: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes issues in this class.

           B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          Caa: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

          Ca: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

           C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

RATINGS OF COMMERCIAL PAPER

STANDARD & POOR'S
Commercial paper ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. None of the Funds will purchase commercial paper rated A-3 or lower.

A-1: A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

MOODY'S
Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers. None of the Funds will purchase Prime-3 commercial paper.

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          *           Leading market positions in well-established industries.

          *           High rates of return on funds employed.

          * Conservative capitalization structure with moderate reliance on debt and ample asset protection.

          * Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          * Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                              FINANCIAL STATEMENTS

The financial statements of FAIP included in its annual report to shareholders dated December 31, 2000 are hereby incorporated herein by reference. Additionally, the financial statements of Ohio National Fund, Inc. and Met Investors Series Trust included in their Annual Reports to shareholders for the fiscal year ended December 31, 2000 and the financial statements included in their Semi-Annual Reports to shareholders dated June 30, 2001, are incorporated herein by reference.

             SMALL CAP STOCK PORTFOLIO FOR THE YEAR ENDED 12/31/00
                  MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT


                             LETTER TO POLICYHOLDERS
                                 MARKET ANALYSIS
The Small Cap Stock Portfolio had a disappointing year with a total return of -10.55%. The fund underperformed its benchmark, the Russell 2000 Index(1), by 7.53% in the year ended December 31, 2000. Year 2000 was a difficult period for the U.S. Equity markets; the broad small cap market narrowly outperformed the S&P 500(2) for the year, but both were in negative territory. The Russell 2000 Index returned -3.02% for the 12 months ended December 31, 2000, while the S&P 500 returned -9.10% during the same period.

The year was one characterized by extreme volatility and a flight to value stocks, as small cap value names dominated performance and many of last year's best performing small telecom, technology and services names plunged. Pharmaceuticals were a clear exception, proving that investors were still interested in companies with strong growth potential and were eager to find substitutes for down-sized tech names. A slowing economy, replete with earnings disappointments and political uncertainty, undermined investor confidence in growth stocks and internet-related names in particular. This movement away from growth stocks was represented by the notable disparity between the Russell style indexes during the year. Small cap value stocks were the top performers for the year as the Russell 2000 Value Index(3) +22.83% outperformed the Russell 2000
-3.02% and the Russell 2000 Growth(4) -22.43%. PERFORMANCE ANALYSIS Sector allocation and stock selection detracted about equally from return for the year, as the portfolio underperformed the index in 13 of 18 sectors. The Portfolio's holdings in the (i) pharmaceuticals, (ii) energy and (iii) finance sectors contributed most to overall return, while holdings in the (i) services, (ii) telecommunications and (iii) software sectors were detractors. Holdings that contributed most to performance for the past twelve months included Human Genome Sciences (pharmaceuticals), Shaw Group (industrial cyclical) and Power-One (hardware). Human Genome Sciences (+81.65%) is a company that develops products that predict, prevent, treat and cure disease based on gene science. Shares of HGSI benefited from a market that favored biotech companies with strong drug pipelines for most of the year. Holdings that detracted most from performance for the past twelve months included DiamondCluster International (services), Tumbleweed Communications (services) and Advanced Fibre Communications (hardware). DiamondCluster International (-68.03%) is a technology consulting firm

(1) The Russell 2000 Index is an unmanaged index consisting of the stocks of 2000 U.S.-based companies. The Index does not include fees or expenses and is not available for direct investment. (2) The S&P 500 Index is an unmanaged index consisting of stocks of 500 of the largest U.S.-based companies. The Index does not include fees or expenses and is not available for direct investment. (3) The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. This index does not include fees or expenses and is not available for direct investment.
(4) The Russell 2000 Growth Index is an unmanaged index and measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The index does not include fees or expenses and is not available for direct investment.

that develops and implements e-business strategies which focus on information technology. Shares of DTPI fell despite posting positive financial results, increasing its client base, and growing its overseas business. The company, previously known as Diamond Technology Partners, combined with Cluster Consulting in late November and changed its name to DiamondCluster International.

OUTLOOK
The portfolio's tilt toward the growth sectors of the economy had the most negative impact on performance during the first half of the year (due in large part to the technology correction in April and May). Stock selection was the main detractor from performance during the second half of the year. Looking ahead we expect continued broadening trends that favor a multi-sector investment strategy. Our continued emphasis on security selection is well suited to a market environment in which valuations are likely to be driven by fundamentals.

MARIAN U. PARDO
ALEXANDRA WELLS
Portfolio Managers
J.P. MORGAN INVESTMENT MANAGEMENT INC.

TOP 10 PORTFOLIO HOLDINGS BY MARKET VALUE
As of 12/31/00

%                                                          of portfolio

Cleco Corp.                                             1.6
National-Oilwell, Inc.                                  1.4
Shaw Group, Inc.                                        1.4
CMS Energy Corp.                                        1.3
Newfield Exploration Co.                                1.2
Internet Security Systems, Inc.                         1.2
Heller Financial, Inc.                                  1.2
Protective Life Corp.                                   1.1
Allied Capital Corp.                                    1.1
On Assignment, Inc.                                     1.1

TOP 10 PORTFOLIO SECTORS (% of portfolio market value)
As of 12/31/00

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

HEALTHCARE/DRUGS          18.5%

Other                     14.0%
Industrial Cyclical       13.6%
Finance                    9.9%
Technology                13.3%
Consumer Services          9.4%
Energy                     8.0%
REITs                      4.5%
Insurance                  4.5%
Utilities                  4.3%

                                        2

SMALL CAP STOCK PORTFOLIO                            FOR THE YEAR ENDED 12/31/00
MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT

LETTER TO POLICYHOLDERS (CONTINUED)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

SMALL CAP STOCK PORTFOLIO, MANAGED BY
J.P. MORGAN INVESTMENT VS. RUSSELL 2000 INDEX
Growth Based on $10,000+

SMALL CAP STOCK PORTFOLIO,                 RUSSELL 2000

                     managed by JPMIM               Index
5/96                             $10,000          $10,000
6/96                              $9,955           $9,978
9/96                             $10,091          $10,012
12/96                            $10,825          $10,524
3/97                             $10,089           $9,981
6/97                             $11,630          $11,594
9/97                             $13,371          $13,316
12/97                            $13,135          $12,865
3/98                             $14,739          $14,192
6/98                             $13,753          $13,543
9/98                             $10,797          $10,799
12/98                            $12,426          $12,577
3/99                             $11,834          $11,893
6/99                             $13,172          $13,739
9/99                             $13,293          $12,868
12/99                            $17,963          $15,262
3/00                             $19,482          $16,344
6/00                             $18,107          $15,727
9/00                             $18,465          $15,905
12/00                            $16,068          $14,816


                                          Average Annual Return(1)
                                   1 Year       3 Year      Since Inception+

Small Cap Stock Portfolio,
--     managed by JPMIM          -10.55%         6.94%            10.68%
- -    Russell 2000 Index         -2.92%         4.82%             8.79%

+Performance is shown from date of initial public offering, May 1, 1996.

(1) "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Small Cap Stock Portfolio managed by J.P. Morgan Investment Management (JPMIM) and the return on the investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

                                        3

QUALITY BOND PORTFOLIO                              FOR THE YEAR ENDED 12/31/00
MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT

LETTER TO POLICYHOLDERS

MARKET ANALYSIS
The Quality Bond Portfolio provided a total return of 11.42% for the year ending December 31, 2000. The Salomon Broad Investment Grade Index(1) returned 11.59% for the same time period, while the average Lipper VA Corp. Debt A rated fund returned 10.54%. The fixed income markets rallied sharply towards the end of the year as the slowdown in the U.S. economy accelerated and broadened faster than most market participants had anticipated. In the final months of the year, the monthly NAPM report fell to levels that signal recession. Corporate profits declined sharply and as expectations of future earnings were revised down, businesses retrenched by shedding capacity and labor. Layoffs resulted in the recent rise in new unemployment claimants and weaker payroll growth. The Fed reacted quickly to these developments by moving to an easing bias at the December 19 meeting of the FOMC and then shocked the market by lowering Fed Funds rate by 50 bps in an inter-meeting move in early January. In reaction to these events, the fixed income markets rallied sharply with the 2-year U.S. Treasury yields down by 88 bps to end the year at 5.09% and the 10-year yields down by 69 bps to 5.11%.

PERFORMANCE ANALYSIS
As signs of deteriorating credit quality from stressed corporate balance sheets and persistent illiquidity in the corporate and high-yield sectors increased, we liquidated many of our holdings in mortgages, agencies, asset-backed securities, and corporates in the first quarter of 2000. We moved these assets into Treasuries, establishing an overweight position in the portfolio. During the second and third quarters, we added some yield to the portfolio by further repositioning it to an over-weighting in mortgages with the expectation that
higher  rates  would  slow  prepayments  and  limit  new  supply.   We  remained
significantly underweight in the corporate sector during the last three quarters, which benefited the portfolio as corporate spreads continued to widen. However, as the prospect of Fed easing became more likely, we began moving closer to a neutral position toward the end of the year.

The Fund's long duration position contributed to performance in 2000. In the first quarter, we shifted to a long duration position concentrated in the long end of the yield curve, as the continued fiscal surplus resulted in an increase in the paydown of outstanding U.S. Treasuries. This strategy produced positive results through the second quarter. In the third quarter, we

(1) The Salomon Brothers Broad Investment-Grade Bond Index (BIG) is a market-capitalized weighted index that includes fixed-rate Treasury, government sponsored, corporate (Baa3/BBB or better) and mortgage securities. The Index is not available for direct investment and does not reflect any expenses.

neutralized our yield curve bias and shifted our long position into the five-year area of the yield curve as signs of an economic slowdown appeared. During the fourth quarter, we maintained a long duration position, increasing the position as further signs of slowing became apparent and moving much of our exposure to the shorter maturities in anticipation of an easing by the Fed. Our strategy paid off in December when the Fed moved to an easing bias and then lowered the Fed Funds rate in early January.

OUTLOOK
Early in 2001, we expect U.S. economic data to continue to soften and for growth to sink well below potential in the first half of the year. With U.S. growth slowing, we expect the Fed to continue to ease monetary policy. It is likely that the new administration will be successful in getting a tax cut through Congress. Falling private sector borrowing rates should provide some impetus to consumption and ease tight corporate credit conditions. All these sources of stimulus should lead growth to re-accelerate by the end of this year. The Treasury market already has largely priced this scenario. As a result, early in January we moved to a neutral duration position, looking for tactical opportunities that the market may present. The Fed's willingness to provide liquidity will tend, over time, to stabilize the credit sectors and lead to a narrowing of yield spreads. We will look for opportunities to increase our exposure to these sectors.

JAY GLADIEUX
JAMES J. DOUGHERTY
Portfolio Managers
J.P. MORGAN INVESTMENT MANAGEMENT INC.

PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/00

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. AGENCY AND CORPORATE MORTGAGE BACKED            43.7%

U.S. Treasury and Agency                             21.0%
Corporate Investment Grade                           17.8%
Asset Backed Securities                              16.6%
Corporate High Yield                                  0.8%
Emerging Market Debt                                  0.2%

                                        4

QUALITY BOND PORTFOLIO                             FOR THE YEAR ENDED 12/31/00
MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT

LETTER TO POLICYHOLDERS (CONTINUED)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

QUALITY BOND PORTFOLIO, MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT VS. SALOMON BROTHERS BROAD INVESTMENT-GRADE BOND INDEX
Growth Based on $10,000+

             QUALITY BOND PORTFOLIO,       SALOMON BROTHERS

                     managed by JPMIM               BIG Index
5/1/96                           $10,000              $10,000
6/30/96                          $10,095              $10,123
9/30/96                          $10,140              $10,311
12/31/96                         $10,577              $10,623
3/31/97                          $10,488              $10,567
6/30/97                          $10,845              $10,948
9/30/97                          $11,190              $11,311
12/31/97                         $11,495              $11,645
3/31/98                          $11,706              $11,833
6/30/98                          $11,983              $12,106
9/30/98                          $12,481              $12,608
12/31/98                         $12,469              $12,660
3/31/99                          $12,390              $12,602
6/30/99                          $12,209              $12,486
9/30/99                          $12,277              $12,576
12/31/99                         $12,277              $12,556
3/31/00                          $12,541              $12,831
6/30/00                          $12,725              $13,054
9/30/00                          $13,080              $13,451
12/31/00                         $13,679              $14,016

                                            Average Annual Return(1)
                                     1 Year       3 Year      Since Inception+

Quality Bond Portfolio,
--     managed by JPMIM              11.42%        5.93%             6.97%
- -    Salomon Brothers BIG Index    11.63%        6.37%             7.50%

+Performance is shown from date of initial public offering, May 1, 1996.

(1) "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Quality Bond Portfolio managed by J.P. Morgan Investment Management (JPMIM) and the return on the investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

                                        5

SELECT EQUITY PORTFOLIO                             FOR THE YEAR ENDED 12/31/00
MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT

LETTER TO POLICYHOLDERS

MARKET ANALYSIS
The Select Equity Portfolio returned -6.18% for the year ended December 31,2000. The Lipper Growth and Income Average was up 0.8% during the year. Our investment approach, which selects stocks which are the most undervalued relative to their LONGER TERM earnings and cash flow prospects, proved effective in a market more driven by fundamentals as the fund outperformed the S&P 500 by about 3%. 2000 was a tale of two cities as the first quarter was characterized by an over heating economy, sky high technology valuations and internet related stocks priced to perfection. The second half of 2000 saw dramatic declines in the U.S. Equity markets, coinciding with the fed monetary policy tightening, as the S&P 500(1) ended the year losing over 9% of its value and the Nasdaq losing over 30%. The drop was dominated by a huge sell off in technology and telecommunications stocks precipitated by numerous earnings down grades and disappointments. The increased fear of a recession in 2001 placed added downward pressure on the market due to the economic slow down ending the year. However, despite poor performance in the broad market, 2000 was a turbulent year with significant dispersion in returns between sectors and investment styles. Value outperformed growth by 30%, technology stocks reached new lows not witnessed in over a year, and the internet bubble burst as well known companies such as Pets.com, CDNow and Priceline's Webhouse Club all closed their doors.

By contrast, nine of the sixteen sectors we track actually gained value during 2000: utilities (53.1%), health service & systems (50.7%), insurance (37.9%), pharmaceuticals (34.1%), capital markets (26.6%), finance (25.8%), energy (20.2%), consumer stable (13.7%), and industrial cyclical (0.1%). An equal weighted version of the S&P 500 index would have produced over 3% lower returns. This demonstrates how the small names in the index performed worst than the larger more liquid stocks.

PERFORMANCE ANALYSIS
Like the market, the sector performance within the fund showed both a wide distribution of individual returns. Stock selection among pharmaceuticals issues was particularly beneficial. Alza corp gained 129% with the introduction of Concerta, a once a day treatment for children with Attention Deficit Disorder. Philip Morris (+105%) also performed well as a result of a move by investors into value stocks, news that litigation problems have subsided a little and its purchase of Nabisco with its subsequent Kraft food division IPO. Underweighting internet bellwether Yahoo!, which underperformed during the year with other internet issues, also contributed to results. On the other hand, stock picks in technology performed poorly. Computer Associates was the worst performer in the portfolio, losing 63% of its value as it restated earnings and lowered forecasts. Overweighting E trade Group, whose 66% loss underperformed its sector by over 93%, also hurt results.

OUTLOOK
The Federal Reserve's actions during the first quarter of 2001 will set the stage for economic growth during the year. The slowing economy and lowered corporate spending, combined with earnings disappointments, has investors nervous about equity markets heading into the new year. However, the 50 basis point interest rate cut by the fed early in the new year leads to signs that a soft landing might still be achievable and therefore a brighter outlook for equities.

THOMAS M. LUDDY
JAMES RUSSO
Portfolio Managers
J.P. MORGAN INVESTMENT MANAGEMENT INC.

TOP 10 PORTFOLIO SECTORS (% of portfolio market value)
As of 12/31/00

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

OTHER                    17.9%

Technology               16.8%
Industrial
Cyclical                 14.0%
Drugs                    11.9%
Energy                    7.9%
Capital Markets           7.0%
Finance                   6.5%
Consumer Staples          6.4%
Services                  5.9%
Telecommunications        5.7%

(1) The S&P 500 Index is an unmanaged index consisting of stocks of 500 of the largest U.S.-based companies. The Index does not include fees or expenses and is not available for direct investment.

TOP 10 PORTFOLIO HOLDINGS BY MARKET VALUE
As of 12/31/00

%                                                          of portfolio

General Electric Co.                                    4.3
Exxon Mobil Corp.                                       3.9
Citigroup, Inc.                                         3.5
Tyco International Ltd.                                 3.5
Cisco Systems, Inc.                                     3.1
Philip Morris Co., Inc.                                 2.2
Sun Microsystems, Inc.                                  2.2
Microsoft Corp.                                         2.2
Chevron Corp.                                           2.1
Pharmacia Corp.                                         2.1

                                        6

SELECT EQUITY PORTFOLIO                            FOR THE YEAR ENDED 12/31/00
MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT

LETTER TO POLICYHOLDERS (CONTINUED)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

SELECT EQUITY PORTFOLIO, MANAGED BY
J.P. MORGAN INVESTMENT MANAGEMENT VS. S&P 500 INDEX
Growth Based on $10,000+

SELECT EQUITY PORTFOLIO,                 S&P 500

                   managed by JPMIM        Index
5/96                          $10,000    $10,000
6/96                           $9,852    $10,297
9/96                          $10,004    $10,615
12/96                         $10,837    $11,499
3/97                          $10,932    $11,808
6/97                          $12,966    $13,869
9/97                          $14,372    $14,908
12/97                         $14,224    $15,336
3/98                          $15,930    $17,475
6/98                          $16,147    $18,052
9/98                          $14,384    $16,256
12/98                         $17,496    $19,718
3/99                          $17,779    $20,700
6/99                          $19,476    $22,160
9/99                          $16,955    $20,777
12/99                         $19,195    $23,868
3/00                          $19,814    $24,415
6/00                          $19,008    $23,768
9/00                          $19,419    $23,540
12/00                         $18,008    $21,699

                            Average Annual Return(1)
                                     1 Year       3 Year       Since Inception+

Select Equity
--     Portfolio,
managed by JPMIM                     -6.18%         8.04%            13.41%
- -    S&P 500 Index                 -9.09%        12.26%            18.06%

+Performance is shown from date of initial public offering, May 1, 1996.

(1) "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Select Equity Portfolio managed by J.P. Morgan Investment Management (JPMIM) and the return on the investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

                                        7

LARGE CAP STOCK PORTFOLIO                           FOR THE YEAR ENDED 12/31/00
MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT

LETTER TO POLICYHOLDERS

MARKET ANALYSIS
The Large Cap Stock Portfolio returned -11.55 for the year ended December 31, 2000. The Lipper Growth and Income Average was up 0.8% during the year, while the S&P 500(1) returned -9.1%. 2000 was a tale of two cities as the first quarter was characterized by an over heating economy, sky high technology valuations and internet related stocks priced to perfection. The second half of 2000 saw dramatic declines in the U.S. Equity markets, coinciding with the fed monetary policy tightening, as the S&P 500 ended the year losing over 9% of its value and the Nasdaq losing over 30%. The drop was dominated by a huge sell off in technology and telecommunications stocks precipitated by numerous earnings down grades and disappointments. The increased fear of a recession in 2001 placed added downward pressure on the market due to the economic slow down ending the year. However, despite poor performance in the broad market, 2000 was a turbulent year with significant dispersion in returns between sectors and investment styles. Value outperformed growth by 30%, technology stocks reached new lows not witnessed in over a year, and the internet bubble burst as well known companies such as Pets.com, CDNow and Priceline's Webhouse Club all closed their doors.

By contrast, nine of the sixteen sectors we track actually gained value during 2000: utilities (53.1%), health service & systems (50.7%), insurance (37.9%), pharmaceuticals (34.1%), capital markets (26.6%), finance (25.8%), energy (20.2%), consumer stable (13.7%), and industrial cyclical (0.1%). An equal weighted version of the S&P 500 index would have produced over 3% lower returns. This demonstrates how

(1) The S&P 500 Index is an unmanaged index consisting of stocks of 500 of the largest U.S.-based companies. The Index does not include fees or expenses and is not available for direct investment.

TOP 10 PORTFOLIO SECTORS (% of portfolio market value)
As of 12/31/00

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

OTHER                     14.9%

Healthcare/Drugs          13.8%
Capital Markets            7.4%
Consumer Staples           6.7%
Retail                     6.0%
Finance                    6.0%
Telecommunications         5.6%
Energy                     7.6%
Technology                20.6%
Industrial Cyclical       11.4%

the small names in the index performed worst than the larger more liquid stocks.

PERFORMANCE ANALYSIS

Like the market, the sector performance within the fund showed a wide distribution of individual returns. Stock selection among pharmaceuticals issues was particularly beneficial. Alza corp gained 129% with the introduction of Concerta, a once a day treatment for children with Attention Deficit Disorder. Philip Morris (+105%) also performed well as a result of investors moving into value stocks, news that litigation problems have subsided a little and its purchase of Nabisco with subsequent Kraft food division IPO. On the down side, stock selection in technology, specifically hardware, semiconductors and software & services, detracted from performance. An underweight in Oracle was the worst performer in the portfolio as the stock gained 5.6% and outperformed its sector by over 49%. Overweighting Cedent Corp., whose 63% loss underperformed its sector by over 57%, also hurt results.

OUTLOOK
The Federal Reserve's actions during the first quarter of 2001 will set the stage for economic growth during the year. The slowing economy and lowered corporate spending, combined with earnings disappointments, has investors nervous about equity markets heading into the new year. However, the 50 basis point interest rate cut by the fed early in the new year leads to signs that a soft landing might still be achievable and therefore a brighter outlook for equities.

NANETTE BUZIAK
TIMOTHY DEVLIN
JOSEPH GILL
Portfolio Managers
J.P. MORGAN INVESTMENT MANAGEMENT INC.

TOP 10 PORTFOLIO HOLDINGS BY MARKET VALUE
As of 12/31/00

%                                                          of portfolio

General Electric Co.                                    4.0
Citigroup, Inc.                                         3.2
Exxon Mobil Corp.                                       3.1
Cisco Systems, Inc.                                     2.8
Pfizer, Inc.                                            2.5
Merck & Co., Inc.                                       2.2
Philip Morris Co., Inc.                                 1.9
Oracle Corp.                                            1.8
Wal-Mart Stores, Inc.                                   1.7
Microsoft Corp.                                         1.6

                                        8

LARGE CAP STOCK PORTFOLIO                            FOR THE YEAR ENDED 12/31/00
MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT

LETTER TO POLICYHOLDERS (CONTINUED)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

LARGE CAP STOCK PORTFOLIO, MANAGED BY
J.P. MORGAN INVESTMENT MANAGEMENT VS. S&P 500 INDEX
Growth Based on $10,000+

LARGE CAP STOCK PORTFOLIO,                 S&P 500

                     managed by JPMIM         Index
5/96                             $10,000   $10,000
6/96                             $10,237   $10,297
9/96                             $10,419   $10,615
12/96                            $11,467   $11,499
3/97                             $11,724   $11,808
6/97                             $13,863   $13,869
9/97                             $14,902   $14,908
12/97                            $15,238   $15,336
3/98                             $17,516   $17,475
6/98                             $18,192   $18,052
9/98                             $16,400   $16,256
12/98                            $20,161   $19,718
3/99                             $20,840   $20,700
6/99                             $22,731   $22,160
9/99                             $21,170   $20,777
12/99                            $23,717   $23,868
3/00                             $24,176   $24,415
6/00                             $23,206   $23,768
9/00                             $22,680   $23,540
12/00                            $20,978   $21,699

                                          Average Annual Return(1)
                                  1 Year        3 Year      Since Inception+

Large Cap Stock Portfolio,
--     managed by JPMIM          -11.55%        11.23%            17.18%
- -    S&P 500 Index              -9.09%        12.26%            18.06%

+Performance is shown from date of initial public offering, May 1, 1996.

(1) "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Large Cap Stock Portfolio managed by J.P. Morgan Investment Management (JPMIM) and the return on the investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

                                        9

INTERNATIONAL EQUITY PORTFOLIO                       FOR THE YEAR ENDED 12/31/00
MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT

LETTER TO POLICYHOLDERS

MARKET ANALYSIS
The International Equity Portfolio returned -16.76% for the year ended December 31,2000. The portfolio underperformed the benchmark, MSCI EAFE Index(1), which returned -14.01% for the same time period. The year was difficult for international equity markets. The start of the period witnessed a continuation of last year's trends. Economic growth continued to look healthy around the world, and many of the so-called 'new-economy' sectors, particularly TMT (technology, media and telecom) continued to perform well. By the second quarter of the year the situation and market perception changed. Global investment markets began to focus on the upward trend in interest rates. The U.S. Federal Reserve, Bank of England, European Central Bank, and Bank of Japan, all raised rates during the year -- prompted by strong economic growth. By the end of the period, the mood was much darker, with concerns that rate rises in the U.S. had gone too far. Some commentators began to predict a hard landing for the U.S. economy, and as a consequence, a global slowing of economic growth.

PERFORMANCE ANALYSIS
Against this background, equity markets did not respond favorably, with most of the underperformance coming in the second half of the year. The Asian markets, both developed and emerging, did particularly badly. Among the larger markets Japan lagged; with many foreign investors taking profits post 1999's strong performance, and continued unwinding of cross-shareholdings negatively affecting the market.

Both the UK and Continental Europe outperformed, in relative terms, over the period. The investment climate was challenging for stock selection, particularly in Continental Europe and the United Kingdom. In particular, stock choices in the telecom and banking sectors held pack performance. OUTLOOK Looking forward, we remain cautious on Japan, with signs of the economy slowing. The UK remains attractively valued, compared to other markets, with inflation below target and the likelihood of interest rate cuts later in 2001. NIGEL F. EMMETT PAUL QUINSEE Portfolio Managers J.P. MORGAN INVESTMENT MANAGEMENT INC.

(1) The Morgan Stanley Capital International Europe, Australia and Far East Index is an unmanaged index and is an aggregate of 15 individual country indexes that collectively represent many of the major markets of the world. The Index does not include fees or expenses and is not available for direct investment.

COUNTRY ALLOCATION (% of portfolio market value)
As of 12/31/00

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

JAPAN               21.9%

United Kingdom      21.1%
Other               11.7%
France              11.1%
Switzerland         10.5%
Germany              8.4%
Netherlands          5.6%
Spain                3.7%
Finland              3.2%
Italy                2.8%

TOP 10 PORTFOLIO HOLDINGS BY MARKET VALUE
As of 12/31/00

%                                                          of portfolio

Vodafone Group Plc                                      2.9
GlaxoSmithKline Plc                                     2.5
Zurich Financial Services AG                            2.0
Allianz AG                                              2.0
BP Amoco Plc                                            1.9
Nokia Oyj                                               1.8
UBS AG                                                  1.8
Nestle S.A.                                             1.8
Total Fina                                              1.8
Vivendi Universal S.A.                                  1.8

                                       10

INTERNATIONAL EQUITY PORTFOLIO                       FOR THE YEAR ENDED 12/31/00
MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT

LETTER TO POLICYHOLDERS (CONTINUED)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

INTERNATIONAL EQUITY PORTFOLIO, MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT VS. MSCI EAFE INDEX
Growth Based on $10,000+

INTERNATIONAL EQUITY PORTFOLIO,                  MSCI EAFE

                           managed by JPMIM           Index
5/96                                   $10,000      $10,000
6/96                                   $10,172       $9,865
9/96                                   $10,142       $9,852
12/96                                  $10,859      $10,009
3/97                                   $11,032       $9,852
6/97                                   $12,003      $11,130
9/97                                   $12,090      $11,053
12/97                                  $11,491      $10,187
3/98                                   $12,913      $11,686
6/98                                   $13,189      $11,810
9/98                                   $11,008      $10,131
12/98                                  $13,107      $12,225
3/99                                   $13,372      $12,394
6/99                                   $13,851      $12,709
9/99                                   $14,230      $13,267
12/99                                  $16,846      $15,521
3/00                                   $17,085      $15,512
6/00                                   $16,159      $14,905
9/00                                   $14,746      $13,709
12/00                                  $14,023      $13,347

                                     Average Annual Return(1)
                              1 Year            3 Year      Since Inception+

International Equity
--     Portfolio,
managed by JPMIM                   -16.76%       6.86%              7.50%
- -    MSCI EAFE Index             -14.01%       9.42%              6.38%

+Performance is shown from date of initial public offering, May 1, 1996.

(1) "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the International Equity Portfolio managed by J.P. Morgan Investment Management (JPMIM) and the return on the investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

                                       11

BOND DEBENTURE PORTFOLIO                         FOR THE YEAR ENDED 12/31/00
MANAGED BY LORD, ABBETT & CO.

LETTER TO POLICYHOLDERS

The year 2000 proved to be a difficult credit environment for the high yield bond market. The yield spread, or difference in yield, between non-investment grade corporate bonds and Treasury securities of similar maturities continued to widen. By quarter-end, high-yield bonds yielded roughly 900 basis points more than comparable Treasuries, as investors continued to shun high-yield bonds in an overall flight to quality. Since bond prices move in the opposite direction of their yields, the prices on many high-yield bonds dropped to historic lows. Issuance of new bonds stayed low, as companies struggled to raise capital in a tight credit environment.

Several factors enabled your portfolio to perform better than the high-yield markets which were under considerable pressure throughout the year. First, your portfolio's continuing focus on quality helped during this volatile period. Your high-yield holdings are predominantly characterized by companies that have solid fundamentals, good revenue streams and healthy balance sheets. In general, we aim to avoid bonds issued by extremely risky venture capital-type companies. Second, your portfolio's diversified mix helped manage risk overall throughout the period. Third, your portfolio's mortgage-related securities -- GNMA's and FNMA's in particular -- performed very well, and as they appreciated in price to levels that we believe represented "peaks," we sold them off selectively, generating gains for the portfolio. In addition, your portfolio's allocation to convertible bonds added to performance, despite a difficult quarter for convertible bonds overall. We maintained your emphasis on investment-grade convertible bonds and your sizable position in high-quality, energy-related convertibles (oil and natural gas) substantially contributed to performance. Select convertibles issued by investment-grade companies in the pharmaceuticals sector, such as Glaxo and Novartis, also performed well, since many of these companies have shown solid earnings growth with healthy balance sheets. Finally, several of your high-quality convertibles issued by financial services companies performed very well for the period, also adding to performance.

Moving forward, the overall allocation mix of your portfolio will remain unchanged, with an emphasis on select high-yield bonds, and secondarily, on high-quality convertibles and U.S. government mortgage and agency securities. As select convertible bonds issued by financials services companies appreciate in price, we will consider reducing the number of these bonds in your portfolio and redeploying assets into other areas that we believe offer better value. We may also add some select technology convertibles, but only those issued by financially sound companies with high cash reserves relative to their debt. We will continue to perform rigorous, bottom-up research in our security selection.

We believe much of the worsening in high-yield bond market conditions this quarter was a result of investors' mounting concerns of a "hard landing" for the U.S. economy as well as due to the extreme volatility in equity markets. These concerns were fueled by signs of a slowing economy, and in particular, by an overriding sense of uncertainty regarding the outcome of the U.S. presidential election. However, with record levels of household income, consumer confidence high, and unemployment levels still historically low, we believe sufficient evidence points to the narrowing of yield spreads and an overall improvement in the high-yield bond markets in 2001.

CHRISTOPHER J. TOWLE
Portfolio Manager
LORD, ABBETT & CO.

TOP 10 CORPORATE HOLDINGS BY MARKET VALUE
As of 12/31/00

%                                                          of portfolio

GNMA Bond (8.0%, 5/15/30)                               6.9
GNMA Bond (8.0%, 5/15/30)                               5.9
Iron Mountain, Inc.                                     1.7
Swiss Life Financial Ltd. Convertible
(U.S.$)                                                 1.2
Harrah's Operating Co., Inc.                            1.1
Roche Holdings, Inc. Convertible (144A)                 1.1
AES Corp.                                               1.0
Lamar Media Corp.                                       1.0
TeleCorp PCS, Inc.                                      1.0
Gulf Canada Resources Ltd. (Yankee)                     1.0

TOP PORTFOLIO SECTORS (% of portfolio market value)
As of 12/31/00

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          HIGH YIELD                55.0%

Convertibles                        19.0%
U.S. Treasury and Agency            13.0%
High Grade/Investment Grade          8.0%
Other                                5.0%

                                       12

BOND DEBENTURE PORTFOLIO                           FOR THE YEAR ENDED 12/31/00
MANAGED BY LORD, ABBETT & CO.

LETTER TO POLICYHOLDERS (CONTINUED)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

BOND DEBENTURE PORTFOLIO, MANAGED BY LORD ABBETT VS. INDICES(2)
Growth Based on $10,000+

                                                               FIRST BOSTON

Bond Debenture Portfolio,                 Merrill Lynch All       High Yield            Salomon Brothers Broad
            managed by Lord Abbett     Convertible Index(2)         Index(2)   Investment High Grade Index(2)
5/96                        $10,000                  $10,000         $10,000                             $10,000
6/96                        $10,202                  $10,064         $10,103                             $10,123
9/96                        $10,718                  $10,283         $10,482                             $10,311
12/96                       $11,359                  $10,587         $10,945                             $10,623
3/97                        $11,433                  $10,667         $11,105                             $10,567
6/97                        $12,148                  $11,595         $11,584                             $10,948
9/97                        $12,779                  $12,792         $12,129                             $11,311
12/97                       $13,053                  $12,595         $12,324                             $11,645
3/98                        $13,711                  $13,644         $12,693                             $11,833
6/98                        $13,792                  $13,567         $12,853                             $12,106
9/98                        $13,198                  $12,037         $12,063                             $12,608
12/98                       $13,870                  $13,629         $12,393                             $12,660
3/99                        $14,083                  $14,346         $12,597                             $12,602
6/99                        $14,005                  $15,433         $12,743                             $12,486
9/99                        $13,813                  $15,364         $12,539                             $12,576
12/99                       $14,342                  $19,670         $12,800                             $12,556
3/00                        $14,480                  $21,020         $12,635                             $12,831
6/00                        $14,552                  $19,817         $12,692                             $13,054
9/00                        $14,872                  $20,280         $12,778                             $13,451
12/00                       $14,466                  $17,370         $12,131                             $14,016


                                                                            Average Annual Return(1)
                                                                    1 Year           3 Year      Since Inception+

                          Bond Debenture Portfolio,
                          managed by Lord Abbett                          0.87%      3.48%             8.22%
                          ----------------------                          -----      -----             -----

                          First Boston High Yield
--- - -                   Index(2)                                       -5.22%     -0.52%             4.23%
                          Salomon Brothers Broad
- - -                     Investment High Grade Index(2)                 11.63%      6.37%             7.50%
                          Merrill Lynch All
-  -                      Convertible Index(2)                          -11.69%     11.31%            12.56%

+Performance is shown from date of initial public offering, May 1, 1996.

(1) "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Bond Debenture Portfolio managed by Lord Abbett and the return on the investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

(2) The First Boston High Yield Index is representative of the lower rated debt (including straight-preferred stocks) investments in the portfolio; the Merrill Lynch All Convertible Index is representative of the equity-related securities in the portfolio; and Salomon Brothers Broad Investment High Grade Index is representative of the high-grade debt in the portfolio. The three indices chosen have elements of these three categories, but since there is no one index combining all three categories, these three separate indices may not be a valid comparison for the Portfolio. You may not directly invest in any of these indices. The indices do not reflect any expenses.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software and Bloomberg. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

                                       13

MID-CAP VALUE PORTFOLIO                              FOR THE YEAR ENDED 12/31/00
MANAGED BY LORD, ABBETT & CO.

LETTER TO POLICYHOLDERS

Your portfolio's positive performance during the year was driven by strong gains in healthcare, basic materials and consumer staples companies due to superior stock selection. The healthcare services sector has been experiencing improving fundamentals all year, a trend we anticipate will continue to benefit the recent strong performance of many holdings. Caremark Rx, Inc. continued to be a strong performer as well as remaining a top ten holding. Other heath care winners include top ten holdings Varian Medical Systems and Health Net, Inc. as well as new holding DaVita, Inc. A strengthening in the basic materials sector was reflected with positive performance of many sector holdings. Potash Corporation of Saskatchewan, a leading fertilizer producer and Ball Corp., a major packaging manufacturer contributed strongly to positive performance.

After the very strong gains in the first part of 2000, utility and energy sector stocks gave back some performance during the fourth quarter, as the strong summer electric demand waned and investors realized many of the stocks' strong performance throughout the year. We still believe, however, that there is tremendous opportunity for investors as a result of the ongoing deregulation and consolidation of the U.S. electric utility industry. The peak and subsequent fall in oil prices of the last few months was reflected in the weak performance of your stocks of oil service companies. However, we expect to see improved earnings performance from these companies over the next several quarters.

As the first year of the new millennium begins, we believe that the potential long-term rewards in mid-cap value stocks are excellent. As evidence of an economic deceleration accumulates, investors are pushing down the valuation of entire sectors of the market. By the very nature or our investment discipline, this increases the number of opportunities for us to investigate and, eventually, include in your portfolio. We continue to believe that many of the stocks categorized as large-cap growth, especially technology companies, continue to fade from favor due to what we believe are high relative valuations combined with deteriorating fundamentals. As a result, we expect that value stocks will continue to perform well as we move into 2001.

EDWARD VON DER LINDE
Portfolio Manager
LORD, ABBETT & CO.

TOP 10 HOLDINGS BY MARKET VALUE
As of 12/31/00

%                                                            of portfolio

Caremark Rx, Inc.                                         4.2
Varian Medical Systems, Inc.                              2.9
J.C. Penney Co., Inc.                                     2.8
TECO Energy, Inc.                                         2.6
Potash Corporation of Saskatchewan, Inc.                  2.5
Pactiv Corp.                                              2.4
Georgia-Pacific Corp.                                     2.4
Health Net, Inc.                                          2.3
IMC Global, Inc.                                          2.3
CBRL Group, Inc.                                          2.3

TOP PORTFOLIO SECTORS (% of portfolio market value)
As of 12/31/00

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

HEALTH CARE                     21.2%

Materials and Processing        17.4%
Consumer Discretionary          14.8%
Utilities                       13.4%
Financial Services              10.9%
Energy                           9.1%
Consumer Staples                 7.1%
Autos and Transportation         3.3%
Other                            2.8%

                                       14

MID-CAP VALUE PORTFOLIO                             FOR THE YEAR ENDED 12/31/00
MANAGED BY LORD, ABBETT & CO.

LETTER TO POLICYHOLDERS (CONTINUED)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

MID-CAP VALUE PORTFOLIO, MANAGED BY LORD ABBETT VS. RUSSELL MIDCAP INDEX(2) Growth Based on $10,000+

MID-CAP VALUE PORTFOLIO,                 RUSSELL MIDCAP

           managed by Lord Abbett               Index(2)
8/97                          $10,000             $10,000
9/97                          $10,440             $10,440
12/97                         $10,490             $10,556
3/98                          $11,361             $11,697
6/98                          $11,308             $11,520
9/98                           $9,383              $9,813
12/98                         $10,606             $11,623
3/99                          $10,125             $11,568
6/99                          $11,829             $12,824
9/99                          $10,940             $11,723
12/99                         $11,211             $13,742
3/00                          $12,366             $15,129
6/00                          $13,198             $14,447
9/00                          $14,890             $15,719
12/00                         $17,139             $15,155

                                        Average Annual Return(1)
                                 1 Year       3 Year      Since Inception+

Mid-Cap Value Portfolio,
managed by Lord Abbett           52.87%       17.76%             17.34%
                                 ------       ------             ------

- -    Russell Midcap Index(2)   10.28%       12.81%             13.13%

+Performance is shown from date of initial public offering, August 20, 1997.

(1) "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Mid-Cap Value Portfolio managed by Lord Abbett and the return on the investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

(2) The Russell Midcap Index measures the performance of the 800 smallest securities in the Russell 1000 Index, which represent approximately 35% of the total market capitalization. The index does not reflect any expenses.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software and Bloomberg. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

                                       15

LARGE CAP RESEARCH PORTFOLIO                       FOR THE YEAR ENDED 12/31/00
MANAGED BY LORD, ABBETT & CO.

LETTER TO POLICYHOLDERS

Equity markets were quite friendly to value investors for most of 2000. Many traditional, "old-economy" sectors saw the tide of investment dollars continue to flow back as many investors focused on reallocating their growth or tech-heavy portfolios to include companies with realized earnings, realistic growth forecasts and reasonable valuations. The obsession with speculative technology and Internet stocks, as well as with many large-cap growth stocks has clearly faded.

Your portfolio continued to focus on companies that have reacted favorably to the present macroeconomic and market environment -- namely a slowing U.S. economy, stabilizing interest rates and a return to fundamental value investing. You continued to hold companies in "defensive" sectors that provided stable returns over the past six months -- namely financial services and electric utilities, where we have found many undervalued companies with strong underlying business fundamentals. Stocks of electric utility companies continued to contribute considerably to performance for the quarter. Additionally, while you were still underweighted relative to the Index, stocks of financial services companies were still an area that generated healthy gains. You remained underweight in the technology and telecommunications sectors relative to the Index which contributed positively to your performance as these sectors saw negative returns during the fourth quarter. Additionally, your portfolio benefited from superior stock selection in both of these sectors. Two of your information technology holdings, PeopleSoft and Cadence Design Systems, both software companies, were strong performers.

Your holdings in stocks of companies involved in the production of industrial goods and basic materials finally came into their own during the fourth quarter, many of them posting double-digit gains. These sectors contained some of our "old favorites," and many of these names have only recently been garnering the interest of growth-weary investors. Thematically, we have seen an upturn in stocks of companies involved in aerospace due to increases in defense spending. We anticipate that these sectors will react favorably following the recent period of slower economic growth.

We believe the market will continue to adapt to the slowing growth rate of the U.S. economy. While most signs point in the direction of the Federal Reserve engineering a "soft landing," some investors believe it may be more difficult than that. The residual effects of previous interest rate hikes and excessively high energy costs have obviously caused consumers to retrench their spending. As a result, we believe we have not seen an end to widespread earnings disappointments based on lofty estimates made during more prosperous times. However, with inflation still under control and President Bush proposing future tax cuts, the key underpinnings of a bull market still seem to be in place. With interest rates low and likely moving irregularly lower, we plan to continue to position the portfolio to include economic and interest rate sensitive companies over the next six to nine months.

ROBERT MORRIS
Portfolio Manager
LORD, ABBETT & CO.

TOP 10 HOLDINGS BY MARKET VALUE
As of 12/31/00

%                                                            of portfolio

Exxon Mobil Corp.                                         4.6
First Data Corp.                                          3.3
Ace Ltd.                                                  3.0
Duke Energy Corp.                                         2.9
Boeing Co.                                                2.6
American Home Products Corp.                              2.5
Exelon Corp.                                              2.4
Cadence Design Systems, Inc.                              2.1
Dominion Resources, Inc.                                  2.1
HCA-The Healthcare Company                                2.1

TOP 10 PORTFOLIO SECTORS (% of portfolio market value)
As of 12/31/00

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

FINANCIAL SERVICES              24.9%

Utilities                       15.8%
Energy                          13.8%
Materials and Processing        11.7%
Health Care                      7.1%
Technology                       6.4%
Consumer Staples                 5.4%
Other                            5.1%
Producer Durables                4.9%
Consumer Discretionary           4.9%

                                       16

LARGE CAP RESEARCH PORTFOLIO                         FOR THE YEAR ENDED 12/31/00
MANAGED BY LORD, ABBETT & CO.

LETTER TO POLICYHOLDERS (CONTINUED)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

LARGE CAP RESEARCH PORTFOLIO, MANAGED BY LORD ABBETT VS. S&P 500 INDEX(2) Growth Based on $10,000+

LARGE CAP RESEARCH PORTFOLIO,                  S&P 500

                  managed by Lord Abbett       Index(2)
8/97                                $10,000     $10,000
9/97                                $14,040     $10,251
12/97                                $9,926     $10,545
3/98                                $11,298     $12,016
6/98                                $11,452     $12,413
9/98                                $10,035     $11,178
12/98                               $12,014     $13,559
3/99                                $12,436     $14,234
6/99                                $13,631     $15,237
9/99                                $13,131     $14,286
12/99                               $15,083     $16,412
3/00                                $14,721     $16,788
6/00                                $14,361     $16,343
9/00                                $15,645     $16,186
12/00                               $16,984     $14,921

                            Average Annual Return(1)
                                     1 Year       3 Year       Since Inception+

Large Cap Research
Portfolio,
managed by Lord Abbett               12.60%        19.59%            17.02%
                                     ------        ------            ------

- -    S&P 500 Index(2)              -9.09%        12.26%            12.61%

+Performance is shown from date of initial public offering, August 20, 1997.

(1) "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Large Cap Research Portfolio managed by Lord Abbett and the return on the investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

(2) The S&P 500 Index is an unmanaged index consisting of stocks of 500 of the largest U.S.-based companies. The Index does not include fees or expenses and is not available for direct investment.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns for the graph above were generated by Cova from CDA Wiesenberger HySales software. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

                                       17

DEVELOPING GROWTH PORTFOLIO                        FOR THE YEAR ENDED 12/31/00
MANAGED BY LORD, ABBETT & CO.

LETTER TO POLICYHOLDERS

Volatility plagued the small company growth market for most of 2000. The stocks that fared the best were the more "defensive" names in non-cyclical sectors (e.g. foods, drugs and healthcare) -- those in which investors were confident that earnings expectations would be met. Conversely, many companies that spend heavily on capital equipment to increase capacity or relied largely on capital investments made by outside firms to drive their revenues made investors nervous, and many of their stocks suffered as a result. Slower U.S. economic growth coupled with widespread earnings shortfalls by several popular growth companies made many investors rethink their investment approach.

While performance suffered during the year, in line with much of the small-cap growth segment your portfolio was able to outperform the Russell 2000 Growth Index(1). Poor performance during the most recent quarter was experienced by most market sectors across the Index, with the technology companies seeing the most significant declines. Software companies that faced questions regarding future growth sales were particularly hard hit. Your portfolio was underweight in the technology sector relative to the Index, which aided your outperformance. However, the prior nine month valuation correction in this sector has been the largest hindrance to the year's performance. In general, the stocks of non-cyclical, consumer product companies served your portfolio well during the 4(th) quarter, as they tend to respond favorably to a slowing economy. The retail sector provided mixed results during the quarter, generating some of the largest gains and deepest losses. Investors flirted heavily with retail names over the course of the year, often moving in during downturns in the technology and biotech sectors and retreating during tech and biotech rallies. Careful stock picking had been the key to success in the retail sector, as investors have had the tendency to bid up prices on stocks of retail companies when good news hit the airways. The healthcare sector was one of the more "defensive" areas that provided some healthy gains in select company stocks. While there was widespread investor trepidation surrounding the recent presidential election and proposed healthcare spending, the stocks of many healthcare services companies were still able to post good relative performance.

(1) The Russell 2000 Growth Index is an unmanaged index and measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The index does not include fees or expenses and is not available for direct investment.

As we move into 2001, we believe that the small-cap growth segment will produce attractive investment opportunities given the environment of slowing earnings growth for many large-cap companies. In addition, we expect that the recent outperformance enjoyed by small-cap value companies will stimulate investing in small cap growth companies. Coupled with the "soft landing" being engineered by the Federal Reserve, we believe we are likely to see earnings growth and renewed price appreciation among many small-growth companies across many sectors.

STEPHEN J. MCGRUDER
Portfolio Manager
LORD, ABBETT & CO.

TOP 10 HOLDINGS BY MARKET VALUE
As of 12/31/00

%                                                            of portfolio

Plantronics, Inc.                                         4.8
Timberland Co. (The)                                      3.8
OM Group, Inc.                                            2.4
Acxiom Corp.                                              2.3
Stillwater Mining Co.                                     2.2
Corporate Executive Board Co.                             2.1
Advanced Digital Information Corp.                        1.8
Louis Dreyfus Natural Gas Corp.                           1.8
Iron Mountain, Inc.                                       1.7
Skywest, Inc.                                             1.7

TOP 10 PORTFOLIO SECTORS (% of portfolio market value)
As of 12/31/00

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CONSUMER DISCRETIONARY          30.2%

Technology                      19.8%
Health Care                     14.8%
Producer Durables               10.7%
Energy                           7.7%
Materials and Processing         6.7%
Financial Services               4.1%
Autos and Transportation         3.4%
Consumer Staples                 1.7%
Other                            0.9%

                                       18

DEVELOPING GROWTH PORTFOLIO                         FOR THE YEAR ENDED 12/31/00
MANAGED BY LORD, ABBETT & CO.

LETTER TO POLICYHOLDERS (CONTINUED)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DEVELOPING GROWTH PORTFOLIO, MANAGED BY LORD ABBETT VS. RUSSELL 2000 INDEX(2) Growth Based on $10,000+

DEVELOPING GROWTH PORTFOLIO,                  RUSSELL 2000

                managed by Lord Abbett                Index
8/97                               $10,000          $10,000
9/97                               $11,190          $10,730
12/97                              $10,552          $10,366
3/98                               $11,732          $11,436
6/98                               $11,419          $10,913
9/98                                $8,927           $8,702
12/98                              $11,248          $10,134
3/99                               $11,509           $9,584
6/99                               $13,020          $11,071
9/99                               $12,289          $10,369
12/99                              $14,901          $12,298
3/00                               $15,241          $13,170
6/00                               $13,146          $12,673
9/00                               $13,062          $12,816
12/00                              $12,089          $11,938

                            Average Annual Return(1)
                                     1 Year       3 Year       Since Inception+

Developing Growth
Portfolio, managed by
Lord Abbett                         -18.87%         4.63%             5.79%
                                    -------         -----             -----

- -    Russell 2000 Index            -2.92%         4.82%             5.40%

+Performance is shown from date of initial public offering, August 20, 1997.

(1) "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Developing Growth Portfolio managed by Lord Abbett and the return on the investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

(2) The Russell 2000 Index is an unmanaged index consisting of the stocks of 2000 U.S.-based companies. The Index does not include fees or expenses and is not available for direct investment.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software and Bloomberg. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

                                       19

LORD ABBETT GROWTH AND INCOME PORTFOLIO             FOR THE YEAR ENDED 12/31/00
MANAGED BY LORD, ABBETT & CO.

LETTER TO POLICYHOLDERS

Equity markets were quite friendly to value investors during most of 2000. Many traditional, "old-economy" sectors saw the tide of investment dollars continue to flow back as many investors focused on reallocating their growth or tech-heavy portfolios to include companies with realized earnings, realistic growth forecasts and reasonable valuations. The obsession with speculative technology and Internet stocks, as well as with many large-cap growth stocks, has clearly faded.

Your holdings in stocks of companies involved in the production of industrial goods and basic materials finally come into their own during the fourth quarter, many of them posting double-digit gains. Minnesota Mining and Manufacturing and Deere & Co. are two excellent examples of industrial stocks your portfolio held that returned strong performance for the quarter. Additionally, Dow Chemical was your portfolio's strongest materials sector performer. These sectors contained some of our "old favorites," and many of these names have only recently been garnering the interest of growth-weary investors. Thematically, we have seen an upturn in stocks of companies involved in aerospace due to increases in defense spending. We anticipate that these sectors will react favorably following the recent period of slower economic growth.

As the U.S. economy cooled during the fourth quarter, many of your holdings within the healthcare sector, a staple of consumer spending regardless of the state of the economy, helped boost returns. On the other hand, select energy sector stocks, which have done well for the year, slightly held back performance during the fourth quarter.

You remained underweight in the technology and telecommunications sectors relative to the Index, and virtually eliminated some of your larger names in these sectors. But as has been the theme for the past nine months, your remaining exposure in these beleaguered sectors hurt during the fourth quarter. Telecommunications services companies continued to experience difficulties during the quarter, as price competition caused several companies to miss earning estimates and to revise future growth forecasts.

We believe the market will continue to adapt to the slowing growth rate of the U.S. economy. While most signs point in the direction of the federal Reserve engineering a "soft landing," some investors believe it may be more difficult than that. The residual effects of previous interest rate hikes and excessively high energy costs have obviously caused consumers to retrench their spending. As a result, we believe we have not seen an end to the widespread earnings disappointments based on lofty estimates made during more prosperous times. However, with inflation still under control and President Bush proposing future tax cuts, the key underpinnings of a bull market still seem to be in place. With interest rates low and likely moving irregularly lower, we plan to continue to position the portfolio to include economic and interest rate sensitive companies over the next six to nine months.

W. THOMAS HUDSON JR.
Portfolio Manager
LORD, ABBETT & CO.

TOP 10 HOLDINGS BY MARKET VALUE
As of 12/31/00

%                                                            of portfolio

Ace Ltd.                                                  2.9
Dominion Resources, Inc.                                  2.8
Exxon Mobil Corp.                                         2.8
Coastal Corp.                                             2.6
Minnesota Mining & Manufacturing Co. (3M)                 2.6
Wells Fargo Co.                                           2.4
American Home Products Corp.                              2.4
Federal National Mortgage Association                     2.3
FirstEnergy Corp.                                         2.3
Exelon Corp.                                              2.2

TOP 10 PORTFOLIO SECTORS (% of portfolio market value)
As of 12/31/00

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          FINANCIAL SERVICES                 28.1%

Utilities                                    13.7%
Energy                                       13.6%
Health Care                                   9.0%
Materials and Processing                      9.0%
Producer Durables                             7.8%
Consumer Discretionary and Services           5.7%
Technology                                    5.1%
Other                                         4.8%
Autos and Transportation                      3.2%

                                       20

LORD ABBETT GROWTH AND INCOME PORTFOLIO             FOR THE YEAR ENDED 12/31/00
MANAGED BY LORD, ABBETT & CO.

LETTER TO POLICYHOLDERS (CONTINUED)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

LORD ABBETT GROWTH AND INCOME PORTFOLIO, MANAGED BY LORD ABBETT VS. S&P 500 INDEX(2)
Growth Based on $10,000+

LORD ABBETT GROWTH AND INCOME PORTFOLIO,                    S&P 500

                               managed by Lord Abbett       Index(2)
1/99                                              $10,000     $10,000
3/99                                               $9,829     $10,117
6/99                                              $10,958     $10,830
9/99                                              $10,083     $10,154
12/99                                             $11,138     $11,665
3/00                                              $11,092     $11,933
6/00                                              $10,897     $11,616
9/00                                              $11,778     $11,505
12/00                                             $12,773     $10,605

                                                    Average Annual Return(1)
                                                    1 Year      Since Inception+

Lord Abbett Growth and Income
Portfolio, managed by Lord Abbett                   14.68%            13.15%
                                                    ------            ------

- -    S&P 500 Index(2)                            -9.09%              3.01%

+Performance is shown from date of initial public offering, January 8, 1999.

(1) "Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the LA Growth and Income Portfolio and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

(2) The S&P 500 Index is an unmanaged index generally considered to be representative of stock market activity.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by Cova from CDA Wiesenberger HySales software. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

                                       21

BALANCED PORTFOLIO                                  FOR THE YEAR ENDED 12/31/00
MANAGED BY MISSISSIPPI VALLEY ADVISORS (FIRMCO)

LETTER TO POLICYHOLDERS

The stock market came into the year 2000 as a "Bull but left as a "Bear," with the S&P 500(1) falling -7.8% during the fourth quarter. This brought the full year loss to -9.1%, the worst performance for the S&P 500 since 1981. Technology stocks led the rout with the NASDAQ(2) plummeting -32.6% during the fourth quarter, bringing its annual loss to a staggering -38.8%. It was, however, a year of celebration for investors in small and mid-sized company stocks and for investors who follow a "value" style of stock selection. These sectors were left out of the party for the last few years and were due for a resurgence at the expense of big company growth stocks. The S&P MidCap 400(3) Index fell -3.9% during the quarter but rose +17.5% for the year, while the S&P SmallCap 600(4) rose +1.3% during the quarter and gained +11.8% for the year. With share prices well off their 2000 highs, inflation on the decline and the Federal Reserve lowering interest rates, we believe 2001 will be a year of above average returns for the stock market.

We began 2000 with the Federal Reserve raising short-term interest rates to slow a "red hot" U.S. economy. Initially, bond investors seemed to believe the Fed's actions would not matter as long-term interest rates ratcheted up and yield spreads between corporate bonds and Treasuries narrowed. Not too surprisingly, the Fed did matter. The economy slowed, Treasury bond prices surged ahead and corporate yield spreads widened-out to recession-like levels. As measured by the Lehman Brothers Aggregate Bond Index(5), the bond market provided a +11.6% total return for 2000, its best performance since 1995. U.S. Treasury and Agency securities were the best performing sectors, generating +13.5% and +12.8% returns, respectively. The mortgage-backed sector gained +11.1% while the widening in yield spreads held the corporate sector's return to +9.1%. Now that the Federal Reserve has adopted an expansionary interest rate policy, the bond market will eventually anticipate a re-acceleration in the economy, putting upward pressure on long-term rates. We expect the yield on the benchmark ten-year Treasury to bottom-out at 4.5% early in 2001 and then rise above 5.5% in the second half of the year. Short-term rates should sink below 5% before mid-year in response to additional rate cuts from the Fed and economic weakness. Corporate bonds (high yield in particular) are likely to be the best performing sector of the fixed income market.

BOB BERNSTEIN
Portfolio Manager
MISSISSIPPI VALLEY ADVISORS
DIVISION OF FIRMCO

(1) The S&P 500 Index is an unmanaged index consisting of stocks of 500 of the largest U.S.-based companies. The Index does not include fees or expenses and is not available for direct investment.

(2) The NASDAQ Composite Index is a market-value weighted index of all common stocks listed on NASDAQ.

(3) The S&P MidCap 400 Index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market.

(4) The S&P SmallCap 600 Index is a capitalization-weighted index that measures the performance of selected U.S. stocks with a small market capitalization.

(5) The Lehman Brothers Aggregate Bond Index is a broad measure of the performance of the taxable bonds in the U.S. market, with maturities of at least one year.

TOP 10 PORTFOLIO HOLDINGS BY MARKET VALUE
As of 12/31/00

%                                                            of portfolio

FNMA Bond (6.0%, 11/01/03)                                4.0
U.S. Treasury Note (6.625%, 5/15/07)                      3.4
U.S. Treasury Note (7.25%, 5/15/04)                       3.3
USA Education, Inc.                                       2.5
Sysco Corp.                                               2.3
U.S. Treasury Note (6.0%, 8/18/09)                        2.2
Norwest Financial                                         2.1
Masco Corp.                                               1.8
Eli Lilly & Co.                                           1.8
Baxter International, Inc.                                1.8

TOP PORTFOLIO SECTORS (% of portfolio market value)
As of 12/31/00

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              COMMON STOCKS                  62.5%

U.S. Treasury                                13.7%
Investment Grade Corporate Debt              11.5%
U.S. Govt. & Agency Mortgage Backed           6.9%
Other                                         5.4%

                                       22

BALANCED PORTFOLIO                                  FOR THE YEAR ENDED 12/31/00
MANAGED BY MISSISSIPPI VALLEY ADVISORS (FIRMCO)

LETTER TO POLICYHOLDERS (CONTINUED)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

BALANCED PORTFOLIO, MANAGED BY
MISSISSIPPI VALLEY ADVISORS VS. INDICES
Growth Based on $10,000+

BALANCED PORTFOLIO,                S&P 500    SALOMON BROTHERS

               managed by MVA        Index        BIG Index(2)
7/97                    $10,000    $10,000               $10,000
9/97                    $10,510    $10,749               $10,332
12/97                   $10,601    $11,057               $10,637
3/98                    $11,346    $12,600               $10,808
6/98                    $11,327    $13,016               $11,058
9/98                    $10,760    $11,721               $11,517
12/98                   $12,013    $14,217               $11,564
3/99                    $12,139    $14,925               $11,511
6/99                    $12,887    $15,978               $11,405
9/99                    $12,222    $14,981               $11,487
12/99                   $12,870    $17,210               $11,468
3/00                    $12,859    $17,604               $11,720
6/00                    $12,871    $17,137               $11,924
9/00                    $12,740    $16,973               $12,286
12/00                   $13,093    $15,645               $12,802

                                Average Annual Return(1)
                         1 Year       3 Year      Since Inception+

Balanced Portfolio,
managed by MVA            1.73%        7.28%             7.99%
                          -----        -----             -----

- - - S&P 500 Index     -9.09%        12.26%            13.64%
Salomon Brothers
- -    BIG Index(2)      11.63%        6.37%             7.31%

+Index is shown from the first full month since Portfolio's inception.

(1) "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Balanced Portfolio managed by Mississippi Valley Advisors (MVA) and the return on the investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

(2) The Salomon Brothers Broad Investment-Grade Bond Index (BIG) is a market-capitalized weighted index that includes fixed-rate Treasury, government sponsored, corporate (Baa3/BBB or better) and mortgage securities. The Index is not available for direct investment and does not reflect any expenses.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

                                       23

EQUITY INCOME PORTFOLIO                            FOR THE YEAR ENDED 12/31/00
MANAGED BY MISSISSIPPI VALLEY ADVISORS (FIRMCO)

LETTER TO POLICYHOLDERS

The year 2000 was one that most investors would like to forget. Two major factors conspired to bring stocks down in the last twelve months -- inflation and corporate earnings. However, The Equity Income Portfolio bucked the trend by generating a +14.64% return compared to the Standard & Poor 500(1) losing -9.1%, S&P 500/Barra Value Index(2) gaining +6.06% and the Russell 1000 Index(3) down -7.78%.
The fund maintained a fully invested portfolio for most of 2000 with financials, utilities, energy and healthcare, the largest sectors weights, accounting for over 55% of the portfolio's assets. These were also four of the top performing sectors in 2000. A big contributor to performance was also the underweight in the technology sector, with less than 8% of the portfolio exposed to the volatile price movements of these stocks.

As we look forward to 2001 we see economic growth in a range of 2% -- 3% with no recession, inflation decelerating to 2.5%, bonds yields and interest rates declining, and unemployment relatively low. All should prove positive for stocks and the market in general.

As stated a year ago, the value sector holds above average return potential going forward with many worldwide economies recovering as the U.S. economy attempts to pull off the soft landing as directed by the Federal Reserve.

JOSEPH BELEW
Portfolio Manager
MISSISSIPPI VALLEY ADVISORS
DIVISION OF FIRMCO

(1) The S&P 500 Index is an unmanaged index consisting of stocks of 500 of the largest U.S.-based companies. The Index does not include fees or expenses and is not available for direct investment.

(2) The S&P 500/BARRA Value Index is a capitalization-weighted index of all the stocks in the S&P 500 that have low price-to-book ratios.

(3) The Russell 1000 Index consists of the largest 1000 companies in the Russell 3000 Index. The Index represents the universe of large capitalization stocks from which most active money managers typically select. The Index does not include fees or expenses and is not available for direct investment.

TOP 10 PORTFOLIO HOLDINGS BY MARKET VALUE
As of 12/31/00

%                                                            of portfolio

USA Education, Inc.                                       3.5
Sungard Data Systems, Inc.                                2.7
Baxter International, Inc.                                2.6
Mellon Financial Corp.                                    2.4
Pharmacia Corp.                                           2.3
Federal National Mortgage Association                     2.3
Duke Energy Corp.                                         2.3
Masco Corp.                                               2.2
Comerica, Inc.                                            2.2
Heinz (H.J.), Co.                                         2.2

TOP 10 PORTFOLIO SECTORS (% of portfolio market value)
As of 12/31/00

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

FINANCIAL SERVICES             26.9%

Utilities                      11.2%
Energy                          9.7%
Consumer Staples                9.2%
Health Care                     9.2%
Consumer Cyclicals              8.7%
Basic Materials                 8.6%
Technology                      7.7%
Communications Services         4.6%
Capital Goods                   4.2%

                                       24

EQUITY INCOME PORTFOLIO                            FOR THE YEAR ENDED 12/31/00
MANAGED BY MISSISSIPPI VALLEY ADVISORS (FIRMCO)

LETTER TO POLICYHOLDERS (CONTINUED)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

EQUITY INCOME PORTFOLIO, MANAGED BY
MISSISSIPPI VALLEY ADVISORS VS. RUSSELL 1000
Growth Based on $10,000+

EQUITY INCOME PORTFOLIO,                 RUSSELL 1000

                     managed by MVA              Index
7/97                          $10,000          $10,000
9/97                          $10,900          $10,864
12/97                         $11,269          $11,192
3/98                          $12,656          $12,688
6/98                          $12,427          $12,992
9/98                          $11,266          $11,637
12/98                         $12,323          $14,187
3/99                          $12,354          $14,776
6/99                          $13,700          $15,845
9/99                          $12,631          $14,782
12/99                         $12,632          $17,155
3/00                          $12,225          $17,878
6/00                          $12,239          $17,292
9/00                          $13,426          $17,404
12/00                         $14,481          $15,817

                                        Average Annual Return(1)
                                 1 Year       3 Year      Since Inception+

Equity Income Portfolio,
managed by MVA                   14.64%        8.71%            11.14%
                                 ------        -----            ------

- -    Russell 1000 Index       -7.80%        12.22%            14.00%

+Index is shown from the first full month since Portfolio's inception.

(1) "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Equity Income Portfolio managed by Mississippi Valley Advisors (MVA) and the return on the investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

                                       25

GROWTH & INCOME EQUITY PORTFOLIO                   FOR THE YEAR ENDED 12/31/00
MANAGED BY MISSISSIPPI VALLEY ADVISORS (FIRMCO)

LETTER TO POLICYHOLDERS

The equity markets were extremely volatile during the twelve months ended December 31, 2000 as traditional valuation and fundamental business analysis replaced price-momentum as the winning stock market strategy. Momentum investing held center stage until the markets peaked in March, when value-oriented strategies began to significantly outperform the major market indexes. Benefiting from the shift to a more value-oriented market, the S&P 500/BARRA Value Index(1) returned +6.1% in 2000. The Growth and Income Equity Fund returned -5.66% during the year while the S&P 500 Index(2) earned -9.1%.

The fund's investment performance and sector weightings are compared to a custom benchmark. The custom benchmark is an equally weighted combination of the Standard and Poor's 500 Index and the Standard and Poor's 500 Barra Value Index. This combination results in a more evenly distributed sector allocation versus the S&P 500 Index alone. The financial and technology sectors account for approximately 20% of the custom benchmark while the capital goods, communication services, consumer cyclical, consumer staples, energy and healthcare sectors each account for nearly 10% of the benchmark. The Growth and Income Equity Portfolio remains focused on companies able to generate positive unit growth in an increasingly competitive environment. Utility holdings Duke Energy Corporation and Excelon Corporation are positioned to benefit from the trend toward increased deregulation of the power market. Duke has capitalized on this trend with its growing energy trading and marketing operations while Excelon has significant power generating capabilities. Although year-over-year growth in advertising expenditures is expected to slow from last year's dot-com driven levels, Interpublic Group's advertising services are a critical sales driver in a slowing economy. Pharmaceutical manufacturer Bristol-Myers Squibb Company is expected to benefit from strong demographic trends and an enhanced political outlook, as well as a new focused strategy of divesting non-core pharmaceutical assets and a potential blockbuster product launch in 2001 ( VanLev for hypertension).

Looking ahead, we expect extreme stock price volatility and vicious sector rotation to continue as economic growth slows and corporate earnings expectations are adjusted to reflect the slower growth environment. However, slower economic growth means interest rates and inflation expectations are likely to decline, creating a very favorable backdrop for the stock market. We believe a diversified portfolio strategy emphasizing companies with strong fundamentals and consistent, predictable earnings growth is the key to success.

LEON DODGE
MARIAN ZENTMYER
Portfolio Manager
MISSISSIPPI VALLEY ADVISORS
DIVISION OF FIRMCO

(1) The S&P 500/BARRA Value Index is a capitalization-weighted index of all the stocks in the S&P 500 that have low price-to-book ratios.

(2) The S&P 500 Index is an unmanaged index consisting of stocks of 500 of the largest U.S.-based companies. The Index does not include fees or expenses and is not available for direct investment.

TOP 10 PORTFOLIO HOLDINGS BY MARKET VALUE
As of 12/31/00

%                                                            of portfolio

USA Education, Inc.                                       4.3
Eli Lilly & Co.                                           3.2
Heinz (H.J.), Co.                                         2.8
USX -- Marathon Group                                     2.4
Citigroup, Inc.                                           2.2
Safeway, Inc.                                             1.9
General Electric Co.                                      1.9
Verizon Communications, Inc.                              1.9
McGraw-Hill Companies, Inc. (The)                         1.9
SBC Communications Corp.                                  1.9

TOP 10 PORTFOLIO SECTORS (% of portfolio market value)
As of 12/31/00

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

FINANCIAL SERVICES             18.6%

Technology                     15.3%
Consumer Staples               13.6%
Health Care                    11.0%
Utilities                       5.3%
Energy                          7.6%
Capital Goods                   7.3%
Consumer Cyclicals              7.1%
Other                           9.1%
Communications Services         5.1%

                                       26

GROWTH & INCOME EQUITY PORTFOLIO                    FOR THE YEAR ENDED 12/31/00
MANAGED BY MISSISSIPPI VALLEY ADVISORS (FIRMCO)

LETTER TO POLICYHOLDERS (CONTINUED)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH & INCOME EQUITY PORTFOLIO, MANAGED BY
MISSISSIPPI VALLEY ADVISORS VS. S&P 500 INDEX
Growth Based on $10,000+

GROWTH AND INCOME EQUITY PORTFOLIO,                   S&P 500

                                   managed by MVA        Index
7/97                                       $10,000    $10,000
9/97                                       $10,772    $10,749
12/97                                      $10,826    $11,057
3/98                                       $12,191    $12,600
6/98                                       $11,976    $13,016
9/98                                       $10,344    $11,721
12/98                                      $12,445    $14,217
3/99                                       $12,746    $14,925
6/99                                       $14,167    $15,978
9/99                                       $13,006    $14,981
12/99                                      $14,457    $17,210
3/00                                       $14,352    $17,604
6/00                                       $14,208    $17,137
9/00                                       $13,730    $16,973
12/00                                      $13,640    $15,645

                                        Average Annual Return(1)
                                 1 Year       3 Year      Since Inception+

Growth and Income Equity
Portfolio, managed by MVA       -5.66%         8.00%             9.25%
                                ------         -----             -----

- -    S&P 500 Index            -9.09%        12.26%            13.64%

+Index is shown from the first full month since Portfolio's inception.

(1) "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Growth and Income Equity Portfolio managed by Mississippi Valley Advisors (MVA) and the return on the investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

                                       27

Cova Series Trust
Small Cap Stock Portfolio
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)

SECURITY                                                         VALUE
DESCRIPTION                                         SHARES      (NOTE 1)
                                                    ------      --------

COMMON STOCKS - 93.9%
ADVERTISING - 0.6%
Getty Images, Inc.*...............................  14,300         $457,600
internet.com Corp.*................................. 6,600           39,187
Obie Media Corp.*.................................  14,100          108,394
                                                    ------          -------

                                                                    605,181

APPAREL RETAILERS - 1.4%
Abercrombie & Fitch Co.*..........................  21,200          424,000
Pacific Sunwear of California, Inc.*..............  38,000          973,750
                                                    ------          -------

                                                                  1,397,750

AUTOMOTIVE - 0.9%
Borg-Warner Automotive, Inc......................... 7,100          284,000
Monaco Coach Corp.*...............................  21,100          373,206
National R.V. Holdings, Inc.*.....................  18,500          213,906
                                                    ------          -------

                                                                    871,112

BANKING - 5.2%
American Capital Strategies, Ltd..................  11,000          277,062
AmeriCredit Corp.*................................  26,100          711,225
Bank United Corp..................................  14,900        1,015,994
City National Corp................................  15,800          613,237
Medallion Financial Corp..........................  28,700          419,737
MicroFinancial, Inc................................. 6,600           77,550
National Commerce Bancorp.........................  21,900          542,025
Net.B@nk, Inc.*...................................  31,000          203,437
NextCard, Inc.*...................................  38,300          306,400
Pacific Century Financial Corp....................  22,900          405,044
Waypoint Financial Corp.*.........................  18,400          202,400
Westamerica Bancorp................................. 7,800          335,400
                                                     -----          -------

                                                                  5,109,511

BEVERAGES, FOOD & TOBACCO - 0.9%
Keebler Foods Co..................................  21,100          874,331
                                                    ------          -------

BUILDING MATERIALS - 1.0%
Elcor Corp........................................  22,150          373,781
Omnicare, Inc.....................................  26,400          570,900
                                                    ------          -------

                                                                    944,681

CHEMICALS - 3.5%
Albemarle Corp....................................  26,100          645,975
Eden Bioscience Corp.*.............................. 5,200          155,675
Gentek, Inc.......................................  40,820          673,530
Georgia Gulf Corp.................................  40,600          692,737
Minerals Technologies, Inc.......................... 8,300          283,756
Wellman, Inc......................................  67,900          959,087
                                                    ------          -------

                                                                  3,410,760

COMMERCIAL SERVICES - 3.4%
Ciphergen Biosystems, Inc.*......................... 2,900           38,425
Core Laboratories N.V.*...........................  16,900          461,581
Deltagen, Inc.*...................................  13,600          141,950
DiamondCluster International, Inc. - Class A*.
11,100                                                              338,550
Diversa Corp.*...................................... 5,800          104,037
Exelixis, Inc.*..................................... 3,900           57,037

SECURITY                                                         VALUE
DESCRIPTION                                         SHARES      (NOTE 1)
                                                    ------      --------

COMMERCIAL SERVICES - CONTINUED
Isis Pharmaceuticals, Inc.*.......................  19,100         $202,938
Maxygen, Inc.*...................................... 5,100          124,950
MediChem Life Sciences, Inc.*.....................  10,100           46,712
On Assignment, Inc.*..............................  37,200        1,060,200
Trimeris, Inc.*..................................... 6,000          329,250
Wind River Systems, Inc.*.........................  13,400          457,275
                                                    ------          -------

                                                                  3,362,905

COMMUNICATIONS - 1.8%
Advanced Fibre Communications, Inc.*..............  32,000          578,000
Inet Technologies, Inc.*............................ 3,900          157,950
L-3 Communications Holdings, Inc.*.................. 5,900          454,300
Polycom, Inc.*...................................... 8,800          283,250
Turnstone Systems, Inc.*..........................  19,600          145,775
U.S. Wireless Corp.*..............................  23,100          101,062
Ulticom, Inc.*...................................... 2,600           88,562
                                                     -----           ------

                                                                  1,808,899

COMPUTER SOFTWARE & PROCESSING - 10.8%
Agile Software Corp.*.............................  13,100          646,812
Apropos Technology, Inc.*.........................  18,300          130,387
Certicom Corp.*...................................  20,400          415,650
Clarent Corp.*...................................... 8,000           90,500
Click2Learn.com, Inc.*............................  24,100          234,975
Corillian Corp.*..................................  15,000          180,000
DigitalThink, Inc.*...............................  33,200          566,475
E. Piphany, Inc.*................................... 4,500          242,719
Eclipsys Corp.*...................................  14,400          352,800
eFunds Corp.*.....................................  18,575          170,658
Espeed, Inc. - Class A*...........................  20,100          315,319
Informatica Corp.*................................  20,700          818,944
Innovative Solutions and Support, Inc.*............. 8,300          145,379
Internet Security Systems, Inc.*..................  14,500        1,137,344
Interwoven, Inc.*................................... 3,800          250,562
Metasolv Software, Inc.*..........................  14,000          127,750
Netegrity, Inc.*.................................... 8,550          464,906
Nuance Communications, Inc.*........................ 4,800          207,000
Peregrine Systems, Inc.*..........................  39,700          784,075
Precise Software Solutions Ltd.*.................... 7,800          193,050
Retek, Inc.*......................................  12,900          314,437
Saba Software, Inc.*..............................  24,600          387,450
SafeNet, Inc.*...................................... 3,700          173,900
SeeBeyond Technology Corp.*.......................  13,700          140,425
SmartForce Plc (ADR)*.............................  13,900          522,119
Source Information Management Co. (The)*
31,600                                                              118,500
SynQuest, Inc.*...................................  15,500          114,312
Tumbleweed Communications Corp.*..................  21,600          369,563
Watchguard Technologies, Inc.*...................... 9,500          300,437
WebTrends Corp.*..................................  15,800          457,212
Witness Systems, Inc.*............................  18,000          243,000
                                                    ------          -------

                                                                 10,616,660

                             See notes to financial statements
                                               28

Cova Series Trust
Small Cap Stock Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)

SECURITY                                                         VALUE
DESCRIPTION                                         SHARES      (NOTE 1)
                                                    ------      --------

COMPUTERS & INFORMATION - 0.3%
M-Systems Flash Disk Pioneer Ltd.*................  19,200         $267,600
                                                    ------         --------

CONTAINERS & PACKAGING - 0.9%
Pactiv Corp.*.....................................  69,500          860,062
                                                    ------          -------

COSMETICS & PERSONAL CARE - 0.9%
Alberto-Culver Co. - Class B......................  21,200          907,625
                                                    ------          -------

ELECTRIC UTILITIES - 2.9%
Cleco Corp........................................  28,800        1,576,800
CMS Energy Corp...................................  39,300        1,245,319
                                                    ------        ---------

                                                                  2,822,119

ELECTRICAL EQUIPMENT - 0.8%
Active Power, Inc.*...............................  15,000          329,062
Capstone Turbine Corp.*...........................  13,800          386,398
Wilson Greatbatch Technologies, Inc.*............... 3,300           93,225
                                                     -----           ------

                                                                    808,685

ELECTRONICS - 4.4%
Alliance Fiber Optic Products, Inc.*................ 8,500           51,000
AXT, Inc.*........................................  14,200          469,487
C-Cube Microsystems, Inc.*........................  39,200          482,650
Caliper Technologies Corp.*......................... 4,900          230,300
DDi Corp.*.......................................... 9,700          264,325
Exar Corp.*.......................................  31,800          985,304
Garmin Ltd.*......................................  13,400          264,650
hi/fn, Inc.*......................................  17,400          478,500
JNI Corp.*.......................................... 6,400          145,200
Oplink Communications, Inc.*......................  21,800          391,037
Power-One, Inc.*.................................... 8,400          330,225
Silicon Image, Inc.*..............................  46,600          253,387
                                                    ------          -------

                                                                  4,346,065

ENTERTAINMENT & LEISURE - 2.3%
Adolor Corp.*....................................... 5,700          125,400
American Classic Voyages Co.*.....................  16,700          233,800
Anchor Gaming*....................................  21,800          850,200
Concord Camera Corp.*.............................  20,700          341,550
Lexar Media, Inc.*................................  26,800           25,125
Penn National Gaming, Inc.*.......................  22,300          227,181
WMS Industries, Inc.*.............................  21,400          430,675
                                                    ------          -------

                                                                  2,233,931

FINANCIAL SERVICES - 4.3%
Allied Capital Corp...............................  53,100        1,108,462
American Home Mortgage Holdings, Inc.*............  17,800           84,550
Ameritrade Holding Corp.*.........................  56,600          396,200
Doral Financial Corp..............................  27,100          655,481
Heller Financial, Inc.............................  36,900        1,132,369
Irwin Financial Corp................................ 3,400           72,037
Ocwen Financial Corp.*............................  32,500          207,188
Southwest Securities Group, Inc..................... 9,610          248,659

SECURITY                                                         VALUE
DESCRIPTION                                         SHARES      (NOTE 1)
                                                    ------      --------

FINANCIAL SERVICES - CONTINUED
W.P. Stewart & Co., Ltd.*.........................  10,700         $278,200
Web Street, Inc.*.................................  10,400            8,776
                                                    ------            -----

                                                                  4,191,922

FOREST PRODUCTS & PAPER - 1.7%
Buckeye Technologies, Inc.*.......................  46,500          653,906
Caraustar Industries, Inc.........................  47,500          445,313
Universal Forest Products, Inc....................  39,600          524,700
                                                    ------          -------

                                                                  1,623,919

HEALTH CARE PROVIDERS - 1.2%
Accredo Health, Inc.*............................... 6,950          348,803
Specialty Laboratories, Inc.*....................... 2,000           66,250
Triad Hospitals, Inc.*............................  21,900          713,119
                                                    ------          -------

                                                                  1,128,172

HEAVY CONSTRUCTION - 0.8%
McDermott International, Inc......................  74,400          799,800
                                                    ------          -------

HEAVY MACHINERY - 2.0%
Applied Industrial Technologies, Inc................ 4,800           98,700
Flowserve Corp.*..................................  14,700          314,213
IDEXX Corp........................................  13,100          433,938
Kennametal, Inc...................................  18,600          541,725
Optimal Robotics Corp.*...........................  17,500          587,344
                                                    ------          -------

                                                                  1,975,920

HOUSEHOLD PRODUCTS - 0.3%
Gentex Corp.*.....................................  13,100          243,988
                                                    ------          -------

INDUSTRIAL - DIVERSIFIED - 3.1%
Millipore Corp...................................... 5,000          315,000
Shaw Group, Inc.*.................................  26,600        1,330,000
Symyx Technologies, Inc.*.........................  16,500          594,000
Valmont Industries, Inc...........................  40,800          749,700
                                                    ------          -------

                                                                  2,988,700

INSURANCE - 4.2%
American Physicians Capital, Inc.*................  14,700          243,469
Hooper Holmes, Inc................................  57,900          640,374
MIIX Group, Inc..................................... 3,700           27,750
Nationwide Financial Services, Inc. - Class A.
15,400                                                              731,500
Protective Life Corp..............................  34,500        1,112,625
StanCorp Financial Group, Inc.....................  15,900          759,225
W.R. Berkley Corp.................................  13,300          627,594
                                                    ------          -------

                                                                  4,142,537

LODGING - 0.5%
Station Casinos, Inc.*............................  35,700          533,269
                                                    ------          -------

MEDIA - BROADCASTING & PUBLISHING - 0.9%
Hearst-Argyle Television, Inc.*...................  25,100          512,981
Insight Communications Co., Inc.*.................  17,300          406,550
                                                    ------          -------

                                                                    919,531

MEDICAL SUPPLIES - 5.0%
August Technology Corp.*..........................  18,200          235,463
Bruker Daltonics, Inc.*............................. 6,500          153,156

                             See notes to financial statements
                                               29

Cova Series Trust
Small Cap Stock Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)

SECURITY                                                         VALUE
DESCRIPTION                                         SHARES      (NOTE 1)
                                                    ------      --------

MEDICAL SUPPLIES - CONTINUED
Cyberonics, Inc.*.................................  21,700         $504,525
Enzon, Inc.*......................................  10,200          633,038
Harvard Bioscience, Inc.*........................... 8,000           79,000
i-STAT Corp.*.....................................  24,000          634,500
Meade Instruments Corp.*..........................  28,000          183,750
Mettler-Toledo International, Inc.*...............  17,100          929,813
Molecular Devices Corp.*............................ 8,800          602,250
Physiometrix, Inc.*...............................  10,700          170,531
Priority Healthcare Corp. - Class B*................ 6,500          265,281
STAAR Surgical Co.*...............................  30,500          383,156
Transgenomic, Inc.*................................. 8,800           92,400
                                                     -----           ------

                                                                  4,866,863

METALS - 0.8%
Gulf Island Fabrication, Inc.*....................  12,600          229,163
Mueller Industries, Inc.*.........................  20,800          557,700
                                                    ------          -------

                                                                    786,863

OIL & GAS - 6.3%
Abraxas Petroleum Corp.*..........................  19,000           83,125
Atmos Energy Corp.................................  31,100          758,063
Evergreen Resources, Inc.*.......................... 8,500          328,313
Global Industries, Ltd.*..........................  18,600          254,588
Kinder Morgan, Inc................................  15,300          798,469
National-Oilwell, Inc.*...........................  36,400        1,408,225
Newfield Exploration Co.*.........................  25,200        1,195,425
Spinnaker Exploration Co.*........................  24,200        1,028,500
Westport Resources Corp.*.........................  16,200          355,388
                                                    ------          -------

                                                                  6,210,096

PHARMACEUTICALS - 8.6%
3 Dimensional Pharmaceuticals, Inc.*................ 4,400           65,175
Abgenix, Inc.*....................................  11,500          679,219
Akorn, Inc.*......................................  33,800          221,813
Arena Pharmaceuticals, Inc.*........................ 4,200           65,100
Bindley Western Industries, Inc...................  18,700          777,219
Charles River Laboratories Intl., Inc.*.
17,100                                                              468,113
COR Therapeutics, Inc.*............................. 9,700          341,319
Durect Corp.*....................................... 3,700           44,400
Gilead Sciences, Inc.*.............................. 5,600          464,450
Human Genome Sciences, Inc.*........................ 6,200          429,738
IDEC Pharmaceuticals Corp.*......................... 2,200          417,038
ImmunoGen, Inc.*.................................... 6,000          128,625
Inhale Therapeutic Systems, Inc.*.................  13,817          697,759
Ligand Pharmaceuticals, Inc. - Class B*.
53,600                                                              750,400
Medarex, Inc.*....................................  22,900          933,175
Neurocrine Biosciences, Inc.*.....................  16,100          533,313
OSI Pharmaceuticals, Inc.*.......................... 3,000          240,375
POZEN, Inc.*......................................  13,888          253,456
Vertex Pharmaceuticals, Inc.*.....................  12,900          922,350
                                                    ------          -------

                                                                  8,433,037

SECURITY                                                         VALUE
DESCRIPTION                                         SHARES      (NOTE 1)
                                                    ------      --------

REAL ESTATE - 4.3%
Catellus Development Corp.*.......................  17,500         $306,250
Centerpoint Properties Corp. (REIT)...............  14,500          685,125
CoStar Group, Inc.*................................. 8,600          203,175
Cousins Properties, Inc. (REIT)...................  30,100          840,919
General Growth Properties, Inc. (REIT)............  13,300          481,294
Manufactured Home Communities, Inc. (REIT)
11,800                                                              342,200
Mission West Properties, Inc. (REIT)..............  24,600          341,325
Post Properties, Inc. (REIT)......................  25,567          960,360
                                                    ------          -------

                                                                  4,160,648

RESTAURANTS - 0.1%
California Pizza Kitchen, Inc.*..................... 5,100          144,075
                                                     -----          -------

RETAILERS - 1.2%
BJ's Wholesale Club, Inc.*.......................... 6,900          264,788
Cost Plus, Inc.*..................................  18,000          528,750
School Specialty, Inc.*...........................  16,800          337,050
                                                    ------          -------

                                                                  1,130,588

TELEPHONE SYSTEMS - 1.2%
Boston Communications Group, Inc.*.................. 3,200           89,200
ECtel Ltd.*.......................................  11,900          136,106
Flag Telecom Holdings Ltd.*.......................  41,600          260,000
IBasis, Inc.*.....................................  25,100          103,538
ITXC Corp.*.......................................  19,300          133,894
SBA Communications Corp.*........................... 5,200          213,525
TeleCommunication Systems, Inc.*.................... 8,400           28,350
Wireless Facilities, Inc.*.......................... 4,500          163,125
                                                     -----          -------

                                                                  1,127,738

TEXTILES, CLOTHING & FABRICS - 1.7%
Coach, Inc.*........................................ 9,300          267,375
Genesco, Inc.*....................................  39,900          975,056
Skechers U.S.A., Inc.*............................  11,700          181,350
Vans, Inc.*.......................................  14,100          238,819
                                                    ------          -------

                                                                  1,662,600

TRANSPORTATION - 3.7%
C.H. Robinson Worldwide, Inc......................  27,900          877,106
GATX Corp.........................................  14,300          713,213
Skywest, Inc......................................  31,400          902,750
Werner Enterprises, Inc...........................  46,475          790,075
Willis Lease Finance Corp.*.......................  34,400          344,000
                                                    ------          -------

                                                                  3,627,144

Total Common Stocks (Cost $85,870,216)                           91,945,287
                                                                 ----------

CONVERTIBLE PREFERRED STOCKS - 0.1%
FINANCIAL SERVICES - 0.1%
Amcv Capital Trust I (Cost $195,000)*.............  3,900           108,225
                                                    -----           -------

                             See notes to financial statements
                                               30

Cova Series Trust
Small Cap Stock Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)

PAR                          SECURITY                               VALUE
AMOUNT                    DESCRIPTION                             (NOTE 1)
                          -----------                             --------

PAR            SHORT-TERM INVESTMENTS - 11.8%
$393,582       American Express II, 6.63%,
                  due 01/18/01(a)...................                 $393,582
787,163        Bank of America, 6.67%, due
                  03/22/01(a).......................                  787,163
787,162        Bank of Montreal, 6.563%, due
                  01/05/01(a).......................                  787,162
2,361,485      Bank of Nova Scotia, 6.67%,
                  due 01/05/01(a)...................                2,361,485
787,162        Bank of Nova Scotia I, 6.63%,
                  due 01/19/01(a)...................                  787,162
1,574,323      Bayerische Hypovereinsbank,
                  5.50%, due 01/02/01(a)............                1,574,323
371,525        Bayerische Hypovereinsbank I,
                  6.63%, due 02/01/01(a)............                  371,525
393,583        First Union National Bank,
                  6.67%, due 05/09/01(a)............                  393,583
925,630        Fleet National Bank, 6.85%,
                  due 04/30/01(a)...................                  925,630
834,960        Goldman Sachs, 6.71%, due
                  02/13/01(a).......................                  834,960
2,361,485      Merrimac Cash Fund-Premium
                  Class, 6.50%, due
                  01/02/01(a).......................                2,361,485
                  ------------                                      ---------

Total Short-Term Investments
(Cost $11,578,060)                                                 11,578,060
                                                                   ----------

TOTAL INVESTMENTS - 105.8%
(Cost $97,643,276)                                                  103,631,572

               Other Assets and Liabilities (net) -
               (5.8%)                                              (5,688,299)
               ------                                              -----------


TOTAL NET ASSETS - 100.0%                                           $97,943,273
                                                                    ===========


                              PORTFOLIO FOOTNOTES:

*       Non-income producing security.


(a) Represents investment of collateral received from securities lending transactions.

  ADR - American Depositary Receipt

  REIT - Real Estate Investment Trust

  See notes to financial statements
                                       31

Cova Series Trust Quality Bond Portfolio  PORTFOLIO OF INVESTMENTS  DECEMBER 31,
2000 (PERCENTAGE OF NET ASSETS)

PAR                          SECURITY                                             VALUE
AMOUNT                    DESCRIPTION                 COUPON     MATURITY       (NOTE 1)
                          -----------                 ------     --------       --------
               DOMESTIC BONDS & DEBT
                  SECURITIES - 96.4%
               ASSET BACKED SECURITIES - 17.1%
$2,500,000     AmeriCredit Auto Receivable            5.960%     03/12/2006      $2,510,587
                  Trust 1999-B A4.
2,500,000      Associates Automobile                  6.820%     02/15/2005       2,521,330
                  Receivables Trust.
1,500,000      Carco Auto Loan Master                 5.780%     03/15/2004       1,498,013
                  Trust.
360,000        Citibank Credit Card Master            5.500%     02/15/2006         355,602
                  Trust.
1,230,000      Citibank Credit Card Master            6.150%     03/10/2011       1,203,468
                  Trust.
2,500,000      Dailmer-Benz Vehicle Trust...........  5.220%     12/22/2003       2,476,763
1,500,000      First USA Credit Card Master           6.420%     03/17/2005       1,514,018
                  Trust.
340,000        Fleet Credit Card Master               7.020%     02/15/2008         354,630
                  Trust.
60,000         MBNA Master Credit Card                6.900%     01/15/2008          62,292
                  Trust.
595,000        Money Store Home Equity Trust          6.485%     12/15/2038         595,455
                  (The).
500,000        Peco Energy Transition                 5.800%     03/01/2007         495,088
                  Trust.
915,000        Residential Asset Securities           7.365%     09/25/2016         918,742
                  Corp
915,000        Residential Asset Securities           7.355%     01/25/2026         932,592
                  Corp
450,000        UBS PFD Funding Trust................  8.622%     10/29/2049         473,228
               ----------------------                 ------     ----------         -------

                                                                                 15,911,808

               AUTOMOTIVE - 0.6%
625,000        Ford Motor Credit Co.................  5.750%     02/23/2004         605,411
               --------------------                   ------     ----------         -------

               BANKING - 4.5%
450,000        Capital One Bank.....................  8.250%     06/15/2005         455,537
920,000        First Union National Bank............  7.800%     08/18/2010         950,635
225,000        Fleet Capital Ltd....................  7.920%     12/11/2026         209,784
415,000        ING Capital Funding Trust              8.439%     12/31/2049         423,054
                  III.
600,000        Qwest Capital Funding                  7.750%     08/15/2006         614,089
                  (144A)(a).
1,500,000      Wachovia Corp........................  6.700%     06/21/2004       1,514,457
               --------------                         ------     ----------       ---------

                                                                                  4,167,556

               BEVERAGES, FOOD & TOBACCO - 0.2%
175,000        Smithfield Foods, Inc................  7.625%     02/15/2008         164,281
               ----------------------                 ------     ----------         -------

               COLLATERALIZED MORTGAGE OBLIGATIONS - 18.8%
211,463        Banc of America Commercial             7.109%     11/15/2008         219,604
                  Mortgage, Inc.
2,400,000      Chase Manhattan Bank - First           7.439%     07/15/2009       2,547,732
                  Union National
1,980,000      Commercial Mortgage Acceptance         6.030%     03/15/2008       1,949,855
                  Corp
715,000        Credit Suisse First Boston             7.290%     09/15/2009         753,942
                  Mortgage Securities Corp
2,000,000      Credit Suisse First Boston             7.545%     04/15/2010       2,137,604
                  Mortgage Securities Corp
1,905,315      First Nationwide Trust...............  6.500%     10/19/2029       1,846,694
1,655,000      First Union Commercial                 6.070%     10/15/2008       1,629,743
                  Mortgage
240,000        First Union-Lehman Brothers            6.600%     05/18/2007         244,032
                  Co
1,730,000      First Union-Lehman Brothers            6.650%     12/18/2007       1,764,479
                  Co
1,500,000      Morgan Stanley Capital,                6.170%     10/03/2008       1,477,185
                  Inc.
2,800,000      Nationslink Funding Corp.............  6.316%     11/20/2008       2,799,115
175,000        PNC Mortgage Acceptance                7.300%     09/12/2010         184,326
                  Corp

                                                                                 17,554,311

               COMMUNICATIONS - 1.0%
985,000        Tele-Communications TCI                7.875%     02/15/2026         965,052
                  Group.

               ELECTRIC SERVICES - 0.5%
480,000        Dominion Resources, Inc..............  7.625%     07/15/2005         501,136
               ------------------------               ------     ----------         -------

               ELECTRIC UTILITIES - 0.3%
275,000        Xcel Energy, Inc.....................  7.000%     12/01/2010         273,172
               ----------------                       ------     ----------         -------

               FINANCIAL SERVICES - 1.9%
1,800,000      General Motors Acceptance              6.850%     06/17/2004       1,800,785
                  Corp

                             See notes to financial statements
                                               32

Cova Series Trust
Quality Bond Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)

PAR                          SECURITY                                             VALUE
AMOUNT                    DESCRIPTION                 COUPON     MATURITY       (NOTE 1)
                          -----------                 ------     --------       --------

               FOOD RETAILERS - 0.3%
$275,000       Kroger Co............................  7.250%     06/01/2009        $280,974
               ----------                             ------     ----------        --------

               INSURANCE - 0.7%
600,000        AXA..................................  8.600%     12/15/2030         619,535
               ----                                   ------     ----------         -------

               LODGING - 0.1%
110,000        Felcor Lodging LP....................  9.500%     09/15/2008         109,450
               ------------------                     ------     ----------         -------

               MEDIA - BROADCASTING & PUBLISHING - 2.0%
450,000        Clear Channel Communications,          7.875%     06/15/2005         468,157
                  Inc.
455,000        Cox Communications, Inc..............  7.750%     11/01/2010         473,329
250,000        Fox Liberty Networks LLC.............  8.875%     08/15/2007         256,250
600,000        News America Holdings, Inc...........  8.500%     02/15/2005         623,763
30,000         News America Holdings, Inc...........  7.700%     10/30/2025          27,336
               --------------------------             ------     ----------          ------

                                                                                  1,848,835

               OIL & GAS - 1.8%
200,000        Dynegy, Inc..........................  6.875%     07/15/2002         200,145
450,000        Dynegy, Inc..........................  7.450%     07/15/2006         461,161
500,000        Sonat, Inc...........................  7.625%     07/15/2011         519,000
430,000        Tosco Corp...........................  8.125%     02/15/2030         464,478
               ----------                             ------     ----------         -------

                                                                                  1,644,784

               RETAILERS - 0.3%
230,000        Lowe's Co., Inc......................  7.500%     12/05/2005         234,861
               ----------------                       ------     ----------         -------

               TELEPHONE SYSTEMS - 1.4%
680,000        British Telecom Plc..................  8.125%     12/15/2010         690,364
250,000        Global Crossing Ltd..................  9.125%     11/15/2006         240,625
455,000        Liberty Media Group..................  8.250%     02/01/2030         416,185
               --------------------                   ------     ----------         -------

                                                                                  1,347,174

               U.S. GOVERNMENT AGENCY - 8.5%
1,650,000      Federal Home Loan Mortgage             6.875%     09/15/2010       1,762,215
                  Corp
3,064,000      Federal National Mortgage              7.000%     07/15/2005       3,218,711
                  Association.
2,297,000      Federal National Mortgage              7.125%     06/15/2010       2,491,650
                  Association.
402,000        Federal National Mortgage              7.125%     01/15/2030         450,172
                  Association.

                                                                                  7,922,748

               U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES - 24.7%
17,624         Federal Home Loan Mortgage             8.000%     09/01/2008          18,318
                  Corp
822,679        Federal National Mortgage              6.500%     06/01/2014         822,568
                  Association.
74,330         Federal National Mortgage              6.500%     08/01/2014          74,320
                  Association.
25,679         Federal National Mortgage              6.500%     09/01/2014          25,675
                  Association.
208,349        Federal National Mortgage              6.500%     09/01/2014         208,320
                  Association.
111,288        Federal National Mortgage              6.500%     12/01/2014         111,273
                  Association.
607,056        Federal National Mortgage              6.500%     12/01/2014         606,974
                  Association.
87,238         Federal National Mortgage              6.500%     01/01/2015          87,226
                  Association.
806,616        Federal National Mortgage              6.500%     02/01/2015         806,507
                  Association.
336,757        Federal National Mortgage              7.000%     03/01/2015         340,290
                  Association.
868,660        Federal National Mortgage              7.000%     03/01/2015         877,772
                  Association.
810,933        Federal National Mortgage              7.000%     03/01/2015         819,440
                  Association.
775,081        Federal National Mortgage              7.000%     04/01/2015         783,211
                  Association.
19,200         Federal National Mortgage              8.500%     07/01/2019          19,741
                  Association.
355,583        Federal National Mortgage              7.500%     12/01/2022         360,724
                  Association.
785,023        Federal National Mortgage              7.000%     06/01/2028         786,176
                  Association.
385,519        Federal National Mortgage              6.000%     07/01/2028         373,058
                  Association.
390,968        Federal National Mortgage              7.000%     08/01/2028         391,542
                  Association.
784,786        Federal National Mortgage              7.000%     09/01/2028         785,938
                  Association.

                             See notes to financial statements
                                               33

Cova Series Trust
Quality Bond Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)

PAR                          SECURITY                                             VALUE
AMOUNT                    DESCRIPTION                 COUPON     MATURITY       (NOTE 1)
                          -----------                 ------     --------       --------

               U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES - CONTINUED
$79,862        Federal National Mortgage              6.000%     10/01/2028         $77,281
                  Association.
300,754        Federal National Mortgage              6.000%     12/01/2028         291,032
                  Association.
721,938        Federal National Mortgage              7.000%     08/01/2029         722,998
                  Association.
417,403        Federal National Mortgage              7.000%     08/01/2029         418,016
                  Association.
59,757         Federal National Mortgage              7.000%     09/01/2029          59,845
                  Association.
498,420        Federal National Mortgage              7.500%     09/01/2029         505,626
                  Association.
630,925        Federal National Mortgage              7.500%     09/01/2029         640,046
                  Association.
361,353        Federal National Mortgage              7.500%     10/01/2029         366,577
                  Association.
541,931        Federal National Mortgage              7.500%     10/01/2029         549,766
                  Association.
542,843        Federal National Mortgage              7.500%     10/01/2029         550,691
                  Association.
24,931         Federal National Mortgage              7.000%     12/01/2029          24,967
                  Association.
34,106         Federal National Mortgage              7.000%     12/01/2029          34,156
                  Association.
77,266         Federal National Mortgage              7.500%     01/01/2030          78,383
                  Association.
899,748        Federal National Mortgage              7.000%     02/01/2030         901,070
                  Association.
323,744        Federal National Mortgage              7.000%     02/01/2030         324,219
                  Association.
26,921         Federal National Mortgage              7.000%     03/01/2030          26,961
                  Association.
45,353         Federal National Mortgage              7.000%     04/01/2030          45,420
                  Association.
419,302        Federal National Mortgage              7.500%     04/01/2030         425,365
                  Association.
914,769        Federal National Mortgage              7.000%     05/01/2030         916,113
                  Association.
523,421        Federal National Mortgage              7.000%     07/01/2030         524,189
                  Association.
432,280        Federal National Mortgage              7.500%     07/01/2030         438,530
                  Association.
368,049        Federal National Mortgage              7.500%     07/01/2030         373,370
                  Association.
771,444        Federal National Mortgage              7.500%     07/01/2030         782,598
                  Association.
670,143        Federal National Mortgage              7.000%     08/01/2030         671,128
                  Association.
254,975        Federal National Mortgage              7.000%     12/01/2030         255,350
                  Association.
32,367         Government National Mortgage           9.000%     01/15/2020          33,588
                  Association.
60,359         Government National Mortgage           7.500%     02/15/2027          61,370
                  Association.
2,514,156      Government National Mortgage           6.500%     12/15/2028       2,487,888
                  Association.
498,502        Government National Mortgage           7.000%     07/15/2029         500,771
                  Association.
124,622        Government National Mortgage           7.000%     11/15/2029         125,189
                  Association.
394,261        Government National Mortgage           7.000%     02/15/2030         396,055
                  Association.
404,730        Government National Mortgage           7.000%     05/15/2030         406,573
                  Association.
676,122        Government National Mortgage           7.000%     05/15/2030         679,200
                  Association.

                                                                                 22,993,404

               U.S. TREASURY SECURITIES - 11.7%
2,670,000      U.S. Treasury Bond(b)................  8.875%     02/15/2019       3,669,723
4,378,000      U.S. Treasury Bond...................  6.750%     08/15/2026       5,060,014
335,000        U.S. Treasury Bond...................  6.500%     11/15/2026         376,367
10,000         U.S. Treasury Bond...................  5.250%     02/15/2029           9,605
380,000        U.S. Treasury Bond...................  6.125%     08/15/2029         413,963
900,000        U.S. Treasury Note...................  6.750%     05/15/2005         958,245
300,000        U.S. Treasury Note...................  8.000%     11/15/2021         388,266
               ------------------                     ------     ----------         -------

                                                                                 10,876,183

               Total Domestic Bonds & Debt                                       89,821,460
                  Securities (Cost
                   $86,642,952)

               FOREIGN BONDS & DEBT
                  SECURITIES - 2.3%
               ARGENTINA - 0.0%
25,000         Argentina (Republic of)                   11.375% 01/30/2017          22,337
                  (Global)

               CANADA - 0.3%
250,000        Quebec Province (Global).............  7.500%     09/15/2029         270,152
               ------------------------               ------     ----------         -------

               CHANNEL ISLANDS - 0.5%
420,000        HSBC Capital Funding (144A)               10.176% 12/29/2049         484,307
                  (Yankee)(a).

                             See notes to financial statements
                                               34

Cova Series Trust
Quality Bond Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)

PAR                          SECURITY                                             VALUE
AMOUNT                    DESCRIPTION                 COUPON     MATURITY       (NOTE 1)
                          -----------                 ------     --------       --------

               COLOMBIA - 0.0%
$50,000        Colombia (Republic of)                 9.750%     04/23/2009         $42,125
                  (Global)

               MEXICO - 0.1%
20,000         United Mexican States................     10.375% 02/17/2009          21,920
20,000         United Mexican States Series A         9.875%     02/01/2010          21,510
                  (Global)

                                                                                     43,430

               NETHERLANDS - 1.4%
435,000        Deutsche Telekom Finance B.V.          8.250%     06/15/2030         430,905
                  (Global)
330,000        Koninklijke KPN N.V. (144A)            8.375%     10/01/2030         288,304
                  (U.S.$)(a)
250,000        KPNQwest B.V. (Yankee)...............  8.125%     06/01/2009         221,250
325,000        Telefonica Europe B.V.                 7.750%     09/15/2010         329,561
                  (Global)

                                                                                  1,270,020

               PERU - 0.0%
10,000         Peru (Republic of) PDI                 4.500%     03/07/2017           6,497
                  (U.S.$).

               QATAR - 0.0%
20,000         Qatar (State of) (U.S.$).............  9.750%     06/15/2030          20,194
               ------------------------               ------     ----------          ------

               Total Foreign Bonds & Debt                                         2,159,062
                  Securities (Cost $2,167,423)

               SHORT-TERM INVESTMENTS - 4.4%
139,111        American Express II, 6.63%, due 01/18/01(c)..................        139,111
278,221        Bank of America, 6.67%, due 03/22/01(c)......................        278,221
278,221        Bank of Montreal, 6.563%, due 01/05/01(c)....................        278,221
834,664        Bank of Nova Scotia, 6.67%, due 01/05/01(c)..................        834,664
278,221        Bank of Nova Scotia I, 6.63%, due 01/19/01(c)................        278,221
556,442        Bayerische Hypovereinsbank, 5.50%, due                               556,442
                  01/02/01(c).
131,112        Bayerische Hypovereinsbank I, 6.63%, due                             131,112
                  02/01/01(c).
139,110        First Union National Bank, 6.67%, due                                139,110
                  05/09/01(c).
343,532        Fleet National Bank, 6.85%, due 04/30/01(c)..................        343,532
278,952        Goldman Sachs, 6.71%, due 02/13/01(c)........................        278,952
834,664        Merrimac Cash Fund-Premium Class, 6.50%, due                         834,664
                  01/02/01(c).

Total Short-Term Investments                                                      4,092,250
                  (Cost $4,092,250)

TOTAL INVESTMENTS - 103.1%
               (Cost $92,902,625)                                                96,072,772

Other Assets and Liabilities (net) -
               (3.1%)                                                          (2,868,752)
               ------                                                          -----------


TOTAL NET ASSETS - 100.0%                                                       $93,204,020
                                                                                ===========


                              PORTFOLIO FOOTNOTES:

(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(b)  Held as collateral for open futures contracts.

(c) Represents investment of collateral received from securities lending transactions.

     Yankee - U.S. Dollar denominated bonds issued by non-U.S. companies in the U.S.

  See notes to financial statements
                                       35

Cova Series Trust
Quality Bond Portfolio
PORTFOLIO COMPOSITION BY CREDIT QUALITY (UNAUDITED)
DECEMBER 31, 2000

The following table summarizes the portfolio composition of long-term debt holdings at December 31, 2000, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

PORTFOLIO COMPOSITION BY CREDIT QUALITY

RATINGS%                                       OF PORTFOLIO
U.S. Gov't and Agency Obligations                   43.4%
AAA                                                 33.1
AA                                                   0.5
A                                                   11.0
BBB                                                  6.8
BB                                                   0.9
NR                                                   4.3
                                                     ---


                                                   100.0%


Note: NR = Not Rated
                        See notes to financial statements
                                       36

Cova Series Trust Select Equity Portfolio PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000 (PERCENTAGE OF NET ASSETS)

SECURITY                                                          VALUE
DESCRIPTION                                         SHARES       (NOTE 1)
                                                    ------       --------

COMMON STOCKS - 99.3%
APPAREL RETAILERS - 0.7%
Abercrombie & Fitch Co.*............................ 52,900       $1,058,000
Gap Store, Inc...................................... 17,200          438,600
                                                     ------          -------

                                                                   1,496,600

AUTOMOTIVE - 0.9%
Ford Motor Co....................................... 28,199          660,914
Lear Corp.*......................................... 57,000        1,414,312
                                                     ------        ---------

                                                                   2,075,226

BANKING - 5.4%
AmSouth Bancorp..................................... 55,700          849,425
Bank One Corp....................................... 60,600        2,219,475
Capital One Financial Corp.......................... 41,100        2,704,894
First Union Corp.................................... 47,800        1,329,437
Firstar Corp........................................ 65,000        1,511,250
Southtrust Corp..................................... 26,300        1,070,081
U.S. Bancorp........................................ 92,000        2,685,250
                                                     ------        ---------

                                                                  12,369,812

BEVERAGES, FOOD & TOBACCO - 3.3%
Coca-Cola Co. (The)................................. 16,800        1,023,750
Pepsico, Inc........................................ 25,500        1,263,844
Philip Morris Co., Inc............................  116,000        5,104,000
                                                    -------        ---------

                                                                   7,391,594

CHEMICALS - 1.4%
Air Products & Chemicals, Inc....................... 42,110        1,726,510
Praxair, Inc........................................ 34,040        1,510,525
                                                     ------        ---------

                                                                   3,237,035

COMMERCIAL SERVICES - 0.3%
Cendant Corp.*...................................... 59,675          574,372
                                                     ------          -------

COMMUNICATIONS - 4.9%
Cisco Systems, Inc.*..............................  182,400        6,976,800
Corning, Inc........................................ 19,800        1,045,687
Corvis Corp.*....................................... 23,200          552,450
JDS Uniphase Corp.*................................. 32,700        1,363,181
Lucent Technologies, Inc............................ 38,745          523,057
Nortel Networks Corp................................ 24,200          775,912
                                                     ------          -------

                                                                  11,237,087

COMPUTER SOFTWARE & PROCESSING - 7.9%
America Online, Inc.*............................... 92,000        3,201,600
Automatic Data Processing, Inc...................... 23,500        1,487,844
Citrix Systems, Inc.*............................... 31,400          706,500
Microsoft Corp.*..................................  116,000        5,031,500
NCR Corp.*.......................................... 33,800        1,660,425
Oracle Corp.*.....................................  129,500        3,763,594
Parametric Technology Corp.*........................ 98,600        1,324,937
VERITAS Software Corp.*.............................. 8,394          734,475
                                                      -----          -------

                                                                  17,910,875

COMPUTERS & INFORMATION - 5.3%
Compaq Computer Corp................................ 50,200          755,510

SECURITY                                                          VALUE
DESCRIPTION                                         SHARES       (NOTE 1)
                                                    ------       --------

COMPUTERS & INFORMATION - CONTINUED
Dell Computer Corp.*................................ 47,500         $828,281
EMC Corp.*.......................................... 43,300        2,879,450
International Business Machines Corp................ 11,700          994,500
Quantum Corp. - DLT & Storage Systems*............  112,500        1,497,656
Sun Microsystems, Inc.*...........................  182,500        5,087,187
                                                    -------        ---------

                                                                  12,042,584

COSMETICS & PERSONAL CARE - 1.3%
Gillette Co......................................... 84,600        3,056,175
                                                     ------        ---------

ELECTRIC UTILITIES - 2.6%
FPL Group, Inc...................................... 29,100        2,087,925
NiSource, Inc....................................... 46,892        1,441,929
Progress Energy, Inc................................ 22,400        1,101,800
Wisconsin Energy Corp............................... 54,400        1,227,400
                                                     ------        ---------

                                                                   5,859,054

ELECTRICAL EQUIPMENT - 4.3%
General Electric Co...............................  203,500        9,755,281
                                                    -------        ---------

ELECTRONICS - 3.0%
Altera Corp.*....................................... 38,500        1,013,031
Applied Materials, Inc.*............................ 13,500          515,531
Intel Corp.......................................... 94,800        2,849,925
Micron Technology, Inc.*............................ 20,800          738,400
Texas Instruments, Inc.............................. 35,700        1,691,287
                                                     ------        ---------

                                                                   6,808,174

ENVIRONMENTAL CONTROLS - 1.7%
Republic Services, Inc.*............................ 80,300        1,380,156
Waste Management, Inc............................... 90,774        2,518,978
                                                     ------        ---------

                                                                   3,899,134

FINANCIAL SERVICES - 6.9%
CIT Group, Inc. (The)............................... 55,400        1,114,925
Citigroup, Inc....................................  155,209        7,925,360
Countrywide Credit Industries, Inc.................. 27,400        1,376,850
E*Trade Group, Inc.*..............................  117,367          865,582
Goldman Sachs Group, Inc. (The)..................... 40,500        4,330,969
                                                     ------        ---------

                                                                  15,613,686

FOREST PRODUCTS & PAPER - 0.8%
Smurfit-Stone Container Corp.*....................  127,083        1,898,302
                                                    -------        ---------

HEALTH CARE PROVIDERS - 0.8%
Tenet Healthcare Corp.*............................. 42,500        1,888,594
                                                     ------        ---------

HEAVY MACHINERY - 1.5%
Baker Hughes, Inc................................... 28,900        1,201,156
Cooper Industries, Inc.............................. 47,700        2,191,219
                                                     ------        ---------

                                                                   3,392,375

HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 1.9%
Gemstar-TV Guide Intl., Inc.*....................... 68,400        3,172,050
Johnson Controls, Inc............................... 22,800        1,185,600
                                                     ------        ---------

                                                                   4,357,650

                             See notes to financial statements
                                               37

Cova Series Trust
Select Equity Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)

SECURITY                                                          VALUE
DESCRIPTION                                         SHARES       (NOTE 1)
                                                    ------       --------

HOUSEHOLD PRODUCTS - 1.8%
Clorox Co........................................... 30,100       $1,068,550
Procter & Gamble Co................................. 38,100        2,988,469
                                                     ------        ---------

                                                                   4,057,019

INDUSTRIAL - DIVERSIFIED - 3.5%
Tyco International Ltd............................  141,520        7,854,360
                                                    -------        ---------

INSURANCE - 3.7%
Allstate Corp....................................... 15,700          683,931
Ambac Financial Group, Inc.......................... 14,850          865,941
American General Corp................................ 5,121          417,361
American International Group........................ 32,100        3,163,856
Aon Corp............................................ 31,200        1,068,600
Cigna Corp.......................................... 17,000        2,249,100
                                                     ------        ---------

                                                                   8,448,789

MEDIA - BROADCASTING & PUBLISHING - 1.9%
Comcast Corp. - Class A*............................ 42,700        1,782,725
Fox Entertainment Group, Inc. - Class A*.
32,300                                                               577,363
Time Warner, Inc.................................... 23,200        1,211,968
Viacom Inc. - Class B*.............................. 13,700          640,475
                                                     ------          -------

                                                                   4,212,531

MEDICAL SUPPLIES - 0.6%
Bard (C.R.), Inc.................................... 30,200        1,406,188
                                                     ------        ---------

METALS - 0.9%
Alcoa, Inc.......................................... 30,716        1,028,986
Allegheny Technologies, Inc......................... 58,900          935,038
                                                     ------          -------

                                                                   1,964,024

OIL & GAS - 7.3%
Anadarko Petroleum Corp............................. 10,500          746,340
Chevron Corp........................................ 57,300        4,838,269
Dynegy, Inc. - Class A.............................. 15,000          840,938
Exxon Mobil Corp..................................  100,710        8,755,476
Global Marine, Inc.*................................ 52,800        1,498,200
                                                     ------        ---------

                                                                  16,679,223

PHARMACEUTICALS - 11.8%
Alza Corp.*......................................... 58,300        2,477,750
American Home Products Corp......................... 30,900        1,963,695

SECURITY                                                          VALUE
DESCRIPTION                                         SHARES       (NOTE 1)
                                                    ------       --------

PHARMACEUTICALS - CONTINUED
Amgen, Inc.*........................................ 18,600       $1,189,238
Bristol-Myers Squibb Co............................. 30,200        2,232,913
Eli Lilly & Co...................................... 21,900        2,038,069
Merck & Co., Inc.................................... 35,200        3,295,600
Pfizer, Inc.......................................  100,350        4,616,100
Pharmacia Corp...................................... 76,674        4,677,114
Schering-Plough Corp................................ 77,900        4,420,825
                                                     ------        ---------

                                                                  26,911,304

RETAILERS - 4.6%
eBay, Inc.*......................................... 27,300          900,900
Home Depot, Inc..................................... 58,100        2,654,444
Lowes Co., Inc...................................... 23,900        1,063,550
Target Corp......................................... 59,700        1,925,325
TJX Companies, Inc.................................. 39,500        1,096,125
Wal-Mart Stores, Inc................................ 53,200        2,826,250
                                                     ------        ---------

                                                                  10,466,594

TELEPHONE SYSTEMS - 6.9%
AT&T Corp.................................................1               17
AT&T Corp. - Liberty Media Group*.................  210,600        2,856,263
Global Crossing Ltd.*............................... 43,300          619,731
Level 3 Communications, Inc.*....................... 76,200        2,500,313
Nextel Communications, Inc.*........................ 30,200          747,450
Qwest Communications Intl., Inc.*................... 70,300        2,882,300
SBC Communications, Inc............................. 47,677        2,276,577
Sprint Corp. (PCS Group)*........................... 44,400          907,425
TyCom, Ltd.*........................................ 65,600        1,467,800
Verizon Communications, Inc......................... 29,738        1,490,617
                                                     ------        ---------

                                                                  15,748,493

TRANSPORTATION - 0.3%
Union Pacific Corp.................................. 15,600          791,700
                                                     ------          -------

U.S. GOVERNMENT AGENCY - 1.1%
Federal Home Loan Mortgage Corp..................... 24,500        1,687,438
Federal National Mortgage Association................ 8,300          720,025
                                                      -----          -------

                                                                   2,407,463

Total Common Stocks (Cost $223,478,291)                          225,811,298
                                                                 -----------

                             See notes to financial statements
                                               38

Cova Series Trust
Select Equity Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)

PAR                          SECURITY                               VALUE
AMOUNT                    DESCRIPTION                             (NOTE 1)
                          -----------                             --------

               SHORT-TERM INVESTMENTS - 6.7%
$520,140       American Express II, 6.63%,
                  due 01/18/01(a)...................                 $520,140
1,040,291      Bank of America, 6.67%, due
                  03/22/01(a).......................                1,040,291
1,040,291      Bank of Montreal, 6.563%, due
                  01/05/01(a).......................                1,040,291
3,120,874      Bank of Nova Scotia, 6.67%,
                  due 01/05/01(a)...................                3,120,874
1,040,294      Bank of Nova Scotia I, 6.63%,
                  due 01/19/01(a)...................                1,040,294
2,080,581      Bayerische Hypovereinsbank,
                  5.50%, due 01/02/01(a)............                2,080,581
381,148        Bayerische Hypovereinsbank I,
                  6.63%, due 02/01/01(a)............                  381,148
520,145        First Union National Bank,
                  6.67%, due 05/09/01(a)............                  520,145
1,356,427      Fleet National Bank, 6.85%,
                  due 04/30/01(a)...................                1,356,427
1,080,177      Goldman Sachs, 6.71%, due
                  02/13/01(a).......................                1,080,177
3,120,872      Merrimac Cash Fund-Premium
                  Class, 6.50%, due
                  01/02/01(a).......................                3,120,872
                  ------------                                      ---------

Total Short-Term Investments
                (Cost $15,301,240)                                 15,301,240
                ------------------                                 ----------

TOTAL INVESTMENTS - 106.0%
               (Cost $238,779,531)                                  241,112,538

Other Assets and Liabilities (net) -
               (6.0%)                                             (13,708,380)
               ------                                             ------------


TOTAL NET ASSETS - 100.0%                                          $227,404,158
                                                                   ============


                              PORTFOLIO FOOTNOTES:

*       Non-income producing security.


(a) Represents investment of collateral received from securities lending transactions.

  See notes to financial statements
                                       39

Cova Series Trust
Large Cap Stock Portfolio
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)

SECURITY                                                     VALUE
DESCRIPTION                                   SHARES        (NOTE 1)
                                              ------        --------

COMMON STOCKS - 99.2%
AEROSPACE & DEFENSE - 0.5%
B.F. Goodrich Co., (The)....................... 8,100          $294,637
Boeing Co..................................... 11,300           745,800
United Technologies Corp....................... 3,400           267,325
                                                -----           -------

                                                              1,307,762

AIRLINES - 0.4%
AMR Corp.*.................................... 14,200           556,462
Southwest Airlines............................ 12,800           429,184
                                               ------           -------

                                                                985,646

APPAREL RETAILERS - 0.4%
Abercrombie & Fitch Co.*...................... 12,300           246,000
Gap Store, Inc................................ 18,500           471,750
Limited, Inc. (The)........................... 20,900           356,606
                                               ------           -------

                                                              1,074,356

AUTOMOTIVE - 1.5%
Dana Corp..................................... 11,300           173,031
Delphi Automotive Systems Corp................ 35,400           398,250
Ford Motor Co................................. 53,500         1,253,906
General Motors Corp........................... 33,200         1,691,125
Harley-Davidson, Inc........................... 2,100            83,475
                                                -----            ------

                                                              3,599,787

BANKING - 6.5%
American Express Credit Corp................... 7,200           395,550
AmSouth Bancorp............................... 19,200           292,800
Bank of America Corp.......................... 29,900         1,371,662
Bank One Corp................................. 51,800         1,897,175
Banknorth Group, Inc........................... 5,300           105,669
Capital One Financial Corp.................... 17,900         1,178,044
Dime Bancorp, Inc.............................. 8,800           260,150
First Union Corp.............................. 59,000         1,640,938
Greenpoint Financial Corp...................... 4,700           192,406
Hibernia Corp.................................. 4,900            62,475
Household International, Inc................... 3,400           187,000
KeyCorp....................................... 21,400           599,200
MBNA Corp...................................... 2,000            73,875
National Commerce Bancorp...................... 8,700           215,325
PNC Financial Services Group.................. 19,700         1,439,331
Providian Financial Corp...................... 25,000         1,437,500
Summit Bancorp................................. 7,100           271,131
Suntrust Banks, Inc.............................. 200            12,600
U.S. Bancorp.................................. 85,600         2,498,450
Washington Mutual, Inc........................ 34,600         1,835,962
                                               ------         ---------

                                                             15,967,243

BEVERAGES, FOOD & TOBACCO - 4.0%
Coca-Cola Co. (The)........................... 20,700         1,261,406
General Mills, Inc............................. 1,400            62,387
Heinz (H.J.), Co.............................. 14,400           683,100
Kellogg Co.................................... 17,100           448,875
Pepsico, Inc.................................. 15,200           753,350

SECURITY                                                     VALUE
DESCRIPTION                                   SHARES        (NOTE 1)
                                              ------        --------

BEVERAGES, FOOD & TOBACCO - CONTINUED
Philip Morris Co., Inc......................  107,500        $4,730,000
Quaker Oats Co. (The).......................... 7,800           759,525
Unilever NV - New York Shares................. 15,900         1,000,706
                                               ------         ---------

                                                              9,699,349

CHEMICALS - 1.7%
Air Products & Chemicals, Inc................. 26,800         1,098,800
Dow Chemical Co............................... 25,200           922,950
PPG Industries, Inc........................... 11,300           523,331
Praxair, Inc.................................. 14,500           643,437
Rohm & Haas Co................................ 25,600           929,600
                                               ------           -------

                                                              4,118,118

COMMERCIAL SERVICES - 0.2%
Cendant Corp.*................................ 58,100           559,212
                                               ------           -------

COMMUNICATIONS - 5.6%
CIENA Corp.*................................... 3,200           260,400
Cisco Systems, Inc.*........................  180,600         6,907,950
Corning, Inc.................................. 35,500         1,874,844
JDS Uniphase Corp.*........................... 40,400         1,684,175
Network Appliance, Inc.*....................... 6,400           411,100
Nortel Networks Corp.......................... 42,600         1,365,862
QUALCOMM, Inc.*............................... 11,500           945,156
Redback Networks Inc.*......................... 1,600            65,600
Tellabs, Inc.*................................. 3,900           220,350
Williams Communications Group, Inc.*
4,700                                                            55,225
                                                                 ------

                                                             13,790,662

COMPUTER SOFTWARE & PROCESSING - 6.0%
Adobe Systems, Inc............................. 6,600           384,037
Akamai Technologies, Inc.*..................... 8,100           170,606
America Online, Inc.*......................... 36,700         1,277,160
Automatic Data Processing, Inc................ 13,500           854,719
BEA Systems, Inc.*............................ 15,400         1,036,612
Citrix Systems, Inc.*.......................... 1,400            31,500
Microsoft Corp.*.............................. 92,400         4,007,850
NCR Corp.*..................................... 7,200           353,700
Oracle Corp.*...............................  150,700         4,379,719
Parametric Technology Corp.*.................. 13,800           185,437
Siebel Systems, Inc.*.......................... 2,500           169,375
TIBCO Software, Inc.*.......................... 1,800            86,287
VERITAS Software Corp.*....................... 19,353         1,693,388
                                               ------         ---------

                                                             14,630,390

COMPUTERS & INFORMATION - 5.0%
Compaq Computer Corp.......................... 79,000         1,188,950
Dell Computer Corp.*.......................... 69,700         1,215,394
EMC Corp.*.................................... 46,000         3,059,000
Hewlett-Packard Co............................ 14,100           445,031
International Business Machines Corp
34,000                                                        2,890,000
Pitney Bowes, Inc.............................. 4,800           159,000

                             See notes to financial statements
                                               40

Cova Series Trust
Large Cap Stock Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)

SECURITY                                                     VALUE
DESCRIPTION                                   SHARES        (NOTE 1)
                                              ------        --------

COMPUTERS & INFORMATION - CONTINUED
Quantum Corp. - DLT & Storage Systems*
8,800                                                          $117,150
Sun Microsystems, Inc.*.....................  109,600         3,055,100
                                              -------         ---------

                                                             12,129,625

COSMETICS & PERSONAL CARE - 1.0%
Estee Lauder Co................................ 8,600           376,787
Gillette Co................................... 59,200         2,138,600
                                               ------         ---------

                                                              2,515,387

ELECTRIC UTILITIES - 2.7%
Ameren Corp.................................... 8,300           384,394
Cinergy Corp................................... 9,500           333,687
CMS Energy Corp................................ 7,700           243,994
Consolidated Edison, Inc...................... 10,000           385,000
DTE Energy Co.................................. 9,700           377,694
Entergy Corp.................................. 30,300         1,282,069
FPL Group, Inc................................. 8,300           595,525
GPU, Inc....................................... 6,900           254,006
NiSource, Inc................................. 10,600           325,950
PG&E Corp..................................... 18,400           368,000
Pinnacle West Capital Corp..................... 6,000           285,750
Progress Energy, Inc.......................... 16,100           791,919
TXU Corp...................................... 11,600           514,025
Wisconsin Energy Corp.......................... 6,900           155,681
Xcel Energy, Inc.............................. 10,300           299,344
                                               ------           -------

                                                              6,597,038

ELECTRICAL EQUIPMENT - 4.3%
Emerson Electric Co............................ 3,500           275,844
General Electric Co.........................  205,300         9,841,569
Grainger (W.W.), Inc........................... 8,900           324,850
                                                -----           -------

                                                             10,442,263

ELECTRONICS - 4.1%
Altera Corp.*................................. 21,400           563,087
Analog Devices, Inc.*.......................... 9,500           486,281
Applied Materials, Inc.*...................... 22,800           870,675
Broadcom Corp. - Class A*...................... 3,400           287,300
Cypress Semiconductor Corp.*................... 2,800            55,125
Intel Corp..................................  132,900         3,995,306
Lattice Semiconductor Corp.*................... 7,200           132,300
Linear Technology Corp........................ 13,900           642,875
Maxim Integrated Products, Inc.*............... 6,800           325,125
Micron Technology, Inc.*....................... 8,900           315,950
PMC-Sierra, Inc.*.............................. 1,000            78,625
Texas Instruments, Inc........................ 33,700         1,596,537
Xilinx, Inc.*................................. 16,700           770,287
                                               ------           -------

                                                             10,119,473

ENTERTAINMENT & LEISURE - 0.3%
Eastman Kodak Co.............................. 10,100           397,687
Hasbro, Inc................................... 13,900           147,687
International Game Technology*................. 3,900           187,200
                                                -----           -------

                                                                732,574

SECURITY                                                     VALUE
DESCRIPTION                                   SHARES        (NOTE 1)
                                              ------        --------

FINANCIAL SERVICES - 5.9%
A.G. Edwards, Inc.............................. 6,800          $322,575
CIT Group, Inc. (The)......................... 16,300           328,037
Citigroup, Inc..............................  154,204         7,874,042
Countrywide Credit Industries, Inc
12,200                                                          613,050
E*Trade Group, Inc.*.......................... 22,700           167,412
Goldman Sachs Group, Inc. (The)............... 22,000         2,352,625
Lehman Brothers Holdings, Inc.................. 7,500           507,187
Merrill Lynch & Co., Inc...................... 28,500         1,943,344
Stilwell Financial, Inc........................ 3,200           126,200
TD Waterhouse Group, Inc.*.................... 17,700           234,525
                                               ------           -------

                                                             14,468,997

FOOD RETAILERS - 0.8%
Kroger Co.*................................... 36,500           987,781
Safeway, Inc.*................................ 16,900         1,056,250
                                               ------         ---------

                                                              2,044,031

FOREST PRODUCTS & PAPER - 0.4%
Georgia-Pacific Group.......................... 3,600           112,050
Kimberly-Clark Corp............................ 8,700           615,003
Smurfit-Stone Container Corp.*................ 12,900           192,694
                                               ------           -------

                                                                919,747

HEALTH CARE PROVIDERS - 1.2%
HCA-The Healthcare Company.................... 32,000         1,408,320
Medtronic, Inc................................. 2,500           150,938
Tenet Healthcare Corp.*....................... 30,800         1,368,675
                                               ------         ---------

                                                              2,927,933

HEAVY MACHINERY - 1.5%
Baker Hughes, Inc.............................. 8,200           340,813
Caterpillar, Inc.............................. 15,900           752,269
Cooper Industries, Inc......................... 8,000           367,500
Deere & Co..................................... 8,200           375,663
Dover Corp..................................... 4,800           194,700
Eaton Corp..................................... 8,100           609,019
Ingersoll-Rand Co............................. 15,200           636,500
Parker-Hannifin Corp........................... 6,900           304,463
                                                -----           -------

                                                              3,580,927

HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 0.5%
Gemstar-TV Guide Intl., Inc.*................. 21,200           983,150
Johnson Controls, Inc.......................... 6,400           332,800
                                                -----           -------

                                                              1,315,950

HOUSEHOLD PRODUCTS - 1.4%
Clorox Co..................................... 10,700           379,850
Procter & Gamble Co........................... 39,700         3,113,969
                                               ------         ---------

                                                              3,493,819

INDUSTRIAL - DIVERSIFIED - 2.2%
Honeywell International, Inc.................. 41,300         1,954,006
Illinois Tool Works, Inc....................... 6,000           357,375
ITT Industries, Inc............................ 7,700           298,375

                             See notes to financial statements
                                               41

Cova Series Trust
Large Cap Stock Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)

SECURITY                                                     VALUE
DESCRIPTION                                   SHARES        (NOTE 1)
                                              ------        --------

INDUSTRIAL - DIVERSIFIED - CONTINUED
Temple Inland, Inc............................. 1,400           $75,075
Tyco International Ltd........................ 47,100         2,614,050
                                               ------         ---------

                                                              5,298,881

INSURANCE - 4.6%
Aetna, Inc.*................................... 1,300            53,381
AFLAC Inc..................................... 10,500           757,969
Allstate Corp................................. 22,700           988,869
Ambac Financial Group, Inc..................... 9,300           542,306
American General Corp......................... 14,700         1,198,050
American International Group.................. 29,700         2,927,306
Aon Corp...................................... 14,000           479,500
Cigna Corp..................................... 8,300         1,098,090
Hartford Financial Services Group, Inc
17,000                                                        1,200,625
John Hancock Financial Services, Inc
7,500                                                           282,188
Lincoln National Corp......................... 11,400           539,363
MBIA, Inc...................................... 8,800           652,300
Torchmark Corp................................ 11,600           445,875
                                               ------           -------

                                                             11,165,822

LODGING - 0.5%
Hilton Hotels Corp............................ 29,100           305,550
Marriott International, Inc. - Class A
12,700                                                          536,575
Starwood Hotels & Resorts Worldwide, Inc
13,200                                                          465,300
                                                                -------

                                                              1,307,425

MEDIA - BROADCASTING & PUBLISHING - 2.7%
Comcast Corp. - Class A*....................  46,700          1,949,725
Fox Entertainment Group, Inc. - Class A*
100                                                               1,788
Gannett Co., Inc............................... 5,100           321,619
Knight-Ridder, Inc............................. 1,100            62,563
New York Times Co.............................. 2,800           112,175
Time Warner, Inc.............................. 43,900         2,293,336
Viacom Inc. - Class B*........................ 40,700         1,902,725
                                               ------         ---------

                                                              6,643,931

MEDICAL SUPPLIES - 1.4%
Agilent Technologies, Inc.*................... 11,800           646,050
Bard (C.R.), Inc............................... 7,400           344,563
Becton Dickinson & Co......................... 22,500           779,063
Boston Scientific Corp.*...................... 27,800           380,513
Forest Laboratories, Inc.*..................... 2,700           358,763
Guidant Corp.*................................. 8,100           436,894
St. Jude Medical, Inc.*........................ 8,500           522,219
                                                -----           -------

                                                              3,468,065

METALS - 0.5%
Alcoa, Inc.................................... 38,700         1,296,450
Phelps Dodge Corp................................ 100             5,581
                                                  ---             -----

                                                              1,302,031

OIL & GAS - 7.4%
Anadarko Petroleum Corp........................ 5,200           369,616
Chevron Corp.................................. 36,400         3,073,525
Conoco Inc. - Class B.......................... 1,500            43,406

SECURITY                                                     VALUE
DESCRIPTION                                   SHARES        (NOTE 1)
                                              ------        --------

OIL & GAS - CONTINUED
Cooper Cameron Corp.*.......................... 9,000          $594,563
Devon Energy Corp.............................. 1,800           109,746
Dynegy, Inc. - Class A........................ 4,600            257,888
Exxon Mobil Corp.............................. 86,700         7,537,481
Global Marine, Inc.*.......................... 24,300           689,513
Halliburton Co................................. 7,900           286,375
Royal Dutch Petroleum Co...................... 57,800         3,500,513
Texaco, Inc................................... 22,200         1,379,175
Williams Companies, Inc........................ 5,500           219,656
                                                -----           -------

                                                             18,061,457

PHARMACEUTICALS - 11.4%
Abbott Laboratories........................... 19,700           954,219
Alza Corp.*................................... 16,500           701,250
American Home Products Corp................... 25,200         1,601,460
Amgen, Inc.*................................... 8,700           556,256
Bristol-Myers Squibb Co....................... 35,300         2,609,994
Eli Lilly & Co................................ 26,000         2,419,625
Human Genome Sciences, Inc.*................... 2,600           180,213
Incyte Genomics, Inc.*......................... 1,000            24,875
Johnson & Johnson............................. 26,500         2,784,156
Merck & Co., Inc.............................. 58,600         5,486,425
Pfizer, Inc.................................  132,200         6,081,200
Pharmacia Corp................................ 30,800         1,878,800
Schering-Plough Corp.......................... 46,000         2,610,500
                                               ------         ---------

                                                             27,888,973

RESTAURANTS - 0.2%
McDonald's Corp............................... 16,300           554,200
                                               ------           -------

RETAILERS - 4.6%
Best Buy Co., Inc.*............................ 1,600            47,300
eBay, Inc.*.................................... 2,200            72,600
Federated Department Stores, Inc.*............ 24,500           857,500
Home Depot, Inc............................... 56,200         2,567,638
Lowes Co., Inc................................ 17,300           769,850
May Department Stores Co. (The)............... 18,100           592,775
Target Corp................................... 47,200         1,522,200
TJX Companies, Inc............................ 18,000           499,500
Wal-Mart Stores, Inc.......................... 79,600         4,228,750
Walgreen Co.................................... 4,100           171,431
                                                -----           -------

                                                             11,329,544

TELEPHONE SYSTEMS - 5.8%
AT&T Corp..................................... 40,200           695,963
AT&T Corp. - Liberty Media Group*............. 35,600           482,825
Avaya, Inc.*.................................. 10,641           109,735
BellSouth Corp................................ 20,800           851,500
Global Crossing Ltd.*......................... 25,700           367,831
Level 3 Communications, Inc.*................. 15,100           495,469
Nextel Communications, Inc.*.................. 41,000         1,014,750
Qwest Communications Intl., Inc.*............. 59,200         2,427,200
SBC Communications Corp....................... 76,600         3,657,650
Sprint Corp. (PCS Group)*..................... 41,700           852,244

                             See notes to financial statements
                                               42

Cova Series Trust
Large Cap Stock Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)

SECURITY                                                     VALUE
DESCRIPTION                                   SHARES        (NOTE 1)
                                              ------        --------

TELEPHONE SYSTEMS - CONTINUED
Verizon Communications, Inc................... 55,000        $2,756,875
WorldCom, Inc.*............................... 38,900           544,600
                                               ------           -------

                                                             14,256,642

TEXTILES, CLOTHING & FABRICS - 0.3%
Jones Apparel Group, Inc.*.................... 10,200           328,313
NIKE, Inc. - Class B........................... 5,900           329,294
                                                -----           -------

                                                                657,607

TRANSPORTATION - 0.7%
Burlington Northern Santa Fe Corp............. 19,600           554,925
C.H. Robinson Worldwide, Inc................... 5,000           157,188

SECURITY                                                     VALUE
DESCRIPTION                                   SHARES        (NOTE 1)
                                              ------        --------

TRANSPORTATION - CONTINUED
FedEx Corp.*................................... 6,200          $247,752
Union Pacific Corp............................ 14,500           735,875
                                               ------           -------

                                                              1,695,740

U.S. GOVERNMENT AGENCY - 1.0%
Federal Home Loan Mortgage Corp............... 12,600           867,825
Federal National Mortgage Association.
16,500                                                        1,431,375
                                                              ---------

                                                              2,299,200

Total Common Stocks (Cost $244,368,198)                     242,949,807
                                                            -----------

PAR                          SECURITY
VALUE
AMOUNT                       DESCRIPTION                                     COUPON            MATURITY
                             -----------                                     ------            --------
(NOTE 1)
                  U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 0.2%
$525,000          U.S. Treasury Note (Cost $524,455)(a)..............       5.625%           02/28/2001             525,021
                  -------------------------------------                     ------           ----------             -------

                  SHORT-TERM INVESTMENTS - 6.6%
549,671           American Express II, 6.63%, due 01/18/01(b)...........................................            549,671
1,099,342         Bank of America, 6.67%, due 03/22/01(b)...............................................          1,099,342
1,099,340         Bank of Montreal, 6.563%, due 01/05/01(b).............................................          1,099,340
3,298,023         Bank of Nova Scotia, 6.67%, due 01/05/01(b)...........................................          3,298,023
1,099,339         Bank of Nova Scotia I, 6.63%, due 01/19/01(b).........................................          1,099,339
2,198,679         Bayerische Hypovereinsbank, 5.50%, due 01/02/01(b)....................................          2,198,679
489,207           Bayerische Hypovereinsbank I, 6.63%, due 02/01/01(b)..................................            489,207
549,670           First Union National Bank, 6.67%, due 05/09/01(b).....................................            549,670
1,666,077         Fleet National Bank, 6.85%, due 04/30/01(b)...........................................          1,666,077
822,401           Goldman Sachs, 6.71%, due 02/13/01(b).................................................            822,401
3,298,019         Merrimac Cash Fund-Premium Class, 6.50%, due 01/02/01(b)..............................          3,298,019
                  ---------------------------------------------------------                                       ---------

                  Total Short-Term Investments (Cost $16,169,768)                                                16,169,768
                  -----------------------------------------------                                                ----------

TOTAL INVESTMENTS - 106.1%
                    (Cost $261,062,421)                                                                         259,644,596

Other Assets and Liabilities (net) - (6.1%)                                                                     (14,833,237)
                                                                                                                ------------


TOTAL NET ASSETS - 100.0%                                                                                      $244,811,359
                                                                                                               ============


PORTFOLIO FOOTNOTES:

*    Non-income producing security.

(a)  Held as collateral for open futures contracts.

(b) Represents investment of collateral received from securities lending transactions.

                        See notes to financial statements
                                       43

Cova Series Trust
International Equity Portfolio
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)

SECURITY                                                          VALUE
DESCRIPTION                                         SHARES       (NOTE 1)
                                                    ------       --------

COMMON AND PREFERRED STOCKS - 98.7%
AUSTRALIA - 2.7%
AMP Ltd............................................. 30,950         $348,155
Australia & New Zealand Banking Group Ltd
43,300                                                               346,382
Broken Hill Proprietary Co., Ltd.................... 29,000          305,811
Commonwealth Bank Of Australia...................... 39,500          679,080
CSR Ltd............................................. 75,991          197,799
Foster's Brewing Group Ltd........................  102,548          269,264
News Corp., Ltd. (The) Preferred.................... 79,746          567,843
Southcorp Holdings Ltd.............................. 57,600          156,818
Telstra Corp., Ltd.................................. 63,091          225,431
WMC Ltd............................................. 29,051          123,745
                                                     ------          -------

                                                                   3,220,328

BELGIUM - 0.7%
Agfa Gevaert N.V.................................... 10,987          253,739
Interbrew (144A)*(a)................................ 17,690          616,466
                                                     ------          -------

                                                                     870,205

DENMARK - 0.5%
Novo Nordisk A/S, - Class B.......................... 2,917          522,944
Novozymes A/S, - Class B*............................ 2,381           47,628
                                                      -----           ------

                                                                     570,572

FINLAND - 3.2%
Nokia Oyj........................................... 48,304        2,154,020
Sonera Oyj.......................................... 30,400          550,813
Stora Enso Oyj...................................... 63,284          748,498
Tietoenator Corp.................................... 10,319          293,531
                                                     ------          -------

                                                                   3,746,862

FRANCE - 10.8%
Alcatel............................................. 28,986        1,646,329
Alcatel O (Optronics)*............................... 5,028          221,901
BNP Paribas......................................... 14,881        1,306,221
Carrefour S.A........................................ 9,903          621,965
Christian Dior S.A................................... 8,292          397,400
Fimatex*............................................ 14,659           94,819
Genset S.A.*......................................... 3,429          141,642
Groupe Danone........................................ 3,237          488,047
Lafarge S.A.......................................... 6,050          507,201
Lagardere Groupe..................................... 6,558          380,481
PSA Peugeot Citroen.................................. 2,762          628,276
Technip S.A.......................................... 2,417          350,800
Total Fina.......................................... 14,043        2,088,277
Vinci S.A............................................ 7,347          451,777
Vivendi Environmental S.A.*......................... 29,277        1,278,064
Vivendi Universal S.A............................... 31,491        2,072,419
                                                     ------        ---------

                                                                  12,675,619

GERMANY - 8.4%
Allianz AG........................................... 6,255        2,352,988
BASF AG............................................. 23,707        1,078,310
Bayer AG............................................ 19,562        1,030,266
Carrier1 International S.A.*........................ 10,014          180,032
Commerzbank AG...................................... 25,745          746,593
Consors Discount Broker AG*.......................... 2,808          159,223
DaimlerChrysler AG................................... 7,900          331,815
Deutsche Telekom AG................................. 13,814          416,292
Dresdner Bank AG.................................... 21,891          954,607
E.On AG............................................. 15,543          945,547
Intershop Communications AG*......................... 7,657          240,236
Schering AG.......................................... 8,982          510,154

SECURITY                                                          VALUE
DESCRIPTION                                         SHARES       (NOTE 1)
                                                    ------       --------

GERMANY - CONTINUED
Siemens AG........................................... 4,646         $607,362
Software AG*......................................... 3,682          285,728
                                                      -----          -------

                                                                   9,839,153

HONG KONG - 2.6%
Cheung Kong (Holdings) Ltd........................... 9,000          115,105
China Mobile (Hong Kong) Ltd........................ 52,000          284,022
Hang Seng Bank Limited.............................. 25,800          347,334
Hong Kong Electric Holdings Ltd...................  133,000          491,115
HSBC Holdings Plc (Hong Kong Registered).
15,600                                                               231,018
Hutchison Whampoa Ltd............................... 46,000          573,570
SmarTone Telecommunications Holdings Ltd.
93,500                                                               134,866
Sun Hung Kai Properties Ltd......................... 74,000          737,685
Sunevision Holdings Ltd. (144A)*(a)...............  257,500           93,268
                                                    -------           ------

                                                                   3,007,983

IRELAND - 0.1%
Trintech Group Plc (ADR)*........................... 11,115          123,130
                                                     ------          -------

ITALY - 2.9%
Autostrade - Concessioni e Costruzioni
Autostrade.......................................... 44,760          297,212
Credito Emiliano SpA................................ 73,935          324,493
ENI SpA...........................................  137,881          899,109
Mediolanum SpA...................................... 26,410          352,938
Telecom Italia SpA.................................. 86,013          957,279
Unicredito Italiano SpA...........................  100,509          523,214
                                                    -------          -------

                                                                   3,354,245

JAPAN - 22.2%
Advantest Corp....................................... 2,600          243,480
Aiful Corp........................................... 2,250          183,726
Ajinomoto Co., Inc.................................. 16,000          207,947
Asahi Breweries, Ltd................................ 56,000          570,978
Bank of Fukuoka Ltd................................. 42,000          179,380
Bank of Tokyo - Mitsubishi Ltd. (The)............... 53,000          527,402
DDI Corp.................................................16           77,157
EBARA Corp.......................................... 20,000          217,224
FANUC, Ltd........................................... 3,100          210,809
Fuji Heavy Industries Ltd............................ 5,000           30,369
Fuji Photo Film Co., Ltd............................. 5,000          209,172
Fujitsu Ltd......................................... 38,000          560,056
Hitachi Ltd......................................... 73,000          650,394
Hitachi Software Engineering Co., Ltd................ 1,300           94,434
Honda Motor Co., Ltd................................ 13,000          484,684
Ito-Yokado Co., Ltd.................................. 7,000          349,204
Kao Corp............................................ 13,000          377,735
Kawasaki Steel Corp...............................  345,000          356,293
Kubota Corp......................................... 67,000          204,061
MACNICA, Inc........................................... 700           53,299
Marui Co., Ltd...................................... 16,000          241,554
Matsushita Electric Industry........................ 51,000        1,218,537
Minebea Co., Ltd.................................... 33,000          305,566
Mitsubishi Chemical Corp..........................  235,000          619,071
Mitsubishi Corp...................................  100,000          736,916
Mitsubishi Estate Co., Ltd.......................... 33,000          352,354
Mizuho Holdings, Inc................................... 114          706,389
Murata Manufacturing Co., Ltd........................ 3,100          369,254
NAMCO Ltd............................................ 1,700           31,245
NEC Corp............................................ 42,000          768,248
Nintendo Co. Ltd..................................... 3,000          479,170
Nippon Express Co., Ltd............................. 27,000          163,049

                             See notes to financial statements
                                               44

Cova Series Trust
International Equity Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)

SECURITY                                                          VALUE
DESCRIPTION                                         SHARES       (NOTE 1)
                                                    ------       --------

JAPAN - CONTINUED
Nippon Meat Packers, Inc............................ 19,000         $258,743
Nippon Sheet Glass Co., Ltd......................... 12,000          146,403
Nippon Telegraph and Telephone Corp.*.................. 218        1,570,226
Nippon Yusen Kabushiki Kaisha.....................  132,000          545,283
Nishimatsu Construction Co.......................... 87,000          296,954
Nissan Motor Co., Ltd.*...........................  129,000          742,885
Nomura Securities Co., Ltd.......................... 57,000        1,025,162
Omron Corp........................................... 5,000          105,242
Oriental Land Co., Ltd............................... 1,900          127,210
Orix Corp............................................ 2,000          200,595
Osaka Gas Co., Ltd................................  101,000          306,730
Pioneer Corp......................................... 4,000          106,774
Promise Co., Ltd..................................... 3,700          262,297
Ricoh Corp., Ltd.................................... 33,000          609,400
Sankyo Co., Ltd...................................... 6,000          143,882
Sekisui House, Ltd.................................. 31,000          283,520
Snow Brand Milk Product Co., Ltd.................... 35,000          120,383
Softbank Corp........................................ 2,200           76,440
Sony Corp........................................... 10,900          753,632
Sumitomo Bank, Ltd.................................. 48,000          492,771
Sumitomo Rubber Industries Ltd...................... 35,000          146,420
Sumitomo Trust & Banking Co., Ltd................... 74,000          503,221
Takeda Chemical Industries.......................... 24,000        1,419,919
TDK Corp............................................. 1,700          165,447
Tokio Marine & Fire Insurance Co. Ltd............... 39,000          446,797
Tokuyama Corp....................................... 34,000          133,905
Tokyo Electric Power Co., Inc....................... 18,000          446,613
Tokyo Gas Co., Ltd.................................. 91,000          269,193
Tokyo Steel Manufacturing Co., Ltd.................. 23,200          103,350
Tostem Corp......................................... 29,000          360,152
Toyota Motor Co..................................... 33,500        1,070,147
Uny Co., Ltd........................................ 23,000          245,580
West Japan Railway Co.................................. 166          733,678
Yamanouchi Pharmaceutical............................ 2,000           86,469
                                                      -----           ------

                                                                  26,084,580

NETHERLANDS - 5.9%
European Aeronautic Defence & Space Co.*.
16,507                                                               366,654
Getronics N.V....................................... 20,458          120,229
Heineken Holdings N.V................................ 8,907          376,285
Heineken N.V......................................... 5,039          304,888
ING Groep N.V....................................... 23,015        1,838,279
Koninklijke (Royal) Philips Electonics N.V.
43,203                                                             1,582,611
Koninklijke KPN N.V................................. 73,748          848,816
Koninklijke Numico, N.V.............................. 9,134          465,622
Royal Dutch Petroleum Co............................ 12,273          751,919
VNU N.V.............................................. 5,310          260,966
                                                      -----          -------

                                                                   6,916,269

NEW ZEALAND - 0.3%
Lion Nathan Ltd...................................  142,096          320,408
Telecom New Zealand.................................. 9,166           19,531
                                                      -----           ------

                                                                     339,939

NORWAY - 0.3%
Telenor A/S*........................................ 94,586          412,739
                                                     ------          -------

PORTUGAL - 0.1%
Telecel-Comunicacoes Pessoai, S.A.*................. 13,632          148,454
                                                     ------          -------

SECURITY                                                          VALUE
DESCRIPTION                                         SHARES       (NOTE 1)
                                                    ------       --------

SINGAPORE - 0.8%
City Developments Ltd............................... 47,000         $218,258
DBS Group Holdings Ltd.............................. 16,705          188,877
Singapore Airlines Ltd.............................. 26,000          257,975
Singapore Press Holdings Ltd........................ 18,000          265,821
                                                     ------          -------

                                                                     930,931

SPAIN - 3.7%
Acerinox, S.A........................................ 8,489          259,008
Banco Bilbao Vizcaya S.A............................ 80,465        1,197,318
Iberdrola I.S.A..................................... 59,723          748,507
Repsol S.A.......................................... 25,517          407,720
Telefonica S.A.*..................................  104,691        1,729,797
                                                    -------        ---------

                                                                   4,342,350

SWEDEN - 1.8%
Autoliv, Inc........................................ 11,138          174,860
Skandia Forsakrings AB.............................. 73,804        1,201,739
Tele1 Europe Holding AB*............................ 34,976          168,812
Telefonaktiebolaget LM Ericsson AB.................. 47,897          546,184
                                                     ------          -------

                                                                   2,091,595

SWITZERLAND - 10.6%
ABB Ltd.............................................. 3,914          417,373
Adecco S.A............................................. 532          334,963
Compagnie Financiere Richemont AG - Units A
247                                                                  660,954
Nestle S.A............................................. 909        2,121,000
Novartis AG.......................................... 1,119        1,978,972
Roche Holding AG....................................... 161        1,640,809
SGS Societe Generale de Surveillance Holding
S.A.................................................... 259          375,710
Swatch Group AG........................................ 228          285,000
Syngenta AG*......................................... 1,119           60,094
UBS AG.............................................. 12,992        2,121,225
Zurich Financial Services AG......................... 3,946        2,379,779
                                                      -----        ---------

                                                                  12,375,879

UNITED KINGDOM - 21.1%
3i Group Plc......................................... 8,227          152,205
Amvescap Plc........................................ 14,600          299,783
ARM Holdings Plc*................................... 13,207           99,867
Astrazeneca Group Plc................................ 4,650          234,527
BAE Systems Plc..................................... 39,837          227,414
Barclays Bank Plc................................... 29,600          916,533
BG Group Plc........................................ 92,611          362,602
Billiton Plc........................................ 87,327          336,694
Bookham Technology Plc*.............................. 5,700           80,922
BP Amoco Plc......................................  274,088        2,211,824
British American Tobacco Plc........................ 41,108          313,149
British Energy Plc.................................. 64,200          247,526
British Sky Broadcasting Group Plc*................. 30,158          505,214
British Telecommunications Plc...................... 21,853          186,799
Cable & Wireless Communications Plc.................. 9,052          122,152
Cadbury Schweppes Plc............................... 33,009          228,392
Canary Wharf Finance Plc*........................... 18,800          136,962
Carphone Warehouse (The), Plc*...................... 46,606          137,207
Celltech Group Plc*.................................. 9,400          166,180
Chubb Plc*.......................................... 66,800          157,725
Dixons Group Plc.................................... 38,853          130,059
Gallaher Group Plc.................................. 25,000          158,780
GlaxoSmithKline Plc*..............................  103,510        2,923,570
Glynwed International Plc........................... 51,702          149,118
Granada Compass Plc*................................ 56,753          617,853

                             See notes to financial statements
                                               45

Cova Series Trust
International Equity Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)

SECURITY                                                          VALUE
DESCRIPTION                                         SHARES       (NOTE 1)
                                                    ------       --------

UNITED KINGDOM - CONTINUED
Hanson Plc.......................................... 66,059         $453,118
Hays Plc............................................ 58,661          338,379
Hilton Group Plc.................................... 79,592          248,589
HSBC Holdings Plc.................................  138,675        2,041,274
Johnson Matthey Plc................................. 12,528          197,515
Legal & General Group Plc.........................  138,000          380,489
Lloyds TSB Group Plc................................ 47,284          500,281
Logica Plc........................................... 8,975          234,714
Marconi Plc......................................... 31,597          339,501
MFI Furniture Group Plc............................. 90,755           93,920
Nycomed Amersham Plc................................ 26,770          223,028
Pearson Plc......................................... 14,292          339,592
QXL Ricardo Plc*.................................... 89,000           11,970
Railtrack Group Plc................................. 12,700          175,555
Reckitt Benckiser Plc............................... 27,620          380,559

SECURITY                                                          VALUE
DESCRIPTION                                         SHARES       (NOTE 1)
                                                    ------       --------

UNITED KINGDOM - CONTINUED
Reuters Group Plc................................... 17,682         $299,384
Royal & Sun Alliance Insurance Group Plc.
70,081                                                               600,097
Royal Bank of Scotland.............................. 39,745          939,628
Scottish & Newcastle Plc............................ 12,698           89,187
Scottish Power Plc.................................. 55,439          438,266
Severn Trent Plc.................................... 22,452          249,629
Smiths Group Plc.................................... 20,746          250,503
Spirent Plc......................................... 15,006          136,792
Tesco Plc.........................................  228,099          929,726
Unilever Plc........................................ 40,100          343,373
Vodafone Group Plc................................  923,563        3,388,324
                                                    -------        ---------

                                                                  24,726,450

Total Common and Preferred Stocks (Cost
$121,756,054)                                                    115,777,283
PAR                          SECURITY                               VALUE
AMOUNT                    DESCRIPTION                             (NOTE 1)
                          -----------                             --------

               SHORT-TERM INVESTMENTS - 5.9%
               UNITED STATES - 5.9%
$227,730       American Express II, 6.63%,
                  due 01/18/01(b)...................                  227,730
455,475        Bank of America, 6.67%, due
                  03/22/01(b).......................                  455,475
455,468        Bank of Montreal, 6.563%, due
                  01/05/01(b).......................                  455,468
1,366,407      Bank of Nova Scotia, 6.67%,
                  due 01/05/01(b)...................                1,366,407
455,468        Bank of Nova Scotia I, 6.63%,
                  due 01/19/01(b)...................                  455,468
910,936        Bayerische Hypovereinsbank,
                  5.50%, due 01/02/01(b)............                  910,936
211,712        Bayerische Hypovereinsbank I,
                  6.63%, due 02/01/01(b)............                  211,712
227,731        First Union National Bank,
                  6.67%, due 05/09/01(b)............                  227,731
575,020        Fleet National Bank, 6.85%,
                  due 04/30/01(b)...................                  575,020
446,953        Goldman Sachs, 6.71%, due
                  02/13/01(b).......................                  446,953
1,366,403      Merrimac Cash Fund-Premium
                  Class, 6.50%, due
                  01/02/01(b).......................                1,366,403
170,000        US Treasury Bill, 5.745%, due
                  03/22/01(c).......................                  167,776
40,000         US Treasury Bill, 6.035%, due
                  03/22/01(c).......................                   39,450
                  ------------                                         ------

                                                                    6,906,529

Total Short-Term Investments
                  (Cost $6,906,529)                                 6,906,529
                  -----------------                                 ---------

TOTAL INVESTMENTS - 104.6%
               (Cost $128,662,583)                                  122,683,812

Other Assets and Liabilities (net) -
               (4.6%)                                              (5,409,040)
               ------                                              -----------


TOTAL NET ASSETS - 100.0%                                          $117,274,772
                                                                   ============


                              PORTFOLIO FOOTNOTES:

*       Non-income producing security.


(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(b) Represents investment of collateral received from securities lending transactions.

(c)  Held as collateral for open futures contracts.

  ADR - American Depositary Receipt

  See notes to financial statements
                                       46

Cova Series Trust Bond Debenture Portfolio PORTFOLIO OF INVESTMENTS DECEMBER 31,
2000 (PERCENTAGE OF NET ASSETS)

PAR                           SECURITY                                             VALUE
AMOUNT                     DESCRIPTION                 COUPON     MATURITY        (NOTE 1)
                           -----------                 ------     --------        --------
                DOMESTIC BONDS & DEBT
                   SECURITIES - 78.6%
                ADVERTISING - 4.1%
$1,500,000      Ackerley Group, Inc. (The)...........  9.000%     01/15/2009       $1,320,000
300,000         Interpublic Group of                   1.870%     06/01/2006          280,125
                   Companies, Inc. (The).
600,000         Interpublic Group of                   1.800%     09/16/2004          702,000
                   Companies, Inc. (The)
                   Convertible.
1,500,000       Lamar Media Corp.....................  9.625%     12/01/2006        1,552,500
1,000,000       News Corp. Ltd.......................  8.750%     02/15/2006          975,000
1,500,000       R.H. Donnelly Corp...................  9.125%     06/01/2008        1,466,250
                ------------------                     ------     ----------        ---------

                                                                                    6,295,875

                AEROSPACE & DEFENSE - 1.5%
1,000,000       BE Aerospace, Inc....................  9.875%     02/01/2006        1,007,500
1,000,000       Dyncorp, Inc.........................  9.500%     03/01/2007          825,000
500,000         United Defense Industries,             8.750%     11/15/2007          472,500
                   Inc.

                                                                                    2,305,000

                AIRLINES - 1.1%
1,000,000       America West Airlines, Inc...........     10.750% 09/01/2005          875,000
950,000         Continental Airlines, Inc............  8.000%     12/15/2005          912,000
                --------------------------             ------     ----------          -------

                                                                                    1,787,000

                AUTOMOTIVE - 2.5%
1,000,000       Collins & Aikman Corp................     11.500% 04/15/2006          785,000
250,000         Dura Operating Corp..................  9.000%     05/01/2009          208,750
1,200,000       Navistar International                 8.000%     02/01/2008          882,000
                   Corp
1,500,000       Oshkosh Truck Corp...................  8.750%     03/01/2008        1,447,500
1,000,000       Safelite Glass Corp. (a).............  9.875%     12/15/2006           12,500
1,000,000       Tenneco Automotive Inc...............     11.625% 10/15/2009          490,000
                ----------------------                    ------------------          -------

                                                                                    3,825,750

                BANKING - 0.7%
7,200           CNB Cap Trust I Convertible            6.000%     06/30/2028          297,000
                   Preferred.
750,000         Providian Financial Corp.............  3.250%     08/15/2005          750,000
                ------------------------               ------     ----------          -------

                                                                                    1,047,000

                BEVERAGES, FOOD & TOBACCO - 0.2%
500,000         Agrilink Foods Inc...................     11.875% 11/01/2008          328,750
                ------------------                        ------------------          -------

                BUILDING MATERIALS - 0.8%
1,250,000       American Standard Inc................  8.250%     06/01/2009        1,193,750
                ----------------------                 ------     ----------        ---------

                CABLE - 6.9%
1,500,000       Adelphia Communications..............  9.500%     03/01/2005        1,410,000
1,000,000       Charter Communications                 8.625%     04/01/2009          912,500
                   Holdings LLC
1,000,000       Charter Communications                    10.000% 04/01/2009          975,000
                   Holdings LLC
750,000         CSC Holdings, Inc....................  9.250%     11/01/2005          768,750
300,000         CSC Holdings, Inc....................     10.500% 05/15/2016          327,000
1,000,000       Echostar Broadband Corp.                  10.375% 10/01/2007          987,500
                   (144A)(b).
850,000         EchoStar Communications                4.875%     01/01/2007          654,500
                   Corp
230,000         Echostar DBS Corp....................  9.375%     02/01/2009          224,250
750,000         Frontiervision LP/Capital............     11.000% 10/15/2006          690,000
1,000,000       Frontiervision LP/Capital............  0%, ++     09/15/2007          865,000
                                     11.875%
1,000,000       Mediacom LLC.........................  8.500%     04/15/2008          920,000
1,000,000       NTL, Inc.............................     10.000% 02/15/2007          867,500
1,000,000       NTL, Inc.............................  0%, ++     10/01/2008          545,000
                                     12.375%
750,000         Renaissance Media Group..............  0%, ++     04/15/2008          516,562
                                     10.000%

                                                                                   10,663,562

                             See notes to financial statements
                                               47

Cova Series Trust
Bond Debenture Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)

PAR                           SECURITY                                             VALUE
AMOUNT                     DESCRIPTION                 COUPON     MATURITY        (NOTE 1)
                           -----------                 ------     --------        --------

                CHEMICALS - 1.2%
$1,000,000      Huntsman Corp. (144A)(b).............  9.500%     07/01/2007         $605,000
250,000         Huntsman ICI Chemicals LLC...........     10.125% 07/01/2009          244,375
1,000,000       Scotts Co. (The) (144A)(b)...........  8.625%     01/15/2009          975,000
                --------------------------             ------     ----------          -------

                                                                                    1,824,375

                COMMERCIAL SERVICES - 5.0%
750,000         Affymetrix, Inc......................  4.750%     02/15/2007          557,812
1,500,000       Allied Waste North America,            7.875%     01/01/2009        1,398,750
                   Inc.
1,000,000       Avis Group Holdings, Inc.............     11.000% 05/01/2009        1,082,500
2,500,000       Iron Mountain, Inc...................     10.125% 10/01/2006        2,600,000
1,500,000       JMH Finance Ltd. (144A)(b)...........  4.750%     09/06/2007        1,522,500
622,000         Unicco Service Co....................  9.875%     10/15/2007          594,010
                ------------------                     ------     ----------          -------

                                                                                    7,755,572

                COMMUNICATIONS - 5.1%
1,000,000       Crown Castle Int'l. Corp.............     10.750% 08/01/2011        1,045,000
880,000         L-3 Communications Corp..............     10.375% 05/01/2007          910,800
500,000         McLeodUSA, Inc.......................     12.000% 07/15/2008          507,500
1,000,000       McLeodUSA, Inc.......................  9.500%     11/01/2008          915,000
1,000,000       Metromedia Fiber Network,                 10.000% 12/15/2009          835,000
                   Inc.
2,000,000       Nextel Communications, Inc...........  0%, ++     02/15/2008        1,465,000
                                     9.950%
700,000         Nextel Communications, Inc...........  5.250%     01/15/2010          512,750
1,250,000       Sprint Spectrum L.P..................  0%, ++     08/15/2006        1,245,669
                                     12.500%
500,000         Time Warner Telecom, LLC.............  9.750%     07/15/2008          462,500
                ------------------------               ------     ----------          -------

                                                                                    7,899,219

                COMPUTER SOFTWARE & PROCESSING - 0.6%
250,000         Globix Corp..........................     12.500% 02/01/2010           93,750
600,000         Mercury Interactive Corp.              4.750%     07/01/2007          672,000
                   (144A)(b).
600,000         Orbital Imaging Corp.................     11.625% 03/01/2005           93,000
                --------------------                      ------------------           ------

                                                                                      858,750

                CONTAINERS & PACKAGING - 0.7%
1,000,000       Packaging Corp. of America...........  9.625%     04/01/2009        1,037,500
                --------------------------             ------     ----------        ---------

                COSMETICS & PERSONAL CARE - 0.4%
750,000         Chattem, Inc.........................  8.875%     04/01/2008          566,250
                ------------                           ------     ----------          -------

                ELECTRIC UTILITIES - 2.8%
1,500,000       AES Corp.............................  9.500%     06/01/2009        1,560,000
1,000,000       Calpine Corp.........................  7.875%     04/01/2008          943,570
500,000         Kansas City Power & Light              7.125%     12/15/2005          505,201
                   Co
74,859          Midland Cogeneration Venture              10.330% 07/23/2002           76,704
                   L.P.
1,250,000       PP&L Resources, Inc..................  6.550%     03/01/2006        1,244,112
                --------------------                   ------     ----------        ---------

                                                                                    4,329,587

                ELECTRONICS - 2.2%
500,000         Cypress Semiconductor Corp...........  3.750%     07/01/2005          352,500
1,000,000       Cypress Semiconductor Corp.            4.000%     02/01/2005          781,250
                   Convertible.
1,000,000       Flextronics International.             9.875%     07/01/2010        1,005,000
                   Ltd.
125,000         Lattice Semiconductor Corp.            4.750%     11/01/2006          137,344
                   Convertible (144A)(b).
750,000         LSI Logic............................  4.000%     02/15/2005          538,125
700,000         Vitesse Semiconductor.                 4.000%     03/15/2005          562,625
                   Convertible.

                                                                                    3,376,844

                             See notes to financial statements
                                               48

Cova Series Trust
Bond Debenture Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)

PAR                           SECURITY                                             VALUE
AMOUNT                     DESCRIPTION                 COUPON     MATURITY        (NOTE 1)
                           -----------                 ------     --------        --------

                ENERGY - 0.0%
$1,000,000      AEI Holding Co., Inc.                     10.500% 12/15/2005          $65,000
                   (144A)(b).

                ENTERTAINMENT & LEISURE - 2.0%
1,700,000       Harrah's Operating Co.,                7.500%     01/15/2009        1,660,767
                   Inc.
1,500,000       Mohegan Tribal Gaming................  8.750%     01/01/2009        1,505,625
                ----------------------                 ------     ----------        ---------

                                                                                    3,166,392

                FINANCIAL SERVICES - 0.7%
1,000,000       Accuride Corp........................  9.250%     02/01/2008          607,500
500,000         Merrill Lynch & Co., Inc.............  1.500%     12/15/2005          493,750
                ------------------------               ------     ----------          -------

                                                                                    1,101,250

                FOREST PRODUCTS & PAPER - 0.1%
250,000         Fonda Group, Inc.....................  9.500%     03/01/2007          196,250
                ----------------                       ------     ----------          -------

                HEALTH CARE PROVIDERS - 1.6%
275,000         Fresenius Med Cap Trust I............  9.000%     12/01/2006          264,688
500,000         Healthsouth Corp. (144A)(b)..........     10.750% 10/01/2008          525,860
1,000,000       Leiner Health Products                 9.625%     07/01/2007          205,000
                   Group.
500,000         Prime Medical Services,                8.750%     04/01/2008          432,500
                   Inc.
1,000,000       Tenet Healthcare Corp................  8.625%     01/15/2007        1,028,750
                ----------------------                 ------     ----------        ---------

                                                                                    2,456,798

                HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 1.8%
1,000,000       D.R. Horton, Inc.....................     10.000% 04/15/2006        1,000,000
1,000,000       Lennar Corp..........................  7.625%     03/01/2009          926,479
1,000,000       MDC Holdings, Inc....................  8.375%     02/01/2008          915,000
                ------------------                     ------     ----------          -------

                                                                                    2,841,479

                LODGING - 1.9%
1,000,000       Aztar Corp...........................  8.875%     05/15/2007          970,000
1,000,000       Host Marriott LP (144A)(b)...........  9.250%     10/01/2007        1,000,000
1,000,000       Park Place Entertainment               7.875%     12/15/2005          982,500
                   Corp

                                                                                    2,952,500

                MEDIA - BROADCASTING & PUBLISHING - 3.8%
1,000,000       Allbritton Communications              9.750%     11/30/2007          980,000
                   Co
500,000         Cumulus Media, Inc...................     10.375% 07/01/2008          403,750
1,000,000       Fox Liberty Networks LLC.............  8.875%     08/15/2007        1,025,000
400,000         Gray Communications Systems,              10.625% 10/01/2006          389,000
                   Inc.
1,000,000       Interep National Radio                    10.000% 07/01/2008          755,000
                   Sales.
425,000         Primedia, Inc........................     10.250% 06/01/2004          427,125
1,600,000       Sinclair Broadcast Group,                 10.000% 09/30/2005        1,560,000
                   Inc.
350,000         Young Broadcasting, Inc..............     11.750% 11/15/2004          354,375
                ------------------------                  ------------------          -------

                                                                                    5,894,250

                MEDICAL SUPPLIES - 0.7%
1,000,000       Fisher Scientific                      9.000%     02/01/2008          932,500
                   International, Inc
225,000         Fresenius Med Cap Trust II...........  7.875%     02/01/2008          205,312
                --------------------------             ------     ----------          -------

                                                                                    1,137,812

                METALS - 1.1%
1,000,000       AK Steel Corp........................  9.000%     09/15/2007          925,000
500,000         Nortek, Inc..........................  8.875%     08/01/2008          445,000
500,000         WCI Steel, Inc.......................     10.000% 12/01/2004          357,500
                --------------                            ------------------          -------

                                                                                    1,727,500

                             See notes to financial statements
                                               49

Cova Series Trust
Bond Debenture Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)

PAR                           SECURITY                                             VALUE
AMOUNT                     DESCRIPTION                 COUPON     MATURITY        (NOTE 1)
                           -----------                 ------     --------        --------

                OIL & GAS - 4.4%
$1,000,000      Chesapeake Energy Corp...............  9.625%     05/01/2005       $1,033,750
1,250,000       Cross Timbers Royalty Trust..........  9.250%     04/01/2007        1,284,375
1,000,000       HS Resources, Inc....................  9.875%     12/01/2003        1,015,000
150,000         KCS Energy, Inc.(a)..................     11.000% 01/15/2003          140,250
1,000,000       Kerr-McGee Corp.                       5.250%     02/15/2010        1,262,500
                   Convertible.
660,000         Parker Drilling Corp. - Series         9.750%     11/15/2006          666,600
                   D.
500,000         Parker Drilling Corp.                  5.500%     08/01/2004          433,125
                   Convertible.
500,000         Pogo Producing Corp..................  8.750%     05/15/2007          495,000
500,000         Vintage Petroleum, Inc...............  8.625%     02/01/2009          510,000
                ----------------------                 ------     ----------          -------

                                                                                    6,840,600

                PHARMACEUTICALS - 2.9%
1,000,000       Ivax Corp. Convertible                 5.500%     05/15/2007        1,255,000
                   (144A)(b).
1,800,000       Roche Holdings, Inc.                    +         01/19/2015        1,651,500
                   Convertible (144A)(b).
1,000,000       Teva Pharmaceutical LLC                1.500%     10/15/2005        1,101,250
                   (144A)(b).
500,000         Vertex Pharmaceuticals, Inc            5.000%     09/19/2007          513,750
                   (144A)(b).

                                                                                    4,521,500

                RETAILERS - 0.5%
250,000         Costco Wholesale Corp.                  +         08/19/2017          240,313
                   Convertible.
500,000         Costco Wholesale Corp.                  +         08/19/2017          480,625
                   Convertible (144A)(b).

                                                                                      720,938

                TELEPHONE SYSTEMS - 7.1%
750,000         Exodus Communications, Inc...........     10.750% 12/15/2009          648,750
1,000,000       Exodus Communications, Inc.               11.625% 07/15/2010          895,000
                   (144A)(b).
1,000,000       Intermedia Communications of           9.500%     03/01/2009          705,000
                   Florida, Inc
1,000,000       Level 3 Communications,                   11.000% 03/15/2008          885,000
                   Inc.
1,000,000       Liberty Media Group                    4.000%     11/15/2029          665,000
                   Convertible.
400,000         MasTec, Inc..........................  7.750%     02/01/2008          370,000
350,000         Motient Corp.........................     12.250% 04/01/2008          131,250
750,000         Price Communications Wireless,         9.125%     12/15/2006          763,125
                   Inc.
1,000,000       Qwest Communications                   7.500%     11/01/2008        1,008,551
                   International, Inc
1,000,000       SBA Communications Corp..............  0%, ++     03/01/2008          780,000
                                     12.000%
1,500,000       TeleCorp PCS, Inc....................     10.625% 07/15/2010        1,530,000
1,000,000       Triton PCS, Inc......................  0%, ++     05/01/2008          795,000
                                     11.000%
500,000         VoiceStream Wireless Corp............     10.375% 11/15/2009          538,125
750,000         Winstar Communications...............     12.750% 04/15/2010          498,750
1,000,000       XO Communications, Inc...............     10.750% 11/15/2008          830,000
                ----------------------                    ------------------          -------

                                                                                   11,043,551

                TEXTILES, CLOTHING & FABRICS - 0.3%
500,000         Interface, Inc.......................  9.500%     11/15/2005          492,500
                --------------                         ------     ----------          -------

                TRANSPORTATION - 1.1%
600,000         Commscope, Inc. (144A)(b)............  4.000%     12/15/2006          433,500
500,000         Efficient Networks, Inc..............  5.000%     03/15/2005          254,375
1,000,000       United Parcel Services...............  1.750%     09/27/2007        1,051,250
                ----------------------                 ------     ----------        ---------

                                                                                    1,739,125

                             See notes to financial statements
                                               50

Cova Series Trust
Bond Debenture Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)

PAR                           SECURITY                                             VALUE
AMOUNT                     DESCRIPTION                 COUPON     MATURITY        (NOTE 1)
                           -----------                 ------     --------        --------

                U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES - 12.8%
$10,459,722     Government National Mortgage           8.000%     05/15/2030      $10,735,869
                   Association.
8,955,673       Government National Mortgage           8.000%     05/15/2030        9,192,112
                   Association.

                                                                                   19,927,981

                Total Domestic Bonds & Debt                                       121,920,210
                   Securities (Cost
                    $131,617,288)

                FOREIGN BONDS & DEBT
                   SECURITIES - 11.8%
                ARGENTINA - 0.6%
1,000,000       Telefonica de Argentina S.A.           9.125%     05/07/2008          872,500
                   (U.S.$) (144A)(b).

                BERMUDA - 1.6%
2,000,000       Elan Finance Corp. Ltd.                 +         12/14/2018        1,475,000
                   (Yankee)(b).
1,000,000       Global Crossing Holdings Ltd.          9.625%     05/15/2008          945,000
                   (U.S.$).

                                                                                    2,420,000

                BRAZIL - 0.3%
500,000         Globo Comunicacoes                        10.625% 12/05/2008          423,750
                   Participation (U.S.$)
                   (144A)(b).

                CANADA - 2.8%
1,000,000       Clearnet Communications, Inc.          0%, ++     05/01/2009          790,000
                   (Yankee)..........................   10.125%
1,500,000       Gulf Canada Resources Ltd.             8.375%     11/15/2005        1,522,500
                   (Yankee)
1,000,000       Rogers Cantel, Inc.                    8.300%     10/01/2007          995,000
                   (Yankee)
1,000,000       Tembec Industries, Inc.                8.625%     06/30/2009          995,000
                   (Yankee)

                                                                                    4,302,500

                CHINA - 0.0%
250,000         Cathay International Ltd.                 13.500% 04/15/2008           91,250
                   (U.S.$) (144A)(b).

                LUXEMBOURG - 0.5%
1,000,000       Millicom International                 0%, ++     06/01/2006          790,000
                   Cellular S.A. (Yankee)               13.500%
                   (144A)(b).
                   ----------

                MEXICO - 0.6%
1,000,000       TV Azteca S.A. (Yankee)..............     10.500% 02/15/2007          947,500
                ------------------------                  ------------------          -------

                NETHERLANDS - 1.9%
1,000,000       ASM Lithography Holding N.V.           4.250%     11/30/2004          928,750
                   (U.S.$) (144A)(b).
500,000         STMicroelectronics N.V.                 +         09/22/2009          601,875
                   Convertible (U.S.$).
2,700,000       United Pan-Europe                      0%, ++     08/01/2009          837,000
                   Communications N.V.                  12.500%
                   (Yankee)
500,000         United Pan-Europe                         11.250% 11/01/2009          322,500
                   Communications N.V.
                   (Yankee)
500,000         Versatel Telecom International            11.875% 07/15/2009          302,500
                   N.V. (Yankee).

                                                                                    2,992,625

                SWITZERLAND - 1.1%
600,000         Credit Suisse First Boston             2.250%     03/16/2004          601,500
                   Convertible (Yankee)
2,000,000       Roche Holdings, Inc.                    +         04/20/2010        1,162,600
                   Convertible (U.S.$)
                   (144A)(b).

                                                                                    1,764,100

                UNITED KINGDOM - 2.4%
550,000         Diamond Cable Communication            0%, ++     02/15/2007          371,250
                   Plc (Yankee)......................   10.750%
1,000,000       Esprit Telecom Group Plc                  10.875% 06/15/2008           15,000
                   (Yankee)
1,000,000       RSL Communications Plc                    12.000% 11/01/2008           70,000
                   (Yankee)
750,000         Swiss Life Financial Ltd.              2.000%     05/20/2003          749,062
                   Convertible (U.S.$).
1,750,000       Swiss Life Financial Ltd.              2.000%     05/20/2005        1,789,463
                   Convertible (U.S.$).
1,500,000       Telewest Communication Plc             0%, ++     04/15/2009          708,750
                   (Yankee)..........................  9.250%
                   --------                            ------

                                                                                    3,703,525

                Total Foreign Bonds & Debt                                         18,307,750
                   Securities (Cost
                    $22,330,094)

                             See notes to financial statements
                                               51
Cova Series Trust
Bond Debenture Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)

PAR/SHARE                     SECURITY                                             VALUE
AMOUNT                     DESCRIPTION                                            (NOTE 1)
                           -----------                                            --------

                COMMON AND PREFERRED STOCKS -
                  5.1%
                CABLE - 0.2%
10,000          Frontiervision LP/Capital....................................        $343,125
                --------------------------                                           --------

                COMMUNICATIONS - 0.8%
1,500,000       Williams Communications Group, Inc...........................       1,162,500
                ----------------------------------                                  ---------

                ELECTRIC UTILITIES - 1.1%
10,000          AES Trust VII Convertible Preferred*.........................         690,000
20,000          TXU Corp. Convertible Preferred..............................       1,008,750
                --------------------------------                                    ---------

                                                                                    1,698,750

                ELECTRONICS - 0.0%
           66   DecisionOne Corp.(a).........................................               1
           --   --------------------                                                        -

                FOOD RETAILERS - 0.3%
1,000,000       Whole Foods Market, Inc.*....................................         435,000
                --------------------------                                            -------

                FOREST PRODUCTS & PAPER - 1.3%
1,000,000       Abitibi-Consolidated, Inc....................................       1,007,600
1,000,000       International Paper Co.......................................       1,038,588
                ----------------------                                              ---------

                                                                                    2,046,188

                HEALTH CARE PROVIDERS - 0.1%
250,000         Wellpoint Health Networks, Inc.*.............................         228,125
                --------------------------------                                      -------

                INSURANCE - 0.2%
10,000          AmerUs Group. Convertible Preferred..........................         295,000
                ------------------------------------                                  -------

                MEDIA - BROADCASTING & PUBLISHING - 0.6%
10,000          Cox Communications, Inc......................................         620,000
8,500           Sinclair Broadcast Group, Inc................................         240,125
                ------------------------------                                        -------

                                                                                      860,125

                PHARMACEUTICALS - 0.5%
15,000          Pharmacia Corp. (ACES).......................................         777,188
                ----------------------                                                -------

                TELEPHONE SYSTEMS - 0.0%
1,533           Intermedia Communications of Florida, Inc.*..................          11,018
                --------------------------------------------                           ------

                Total Common and Preferred                                          7,857,020
                   Stocks (Cost $8,252,932)

                WARRANTS - 0.0%
                CABLE - 0.0%
          522   NTL, Inc. (expiring 10/14/08) (144A)(b)*.....................             326
          ---   ----------------------------------------                                  ---

                COMMUNICATIONS - 0.0%
          450   Splitrock Services, Inc. (expiring 07/15/08)                           58,950
                   (144A)(b)*

                COMPUTER SOFTWARE & PROCESSING - 0.0%
          600   Orbital Imaging Corp. (expiring 03/01/05)                               5,475
                   (144A)(b)*

                MEDICAL SUPPLIES - 0.0%
          250   Urohealth Systems, Inc. (expiring 04/10/04)                                 3
                   (144A)(b)*

                TELEPHONE SYSTEMS - 0.0%
          350   Motient Corporation (expiring 4/01/08)                                  4,944
                   (144A)(b)*

                Total Warrants (Cost $7,898)                                           69,698
                ----------------------------                                           ------

                SHORT-TERM INVESTMENTS - 6.0%
314,222         American Express II, 6.63%, due 01/18/01(c)..................         314,222
628,415         Bank of America, 6.67%, due 03/22/01(c)......................         628,415
628,427         Bank of Montreal, 6.563%, due 01/05/01(c)....................         628,427
1,885,274       Bank of Nova Scotia, 6.67%, due 01/05/01(c)..................       1,885,274
628,425         Bank of Nova Scotia I, 6.63%, due 01/19/01(c)................         628,425

                             See notes to financial statements
                                               52

Cova Series Trust
Bond Debenture Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)

PAR/SHARE                     SECURITY                                             VALUE
AMOUNT                     DESCRIPTION                                            (NOTE 1)
                           -----------                                            --------

1,256,857       Bayerische Hypovereinsbank, 5.50%, due                             $1,256,857
                   01/02/01(c).
164,947         Bayerische Hypovereinsbank I, 6.63%, due                              164,947
                   02/01/01(c).
314,213         First Union National Bank, 6.67%, due                                 314,213
                   05/09/01(c).
264,120         Fleet National Bank, 6.85%, due 04/30/01(c)..................         264,120
1,273,123       Goldman Sachs, 6.71%, due 02/13/01(c)........................       1,273,123
1,885,285       Merrimac Cash Fund-Premium Class, 6.50%, due                        1,885,285
                   01/02/01(c).

Total Short-Term Investments                                                        9,243,308
                   (Cost $9,243,308)

TOTAL INVESTMENTS - 101.5%
               (Cost $171,451,521)                                                 157,397,986

Other Assets and Liabilities (net) -
               (1.4%)                                                              (2,207,841)
               ------                                                              -----------


TOTAL NET ASSETS - 100.0%                                                         $155,190,145
                                                                                  ============


                              PORTFOLIO FOOTNOTES:

*       Non-income producing security.

(a)  Security is in Bankruptcy.

(b) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(c) Represents investment of collateral received from securities lending transactions.

+       Zero coupon bond


  ++ Security is a "step-up" bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.

  ACES - Automatically Convertible Equity Security

 Yankee - U.S. Dollar denominated bonds issued by non-U.S. companies in the U.S.

  See notes to financial statements
                                       53

Cova Series Trust
Bond Debenture Portfolio
PORTFOLIO COMPOSITION BY CREDIT QUALITY (UNAUDITED)
DECEMBER 31, 2000

The following table summarizes the portfolio composition of long-term debt holdings at December 31, 2000, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

PORTFOLIO COMPOSITION BY CREDIT QUALITY

RATINGS%                                        OF PORTFOLIO
U.S. Gov't and Agency Obligations                    12.7%
AAA                                                   0.7
AA                                                    0.7
A                                                     1.4
BBB                                                  10.8
BB                                                   18.6
B                                                    35.6
CCC                                                   2.0
NR                                                   17.5
                                                     ----


                                                    100.0%


Note: NR = Not Rated
                        See notes to financial statements
                                       54

Cova Series Trust Mid-Cap Value Portfolio PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000 (PERCENTAGE OF NET ASSETS)

SECURITY                                                          VALUE
DESCRIPTION                                         SHARES      (NOTE 1)
                                                    ------      --------

COMMON STOCKS - 96.0%
AUTOMOTIVE - 2.9%
Borg-Warner Automotive, Inc......................... 17,000        $680,000
Genuine Parts Co.................................... 40,300       1,055,356
                                                     ------       ---------

                                                                  1,735,356

BEVERAGES, FOOD & TOBACCO - 10.6%
Archer-Daniels-Midland Co........................... 90,800       1,362,000
Corn Products International, Inc.................... 43,200       1,255,500
Dean Foods Co....................................... 20,800         638,300
IBP, Inc............................................ 40,000       1,070,000
Sensient Technologies Corp.......................... 55,800       1,269,450
Smithfield Foods, Inc.*............................. 25,800         784,320
                                                     ------         -------

                                                                  6,379,570

CHEMICALS - 6.2%
Crompton Corp....................................... 79,000         829,500
IMC Global, Inc..................................... 89,400       1,391,287
Potash Corporation of Saskatchewan, Inc
19,000                                                            1,487,937
                                                                  ---------

                                                                  3,708,724

CONTAINERS & PACKAGING - 4.7%
Ball Corp........................................... 29,400       1,354,237
Pactiv Corp.*.....................................  118,300       1,463,962
                                                    -------       ---------

                                                                  2,818,199

ELECTRIC UTILITIES - 12.2%
Ameren Corp......................................... 19,600         907,725
Constellation Energy Group, Inc..................... 21,700         977,856
IPALCO Enterprises, Inc............................. 31,100         752,231
Niagara Mohawk Holdings, Inc.*...................... 47,500         792,656
Northeast Utilities................................. 44,300       1,074,275
Reliant Energy, Inc................................. 21,100         913,894
Scana Corp. - W/I................................... 12,038         355,873
TECO Energy, Inc.................................... 48,300       1,563,712
                                                     ------       ---------

                                                                  7,338,222

ENTERTAINMENT & LEISURE - 1.0%
Harrah's Entertainment, Inc.*....................... 23,300         614,537
                                                     ------         -------

FOREST PRODUCTS & PAPER - 2.4%
Georgia-Pacific Group............................... 45,300       1,409,963
                                                     ------       ---------

HEALTH CARE PROVIDERS - 6.2%
Caremark Rx, Inc.*................................  186,000       2,522,625
DaVita, Inc.*....................................... 68,400       1,171,350
                                                     ------       ---------

                                                                  3,693,975

HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 1.1%
Whirlpool Corp...................................... 14,100         672,394
                                                     ------         -------

SECURITY                                                          VALUE
DESCRIPTION                                         SHARES      (NOTE 1)
                                                    ------      --------

HOUSEHOLD PRODUCTS - 2.1%
Snap-On, Inc........................................ 44,700      $1,246,013
                                                     ------      ----------

INSURANCE - 14.1%
Ace Ltd............................................. 21,600         916,650
Everest Re Group, Ltd............................... 12,600         902,475
Health Net, Inc.*................................... 53,200       1,393,175
Oxford Health Plans, Inc.*.......................... 32,300       1,275,850
PartnerRe Ltd....................................... 21,900       1,335,900
Transatlantic Holdings, Inc.......................... 8,100         857,588
Trigon Healthcare, Inc.*............................. 8,000         622,500
XL Captial Ltd...................................... 13,500       1,179,563
                                                     ------       ---------

                                                                  8,483,701

MEDIA - BROADCASTING & PUBLISHING - 0.1%
E.W. Scripps Co. (The)................................. 600          37,725
                                                        ---          ------

MEDICAL SUPPLIES - 8.9%
Becton Dickinson & Co............................... 35,100       1,215,338
Boston Scientific Corp.*............................ 84,300       1,153,856
St. Jude Medical, Inc.*............................. 19,600       1,204,175
Varian Medical Systems, Inc.*....................... 25,500       1,732,406
                                                     ------       ---------

                                                                  5,305,775

OIL & GAS - 11.1%
Dynegy, Inc. - Class A.............................. 20,784       1,165,203
ENSCO International, Inc............................ 30,000       1,021,875
EOG Resources, Inc.................................. 23,000       1,257,813
Kerr-McGee Corp..................................... 14,900         997,369
R&B Falcon Corp.*................................... 46,300       1,062,006
Southwest Gas Corp.................................. 53,300       1,165,938
                                                     ------       ---------

                                                                  6,670,204

REAL ESTATE - 2.2%
Healthcare Realty Trust, Inc. (REIT)................ 60,555       1,286,794
                                                     ------       ---------

RESTAURANTS - 2.3%
CBRL Group, Inc..................................... 76,300       1,387,706
                                                     ------       ---------

RETAILERS - 7.2%
Albertson's, Inc.................................... 24,200         641,300
Consolidated Stores Corp.*........................  126,800       1,347,250
J.C. Penney Co., Inc..............................  152,500       1,658,438
May Department Stores Co. (The)..................... 21,000         687,750
                                                     ------         -------

                                                                  4,334,738

TEXTILES, CLOTHING & FABRICS - 0.7%
Polymer Group, Inc.................................. 82,500         443,438
                                                     ------         -------

Total Common Stocks (Cost $43,810,561)                           57,567,034
                                                                 ----------

                        See notes to financial statements
                                       55

Cova Series Trust
Mid-Cap Value Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)

PAR                          SECURITY                               VALUE
AMOUNT                    DESCRIPTION                            (NOTE 1)
                          -----------                            --------

               SHORT-TERM INVESTMENTS - 7.7%
$156,378       American Express II, 6.63%,
                  due 01/18/01(a)...................                $156,378
312,755        Bank of America, 6.67%, due
                  03/22/01(a).......................                 312,755
312,755        Bank of Montreal, 6.563%, due
                  01/05/01(a).......................                 312,755
938,266        Bank of Nova Scotia, 6.67%,
                  due 01/05/01(a)...................                 938,266
312,755        Bank of Nova Scotia I, 6.63%,
                  due 01/19/01(a)...................                 312,755
625,511        Bayerische Hypovereinsbank,
                  5.50%, due 01/02/01(a)............                 625,511
156,377        Bayerische Hypovereinsbank I,
                  6.63%, due 02/01/01(a)............                 156,377
156,378        First Union National Bank,
                  6.67%, due 05/09/01(a)............                 156,378
378,003        Fleet National Bank, 6.85%,
                  due 04/30/01(a)...................                 378,003
312,755        Goldman Sachs, 6.71%, due
                  02/13/01(a).......................                 312,755
938,267        Merrimac Cash Fund-Premium
                  Class, 6.50%, due
                  01/02/01(a).......................                 938,267
                  ------------                                       -------

Total Short-Term Investments
                  (Cost $4,600,200)                                4,600,200
                  -----------------                                ---------

TOTAL INVESTMENTS - 103.6%
               (Cost $48,410,761)                                  62,167,234

Other Assets and Liabilities (net) -
               (3.6%)                                             (2,187,197)
               ------                                             -----------


TOTAL NET ASSETS - 100.0%                                         $59,980,037
                                                                  ===========


                              PORTFOLIO FOOTNOTES:

*         Non-income producing security.


(a) Represents investment of collateral received from securities lending transactions.

  REIT - Real Estate Investment Trust

  See notes to financial statements
                                       56

Cova Series Trust
Large Cap Research Portfolio
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)

SECURITY                                                         VALUE
DESCRIPTION                                         SHARES     (NOTE 1)
                                                    ------     --------

COMMON STOCKS - 93.5%
AEROSPACE & DEFENSE - 2.6%
Boeing Co.........................................  19,300      $1,273,800
                                                    ------      ----------

AUTOMOTIVE - 0.8%
Ford Motor Co.....................................  17,764         416,344
                                                    ------         -------

BANKING - 12.2%
Bank One Corp.....................................  13,100         479,787
Chase Manhattan Corp.*............................  18,525         841,730
First Tennessee National Corp.....................  30,300         876,806
Fleet Boston Financial Corp.......................  25,995         976,437
M&T Bank Corp.....................................  11,300         768,400
MBNA Corp.........................................  12,400         458,025
Mellon Financial Corp.............................  14,800         727,975
Wells Fargo Co....................................  17,150         955,041
                                                    ------         -------

                                                                 6,084,201

BEVERAGES, FOOD & TOBACCO - 4.1%
Archer-Daniels-Midland Co.........................  38,430         576,450
Heinz (H.J.), Co..................................  19,100         906,056
Pepsico, Inc......................................  11,000         545,187
                                                    ------         -------

                                                                 2,027,693

CHEMICALS - 3.0%
Potash Corporation of Saskatchewan, Inc.
11,900                                                             931,919
Praxair, Inc......................................  12,700         563,562
                                                    ------         -------

                                                                 1,495,481

COMPUTER SOFTWARE & PROCESSING - 8.2%
Cadence Design Systems, Inc.*.....................  38,800       1,067,000
First Data Corp...................................  30,900       1,628,044
Mentor Graphics Corp.*............................  20,100         551,494
Peoplesoft, Inc.*.................................  22,800         847,875
                                                    ------         -------

                                                                 4,094,413

COMPUTERS & INFORMATION - 1.0%
Solectron Corp.*..................................  14,700         498,330
                                                    ------         -------

ELECTRIC UTILITIES - 11.8%
Dominion Resources, Inc...........................  15,700       1,051,900
Duke Energy Corp..................................  16,900       1,440,725
Entergy Corp......................................  17,100         723,544
Exelon Corp.......................................  17,237       1,210,210
FPL Group, Inc....................................  13,350         957,862
Progress Energy, Inc................................ 9,520         468,265
                                                     -----         -------

                                                                 5,852,506

FINANCIAL SERVICES - 1.1%
Morgan Stanley, Dean Witter & Co.................... 6,800         538,900
                                                     -----         -------

FOOD RETAILERS - 1.4%
Safeway, Inc.*....................................  10,800         675,000
                                                    ------         -------

FOREST PRODUCTS & PAPER - 5.0%
Bowater, Inc......................................  16,500         930,187
International Paper Co............................  20,100         820,331
Packaging Corp. of America*.......................  46,700         753,038
                                                    ------         -------

                                                                 2,503,556

SECURITY                                                         VALUE
DESCRIPTION                                         SHARES     (NOTE 1)
                                                    ------     --------

HEALTH CARE PROVIDERS - 2.1%
HCA-The Healthcare Company........................  23,400      $1,029,834
                                                    ------      ----------

HEAVY MACHINERY - 4.5%
Baker Hughes, Inc.................................  14,100         586,031
Deere & Co........................................  22,200       1,017,038
Eaton Corp.......................................... 8,800         661,650
                                                     -----         -------

                                                                 2,264,719

HOUSEHOLD PRODUCTS - 1.0%
Procter & Gamble Co................................. 6,400         502,000
                                                     -----         -------

INDUSTRIAL - DIVERSIFIED - 1.5%
Minnesota Mining & Manufacturing Co. (3M).
6,000                                                              723,000
                                                                   -------

INSURANCE - 6.2%
Ace Ltd...........................................  35,400       1,502,288
American General Corp............................... 9,450         770,175
Cigna Corp.......................................... 1,700         224,910
UnitedHealth Group, Inc............................. 9,600         589,200
                                                     -----         -------

                                                                 3,086,573

MEDIA - BROADCASTING & PUBLISHING - 2.2%
Dow Jones & Co., Inc................................ 7,900         447,338
Time Warner, Inc.................................... 5,300         276,872
Viacom Inc. - Class B*.............................. 7,670         358,573
                                                     -----         -------

                                                                 1,082,783

METALS - 1.5%
Alcoa, Inc........................................  22,700         760,450
                                                    ------         -------

OIL & GAS - 11.9%
BP Amoco Plc (ADR).................................. 9,820         470,133
Coastal Corp......................................  11,620       1,026,191
Exxon Mobil Corp..................................  26,220       2,279,501
Schlumberger Ltd..................................  11,900         951,256
Tosco Corp........................................  12,600         427,613
Total Fina Elf S.A. (ADR)........................... 5,100         370,706
Transocean Sedco Forex, Inc......................... 8,187         376,602
                                                     -----         -------

                                                                 5,902,002

PHARMACEUTICALS - 3.9%
American Home Products Corp.......................  19,700       1,251,935
Pharmacia Corp....................................  11,662         711,382
                                                    ------         -------

                                                                 1,963,317

RETAILERS - 2.6%
Consolidated Stores Corp.*........................  66,600         707,625
Federated Department Stores, Inc.*................  17,000         595,000
                                                    ------         -------

                                                                 1,302,625

TELEPHONE SYSTEMS - 3.8%
Alltel Corp......................................... 7,500         468,281
SBC Communications Inc............................  17,800         849,950
Verizon Communications, Inc.......................  11,400         571,425
                                                    ------         -------

                                                                 1,889,656

TRANSPORTATION - 1.1%
United Parcel Service, Inc. - Class B............... 9,300         546,956
                                                     -----         -------

Total Common Stocks (Cost $37,954,792)                          46,514,139
                                                                ----------

                        See notes to financial statements
                                       57

Cova Series Trust
Large Cap Research Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)

PAR                          SECURITY                               VALUE
AMOUNT                    DESCRIPTION                            (NOTE 1)
                          -----------                            --------

               SHORT-TERM INVESTMENTS - 7.4%
$125,147       American Express II, 6.63%,
                  due 01/18/01(a)...................                $125,147
250,296        Bank of America, 6.67%, due
                  03/22/01(a).......................                 250,296
250,294        Bank of Montreal, 6.563%, due
                  01/05/01(a).......................                 250,294
750,881        Bank of Nova Scotia, 6.67%,
                  due 01/05/01(a)...................                 750,881
250,294        Bank of Nova Scotia I, 6.63%,
                  due 01/19/01(a)...................                 250,294
500,588        Bayerische Hypovereinsbank,
                  5.50%, due 01/02/01(a)............                 500,588
125,148        Bayerische Hypovereinsbank I,
                  6.63%, due 02/01/01(a)............                 125,148
125,148        First Union National Bank,
                  6.67%, due 05/09/01(a)............                 125,148
302,505        Fleet National Bank, 6.85%,
                  due 04/30/01(a)...................                 302,505
250,294        Goldman Sachs, 6.71%, due
                  02/13/01(a).......................                 250,294
750,881        Merrimac Cash Fund-Premium
                  Class, 6.50%, due
                  01/02/01(a).......................                 750,881
                  ------------                                       -------

Total Short-Term Investments
                  (Cost $3,681,476)                                3,681,476
                  -----------------                                ---------

TOTAL INVESTMENTS - 100.9%
               (Cost $41,636,268)                                 50,195,615

Other Assets and Liabilities (net) -
              (0.9%)                                               (456,632)
              ------                                               ---------


TOTAL NET ASSETS - 100.0%                                        $49,738,983
                                                                 ===========


                              PORTFOLIO FOOTNOTES:

*       Non-income producing security.


(a) Represents investment of collateral received from securities lending transactions.

  ADR - American Depositary Receipt

  See notes to financial statements
                                       58

Cova Series Trust
Developing Growth Portfolio
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)

SECURITY                                                         VALUE
DESCRIPTION                                         SHARES     (NOTE 1)
                                                    ------     --------

COMMON STOCKS - 97.2%
AEROSPACE & DEFENSE - 0.5%
Moog, Inc. - Class A*............................... 1,000         $29,000
Orbital Sciences Corp.*...........................  43,600         179,850
                                                    ------         -------

                                                                   208,850

AIRLINES - 1.1%
Frontier Airlines, Inc.*..........................  15,200         470,250
                                                    ------         -------

APPAREL RETAILERS - 3.3%
AnnTaylor Stores Corp.*...........................  20,200         503,737
Children's Place Retail Stores, Inc.*.............  16,200         328,050
Pacific Sunwear of California, Inc.*..............  21,350         547,094
                                                    ------         -------

                                                                 1,378,881

BEVERAGES, FOOD & TOBACCO - 0.8%
Horizon Organic Holding Corp.*...................... 8,000          35,500
Smithfield Foods, Inc.*............................. 4,800         145,920
United Natural Foods, Inc.*......................... 8,200         144,525
                                                     -----         -------

                                                                   325,945

BUILDING MATERIALS - 0.7%
Insight Enterprises, Inc.*........................  16,200         290,588
                                                    ------         -------

CHEMICALS - 2.4%
OM Group, Inc.....................................  18,500       1,010,562
                                                    ------       ---------

COMMERCIAL SERVICES - 12.5%
Aegis Communications Group, Inc.*.................  41,800          33,440
Butler International, Inc.*......................... 6,250          28,906
CellStar Corp.*...................................  50,900          73,169
Core Laboratories N.V.*...........................  22,200         606,337
Corporate Executive Board Co.*....................  22,300         886,773
Critical Path, Inc.*................................ 2,000          61,500
DiamondCluster International, Inc. - Class A*.
6,750                                                              205,875
EGL, Inc.*.......................................... 5,000         119,687
First Consulting Group, Inc.*....................... 5,800          27,550
Forrester Research, Inc.*........................... 4,800         240,300
G & K Services, Inc...............................  15,600         438,750
IMRglobal Corp.*.................................... 6,200          33,325
Iron Mountain, Inc.*..............................  19,200         712,800
Jupiter Media Metrix, Inc.*......................... 6,581          61,286
Labor Ready, Inc.*.................................. 8,700          28,819
Lexent, Inc.*....................................... 4,000          68,500
Management Network Group, Inc.*..................... 4,200          49,875
MarchFirst, Inc.*.................................  10,412          15,618
NCO Group, Inc.*..................................  11,900         361,462
On Assignment, Inc.*..............................  11,100         316,350
Pegasus Solutions, Inc.*..........................  20,350         141,178
Steiner Leisure Ltd.*.............................  12,500         175,000
TeleTech Holdings, Inc.*..........................  33,800         621,075
                                                    ------         -------

                                                                 5,307,575

COMMUNICATIONS - 5.8%
Cable Design Technologies Corp.*..................  14,800         248,825
Comtech Telecommunications Corp.*................... 9,600         149,400
Plantronics, Inc.*................................  43,100       2,025,700
U.S. Wireless Corp.*................................ 3,300          14,437
                                                     -----          ------

                                                                 2,438,362

SECURITY                                                         VALUE
DESCRIPTION                                         SHARES     (NOTE 1)
                                                    ------     --------

COMPUTER SOFTWARE & PROCESSING - 10.4%
Activision, Inc.*.................................  12,200        $184,525
Acxiom Corp.*.....................................  24,500         953,969
BSQUARE Corp.*...................................... 6,300          37,800
CheckFree Corp.*.................................... 5,500         236,844
CyberSource Corp.*.................................. 6,500          15,437
Documentum, Inc.*.................................  13,200         655,875
eCollege.com, Inc.*...............................  10,800          43,875
eLoyalty Corp.*...................................  31,600         204,414
eMerge Interactive, Inc. - Class A*................. 6,600          23,925
Exchange Applications, Inc.*........................ 7,300           8,897
EXE Technologies, Inc.*............................. 9,000         117,000
iGate Capital Corp.*..............................  16,800          48,300
Lionbridge Technologies, Inc.*...................... 8,000          28,750
Manhattan Associates, Inc.*......................... 5,600         238,700
Manugistics Group, Inc.*............................ 6,000         342,000
Metasolv Software, Inc.*............................ 2,200          20,075
Multex.com, Inc.*................................... 7,700         102,025
National Instruments Corp.*......................... 5,950         288,947
Netopia, Inc.*...................................... 3,600          15,525
Phoenix Technologies Ltd.*.......................... 9,500         128,102
Primus Knowledge Solutions, Inc.*................... 4,200          27,300
Project Software & Development, Inc.*............... 5,300          56,892
Proxicom, Inc.*..................................... 2,400           9,900
RSA Security, Inc.*................................. 2,500         132,187
Rudolph Technologies, Inc.*......................... 1,300          39,244
Take-Two Interactive Software, Inc.*................ 5,400          62,100
THQ, Inc.*.......................................... 8,750         213,281
Verity, Inc.*....................................... 3,900          93,844
Virage, Inc.*....................................... 1,700           9,137
Watchguard Technologies, Inc.*...................... 2,300          72,737
                                                     -----          ------

                                                                 4,411,607

COMPUTERS & INFORMATION - 4.0%
Advanced Digital Information Corp.*...............  33,800         777,400
Cray, Inc.*.......................................  18,100          27,150
InFocus Corp.*...................................... 6,400          94,400
Interlink Electronics, Inc.*........................ 3,200          40,600
MICROS Systems, Inc.*............................... 9,600         175,200
RadiSys Corp.*....................................  17,300         447,637
Xircom, Inc.*....................................... 7,700         119,350
                                                     -----         -------

                                                                 1,681,737

ELECTRICAL EQUIPMENT - 1.5%
Ampex Corp.*......................................  27,100          10,162
Analogic Corp....................................... 6,300         280,744
Technitrol, Inc..................................... 7,800         320,775
Universal Electronics, Inc.*........................ 2,800          43,225
                                                     -----          ------

                                                                   654,906

ELECTRONICS - 5.8%
Artesyn Technologies, Inc.*.......................  12,200         193,675
AXT, Inc.*.......................................... 5,000         165,312
CTS Corp............................................ 2,800         102,025
Dallas Semiconductor Corp........................... 3,800          97,375
Dionex Corp.*....................................... 2,500          86,250
EMS Technologies, Inc.*............................. 7,600          88,350

                             See notes to financial statements
                                               59

Cova Series Trust
Developing Growth Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)

SECURITY                                                         VALUE
DESCRIPTION                                         SHARES     (NOTE 1)
                                                    ------     --------

ELECTRONICS - CONTINUED
Fairchild Semiconductor Corp.*....................  10,300        $148,706
Helix Technology Corp............................... 2,300          54,445
Lecroy Corp.*....................................... 8,500         105,187
Luminent, Inc.*..................................... 8,300          49,929
NVIDIA Corp.*.....................................  10,100         330,933
Oak Technology, Inc.*............................... 9,600          83,400
Pioneer-Standard Electronics, Inc................... 3,600          39,600
Sawtek, Inc.*.....................................  12,200         563,487
Silicon Storage Technology, Inc.*................... 7,100          83,869
SLI, Inc..........................................  19,400         124,888
Three-Five Systems, Inc.*........................... 8,350         150,300
                                                     -----         -------

                                                                 2,467,731

ENTERTAINMENT & LEISURE - 1.5%
American Classic Voyages Co.*....................... 9,500         133,000
Bally Total Fitness Holdings Corp.*................. 8,500         287,937
Championship Auto Racing Teams, Inc.*............... 8,400         176,400
Cinar Corp.*(a)..................................... 6,300          24,019
                                                     -----          ------

                                                                   621,356

FINANCIAL SERVICES - 2.5%
Federal Agricultural Mortgage Corp.*..............  11,400         266,475
Investment Technology Group, Inc.*.................. 3,200         133,600
Metris Companies, Inc.............................  15,800         415,737
Raymond James Financial, Inc........................ 3,400         118,575
S1 Corp.*.........................................  22,600         118,650
                                                    ------         -------

                                                                 1,053,037

FOOD RETAILERS - 1.5%
Whole Foods Market, Inc.*.........................  10,300         629,587
                                                    ------         -------

HEALTH CARE PROVIDERS - 3.2%
Apria Healthcare Group, Inc.*.....................  18,800         559,300
Collateral Therapeutics, Inc.*...................... 1,100          19,456
Hanger Orthopedic Group, Inc.*....................  13,800          18,112
Healthcare Services Group, Inc.*..................  11,750          74,906
Matria Healthcare, Inc.*............................ 8,750          84,219
Pharmaceutical Product Development, Inc.*.
7,500                                                              372,656
Renal Care Group, Inc.*............................. 7,900         216,633
                                                     -----         -------

                                                                 1,345,282

HEAVY MACHINERY - 0.7%
Flow International Corp.*.........................  10,200         112,200
Semitool, Inc.*...................................  21,200         205,375
                                                    ------         -------

                                                                   317,575

HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 0.5%
Crossmann Communities, Inc.*......................  10,100         212,100
                                                    ------         -------

INSURANCE - 2.3%
Advance Paradigm, Inc.*...........................  13,000         591,500
Hooper Holmes, Inc................................  34,000         376,040
                                                    ------         -------

                                                                   967,540

MEDIA - BROADCASTING & PUBLISHING - 0.3%
Regent Communications, Inc.*......................  21,200         125,875
                                                    ------         -------

MEDICAL SUPPLIES - 4.5%
Arrow International, Inc..........................  10,800         406,857
ATS Medical, Inc.*................................  21,800         309,287

SECURITY                                                         VALUE
DESCRIPTION                                         SHARES     (NOTE 1)
                                                    ------     --------

MEDICAL SUPPLIES - CONTINUED
Bio-Rad Laboratories, Inc. - Class A*................. 800         $25,440
Coherent, Inc.*...................................  13,300         432,250
Diagnostic Products Corp............................ 4,900         267,663
Orthofix International N.V.*......................  11,300         216,113
Radiance Medical Systems, Inc.*..................... 9,500          47,500
SonoSite, Inc.*..................................... 7,700          98,175
Theragenics Corp.*................................  16,900          84,500
Therma-Wave Inc.*................................... 1,500          21,000
                                                     -----          ------

                                                                 1,908,785

METALS - 0.5%
Matthews International Corp......................... 7,100         224,094
                                                     -----         -------

MINING - 2.4%
North American Palladium Ltd.*....................  13,900         125,100
Stillwater Mining Co.*............................  23,200         912,920
                                                    ------         -------

                                                                 1,038,020

MISCELLANEOUS - 1.2%
Armor Holdings, Inc.*.............................  22,000         383,625
Student Advantage, Inc.*..........................  30,100         127,925
                                                    ------         -------

                                                                   511,550

OIL & GAS - 6.7%
Evergreen Resources, Inc.*.......................... 9,700         374,663
EXCO Resources, Inc.*.............................  10,800         168,750
Forest Oil Corp.*................................... 4,900         180,688
Grant Prideco, Inc.*................................ 5,600         122,850
Louis Dreyfus Natural Gas Corp.*..................  16,700         765,069
Seitel, Inc.*.....................................  10,300         189,906
Stone Energy Corp.*................................. 5,100         329,205
Superior Energy Services, Inc.*...................  14,100         162,150
Vintage Petroleum, Inc............................  26,100         561,150
                                                    ------         -------

                                                                 2,854,431

PHARMACEUTICALS - 6.9%
Albany Molecular Research, Inc.*.................... 8,500         523,813
Barr Laboratories, Inc.*............................ 4,150         302,691
Corixa Corp.*....................................... 8,700         242,513
Hyseq, Inc.*........................................ 1,700          24,438
ICOS Corp.*.......................................  11,500         597,281
ILEX Oncology, Inc.*................................ 5,700         149,981
Invitrogen Corp.*................................... 1,600         138,200
K-V Pharmaceutical Co. - Class A*................... 5,000         125,000
Kos Pharmaceuticals, Inc.*.......................... 6,800         119,850
Maxim Pharmaceuticals, Inc.*........................ 3,800          24,225
Medicines Co. (The)*................................ 4,800          98,400
Noven Pharmaceuticals, Inc*......................... 3,400         127,075
Scios, Inc.*........................................ 5,800         129,050
SICOR, Inc.*......................................  16,100         232,444
SuperGen, Inc.*..................................... 5,500          76,313
                                                     -----          ------

                                                                 2,911,274

REAL ESTATE - 0.5%
Catellus Development Corp.*......................... 4,700          82,250
Healthcare Realty Trust, Inc. (REIT)................ 6,000         127,500
                                                     -----         -------

                                                                   209,750

                             See notes to financial statements
                                               60

Cova Series Trust
Developing Growth Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)

SECURITY                                                         VALUE
DESCRIPTION                                         SHARES     (NOTE 1)
                                                    ------     --------

RESTAURANTS - 1.3%
Buca, Inc.*......................................... 4,100         $60,219
CEC Entertainment, Inc.*..........................  10,000         341,250
P.F. Chang's China Bistro, Inc.*.................... 5,400         169,763
                                                     -----         -------

                                                                   571,232

RETAILERS - 2.0%
Alloy Online, Inc.*................................. 9,700          74,569
Cost Plus, Inc.*.................................... 5,450         160,094
MSC Industrial Direct Co.,Inc.*...................  23,400         422,663
ValueVision International, Inc. - Class A*
15,300                                                             193,163
                                                                   -------

                                                                   850,489

TELEPHONE SYSTEMS - 0.8%
Boston Communications Group, Inc.*.................. 5,200         144,950
Lightbridge, Inc.*.................................. 8,000         105,000
Mpower Communications Corp.*........................ 9,750          49,969
Talk.com, Inc.*...................................  26,500          38,094
                                                    ------          ------

                                                                   338,013

SECURITY                                                         VALUE
DESCRIPTION                                         SHARES     (NOTE 1)
                                                    ------     --------

TEXTILES, CLOTHING & FABRICS - 7.0%
Cutter & Buck, Inc.*................................ 8,700         $66,338
Guess ?, Inc.*....................................  13,600          72,250
Kenneth Cole Productions, Inc.*..................... 6,300         253,575
Quiksilver, Inc.*.................................  25,200         488,250
Tarrant Apparel Group*............................  13,800          50,025
Timberland Co. (The)*.............................  23,900       1,598,313
Tropical Sportswear International Corp.*
16,000                                                             222,000
Vans, Inc.*.......................................  13,100         221,881
                                                    ------         -------

                                                                 2,972,632

TRANSPORTATION - 1.7%
Railworks Corp.*..................................  12,100          28,360
Skywest, Inc......................................  24,600         707,250
                                                    ------         -------

                                                                   735,610

WATER AND SEWER - 0.4%
Ionics, Inc.*....................................... 6,300         178,763
                                                     -----         -------

Total Common Stocks (Cost $41,091,680)                          41,223,989
                                                                ----------

PAR                          SECURITY                               VALUE
AMOUNT                    DESCRIPTION                            (NOTE 1)
                          -----------                            --------

               SHORT-TERM INVESTMENTS - 9.4%
$136,096       American Express II, 6.63%,
                  due 01/18/01(b)...................                 136,096
272,193        Bank of America, 6.67%, due
                  03/22/01(b).......................                 272,193
272,193        Bank of Montreal, 6.563%, due
                  01/05/01(b).......................                 272,193
816,578        Bank of Nova Scotia, 6.67%,
                  due 01/05/01(b)...................                 816,578
272,193        Bank of Nova Scotia I, 6.63%,
                  due 01/19/01(b)...................                 272,193
544,385        Bayerische Hypovereinsbank,
                  5.50%, due 01/02/01(b)............                 544,385
136,096        Bayerische Hypovereinsbank I,
                  6.63%, due 02/01/01(b)............                 136,096
136,096        First Union National Bank,
                  6.67%, due 05/09/01(b)............                 136,096
328,977        Fleet National Bank, 6.85%,
                  due 04/30/01(b)...................                 328,977
272,193        Goldman Sachs, 6.71%, due
                  02/13/01(b).......................                 272,193
816,578        Merrimac Cash Fund-Premium
                  Class, 6.50%, due
                  01/02/01(b).......................                 816,578
                  ------------                                       -------

Total Short-Term Investments
                  (Cost $4,003,578)                                4,003,578
                  -----------------                                ---------

TOTAL INVESTMENTS - 106.6%
               (Cost $45,095,258)                                  45,227,567

Other Assets and Liabilities (net) -
               (6.7%)                                             (2,831,981)
               ------                                             -----------


TOTAL NET ASSETS - 100.0%                                         $42,395,586
                                                                  ===========


                              PORTFOLIO FOOTNOTES:

*       Non-income producing security.

(a)  Security is in Bankruptcy.

(b) Represents investment of collateral received from securities lending transactions.

  REIT - Real Estate Investment Trust

  See notes to financial statements
                                       61

Cova Series Trust
Lord Abbett Growth & Income Portfolio
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)

SECURITY                                                               VALUE
DESCRIPTION                                           SHARES          (NOTE 1)
                                                      ------          --------

COMMON STOCKS - 95.9%
AEROSPACE & DEFENSE - 4.2%
Boeing Co..............................................  200,000      $13,200,000
Lockheed Martin Corp...................................  260,000        8,827,000
United Technologies Corp...............................  220,000       17,297,500
                                                         -------       ----------

                                                                       39,324,500

AIRLINES - 1.1%
AMR Corp.*.............................................  260,000       10,188,750
                                                         -------       ----------

BANKING - 9.1%
Bank One Corp..........................................  300,000       10,987,500
Chase Manhattan Corp.*.................................  190,000        8,633,125
Fleet Boston Financial Corp............................  500,000       18,781,250
MBNA Corp..............................................  360,000       13,297,500
Mellon Financial Corp..................................  240,000       11,805,000
Wells Fargo Co.........................................  400,000       22,275,000
                                                         -------       ----------

                                                                       85,779,375

BEVERAGES, FOOD & TOBACCO - 3.3%
Archer-Daniels-Midland Co............................  1,200,000       18,000,000
Hershey Foods Corp.....................................  100,000        6,437,500
Pepsico, Inc...........................................  140,000        6,938,750
                                                         -------        ---------

                                                                       31,376,250

CHEMICALS - 2.2%
Dow Chemical Co........................................  300,000       10,987,500
Praxair, Inc............................................. 16,000          710,000
Rohm & Haas Co.........................................  250,000        9,078,125
                                                         -------        ---------

                                                                       20,775,625

COMMUNICATIONS - 0.9%
QUALCOMM, Inc.*........................................  100,000        8,218,750
                                                         -------        ---------

COMPUTER SOFTWARE & PROCESSING - 3.7%
Cadence Design Systems, Inc.*..........................  420,000       11,550,000
First Data Corp........................................  320,000       16,860,000
Peoplesoft, Inc.*......................................  180,000        6,693,750
                                                         -------        ---------

                                                                       35,103,750

COMPUTERS & INFORMATION - 0.9%
International Business Machines Corp...................  100,000        8,500,000
                                                         -------        ---------

COSMETICS & PERSONAL CARE - 0.9%
Avon Products, Inc.....................................  180,000        8,617,500
                                                         -------        ---------

ELECTRIC UTILITIES - 9.9%
Dominion Resources, Inc................................  400,000       26,800,000
Duke Energy Corp.......................................  240,000       20,460,000
Exelon Corp............................................  300,000       21,063,000
FirstEnergy Corp.......................................  680,000       21,462,500
PG&E Corp..............................................  205,600        4,112,000
                                                         -------        ---------

                                                                       93,897,500

ELECTRICAL EQUIPMENT - 1.3%
Emerson Electric Co....................................  160,000       12,610,000
                                                         -------       ----------

SECURITY                                                               VALUE
DESCRIPTION                                           SHARES          (NOTE 1)
                                                      ------          --------

ELECTRONICS - 1.0%
General Motors Corp. - Class H*..............................  3              $69
Texas Instruments, Inc.................................  200,000        9,475,000
                                                         -------        ---------

                                                                        9,475,069

ENVIRONMENTAL CONTROLS - 1.4%
Waste Management, Inc..................................  470,000       13,042,500
                                                         -------       ----------

FINANCIAL SERVICES - 1.3%
Morgan Stanley, Dean Witter & Co.......................  160,000       12,680,000
                                                         -------       ----------

FOOD RETAILERS - 1.3%
Safeway, Inc.*.........................................  200,000       12,500,000
                                                         -------       ----------

FOREST PRODUCTS & PAPER - 2.4%
Bowater, Inc...........................................  260,000       14,657,500
International Paper Co.................................  200,000        8,162,500
                                                         -------        ---------

                                                                       22,820,000

HEALTH CARE PROVIDERS - 1.6%
HCA-The Healthcare Company.............................  350,000       15,403,500
                                                         -------       ----------

HEAVY MACHINERY - 2.2%
Deere & Co.............................................  450,000       20,615,625
                                                         -------       ----------

INDUSTRIAL - DIVERSIFIED - 2.6%
Minnesota Mining & Manufacturing Co. (3M)..............  200,000       24,100,000
                                                         -------       ----------

INSURANCE - 12.0%
Ace Ltd................................................  650,000       27,584,375
Aegon N.V. (ADR).......................................  200,000        8,287,500
American General Corp..................................  220,000       17,930,000
Cigna Corp.............................................  120,000       15,876,000
Jefferson-Pilot Corp...................................  270,000       20,182,500
St. Paul Co............................................  200,000       10,862,500
UnitedHealth Group, Inc................................  200,000       12,275,000
                                                         -------       ----------

                                                                      112,997,875

MEDIA - BROADCASTING & PUBLISHING - 2.3%
Dow Jones & Co., Inc...................................  200,000       11,325,000
Viacom Inc. - Class B*.................................  220,000       10,285,000
                                                         -------       ----------

                                                                       21,610,000

MEDICAL SUPPLIES - 1.8%
Baxter International, Inc..............................  100,000        8,831,250
Becton Dickinson & Co..................................  240,000        8,310,000
                                                         -------        ---------

                                                                       17,141,250

METALS - 1.9%
Alcoa, Inc.............................................  530,000       17,755,000
                                                         -------       ----------

OIL & GAS - 13.0%
BP Amoco Plc (ADR).....................................  300,000       14,362,500
Coastal Corp...........................................  280,000       24,727,500
Exxon Mobil Corp.......................................  300,000       26,081,250
Schlumberger Ltd.......................................  240,000       19,185,000
Tosco Corp.............................................  320,000       10,860,000
Total Fina Elf S.A. (ADR)..............................  240,000       17,445,000
Transocean Sedco Forex, Inc............................  220,000       10,120,000
                                                         -------       ----------

                                                                      122,781,250

                             See notes to financial statements
                                               62

Cova Series Trust
Lord Abbett Growth & Income Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)

SECURITY                                                               VALUE
DESCRIPTION                                           SHARES          (NOTE 1)
                                                      ------          --------

PHARMACEUTICALS - 4.5%
American Home Products Corp............................  350,000      $22,242,500
McKesson HBOC, Inc.....................................  200,000        7,178,000
Pharmacia Corp.........................................  220,000       13,420,000
                                                         -------       ----------

                                                                       42,840,500

RETAILERS - 1.1%
Consolidated Stores Corp.*.............................  620,000        6,587,500
Target Corp............................................  124,100        4,002,225
                                                         -------        ---------

                                                                       10,589,725

TELEPHONE SYSTEMS - 3.8%
Alltel Corp............................................  180,000       11,238,750
SBC Communications, Inc................................  250,000       11,937,500
Verizon Communications, Inc............................  250,000       12,531,250
                                                         -------       ----------

                                                                       35,707,500

SECURITY                                                               VALUE
DESCRIPTION                                           SHARES          (NOTE 1)
                                                      ------          --------

TEXTILES, CLOTHING & FABRICS - 0.2%
V.F. Corp................................................ 48,600       $1,761,264
                                                          ------       ----------

TRANSPORTATION - 1.7%
Burlington Northern Santa Fe Corp......................  140,000        3,963,750
United Parcel Service, Inc. - Class B..................  200,000       11,762,500
                                                         -------       ----------

                                                                       15,726,250

U.S. GOVERNMENT AGENCY - 2.3%
Federal National Mortgage Association..................  250,000       21,687,500
                                                         -------       ----------

Total Common Stocks (Cost $723,538,141)                               905,626,808
                                                                      -----------

CONVERTIBLE PREFERRED STOCKS - 1.1%
BEVERAGES, FOOD & TOBACCO - 1.1%
Seagram Co Ltd (ACES) (Cost $9,284,846)................  200,000       10,425,000
                                                         -------       ----------

PAR                           SECURITY                               VALUE
AMOUNT                     DESCRIPTION                              (NOTE 1)
                           -----------                              --------


                SHORT-TERM INVESTMENTS - 7.6%

$2,437,923      American Express II, 6.63%,
                   due 01/18/01(a)...................                 2,437,923
4,875,849       Bank of America, 6.67%, due
                   03/22/01(a).......................                 4,875,849
4,875,849       Bank of Montreal, 6.563%, due
                   01/05/01(a).......................                 4,875,849
14,627,548      Bank of Nova Scotia, 6.67%,
                   due 01/05/01(a)...................                14,627,548
4,875,849       Bank of Nova Scotia I, 6.63%,
                   due 01/19/01(a)...................                 4,875,849
9,751,698       Bayerische Hypovereinsbank,
                   5.50%, due 01/02/01(a)............                 9,751,698
2,832,728       Bayerische Hypovereinsbank I,
                   6.63%, due 02/01/01(a)............                 2,832,728
2,437,926       First Union National Bank,
                   6.67%, due 05/09/01(a)............                 2,437,926
5,945,902       Fleet National Bank, 6.85%,
                   due 04/30/01(a)...................                 5,945,902
4,428,192       Goldman Sachs, 6.71%, due
                   02/13/01(a).......................                 4,428,192
14,627,546      Merrimac Cash Fund-Premium
                   Class, 6.50%, due
                   01/02/01(a).......................                14,627,546
                   ------------                                      ----------

Total Short-Term Investments
                   (Cost $71,717,010)                                71,717,010
                   ------------------                                ----------

TOTAL INVESTMENTS - 104.6%
               (Cost $804,539,997)                                  987,768,818

Other Assets and Liabilities (net) -
               (4.6%)                                             (43,188,391)
               ------                                             ------------


TOTAL NET ASSETS - 100.0%                                          $944,580,427
                                                                   ============


                              PORTFOLIO FOOTNOTES:

*       Non-income producing security.


(a) Represents investment of collateral received from securities lending transactions.

  ADR - American Depositary Receipt

  ACES - Automatically Convertible Equity Security

  See notes to financial statements
                                       63

Cova Series Trust
Balanced Portfolio
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)

SECURITY                                                        VALUE
DESCRIPTION                                         SHARES     (NOTE 1)
                                                    ------     --------

COMMON STOCKS - 62.5%
ADVERTISING - 0.4%
Interpublic Group of Companies,
Inc. (The)..........................................   800       $34,050
                                                       ---       -------

AEROSPACE & DEFENSE - 1.0%
General Dynamics Corp............................... 1,200        93,600
                                                     -----        ------

BANKING - 7.9%
Chase Manhattan Corp.*.............................. 2,070        94,056
Comerica, Inc....................................... 2,100       124,687
Fifth Third Bancorp................................... 400        23,900
MBNA Corp........................................... 3,690       136,299
Mellon Financial Corp............................... 1,800        88,537
USA Education, Inc.................................. 3,563       242,284
Wells Fargo Co........................................ 900        50,119
                                                       ---        ------

                                                                 759,882

BEVERAGES, FOOD & TOBACCO - 5.1%
Heinz (H.J.), Co.................................... 3,400       161,288
Ralston Purina Group................................ 4,200       109,725
Sysco Corp.......................................... 7,250       217,500
                                                     -----       -------

                                                                 488,513

BUILDING MATERIALS - 1.9%
Martin Marietta Materials, Inc........................ 100         4,230
Masco Corp.......................................... 6,815       175,060
                                                     -----       -------

                                                                 179,290

COMMERCIAL SERVICES - 0.9%
Ecolab, Inc......................................... 2,100        90,694
                                                     -----        ------

COMMUNICATIONS - 1.9%
Cisco Systems, Inc.*................................ 2,400        91,800
Nokia Corp. (ADR)..................................... 800        34,800
Nortel Networks Corp................................ 1,800        57,712
                                                     -----        ------

                                                                 184,312

COMPUTER SOFTWARE & PROCESSING - 1.9%
First Data Corp..................................... 2,390       125,923
Microsoft Corp.*.................................... 1,285        55,737
                                                     -----        ------

                                                                 181,660

COMPUTERS & INFORMATION - 2.6%
Compaq Computer Corp................................ 1,500        22,575
Dell Computer Corp.*................................ 1,350        23,541
Electronic Data Systems Corp.......................... 800        46,200
EMC Corp.*............................................ 900        59,850
Sun Microsystems, Inc.*............................. 1,000        27,875
Sungard Data Systems, Inc.*......................... 1,540        72,573
                                                     -----        ------

                                                                 252,614

CONTAINERS & PACKAGING - 1.0%
Avery-Dennison Corp................................. 1,810        99,323
                                                     -----        ------

COSMETICS & PERSONAL CARE - 1.2%
Estee Lauder Co..................................... 1,230        53,889
Gillette Co......................................... 1,640        59,245
                                                     -----        ------

                                                                 113,134

SECURITY                                                        VALUE
DESCRIPTION                                         SHARES     (NOTE 1)
                                                    ------     --------

ELECTRIC UTILITIES - 2.9%
AES Corp.*.......................................... 1,600       $88,600
Duke Energy Corp.................................... 1,110        94,628
Exelon Corp......................................... 1,000        70,210
Montana Power Co. (The)............................. 1,000        20,750
                                                     -----        ------

                                                                 274,188

ELECTRICAL EQUIPMENT - 1.2%
General Electric Co................................. 2,325       111,455
                                                     -----       -------

ELECTRONICS - 2.2%
Applied Materials, Inc.*.............................. 530        20,239
Intel Corp.......................................... 1,550        46,597
KLA-Tencor Corp.*................................... 1,260        42,446
Maxim Integrated Products, Inc.*...................... 940        44,944
Texas Instruments, Inc.............................. 1,200        56,850
                                                     -----        ------

                                                                 211,076

FOREST PRODUCTS & PAPER - 2.0%
Kimberly-Clark Corp................................. 1,200        84,828
Mead Corp........................................... 3,430       107,616
                                                     -----       -------

                                                                 192,444

HOUSEHOLD PRODUCTS - 0.7%
Energizer Holdings, Inc.*........................... 3,200        68,400
                                                     -----        ------

INDUSTRIAL - DIVERSIFIED - 3.4%
Illinois Tool Works, Inc............................ 1,060        63,136
Millipore Corp...................................... 2,760       173,880
Tyco International Ltd.............................. 1,600        88,800
                                                     -----        ------

                                                                 325,816

INSURANCE - 1.5%
Ambac Financial Group, Inc.......................... 1,200        69,975
American International Group.......................... 800        78,850
                                                       ---        ------

                                                                 148,825

MEDIA - BROADCASTING & PUBLISHING - 1.7%
Comcast Corp. - Class A*.............................. 700        29,225
McGraw-Hill Companies, Inc. (The)..................... 800        46,900
Time Warner, Inc...................................... 670        35,001
Viacom Inc. - Class A*.............................. 1,200        56,400
                                                     -----        ------

                                                                 167,526

MEDICAL SUPPLIES - 1.8%
Baxter International, Inc........................... 1,980       174,859
                                                     -----       -------

METALS - 1.3%
Alcoa, Inc.......................................... 3,600       120,600
                                                     -----       -------

OIL & GAS - 4.1%
Murphy Oil Corp..................................... 1,060        64,064
Ocean Energy, Inc................................... 4,605        80,012
USX - Marathon Group................................ 4,940       137,085
Williams Companies, Inc............................. 2,800       111,825
                                                     -----       -------

                                                                 392,986

PHARMACEUTICALS - 8.2%
Abbott Laboratories................................. 2,700       130,781

                             See notes to financial statements
                                               64

Cova Series Trust
Balanced Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)

SECURITY                                                        VALUE
DESCRIPTION                                         SHARES     (NOTE 1)
                                                    ------     --------

PHARMACEUTICALS - CONTINUED
Bristol-Myers Squibb Co............................. 1,945      $143,808
Eli Lilly & Co...................................... 1,880       174,958
Merck & Co., Inc...................................... 600        56,175
Pfizer, Inc......................................... 1,500        69,000
Pharmacia Corp...................................... 1,000        61,000
Schering-Plough Corp................................ 2,725       154,644
                                                     -----       -------

                                                                 790,366

RESTAURANTS - 0.7%
Tricon Global Restaurants, Inc.*.................... 2,140        70,620
                                                     -----        ------

RETAILERS - 2.3%
Home Depot, Inc....................................... 900        41,119

SECURITY                                                        VALUE
DESCRIPTION                                         SHARES     (NOTE 1)
                                                    ------     --------

RETAILERS - CONTINUED
Target Corp......................................... 2,000       $64,500
Wal-Mart Stores, Inc................................ 2,090       111,031
                                                     -----       -------

                                                                 216,650

TELEPHONE SYSTEMS - 2.6%
SBC Communications, Inc............................. 2,400       114,600
Verizon Communications, Inc......................... 2,074       103,959
WorldCom, Inc.*..................................... 2,450        34,300
                                                     -----        ------

                                                                 252,859

U.S. GOVERNMENT AGENCY - 0.1%
Federal Home Loan Mortgage Corp....................... 200        13,775
                                                       ---        ------

Total Common Stocks (Cost $5,461,737)                          6,009,517
                                                               ---------

PAR                       SECURITY                                             VALUE
AMOUNT                  DESCRIPTION                 COUPON     MATURITY      (NOTE 1)
                        -----------                 ------     --------      --------

             CORPORATE DEBT - 11.5%
             BANKING - 3.6%
$150,000     Household Finance Corp..............   6.000%    05/01/2004        147,335
200,000      Norwest Financial...................   6.625%    07/15/2004        201,670
             ------------------                     ------    ----------        -------

                                                                                349,005

             CHEMICALS - 1.7%
150,000      Du Pont (E.I.) de Nemours and          8.250%    09/15/2006        165,236
               Co

             ENTERTAINMENT & LEISURE - 1.5%
150,000      Walt Disney Co. (The)...............   5.250%    11/10/2003        146,972
             ----------------------                 ------    ----------        -------

             FINANCIAL SERVICES - 4.7%
150,000      Associates Corp. of North              5.800%    04/20/2004        147,743
               America.
150,000      General Motors Acceptance              6.850%    06/17/2004        150,065
               Corp
150,000      Merrill Lynch & Co., Inc............   6.550%    08/01/2004        151,280
             ------------------------               ------    ----------        -------

                                                                                449,088

             Total Corporate Debt (Cost                                       1,110,301
                $1,124,508)

             U.S. GOVERNMENT AND AGENCY
               OBLIGATIONS - 20.6%
             U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES - 6.9%
26,003       Federal Home Loan Mortgage             6.500%    01/01/2012         26,007
               Corp
26,187       Federal National Mortgage              6.000%    03/01/2011         25,840
               Association.
388,719      Federal National Mortgage              6.000%    11/01/2013        383,564
               Association.
65,896       Federal National Mortgage              7.000%    02/01/2016         66,596
               Association.
102,781      Government National Mortgage           6.000%    01/15/2011        101,932
               Association.
30,023       Government National Mortgage           6.500%    03/15/2024         29,709
               Association.
31,143       Government National Mortgage           7.000%    07/20/2027         31,129
               Association.

                                                                                664,777

                        See notes to financial statements
                                       65

Cova Series Trust
Balanced Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)

PAR                       SECURITY                                             VALUE
AMOUNT                  DESCRIPTION                 COUPON     MATURITY      (NOTE 1)
                        -----------                 ------     --------      --------

             U.S. TREASURY SECURITIES - 13.7%
$150,000     U.S. Treasury Note..................   6.375%    08/15/2002       $152,627
300,000      U.S. Treasury Note..................   7.250%    05/15/2004        319,417
300,000      U.S. Treasury Note..................   6.625%    05/15/2007        323,681
150,000      U.S. Treasury Note..................   6.125%    08/15/2007        157,957
150,000      U.S. Treasury Note..................   5.625%    05/15/2008        154,123
200,000      U.S. Treasury Note..................   6.000%    08/15/2009        211,160
             ------------------                     ------    ----------        -------

                                                                              1,318,965

             Total U.S. Government and                                        1,983,742
               Agency Obligations (Cost
                $1,957,837)

TOTAL INVESTMENTS - 94.6%
               (Cost $8,544,082)                                              9,103,560

Other Assets and Liabilities (net) -
               5.4%                                                             515,037
               ----                                                             -------


TOTAL NET ASSETS - 100.0%                                                    $9,618,597
                                                                             ==========


                              PORTFOLIO FOOTNOTES:

*       Non-income producing security.

ADR - American Depositary Receipt

                             See notes to financial statements

                                       66

Cova Series Trust Equity Income Portfolio PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000 (PERCENTAGE OF NET ASSETS)

SECURITY                                                        VALUE
DESCRIPTION                                         SHARES     (NOTE 1)
                                                    ------     --------

COMMON STOCKS - 100.1%
AEROSPACE & DEFENSE - 2.6%
General Dynamics Corp............................... 1,200       $93,600
Raytheon Co......................................... 3,400        98,600
                                                     -----        ------

                                                                 192,200

BANKING - 17.1%
Chase Manhattan Corp.*.............................. 2,850       129,497
Comerica, Inc....................................... 2,800       166,250
MBNA Corp........................................... 4,200       155,138
Mellon Financial Corp............................... 3,700       181,994
National City Corp.................................. 4,600       132,250
PNC Financial Services Group........................ 1,800       131,513
Union Planters Corp................................. 3,400       121,550
USA Education, Inc.................................. 3,800       258,400
                                                     -----       -------

                                                               1,276,592

BEVERAGES, FOOD & TOBACCO - 6.7%
Heinz (H.J.), Co.................................... 3,500       166,031
Ralston Purina Group................................ 4,500       117,563
Sara Lee Corp....................................... 4,600       112,987
Sysco Corp.......................................... 3,400       102,000
                                                     -----       -------

                                                                 498,581

BUILDING MATERIALS - 5.2%
Martin Marietta Materials, Inc...................... 3,100       131,130
Masco Corp.......................................... 6,500       166,969
Sherwin Williams Co................................. 3,500        92,094
                                                     -----        ------

                                                                 390,193

CHEMICALS - 0.8%
Solutia, Inc........................................ 5,000        60,000
                                                     -----        ------

COMPUTER SOFTWARE & PROCESSING - 2.4%
BMC Software, Inc.*................................. 1,600        22,400
First Data Corp..................................... 3,000       158,062
                                                     -----       -------

                                                                 180,462

COMPUTERS & INFORMATION - 4.9%
Hewlett-Packard Co.................................. 2,000        63,125
International Business Machines Corp................ 1,200       102,000
Sungard Data Systems, Inc.*......................... 4,200       197,925
                                                     -----       -------

                                                                 363,050

CONTAINERS & PACKAGING - 0.7%
Crown Cork & Seal, Inc.............................. 6,700        49,831
                                                     -----        ------

COSMETICS & PERSONAL CARE - 1.5%
Gillette Co......................................... 3,000       108,375
                                                     -----       -------

ELECTRIC UTILITIES - 9.0%
Cinergy Corp........................................ 3,400       119,425
Constellation Energy Group, Inc..................... 3,200       144,200
Duke Energy Corp.................................... 2,000       170,500

SECURITY                                                        VALUE
DESCRIPTION                                         SHARES     (NOTE 1)
                                                    ------     --------

ELECTRIC UTILITIES - CONTINUED
Exelon Corp......................................... 1,600      $112,336
Xcel Energy, Inc.................................... 4,340       126,131
                                                     -----       -------

                                                                 672,592

ELECTRONICS - 0.4%
Intel Corp.......................................... 1,000        30,062
                                                     -----        ------

FINANCIAL SERVICES - 3.8%
Citigroup, Inc...................................... 3,066       156,558
Heller Financial, Inc............................... 4,000       122,750
                                                     -----       -------

                                                                 279,308

FOREST PRODUCTS & PAPER - 1.3%
Mead Corp........................................... 3,000        94,125
                                                     -----        ------

HEALTH CARE PROVIDERS - 1.4%
HCA-The Healthcare Company.......................... 2,400       105,624
                                                     -----       -------

HOUSEHOLD PRODUCTS - 1.0%
Energizer Holdings, Inc.*........................... 3,600        76,950
                                                     -----        ------

INDUSTRIAL - DIVERSIFIED - 2.6%
Illinois Tool Works, Inc............................ 1,200        71,475
Temple Inland, Inc.................................. 2,300       123,337
                                                     -----       -------

                                                                 194,812

MEDIA - BROADCASTING & PUBLISHING - 0.7%
McGraw-Hill Companies, Inc. (The)..................... 900        52,762
                                                       ---        ------

MEDICAL SUPPLIES - 5.5%
Bard (C.R.), Inc.................................... 2,800       130,375
Baxter International, Inc........................... 2,200       194,287
Becton Dickinson & Co............................... 2,400        83,100
                                                     -----        ------

                                                                 407,762

METALS - 3.1%
Alcoa, Inc.......................................... 4,400       147,400
USX - U.S. Steel Group, Inc......................... 4,700        84,600
                                                     -----        ------

                                                                 232,000

OIL & GAS - 11.9%
Conoco, Inc......................................... 5,700       163,162
Murphy Oil Corp..................................... 1,400        84,612
National Fuel Gas Co................................ 2,600       163,638
Ocean Energy, Inc................................... 5,900       102,513
Phillips Petroleum Co............................... 2,700       153,563
Texaco, Inc......................................... 1,400        86,975
USX - Marathon Group................................ 4,800       133,200
                                                     -----       -------

                                                                 887,663

PHARMACEUTICALS - 2.3%
Pharmacia Corp...................................... 2,856       174,216
                                                     -----       -------

REAL ESTATE - 3.7%
Archstone Communities Trust (REIT).................. 6,000       154,500
Prentiss Properties Trust (REIT).................... 4,500       121,219
                                                     -----       -------

                                                                 275,719

                             See notes to financial statements
                                               67

Cova Series Trust
Equity Income Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)

SECURITY                                                        VALUE
DESCRIPTION                                         SHARES     (NOTE 1)
                                                    ------     --------

RETAILERS - 4.6%
Lowes Co., Inc...................................... 3,000      $133,500
May Department Stores Co. (The)..................... 4,100       134,275
Target Corp......................................... 2,200        70,950
                                                     -----        ------

                                                                 338,725

TELEPHONE SYSTEMS - 4.6%
SBC Communications, Inc............................. 3,000       143,250
Verizon Communications, Inc......................... 2,806       140,651
WorldCom, Inc.*..................................... 4,000        56,000
                                                     -----        ------

                                                                 339,901

U.S. GOVERNMENT AGENCY - 2.3%
Federal National Mortgage Association............... 2,000       173,500
                                                     -----       -------

TOTAL INVESTMENTS - 100.1%
(Cost $6,635,125)                                              7,455,005

Other Assets and Liabilities (net) -
(0.1%)                                                           (6,383)
                                                                 -------


TOTAL NET ASSETS - 100.0%                                     $7,448,622
                                                              ==========


  PORTFOLIO FOOTNOTES:

*       Non-income producing security.

REIT - Real Estate Investment Trust

                             See notes to financial statements

                                       68

Cova Series Trust
Growth & Income Equity Portfolio
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)

SECURITY                                                         VALUE
DESCRIPTION                                         SHARES     (NOTE 1)
                                                    ------     --------

COMMON STOCKS - 93.5%
ADVERTISING - 0.9%
Interpublic Group of Companies,
Inc. (The)........................................   3,300        $140,456
                                                     -----        --------

AIRLINES - 0.2%
Southwest Airlines.................................. 1,100          36,883
                                                     -----          ------

APPAREL RETAILERS - 0.5%
Gap Store, Inc...................................... 2,700          68,850
                                                     -----          ------

BANKING - 11.0%
American Express Credit Corp........................ 2,700         148,331
Bank Of New York Co., Inc. (The).................... 3,900         215,231
Fifth Third Bancorp................................. 1,100          65,725
Mellon Financial Corp............................... 5,100         250,856
Northern Trust Corp................................. 2,500         203,906
USA Education, Inc.................................. 9,435         641,580
Wells Fargo Co...................................... 2,300         128,081
                                                     -----         -------

                                                                 1,653,710

BEVERAGES, FOOD & TOBACCO - 6.1%
Anheuser-Busch Co., Inc............................. 4,500         204,750
Heinz (H.J.), Co.................................... 9,000         426,937
Pepsico, Inc........................................ 3,000         148,687
Sysco Corp.......................................... 4,720         141,600
                                                     -----         -------

                                                                   921,974

CHEMICALS - 0.9%
Praxair, Inc........................................ 3,100         137,562
                                                     -----         -------

COMMERCIAL SERVICES - 3.4%
Ecolab, Inc......................................... 5,600         241,850
Manpower Inc........................................ 4,600         174,800
Robert Half International, Inc.*.................... 3,400          90,100
                                                     -----          ------

                                                                   506,750

COMMUNICATIONS - 3.6%
Cisco Systems, Inc.*................................ 6,500         248,625
Corning, Inc........................................ 1,100          58,094
Corning, Inc. Convertible.........................  44,000          31,680
Nokia Corp. (ADR)................................... 1,920          83,520
Nortel Networks Corp................................ 4,000         128,250
                                                     -----         -------

                                                                   550,169

COMPUTER SOFTWARE & PROCESSING - 2.7%
Adobe Systems, Inc.................................... 400          23,275
Automatic Data Processing, Inc...................... 3,700         234,256
Microsoft Corp.*.................................... 3,500         151,812
                                                     -----         -------

                                                                   409,343

COMPUTERS & INFORMATION - 3.8%
Compaq Computer Corp................................ 1,700          25,585
Electronic Data Systems Corp........................ 2,200         127,050
EMC Corp.*.......................................... 2,800         186,200

SECURITY                                                         VALUE
DESCRIPTION                                         SHARES     (NOTE 1)
                                                    ------     --------

COMPUTERS & INFORMATION - CONTINUED
Sun Microsystems, Inc.*............................. 2,200         $61,325
Sungard Data Systems, Inc.*......................... 3,675         173,184
                                                     -----         -------

                                                                   573,344

CONTAINERS & PACKAGING - 0.5%
Avery-Dennison Corp................................. 1,400          76,825
                                                     -----          ------

COSMETICS & PERSONAL CARE - 0.5%
Estee Lauder Co..................................... 1,800          78,862
                                                     -----          ------

ELECTRIC UTILITIES - 3.1%
Duke Energy Corp.................................... 2,700         230,175
Exelon Corp......................................... 2,400         168,504
Montana Power Co. (The)............................. 3,100          64,325
                                                     -----          ------

                                                                   463,004

ELECTRICAL EQUIPMENT - 2.4%
General Electric Co................................. 6,025         288,823
Molex, Inc. - Class A............................... 2,800          71,225
                                                     -----          ------

                                                                   360,048

ELECTRONICS - 2.6%
Analog Devices, Inc.*............................... 1,400          71,663
Flextronics International Ltd.*..................... 1,600          45,600
Intel Corp.......................................... 4,200         126,263
Texas Instruments, Inc.............................. 3,300         156,338
                                                     -----         -------

                                                                   399,864

ENTERTAINMENT & LEISURE - 1.3%
Carnival Corp....................................... 6,500         200,281
                                                     -----         -------

FINANCIAL SERVICES - 5.0%
Citigroup, Inc...................................... 6,600         337,013
Legg Mason, Inc..................................... 2,800         152,600
Merrill Lynch & Co., Inc............................ 2,500         170,469
Morgan Stanley, Dean Witter & Co.................... 1,100          87,175
                                                     -----          ------

                                                                   747,257

FOOD RETAILERS - 1.9%
Safeway, Inc.*...................................... 4,700         293,750
                                                     -----         -------

FOREST PRODUCTS & PAPER - 1.3%
Kimberly-Clark Corp................................. 2,675         189,096
                                                     -----         -------

HEALTH CARE PROVIDERS - 1.1%
HCA-The Healthcare Company.......................... 3,700         162,837
                                                     -----         -------

INDUSTRIAL - DIVERSIFIED - 2.9%
Millipore Corp...................................... 3,400         214,200
Tyco International Ltd.............................. 4,100         227,550
                                                     -----         -------

                                                                   441,750

INSURANCE - 4.1%
Ambac Financial Group, Inc.......................... 3,150         183,684
American International Group........................ 2,200         216,838
Marsh & McLennan Co., Inc........................... 1,800         210,600
                                                     -----         -------

                                                                   611,122

                             See notes to financial statements
                                               69

Cova Series Trust
Growth & Income Equity Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)

SECURITY                                                         VALUE
DESCRIPTION                                         SHARES     (NOTE 1)
                                                    ------     --------

MEDIA - BROADCASTING & PUBLISHING - 4.2%
Comcast Corp. - Class A*............................ 1,900         $79,325
McGraw-Hill Companies, Inc. (The)................... 4,900         287,263
Time Warner, Inc.................................... 2,400         125,376
Viacom Inc. - Class B*.............................. 3,100         144,925
                                                     -----         -------

                                                                   636,889

MEDICAL SUPPLIES - 1.0%
Baxter International, Inc........................... 1,700         150,131
                                                     -----         -------

OIL & GAS - 9.9%
Apache Corp......................................... 1,600         112,100
Enron Corp.......................................... 2,900         139,744
Exxon Mobil Corp.................................... 3,000         260,813
Nabors Industries, Inc.*............................ 3,500         207,025
Ocean Energy, Inc................................... 6,800         118,150
Phillips Petroleum Co............................... 1,500          85,313
Schlumberger Ltd.................................... 1,700         135,894
USX - Marathon Group..............................  13,080         362,970
Williams Companies, Inc............................. 1,600          63,900
                                                     -----          ------

                                                                 1,485,909

PHARMACEUTICALS - 10.6%
Allergan Specialty Therapeutics, Inc.*...................1              14
American Home Products Corp......................... 2,400         152,520
Bristol-Myers Squibb Co............................. 3,600         266,175
Eli Lilly & Co...................................... 5,180         482,064
Johnson & Johnson................................... 1,700         178,606
Merck & Co., Inc.................................... 2,040         190,995
Pfizer, Inc......................................... 4,000         184,000
Pharmacia Corp. (ACES).............................. 2,800         145,075
                                                     -----         -------

                                                                 1,599,449

RETAILERS - 2.4%
Costco Wholesale Corp.*............................. 2,200          87,863
Home Depot, Inc..................................... 2,300         105,081
Target Corp......................................... 5,100         164,475
                                                     -----         -------

                                                                   357,419

SECURITY                                                         VALUE
DESCRIPTION                                         SHARES     (NOTE 1)
                                                    ------     --------

TELEPHONE SYSTEMS - 4.9%
Alltel Corp......................................... 1,400         $87,413
SBC Communications, Inc............................. 6,000         286,500
Verizon Communications, Inc......................... 5,731         287,266
WorldCom, Inc.*..................................... 5,100          71,400
                                                     -----          ------

                                                                   732,579

TRANSPORTATION - 0.5%
United Parcel Service, Inc. - Class B............... 1,200          70,575
                                                     -----          ------

U.S. GOVERNMENT AGENCY - 0.2%
Federal Home Loan Mortgage Corp....................... 500          34,438
                                                       ---          ------

Total Common Stocks (Cost $13,566,717)                          14,091,126
                                                                ----------

CONVERTIBLE NOTES - 1.1%
OIL & GAS - 1.1%
Enron Corp. (Cost $140,771)......................... 2,000         166,250
                                                     -----         -------

TOTAL INVESTMENTS - 94.6%
(Cost $13,707,488)                                              14,257,376

Other Assets and Liabilities (net) -
5.4%                                                               814,193
                                                                   -------


TOTAL NET ASSETS - 100.0%                                      $15,071,569
                                                               ===========


  PORTFOLIO FOOTNOTES:

*       Non-income producing security.

ADR - American Depositary Receipt

ACES - Automatically Convertible Equity Security

                             See notes to financial statements

                                       70

                       THIS PAGE INTENTIONALLY LEFT BLANK



COVA SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2000

                                                 Small Cap Stock        Quality Bond         Select Equity
                                                     Portfolio            Portfolio             Portfolio

ASSETS
Investments, at value (Note 1)*                      $103,631,572           $96,072,772         $241,112,538
Cash                                                    6,073,835               316,977            1,644,423
Cash denominated in foreign
          currencies**                                         --                 3,643                   --
Receivable for investments sold                           470,069                   448                   --
Dividends receivable                                       98,171                   --               209,572
Interest receivable                                        90,558             1,035,879               93,191
Net variation margin on financial
          futures contracts (Note 4)                           --                15,812                   --
Unrealized appreciation on forward
          currency contracts (Note 5)                          --                   --                    --
          ---------------------------                          --                   --                    --

          Total assets                                110,364,205            97,445,531          243,059,724
          ------------                                -----------            ----------          -----------

LIABILITIES
Payables for:
          Investments purchased                           644,393                   --                    --
          Trust shares repurchased                         36,885                26,540               99,778
          Net variation margin on
              financial futures contracts
              (Note 4)                                         --                   --                    --
          Unrealized depreciation on
              forward currency contracts
              (Note 5)                                         --                   --                    --
          Securities on loan (Note 6)                  11,578,060             4,092,250           15,301,240
          Investment advisory fee payable
              (Note 2)                                     68,091                46,879              129,745
Accrued expenses                                           93,503                75,842              124,803
                                                           ------                ------              -------

          Total liabilities                            12,420,932             4,241,511           15,655,566
          -----------------                            ----------             ---------           ----------


NET ASSETS                                            $97,943,273           $93,204,020         $227,404,158
                                                      ===========           ===========         ============


NET ASSETS REPRESENTED BY:
Paid in surplus                                       $80,431,382           $89,485,288         $222,106,709
Accumulated net realized gain (loss)                   11,379,960           (5,540,264)            2,005,309
Unrealized appreciation
          (depreciation) on investments,
          futures contracts and foreign
          currency                                      5,988,296             3,355,322            2,333,007
Undistributed net investment income                       143,635             5,903,674              959,133
                                                          -------             ---------              -------


          Total                                       $97,943,273           $93,204,020         $227,404,158
          =====                                       ===========           ===========         ============

Capital shares outstanding                              6,606,875             8,331,002           16,203,104
                                                        =========             =========           ==========


NET ASSET VALUE AND OFFERING PRICE PER

SHARE                                                     $14.824               $11.188              $14.035
                                                          =======               =======              =======


*    Investments at cost                              $97,643,276           $92,902,625         $238,779,531
**   Cost of cash denominated in foreign
currencies                                                     --                 1,430                   --

                        See notes to financial statements
                                       72








Mid-Cap
                                             Large Cap Stock    International Equity    Bond Debenture
Value
                                                Portfolio            Portfolio             Portfolio
Portfolio

ASSETS
Investments, at value (Note 1)*                 $259,644,596         $122,683,812         $157,397,986         $62,167,234
Cash                                               1,476,999              261,994            4,271,007           2,439,323
Cash denominated in foreign
         currencies**                                    --               604,796                   --                 --
Receivable for investments sold                      499,520              192,694                   --                 --
Dividends receivable                                 250,521              124,917                   --              67,875
Interest receivable                                   83,755               32,248            3,125,415              47,523
Net variation margin on financial
         futures contracts (Note 4)                      --                50,704                   --                 --
Unrealized appreciation on forward
         currency contracts (Note 5)                     --               954,542                   --                 --
         ---------------------------                     --               -------                   --                 --

         Total assets                            261,955,391          124,905,707          164,794,408          64,721,955
         ------------                            -----------          -----------          -----------          ----------

LIABILITIES
Payables for:
         Investments purchased                       500,913              338,986                   --              19,353
         Trust shares repurchased                    198,102               52,874              135,003              16,291
         Net variation margin on
             financial futures contracts
             (Note 4)                                 22,750                   --                   --                 --
         Unrealized depreciation on
             forward currency contracts
             (Note 5)                                    --               367,299                   --                 --
         Securities on loan (Note 6)              16,169,768            6,699,303            9,243,308           4,600,200
         Investment advisory fee payable
             (Note 2)                                135,231               77,468              106,223              53,640
Accrued expenses                                     117,268               95,005              119,729              52,434
                                                     -------               ------              -------              ------

         Total liabilities                        17,144,032            7,630,935            9,604,263           4,741,918
         -----------------                        ----------            ---------            ---------           ---------


NET ASSETS                                      $244,811,359         $117,274,772         $155,190,145         $59,980,037
                                                ============         ============         ============         ===========


NET ASSETS REPRESENTED BY:
Paid in surplus                                 $249,710,727         $111,160,015         $159,668,396         $40,087,537
Accumulated net realized gain (loss)             (5,204,684)           10,895,649           (3,186,251)          5,815,384
Unrealized appreciation
         (depreciation) on investments,
         futures contracts and foreign
         currency                                (1,421,078)           (5,369,713)         (14,053,535)         13,756,473
Undistributed net investment income                1,726,394              588,821           12,761,535             320,643
                                                   ---------              -------           ----------             -------


         Total                                  $244,811,359         $117,274,772         $155,190,145         $59,980,037
         =====                                  ============         ============         ============         ===========

Capital shares outstanding                        14,608,012            9,301,535           13,210,973           3,544,528
                                                  ==========            =========           ==========           =========


NET ASSET VALUE AND OFFERING PRICE PER

SHARE                                                $16.759              $12.608              $11.747             $16.922
                                                     =======              =======              =======             =======


*    Investments at cost                        $261,062,421         $128,662,583         $171,451,521         $48,410,761
**   Cost of cash denominated in foreign
currencies                                               --               592,137                   --                 --

                        See notes to financial statements
                                        73






COVA SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2000

                                     Large Cap             Developing            Lord Abbett
                                      Research               Growth          Growth and Income
                                     Portfolio             Portfolio              Portfolio

ASSETS
Investments, at value
          (Note 1)*                      $50,195,615           $45,227,567          $987,768,818
Cash                                       3,236,250             1,547,304            36,809,533
Receivable for
          investments sold                       --                396,047             1,187,350
Dividends receivable                          55,116                 4,277             1,253,040
Interest receivable                           35,208                24,628               577,833
Receivable from
          investment
          adviser (Note 2)                       --                    --                    --
          ----------------                       --                    --                    --

          Total assets                    53,522,189            47,199,823         1,027,596,574
          ------------                    ----------            ----------         -------------

LIABILITIES
Payables for:
          Investments
               purchased                         --                725,670            10,000,657
          Trust shares
               repurchased                    15,360                 3,746               313,166
          Securities on
               loan
               (Note 6)                    3,681,476             4,003,578            71,717,010
          Investment
               advisory fee
               payable
               (Note 2)                       40,446                24,448               500,473
Accrued expenses                              45,924                46,795               484,841
                                              ------                ------               -------

          Total liabilities                3,783,206             4,804,237            83,016,147
          -----------------                ---------             ---------            ----------


NET ASSETS                               $49,738,983           $42,395,586          $944,580,427
                                         ===========           ===========          ============


NET ASSETS REPRESENTED
BY:
Paid in surplus                          $40,199,299           $44,302,184          $755,721,553
Accumulated net
          realized gain
          (loss)                             707,548           (2,038,907)           (5,836,932)
Unrealized
          appreciation on
          investments,
          futures contracts
          and foreign
          currency                         8,559,347               132,309           183,228,821
Undistributed
          (distributions in
          excess of) net
          investment income                  272,789                   --             11,466,985
          -----------------                  -------                   --             ----------


          Total                          $49,738,983           $42,395,586          $944,580,427
          =====                          ===========           ===========          ============


Capital shares

outstanding                                3,239,959             3,705,046            35,223,959
                                           =========             =========            ==========


NET ASSET VALUE AND
OFFERING PRICE PER

SHARE                                        $15.352               $11.443               $26.816
                                             =======               =======               =======


*    Investments at cost                 $41,636,268           $45,095,258          $804,539,997
**   Cost of cash
denominated in
foreign currencies                               --                    --                    --

                             See notes to financial statements
                                               74
                                                                                Growth & Income
                                      Balanced           Equity Income               Equity
                                     Portfolio             Portfolio               Portfolio

ASSETS
Investments, at value
          (Note 1)*                       $9,103,560            $7,455,005            $14,257,376
Cash                                         439,593                 2,826                769,878
Receivable for
          investments sold                    63,137                   --                  60,694
Dividends receivable                           7,268                14,262                 11,238
Interest receivable                           42,766                   220                  4,821
Receivable from
          investment
          adviser (Note 2)                       138                    52                    --
          ----------------                       ---                    --                    --

          Total assets                     9,656,462             7,472,365             15,104,007
          ------------                     ---------             ---------             ----------

LIABILITIES
Payables for:
          Investments
               purchased                      13,762                   --                     --
          Trust shares
               repurchased                     2,899                 4,123                  6,982
          Securities on
               loan
               (Note 6)                          --                    --                     --
          Investment
               advisory fee
               payable
               (Note 2)                          --                    --                   4,180
Accrued expenses                              21,204                19,620                 21,276
                                              ------                ------                 ------

          Total liabilities                   37,865                23,743                 32,438
          -----------------                   ------                ------                 ------


NET ASSETS                                $9,618,597            $7,448,622            $15,071,569
                                          ==========            ==========            ===========


NET ASSETS REPRESENTED
BY:
Paid in surplus                           $9,402,347            $6,706,305            $14,031,170
Accumulated net
          realized gain
          (loss)                           (343,228)              (79,756)                490,361
Unrealized
          appreciation on
          investments,
          futures contracts
          and foreign
          currency                           559,478               819,880                549,888
Undistributed
          (distributions in
          excess of) net
          investment income                      --                  2,193                    150
          -----------------                      --                  -----                    ---


          Total                           $9,618,597            $7,448,622            $15,071,569
          =====                           ==========            ==========            ===========


Capital shares

outstanding                                  839,515               591,730              1,205,545
                                             =======               =======              =========


NET ASSET VALUE AND
OFFERING PRICE PER

SHARE                                        $11.457               $12.588                $12.502
                                             =======               =======                =======


*    Investments at cost                  $8,544,082            $6,635,125            $13,707,488
**   Cost of cash
denominated in
foreign currencies                               --                    --                     --

                             See notes to financial statements
                                               75






COVA SERIES TRUST
STATEMENTS OF OPERATIONS
YEAR OR PERIOD ENDED DECEMBER 31, 2000

                                 Small Cap Stock          Quality Bond         Select Equity
                                     Portfolio             Portfolio             Portfolio

INVESTMENT INCOME
Dividends(1)                                $837,966                  $--             $2,564,558
Interest(2)                                  465,772             6,416,697               217,602
                                             -------             ---------               -------

          Total investment
               income                      1,303,738             6,416,697             2,782,160
               ------                      ---------             ---------             ---------

EXPENSES
Investment advisory
          fee (Note 2)                       930,187               497,568             1,631,068
Custody, fund
          accounting, and
          transfer agent
          fees                               156,730               127,574               152,607
Audit                                         16,647                17,745                16,647
Trustee fees and
          expenses                             4,923                 4,923                 4,923
Legal                                          6,501                 6,501                 6,501
Shareholder reporting                          8,047                 6,346                10,832
                                               -----                 -----                ------

          Total expenses                   1,123,035               660,657             1,822,578
          Less fees waived
               and expenses
               reimbursed by
               the adviser                       --                 71,084                   --
               -----------                       --                 ------                   --

          Net expenses                     1,123,035               589,573             1,822,578
          ------------                     ---------               -------             ---------

Net investment income                        180,703             5,827,124               959,582
                                             -------             ---------               -------

NET REALIZED AND
UNREALIZED GAIN
(LOSS) ON
INVESTMENTS, FUTURES
CONTRACTS AND FOREIGN
CURRENCY RELATED
TRANSACTIONS
Net realized gain
          (loss) on
          investments                     11,588,122           (2,966,991)             3,621,559
Net realized gain
          (loss) on futures
          contracts                              --                132,628                   --
Net realized gain on
          foreign currency
          related
          transactions                           --                488,133                   --
          ------------                           --                -------                   --

          Net realized gain
               (loss) on
               investments,
               futures
               contracts and
               foreign
               currency
               related
               transactions               11,588,122           (2,346,230)             3,621,559
               ------------               ----------           -----------             ---------

Unrealized
          appreciation
          (depreciation) on
          investments,
          futures contracts
          and foreign
          currency
               Beginning of
                    period                29,531,639           (3,085,537)            22,128,768
               End of period               5,988,296             3,355,322             2,333,007
               -------------               ---------             ---------             ---------

Net change in
          unrealized
          appreciation
          (depreciation) on
          investments,
          futures contracts
          and foreign
          currency                      (23,543,343)             6,440,859          (19,795,761)
          --------                      ------------             ---------          ------------

Net realized and
          unrealized gain
          (loss) on
          investments,
          futures contracts
          and foreign
          currency related
          transactions                  (11,955,221)             4,094,629          (16,174,202)
          ------------                  ------------             ---------          ------------

NET INCREASE (DECREASE)
IN NET ASSETS
RESULTING FROM

OPERATIONS                             $(11,774,518)            $9,921,753         $(15,214,620)
                                       =============            ==========         =============


(1) Dividend income is
net of withholding
taxes of:                                       $--                   $--                 $1,207

     (2) Interest income includes security
lending income of:                          $104,162               $26,119               $16,068

                        See notes to financial statements
                                   76 Mid-Cap
                              Large Cap Stock     International Equity      Bond Debenture             Value
                                  Portfolio             Portfolio              Portfolio            Portfolio

INVESTMENT INCOME
Dividends(1)                         $3,407,450            $1,898,488              $416,426              $654,954
Interest(2)                             294,182                64,208            13,740,838               181,205
                                        -------                ------            ----------               -------

         Total investment
              income                  3,701,632             1,962,696            14,157,264               836,159
              ------                  ---------             ---------            ----------               -------

EXPENSES
Investment advisory
         fee (Note 2)                 1,733,404             1,035,915             1,231,339               405,814
Custody, fund
         accounting, and
         transfer agent
         fees                           199,960               441,158               137,507                73,564
Audit                                    16,647                20,953                17,746                17,568
Trustee fees and
         expenses                         4,923                 4,923                 4,923                 4,923
Legal                                     6,501                 6,501                 6,501                 6,501
Shareholder reporting                    12,455                 9,724                10,047                 5,825
                                         ------                 -----                ------                 -----

         Total expenses               1,973,890             1,519,174             1,408,063               514,195
         Less fees waived
              and expenses
              reimbursed by
              the adviser                    --                    --                12,612                   --
              -----------                    --                    --                ------                   --

         Net expenses                 1,973,890             1,519,174             1,395,451               514,195
         ------------                 ---------             ---------             ---------               -------

Net investment income                 1,727,742               443,522            12,761,813               321,964
                                      ---------               -------            ----------               -------

NET REALIZED AND
UNREALIZED GAIN
(LOSS) ON
INVESTMENTS, FUTURES
CONTRACTS AND FOREIGN
CURRENCY RELATED
TRANSACTIONS
Net realized gain
         (loss) on
         investments                 (4,412,558)           11,624,253              (888,286)            5,822,793
Net realized gain
         (loss) on futures
         contracts                     (340,274)             (228,318)                   --                   --
Net realized gain on
         foreign currency
         related
         transactions                        --                 4,436                    --                   --
         ------------                        --                 -----                    --                   --

         Net realized gain
              (loss) on
              investments,
              futures
              contracts and
              foreign
              currency
              related
              transactions           (4,752,832)           11,400,371              (888,286)            5,822,793
              ------------           -----------           ----------              ---------            ---------

Unrealized
         appreciation
         (depreciation) on
         investments,
         futures contracts
         and foreign
         currency
              Beginning of
                  period             26,924,802            30,271,049            (3,658,955)            1,206,064
              End of period          (1,421,078)           (5,369,713)          (14,053,535)           13,756,473
              -------------          -----------           -----------          ------------           ----------

Net change in
         unrealized
         appreciation
         (depreciation) on
         investments,
         futures contracts
         and foreign
         currency                   (28,345,880)          (35,640,762)          (10,394,580)           12,550,409
         --------                   ------------          ------------          ------------           ----------

Net realized and
         unrealized gain
         (loss) on
         investments,
         futures contracts
         and foreign
         currency related
         transactions               (33,098,712)          (24,240,391)          (11,282,866)           18,373,202
         ------------               ------------          ------------          ------------           ----------

NET INCREASE (DECREASE)
IN NET ASSETS
RESULTING FROM

OPERATIONS                         $(31,370,970)         $(23,796,869)           $1,478,947           $18,695,166
                                   =============         =============           ==========           ===========


(1) Dividend income is
net of withholding
taxes of:                                $9,365              $251,045                   $--                  $979

     (2) Interest income includes security
lending income of:                      $23,539               $33,563               $37,357                $3,175

                        See notes to financial statements
                                       77





COVA SERIES TRUST
STATEMENTS OF OPERATIONS
YEAR OR PERIOD ENDED DECEMBER 31, 2000

                                     Large Cap             Developing            Lord Abbett
                                      Research               Growth          Growth and Income
                                     Portfolio             Portfolio              Portfolio

INVESTMENT INCOME
Dividends(1)                                $647,600               $47,025           $15,921,705
Interest(2)                                  140,270               148,477             1,581,587
                                             -------               -------             ---------

          Total investment
               income                        787,870               195,502            17,503,292
               ------                        -------               -------            ----------

EXPENSES
Investment advisory
          fee (Note 2)                       411,345               359,437             5,626,286
Custody, fund
          accounting, and
          transfer agent
          fees                                68,552                98,163               360,814
Audit                                         17,568                17,568                17,568
Trustee fees and
          expenses                             4,923                 4,923                 4,923
Legal                                          6,501                 6,501                 6,501
Shareholder reporting                          5,936                 8,249                17,275
                                               -----                 -----                ------

          Total expenses                     514,825               494,841             6,033,367
          Less fees waived
               and expenses
               reimbursed by
               the adviser                       --                 15,591                   --
               -----------                       --                 ------                   --

          Net expenses                       514,825               479,250             6,033,367
          ------------                       -------               -------             ---------

Net investment income                        273,045             (283,748)            11,469,925
                                             -------             ---------            ----------

NET REALIZED AND
UNREALIZED GAIN
(LOSS) ON
INVESTMENTS, FUTURES
CONTRACTS AND FOREIGN
CURRENCY RELATED
TRANSACTIONS
Net realized gain
          (loss) on
          investments                        720,899           (2,039,823)           (5,439,850)
          -----------                        -------           -----------           -----------

          Net realized gain
               (loss) on
               investments,
               futures
               contracts and
               foreign
               currency
               related
               transactions                  720,899           (2,039,823)           (5,439,850)
               ------------                  -------           -----------           -----------

Unrealized
          appreciation
          (depreciation) on
          investments,
          futures contracts
          and foreign
          currency
               Beginning of
                    period                 3,702,361             6,233,807            67,801,952
               End of period               8,559,347               132,309           183,228,821
               -------------               ---------               -------           -----------

Net change in
          unrealized
          appreciation
          (depreciation) on
          investments,
          futures contracts
          and foreign
          currency                         4,856,986           (6,101,498)           115,426,869
          --------                         ---------           -----------           -----------

Net realized and
          unrealized gain
          (loss) on
          investments,
          futures contracts
          and foreign
          currency related
          transactions                     5,577,885           (8,141,321)           109,987,019
          ------------                     ---------           -----------           -----------

NET INCREASE (DECREASE)
IN NET ASSETS
RESULTING FROM

OPERATIONS                                $5,850,930          $(8,425,069)          $121,456,944
                                          ==========          ============          ============


(1) Dividend income is
net of withholding
taxes of:                                     $2,166                  $--                $81,076

     (2) Interest income includes security
lending income of:                            $6,052               $28,132              $147,475

                        See notes to financial statements
                                       78

                                                                                Growth & Income
                                      Balanced           Equity Income               Equity
                                     Portfolio             Portfolio               Portfolio

INVESTMENT INCOME
Dividends(1)                                 $77,606              $169,704               $178,214
Interest(2)                                  249,010                14,109                 42,468
                                             -------                ------                 ------

          Total investment
               income                        326,616               183,813                220,682
               ------                        -------               -------                -------

EXPENSES
Investment advisory
          fee (Note 2)                        96,005                69,983                158,480
Custody, fund
          accounting, and
          transfer agent
          fees                                58,321                51,990                 60,014
Audit                                         14,114                13,615                 13,615
Trustee fees and
          expenses                             4,923                 4,923                  4,923
Legal                                          6,501                 6,501                  6,501
Shareholder reporting                          3,975                 3,474                  3,586
                                               -----                 -----                  -----

          Total expenses                     183,839               150,486                247,119
          Less fees waived
               and expenses
               reimbursed by
               the adviser                    78,228                73,502                 72,783
               -----------                    ------                ------                 ------

          Net expenses                       105,611                76,984                174,336
          ------------                       -------                ------                -------

Net investment income                        221,005               106,829                 46,346
                                             -------               -------                 ------

NET REALIZED AND
UNREALIZED GAIN
(LOSS) ON
INVESTMENTS, FUTURES
CONTRACTS AND FOREIGN
CURRENCY RELATED
TRANSACTIONS
Net realized gain
          (loss) on
          investments                      (142,779)              (19,120)                830,573
          -----------                      ---------              --------                -------

          Net realized gain
               (loss) on
               investments,
               futures
               contracts and
               foreign
               currency
               related
               transactions                (142,779)              (19,120)                830,573
               ------------                ---------              --------                -------

Unrealized
          appreciation
          (depreciation) on
          investments,
          futures contracts
          and foreign
          currency
               Beginning of
                    period                   477,859              (86,125)              2,349,356
               End of period                 559,478               819,880                549,888
               -------------                 -------               -------                -------

Net change in
          unrealized
          appreciation
          (depreciation) on
          investments,
          futures contracts
          and foreign
          currency                            81,619               906,005             (1,799,468)
          --------                            ------               -------             -----------

Net realized and
          unrealized gain
          (loss) on
          investments,
          futures contracts
          and foreign
          currency related
          transactions                      (61,160)               886,885               (968,895)
          ------------                      --------               -------               ---------

NET INCREASE (DECREASE)
IN NET ASSETS
RESULTING FROM

OPERATIONS                                  $159,845              $993,714              $(922,549)
                                            ========              ========              ==========


(1) Dividend income is
net of withholding
taxes of:                                        $38                  $--                    $116

     (2) Interest income includes security
lending income of:                              $--                   $--                    $--

                        See notes to financial statements
                               79COVA SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                         Small Cap Stock                            Quality Bond
                                             Portfolio                                Portfolio

                                   Year ended          Year ended          Year ended           Year ended
                                 December 31,         December 31,        December 31,         December 31,
                                     2000                 1999                2000                 1999
                                     ----                 ----                ----                 ----

INCREASE (DECREASE) IN
NET ASSETS:
OPERATIONS:
Net investment income                   $180,703              $88,108          $5,827,124          $5,313,461
Net realized gain
          (loss) on
          investments,
          futures
          contracts, and
          foreign currency
          related
          transactions                11,588,122            8,168,219          (2,346,230)         (3,044,365)
Net change in
          unrealized
          appreciation
          (depreciation) on
          investments,
          futures contracts
          and foreign
          currency related
          transactions               (23,543,343)          25,442,404           6,440,859          (3,536,555)
          ------------               ------------          ----------           ---------          -----------

Net increase
          (decrease) in net
          assets resulting
          from operations            (11,774,518)          33,698,731           9,921,753          (1,267,459)
          ---------------            ------------          ----------           ---------          -----------

DISTRIBUTIONS TO
SHAREHOLDERS FROM:
Net investment income                     (1,301)           (225,815)          (5,358,301)         (1,063,522)
Net realized gains                    (4,473,735)                 --                   --            (532,208)
In excess of net
          realized gains                      --                  --                   --                  --
          --------------                      --                  --                   --                  --

Total distributions                   (4,475,036)           (225,815)          (5,358,301)         (1,595,730)
                                      -----------           ---------          -----------         -----------

CAPITAL SHARE
TRANSACTIONS:
Proceeds from shares
          sold                         6,934,060            5,349,852           4,004,460          66,930,667
Net asset value of
          shares issued
          through dividend
          reinvestment                 4,475,036              225,815           5,358,301           1,595,730
Cost of shares
          repurchased                 (6,527,900)         (7,898,260)         (16,327,262)        (15,870,190)
          -----------                 -----------         -----------         ------------        ------------

Net increase
          (decrease) in net
          assets from
          capital share
          transactions                 4,881,196          (2,322,593)          (6,964,501)         52,656,207
          ------------                 ---------          -----------          -----------         ----------

TOTAL INCREASE IN NET
ASSETS                               (11,368,358)          31,150,323          (2,401,049)         49,793,018
NET ASSETS:
Beginning period                     109,311,631           78,161,308          95,605,069          45,812,051
                                     -----------           ----------          ----------          ----------


End of period                        $97,943,273         $109,311,631         $93,204,020         $95,605,069
                                     ===========         ============         ===========         ===========


Net Assets at end of
          period includes
          undistributed net

          investment income             $143,635               $1,457          $5,903,674          $5,359,050
          =================             ========               ======          ==========          ==========


CAPITAL SHARE
TRANSACTIONS:
Beginning shares                       6,330,087            6,523,058           8,960,770           4,157,310
                                       ---------            ---------           ---------           ---------

Shares sold                              392,710              433,399             372,170           6,125,624
Shares issued through
dividend reinvestment                    275,833               18,118             516,874             150,560
Shares repurchased                      (391,755)           (644,488)          (1,518,812)         (1,472,724)
                                        ---------           ---------          -----------         -----------

Net increase (decrease)
in shares outstanding                    276,788            (192,971)            (629,768)          4,803,460
                                         -------            ---------            ---------          ---------


Ending shares                          6,606,875            6,330,087           8,331,002           8,960,770
                                       =========            =========           =========           =========


                           See notes to financial statements
                                            80
                                          Select Equity                           Large Cap Stock
                                             Portfolio                                Portfolio

                                   Year ended          Year ended          Year ended           Year ended
                                 December 31,         December 31,        December 31,         December 31,
                                     2000                 1999                2000                 1999
                                     ----                 ----                ----                 ----

INCREASE (DECREASE) IN
NET ASSETS:
OPERATIONS:
Net investment income                   $959,582           $1,222,805          $1,727,742          $1,705,284
Net realized gain
          (loss) on
          investments,
          futures
          contracts, and
          foreign currency
          related
          transactions                 3,621,559           15,949,952          (4,752,832)         21,044,860
Net change in
          unrealized
          appreciation
          (depreciation) on
          investments,
          futures contracts
          and foreign
          currency related
          transactions               (19,795,761)           3,971,464         (28,345,880)         10,578,973
          ------------               ------------           ---------         ------------         ----------

Net increase
          (decrease) in net
          assets resulting
          from operations            (15,214,620)          21,144,221         (31,370,970)         33,329,117
          ---------------            ------------          ----------         ------------         ----------

DISTRIBUTIONS TO
SHAREHOLDERS FROM:
Net investment income                 (1,210,437)           (584,001)          (1,704,999)           (316,889)
Net realized gains                   (16,230,646)        (19,820,406)         (16,030,375)         (6,916,352)
In excess of net
          realized gains                      --                  --           (5,205,601)                 --
          --------------                      --                  --           -----------                 --

Total distributions                  (17,441,083)        (20,404,407)         (22,940,975)         (7,233,241)
                                     ------------        ------------         ------------         -----------

CAPITAL SHARE
TRANSACTIONS:
Proceeds from shares
          sold                         7,107,993           34,325,012          28,494,620         152,714,691
Net asset value of
          shares issued
          through dividend
          reinvestment                17,441,083           20,404,407          22,940,975           7,233,241
Cost of shares
          repurchased                (14,191,164)         (3,535,467)         (15,439,439)        (26,677,903)
          -----------                ------------         -----------         ------------        ------------

Net increase
          (decrease) in net
          assets from
          capital share
          transactions                10,357,912           51,193,952          35,996,156         133,270,029
          ------------                ----------           ----------          ----------         -----------

TOTAL INCREASE IN NET
ASSETS                               (22,297,791)          51,933,766         (18,315,789)        159,365,905
NET ASSETS:
Beginning period                     249,701,949          197,768,183         263,127,148         103,761,243
                                     -----------          -----------         -----------         -----------


End of period                       $227,404,158         $249,701,949        $244,811,359        $263,127,148
                                    ============         ============        ============        ============


Net Assets at end of
          period includes
          undistributed net

          investment income             $959,133           $1,209,644          $1,726,394          $1,704,569
          =================             ========           ==========          ==========          ==========


CAPITAL SHARE
TRANSACTIONS:
Beginning shares                      15,497,466           12,301,851          12,726,910           5,727,886
                                      ----------           ----------          ----------           ---------

Shares sold                              460,788            2,116,682           1,470,057           8,057,353
Shares issued through
dividend reinvestment                  1,179,463            1,303,210           1,241,655             375,063
Shares repurchased                      (934,613)           (224,277)            (830,610)         (1,433,392)
                                        ---------           ---------            ---------         -----------

Net increase (decrease)
in shares outstanding                    705,638            3,195,615           1,881,102           6,999,024
                                         -------            ---------           ---------           ---------


Ending shares                         16,203,104           15,497,466          14,608,012          12,726,910
                                      ==========           ==========          ==========          ==========


                                          International Equity
                                                Portfolio

                                     Year ended            Year ended
                                    December 31,          December 31,
                                        2000                  1999
                                        ----                  ----

INCREASE (DECREASE) IN
NET ASSETS:
OPERATIONS:
Net investment income                       $443,522              $704,396
Net realized gain
          (loss) on
          investments,
          futures
          contracts, and
          foreign currency
          related
          transactions                    11,400,371             8,612,909
Net change in
          unrealized
          appreciation
          (depreciation) on
          investments,
          futures contracts
          and foreign
          currency related
          transactions                  (35,640,762)            21,164,293
          ------------                  ------------            ----------

Net increase
          (decrease) in net
          assets resulting
          from operations               (23,796,869)            30,481,598
          ---------------               ------------            ----------

DISTRIBUTIONS TO
SHAREHOLDERS FROM:
Net investment income                      (585,699)             (565,919)
Net realized gains                       (8,527,635)           (1,512,457)
In excess of net
          realized gains                         --                    --
          --------------                         --                    --

Total distributions                      (9,113,334)           (2,078,376)
                                         -----------           -----------

CAPITAL SHARE
TRANSACTIONS:
Proceeds from shares
          sold                            14,466,763            11,679,051
Net asset value of
          shares issued
          through dividend
          reinvestment                     9,113,334             2,078,376
Cost of shares
          repurchased                   (11,466,275)           (8,564,792)
          -----------                   ------------           -----------

Net increase
          (decrease) in net
          assets from
          capital share
          transactions                    12,113,822             5,192,635
          ------------                    ----------             ---------

TOTAL INCREASE IN NET
ASSETS                                  (20,796,381)            33,595,857
NET ASSETS:
Beginning period                         138,071,153           104,475,296
                                         -----------           -----------


End of period                           $117,274,772          $138,071,153
                                        ============          ============


Net Assets at end of
          period includes
          undistributed net

          investment income                 $588,821              $478,189
          =================                 ========              ========


CAPITAL SHARE
TRANSACTIONS:
Beginning shares                           8,509,824             8,125,765
                                           ---------             ---------

Shares sold                                  969,027               861,951
Shares issued through
dividend reinvestment                        632,819               153,263
Shares repurchased                         (810,135)             (631,155)
                                           ---------             ---------

Net increase (decrease)
in shares outstanding                        791,711               384,059
                                             -------               -------


Ending shares                              9,301,535             8,509,824
                                           =========             =========


                             See notes to financial statements
                                               81






COVA SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                          Bond Debenture                           Mid-Cap Value
                                             Portfolio                                Portfolio

                                   Year ended          Year ended          Year ended           Year ended
                                 December 31,         December 31,        December 31,         December 31,
                                     2000                 1999                2000                 1999
                                     ----                 ----                ----                 ----

INCREASE (DECREASE) IN
NET ASSETS:
OPERATIONS:
Net investment income
          (loss)                     $12,761,813          $10,881,164            $321,964            $123,771
Net realized gain
          (loss) on
          investments,
          futures
          contracts, and
          foreign currency
          related
          transactions                  (888,286)         (2,283,490)           5,822,793             459,652
Net change in
          unrealized
          appreciation
          (depreciation) on
          investments,
          futures contracts
          and foreign
          currency related
          transactions               (10,394,580)         (3,287,343)          12,550,409             821,269
          ------------               ------------         -----------          ----------             -------

Net increase
          (decrease) in net
          assets resulting
          from operations              1,478,947            5,310,331          18,695,166           1,404,692
          ---------------              ---------            ---------          ----------           ---------

DISTRIBUTIONS TO
SHAREHOLDERS FROM:
Net investment income                (10,882,595)         (3,223,792)            (115,041)            (33,769)
Net realized gains                            --          (1,044,699)            (243,686)                 --
In excess of net
          realized gains                      --                  --                   --                  --
          --------------                      --                  --                   --                  --

Total distributions                  (10,882,595)         (4,268,491)            (358,727)            (33,769)
                                     ------------         -----------            ---------            --------

CAPITAL SHARE
TRANSACTIONS:
Proceeds from shares
          sold                         3,775,480           53,944,111          13,031,028          10,362,789
Net asset value of
          shares issued
          through dividend
          reinvestment                10,882,595            4,268,491             358,727              33,769
Cost of shares
          repurchased                (20,220,089)         (9,101,140)          (1,170,277)           (663,920)
          -----------                ------------         -----------          -----------           ---------

Net increase
          (decrease) in net
          assets from
          capital share
          transactions                (5,562,014)          49,111,462          12,219,478           9,732,638
          ------------                -----------          ----------          ----------           ---------

TOTAL INCREASE IN NET
ASSETS                               (14,965,662)          50,153,302          30,555,917          11,103,561
NET ASSETS:
Beginning period                     170,155,807          120,002,505          29,424,120          18,320,559
                                     -----------          -----------          ----------          ----------


End of period                       $155,190,145         $170,155,807         $59,980,037         $29,424,120
                                    ============         ============         ===========         ===========


Net Assets at end of
          period includes
          undistributed net

          investment income          $12,761,535          $10,882,317            $320,643            $114,818
          =================          ===========          ===========            ========            ========


CAPITAL SHARE
TRANSACTIONS:
Beginning shares                      13,640,172            9,692,597           2,634,576           1,731,193
                                      ----------            ---------           ---------           ---------

Shares sold                              305,167            4,336,782             975,091             960,855
Shares issued through
dividend reinvestment                    921,489              349,891              27,185               2,901
Shares repurchased                    (1,655,855)           (739,098)             (92,324)            (60,373)
                                      -----------           ---------             --------            --------

Net increase (decrease)
in shares outstanding                   (429,199)           3,947,575             909,952             903,383
                                        ---------           ---------             -------             -------


Ending shares                         13,210,973           13,640,172           3,544,528           2,634,576
                                      ==========           ==========           =========           =========


                           See notes to financial statements
                                            82
                                        Large Cap Research                       Developing Growth
                                             Portfolio                                Portfolio

                                   Year ended          Year ended          Year ended           Year ended
                                 December 31,         December 31,        December 31,         December 31,
                                     2000                 1999                2000                 1999
                                     ----                 ----                ----                 ----

INCREASE (DECREASE) IN
NET ASSETS:
OPERATIONS:
Net investment income
          (loss)                        $273,045              $99,599           $(283,748)          $(164,847)
Net realized gain
          (loss) on
          investments,
          futures
          contracts, and
          foreign currency
          related
          transactions                   720,899            3,703,701          (2,039,823)          2,631,357
Net change in
          unrealized
          appreciation
          (depreciation) on
          investments,
          futures contracts
          and foreign
          currency related
          transactions                 4,856,986            2,233,661          (6,101,498)          4,835,963
          ------------                 ---------            ---------          -----------          ---------

Net increase
          (decrease) in net
          assets resulting
          from operations              5,850,930            6,036,961          (8,425,069)          7,302,473
          ---------------              ---------            ---------          -----------          ---------

DISTRIBUTIONS TO
SHAREHOLDERS FROM:
Net investment income                    (99,829)            (43,197)                  --                  --
Net realized gains                    (3,585,970)                 --              (30,506)                 --
In excess of net
          realized gains                      --                  --           (2,040,118)                 --
          --------------                      --                  --           -----------                 --

Total distributions                   (3,685,799)            (43,197)          (2,070,624)                 --
                                      -----------            --------          -----------                 --

CAPITAL SHARE
TRANSACTIONS:
Proceeds from shares
          sold                         9,552,421           16,222,683          18,299,867          11,026,779
Net asset value of
          shares issued
          through dividend
          reinvestment                 3,685,799               43,197           2,070,624                  --
Cost of shares
          repurchased                 (1,662,281)           (127,622)          (1,036,325)           (662,604)
          -----------                 -----------           ---------          -----------           ---------

Net increase
          (decrease) in net
          assets from
          capital share
          transactions                11,575,939           16,138,258          19,334,166          10,364,175
          ------------                ----------           ----------          ----------          ----------

TOTAL INCREASE IN NET
ASSETS                                13,741,070           22,132,022           8,838,473          17,666,648
NET ASSETS:
Beginning period                      35,997,913           13,865,891          33,557,113          15,890,465
                                      ----------           ----------          ----------          ----------


End of period                        $49,738,983          $35,997,913         $42,395,586         $33,557,113
                                     ===========          ===========         ===========         ===========


Net Assets at end of
          period includes
          undistributed net

          investment income             $272,789              $99,573                 $--                $644
          =================             ========              =======                 ===                ====


CAPITAL SHARE
TRANSACTIONS:
Beginning shares                       2,401,262            1,158,927           2,254,403           1,413,656
                                       ---------            ---------           ---------           ---------

Shares sold                              675,921            1,248,721           1,361,758             895,038
Shares issued through
dividend reinvestment                    280,043                3,287             172,239                  --
Shares repurchased                      (117,267)             (9,673)             (83,354)            (54,291)
                                        ---------             -------             --------            --------

Net increase (decrease)
in shares outstanding                    838,697            1,242,335           1,450,643             840,747
                                         -------            ---------           ---------             -------


Ending shares                          3,239,959            2,401,262           3,705,046           2,254,403
                                       =========            =========           =========           =========


                                    Lord Abbett Growth and Income
                                                Portfolio

                                     Year ended            Year ended
                                    December 31,          December 31,
                                        2000                  1999
                                        ----                  ----

INCREASE (DECREASE) IN
NET ASSETS:
OPERATIONS:
Net investment income
          (loss)                         $11,469,925           $10,096,702
Net realized gain
          (loss) on
          investments,
          futures
          contracts, and
          foreign currency
          related
          transactions                   (5,439,850)            13,627,935
Net change in
          unrealized
          appreciation
          (depreciation) on
          investments,
          futures contracts
          and foreign
          currency related
          transactions                   115,426,869            67,801,952
          ------------                   -----------            ----------

Net increase
          (decrease) in net
          assets resulting
          from operations                121,456,944            91,526,589
          ---------------                -----------            ----------

DISTRIBUTIONS TO
SHAREHOLDERS FROM:
Net investment income                   (10,099,192)                   --
Net realized gains                       (8,188,085)                   --
In excess of net
          realized gains                 (5,837,382)                   --
          --------------                 -----------                   --

Total distributions                     (24,124,659)                   --
                                        ------------                   --

CAPITAL SHARE
TRANSACTIONS:
Proceeds from shares
          sold                             7,122,136           831,899,157
Net asset value of
          shares issued
          through dividend
          reinvestment                    24,124,659                   --
Cost of shares
          repurchased                   (70,987,011)          (36,437,388)
          -----------                   ------------          ------------

Net increase
          (decrease) in net
          assets from
          capital share
          transactions                  (39,740,216)           795,461,769
          ------------                  ------------           -----------

TOTAL INCREASE IN NET
ASSETS                                    57,592,069           886,988,358
NET ASSETS:
Beginning period                         886,988,358                   --
                                         -----------                   --


End of period                           $944,580,427          $886,988,358
                                        ============          ============


Net Assets at end of
          period includes
          undistributed net

          investment income              $11,466,985           $10,096,702
          =================              ===========           ===========


CAPITAL SHARE
TRANSACTIONS:
Beginning shares                          36,849,506                   --
                                          ----------                   --

Shares sold                                  301,745            38,459,861
Shares issued through
dividend reinvestment                      1,041,818                   --
Shares repurchased                       (2,969,110)           (1,610,355)
                                         -----------           -----------

Net increase (decrease)
in shares outstanding                    (1,625,547)            36,849,506
                                         -----------            ----------


Ending shares                             35,223,959            36,849,506
                                          ==========            ==========


                             See notes to financial statements
                                               83

COVA SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                 Balanced
                                                Portfolio

                                     Year ended            Year ended
                                    December 31,          December 31,
                                        2000                  1999
                                        ----                  ----

INCREASE (DECREASE) IN
NET ASSETS:
OPERATIONS:
Net investment income                       $221,005              $185,242
Net realized gain
          (loss) on
          investments,
          futures
          contracts, and
          foreign currency
          related
          transactions                     (142,779)               148,258
Net change in
          unrealized
          appreciation
          (depreciation) on
          investments,
          futures contracts
          and foreign
          currency related
          transactions                        81,619               175,022
          ------------                        ------               -------

Net increase
          (decrease) in net
          assets resulting
          from operations                    159,845               508,522
          ---------------                    -------               -------

DISTRIBUTIONS TO
SHAREHOLDERS FROM:
Net investment income                      (221,747)             (185,699)
In excess of net
          investment income                    (666)                   --
Net realized gains                               --               (92,940)
In excess of net
          realized gains                   (266,385)                   --
          --------------                   ---------                   --

Total distributions                        (488,798)             (278,639)
                                           ---------             ---------

CAPITAL SHARE
TRANSACTIONS:
Proceeds from shares
          sold                             1,068,808             5,153,301
Net asset value of
          shares issued
          through dividend
          reinvestment                       488,798               278,639
Cost of shares
          repurchased                    (1,337,702)             (506,935)
          -----------                    -----------             ---------

Net increase
          (decrease) in net
          assets from
          capital share
          transactions                       219,904             4,925,005
          ------------                       -------             ---------

TOTAL INCREASE IN NET
ASSETS                                     (109,049)             5,154,888
NET ASSETS:
Beginning period                           9,727,646             4,572,758
                                           ---------             ---------


End of period                             $9,618,597            $9,727,646
                                          ==========            ==========


Net Assets at end of
          period includes
          undistributed
          (distributions in
          excess of) net

          investment income                     $--                   $742
          =================                     ===                   ====


CAPITAL SHARE
TRANSACTIONS:
Beginning shares                             820,358               401,205
                                             -------               -------

Shares sold                                   91,760               436,860
Shares issued through
dividend reinvestment                         42,421                23,528
Shares repurchased                         (115,024)              (41,235)
                                           ---------              --------

Net increase (decrease)
in shares outstanding                         19,157               419,153
                                              ------               -------


Ending shares                                839,515               820,358
                                             =======               =======


                             See notes to financial statements
                                               84
                                          Equity Income                        Growth & Income Equity
                                             Portfolio                                Portfolio

                                   Year ended          Year ended          Year ended           Year ended
                                 December 31,         December 31,        December 31,         December 31,
                                     2000                 1999                2000                 1999
                                     ----                 ----                ----                 ----

INCREASE (DECREASE) IN
NET ASSETS:
OPERATIONS:
Net investment income                   $106,829             $115,317             $46,346             $58,659
Net realized gain
          (loss) on
          investments,
          futures
          contracts, and
          foreign currency
          related
          transactions                   (19,120)             199,162             830,573             230,954
Net change in
          unrealized
          appreciation
          (depreciation) on
          investments,
          futures contracts
          and foreign
          currency related
          transactions                   906,005            (233,913)          (1,799,468)          1,678,750
          ------------                   -------            ---------          -----------          ---------

Net increase
          (decrease) in net
          assets resulting
          from operations                993,714               80,566            (922,549)          1,968,363
          ---------------                -------               ------            ---------          ---------

DISTRIBUTIONS TO
SHAREHOLDERS FROM:
Net investment income                   (103,953)           (112,474)             (46,196)            (58,640)
In excess of net
          investment income                   --                  --                   --                  --
Net realized gains                            --            (327,155)            (570,237)           (104,246)
In excess of net
          realized gains                 (22,300)                 --                   --                  --
          --------------                 --------                 --                   --                  --

Total distributions                     (126,253)           (439,629)            (616,433)           (162,886)
                                        ---------           ---------            ---------           ---------

CAPITAL SHARE
TRANSACTIONS:
Proceeds from shares
          sold                           452,830            2,550,012             946,925           5,893,218
Net asset value of
          shares issued
          through dividend
          reinvestment                   126,253              439,629             616,433             162,886
Cost of shares
          repurchased                   (968,438)           (355,199)          (1,370,850)           (510,033)
          -----------                   ---------           ---------          -----------           ---------

Net increase
          (decrease) in net
          assets from
          capital share
          transactions                  (389,355)           2,634,442             192,508           5,546,071
          ------------                  ---------           ---------             -------           ---------

TOTAL INCREASE IN NET
ASSETS                                   478,106            2,275,379          (1,346,474)          7,351,548
NET ASSETS:
Beginning period                       6,970,516            4,695,137          16,418,043           9,066,495
                                       ---------            ---------          ----------           ---------


End of period                         $7,448,622           $6,970,516         $15,071,569         $16,418,043
                                      ==========           ==========         ===========         ===========


Net Assets at end of
          period includes
          undistributed
          (distributions in
          excess of) net

          investment income               $2,193               $1,484                $150                  $2
          =================               ======               ======                ====                  ==


CAPITAL SHARE
TRANSACTIONS:
Beginning shares                         624,111              403,852           1,190,729             755,861
                                         -------              -------           ---------             -------

Shares sold                               42,516              209,770              72,223             461,285
Shares issued through
dividend reinvestment                      9,973               38,718              48,081              12,120
Shares repurchased                       (84,870)            (28,229)            (105,488)            (38,537)
                                         --------            --------            ---------            --------

Net increase (decrease)
in shares outstanding                    (32,381)             220,259              14,816             434,868
                                         --------             -------              ------             -------


Ending shares                            591,730              624,111           1,205,545           1,190,729
                                         =======              =======           =========           =========


                           See notes to financial statements
                                            85

COVA SERIES TRUST
FINANCIAL HIGHLIGHTS
FOR A SHARE HELD THROUGHOUT THE PERIODS INDICATED

                                                              Small Cap Stock Portfolio

                                                                                                  For the period
                                                                                                 from May 1, 1996
                                    Year ended     Year ended      Year ended     Year ended     (date of initial
                                   December 31,   December 31,    December 31,   December 31,   public    offering)
to
                                     2000(a)          1999           1998           1997         December 31, 1996

NET ASSET VALUE, BEGINNING OF
PERIOD                                  $17.269        $11.982         $13.105        $10.922            $10.512
                                        -------        -------         -------        -------            -------

         INCOME FROM INVESTMENT
              OPERATIONS
              Net investment
                  income                  0.027          0.015           0.051          0.057              0.057
              Net realized and
                  unrealized
                  gains (losses)         (1.784)         5.307         (0.722)          2.217              0.843
                  --------------         -------         -----         -------          -----              -----

         TOTAL FROM INVESTMENT
              OPERATIONS                 (1.757)         5.322         (0.671)          2.274              0.900
              ----------                 -------         -----         -------          -----              -----

         DISTRIBUTIONS
              Dividends from net
                  investment
                  income                     --+        (0.035)        (0.017)        (0.055)             (0.055)
              Distributions from
                  net realized
                  gains                  (0.688)            --         (0.435)        (0.036)             (0.435)
                  -----                  -------            --         -------        -------             -------

         TOTAL DISTRIBUTIONS             (0.688)        (0.035)        (0.452)        (0.091)             (0.490)
         -------------------             -------        -------        -------        -------             -------

NET ASSET VALUE, END OF PERIOD          $14.824        $17.269         $11.982        $13.105            $10.922
                                        -------        -------         -------        -------            -------

TOTAL RETURN                            (10.55%)        44.56%         (5.40%)         20.89%              8.65%*
                                        --------        ------         -------         ------              ------

RATIOS/SUPPLEMENTAL DATA
Net Assets, end of period
         (In millions)                    $97.9         $109.3           $78.2          $59.8              $14.7

RATIOS TO AVERAGE NET
         ASSETS (1):
         Expenses                         1.03%          1.05%           0.95%          0.95%              0.95%**
         Net investment income            0.17%          0.11%           0.45%          0.56%              0.87%**

PORTFOLIO TURNOVER RATE                  107.1%         123.5%           62.4%          79.1%             102.4%*

    (1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of Operating Expenses
to Average Net Assets:                       N/A         1.09%           1.12%          1.39%              2.68%**

Ratio of Net Investment
Income to Average Net
Assets:                                      N/A         0.07%           0.28%          0.12%             (0.86%)**

(a) For the year ended  December 31, 2000,  the Funds were audited by Deloitte &
Touche LLP. Each of the previous years were audited by other auditors.

*      Non-annualized

**     Annualized

+      Less than $.0005 per share

N/A    Not Applicable

                             See notes to financial statements

                                       86





                                                               Quality Bond Portfolio

                                                                                                  For the period
                                                                                                 from May 1, 1996
                                    Year ended     Year ended      Year ended     Year ended     (date of initial
                                   December 31,   December 31,    December 31,   December 31,   public    offering)
to
                                     2000(a)          1999           1998           1997         December 31, 1996

NET ASSET VALUE, BEGINNING OF
PERIOD                                  $10.669        $11.020         $10.405        $10.082             $9.897
                                        -------        -------         -------        -------             ------

         INCOME FROM INVESTMENT
              OPERATIONS
              Net investment
                  income                  0.748          0.459           0.490          0.446              0.459
              Net realized and
                  unrealized
                  gains (losses)          0.418         (0.631)          0.365          0.452              0.102
                  --------------          -----         -------          -----          -----              -----

         TOTAL FROM INVESTMENT
              OPERATIONS                  1.166         (0.172)          0.855          0.898              0.561
              ----------                  -----         -------          -----          -----              -----

         DISTRIBUTIONS
              Dividends from net
                  investment
                  income                 (0.647)        (0.119)        (0.240)        (0.531)             (0.376)
              Distributions from
                  net realized
                  gains                      --         (0.060)            --         (0.044)                 --
                  -----                      --         -------            --         -------                 --

         TOTAL DISTRIBUTIONS             (0.647)        (0.179)        (0.240)        (0.575)             (0.376)
         -------------------             -------        -------        -------        -------             -------

NET ASSET VALUE, END OF PERIOD          $11.188        $10.669         $11.020        $10.405            $10.082
                                        -------        -------         -------        -------            -------

TOTAL RETURN                             11.42%         (1.54%)          8.37%          9.06%              5.68%*
                                         ------         -------          -----          -----              ------

RATIOS/SUPPLEMENTAL DATA
Net Assets, end of period
         (In millions)                    $93.2          $95.6           $45.8          $18.6               $5.8

RATIOS TO AVERAGE NET
         ASSETS (1):
         Expenses                         0.64%          0.64%           0.65%          0.65%              0.65%**
         Net investment income            6.33%          5.67%           5.59%          5.92%              5.94%**

PORTFOLIO TURNOVER RATE                  221.9%         369.5%          255.4%         163.7%             181.3%*

    (1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of Operating Expenses
to Average Net Assets:                     0.72%          0.71%          0.86%           1.08%               1.52%**

Ratio of Net Investment
Income to Average Net
Assets:                                    6.26%          5.60%          5.38%           5.49%               5.07%**

(a) For the year ended  December 31, 2000,  the Funds were audited by Deloitte &
Touche LLP. Each of the previous years were audited by other auditors.

*      Non-annualized

**     Annualized

+      Less than $.0005 per share

N/A    Not Applicable

                             See notes to financial statements

                                       87





COVA SERIES TRUST
FINANCIAL HIGHLIGHTS
FOR A SHARE HELD THROUGHOUT THE PERIODS INDICATED

                                                               Select Equity Portfolio

                                                                                                  For the period
                                                                                                 from May 1, 1996
                                    Year ended     Year ended      Year ended     Year ended     (date of initial
                                   December 31,   December 31,    December 31,   December 31,   public    offering)
to
                                     2000(a)          1999           1998           1997         December 31, 1996

NET ASSET VALUE, BEGINNING OF
PERIOD                                  $16.112        $16.076         $13.966        $10.742            $10.084
                                        -------        -------         -------        -------            -------

         INCOME FROM INVESTMENT
              OPERATIONS
              Net investment
                  income                  0.060          0.074           0.091          0.078              0.081
              Net realized and
                  unrealized
                  gains (losses)         (1.005)         1.451           2.983          3.294              0.771
                  --------------         -------         -----           -----          -----              -----

         TOTAL FROM INVESTMENT
              OPERATIONS                 (0.945)         1.525           3.074          3.372              0.852
              ----------                 -------         -----           -----          -----              -----

         DISTRIBUTIONS
              Dividends from net
                  investment
                  income                 (0.079)        (0.043)        (0.046)        (0.077)             (0.081)
              Distributions from
                  net realized
                  gains                  (1.053)        (1.446)        (0.918)        (0.071)             (0.113)
              Distributions in
                  excess of net
                  realized gains             --             --             --             --                  --
                  --------------             --             --             --             --                  --

         TOTAL DISTRIBUTIONS             (1.132)        (1.489)        (0.964)        (0.148)             (0.194)
         -------------------             -------        -------        -------        -------             -------

NET ASSET VALUE, END OF PERIOD          $14.035        $16.112         $16.076        $13.966            $10.742
                                        -------        -------         -------        -------            -------

TOTAL RETURN                             (6.18%)         9.71%          22.56%         31.55%              8.52%*
                                         -------         -----          ------         ------              ------

RATIOS/SUPPLEMENTAL DATA
Net Assets, end of period
         (In millions)                   $227.4         $249.7          $197.8         $106.9              $23.8

RATIOS TO AVERAGE NET
         ASSETS (1):
         Expenses                         0.75%          0.77%           0.78%          0.83%              0.85%**
         Net investment income            0.39%          0.55%           0.68%          0.81%              1.35%**

PORTFOLIO TURNOVER RATE                   77.6%         133.8%          182.9%         134.8%             123.9%*

    (1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of Operating Expenses
to Average Net Assets:                       N/A             N/A         0.86%           1.00%               1.70%**

Ratio of Net Investment
Income to Average Net
Assets:                                      N/A             N/A         0.60%           0.64%               0.50%**

(a) For the year ended  December 31, 2000,  the Funds were audited by Deloitte &
Touche LLP. Each of the previous years were audited by other auditors.

*      Non-annualized

**     Annualized

N/A    Not Applicable

                             See notes to financial statements

                                       88







                                                              Large Cap Stock Portfolio

                                                                                                  For the period
                                                                                                 from May 1, 1996
                                    Year ended     Year ended      Year ended     Year ended     (date of initial
                                   December 31,   December 31,    December 31,   December 31,   public    offering)
to
                                     2000(a)          1999           1998           1997         December 31, 1996

NET ASSET VALUE, BEGINNING OF
PERIOD                                  $20.675        $18.115         $13.845        $11.112            $10.003
                                        -------        -------         -------        -------            -------

         INCOME FROM INVESTMENT
              OPERATIONS
              Net investment
                  income                  0.109          0.105           0.098          0.113              0.124
              Net realized and
                  unrealized
                  gains (losses)         (2.346)         3.057           4.357          3.560              1.304
                  --------------         -------         -----           -----          -----              -----

         TOTAL FROM INVESTMENT
              OPERATIONS                 (2.237)         3.162           4.455          3.673              1.428
              ----------                 -------         -----           -----          -----              -----

         DISTRIBUTIONS
              Dividends from net
                  investment
                  income                 (0.125)        (0.026)        (0.043)        (0.118)             (0.122)
              Distributions from
                  net realized
                  gains                  (1.173)        (0.576)        (0.142)        (0.822)             (0.197)
              Distributions in
                  excess of net
                  realized gains         (0.381)            --             --             --                  --
                  --------------         -------            --             --             --                  --

         TOTAL DISTRIBUTIONS             (1.679)        (0.602)        (0.185)        (0.940)             (0.319)
         -------------------             -------        -------        -------        -------             -------

NET ASSET VALUE, END OF PERIOD          $16.759        $20.675         $18.115        $13.845            $11.112
                                        -------        -------         -------        -------            -------

TOTAL RETURN                            (11.55%)        17.64%          32.31%         33.25%             14.35%*
                                        --------        ------          ------         ------             -------

RATIOS/SUPPLEMENTAL DATA
Net Assets, end of period
         (In millions)                   $244.8         $263.1          $103.8          $32.3              $16.8

RATIOS TO AVERAGE NET
         ASSETS (1):
         Expenses                         0.74%          0.75%           0.75%          0.75%              0.75%**
         Net investment income            0.65%          0.75%           0.77%          0.99%              1.56%**

PORTFOLIO TURNOVER RATE                   69.8%          63.2%           62.4%          59.5%              35.5%*

    (1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of Operating Expenses
to Average Net Assets:                       N/A          0.76%          0.94%           1.08%               1.23%**

Ratio of Net Investment
Income to Average Net
Assets:                                      N/A          0.74%          0.58%           0.66%               1.08%**

(a) For the year ended  December 31, 2000,  the Funds were audited by Deloitte &
Touche LLP. Each of the previous years were audited by other auditors.

*      Non-annualized

**     Annualized

N/A    Not Applicable

                             See notes to financial statements

                                       89





COVA SERIES TRUST
FINANCIAL HIGHLIGHTS
FOR A SHARE HELD THROUGHOUT THE PERIODS INDICATED

                                                           International Equity Portfolio

                                                                                                  For the period
                                                                                                 from May 1, 1996
                                    Year ended     Year ended      Year ended     Year ended     (date of initial
                                   December 31,   December 31,    December 31,   December 31,   public    offering)
to
                                     2000(a)          1999           1998           1997         December 31, 1996

NET ASSET VALUE, BEGINNING OF
PERIOD                                  $16.225        $12.857         $11.472        $10.959            $10.215
                                        -------        -------         -------        -------            -------

         INCOME FROM INVESTMENT
              OPERATIONS
              Net investment
                  income                  0.047          0.083           0.117          0.122              0.096
              Net realized and
                  unrealized
                  gains (losses)         (2.636)         3.534           1.491          0.539              0.755
                  --------------         -------         -----           -----          -----              -----

         TOTAL FROM INVESTMENT
              OPERATIONS                 (2.589)         3.617           1.608          0.661              0.851
              ----------                 -------         -----           -----          -----              -----

         DISTRIBUTIONS
              Dividends from net
                  investment
                  income                 (0.066)        (0.068)        (0.220)        (0.137)             (0.086)
              Distributions from
                  net realized
                  gains                  (0.962)        (0.181)        (0.003)        (0.011)             (0.021)
                  -----                  -------        -------        -------        -------             -------

         TOTAL DISTRIBUTIONS             (1.028)        (0.249)        (0.223)        (0.148)             (0.107)
         -------------------             -------        -------        -------        -------             -------

NET ASSET VALUE, END OF PERIOD          $12.608        $16.225         $12.857        $11.472            $10.959
                                        -------        -------         -------        -------            -------

TOTAL RETURN                            (16.76%)        28.52%          14.07%          5.96%              8.44%*
                                        --------        ------          ------          -----              ------

RATIOS/SUPPLEMENTAL DATA
Net Assets, end of period
         (In millions)                   $117.3         $138.1          $104.5          $68.8              $15.6

RATIOS TO AVERAGE NET
         ASSETS (1):
         Expenses                         1.16%          1.10%           0.91%          0.95%              0.95%**
         Net investment income            0.34%          0.62%           0.97%          1.35%              1.43%**

PORTFOLIO TURNOVER RATE                  101.0%          82.8%           74.0%          74.1%              48.2%*

    (1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of Operating Expenses
to Average Net Assets:                       N/A         1.15%           1.09%          1.53%              3.80%**

Ratio of Net Investment
Income to Average Net
Assets:                                      N/A         0.57%           0.79%          0.77%             (1.42%)**

(a) For the year ended  December 31, 2000,  the Funds were audited by Deloitte &
Touche LLP. Each of the previous years were audited by other auditors.

*      Non-annualized

**     Annualized

N/A    Not Applicable

                             See notes to financial statements

                                       90







                                                              Bond Debenture Portfolio

                                                                                                  For the period
                                                                                                 from May 1, 1996
                                    Year ended     Year ended      Year ended     Year ended     (date of initial
                                   December 31,   December 31,    December 31,   December 31,   public    offering)
to
                                     2000(a)          1999           1998           1997         December 31, 1996

NET ASSET VALUE, BEGINNING OF
PERIOD                                  $12.475        $12.381         $12.112        $10.970            $10.098
                                        -------        -------         -------        -------            -------

         INCOME FROM INVESTMENT
              OPERATIONS
              Net investment
                  income                  1.000          0.710           0.682          0.544              0.345
              Net realized and
                  unrealized
                  gains (losses)         (0.896)        (0.293)          0.072          1.147              0.949
                  --------------         -------        -------          -----          -----              -----

         TOTAL FROM INVESTMENT
              OPERATIONS                  0.104          0.417           0.754          1.691              1.294
              ----------                  -----          -----           -----          -----              -----

         DISTRIBUTIONS
              Dividends from net
                  investment
                  income                 (0.832)        (0.244)        (0.349)        (0.549)             (0.342)
              Distributions from
                  net realized
                  gains                      --         (0.079)        (0.136)            --              (0.080)
                  -----                      --         -------        -------            --              -------

         TOTAL DISTRIBUTIONS             (0.832)        (0.323)        (0.485)        (0.549)             (0.422)
         -------------------             -------        -------        -------        -------             -------

NET ASSET VALUE, END OF PERIOD          $11.747        $12.475         $12.381        $12.112            $10.970
                                        -------        -------         -------        -------            -------

TOTAL RETURN                              0.87%          3.40%           6.26%         15.63%             12.89%*
                                          -----          -----           -----         ------             -------

RATIOS/SUPPLEMENTAL DATA
Net Assets, end of period
         (In millions)                   $155.2         $170.2          $120.0          $55.4               $7.7

RATIOS TO AVERAGE NET
         ASSETS (1):
         Expenses                         0.85%          0.85%           0.85%          0.85%              0.85%**
         Net investment income            7.78%          6.74%           6.58%          6.68%              7.26%**

PORTFOLIO TURNOVER RATE                   64.9%          46.7%           84.7%         100.3%              58.1%*

    (1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of Operating Expenses
to Average Net Assets:                     0.86%          0.86%          0.93%           1.07%               2.05%**

Ratio of Net Investment
Income to Average Net
Assets:                                    7.77%          6.73%          6.50%           6.46%               6.06%**

(a) For the year ended  December 31, 2000,  the Funds were audited by Deloitte &
Touche LLP. Each of the previous years were audited by other auditors.

*      Non-annualized

**     Annualized

N/A    Not Applicable

                             See notes to financial statements

                                       91





COVA SERIES TRUST
FINANCIAL HIGHLIGHTS
FOR A SHARE HELD THROUGHOUT THE PERIODS INDICATED

                                                          Mid-Cap Value Portfolio

                                                                                       For the period
                                                                                       from August 20,
                                                                                             1997
                                       Year ended      Year ended      Year ended        (Commencement
                                      December 31,    December 31,    December 31,    of Operations) to
                                        2000(a)           1999            1998        December 31, 1997

NET ASSET VALUE, BEGINNING OF
PERIOD                                     $11.168          $10.583         $10.481              $10.000
                                           -------          -------         -------              -------

          INCOME FROM INVESTMENT
              OPERATIONS
              Net investment
                   income                    0.086            0.042           0.032                0.010
              Net realized and
                   unrealized
                   gains (losses)            5.789            0.557           0.087                0.481
                   --------------            -----            -----           -----                -----

          TOTAL FROM INVESTMENT
              OPERATIONS                     5.875            0.599           0.119                0.491
              ----------                     -----            -----           -----                -----

          DISTRIBUTIONS
              Dividends from net
                   investment
                   income                   (0.039)         (0.014)         (0.017)              (0.010)
              Distributions from
                   net realized
                   gains                    (0.082)             --              --                   --
                   -----                    -------             --              --                   --

          TOTAL DISTRIBUTIONS               (0.121)         (0.014)         (0.017)              (0.010)
          -------------------               -------         -------         -------              -------

NET ASSET VALUE, END OF PERIOD             $16.922          $11.168         $10.583              $10.481
                                           -------          -------         -------              -------

TOTAL RETURN                                52.87%            5.71%           1.11%                4.90%*
                                            ------            -----           -----                ------

RATIOS/SUPPLEMENTAL DATA
Net Assets, end of period
          (In millions)                      $60.0            $29.4           $18.3                 $2.2

RATIOS TO AVERAGE NET
          ASSETS (1):
          Expenses                           1.26%            1.25%           1.10%                1.10%**
          Net investment income              0.79%            0.50%           0.44%                0.97%**

PORTFOLIO TURNOVER RATE                      66.4%            64.3%           41.0%                 1.5%*

    (1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of Operating Expenses
to Average Net Assets:                          N/A           1.41%           1.68%                8.41%**

Ratio of Net Investment
Income to Average Net
Assets:                                         N/A           0.34%         (0.14%)               (6.34%)**

(a) For the period ended December 31, 2000, the Funds were audited by Deloitte &
Touche LLP. Each of the previous years were audited by other auditors.

*      Non-annualized

**     Annualized

N/A    Not Applicable

                             See notes to financial statements

                                       92





                                                       Large Cap Research Portfolio

                                                                                       For the period
                                                                                       from August 20,
                                                                                             1997
                                       Year ended      Year ended      Year ended        (Commencement
                                      December 31,    December 31,    December 31,    of Operations) to
                                        2000(a)           1999            1998        December 31, 1997

NET ASSET VALUE, BEGINNING OF
PERIOD                                     $14.991          $11.964          $9.905              $10.000
                                           -------          -------          ------              -------

          INCOME FROM INVESTMENT
              OPERATIONS
              Net investment
                   income                    0.079            0.026           0.069                0.017
              Net realized and
                   unrealized
                   gains (losses)            1.593            3.023           2.023              (0.096)
                   --------------            -----            -----           -----              -------

          TOTAL FROM INVESTMENT
              OPERATIONS                     1.672            3.049           2.092              (0.079)
              ----------                     -----            -----           -----              -------

          DISTRIBUTIONS
              Dividends from net
                   investment
                   income                   (0.036)         (0.022)         (0.033)              (0.016)
              Distributions from
                   net realized
                   gains                    (1.275)             --              --                   --
                   -----                    -------             --              --                   --

          TOTAL DISTRIBUTIONS               (1.311)         (0.022)         (0.033)              (0.016)
          -------------------               -------         -------         -------              -------

NET ASSET VALUE, END OF PERIOD             $15.352          $14.991         $11.964               $9.905
                                           -------          -------         -------               ------

TOTAL RETURN                                12.60%           25.54%          21.04%              (0.74%)*
                                            ------           ------          ------              --------

RATIOS/SUPPLEMENTAL DATA
Net Assets, end of period
          (In millions)                      $49.7            $36.0           $13.9                 $1.4

RATIOS TO AVERAGE NET
          ASSETS (1):
          Expenses                           1.25%            1.25%           1.10%                1.10%**
          Net investment income              0.66%            0.41%           0.97%                1.53%**

PORTFOLIO TURNOVER RATE                      59.0%            67.7%          103.0%                 1.3%*

    (1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of Operating Expenses
to Average Net Assets:                          N/A           1.38%           1.95%               10.04%**

Ratio of Net Investment
Income to Average Net
Assets:                                         N/A           0.28%           0.12%               (7.41%)**

(a) For the period ended December 31, 2000, the Funds were audited by Deloitte &
Touche LLP. Each of the previous years were audited by other auditors.

*      Non-annualized

**     Annualized

N/A    Not Applicable

                             See notes to financial statements

                                       93





COVA SERIES TRUST
FINANCIAL HIGHLIGHTS
FOR A SHARE HELD THROUGHOUT THE PERIODS INDICATED

                                                         Developing Growth Portfolio

                                                                                         For the period
                                                                                     from August 20, 1997
                                      Year ended      Year ended      Year ended         (Commencement
                                     December 31,    December 31,    December 31,     of Operations) to
                                       2000(a)           1999            1998         December 31, 1997

NET ASSET VALUE, BEGINNING OF
PERIOD                                     $14.885         $11.241         $10.549               $10.000
                                           -------         -------         -------               -------

          INCOME FROM INVESTMENT
              OPERATIONS
              Net investment
                   income (loss)           (0.077)          (0.073)         (0.025)                0.002
              Net realized and
                   unrealized
                   gains (losses)          (2.692)           3.717           0.723                 0.549
                   --------------          -------           -----           -----                 -----

          TOTAL FROM INVESTMENT
              OPERATIONS                   (2.769)           3.644           0.698                 0.551
              ----------                   -------           -----           -----                 -----

          DISTRIBUTIONS
              Dividends from net
                   investment
                   income                      --              --              --                (0.002)
              Distributions in
                   excess of net
                   investment
                   income                      --              --              --                    --
              Distributions from
                   net realized
                   gains                   (0.010)             --           (0.006)                  --
              Distributions in
                   excess of net
                   realized gains          (0.663)             --              --                    --
                   --------------          -------             --              --                    --

          TOTAL DISTRIBUTIONS              (0.673)             --           (0.006)              (0.002)
          -------------------              -------             --           -------              -------

NET ASSET VALUE, END OF PERIOD             $11.443         $14.885         $11.241               $10.549
                                           -------         -------         -------               -------

TOTAL RETURN                              (18.87%)          32.47%           6.60%                 5.52%*
                                          --------          ------           -----                 ------

RATIOS/SUPPLEMENTAL DATA
Net Assets, end of period
          (In millions)                      $42.4           $33.6           $15.9                  $1.7
RATIOS TO AVERAGE NET
          ASSETS (1):
          Expenses                           1.20%           1.15%           1.00%                 1.00%**
          NET INVESTMENT INCOME            (0.71%)          (0.73%)         (0.47%)                0.18%**

PORTFOLIO TURNOVER RATE                      42.5%           53.2%           18.7%                  9.1%*

    (1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of Operating Expenses
to Average Net Assets:                       1.24%           1.34%           1.70%                 9.00%**

Ratio of Net Investment
Income to Average Net
Assets:                                    (0.75%)          (0.92%)         (1.17%)               (7.82%)**

(a) For the period ended December 31, 2000, the Funds were audited by Deloitte &
Touche LLP. Each of the previous years were audited by other auditors.

*      Non-annualized

**     Annualized

N/A    Not Applicable

                             See notes to financial statements

                                       94







                                   Lord Abbett Growth and Income
                                             Portfolio                                  Balanced Portfolio

                                 For the period
For the period
                              from January 8, 1999
from July 1, 1997
                                 Year ended       (Commencement       Year ended   Year ended    Year ended
(Commencement
                                December 31,    of Operations) to    December 31, December 31,  December 31,  of
Operations) to
                                   2000(a)      December 31, 1999      2000(a)       1999          1998
December 31, 1997

NET ASSET VALUE, BEGINNING OF
PERIOD                              $24.071             $21.603          $11.858      $11.398       $10.389          $10.000
                                    -------             -------          -------      -------       -------          -------

        INCOME FROM INVESTMENT
            OPERATIONS
            Net investment
                income (loss)         0.335               0.274            0.275        0.232         0.223            0.123
            Net realized and
                unrealized
                gains (losses)        3.086               2.194          (0.070)        0.581         1.152            0.477
                --------------        -----               -----          -------        -----         -----            -----

        TOTAL FROM INVESTMENT
            OPERATIONS                3.421               2.468            0.205        0.813         1.375            0.600
            ----------                -----               -----            -----        -----         -----            -----

        DISTRIBUTIONS
            Dividends from net
                investment
                income               (0.283)                --           (0.276)       (0.233)       (0.222)          (0.124)
            Distributions in
                excess of net
                investment
                income                   --                 --           (0.001)           --            --               --
            Distributions from
                net realized
                gains                (0.229)                --               --        (0.120)       (0.144)          (0.087)
            Distributions in
                excess of net
                realized gains       (0.164)                --           (0.329)           --            --               --
                --------------       -------                --           -------           --            --               --

        TOTAL DISTRIBUTIONS          (0.676)                --           (0.606)       (0.353)       (0.366)          (0.211)
        -------------------          -------                --           -------       -------       -------          -------

NET ASSET VALUE, END OF PERIOD      $26.816             $24.071          $11.457      $11.858       $11.398          $10.389
                                    -------             -------          -------      -------       -------          -------

TOTAL RETURN                         14.68%              11.38%*           1.73%        7.14%        13.31%            6.01%*
                                     ------              -------           -----        -----        ------            ------

RATIOS/SUPPLEMENTAL DATA
Net Assets, end of period
        (In millions)                $944.6              $887.0             $9.6         $9.7          $4.6             $1.5
RATIOS TO AVERAGE NET
        ASSETS (1):
        Expenses                      0.70%               0.70%**          1.10%        1.10%         1.10%            1.10%**
        NET INVESTMENT INCOME         1.32%               1.24%**          2.30%        2.52%         2.54%            2.74%**

PORTFOLIO TURNOVER RATE               51.7%               70.8%*           39.3%        27.4%         36.0%            13.6%*

    (1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of Operating Expenses
to Average Net Assets:                   N/A                 N/A           1.91%        2.06%         3.08%            3.81%**

Ratio of Net Investment
Income to Average Net
Assets:                                  N/A                 N/A           1.48%        1.56%         0.56%            0.03%**

(a) For the period ended December 31, 2000, the Funds were audited by Deloitte &
Touche LLP. Each of the previous years were audited by other auditors.

*      Non-annualized

**     Annualized

N/A    Not Applicable

                             See notes to financial statements

                                       95





COVA SERIES TRUST
FINANCIAL HIGHLIGHTS
FOR A SHARE HELD THROUGHOUT THE PERIODS INDICATED

                                                                       Equity Income Portfolio

                                                                                                            For
the period
                                                                                                           from
July 1, 1997
                                               Year ended           Year ended            Year ended
(Commencement
                                              December 31,         December 31,          December 31,      of
Operations) to
                                                 2000(a)              1999                  1998
December 31, 1997

NET ASSET VALUE, BEGINNING OF PERIOD             $11.169              $11.626               $11.047               $10.000
                                                 -------              -------               -------               -------

         INCOME FROM INVESTMENT
             OPERATIONS
             Net investment income                 0.184                0.194                 0.167                 0.074
             Net realized and unrealized
                 gains (losses)                    1.452                0.107                 0.862                 1.192
                 --------------                    -----                -----                 -----                 -----

         TOTAL FROM INVESTMENT OPERATIONS          1.636                0.301                 1.029                 1.266
         --------------------------------          -----                -----                 -----                 -----

         DISTRIBUTIONS
             Dividends from net
                 investment income                (0.179)              (0.190)              (0.167)                (0.074)
             Distributions from net
                 realized gains                       --               (0.568)              (0.283)                (0.145)
             Distributions in excess of
                 net realized gains               (0.038)                  --                   --                     --
                 ------------------               -------                  --                   --                     --

         TOTAL DISTRIBUTIONS                      (0.217)              (0.758)              (0.450)                (0.219)
         -------------------                      -------              -------              -------                -------

NET ASSET VALUE, END OF PERIOD                   $12.588              $11.169               $11.626               $11.047
                                                 -------              -------               -------               -------

TOTAL RETURN                                      14.64%                2.51%                 9.35%                12.69%*
                                                  ------                -----                 -----                -------

RATIOS/SUPPLEMENTAL DATA
Net Assets, end of period (In
         millions)                                  $7.4                 $7.0                  $4.7                  $1.7

RATIOS TO AVERAGE NET ASSETS (1):
         Expenses                                  1.10%                1.10%                 1.10%                 1.10%**
         Net investment income                     1.53%                1.85%                 1.79%                 1.65%**

PORTFOLIO TURNOVER RATE                            31.9%                58.8%                 79.4%                 17.9%*

    (1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of Operating Expenses to
Average Net Assets:                                2.15%                2.23%                 2.69%                 3.58%**

Ratio of Net Investment Income to
Average Net Assets:                                0.48%                0.72%                 0.20%                (0.83%)**

(a) For the period ended December 31, 2000, the Funds were audited by Deloitte &
Touche LLP. Each of the previous years were audited by other auditors.

*      Non-annualized

**     Annualized

N/A    Not Applicable

                             See notes to financial statements

                                       96





                                                                   Growth & Income Equity Portfolio

                                                                                                            For
the period
                                                                                                           from
July 1, 1997
                                               Year ended           Year ended            Year ended
(Commencement
                                              December 31,         December 31,          December 31,      of
Operations) to
                                                 2000(a)              1999                  1998
December 31, 1997

NET ASSET VALUE, BEGINNING OF PERIOD             $13.788              $11.995               $10.710               $10.000
                                                 -------              -------               -------               -------

         INCOME FROM INVESTMENT
             OPERATIONS
             Net investment income                 0.039                0.049                 0.057                 0.033
             Net realized and unrealized
                 gains (losses)                   (0.807)               1.890                 1.538                 0.793
                 --------------                   -------               -----                 -----                 -----

         TOTAL FROM INVESTMENT OPERATIONS         (0.768)               1.939                 1.595                 0.826
         --------------------------------         -------               -----                 -----                 -----

         DISTRIBUTIONS
             Dividends from net
                 investment income                (0.039)              (0.049)              (0.058)                (0.032)
             Distributions from net
                 realized gains                   (0.479)              (0.097)              (0.252)                (0.084)
             Distributions in excess of
                 net realized gains                   --                   --                   --                     --
                 ------------------                   --                   --                   --                     --

         TOTAL DISTRIBUTIONS                      (0.518)              (0.146)              (0.310)                (0.116)
         -------------------                      -------              -------              -------                -------

NET ASSET VALUE, END OF PERIOD                   $12.502              $13.788               $11.995               $10.710
                                                 -------              -------               -------               -------

TOTAL RETURN                                      (5.66%)              16.17%                14.95%                 8.26%*
                                                  -------              ------                ------                 ------

RATIOS/SUPPLEMENTAL DATA
Net Assets, end of period (In
         millions)                                 $15.1                $16.4                  $9.1                  $2.4

RATIOS TO AVERAGE NET ASSETS (1):
         Expenses                                  1.10%                1.10%                 1.10%                 1.10%**
         Net investment income                     0.29%                0.45%                 0.65%                 0.87%**

PORTFOLIO TURNOVER RATE                           106.4%                37.8%                 57.5%                 18.1%*

    (1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of Operating Expenses to
Average Net Assets:                                1.56%                1.59%                 2.00%                 3.51%**

Ratio of Net Investment Income to
Average Net Assets:                               (0.17%)              (0.04%)              (0.25%)                (1.54%)**

(a) For the period ended December 31, 2000, the Funds were audited by Deloitte &
Touche LLP. Each of the previous years were audited by other auditors.

*      Non-annualized

**     Annualized

N/A    Not Applicable
                        See notes to financial statements
                                       97


                                COVA SERIES TRUST
                          Notes to Financial Statements
                                December 31, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

Cova Series Trust (the Trust) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the 1940 Act). The Trust offers thirteen diversified portfolios (each, a Fund and collectively, the Funds) each of which operates as a distinct investment vehicle of the Trust. J.P. Morgan Investment Management Inc. manages the Small Cap Stock Portfolio, Quality Bond Portfolio, Select Equity Portfolio, Large Cap Stock Portfolio, and International Equity Portfolio. Lord Abbett & Co. manages the Bond Debenture Portfolio, Mid-Cap Value Portfolio, Large Cap Research Portfolio, Developing Growth Portfolio, and Lord Abbett Growth and Income Portfolio. Mississippi Valley Advisors Inc. manages the Balanced Portfolio, Equity Income Portfolio and Growth & Income Equity Portfolio.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. If there was no sale on such day, the securities are valued at the mean between the most recently quoted bid and asked prices. Investments in securities not listed on a securities exchange are valued based on their last quoted bid price or, if not available, their fair value as determined in good faith by the Board of Trustees. Domestic fixed income investments are stated at values using the mean between the most recently quoted bid and asked prices. Foreign fixed income securities are valued at their sale price as of the close of the securities exchange on which the securities are listed. If such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees are used. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value.

Under the amortized cost method, investments are recorded at cost and any discount or premium is accreted or amortized, respectively, on a straight line basis to the maturity of the investment. Value on any given date equals original cost plus or minus accreted discount or amortized premium, respectively, to that date. Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued at forward rates and are marked-to-market daily.

In November 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and discounts on fixed income securities. The Funds currently do not amortize premiums on fixed income securities. Upon adoption, the Funds will be required to record a cumulative effect adjustment to reflect the amortization of premiums. The adjustment will reduce net investment income and increase unrealized appreciation on securities and therefore will not impact total net assets. At this time, the Funds have not completed their analysis on the impact of the accounting change.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Funds may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Funds segregate assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Dividend income is recorded on the ex-dividend date, or in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Interest income and expenses are recorded when earned or incurred, respectively. Foreign income and foreign capital gains realized on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - The Trust's policy is to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including net realized gains, if any, to its shareholders. Accordingly, the Funds have not recorded a provision for federal income taxes. In addition, any Funds subject to federal excise tax regulations will distribute substantially all of their net investment income and net capital gains, if any, in each calendar year in order to avoid the payment of federal excise taxes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences. For the Large Cap Stock, Quality Bond, and International Equity Portfolios, net realized gains and losses may differ for financial and tax reporting purposes primarily as a result of timing differences related to open futures at year end.

The Funds utilize the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2000, the accumulated capital loss carryforwards and expiration dates by

                                       98

                                COVA SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2000

D. FEDERAL INCOME TAXES - CONTINUED
Fund were as follows:  Quality Bond  $3,023,092  expiring in 2007 and $2,305,867 expiring in 2008, Bond Debenture $2,276,221 expiring in 2007 and $889,407 expiring in 2008, Large Cap Stock $4,533,984 expiring in 2008, Developing Growth $1,934,268 expiring in 2008, and Lord Abbett Growth and Income $5,818,547 expiring in 2008.

For tax purposes, the Equity Income and Growth and Equity Income Portfolios elected to defer to its fiscal year ending December 31, 2001, $81,049 and $340,618 of losses, respectively, recognized during the period of November 1, 2000 to December 31, 2000.

E. DISTRIBUTION OF INCOME AND GAINS - The Funds annually declare, pay and automatically reinvest dividends from net investment income and distributions of any net realized capital gains.

F. DERIVATIVES - A derivative financial instrument, in general terms, is a security whose value is "derived" from the value of an underlying asset, reference rate or index. The Funds primarily use derivative instruments to protect against possible changes in the market value of their investments. All of the Funds' holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation of investments. Upon disposition, a realized gain or loss is recognized accordingly.

The primary risks associated with the use of these financial instruments for hedging purposes are the possibility of (a) an imperfect correlation between the change in market value of the hedged securities held by the Funds and the change in market value of these financial instruments, and (b) an illiquid market. As a result, the use of these financial instruments may involve, to a varying degree, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The following are brief descriptions of derivative instruments the Funds may hold.

A. FUTURES CONTRACTS - A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or as a temporary substitute for purchasing or selling specific securities.

Upon entering into a futures contract, the Funds are required to make initial margin deposits with the broker or segregate liquid investments to satisfy the broker's margin requirements. Initial margin deposits are recorded as assets and held in a segregated account at the custodian. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" the contract on a daily basis to reflect the value of the contract's settlement price at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities to the broker depending upon whether unrealized gains or losses, respectively, are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and its basis in the contract.

B. OPTIONS CONTRACTS - A purchased option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Funds to provide the return of an index without purchasing all of the securities underlying the index or as a substitute for purchasing or selling specific securities.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss equal to the premium paid. When the Fund enters into a closing sale transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less the cost of the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

The premium received for a written option is recorded as a liability. The liability is marked-to-market daily based on the option's quoted market price. When an option expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the underlying security purchased.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised this loss can be greater than premium received. In addition, the Fund could be exposed to risks if the counterparties to the transactions are unable to meet the terms of the contracts.

C. FORWARD FOREIGN CURRENCY CONTRACTS - The Quality Bond and International Equity Portfolios may enter into forward foreign currency contracts to hedge their portfolio holdings against future movements in certain foreign currency exchange rates. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward

                                       99

                                COVA SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2000

F. DERIVATIVES - CONTINUED
rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities of the Fund, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

G. SECURITY LENDING - The Funds may lend their securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower fail financially. The Funds receive compensation for lending their securities.

Each Portfolio receives transaction fees for providing services in connection with the securities lending program. The risks to the Portfolios of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

H. FOREIGN CURRENCY TRANSLATION - Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the rate of exchange at the end of the period. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Fund does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, from changes in the exchange rates of foreign currency held, and from changes in the contract value of forward foreign currency contracts.

I. REPURCHASE AGREEMENTS - The Funds may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Fund accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Fund enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

J. REVERSE REPURCHASE AGREEMENTS - The Funds may enter into reverse repurchase agreements with selected commercial banks or broker-dealers. In a reverse repurchase agreement, the Fund sells securities as collateral and agrees to repurchase them at a mutually agreed upon date and price. This practice is the equivalent of borrowing using the securities as collateral and can create leverage. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities but pays interest to the counter-party based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the custodian containing liquid assets having a value not less than the repurchase price (including accrued interest). If the counterparty to the transaction is rendered insolvent, the ultimate realization of the collateral securities to be repurchased by the Fund may be delayed or limited.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into an investment advisory agreement with Cova Investment Advisory Corporation (the "Adviser"), pursuant to which the Adviser manages the investment operations of the Trust's affairs. On January 6, 2000, the Advisers ultimate parent company General American Mutual Holding Company, was acquired by the Metropolitan Life Insurance Company. The Adviser has entered into sub-advisory agreements with J.P. Morgan Investment Management Inc., Lord Abbett & Co., and Mississippi Valley Advisors Inc. (the "Sub-advisers") for investment advisory services in connection with the investment management of the Funds.

The Adviser supervises the Sub-advisers and makes recommendations to the Board of Trustees with respect to the retention or renewal of the sub-advisory agreements. The Adviser pays the Sub-advisers and bears the cost of compensating officers of the Trust.

                                       100

                                COVA SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2000

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED Under the terms of the Funds' investment advisory agreement, the Funds pay the Adviser a monthly fee based upon annual rates applied to each of the Funds' average daily net assets as follows:

Fund                                  Average Daily Net Assets%       Per Annum

Small Cap Stock                       All                             0.85%
Quality Bond                          First $75 Million               0.55%
                                      Over $75 Million                0.50%
Select Equity                         First $50 Million               0.75%
                                      Over $50 Million                0.65%
Large Cap Stock                       All                             0.65%
International Equity                  First $50 Million               0.85%
                                      Over $50 Million                0.75%
Lord Abbett Growth and Income         All                             0.65%
Bond Debenture                        All                             0.75%
Mid-Cap Value                         All                             1.00%
Large Cap Research                    All                             1.00%
Developing Growth                     All                             0.90%
Balanced                              All                             1.00%
Equity Income                         All                             1.00%
Growth & Income Equity                All                             1.00%

The Trust has entered into a Custodian, Fund Accounting, and Transfer Agency Agreement with Investors Bank & Trust Company ("Investors Bank").

Cova Variable Annuity Account One and Five, Cova Variable Life Account One, Five, and Eight, and First Cova Variable Annuity Account One are separate investment accounts offered by Cova Financial Services Life Insurance Co. and its subsidiaries, Cova Financial Life Insurance Co. and First Cova Life Insurance Co. (collectively "Cova Life"). At December 31, 2000, Cova Life owned all shares of beneficial interest of each Fund except those listed below.

                                        Percentage of Ownership

                        Lord, Abbett & Co.     Mississippi Valley Advisors Inc.
                        ------------------     --------------------------------

Mid-Cap Value                      0.3%                               --
Large Cap Research                 0.4%                               --
Developing Growth                  0.3%                               --
Balanced                           --                                13.6%
Equity Income                      --                                19.4%
Growth & Income Equity             --                                 9.1%

                                       101

                                COVA SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2000

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
The  Adviser  has  voluntarily  reimbursed  the Quality  Bond,  Bond  Debenture,
Balanced, Equity Income, and Growth & Income Equity Portfolios for their operating expenses, exclusive of brokerage, advisory, or other portfolio transaction expenses or expenses of litigation, indemnification, taxes, or other extraordinary expenses, to the extent that they exceeded an annual rate of .10% of the average daily net assets. The Adviser has voluntarily reimbursed the Developing Growth Portfolio for its operating expenses, exclusive of brokerage, advisory, or other portfolio transaction expenses or expenses of litigation, indemnification, taxes, or other extraordinary expenses, to the extent that they exceeded an annual rate of .30% of the average daily net assets.

3. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2000 were as follows:

                                                                    Purchases

Portfolio:                                    U.S. Government       Non-Government         Total
                                              ---------------       --------------         -----

Small Cap Stock                                            $0         $111,359,031      $111,359,031
Quality Bond                                      146,159,860           59,184,961       205,344,821
Select Equity                                               0          185,685,147       185,685,147
Large Cap Stock                                     1,427,063          198,405,280       199,832,343
International Equity                                        0          133,667,564       133,667,564
Bond Debenture                                     29,975,781           71,489,010       101,464,791
Mid-Cap Value                                               0           38,928,895        38,928,895
Large Cap Research                                          0           31,188,800        31,188,800
Developing Growth                                           0           34,249,456        34,249,456
Lord Abbett Growth and Income                               0          434,121,356       434,121,356
Balanced                                                    0            4,525,129         4,525,129
Equity Income                                               0            2,146,878         2,146,878
Growth & Income Equity                                      0           16,125,652        16,125,652

                                                                      Sales

Portfolio:                                    U.S. Government     Non-Government          Total
                                              ---------------     --------------          -----

Small Cap Stock                                           $0         $109,106,518      $109,106,518
Quality Bond                                     156,544,191           46,602,451       203,146,642
Select Equity                                              0          189,313,781       189,313,781
Large Cap Stock                                      901,688          180,970,684       181,872,372
International Equity                                       0          130,390,862       130,390,862
Bond Debenture                                    31,467,363           70,407,424       101,874,787
Mid-Cap Value                                              0           25,220,604        25,220,604
Large Cap Research                                         0           22,844,466        22,844,466
Developing Growth                                          0           16,040,713        16,040,713
Lord Abbett Growth and Income                              0          474,469,445       474,469,445
Balanced                                                   0            3,470,671         3,470,671
Equity Income                                              0            2,249,962         2,249,962
Growth & Income Equity                                     0           16,071,390        16,071,390

                                              102






                                COVA SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2000

3. INVESTMENT TRANSACTIONS - CONTINUED At December 31, 2000, the cost of securities for federal income tax purposes and the unrealized appreciation
(depreciation) of investments for federal income tax purposes for each Fund was as follows:

                                                                                                Unrealized Net
                                     Federal Income    Gross Unrealized    Gross Unrealized     Appreciation/
Portfolio:                              Tax Cost         Appreciation       (Depreciation)      (Depreciation)
                                        --------         ------------       --------------      --------------

Small Cap Stock                        $97,796,029         $18,252,251        $(12,416,708)        $5,835,543
Quality Bond                            92,929,691           3,320,472            (177,391)         3,143,081
Select Equity                          241,124,994          29,091,129         (29,103,585)           (12,456)
Large Cap Stock                        261,736,374          29,215,655         (31,307,433)        (2,091,778)
International Equity                   129,462,527           8,018,957         (14,797,672)        (6,778,715)
Bond Debenture                         171,472,146           3,675,417         (17,749,577)       (14,074,160)
Mid-Cap Value                           48,529,431          15,224,352          (1,586,549)        13,637,803
Large Cap Research                      41,679,951           9,571,216          (1,055,552)         8,515,664
Developing Growth                       45,199,897           9,891,306          (9,863,636)            27,670
Lord Abbett Growth and Income          804,558,383         194,387,619         (11,177,184)       183,210,435
Balanced                                 8,546,692           1,017,252            (460,384)           556,868
Equity Income                            6,633,832           1,377,407            (556,234)           821,173
Growth & Income Equity                  13,707,977           1,707,705          (1,158,306)           549,399

4. FUTURES CONTRACTS

Transactions in futures contracts for the year ended December 31, 2000, were as follows:

                                               Quality       Large      International
                                                Bond       Cap Stock        Equity
                                              Portfolio    Portfolio       Portfolio

Futures Contracts Outstanding at
December 31, 1999                                  318          11
Contracts Opened                                 1,572          84                462
Contracts Closed                                (1,612)        (90)             (407)
                                                -------        ----             -----

Futures Contracts Outstanding at

December 31, 2000                                  278           5                 55
                                                   ===           =                 ==


The futures contracts outstanding as of December 31, 2000 and the description and unrealized appreciation or depreciation were as follows:

                                                                                 Unrealized
                                                                               Appreciation/
                                              Contracts    Notional Value      (Depreciation)

International Equity Portfolio:
Dow Jones Euro Stoxx 50 Futures                    44         $1,987,702           $(10,263)
March 2001 - Long

International Equity Portfolio:
Tokyo Price Index Futures                           4           $448,976            $19,386
March 2001 - Short

                                       103







                                COVA SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2000

4. FUTURES CONTRACTS - CONTINUED

                                                                                 Unrealized
                                                                               Appreciation/
                                              Contracts    Notional Value      (Depreciation)

International Equity Portfolio:
ASX Shore Price Index Futures                       7           $315,909             $6,975
March 2001 - Short

Large Cap Stock Portfolio:
S&P Index Futures                                   5         $1,668,750            $(3,253)
March 2001 - Long

Quality Bond Portfolio:
U.S. Treasury Note 5 Year Futures                 153        $15,845,063           $318,338
March 2001 - Long

Quality Bond Portfolio:
U.S. Treasury Note 2 Year Futures                  25         $5,078,906            $56,003
March 2001 - Long

Quality Bond Portfolio:
U.S. Treasury Note 10 Year Futures                 77         $8,074,172          $(142,220)
March 2001 - Short

Quality Bond Portfolio:
U.S. Treasury Bond Futures                         23         $2,406,375           $(49,158)
March 2001 - Short

5. FORWARD FOREIGN CURRENCY CONTRACTS

Open forward foreign currency contracts for the International Equity Portfolio at December 31, 2000, were as follows:

Forward Foreign Currency Contracts to Buy:

                                                                                                  Net Unrealized
                                                                  Value at          In Exchange   Appreciation/
                        Settlement Date                     December 31, 2000       for U.S.     $(Depreciation)
                        ---------------                     -----------------       --------     ---------------

1/2/2001                    36,520 Euro Dollar                      $34,292             33,796            $496
1/3/2001                    74,796 Euro Dollar                       70,237             70,218              19
1/10/2001                 13,885,331 Euro Dollar                 13,043,601         12,012,872       1,030,729
1/10/2001           1,274,263 British Pound Sterling              1,904,753          1,865,966          38,787
1/4/2001                   400,000 Japanese Yen                       3,504              3,483              21
1/10/2001                584,182,168 Japanese Yen                 5,123,434          5,256,877        (133,443)
1/10/2001                 4,970,200 Swedish Krona                   527,697            509,764          17,933
                          -----------------------                   -------            -------          ------


                                                                                                      $954,542


                                       104

                                COVA SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2000

5. FORWARD FOREIGN CURRENCY CONTRACTS - CONTINUED
Forward Foreign Currency Contracts to Sell:

                                                                                                  Net Unrealized
                                                                  Value at          In Exchange   Appreciation/
                        Settlement Date                     December 31, 2000       for U.S.     $(Depreciation)
                        ---------------                     -----------------       --------     ---------------

1/2/2001                  3,850 Australian Dollar                    $2,142              2,129            $(13)
1/3/2001                 125,396 Australian Dollar                   69,762             70,218             456
1/10/2001                650,000 Australian Dollar                  361,652            351,435         (10,217)
1/10/2001                  6,713,850 Swiss Franc                  4,149,105          3,877,884        (271,221)
1/10/2001                  6,883,850 Euro Dollar                  6,466,551          6,092,023        (374,528)
1/10/2001           1,270,200 British Pound Sterling              1,898,680          1,838,681         (59,999)
1/10/2001                819,108,393 Japanese Yen                 7,183,800          7,532,023         348,223
                         ------------------------                 ---------          ---------         -------


                                                                                                     $(367,299)


6. SECURITY LENDING

As of December 31, 2000, certain Portfolios had loaned securities which were collateralized by short term investments. The value of the securities on loan and the value of the related collateral were as follows:

Fund                                                Value of Securities      Value of Collateral
                                                    -------------------      -------------------

Small Cap Stock                                           $11,075,826              $11,578,060
Quality Bond                                               $3,968,786               $4,092,250
Select Equity                                             $14,806,327              $15,301,240
Large Cap Stock                                           $15,722,967              $16,169,768
International Equity                                       $6,342,288               $6,699,303
Bond Debenture                                             $9,023,314               $9,243,308
Mid-Cap Value                                              $4,505,075               $4,600,200
Large Cap Research                                         $3,583,961               $3,681,476
Developing Growth                                          $3,848,922               $4,003,578
Lord Abbett Growth and Income                             $69,685,139              $71,717,010

7. SUBSEQUENT EVENT (UNAUDITED)

At a Special Meeting of Shareholders held on January 26, 2001, the shareholders of the Trust approved the reorganization of the Funds pursuant to an Agreement and Plan of Reorganization between Met Investors Series Trust ("MIT") and Cova Series Trust dated as of December 8, 2000. MIT is an open-end management investment company registered under the 1940 Act. MIT was established under an Agreement and Declaration of Trust dated as of July 27, 2000.

The reorganization will be completed on February 12, 2001. Under the reorganization, all of the assets of the Funds of Cova Series Trust, with the exception of Large Cap Research Portfolio will be acquired by a corresponding series of MIT in exchange for shares of such new series and the assumption by the series of the identified liabilities of each Fund. In addition, the net assets of the Large Cap Research Portfolio will be acquired by the Lord Abbett Growth & Income Portfolio of MIT. The shareholders of each of the above Funds will receive Class A shares of each corresponding series having an aggregate net asset value equal to the aggregate net asset value of each Fund. The transaction will be structured to qualify as a tax-free reorganization under the Internal Revenue Code.

Met Investors Advisory Corp. will serve as the investment adviser to each of the series of MIT. The Advisory fees and voluntary expense limitations will change for certain of the Funds.

8. CHANGE OF INDEPENDENT AUDITORS (UNAUDITED)

On May 24, 2000, The Trust's Board of Trustees, upon the recommendation of its Audit Committee requested and subsequently accepted the resignation of KPMG LLP
(KPMG) as the Funds' independent auditors. KPMG's reports on the Funds' financial statements for the fiscal years ended December 31, 1996, December 31, 1997, December 31, 1998, and December 31, 1999 contained no adverse opinion or disclaimer of opinion nor was it qualified or modified as to uncertainty, audit scope or accounting principles. During the Trust's fiscal years ended December 31, 1996 December 31, 1997, December 31, 1998, and December 31, 1999: (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved

                                       105

                                COVA SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2000

8. CHANGE OF INDEPENDENT AUDITORS (UNAUDITED) - CONTINUED to the satisfaction of KPMG, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years; and (ii) there were no reportable events of the kind described in
Item 304 (a)(l)(v) of Regulated S-K under the Securities Exchange Act of 1934, as amended.

The Trust, by action of its Trustees, upon the recommendation of its Audit Committee of the Board, has engaged Deloitte & Touche LLP ("D&T") as the independent auditors to audit the Funds' financial statements for the fiscal year ended December 31, 2000. During the Funds' fiscal years ended December 31, 1996, December 31, 1997, December 31, 1998, and December 31, 1999, neither the Trust nor anyone on its behalf has consulted D&T on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Trust's financial statements or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(l)(iv) of Item 304 of Regulation S-K) of reportable events (as described in paragraph (a)(l)(v) of said Item 304).

                                       106

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of Cova Series Trust:

We have audited the accompanying statements of assets and liabilities of Small Cap Stock Portfolio, Quality Bond Portfolio, Select Equity Portfolio, Large Cap Stock Portfolio, International Equity Portfolio, Bond Debenture Portfolio, Mid-Cap Value Portfolio, Large Cap Research Portfolio, Developing Growth
Portfolio, Lord Abbett Growth & Income Portfolio, Balanced Portfolio, Equity Income Portfolio, Growth & Income Equity Portfolio, portfolios of Cova Series Trust (the Trust) including the portfolio of investments, as of December 31, 2000, and the related statements of operations, of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial statements of the Trust for the year ended December 31, 1999 and the financial highlights for each of the years or periods in the four year period then ended were audited by other auditors whose report, dated February 4, 2000, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Trust as of December 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 2, 2001

                                       107

                                COVA SERIES TRUST

                                  ANNUAL REPORT
                                DECEMBER 31, 2000

                                COVA SERIES TRUST
                      SUPPLEMENTAL INFORMATION (UNAUDITED)
                                DECEMBER 31, 2000

PROXY VOTING RESULTS

A special meeting of the Funds' shareholders was held on January 6, 2000, as adjourned from December 23, 1999. The results of votes taken among shareholders on proposals before them are reported below.

         Proposal 1: To approve a New Investment Advisory Agreement between Cova Investment Advisory Corporation and Cova Series Trust, such New Investment Advisory Agreement to contain the same terms and conditions as the current Investment Advisory Agreement except for the dates of execution, effectiveness and termination.

NAME OF PORTFOLIO                                       FOR                      AGAINST
ABSTAIN

J.P. Morgan:
Quality Bond                                          8,691,406.774                79,946.014                 198,606.356
Small Cap Stock                                       6,077,177.487                37,360.639                 211,859.963
Large Cap Stock                                      12,184,212.280                75,152.574                 306,007.895
Select Equity                                        14,886,139.727                84,172.180                 409,902.260
International Equity                                  8,166,318.635                49,903.063                 236,732.570
Lord Abbett & Co.:
Bond Debenture                                       13,122,272.625                86,410.035                 420,341.120
Mid-Cap Value                                         2,462,281.489                 9,053.062                  73,431.172
Large Cap Research                                    2,200,043.069                     0.000                  64,962.829
Developing Growth                                     2,032,302.306                17,915.644                  72,575.772
Lord Abbett Growth and Income                        35,394,437.195               248,869.019               1,178,927.909
Mississippi Valley Advisors:
Balanced                                                622,428.276                18,133.335                  23,004.638
Equity Income                                           458,726.574                 2,578.520                  11,462.263
Growth & Income Equity                                1,034,850.037                     0.000                  28,214.795
Riggs Bank:
Riggs Stock*                                             11,942.215                     0.000                       0.000
Riggs U.S. Government Securities*                        21,483.451                     0.000                       0.000

* Portfolio ceased operations on June 29, 2000

                                       108

Proposal  2: To  approve a New  Sub-Advisory  Agreement  among  Cova  Investment
Advisory Corporation, Cova Series Trust and J.P. Morgan Investment Management Inc., such New Sub-Advisory Agreement to contain the same terms and conditions as the current Sub-Advisory Agreement except for the dates of execution, effectiveness and termination.

NAME OF PORTFOLIO                                       FOR                      AGAINST
ABSTAIN

J.P. Morgan:
Quality Bond                                          8,694,267.577                80,941.416                 194,750.151
Small Cap Stock                                       6,077,447.504                52,260.865                 196,689.720
Large Cap Stock                                      12,232,013.184                72,413.984                 260,945.581
Select Equity                                        14,896,949.669                92,745.539                 390,518.959
International Equity                                  8,143,073.567                63,584.094                 246,296.607

         Proposal 3: To approve a New Sub-Advisory Agreement among Cova Investment Advisory Corporation, Cova Series Trust and Lord, Abbett & Co., such New Sub-Advisory Agreement to contain the same terms and conditions as the current Sub-Advisory Agreement except for the dates of execution, effectiveness and termination.

NAME OF PORTFOLIO                                       FOR                      AGAINST
ABSTAIN

Lord, Abbett:
Bond Debenture                                       13,164,795.350                91,879.238                 372,349.192
Mid-Cap Value                                         2,469,786.540                 4,786.053                  70,193.130
Large Cap Research                                    2,197,789.176                     0.000                  67,216.722
Developing Growth                                     2,044,088.035                14,413.495                  64,242.193
Lord Abbett Growth and Income                        35,428,800.441               269,039.875               1,124,393.807

         Proposal  4:  To  approve  a  New  Sub-Advisory  Agreement  among  Cova
         Investment  Advisory  Corporation,  Cova Series  Trust and  Mississippi
         Valley Advisors Inc., such New Sub-Advisory Agreement to contain the same terms and conditions as the current Sub-Advisory Agreement except for the dates of execution, effectiveness and termination.

NAME OF PORTFOLIO                                       FOR                      AGAINST
ABSTAIN

Mississippi Valley Advisors:
Balanced                                                621,704.426                18,133.335                  23,728.489
Equity Income                                           458,726.574                     0.000                  14,040.783
Growth & Income Equity                                1,029,055.878                     0.000                  34,008.954

         Proposal  5:  To  approve  a  New  Sub-Advisory  Agreement  among  Cova
         Investment Advisory Corporation, Cova Series Trust and Riggs Bank N.A.,
         such  New  Sub-Advisory   Agreement  to  contain  the  same  terms  and
         conditions as the current  Sub-Advisory  Agreement except for the dates of execution, effectiveness and termination.

NAME OF PORTFOLIO                                        FOR                       AGAINST
ABSTAIN

Riggs Bank:
Riggs Stock*                                              11,942.215                 0.000                        0.000
Riggs U.S. Government Securities*                         21,483.451

* Portfolio ceased operations on June 29, 2000.

                                       109

                                  SERIES TRUST


                      J.P. Morgan Small Cap Stock Portfolio

                       J.P. Morgan Quality Bond Portfolio

                       J.P. Morgan Select Equity Portfolio

                      J.P. Morgan Enhanced Index Portfolio

                   J.P. Morgan International Equity Portfolio

                      Lord Abbett Bond Debenture Portfolio

                       Lord Abbett Mid-Cap Value Portfolio

                     Lord Abbett Developing Growth Portfolio

                   Lord Abbett Growth Opportunities Portfolio

                      Lord Abbett Growth & Income Portfolio

                           Firstar Balanced Portfolio

                         Firstar Equity Income Portfolio

                    Firstar Growth & Income Equity Portfolio

                        Janus Aggressive Growth Portfolio

                          MFS Mid Cap Growth Portfolio

                      MFS Research International Portfolio

                   Oppenheimer Capital Appreciation Portfolio

                          PIMCO Money Market Portfolio

                          PIMCO Total Return Portfolio

                           PIMCO Innovation Portfolio

                          Met/Putnam Research Portfolio

                               SEMI-ANNUAL REPORT

                                  JUNE 30, 2001

August 1, 2001

Letter from the President

First half 2001 - Volatility and Uncertainty In the first half of 2001 the financial markets continued to exhibit the weakness and volatility that characterized much of the year 2000. Despite the Fed's aggressive easing of interest rates in January and continued easing of monetary policy through the first two quarters, the equity markets continued to fall. The tech sector was hurt the most as exhibited by the 12.5% drop in the Nasdaq Composite for the first half of 2001. Corporations, whether large or small, "old" economy or "new", felt their earnings come under pressure as capital spending weakened and inventories ballooned. Investors remained cautious, focusing on companies with solid fundamentals.

As long-term investors, you should not feel anxious about short-term market fluctuations. MetLife Investors Group, Inc. and your financial advisor can provide you with the tools to help plan a well-diversified investment strategy.

As you may know, the Met Investors Series Trust was established in February 2001. We welcome all investors, particularly those from the former Cova Series Trust and Security First Trust, many of whom have already reaped the benefits of reduced portfolio expenses. As we progress through 2001 and beyond, Met Investors Series Trust will continue to identify opportunities to gain operating efficiencies and provide competitive investment products.

We look forward to a long-term relationship helping you satisfy all your investment needs.

Sincerely,

/s/ Elizabeth M. Forget

Elizabeth M. Forget
President
Met Investors Series Trust

J.P. Morgan Small Cap Stock Portfolio         For the six months ended 06/30/01
Managed by J.P. Morgan Investment Management

Letter to Policyholders

Market Analysis

The J.P. Morgan Small Cap Stock Portfolio returned -1.33% (net of fees) for the six months ended June 30, 2001. The Russell 2000 Index/1/ returned 6.94% during this time period.

Small cap stocks put in a solid second quarter and the broad small cap market, as measured by the Russell 2000 Index, finished 6.94% for the six month period ending June 30, 2001.

Though high profile earnings disappointments and economic uncertainty continued to take their toll during the second quarter, optimism over Fed easing and strength from the consumer sector helped to buoy stocks in the market's most beaten down sectors. For the first time in five quarters, growth outperformed value, however small value names still lead the charge by a significant margin for the year to date period.

Portfolio Analysis

Stock selection in software, pharmaceutical and consumer cyclical names were particularly strong during the second quarter. In addition, pharmaceutical names rallied jumping 43.6% in the benchmark. Despite strong postings in the benchmark, portfolio holdings in the consumer goods and semiconductor sectors detracted from performance due to weak security selection.

The impact of a weak first quarter certainly reverberates through our year to date performance. On a year to date basis, the portfolio is still down slightly (1.33%) versus a Russell 2000 return of 6.94%. A look at the June attribution reveals that despite the positive impact of recent performance (April--June), security selection on a year to date basis remains particularly weak in technology and services. Sectors with the best absolute returns for the six month period ending June 30, 2001 were Retail, 43.38%, Finance, 24.19%, and Consumer Cyclical, 17.08%. Conversely, Portfolio sectors with the worst absolute returns were: Services, -27.46%, Semiconductors, -26.07% and Hardware, -19%.

Market Outlook

Though volatility is likely to remain a factor while the outlook for capital spending remains weak, we believe that small caps are well positioned for a recovery.

Heightened exposure to technology, the Internet, and companies with negative earnings, as a result of this year's Russell rebalancing, may increase the volatility of the small cap universe and the Russell benchmarks.

Marian U. Pardo
Portfolio Manager
J.P. Morgan Investment Management Inc.

                                                      Average Annual Return/2/
Inception 5/1/96                                 (for the period ended 6/30/01)
                                                 ------------------------------

                                               1 Year    3 Year      5 Year    Since inception
                                               ------    ------      ------    ---------------

J.P. Morgan Small
Cap Stock Portfolio-- Class A                 (12.43)%     4.85%       9.69%          9.31%
                           Class B               --         --          --           19.29%
                           -------               --         --          --           ------

Russell 2000 Index/1/                           0.58%      5.29%       9.62%          9.21%
                                                -----      -----       -----          -----


Top 10 Portfolio Holdings by Market Value As of 06/30/01


% of portfolio
Heller Financial, Inc.                                                  1.4
                                                                        ---

Charles River Laboratories Intl., Inc.                                  1.3
                                                                        ---

Skywest, Inc.                                                           1.1
                                                                        ---

Cousins Properties, Inc. (REIT)                                         1.1
                                                                        ---

Spinnaker Exploration Co.                                               1.1
                                                                        ---

Anchor Gaming                                                           1.0
                                                                        ---

McDermott International, Inc.                                           1.0
                                                                        ---

Cleco Corp.                                                             1.0
                                                                        ---

Williams-Sonoma, Inc.                                                   1.0
                                                                        ---

Universal Forest Products, Inc.                                         1.0
                                                                        ---

Top 10 Portfolio Sectors (% of portfolio market value) As of 06/30/01

                                     [GRAPH]

                          Industrial Cyclical                   16.3%
                          Consumer Cyclical                     13.7%
                          Finance                               11.2%
                          Health Services & Systems              7.5%
                          Pharmaceuticals                        6.7%
                          REIT's                                 5.7%
                          Software & Services                    5.7%
                          Services                               4.5%
                          Retail                                 4.3%
                          Other                                 24.4%


/1/The Russell 2000 Index is an unmanaged index consisting of the stocks of 2000 U.S. based companies. The Index does not include fees or expenses and is not available for direct investment.


/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

J.P. Morgan Quality Bond Portfolio          For the six months ended 06/30/01
Managed by J.P. Morgan Investment Management

Letter to Policyholders

Market Analysis

The J.P. Morgan Quality Bond Portfolio provided a total return of 3.37% (net of fees) for the first half of Year 2001. The Salomon Brothers Broad Investment Grade Bond Index/1/ returned 3.61% for the same time period.

During the first half of year 2001, the fixed income markets were buffeted by the easing in monetary policy by the Fed, more aggressive than expected tax cuts, and the retrenchment of the once red hot capital spending boom. Economic growth remained under severe pressure, with the industrial sector in general and the technology sector in particular feeling the brunt of the impact. With corporate profits under stress, being squeezed by rising labor and energy costs and the capital servicing requirements of higher debt burdens, capital spending growth fell sharply into negative territory. The effects of labor shedding clearly emerged during the second quarter.

In spite of the bleak news on the business front, the consumer sector remained relatively firm. The continued easing moves by the Fed and the prospect of $60 billion in reduced taxes in coming months seem to have had a favorable effect on consumer psychology. Consumer confidence measures even showed an upturn at the end of June, notwithstanding the prospect of further weakening in the employment picture.

In this environment the yield curve steepened significantly, with short rates declining to reflect the 275 basis points of Fed ease during the period and longer rates increasing to reflect recovering economic prospects and reduced government surplus. Three-month U.S. Treasury bills ended the first half of the year yielding 3.64%, down 226 basis points and thirty-year bond yields were up 35 basis points, ending at 5.69%.

The corporate sector outperformed during the period, even in the face of a record-breaking new issue calendar. Investment grade telecom showed the best sub-sector returns. Although residential mortgages underperformed during the first quarter, the sector showed modest outperformance relative to comparable duration Treasuries as expectations of supply declined in concert with the tapering off of the refinancing wave. Asset-backed securities, commercial mortgage securities and mortgage private placements were roughly unchanged in yield spread, generating moderate positive returns over Treasuries from their yield advantage.

Strategy Review

We entered the year with a long duration position, expecting interest rates to drift lower as the economic slowdown broadened. With tax cuts, Fed ease and a resilient consumer sector, the downside risks for the economy moderated during the second quarter. By the end of June, we began scaling back to a neutral duration position in the U.S. market.

After being underweight in the corporate sector for almost all last year, in December it became clear that corporates had declined to the point of offering strong relative value and that the Fed was about to embark on a process of multi-step easing of monetary policy. These are the conditions that typically point to strong future outperformance. We began to add to our corporate holdings in December, continued through the first quarter and had moved to an overweight position by quarter-end.

During the second quarter of year 2001, we maintained a significant overweight in the corporate sector, favoring the more liquid auto, finance, and telecom names. Given the strong outperformance of the sector, toward the end of the quarter we took profits in some of our positions, moving to a less aggressive overweight. We remained overweight in commercial mortgage-backed securities, asset-backed, and private placement mortgages, given their strong relative value and yield advantage. Our offsetting underweights were in U.S. Treasuries and Agencies. We moved to a roughly neutral position in residential mortgages.

Outlook

With the impact of the inventory adjustment fading, most of the capital spending retrenchment behind us, an accommodative Fed, and tax cuts in consumers' pockets, the most likely path for the economy is for recovery as we move through the second half of year 2001. In this environment, event risk for corporate and emerging economy credits will decline and we expect credit spreads will likely continue to compress, though not likely at the same pace as earlier in the year. As markets begin to anticipate a "renormalization" of Fed policy, interest rates will drift higher and the yield curve will tend to flatten. In portfolios we will remain overweight in the credit sectors and will look for opportunities to move tactically to a short duration posture.

Jay A. Gladieux
James J. Dougherty
Portfolio Managers
J.P. Morgan Investment Management Inc.

                                                       Average Annual Return/2/
Inception 5/1/96                                    (for the period ended 6/30/01)
                                                    ------------------------------

                                               1 Year    3 Year      5 Year     Since inception
                                               ------    ------      ------     ---------------

J.P. Morgan Quality
Bond Portfolio-- Class A                       11.12%     5.67%       7.00%        6.96%
                     Class B                     --        --          --          0.41%
                     -------                     --        --          --          -----

Salomon Brothers BIG Index/1/                  11.26%     6.24%       7.48%        7.49%
                                               ------     -----       -----        -----

                                        2

J.P. Morgan Quality Bond Portfolio            For the six months ended 06/30/01
Managed by J.P. Morgan Investment Management

Letter to Policyholders (continued)

Top 10 Portfolio Holdings by Market Value As of 06/30/01


% of portfolio
First USA Credit Card Master Trust                                    3.3
                                                                      ---

FHLMC (6.50%, 5/01/31)                                                3.2
                                                                      ---

Merrill Lynch Mortgage Investors, Inc.                                2.6
                                                                      ---

French Treasury Note (Global)                                         2.6
                                                                      ---

Credit Suisse First Boston Mortgage Securities Corp.                  2.6
                                                                      ---

Bundesobligation (Global)                                             2.6
                                                                      ---

Nationslink Funding Corp.                                             2.2
                                                                      ---

U.S. Treasury Note (5.00%, 2/15/11)                                   2.1
                                                                      ---

Associates Automobile Receivables Trust                               2.1
                                                                      ---

AmeriCredit Auto Receivable Trust 1999-B A4                           2.1
                                                                      ---

Portfolio Composition (% of portfolio market value) As of 06/30/01

                                     [GRAPH]

                        Corporates                                 22.1%
                        Asset Backed Securities                    16.6%
                        Mortgages - Non call                       12.9%
                        Treasury                                   10.0%
                        International                               5.4%
                        Agency                                      3.5%
                        High Yield                                  1.9%
                        Emerging Markets Debt                       0.6%
                        Mortgages - Prepay Sensitive               27.0%


/1/The Salomon Brothers Broad Investment Grade Bond Index (BIG) is a market-capitalized weighted index that includes fixed-rate Treasury, government sponsored, corporate (Baa3/BBB or better) and mortgage securities. The Index is not available for direct investment and does not reflect any expenses.


/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

J.P. Morgan Select Equity Portfolio           For the six months ended 06/30/01
Managed by J.P. Morgan Investment Management

Letter to Policyholders

Performance Overview

The J.P. Morgan Select Equity Portfolio returned -1.88% for the six months ended June 30, 2001 while the S&P 500 Index/1/ returned -6.70% for the same period. Our investment approach, which selects stocks which are the most undervalued relative to their longer term earnings and cash flow prospects, proved effective in a market that was increasingly driven by fundamentals.

Market Analysis

The equity markets continued their downward trend in the first six months of the year with many of the same themes experienced in late 2000. The S&P 500 lost 6.7%, while the technology heavy NASDAQ/2/ composite lost 12.4%. These numbers hid the fact that more dramatic first quarter losses (S&P 500 -11.9%, NASDAQ - 25.4%) were partially recaptured in the second quarter (S&P 500 5.9%, NASDAQ 17.5%). Value stocks outperformed growth stocks by over 10%, and small stocks outperformed large stocks by a similar margin.

Corporate profits posed the greatest concern to investors with a rash of earnings disappointments and downward pre-announcements. Company management cut capital spending and laid off workers in an attempt to boost profits. The network technology sector, containing stocks such as Corning, JDS Uniphase, Nortel Networks, and Lucent Technologies, continued its slide, losing over 50% of its value. On a positive note, the services sector (media and entertainment) was a standout performer returning over 20%, led by its largest company, AOL Time Warner, and radio station operator Clear Channel Communications.

In response to a weak economy, the Federal Reserve has lowered rates six times in as many months, reducing fed funds by 275 basis points. Both the Fed and the markets remain watchful of any erosion in consumer confidence or spending that could lead the market further downward, and Federal Reserve Chairman Greenspan has indicated his willingness to lower rates again if necessary. If we look to the equity markets as an indicator of things to come in the overall economy then the positive second quarter signals a turn might be around the corner, though visibility is still quite poor.

Performance Analysis

Within the portfolio, stock selection in the services sectors was particularly beneficial. AOL Time Warner was a notable contributor to the portfolio as the stock ran up approximately 50% in early January on the news that the FCC had approved the merger between the titans. Philip Morris (+18%) also performed well as investors flocked to the safe haven's consistent earnings and high yield amid market uncertainty and also responded positively to continued favorable court rulings. On the other hand, stock picks in Telecommunications performed poorly. Level 3 Communications was the worst performer in the portfolio, losing 83% of its value as the company's projected breakeven, on a cash basis, was moved back from 2003 to 2004 and poor earnings visibility continued. On a more positive note, Level 3 secured $60 million in new broadband contracts in the second quarter and continues to cut expenses via workforce layoffs.

Outlook

We remain confident in our investment process and the risk return profile of the portfolio. While the outlook for company earnings is still murky, and calling a market bottom is far from an exact science, there is reason to be optimistic. Much of the poor earnings story is already reflected in lower stock prices. The Fed has re-affirmed its commitment to economic growth. It would be unlikely that we would move into a recession unless consumers stop spending. This leads us to a neutral to optimistic view on equity markets but with continued volatility. The market's return to a focus on company valuation bodes well for the portfolio's investment approach with its goal of outperforming the S&P 500 in all market environments.

Thomas M. Luddy
James Russo
Portfolio Managers
J.P. Morgan Investment Management Inc.

                                                         Average Annual Return/3/
Inception 5/1/96                                     (for the period ended 6/30/01)
                                                     ------------------------------

                                               1 Year    3 Year      5 Year    Since inception
                                               ------    ------      ------    ---------------

J.P. Morgan
Select Equity Portfolio--Class A               (7.05)%    3.04%      12.38%       11.64%
                               Class B           --        --          --         11.47%
                               -------           --        --          --         ------

S&P 500 Index/1/                              (14.83)%    3.89%      14.48%       14.62%
                                              --------    -----      ------       ------

Top 10 Portfolio Holdings by Market Value As of 06/30/01


% of portfolio
General Electric Co.                                                 4.2
                                                                     ---

Tyco International, Ltd.                                             3.7
                                                                     ---

Citigroup, Inc.                                                      3.5
                                                                     ---

Exxon Mobil Corp.                                                    3.1
                                                                     ---

Microsoft Corp.                                                      3.0
                                                                     ---

AOL Time Warner, Inc.                                                2.5
                                                                     ---

Philip Morris Co., Inc.                                              2.5
                                                                     ---

Chevron Corp.                                                        2.4
                                                                     ---

Pfizer, Inc.                                                         1.9
                                                                     ---

American International Group, Inc.                                   1.9
                                                                     ---

J.P. Morgan Select Equity Portfolio            For the six months ended 06/30/01
Managed by J.P. Morgan Investment Management

Letter to Policyholders (continued)

Top 10 Portfolio Sectors (% of portfolio market value) As of 06/30/01

                                     [GRAPH]

                             Industrial Cyclicals              11.7%
                             Pharmaceuticals                   10.7%
                             Energy                             8.5%
                             Telecommunications                 6.8%
                             Capital Markets                    6.7%
                             Finance                            6.2%
                             Consumer Staples                   6.1%
                             Services                           6.1%
                             Sortware & Services                6.1%
                             Other                             31.1%


/1/The S&P 500 Index is an unmanaged index consisting of stocks of 500 of the largest U.S.-based companies. The Index does not include fees or expenses and is not available for direct investment.


/2/The NASDAQ Composite Index is a market-value weighted index of all common stocks listed on NASDAQ.


/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

J.P. Morgan Enhanced Index Portfolio          For the six months ended 06/30/01
Managed by J.P. Morgan Investment Management

Letter to Policyholders

Market Analysis

The J.P. Morgan Enhanced Index Portfolio returned -5.16% (net of fees) for the six months ended June 30, 2001. The S&P 500 Index/1/ returned -6.70% during this time period.

The equity markets continued their downward trend in the first six months of the year with many of the same themes experienced in late 2000. The S&P 500 lost 6.7%, while the technology heavy NASDAQ Composite Index/2/ lost 12.4%. These numbers hide the fact that more dramatic first quarter losses (S&P 500 -11.9%, NASDAQ -25.4%) were partially recaptured in the second quarter (S&P 500 5.9%, NASDAQ 17.5%). Value stocks outperformed growth stocks by over 10%, and small stocks outperformed large stocks by a similar margin.

The eternally optimistic US consumer continues to spend and build homes in the face of corporate layoffs. In response to a weak economy, the Fed has lowered rates six times in as many months, reducing fed funds by 275 basis points. Both the Fed and the markets remain watchful of any erosion in consumer confidence or spending that could lead the market further downward, and Greenspan has indicated his willingness to lower rates again if necessary. If we look to the equity markets as an indicator of things to come in the overall economy then an upbeat second quarter signals a turn might be around the corner, though visibility is still quite poor.

Corporate profits posed the greatest concern to investors with a rash of earnings disappointments and downward pre-announcements. Company management cut capital spending and laid off workers in an attempt to boost profits. The network technology sector, containing stocks such as Corning, JDS Uniphase, Nortel Networks, and Lucent Technologies, continued its slide, losing over 50% of its value. On a positive note, the services sector (media and entertainment) was a standout performer returning over 20%, led by its largest company, AOL Time Warner, and radio station operator Clear Channel Communications.

Performance Analysis

While the equity markets were challenging in the first six months of 2001, the J.P. Morgan Enhanced Index Portfolio outperformed the S&P 500. The portfolio's emphasis on stock selection paid off with positive contributions to performance in 13 of 18 sectors. Stock selection among energy, capital markets, and consumer cyclical companies was particularly beneficial. Philip Morris (+17.9%), the largest overweight position in the portfolio, was the greatest contributor in the first six months, driven by diminished concerns over litigation and the IPO of its Kraft Foods division. This follows an equally impressive 2000 for the tobacco company. The decision to underweight holdings in Enron (-40.7%), and chipmaker Applied Micro Circuits (-77.1%) was a strong contributor to ___ performance. ___ However, ___ an ___ underweight ___ position in Microsoft ___ (+68.3%) ___ contributed to underperformance in the computer software sector, as the market rewarded more well established rather than cutting-edge technology companies.

Outlook

We remain confident in our investment process and the risk return profile of the portfolio. While the outlook for company earnings is still murky, and calling a market bottom is far from an exact science, there is reason to be optimistic. Much of the poor earnings story is already reflected in lower stock prices. The Fed has re-affirmed its commitment to economic growth. It would be unlikely that we would move into a recession unless consumers stop spending. This leads us to a neutral to optimistic view on equity markets but with continued volatility. The market's return to a focus on company valuation bodes well for the portfolio's investment approach with its goal of outperforming the S&P 500 in all market environments.

Nanette Buziak
Timothy Devlin
Joseph Gill
Portfolio Managers
J.P. Morgan Investment Management Inc.

                                                          Average Annual Return/3/
Inception 5/1/96                                      (for the period ended 6/30/01)
                                                      ------------------------------

                                               1 Year    3 Year      5 Year    Since inception
                                               ------    ------      ------    ---------------

J.P. Morgan
Enhanced Index
Portfolio-- Class A                         (14.27)%    3.03%        14.20%         14.23%
               Class B                          --        --           --            8.50%
               -------                          --        --           --            -----

S&P 500 Index/1/                            (14.83)%    3.89%        14.48%         14.62%
                                            --------    -----        ------         ------

                                        6


J.P. Morgan Enhanced Index Portfolio          For the six months ended 06/30/01
Managed by J.P. Morgan Investment Management

Letter to Policyholders (continued)

Top 10 Portfolio Holdings by Market Value As of 06/30/01


% of portfolio
General Electric Co.                                                  4.6
                                                                      ---

Microsoft Corp.                                                       3.5
                                                                      ---

Citigroup, Inc.                                                       3.5
                                                                      ---

Exxon Mobil Corp.                                                     3.1
                                                                      ---

Pfizer, Inc.                                                          2.6
                                                                      ---

AOL Time Warner, Inc.                                                 2.4
                                                                      ---

Philip Morris Co., Inc.                                               2.1
                                                                      ---

International Business Machines Corp.                                 2.0
                                                                      ---

Intel Corp.                                                           1.9
                                                                      ---

Wal-Mart Stores, Inc.                                                 1.7
                                                                      ---

Top 10 Portfolio Sectors (% of portfolio market value) As of 06/30/01

                                     [GRAPH]

                           Pharmaceuticals                     10.3%
                           Industrial Cyclicals                 9.4%
                           Energy                               7.6%
                           Capital Markets                      7.2%
                           Finance                              6.8%
                           Consumer Staples                     6.5%
                           Software & Services                  6.3%
                           Retail                               6.2%
                           Telecommunications                   5.5%
                           Other                               34.2%


/1/The S&P 500 Index is an unmanaged index consisting of stocks of 500 of the largest U.S.-based companies. The Index does not include fees or expenses and is not available for direct investment.


/2/The NASDAQ Composite Index is a market-value weighted index of all common stocks listed on NASDAQ.


/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

J.P. Morgan International Equity Portfolio    For the six months ended 06/30/01
Managed by J.P. Morgan Investment Management

Letter to Policyholders

Market Overview

The J.P. Morgan International Equity Portfolio returned -15.01% (net of fees) for the six months ended June 30, 2001. The MSCI EAFE Index/1/ returned -14.75% during this time period.

The first half of the year was dominated by evidence suggesting that markets were in the clutches of a global slowdown. In the early part of the period, the force of this slowdown was seen mainly in the US economy, with investors growing more concerned about a possible recession. However, by the end of the half the slowing pace of growth had spread to all corners of the globe, including Europe and Japan.

All major Central Banks responded to the slowdown by cutting interest rates, albeit some with more vigor. While the US Federal Reserve Bank has cut interest rates by a cumulative total of 275 basis points since January, the European Central Bank (ECB) cut rates by only 25 basis points during this time. The ECB has been less inclined to take an easing bias primarily because both the money supply growth rate and inflation rate in the region remain above target numbers. Elsewhere, the Bank of Japan moved to a zero-interest rate policy near the beginning of the year and remains on hold.

Against this backdrop, equity markets continued to see much volatility in the first 6 months of the year. During the period, all major markets lost value in local and US dollar terms, with the exception of Japan, which was flat in local currency terms but fell into negative territory based on the strength of the US dollar. In Japan, the revelation that the economy had contracted in the first quarter was counter balanced by the surprise April election of Junichiro Koizumi, a known reformer, as Prime Minister. On a relative basis, the Pacific Rim, including Japan remained the best performing market.

Europe was the biggest laggard over the period. The degree to which European economic growth slowed toward the end of the half surprised market participants, and coupled with a Euro falling against all major currencies, equities were led lower. The impact of dwindling economic growth was evident in a number of profit warnings from several leading European companies in sectors as diverse as Telecom and Chemicals.

On a sector basis, the TMT (Technology, Media, & Telecom) sectors performed poorly amidst downgrades to corporate profit forecasts and continued signs of weakness, as evidenced by the tightening of capital expenditure budgets in key industries. Financials also had a difficult time during the period, particularly in Japan where banks continued to be saturated with bad debt problems. On the other hand, Autos did well over the first half of the year as consumers took advantage of lower financing costs and dealer discounts.

Portfolio Performance

During the six month period, the portfolio slightly underperformed the benchmark. Towards the end of this period, we transitioned the portfolio to a process based on bottom up stock selection by sector as a reflection of the strategy's enhancements. This transition was completed and moving forward, the portfolio will fully reflect the enhanced strategy. We remain broadly sector neutral and diversified across regions.

Stock selections within the Basic Industry and Consumer Non Durable sectors were positive contributors to performance during the first half of the year, as were selections in the Banking sector. Japanese building manufacturer, Tostem, added value as the stock gained roughly 45% during the period. In addition, the second quarter saw Tostem announce its plans for a merger with local tile manufacturer, INAX, and the market reacted favorably. An overweight in Commonwealth Bank of Australia, which returned almost 14% in local terms, also proved beneficial. The stock rallied on continuing good news regarding loan growth and cost synergies from its acquisition of Colonial. Other selections where we added value for the period were found in the Capital Goods and Oil sectors.

Stock selections in Technology and Telecoms detracted somewhat from performance. Our position in Dutch carrier, KPN, hurt performance as the stock fell over 40% primarily due to market concerns of a large rights issue to relieve its debt burden. The Telecoms sector was the largest market detractor during the period, and we continue to believe that KPN is the best positioned to outperform on a sector recovery.

Outlook and Strategy

We find more opportunities in the UK than in Continental Europe. Unless the European Central Bank accelerates interest rate cuts, there is little indication that European equities will outperform in the short term given the current lackluster economic picture. The weakness pervasive throughout the second quarter is likely to be reflected in the first half results that will be reported over the next two months. On the other hand, a potential rally in cyclicals is possible on the back of a US recovery. The UK picture is more encouraging. The MPC has acted pre-emptively to cut interest rates, corporate earnings downgrades are on the decline, consumer confidence is more robust, and the market is generally more defensive than Continental Europe. However, while recent rate cuts are essentially supportive of the UK market, dependence on exports and continuing weakness in the manufacturing sector could make the outlook for corporate earnings somewhat uncertain.

The outlook for Japan will depend a great deal on political developments and Prime Minister Koizumi's ability to generate reform and implement truly meaningful restructuring policies. That said, we are selectively finding value in individual names in the region.

Nigel F. Emmett
Paul Quinsee
Portfolio Managers
J.P. Morgan Investment Management Inc.

                                                       Average Annual Return/2/
Inception 5/1/96                                    (for the period ended 6/30/01)
                                                    ------------------------------

                                               1 Year    3 Year      5 Year    Since inception
                                               ------    ------      ------    ---------------

J.P. Morgan
International Equity
Portfolio-- Class A                            (26.24)% (3.32)%       3.22%          3.45%
               Class B                           --        --         --           (0.12)%
               -------                           --        --         --           -------

MSCI EAFE Index/1/                             (23.84)% (1.34)%       2.83%          2.54%
                                               ----------------       -----          -----

J.P. Morgan International Equity Portfolio     For the six months ended 06/30/01
Managed by J.P. Morgan Investment Management

Letter to Policyholders (continued)

Top 10 Portfolio Holdings by Market Value As of 06/30/01


% of portfolio
Vodafone Group Plc                                                   3.5
                                                                     ---

GlaxoSmithKline Plc                                                  3.0
                                                                     ---

Total Fina                                                           2.9
                                                                     ---

UBS AG                                                               2.2
                                                                     ---

Barclays Bank Plc                                                    2.0
                                                                     ---

Nestle S.A.                                                          1.8
                                                                     ---

BP Amoco Plc                                                         1.8
                                                                     ---

Banco Bilbao Vizcaya S.A.                                            1.7
                                                                     ---

Societe Generale                                                     1.7
                                                                     ---

BNP Paribas                                                          1.7
                                                                     ---

Country Allocation (% of portfolio market value) As of 06/30/01

                                     [GRAPH]

                               Japan                       21.2%
                               France                      16.1%
                               Other                        8.3%
                               Switzerland                  6.7%
                               Netherlands                  6.0%
                               Germany                      5.3%
                               Australia                    4.8%
                               Spain                        3.7%
                               Italy                        3.4%
                               United Kingdom              24.6%


/1/The Morgan Stanley Capital International Europe, Australia and Far East Index is an unmanaged index and is an aggregate of 15 individual country indices that collectively represent many of the major markets of the world. The Index does not include fees or expenses and is not available for direct investment.


/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

Lord Abbett Bond Debenture Portfolio          For the six months ended 06/30/01
Managed by Lord, Abbett & Co.

Letter to Policyholders

Portfolio Commentary/1/

First Quarter 2001 Portfolio Review

The portfolio performed well for the quarter and provided competitive returns versus bond market benchmarks. This favorable performance reflected the overall rally in the high-yield bond market this quarter, which responded well to the Fed's lowering of interest rates. Specifically, the portfolio's emphasis on rigorous, bottom-up research and careful security selection boded well for performance, assisting us in weeding out riskier credits. In addition, our security selection of bonds issued by firms in the telecommunications sector also added to performance. Because we structured our telecom holdings more defensively-buying bonds only issued by firms with a solid, leadership position in their respective markets-we were able to capture value in this sector while adding favorable yield to the portfolio. This reflected our overall predisposition toward less volatile, higher cash flow businesses in general. On the negative side, our exposure to convertible bonds-bonds that are convertible to shares of common stock at a specified price-detracted from performance somewhat, as performance for this asset class was suppressed due to the earnings difficulties that came to light for many companies in the first quarter. Because convertibles are "linked" to their underlying equities, volatility in the stock market typically spills over to the convertible bond market at large. Overall, we maintained the portfolio's allocation mix, with an emphasis on select high-yield bonds of companies with sound fundamentals and relatively healthy balance sheets.

Second Quarter 2001 Portfolio Review

The portfolio posted slightly negative performance for the quarter, in line with most versus bond market benchmarks. In general, our high-yield bonds issued by mid-cap companies enjoyed solid price appreciation during the quarter and therefore, significantly contributed to the Fund's outperformance versus its peers. The bonds of many of these mid-capitalization companies, which had sound fundamentals, were undervalued and responded well to favorable macro environment.

On the negative side, some of the portfolio's high-yield bonds issued by companies in the telecommunications sector performed poorly. This sector overall suffered from continued price competition and oversaturation of the market. On a positive note, our underweighting in these bonds helped performance, but the few that we did own proved to have a negative impact on our performance for the quarter. As a result, throughout the quarter, we shifted our focus within the telecom sector to wireless or cellular phone companies and away from fiber-optic firms, for example, a decision that also aided performance.

In our convertible bond holdings, we enjoyed significant price performance in several areas, a pleasant contrast to the overall convertible market, which was down roughly 2% year-to-date/2/. Many of our convertible bonds issued by firms in business services performed very well, and we sold many of these "winners," harvesting gains for the portfolio. Likewise, many of our convertible bonds of select healthcare, energy and pharmaceutical firms fared well. While we sold some of our healthcare and pharmaceutical holdings to add gains to the portfolio, we plan to hold onto those convertibles that we believe have not yet realized the gains we expect in the near term, particularly those issued by energy concerns. Finally, we maintained our heavy weighting in financial services, where we also expect to see improved performance over the next few months.

Outlook

Moving forward, we will maintain our steadfast focus on companies with solid fundamentals and strong revenue streams, avoiding the lower tier of the high-yield market. Particularly in areas such as business services, we will keep our eyes on firms with food economies of scale and expanding customer base. We will maintain our current exposure to energy, financial services, business services, select healthcare and select pharmaceutical companies, and will keep our exposure to the small-cap segment of the telecom sector extremely low. On a macro level, we believe yield spreads will continue to tighten over the next few months, as the Fed's easing bias continues, and as access to credit becomes easier for many firms and investor demand remains strong.

Christopher J. Towle
Portfolio Manager
Lord, Abbett & Co.

                                                             Average Annual Return/3/
Inception 5/1/96                                          (for the period ended 6/30/01)

                                               1 Year    3 Year      5 Year    Since inception
                                               ------    ------      ------    ---------------

Lord Abbett
Bond Debenture
Portfolio-- Class A                             1.58%     2.34%       7.69%          7.85%
               Class B                           --        --          --          (0.28)%
               -------                           --        --          --          -------

Lehman Brothers
Aggregate Bond Index/4/                        11.24%     6.25%       7.48%          7.46%
                                               ------     -----       -----          -----

Salomon Brothers Broad
Investment Grade Bond Index/5/                 11.24%     6.25%       7.48%          7.49%
                                               ------     -----       -----          -----

Credit Suisse First Boston
High Yield Index/6/                             0.88%   (0.13)%       4.85%          4.90%
                                                -----   -------       -----          -----

Merrill Lynch
All Convertible Index/2/                      (13.18)%    8.24%      11.32%         11.07%
                                              --------    -----      ------         ------

Lord Abbett Bond Debenture Portfolio          For the six months ended 06/30/01
Managed by Lord, Abbett & Co.

Letter to Policyholders (continued)

Top 10 Portfolio Holdings by Market Value As of 06/30/01


% of portfolio
GNMA Bond (8.0%, 5/15/30)                                            5.0
                                                                     ---

Iron Mountain, Inc.                                                  1.6
                                                                     ---

TeleCorp PCS, Inc.                                                   1.2
                                                                     ---

Swiss Life Financial Ltd. Convertible (U.S.$)                        1.1
                                                                     ---

Elan Finance Corp. Ltd. (Yankee)                                     1.1
                                                                     ---

Harrah's Operating Co., Inc.                                         1.1
                                                                     ---

Lamar Media Corp.                                                    1.0
                                                                     ---

JMH Finance Ltd. (144A)                                              1.0
                                                                     ---

Mohegan Tribal Gaming Authority                                      1.0
                                                                     ---

AES Corp.                                                            1.0
                                                                     ---

Portfolio Composition (% of portfolio market value) As of 06/30/01

                                     [GRAPH]

                      Corporates                                   70.0%
                      Convertables and Equity Related              21.0%
                      US Government & Agency                        7.0%
                      Cash                                          2.0%



/1/The portfolio is actively managed and therefore, allocations are subject to change.


/2/For the period 12/31/00 through 5/31/01, as measured by the Merrill Lynch Convertible Bond Special Quality Index TR, which returned -2.68% for the specified period. The Index is unmanaged and not available for direct investment.


/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.


/4/The Lehman Brothers Aggregate Bond Index is a broad measure of the performance of the taxable bonds in the U.S. market, with maturities of at least one year.


/5/The Salmon Brothers Broad Investment-Grade Bond Index (BIG) is a market-capitalized weighted index that includes fixed-rate treasury, government sponsored, corporate (Baa3/BBB or better) and mortgage securities. The Index does not reflect any expenses .


/6/The Credit Suisse First Boston High Yield Index is representative ___ of lower rated debt, ___ including straight-preferred stocks.

A NOTE ABOUT RISK: The Portfolio has the ability to invest up to 80% of total assets in debt securities, which may include high-yield debt securities. The risks of high-yield debt securities include, but are not limited to, price volatility and the possibility of default in the timely payment of interest and principal. In addition, the Portfolio may invest up to 10% of gross assets at market value in debt securities primarily traded in foreign countries. Foreign securities markets may not be subject to the same degree of regulation as U.S. markets and may be more volatile and less liquid than major U.S. markets. Foreign investments are subject to currency exposure. These and other risks are more fully described in the prospectus. There can be no assurance that the Portfolio will meet its investment objective.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

Lord Abbett Mid-Cap Value Portfolio _______________________ For the six months ended 06/30/01 Managed by Lord, Abbett & Co.

Letter to Policyholders

Portfolio Commentary/1/
First Quarter 2001 Portfolio Review

Although the portfolio posted a slight loss for the quarter, we were able to shield the portfolio from the market fallout slightly better than the S&P MidCap 400 Barra Value Index/2/. Strength in the portfolio during the quarter was seen in many of our consumer-oriented stocks. These securities were sold heavily by investors in latter half of 2000, and offered an excellent opportunity for us to establish or increase positions. By and large, the retail sector provided good results during the quarter, generating some of the largest gains for the portfolio. Investors flirted heavily with retail names during the quarter, moving in during heavy downturns in the technology and biotech sectors.

Remarkable weakness was seen in some of the best performing sectors of last year. Specifically, healthcare and basic materials stock that performed exceptionally well in the last quarter of 2000 detracted from portfolio performance over the last three months. We believe the weakness in many of our underperforming holdings was attributable to their strong performance in the latter part of 2000, which resulted in profit taking by many investors at the onset of the first quarter. In many cases, we have used these price drops to increase positions in holdings.

Second Quarter 2001 Portfolio Review

The portfolio posted a positive return for the quarter, but underperformed the S&P MidCap 400 Barra Value Index. For the second quarter in a row, the portfolio's consumer-oriented stocks offered the greatest source of strength. Many so-called early cycle stocks, such as retailers, gaming companies and appliances manufacturers continued strength in product pricing helped the stocks recover from first quarter declines.

On the other hand, energy was the only sector in the portfolio that experienced broad weakness. Stocks in this sector sold off as the slowing economy dampened expectations for oil and gas demand growth. Nevertheless, we believe supply growth is not keeping up with longer-term demand growth trends creating a very favorable outlook for future earnings growth. If stock price weakness for this sector continues, we may use it as an opportunity to add to our exposure.

Outlook

We continue to believe that the potential long-term rewards in mid-cap value stocks are excellent. As evidence of an economic deceleration accumulates, investors are pushing down the valuation of entire sectors of the market. By the very nature of our investment discipline, this increases the number of opportunities for us to investigate and, eventually, include in our portfolio. We continue to believe that many of the stocks categorized as large-cap growth, especially technology companies, will continue to fade from favor due to what we believe are high relative valuations combined with deteriorating fundamentals. As a result, we expect that value stocks will continue to perform well as we move further into 2001.

Edward von der Linde
Portfolio Manager
Lord, Abbett & Co.

                                                           Average Annual Return/3/
Inception 8/20/97                                    (for the period ended 6/30/01)
                                                     ------------------------------

                                                         1 Year      3 Year Since inception

Lord Abbett
Mid-Cap Value Portfolio-- Class A                        33.80%      16.00%       15.85%
                                Class B                    --          --          6.24%
                                -------                    --          --          -----

S&P 400
Mid-Cap/BARRA Value Index/2/                             32.90%      11.84%       10.54%
                                                         ------      ------       ------

Russell Mid Cap Index/4/                                  0.95%       8.17%       10.70%
                                                          -----       -----       ------

Lord Abbett Mid-Cap Value Portfolio _______________________ For the six months ended 06/30/01 Managed by Lord, Abbett & Co.

Letter to Policyholders (continued)

Top 10 Portfolio Holdings by Market Value As of 06/30/01


% of portfolio
J.C. Penney Co., Inc.                                                 3.2
                                                                      ---

Big Lots, Inc.                                                        2.7
                                                                      ---

Boston Scientific Corp.                                               2.7
                                                                      ---

Caremark Rx, Inc.                                                     2.6
                                                                      ---

Georgia-Pacific Group                                                 2.6
                                                                      ---

K-Mart Corp.                                                          2.5
                                                                      ---

Mylan Laboratories, Inc.                                              2.5
                                                                      ---

Healthcare Realty Trust, Inc. (REIT)                                  2.5
                                                                      ---

Pactiv Corp.                                                          2.5
                                                                      ---

Health Net, Inc.                                                      2.5
                                                                      ---

Top 10 Portfolio Sectors (% of portfolio market value) As of 6/30/01

                                     [GRAPH]

                          Consumer Discretionary                19.0%
                          Health Care                           19.0%
                          Materials                             15.0%
                          Utilities                             14.0%
                          Financials                            11.0%
                          Consumer Staples                       7.0%
                          Energy                                 6.0%
                          Industrials                            4.0%
                          Information Technology                 4.0%
                          Other                                  1.0%



/1/The portfolio is actively managed and therefore, allocations are subject to change.


/2/The S&P Mid-Cap 400 Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The S&P/BARRA Growth and Value Indices are constructed by dividing the stocks in an index according to a singe attribute: book-to-price ratio. This splits the index into two mutually exclusive groups designed to track two of the predominant investment styles in the U.S. equity market. The value index contains firms with higher book-to-price ratios; conversely, the growth index has firms with lower book-to-price ratios. Indices cited are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.


/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.


/4/The Russell Mid Cap Index measures the performance of the 800 smallest securities in the Russell 1000 Index, which represent approximately 35% of the total market capitalization. The Index does not reflect any expenses.

A NOTE ABOUT RISK: The Portfolio may invest up to 10% of gross assets at market value in debt securities primarily traded in foreign countries. Foreign securities markets may not be subject to the same degree of regulation as U.S. markets and may be more volatile and less liquid than major U.S. markets. Foreign investments are subject to currency exposure. These and other risks are more fully described in the prospectus. There can be no assurance that the Portfolio will meet its investment objective.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Except where noted, comparative portfolio performance does not account for the deduction of sales charges and would be different if sales charges were included.

Lord Abbett Developing Growth Portfolio      For the six months ended 06/30/01
Managed by Lord, Abbett & Co.

Letter to Policyholders

Portfolio Commentary/1/
First Quarter 2001 Portfolio Review

Performance was negative during the first quarter of 2001 and slightly lagged the Russell 2000 Growth Index/2/. Although many market sectors across the Index experienced poor performance during the quarter, the stocks of technology companies saw the most significant declines. Because of our concerns over technology valuations, the portfolio was underweight in the technology sector relative to the Index, which somewhat helped performance. Overall, the portfolio holdings that declined the most in value did so primarily due to lower reported earnings.

The stronger performing companies during the quarter were those thought to be relatively impervious to an economic downturn. For example, one area perceived to be recession resistant is education and training. Examples of such holdings in the portfolio include small companies involved in temporary staffing and accounts receivable management. These are some of the types of opportunities that may be more successful in a difficult economic environment. Additionally, the healthcare sector was one of the more "defensive" areas that provided some healthy gains in select company stocks. The retail sector once again provided mixed results during the quarter, generating some of the largest gains and deepest losses.

Second Quarter 2001 Portfolio Review

While the Portfolio posted a respectable return for the quarter, we slightly lagged the Russell 2000 Growth Index. Our underperformance could be attributed, in part, to the impressive gains seen by the Index's smallest issues, many of which fall beneath the range of our investment guidelines. For the first time in almost six quarters, most market sectors across the Index experienced positive performance, including the beleaguered technology and telecom areas. However, due to our ongoing short-term concerns over valuations and future earnings in these two sectors, the portfolio was slightly underweight relative to the Index. But due to good stock selection, we performed somewhat better than the Index in these areas for the quarter. On the whole, our holdings in companies involved in healthcare proved to be the portfolio's most prolific area. Although we were underweight in the sector versus the Index, our strong stock selection, particularly in healthcare services companies, generated healthy gains that aided performance. As one of the more defensive, non-cyclical areas of the portfolio, our healthcare holdings have proved to be reliable standbys during this period of economic uncertainty.

Performance for many of our holdings in the consumer discretionary sector, while strong in the first quarter, held back the portfolio somewhat this time around. The retail sector once again provided mixed results during the quarter, generating some of the largest gains and deepest losses. Rising cost, slowing consumer demand and seasonal weakness stifled some of our key retail apparel holdings. However, some of the portfolio's consumer electronics holdings managed to perform well.

Although the portfolio benefited from its technology holding in the second quarter, it wasn't altogether immune to difficulties in the sector. Companies involved in computer hardware (e.g. semiconductors and capital equipment) declined the most in value primarily due to lower reported earnings and a sharp slowdown in business conditions.

Outlook

Going forward, we anticipate building incremental positions in select companies in the energy, home building and education services sectors. We believe there is a sustained demand for energy and the infrastructure of the energy industry, and we will look for unique opportunities within those industries. Our research indicates that the home building industry continues to be in a period of secular growth due to an overall shortage in housing across the country. However, we believe the excessive housing prices in the coastal areas are unsustainable and that the markets in the center of the U.S. offer better value. Additionally, with the affordability of mortgages and the prospect of further Fed rate cuts, we believe this to be a promising area from an interest rate standpoint. Education spending has become a hot topic for President Bush. We believe his accommodative platform portends a period of strong growth and ample demand for education services companies.

Bracing for the summer slowdown, we will look to reduce our exposure to stocks of consumer discretionary companies that may see waning seasonal or cyclical demand. We have also begun to take profits in selected healthcare services and consumer electronics companies whose valuations now appear to fully discount their prospects for growth. While we remain cautious on technology and capital equipment related to technology, we plan to maintain our selective exposure to these areas. We believe that, in the near term, downward earnings revisions and negative sentiment will continue to weigh on the markets. However, as inventories are reduced and liquidity improves, opportunities for small-cap growth companies that have relatively attractive valuations and solid business models should become apparent.

Stephen J. McGruder
Portfolio Manager
Lord, Abbett & Co.

                                                             Average Annual Return/3/
Inception 8/20/97                                        (for the period ended 6/30/01)
                                                         ------------------------------

                                                         1 Year      3 Year    Since inception

Lord Abbett
Developing Growth Portfolio-- Class A                    (11.66)%       0.57%        3.95%
                                     Class B                --            --        20.77%
                                     -------                --            --        ------

Russell 2000 Index/2/                                      0.58%        5.29%        6.44%
                                                           -----        -----        -----

Lord Abbett Developing Growth Portfolio       For the six months ended 06/30/01
Managed by Lord, Abbett & Co.

Letter to Policyholders (continued)

Top 10 Portfolio Holdings by Market Value As of 06/30/01


% of portfolio
Timberland Co. (The)                                                     2.4
                                                                         ---

Corporate Executive Board Co.                                            2.2
                                                                         ---

Iron Mountain, Inc.                                                      2.1
                                                                         ---

Plantronics, Inc.                                                        1.8
                                                                         ---

Stillwater Mining Co.                                                    1.8
                                                                         ---

Coherent, Inc.                                                           1.5
                                                                         ---

Advanced Digital Information Corp.                                       1.5
                                                                         ---

Quiksilver, Inc.                                                         1.4
                                                                         ---

SICOR, Inc.                                                              1.4
                                                                         ---

Metris Companies, Inc.                                                   1.4
                                                                         ---

Top 10 Portfolio Sectors (% of portfolio market value) As of 06/30/01

                                     [GRAPH]

                          Consumer Discretionary                27.0%
                          Health Care                           21.0%
                          Technology                            11.0%
                          Producer Durables                     10.0%
                          Other                                  9.0%
                          Other Energy                           8.0%
                          Financial Services                     6.0%
                          Materials and Processing               5.0%
                          Auto and Transportation                2.0%
                          Consumer Staples                       1.0%



/1/The portfolio is actively managed and subject to change. Sectors may include many industries.


/2/The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market ___ capitalization ___ was approximately ___ $580 million; ___ the median market capitalization was approximately $466 million. The largest company in the Index had an approximate market capitalization of $1.5 billion. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged, does not reflect the deduction of fees or expenses and is not available for direct investment.


/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

A NOTE ABOUT RISK: The Portfolio invests primarily in small-cap growth company stocks, which tend to be more volatile and can be less liquid that other types of stocks. Also, small-cap companies may have more limited product lines, markets or financial resources, and typically experience a higher risk of failure than large-cap companies. These factors can affect portfolio performance.

The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Except where noted, comparative portfolio performance does not account for the deduction of sales charges and would be different if sales charges were included.

Lord Abbett Growth Opportunities Portfolio    For the six months ended 06/30/01
Managed by Lord, Abbett & Co.

Letter to Policyholders

Portfolio Commentary/1/
First Quarter 2001 Portfolio Review

For the period ended March 31, 2001, the portfolio posted a negative return, which was slightly less than that of its primary benchmark, the Russell Mid Cap Growth Index/2/. While the Russell Mid Cap Growth Index was very heavily technology-weighted, the portfolio was underweight in technology for the past year and a half, which served us well on a relative basis. Although technology stocks initially reacted well to the Federal Reserve Board's interest rate cuts in January, the sector exceeded its prior lows despite an additional interest rate cut in March. Another factor that helped the portfolio on a relative basis was its emphasis on energy-related companies. Although natural gas and oil prices came down from their highs of a few months ago, they were still well above long-term, historical price support levels. The biggest beneficiaries of this environment were exploration and production companies, as well as energy service concerns. However, on an absolute return basis, our overweight in healthcare was a negative during the first quarter, as investor's took profits after a very strong year in 2000.

Second Quarter 2001 Portfolio Review

During the quarter the portfolio generated a positive return that slightly lagged the Russell Mid Cap Growth Index. We made very few changes to the portfolio during the quarter, choosing instead to continue focusing on stocks of companies in more defensive sectors. One area that we continued to emphasize was health care company stocks, where we saw some of our most significant gains. Our overweight position and good stock selection notably helped our outperformance over the Index. In particular, the portfolio benefited greatly from our decision to specifically invest in stocks of generic drug companies. We initiated this trend in early 1999, and the increasingly favorable state and federal legislative climate, along with the large number of drugs coming off patent into the generic market has created an extremely positive investment environment. We also remained modestly overweight in financial services companies that have directly benefited from the Fed's string of rate cuts. On a fundamental basis, many of these companies have performed well. Borrowing costs have been falling at a faster pace than the rates at which they lend money. As a result, these companies' net interest margins have widened, leading to faster earnings per share growth.

Performance for many of our holdings in the consumer discretionary sector held back the portfolio somewhat. Rising costs, intense competition and cyclical weakness stifled some of our key holdings in this sector. While many companies have take steps to fix inventory surpluses and adjust for slower rates of growth, the general economic weakness and negative effect on consumer spending has taken its toll lately. Due to ongoing concerns about high valuation levels and general uneasiness regarding overcapacity and earnings potential, we remained significantly underweight in the stock of technology companies during the quarter a position we've maintained for approximately 18 months. Although our slight exposure hurt portfolio performance, our underweighting versus the Index paid off, as the technology sector continued to bear the brunt of the market's correction.

Outlook

We remain cautiously optimistic about the economy in general for the remainder of 2001. We are more optimistic about 2002, particularly the second half of next year. We are encouraged by the Fed's aggressive actions and accommodative stance, but continue to be concerned with high valuations in many areas of the market. We believe that favorable company news has, in many cases, already been discounted in a lot of stock prices. Therefore, in-depth company research and bottom-up stock picking will continue to be a paramount importance. However, we believe we will continue to see enthusiasm for the midcap segment over the long term, where investors can find faster growing companies at lower levels of risk.

Kevin P. Ferguson
Steven J. McGruder
Fredric D. Ohr.
Portfolio Managers
Lord, Abbett & Co.

                                                                Average Annual Return/3/
Inception 2/12/01                                            (for the period ended 6/30/01)
                                                             ------------------------------

                                                                  Since inception

Lord Abbett
Growth Opportunities Portfolio-- Class A                                   0.73%
                                         Class B                          (3.60)%
                                         -------                          -------

Russell Mid Cap Growth Index/2/                                          (17.67)%
                                                                         --------

Russell Mid Cap Index/4/                                                  (5.71)%
                                                                          -------

S&P 400 Mid Cap Index/5/                                                  (1.23)%
                                                                          -------

Lord Abbett Growth Opportunities Portfolio    For the six months ended 06/30/01
Managed by Lord, Abbett & Co.

Letter to Policyholders (continued)

Top 10 Portfolio Holdings by Market Value As of 06/30/01


% of portfolio
Caremark Rx, Inc.                                                     2.7
                                                                      ---

Barnes & Noble, Inc.                                                  2.3
                                                                      ---

Laboratory Corporation of America Holdings                            2.2
                                                                      ---

SICOR, Inc.                                                           2.1
                                                                      ---

Genzyme Corp.                                                         2.1
                                                                      ---

IVAX Corp.                                                            1.9
                                                                      ---

Charter Communications, Inc. - Class A                                1.8
                                                                      ---

Concord EFS, Inc.                                                     1.8
                                                                      ---

XL Capital, Ltd.                                                      1.7
                                                                      ---

Dynegy, Inc. - Class A                                                1.7
                                                                      ---

Top 10 Portfolio Sectors (% of portfolio market value) As of 06/30/01

                                     [GRAPH]

                             Health Care                       24.0%
                             Technology                        19.0%
                             Consumer Discretionary            16.0%
                             Financial Services                10.0%
                             Other Energy                       9.0%
                             Other                              9.0%
                             Utilties                           8.0%
                             Materials & Processing             3.0%
                             Auto and Transportation            1.0%
                             Consumer Staples                   1.0%


/1/The portfolio is actively managed and subject to change. Sectors may include many industries.


/2/The Russell Mid Cap Growth Index measures the performance of those Russell Mid Cap companies with higher price-to-book ratios and height forecasted growth values. The stocks are also included in the Russell 1000 Growth Index. The Russell Growth Index measures the performance of those Russell 1000 companies with higher forecasted growth values. The indices cited are unmanaged and not available for direct investment.


/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.


/4/The Russell Mid Cap Index measures the performance of the 800 smallest securities in the Russell 1000 index, which represent approximately 35% of the total market capitalization. The Index does not reflect any expenses.


/5/The S&P 400 Mid Cap Index consists of 400 domestic stocks of midsize companies in the U.S. market. The Index does not include fees and expenses and is not available for direct deposit.

A NOTE ABOUT RISK: The Portfolio invests primarily in small-cap growth company stocks, which tend to be more volatile and can be less liquid that other types of stocks. Also, small-cap companies may have more limited product lines, markets or financial resources, and typically experience a higher risk of failure than large-cap companies. These factors can affect portfolio performance.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Except where noted, comparative portfolio performance does not account for the deduction of sales charges and would be different if sales charges were included.

Lord Abbett Growth & Income Portfolio         For the six months ended 06/30/01
Managed by Lord, Abbett & Co.

Letter to Policyholders

Portfolio Commentary/1/
First Quarter 2001 Portfolio Review

Many of the investment strategies that helped the portfolio post strong performance in 2000 came under pressure in the turbulent first quarter. As a result the Portfolio posted a negative return for the quarter, underperforming its benchmark, the S&P Barra Value Index/2/, which also posted a negative return. The portfolio's underweight position in consumer cyclical stocks, such as retail stocks, was a key factor in the portfolio's underperformance this period, as the sector was one of the market's better performers. In addition, select stocks in both the financial services sector and in the technology sector came under pressure and detracted from performance. Our overweight position in electrical utilities also held back the portfolio, as the sector performed poorly for the quarter.

Second Quarter 2001 Portfolio Review

The portfolio performed well for the quarter, outperforming the S&P 500/BARRA Value Index. Generally, the portfolio's diversified mix, based on good value opportunities in the market across all sectors, was a significant basis for the portfolio's performance this quarter. Specifically, the biggest contributors to performance this period were our stocks of companies in basic industries (companies whose earnings tend to be more sensitive to movements in the overall economy), pollution control, and select consumer cyclical companies. In addition, selected stocks in our financial services holdings substantially contributed to our favorable performance. Regarding our exposure to technology, we have been underweight in these stocks for some time relative to the Index. Still, our few holdings in this sector positively added to performance this period.

In terms of portfolio activity, we modestly reduced our position in energy-related stocks, as we believe significant increases in the price of oil in the months ahead are unlikely. We added to our holdings as in the stocks of transportation companies (both airlines and railroads), consumer cyclicals (retail and entertainment) and financial services companies, particularly banks. Underlying all of these additions to the portfolio were attractive valuations and improving longer-term fundamentals.

Outlook

We believe S&P 500 profits are likely to decline 8 to 10% in 2001 due to the slowdown in consumer spending and the severe decline in capital expenditures. Although economic growth is currently sluggish, with GDP expected to grow a mere 1% in the second quarter, the United States economy should avoid recession due to the Fed's substantial reduction of short-term interest rates during the first half of the year. This rapid decline of interest rates combined with the recently approved tax cut by Congress should stimulate consumer spending and improve economic activity later this year or early in 2002.

During the first half of the year, we positioned the portfolio to take advantage of this expected re-acceleration in the economy. This strategy is in line with our historical approach of buying quality companies at value prices, and we believe, will continue to serve our clients well. On a broad basis, we believe value stocks will continue to offer the best potential for good returns, relative to other sectors of the market.

W. Thomas Hudson Jr.
Portfolio Manager
Lord, Abbett & Co.

                                          Average Annual Return/3/
Inception 12/11/89                     (for the period ended 6/30/01)


                           1 Year   3 Year    5 Year    10 Year  Since inception
                          --------  -------  ---------  --------- -------------
Lord Abbett
Growth and Income
Portfolio-- Class A        12.35%     9.56%    14.99%    15.77%       14.90%
               Class B        --       --        --        --          8.93%
               -------        --       --        --        --          -----

S&P 500 Index/2/          (14.83)%    3.89%    14.48%    15.09%       14.00%
                          --------    -----    ------    ------       ------

Lord Abbett Growth & Income Portfolio        For the six months ended 06/30/01
Managed by Lord, Abbett & Co.

Letter to Policyholders (continued)

Top 10 Portfolio Holdings by Market Value As of 06/30/01


% of portfolio
Exxon Mobil Corp.                                                  2.4
                                                                   ---

Minnesota Mining & Manufacturing Co. (3M)                          2.2
                                                                   ---

Wells Fargo Co.                                                    2.0
                                                                   ---

Mellon Financial Corp.                                             2.0
                                                                   ---

Waste Management, Inc.                                             2.0
                                                                   ---

American Home Products Corp.                                       2.0
                                                                   ---

Schering-Plough Corp.                                              1.9
                                                                   ---

Dominion Resources, Inc.                                           1.9
                                                                   ---

Verizon Communications, Inc.                                       1.9
                                                                   ---

Citigroup, Inc.                                                    1.9
                                                                   ---

Top 10 Portfolio Sectors (% of portfolio market value) As of 06/30/01

                                     [GRAPH]

                             Financials                        20.0%
                             Industrials                       18.0%
                             Consumer Discretionary            15.0%
                             Health Care                        8.0%
                             Energy                             7.0%
                             IT                                 7.0%
                             Materials                          7.0%
                             Utilities                          7.0%
                             Other                              6.0%
                             Consumer Staples                   5.0%


/1/The portfolio is actively managed and subject to change.


/2/The S&P 500 Index is a market capitalization weighted index consisting of 500 widely held common stocks chosen for market size, liquidity and industry group representation. The S&P/BARRA Growth and Value Indices are constructed by dividing the stocks in an index according to a single attribute: book-to-price ratios; conversely, the growth index has firms with lower book-to-price ratios. The indices cited are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.


/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

A NOTE ABOUT RISK: The Portfolio may invest up to 10% of gross assets at market value in debt securities primarily traded in foreign countries. Foreign securities markets may not be subject to the same degree of regulation as U.S. markets and may be more volatile and less liquid than major U.S. markets. Foreign investments are subject to currency exposure. These and other risks are more fully described in the prospectus. There can be no assurance that the Portfolio will meet its investment objective.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Except where noted, comparative portfolio performance does not account for the deduction of sales charges and would be different if sales charges were included.

Firstar Balanced Portfolio                    For the six months ended 06/30/01
Managed by U.S. Bancorp Piper Jaffray Asset Management, Inc.

Letter to Policyholders

Equity Markets

Stock prices were volatile in the first half of the year with the S&P 500 Index/1/ posting a -12.1% decline in the first quarter followed by a 5.9% gain in the second quarter. The second quarter advance was the first positive performance for the index in five quarters and lowered the six-month loss to - 6.7%. The S&P 600 SmallCap Index's/2/ quarterly advance of 13.7% and the S&P 400 MidCap Index's/3/ jump of 13.2% continued the dominance of small and medium-sized companies over large stocks. These indexes have now advanced 6.2% and 1.0% respectively during the first six months of 2001.

The stock market continued to suffer under the weight of corporate profit performance and weak economic growth and its impact. Earnings expectations for the S&P 500 Index in 2001 are now down 12% since December, which has created a difficult environment for stocks. Valuations now favor high-quality companies as their earnings have continued to advance while share prices have languished. Our Portfolio is traditionally filled with high-quality stocks, which should be a positive as investors rotate back into these securities.

We believe that the market has bottomed and will begin to improve in the third and fourth quarters. The combination of investor uncertainty, persistent Fed easing of credit conditions, a slowing in the rate of earnings deterioration, and more favorable equity valuations creates an environment for better price performance. Such an environment would benefit the Portfolio, which holds 60% of its assets in the equity market.

Fixed Income

Two investment themes dominate the bond market thus far in 2001. First, high-yield and corporate bonds continue to perform well relative to other fixed-income sectors, while quality spreads narrow. Second, and most widely reported, is the dramatic reshaping of the Treasury yield curve, featuring an aggressive 250 basis point easing by the Federal Reserve. Relative performance thus far has hinged on positioning the bond component, representing 35% of the Portfolio's net assets, for a steepening yield curve and with an over-weighting in credit-sensitive sectors.

Looking forward in its enhanced role as a leading economic indicator, the bond market is anticipating slow but sustainable growth, with both fiscal and monetary stimulus underway. Conditions will remain precarious for individual corporate credits, requiring continued careful focus on diversification and security selection. Yield spreads still rank in the top quartile historically and offer attractive value, despite high levels of corporate indebtedness and record new issue volume. With the dramatic steepening of the yield curve now behind us, a laddered portfolio structure is optimal to capture roll-down opportunities over time.

Robert Bernstein
Portfolio Manager
U.S. Bancorp Piper Jaffray Asset Management, Inc.

                                               Average Annual Return/4/
Inception 7/1/97                          (for the period ended 6/30/01)
                                          ------------------------------

                                       1 Year      3 Year    Since inception

Firstar
Balanced Portfolio-- Class A            0.13%       4.39%           6.54%
                                        -----       -----           -----

S&P 500 Index/1/                     (14.83)%       3.89%           9.92%
                                     --------       -----           -----

Salomon Brothers Broad
Investment Grade Bond Index/5/         11.24%      6.25%           7.32%
                                       ------      -----           -----

Firstar Balanced Portfolio                  For the six months ended 06/30/01
Managed by U.S. Bancorp Piper Jaffray Asset Management, Inc.

Letter to Policyholders (continued)

Top 10 Portfolio Holdings by Market Value
As of 06/30/01
%                                                          of portfolio
                                                           ------------

Federal National Mortgage Association                           4.2
                                                                ---

U.S. Treasury Note (6.625%, 5/15/07)                            3.9
                                                                ---

U.S. Treasury Note (7.25%, 5/15/04)                             3.8
                                                                ---

U.S. Treasury Note (6.00%, 8/15/09)                             2.5
                                                                ---

Norwest Financial                                               2.5
                                                                ---

Ford Motor Credit Co.                                           2.4
                                                                ---

Du Pont (E.I.) de Nemours and Co.                               2.0
                                                                ---

Citigroup, Inc.                                                 2.0
                                                                ---

U.S. Treasury Note (6.125%, 8/15/07)                            1.9
                                                                ---

U.S. Treasury Note (5.625%, 5/15/08)                            1.9
                                                                ---

Top 10 Portfolio Sectors (% of portfolio market value) As of 06/30/01

                                     [GRAPH]

                   Communication Services                       6.9%
                   Basic Materials                              1.3%
                   Financial                                   21.6%
                   Utility                                      6.9%
                   Energy                                       8.2%
                   Consumer Staples                             9.1%
                   Technology                                  14.5%
                   Capital Goods                                9.6%
                   Health Care                                 11.2%
                   Consumer Cyclical                           10.7%


/1/ The S&P 500 Index is an unmanaged index consisting of stocks of 500 of the largest U.S.-based companies. The Index does not include fees or expenses and is not available for direct investment.


/2/ The S&P 600 SmallCap Index is a capitalization-weighted index that measures the performance of selected U.S. stocks with a small market capitalization.


/3/ The S&P 400 MidCap Index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market.


/4/ "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.


/5/ The Salmon Brothers Broad Investment-Grade Bond Index (BIG) is a market-capitalized weighted index that includes fixed-rate treasury, government sponsored, corporate (Baa3/BBB or better) and mortgage securities. The index does not reflect any expenses.

The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

Firstar Equity Income Portfolio                For the six months ended 06/30/01
Managed by U.S. Bancorp Piper Jaffray Asset Management, Inc.

Letter to Policyholders

Disappointing earnings, a deceleration in earnings growth, and fears of an economic recession played havoc on the financial markets during the first half of 2001. The equity markets rebounded during the second quarter, recovering a portion of the losses realized in the first three months of the year. The Russell 1000 Index/1/ fell -12.57% during the first quarter, gained +6.30% in the second quarter and is down -7.05% year-to-date. The Equity Income Portfolio, following a similar pattern, declined -3.02% during the first quarter, gained +3.07% during the second quarter and is down only -0.04% year-to-date. On an even brighter note, the Portfolio returned +18.28% for the trailing twelve months compared to a -14.96% return for the Russell 1000 Index.

Corporate earnings growth continued to decelerate in the first half of 2001. We are projecting a nearly 20% drop in S&P 500 earnings in this year's second quarter, down from the 11% decline experienced in the first quarter and the 2% drop reported for the quarter ended December 31, 2000. The Federal Reserve Board's aggressive first half response to the weakening corporate earnings environment combined with easier year-over-year earnings comparisons is expected to end the market's "earnings recession" in late 2001 or early 2002. Importantly, the stock market has often discounted a turn in corporate profitability by approximately six months.

The ten largest holdings represent 31.65% of the Portfolio with USA Education, Inc. the largest holding at 4.8% of total assets. Financial assets represent 32% of the Portfolio assets and consumer discretionary, energy, utility, and industrial stocks are all 9% or greater in terms of sector weights. We expect above-average stock price volatility and sector rotation to continue due to the uncertain economic and earnings environment. The Portfolio will continue to emphasize those sectors and issues that we feel will experience superior earnings growth relative to their equity valuations.

Joseph Belew
Portfolio Manager
U.S. Bancorp Piper Jaffray Asset Management, Inc.

                                              Average Annual Return/2/
Inception 7/1/97                         (for the period ended 6/30/01)
                                         ------------------------------

                                        1 Year     3 Year   Since inception

Firstar
Equity Income Portfolio -- Class A      18.28%      5.21%         9.68%
                                        ------      -----         -----

Russell 1000 Index/1/                 (14.96)%      4.24%        10.19%
                                      --------      -----        ------

Top 10 Portfolio Holdings by Market Value As of 6/30/01
                                                  % of portfolio

USA Education, Inc.                                              4.9
                                                                 ---

Lowes Co., Inc.                                                  3.8
                                                                 ---

Alcoa, Inc.                                                      3.1
                                                                 ---

Federal National Mortgage Association                            3.0
                                                                 ---

Mellon Financial Corp.                                           3.0
                                                                 ---

Masco Corp.                                                      2.9
                                                                 ---

Citigroup, Inc.                                                  2.9
                                                                 ---

Comerica, Inc.                                                   2.8
                                                                 ---

Conoco, Inc.                                                     2.8
                                                                 ---

Heller Financial, Inc.                                           2.8
                                                                 ---

Top 10 Portfolio Sectors (% of portfolio market value) As of 6/30/01

                                     [GRAPH]

                   Health Care                               4.2%
                   Basic Materials                           5.7%
                   Communication Services                    5.7%
                   Financial                                32.2%
                   Technology                                6.7%
                   Consumer Staples                          7.2%
                   Capital Goods                             9.2%
                   Consumer Cyclical                        10.0%
                   Utility                                   9.5%
                   Energy                                    9.6%


/1/The Russell 1000 Index consists of the largest 1000 companies in the Russell 3000 Index. The Index represents the universe of large capitalization stocks from which most active money managers typically select. The Index does not include fees or expenses and is not available for direct investment.


/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

Firstar Growth & Income Equity Portfolio       For the six months ended 06/30/01
Managed by U.S. Bancorp Piper Jaffray Asset Management, Inc.

Letter to Policyholders

The equity markets sold off sharply in the first three months of the year as the outlook for earnings continued to deteriorate. The second quarter provided some recovery with the S&P 500 returning its first positive quarterly return (+5.9%) in five quarters. Overall, the equity markets, as measured by the S&P 500 Index1, returned -6.7% the first half of the year. The S&P 500/Barra Value index2 followed a similar pattern, earning -6.5% in the first quarter and +4.4% in the second quarter for a six-month return of -2.50%. The Growth & Income Equity Portfolio followed suit with a negative first quarter return (-13.2%), a positive second quarter return (+3.0%) and a year-to-date return of -10.6%. The relative underperformance of the Growth and Income Equity Portfolio, year-to-date, reflects in part the large disparity in performance between high quality and low quality stocks. Stocks rated C & D by Standard and Poor's, for example, outperformed A+ rated stocks by over 19 percentage points in the first six months of 2001. We continue to emphasize high quality large capitalization issues in the Growth and Income Equity Portfolio.

Earnings growth decelerated throughout 2000 and eventually turned negative in last year's fourth quarter. We are projecting a nearly 20% drop in S&P 500 earnings in this year's second quarter, down from the 11% decline experienced in the first quarter and the 2% drop reported for the quarter ended December 31, 2000. The Federal Reserve Board's aggressive first half response to the weakening corporate earnings environment combined with easier year-over-year earnings comparisons is expected to end the market's "earnings recession" in late 2001 or early 2002.

Currently, the Growth and Income Equity Portfolio is overweight in the healthcare and consumer staples sectors and underweight in the financials and basic materials sectors relative to the Portfolio's custom benchmark. The custom benchmark is an equally weighted combination of the Standard and Poor's 500 Index and the Standard and Poor's 500/BARRA Value Index. The Portfolio remains broadly diversified across economic sectors. We expect above-average stock price volatility and sector rotation to continue due to the uncertain economic and earnings environment. The Portfolio will continue to emphasize those sectors and issues that we feel will experience superior earnings growth relative to their equity valuations.

Marian Zentmyer
Don Keller
Leon D. Dodge
Portfolio Managers
U.S. Bancorp Piper Jaffray Asset Management, Inc.
--------------------------------------------------
                                                   Average Annual Return/3/
Inception 7/1/97                              (for the period ended 6/30/01)
                                              ------------------------------

                                             1 Year     3 Year   Since inception
Firstar

Growth & Income Equity Portfolio -- Class A  (14.14)%    0.62%         5.09%
                                             --------    -----         -----

S&P 500 Index/1/                             (14.83)%    3.89%         9.92%
                                             --------    -----         -----

Blended Index (50% S&P 500 Index /
50% S&P/BARRA 500 Value Index)/2/            (12.70)%    4.68%        10.54%
                                             --------    -----        ------

Top 10 Portfolio Holdings by Market Value As of 06/30/01
% of portfolio
---------------
Exxon Mobil Corp.                                             3.4
                                                              ---

Citigroup, Inc.                                               3.2
                                                              ---

Verizon Communications, Inc.                                  2.5
                                                              ---

General Electric Co.                                          2.4
                                                              ---

Tyco International, Ltd.                                      2.3
                                                              ---

Microsoft Corp.                                               2.2
                                                              ---

SBC Communications, Inc.                                      2.1
                                                              ---

Safeway, Inc.                                                 1.8
                                                              ---

Duke Energy Corp.                                             1.7
                                                              ---

American International Group, Inc.                            1.7
                                                              ---

Top 10 Portfolio Sectors (% of portfolio market value) As of 06/30/01

                                     [GRAPH]

                   Basic Materials                                 2.6%
                   Utility                                         5.8%
                   Transportation                                  0.5%
                   Financial                                      21.5%
                   Communication Services                          7.4%
                   Consumer Cyclical                               7.8%
                   Capital Goods                                   7.9%
                   Technology                                     14.3%
                   Energy                                          9.7%
                   Consumer Staples                               12.6%
                   Health Care                                     9.9%


/1/ The S&P 500 Index is an unmanaged index consisting of stocks of 500 of the largest U.S.-based companies. The Index does not include fees or expenses and is not available for direct investment.


/2/ The S&P 500/BARRA Value Index is a capitalization-weighted index of all the stocks in the S&P 500 that have low price-to-book ratios.


/3/ "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

Janus Aggressive Growth Portfolio                  For the period ended 06/30/01
Managed by Janus Capital Corporation

Letter to Policyholders

Relentless volatility in equity markets took its toll on technology and non-technology stocks alike during the first six months of the year. Slowing business investment, deteriorating corporate earnings, mounting job layoffs and high energy prices triggered the extreme swings, further straining an economy that appeared headed toward a recession.

With the economic outlook growing bleaker by the day, the Federal Reserve took aggressive action in early January and surprised investors by lowering interest rates a half-point. Later, scant evidence of a turnaround persuaded central bankers to follow that inter-meeting move with five additional rate cuts. By the end of June, borrowing costs had been slashed to 3.75%, the lowest in seven years. Although stocks rallied after each reduction, they later gave back their gains on fears of ongoing weakness in company profits. All three major market indices ended the period down, with the technology-laden NASDAQ Composite Index suffering the biggest loss.

The Portfolio dropped sharply in this unfavorable environment and lagged its benchmark, the S&P 500 Index./1/ To say I am disappointed and frustrated with our poor performance would be an obvious understatement. Despite our research-intensive, hands-on stock-picking approach--an approach we believe helps us know our investments better than anyone--many companies that have posted outstanding results year in and year out fell far short of my expectations during the period.

In the face of the unsettling market volatility, we have focused our efforts on positioning the Portfolio for an eventual recovery. That means poring over earnings estimates to determine when inventories, particularly in the technology sector, will return to normal levels. It also means using our proven investing strategy to ascertain which companies can grow in this slow-growth period, whether through tightening expenses or cutting manufacturing capacity. The few businesses that measure up to our exacting standards must, first and foremost, be able to meet or beat their earnings projections. Secondly, they must be managed by top people who have successfully guided their companies through previous economic downturns. Finally, they must have franchise business models that will allow them to emerge from this slowing economy stronger than before and with fewer competitors.

Until recently, Nokia was one such company. Nevertheless, shares of the No. 1 cellular phone maker plunged after the company cut second-quarter sales growth estimates in half, from 20% to 10%, and lowered its quarterly earnings forecast. Nokia has seen handset sales slip as the economic deterioration in the U.S. has spread overseas. What's more, the slump has been made worse by consumers delaying purchases until new models that enable faster Internet access are introduced. Still, as the dominant industry player with approximately 35% of the market, Nokia has continued to take share from rivals Motorola and Ericsson. The downside is that about 70% of Nokia's sales come from mobile handsets, so it is more exposed to slowdown. Although we expect to rebound in 2002, we are monitoring the situation closely.

AES Corporation, one of the world's leading independent power producers, declined as well. News it was facing a Justice Department antitrust probe for agreeing to limit expansion of some of its California plants weighed on AES shares. Federal rate caps and allegations of electricity overcharges in the Sunshine State only added to its woes. Although AES was not among the energy providers accused by the California Public Utility Commission of withholding supplies to artificially inflate prices, the company's stock nonetheless fell on the market manipulation charges. Even so, AES owns or has an interest in 173 power plants in over 36 countries around the world. The strength of its diversified portfolio of global businesses, ___ coupled with the trend toward deregulation, make AES a compelling investment. Consequently, we added to our position at more attractive prices.

Also working against us was VERITAS Software. Despite meeting first-quarter sales forecasts and later announcing it would do the same in the second quarter, the storage management software maker gave ground amid a steady stream of sales and earnings shortfalls by high-tech stalwarts. While it has not been immune to the sizable cutback in corporate IT budgets, VERITAS accounts for revenues from manufacturers that resell its products one month in arrears. As a result, the corporation knows at the beginning of every quarter what it will earn on 30% of its business. Moreover, VERITAS' expansion into international markets and focus on broadening its product line to accommodate new platforms, such as network-attached storage, have helped it achieve its sales goals in the face of slowing capital expenditures. In the end, when the economy starts to pick up again, spending on storage management should pick up as the amount of data that must be securely stored continues to grow. For these reasons, VERITAS occupies the top spot in the Portfolio.

On the plus side, Tiffany & Co., a name synonymous with fine jewelry, sterling silver, china and crystal, was a solid performer. Even as fears of a slowdown in its business were realized, with first-quarter sales falling 3% over last year, the luxury retailer still beat earnings estimates as it implemented some impressive cost-control measures. Moreover, CEO Michael Kowalski recently predicted second-quarter sales would meet expectations as well. As we see it, Tiffany remains in a strong position, both competitively and financially, and we would be shortsighted to disregard the power of the 150-year-plus brand name that sets it apart from its more lackluster peers.

As I look at the Portfolio, it becomes clear that, unlike years past, there are no apparent industry "themes" I am developing. While I continue to pick stocks on a company-by-company basis, I am broadening my horizons to find those that pass my rigorous scrutiny across every sector or the economy. I am confident this strategy, which has proven so successful in the past, will enable us to produce the results our investors expect, whether the anticipated economic recovery occurs next quarter--or next year.

Thank you for your investment with Janus Institutional.

Claire Young
Portfolio Manager
Janus Capital Corporation

                                                 Average Annual Return/2/
Inception 2/12/01                           (for the period ended 6/30/01)
                                            ------------------------------

                                                      Since inception

Janus
Aggressive Growth Portfolio -- Class B                     (17.00)%
                                                           --------

S&P 500 Mid Cap Index/1/                                    (7.52)%/3/
                                                            ----------

Janus Aggressive Growth Portfolio                For the period ended 06/30/01
Managed by Janus Capital Corporation

Letter to Policyholders (continued)

Top 10 Portfolio Holdings by Market Value As of 06/30/01
% of portfolio
---------------
VERITAS Software Corp.                                                      4.5
                                                                            ---

Citigroup, Inc.                                                             3.2
                                                                            ---

Tiffany & Co.                                                               2.8
                                                                            ---

Walgreen Co.                                                                2.7
                                                                            ---

Comcast Corp. - Class A                                                     2.6
                                                                            ---

Maxim Integrated Products, Inc.                                             2.5
                                                                            ---

Kroger Co.                                                                  2.3
                                                                            ---

NVIDIA Corp.                                                                2.2
                                                                            ---

Nokia Corp. (ADR)                                                           2.2
                                                                            ---

AOL Time Warner, Inc.                                                       2.1
                                                                            ---

Top 10 Portfolio Sectors (% of portfolio market value) As of 6/30/01

                                     [GRAPH]

                   Not Classified                               2.9%
                   Communication Services                       2.0%
                   Utilities                                    1.9%
                   Other                                        4.4%
                   Capital Goods                                5.4%
                   Technology                                  31.1%
                   Health Care                                  7.0%
                   Consumer Cyclicals                          10.2%
                   Financials                                  10.3%
                   Consumer Staples                            24.8%


/1/The S&P 500 Index is an unmanaged index consisting of stocks of 500 of the largest U.S.-based companies. The Index does not include fees or expenses and is not available for direct investment.


/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.


/3/The S&P 500 Index returns are based on an inception date of 2/28/01.

The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

MFS Mid Cap Growth Portfolio                     For the period ended 06/30/01
Managed by Massachusetts Financial Services Company

Letter to Policyholders

For the period ended June 30, 2001, the portfolio provided a total return of -5.00%. These returns, which assume the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to a return over the same period of -17.67% for the portfolio's benchmark, the Russell Mid Cap Growth Index/1/ (the Russell Index).

Performance over the period was very much a good news/bad news story. The good news was that the portfolio strongly outperformed its benchmark, and the bad news was that performance was nonetheless negative. The market has gone through one of the worst technology corrections in history, with telecommunications being perhaps the hardest hit of all the technology areas. Although we had minimized our telecom weighting going into the downturn, several of our holdings in other areas were still affected. However, in a period marked by many well-publicized earnings disappointments, a number of our largest holdings met or exceeded earnings expectations.

For example, VeriSign, one of our largest holdings as of the end of the period, is a dominant player in both security and domain names for the Internet. We significantly increased our position over the period as the stock tumbled along with the overall market slide; we saw this as a buying opportunity because our research indicated that VeriSign's earnings potential remained strong. And in the second quarter of 2001, our decision was vindicated as Verisign beat earnings expectations and the stock rose considerably.

CSG Systems was another large holding that helped performance. CSG is an outsourcing company that generates bills for cable television, satellite broadcast, and telephone subscribers. Its customers include AT&T Broadband and Cablevision. Our research indicates that CSG already bills nearly half of all U.S. cable TV subscribers and that over the next year its customer base may expand faster than Wall Street analysts seem to expect.

We also increased existing holdings or added new holdings in several technology firms whose stocks had fallen to attractive valuations--having been unjustly punished, in our view, by a market that sometimes failed to distinguish between firms with strong long-term prospects and those that were genuinely in trouble. Holdings initiated or increased over the period included Adobe Systems and Advanced Fibre Communications.

A health care holding that performed well over the period was CYTYC. The firm developed and manufactures the ThinPrep Pap Test for cervical cancer screening. Our research indicated some time ago that CYTYC's more-effective test had the potential to become a new standard of care, replacing the existing standard. Our early belief in the company has been rewarded as the firm has overcome considerable hurdles--including convincing doctors to use the test, labs to adopt the screening technology, and insurers to pay for this more-expensive test--and the market has increasingly recognized CYTYC's value. We believe that in the third quarter of 2001, the ThinPrep test will achieve the significant milestone of over 50% market penetration.

Looking ahead, we continue to like CYTYC in part because our ongoing contact with company management indicates the firm is doing just what we'd hope a great company would do: take a near-monopoly position in its market and expand the business with new products and services. One such project in development is electronic imaging that uses artificial intelligence to assist a lab technician in reading a ThinPrep test. We think this could potentially result in both faster and more accurate test evaluation.

We also had some disappointments over the period. One area that hurt performance was stocks related to content delivery over the Internet. Although we have largely avoided companies based on Web sites because many of them have, in our opinion, poor business models, we have invested in a few firms that we feel have great business models. InterNAP Network Services and Akamai Technologies offer some of the best technology for helping Web sites deliver content faster and more effectively.

Our energy holdings in oil and natural gas exploration and production firms were another area that hurt performance. Particularly in the second quarter of 2001, the market seemed to be saying that we'd reached the end of the energy cycle, that oil and natural gas prices were headed downward, and that the drillers and production firms would not be good stocks going forward. We think that argument has one basic flaw: the commodity supply, at least in natural gas, has not increased at all. In our view, the supply/demand imbalance that began this cycle of rising prices has yet to be resolved. Especially in natural gas, we think that falling prices could actually increase demand as many industrial and utility users, who switched to oil when gas prices skyrocketed, switch back to natural gas. Our analysis points to higher demand over the next six months that may drive up stocks of exploration and production firms, and we have actually added to our energy positions on the second-quarter-2001 weakness in those stocks.

Mark Regan
David E. Sette-Ducati
Portfolio Managers
Massachusetts Financial Services Company

                                                     Average Annual Return/2/
Inception 2/12/01                               (for the period ended 6/30/01)
                                                ------------------------------

                                                         Since inception

MFS
Mid Cap Growth Portfolio -- Class A                           (2.56)%
                                   Class B                    (5.00)%
                                   -------                    -------

Russell Mid Cap Growth Index/1/                              (17.67)%
                                                             --------

MFS Mid Cap Growth Portfolio                       For the period ended 06/30/01
Managed by Massachusetts Financial Services Company

Letter to Policyholders (continued)

Top 10 Portfolio Holdings by Market Value As of 06/30/01
% of portfolio
---------------
CheckFree Corp.                                           5.1
                                                          ---

Citrix Systems, Inc.                                      4.8
                                                          ---

VeriSign, Inc.                                            4.8
                                                          ---

Noble Drilling Corp.                                      4.1
                                                          ---

Apache Corp.                                              4.1
                                                          ---

CSG Systems International, Inc.                           4.0
                                                          ---

EOG Resources, Inc.                                       4.0
                                                          ---

Devon Energy Corp.                                        3.8
                                                          ---

Cytyc Corp.                                               3.6
                                                          ---

Houston Exploration Co.                                   3.3
                                                          ---

Portfolio Sectors (% of portfolio market value) As of 06/30/01

                                     [GRAPH]

                   Capital Goods                                   2.6%
                   Utility/Communication Services                  2.1%
                   Financial                                       0.4%
                   Leisure                                         4.8%
                   Healthcare                                      9.0%
                   Technology                                     37.6%
                   Business Services                              11.3%
                   Energy                                         32.2%



/1/The Russell Mid Cap Growth Index is a market-capitalization-weighted total return index that measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. The Russell mid-cap companies are the 800 smallest companies in the Russell 1000 Index, which measures the performance of the 1,000 largest U.S. companies based on total market capitalization.


/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

MFS Research International Portfolio             For the period ended 06/30/01
Managed by Massachusetts Financial Services Company

Letter to Policyholders

For the period ended June 30, 2001, the portfolio provided a total return of -8.5%. This return, which includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges, compares to a return of -8.14% for the portfolio's benchmark, the MSCI EAFE/1/ Index for the period from February 28, 2001 through June 30, 2001.

As the results of the portfolio and its benchmark indicate, it was a difficult market environment for equity investors around the world. While the magnitude of the markets' volatility has been startling, it was not wholly unexpected. Many parts of the world were clearly in the midst of an economic slowdown, and corporate profitability has been squeezed by reduced capital expenditures, inventory write-downs, and weaker economic growth. As a result, a number of high-profile companies reported disappointing results, which added to the climate of uncertainty. This triggered a sharp reduction in stock prices, especially in the technology and telecommunications sectors.

Our largest holding, ING Groep, exemplifies our core strategy of remaining focused on finding high-quality franchises that we believe have the ability to consistently deliver double-digit earnings growth and that possess reasonable stock valuations. Consequently, because ING possesses the visionary management team and competitive products that we think can gain market share, it's the type of holding we've concentrated on finding during a period of economic uncertainty.

We think it's a bit early to tell, but aggressive interest rate cuts make it less likely that weakness will persist over the long run. As a result, while we are cautious, we also positioned the portfolio for a potential rebound in the global economy. Interest rate reductions coupled with federal tax cuts, could convince consumers and investors that the U.S. government is committed to bailing out the flailing economy. If the U.S. economy recovers sooner and more strongly than anticipated, we think confidence will be restored to overseas markets and companies will expand their capital spending, which could bode well for the market, especially the technology sector.

In the near term, there seems to be a growing sense that the worst of the global economic slowdown is over, however, we think there are still risks on the horizon. Many companies have been working through inventory problems, and while many economic indicators seem to have stabilized, world trade indicators have yet to turn up. On the other hand, we think additional market weakness will be short lived because the greater the weakness, the greater the pressure will likely be on European and Asian central banks to ease interest rates or initiate fiscal policies to stimulate economic growth.

David A. Antonelli
Portfolio Manager
Massachusetts Financial Services Company

                                                     Average Annual Return/2/
Inception 2/12/01                               (for the period ended 6/30/01)
                                                ------------------------------

                                                        Since inception

MFS
Research International Portfolio -- Class A                  (4.19)%
                                    Class B                  (8.50)%
                                    -------                  -------

MSCI EAFE Index/1/                                            (8.14)%/3/
                                                              ----------

MFS Research International Portfolio              For the period ended 06/30/01
Managed by Massachusetts Financial Services Company

Letter to Policyholders (continued)

Top 10 Portfolio Holdings by Market Value As of 06/30/01
% of portfolio
---------------
ING Groep N.V.                                                4.0
                                                              ---

Total Fina                                                    3.1
                                                              ---

Novartis AG                                                   2.8
                                                              ---

Canon, Inc.                                                   2.8
                                                              ---

Royal Dutch Petroleum Co.                                     2.7
                                                              ---

Honda Motor Co., Ltd.                                         2.4
                                                              ---

Syngenta AG                                                   2.3
                                                              ---

Vodafone Group Plc                                            2.2
                                                              ---

Fast Retailing Co., Ltd.                                      1.9
                                                              ---

Sanofi-Synthelabo S.A.                                        1.9
                                                              ---

Country Allocation (% of portfolio market value) As of 06/30/01

                                     [GRAPH]

                   United States                             4.1%
                   Spain                                     2.4%
                   Italy                                     4.7%
                   Japan                                    20.8%
                   Germany                                   6.0%
                   Switzerland                               9.5%
                   United Kingdom                           14.4%
                   France                                   11.5%
                   Netherlands                              12.8%
                   Other                                    13.8%


/1/The Morgan Stanley Capital International Europe, Australia and Far East Index is an unmanaged index and is an aggregate of 15 individual country indices that collectively represent many of the major markets of the world. The Index does not include fees or expenses and is not available for direct investments.


/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.


/3/The MSCI EAFE Index returns are based on an inception date of 2/28/01.

The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

Oppenheimer Capital Appreciation Portfolio        For the period ended 06/30/01
Managed by OppenheimerFunds, Inc.

Letter to Policyholders

Oppenheimer Capital Appreciation Portfolio provided a cumulative total return of -6.50% since its inception on February 12, 2001.

While we would, of course, always prefer to deliver positive returns to our investors, our disciplined, growth-at-a-reasonable-price investment strategy enabled us stay slightly ahead of the benchmark, the S&P 500 Index/1/, and many of our peers. We attribute the Portfolio's relative performance to two primary factors. First was our success in finding good investment opportunities among defensive stocks in companies we believed were likely to exhibit growth despite a slowing economic environment. Second was our timely move to take advantage of attractive prices in cyclical stocks that were hurt by the economic slowdown.

During the past six months, the U.S. economy's expansion continued to slow in the face of reduced levels of corporate spending, rising energy prices and declining consumer confidence. These conditions caused revenues and earnings to fall short of expectations across a wide range of traditional growth-oriented industries. For the first few months of 2001, investors turned to more defensive industries that appeared likely to continue growing despite the economic slowdown. However, during the second quarter of 2001, growth-oriented stocks rebounded from their earlier lows as investors hunted for bargains in anticipation of renewed economic growth. Defensive stocks tended to suffer in this environment.

Our investment strategy remained consistently focused on seeking individual stocks offering attractive growth potential at a reasonable price. During the first quarter of 2001, we emphasized companies with a track record of delivering moderate but steady earnings, and with strong prospects of continuing to deliver consistent earnings in a slowing economy. Our largest areas of investment included technology, consumer staples, financials and healthcare. In technology, we held positions in software and electronics companies that we believed were well positioned to continue growing despite the challenging economic environment. In consumer staples, we built a relatively large position in cable companies, such as Comcast Corp./4/Such companies exhibit both defensive and growth characteristics because cable subscription rates tend to remain relatively strong during weak economic times, while demand is growing for a new generation of digital communications products. Among financials and healthcare, we invested primarily in relatively safe, defensive entities, including government agencies, such as Freddie Mac, and major pharmaceutical companies, such as Pfizer Inc.

In April, we began to shift some of the Portfolio's assets into "cyclical" stocks that had been badly hurt by the slowing economic environment.

Cyclicals are companies that tend to perform especially well in strong economic environments, and relatively poorly in weak environments. Although we had not yet seen evidence of a return to stronger economic growth, experience has shown us that these types of stocks generally experience their strongest upward moves before an economic recovery is clearly established. We invested in a broad range of companies that we believed had excellent prospects for long-term growth and represented attractive values at the prevailing prices. In particular, we focused on companies in the technology, retail, and media and entertainment sectors, most of which performed well during the second quarter of 2001. For example, stock in media conglomerate AOL-Time Warner, Inc. rose more than 50% between early April and late May 2001. By contrast, the performance of our remaining defensive holdings in the financial and healthcare sectors suffered as the market shifted in favor of bargain hunters.

As of the end of the six-month period, we have shifted to a neutral bias with regard to cyclical and defensive stocks. The prices of most cyclical stocks have risen to the point at which they no longer represent obvious bargains, in light of the market's uncertainties. While falling interest rates are creating a more favorable environment for economic growth, there is no way to tell if economic growth rates are likely to respond before 2002. Accordingly, we are closely watching corporate earnings for signs of growth, while focusing on individual companies that we believe are well positioned to meet or exceed expectations.

Going forward, we remain rigorously committed to our fundamental approach of seeking growth at the right price. In today's volatile economic environment, we believe our disciplined approach and emphasis on selecting stocks one company at a time should serve investors well.

Jane Putnam
Portfolio Manager
OppenheimerFunds Inc.

                                                Average Annual Return/2/
Inception 2/12/01                           (for the period ended 6/30/01)
                                            ------------------------------


Since inception
Oppenheimer
Capital Appreciation Portfolio -- Class B                 (6.50)%
                                                          -------

S&P 500 Index/1/                                           (7.52)%/3/
                                                           ----------

Oppenheimer Capital Appreciation Portfolio       For the period ended 06/30/01
Managed by OppenheimerFunds, Inc.

Letter to Policyholders (continued)

Top 10 Portfolio Holdings by Market Value As of 06/30/01
% of portfolio
---------------
AOL Time Warner, Inc.                                          4.5
                                                               ---

Microsoft Corp.                                                3.3
                                                               ---

Comcast Corp. - Class A                                        3.2
                                                               ---

Citigroup, Inc.                                                2.6
                                                               ---

Viacom Inc. - Class B                                          2.3
                                                               ---

Johnson & Johnson                                              1.8
                                                               ---

Clear Channel Communications, Inc.                             1.8
                                                               ---

Exxon Mobil Corp.                                              1.6
                                                               ---

Federal Home Loan Mortgage Corp.                               1.5
                                                               ---

Nokia Corp. (ADR)                                              1.5
                                                               ---

Top 10 Portfolio Sectors (% of portfolio market value) As of 06/30/01

                                     [GRAPH]

                   Other                                           2.3%
                   Utility                                         3.7%
                   Transportation                                  1.9%
                   Technology                                     25.7%
                   Energy                                          6.4%
                   Capital Goods                                   7.9%
                   Healthcare                                      9.8%
                   Consumer Staples                               17.3%
                   Consumer Cyclical                              11.9%
                   Financial                                      13.2%


/1/The S&P 500 Index is an unmanaged index consisting of stocks of 500 of the largest U.S.-based companies. The Index does not include fees or expenses and is not available for direct investment.


/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.


/3/The S&P 500 Index returns are based on an inception date of 2/28/01.


/4/Holdings are subject to change. The Portfolio's investment strategies and focus can change over time. The mention of specific Portfolio holdings does not constitute a recommendation by OppenheimerFunds, Inc.

The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

PIMCO Money Market Portfolio                      For the period ended 06/30/01
Managed by Pacific Investment Management Company, LLC

Letter to Policyholders

Portfolio performance
For the four months ended June 30, 2001, the Money Market portfolio returned 1.56% (after fees) compared to 1.52% for the Salomon 3 Month Treasury Index./1/

Major market trends affecting the portfolio's performance The Federal Reserve cut rates six times, bringing total easing since the beginning of the year to 275 basis points. Yields on high quality commercial paper fell sharply during the quarter as confidence about a supportive Fed pushed short-term rates lower. Signs of economic weakness refused to go away, as contraction in investment spending and eroding corporate profits threatened to dash hopes for recovery.

Other factors attributed to the portfolio's positive/negative performance vs. the benchmark

Holdings of top quality commercial paper and short-term corporate and agency securities boosted returns due to their yield advantage relative to similar-maturity Treasuries.

Market/portfolio outlook
Weak investment spending, eroding corporate profits and more cautious consumers will be at work to restrain any substantial recovery in global growth over the next several quarters.

We will achieve a competitive and attractive yield by using high-quality domestic and yankee commercial paper as the portfolio's core investments. To enhance portfolio yield, we will retain a modest allocation to short maturity corporate issues and floating rate notes; these securities pose minimal interest rate and credit risk. We will maintain average portfolio maturity of about one month to ensure sufficient liquidity.

Paul A. McCulley
Portfolio Manager
Pacific Investment Management Company, LLC.

                                            Average Annual Return/2/
Inception 2/12/01                      (for the period ended 6/30/01)
                                       ------------------------------

                                                             Since inception

PIMCO
Money Market Portfolio -- Class B                                  1.56%
                                                                   -----

Salomon 3-Month
Treasury Bill Index/1/                                              1.77%/3/
                                                                    --------

Top 10 Portfolio Holdings by Market Value As of 06/30/01
                                                  % of portfolio
                                                  --------------
The International Bank for Reconstruction and
Development (the World Bank)                                     5.6
                                                                 ---

FHLMC (3.920%, 7/5/01)                                           3.9
                                                                 ---

American Express Credit Corp.                                    3.8
                                                                 ---

Procter & Gamble Co.                                             3.8
                                                                 ---

National Rural Utilities                                         3.8
                                                                 ---

Federal Farm Credit Bank                                         3.8
                                                                 ---

FHLMC (3.520%, 10/11/01)                                         3.8
                                                                 ---

FNMA (7.00%, 3/15/02)                                            3.1
                                                                 ---

Wells Fargo Co.                                                  2.0
                                                                 ---

Wal-Mart Stores, Inc.                                            1.9
                                                                 ---


/1/Salomon 3-Month Treasury Index--Equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value.


/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.


/3/The Salomon 3-Month Treasury Bill Index returns are based on an inception date of 2/28/01.

The investment return and principal value of and investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

PIMCO Total Return Portfolio ________________________________ For the period ended 06/30/01 Managed by Pacific Investment Management Company, LLC.

Letter to Policyholders

Portfolio performance

For the period ended June 30, 2001, the Total Return Portfolio returned 1.10% (after fees) compared to 1.07% for the Lehman Brothers Aggregate Bond Index/1/, for the four month period ended June 30, 2001.

Major market trends affecting the portfolio's performance

Intermediate and long maturity yields rose amid concern that eventual economic recovery would create inflationary pressures. The Corporate sector rallied, despite falling corporate profits, as the sector outperformed Treasuries by approximately 3% in the first half of 2001. As investors' risk appetite returned with 275 basis points of easing by the Federal Reserve, lower quality and longer corporates outperformed. Mortgage securities performed well as prepayment fears subsided and investors sought mortgage securities for their high risk-adjusted yields. Real yields fell, particularly in the short and intermediate sector, due to previously mentioned central bank easing and the inflationary pressures resulting from a possible economic recovery.

Other factors attributed to the portfolio's positive/negative performance vs. the benchmark

The Portfolio's duration was neutral to performance. A corporate underweight was negative to performance as investors grew more confident that growth and profits would improve. An emphasis on intermediate maturities also detracted from returns as these yields rose the most. A mortgage emphasis helped returns as mortgage rates stabilized and prepayment concerns abated. Falling real yields helped real return bonds outperform like duration Treasuries, benefiting performance.

Market/portfolio outlook

Weak investment spending, eroding corporate profits and more cautious consumers will be at work to restrain any substantial recovery in global growth over the next several quarters.

The protracted slowdown will prompt the Federal Reserve and the European Central Bank to lower interest rates more than markets currently expect. This accommodative monetary policy should put downward pressure on short-term yields in the U.S., Europe and the U.K. At a minimum these rates are unlikely to rise much over our cyclical time frame, which means that the front end of the U.S., U.K. and Eurozone yield curves will offer compelling value for investors in the near term. Real yields should also decline due to the accommodative monetary policy and the possibility of central bank overreach that could lead to inflationary pressures.

The balance of risks continues to favor higher quality investments. Mortgages will provide a yield advantage over Treasuries with minimal credit risk. If rates remain within our forecasted range, prepayment risk will be muted. Prices of corporate bonds will remain under pressure early in our secular period as weak growth translates into subdued profits in the U.S. and Europe. Opportunities for corporates will be better in 2002 and beyond as companies reduce debt taken on over the last several years to fund capital spending and stock buybacks.

William H. Gross
Portfolio Manager
Pacific Investment Management Company, LLC.

                                              Average Annual Return/2/
Inception 2/12/01                        (for the period ended 6/30/01)
                                         ------------------------------

                                                             Since inception

PIMCO
Total Return Portfolio -- Class A                                  1.00%
                                Class B                            1.10%
                                -------                            -----

Lehman Brothers Aggregate
Bond Index/1/                                                       1.07%/3/
                                                                    --------

PIMCO Total Return Portfolio _________________________________ For the period ended 06/30/01 Managed by Pacific Investment Management Company, LLC.

Letter to Policyholders (continued)

Top 10 Portfolio Holdings by Market Value As of 06/30/01
% of portfolio
---------------
GNMA (7.00%, 7/01/31)                                                   17.6
                                                                        ----

FHLMC (6.00%, 7/16/31)                                                  13.4
                                                                        ----

FNMA (6.625%, 11/15/10)                                                  7.2
                                                                         ---

FNMA (3.63%, 12/20/01)                                                   5.5
                                                                         ---

Federal Farm Credit Bank                                                 4.2
                                                                         ---

FHLMC (3.90%, 9/13/01)                                                   4.2
                                                                         ---

Hershey Foods Corp.                                                      3.5
                                                                         ---

National Rural Utilities                                                 3.5
                                                                         ---

KFW International Finance                                                3.5
                                                                         ---

Walt Disney Co. (The)                                                    3.5
                                                                         ---

Portfolio Composition (% of portfolio market value) As of 06/30/01

                                     [GRAPH]

                   US Treasuries                                9.0%
                   US Agencies                                  9.0%
                   Cash and Cash Equivalents                   50.0%
                   Mortgages                                   32.0%



/1/The Lehman Brothers Aggregate Bond Index is a broad measure of the performance of the taxable bonds in the U.S. market, with maturities of at least one year.


/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.


/3/The Lehman Brothers Aggregate Bond Index returns are based on an inception date of 2/28/01.

The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

PIMCO Innovation Portfolio                       For the period ended 06/30/01
Managed by PIMCO Equity Advisors

Letter to Policyholders

Market Analysis
Tech stocks suffered a dramatic rout in the first quarter, as Fed rate cuts were unable to buoy the sector. Despite a January rally, the NASDAQ Composite Index /1/ ended down 25.51% for the quarter. However, the NASDAQ Composite Index rebounded in the second quarter, rising 17.43% The tech sector enjoyed a multi-week rally in April and May, but this uptrend proved unsustainable, and many of the gains were given back by the end of the second quarter.

The technology sector continues to suffer from a decelerating economy, which has weakened the fundamentals of most technology stocks significantly. In particular, corporate technology spending came to a virtual standstill in the first quarter of 2001, which dramatically affected earnings in the second quarter.

Performance Analysis
PIMCO Innovation Portfolio suffered along with the NASDAQ Composite Index from the inception of the portfolio to the end of the first quarter. The Portfolio actually underperformed the Index during this period, largely due to its significant exposure to non-tech innovators in the healthcare sector, which did not perform well when the Federal Reserve started cutting rates. However, despite great volatility in the technology sector, PIMCO Innovation Portfolio ended the second quarter in positive territory.

Software stocks proved particularly disappointing in the first quarter. The industry, which had posted strong relative returns in the third and fourth quarters, was punished by investors for its high valuations. It also was hurt by news that some companies were cutting their software spending because of the economic downturn. Telecom equipment stocks continued to disappoint in the first quarter, as competitive local exchange carriers (CLECs) started to flounder and spending on telecom equipment dropped precipitously.

The Portfolio's exposure to semiconductors and PC makers positively contributed to the Portfolio's performance in the first quarter. These industries benefited from low relative valuations and the perception that they will be early recoverers in the event of an economic re-acceleration. Wireless stocks also posted solid relative returns, with cell phone handset maker Nokia meeting earnings expectations for the first quarter despite slowing demand.

One area of strength in the second quarter was local area networking. Companies such as Foundry and Extreme Networks both performed exceptionally well and posted significant gains for the quarter. Another industry within technology that performed well was storage area networking, an area where fundamentals appear to have bottomed and started to recover. The portfolio is overweight in both these areas, as both appear poised to be early recoverers.

Certain Internet stocks also showed positive results in the second quarter. Ebay appears to be exceeding expectations and AOL Time Warner continues to benefit from merger synergies. Fiber optics and telecom chips continued to be an area of disappointment in the technology sector, as company after company came out with disappointing pre-announcements. However, the portfolio is underweight in this industry, and will continue to do so until there is greater visibility on when it will start to work through its inventory correction.

Outlook
Due to the volatile technology market and the lack of visibility, it is hard to predict how the entire sector will perform. However, specific industries in technology--which comprise approximately 15% of the sector--have begun to show signs of recovery. It is within these areas that we intend to invest, while watching to see what industries will be next to show positive returns, and invest accordingly.

We are confident that the aggressive Federal Reserve easing cycle will have a significant effect on the economy and the stock market. We believe the economy will start to show signs of improvement by year end and that portions of corporate spending on technology will accelerate in advance of the economic recovery.

Dennis P. McKechnie
Portfolio Manager
PIMCO Equity Advisors

                                                Average Annual Return/2/
Inception 2/12/01                          (for the period ended 6/30/01)
                                           ------------------------------

                                                     Since inception

PIMCO
Innovation Portfolio -- Class A                             (5.71)%
                              Class B                      (24.10)%
                              -------                      --------

S&P 500 Index/3/                                           (7.52)%/4/
                                                           ----------

PIMCO Innovation Portfolio                        For the period ended 06/30/01
Managed by PIMCO Equity Advisors

Letter to Policyholders (continued)

Top 10 Portfolio Holdings by Market Value As of 06/30/01
                                                  % of portfolio
                                                  --------------
VERITAS Software Corp.                                           3.4
                                                                 ---

PeopleSoft, Inc.                                                 3.1
                                                                 ---

Applied Materials, Inc.                                          3.1
                                                                 ---

Siebel Systems, Inc.                                             2.9
                                                                 ---

AOL Time Warner, Inc.                                            2.9
                                                                 ---

Dell Computer Corp.                                              2.9
                                                                 ---

QUALCOMM, Inc.                                                   2.9
                                                                 ---

Sun Microsystems, Inc.                                           2.8
                                                                 ---

Micron Technology, Inc.                                          2.8
                                                                 ---

Microsoft Corp.                                                  2.7
                                                                 ---

Top Portfolio Sectors (% of portfolio market value) As of 6/30/01

                                     [GRAPH]

                   Capital Goods                              2.0%
                   Communication Services                     3.0%
                   Health Care                                2.0%
                   Consumer Cyclicals                         1.0%
                   Consumer Staples                           4.0%
                   Other                                      5.0%
                   Technology                                83.0%



/1/The NASDAQ Composite Index is a market-value weighted index of all common stocks listed on NASDAQ.


/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.


/3/The S&P 500 Index is an unmanaged index consisting of the stocks of 500 of the largest U.S.-based companies. The Index does not include fees or expenses and is not available for direct investment.


/4/The S&P 500 Index returns are based on an inception date of 2/28/01.

The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

Met/Putnam Research Portfolio __________________________ For the period ended 06/30/01 Managed by Putnam Investment Management, LLC.

Letter to Policyholders

Summary
The Met/Putnam Research Portfolio underperformed the S&P 500 Index/1/ since inception (Feb. 12, 2001), falling 10.0% versus a decline of 7.5% for the S&P 500 for the same period. The underperformance was based largely on stock selection in the technology and communications sectors.

Market Overview: U.S. Equity Markets In the first half of 2001, the Federal Reserve Board attempted to steer the U.S. economy clear of recession, cutting interest rates six times in one of the fastest and most aggressive easing cycles in Fed history. The U.S. equity market experienced extreme market volatility, particularly in the first quarter. It regained some of its footing in Q2, only to lose its bearings once again late in the quarter amid pre-announcements of earnings disappointments and economic uncertainty.

Portfolio Analysis
The Met/Putnam Research Portfolio underperformed the S&P 500 Index during the semiannual period ending June 30, 2001, falling 10.0% since an inception date of Feb. 12, 2001, versus a decline of 7.5% for the S&P 500 for the same period. The underperformance occurred early in the period; the portfolio dropped 16.5% from February 12 to the end of the first quarter on March 31, while the index slipped 12.6%. The portfolio recovered some of these losses in the second quarter, with a 7.9% advance versus 5.9% for the index.

The fund represents the strongest stock recommendations of Putnam's equity research team. The portfolio's strategy is founded on detailed, disciplined research that assesses the value of a stock relative to its price and determines the variables that can affect both. For the most part, the portfolio is sector- and style-neutral to the S&P, relying instead on a bottom-up stock selection process.

The portfolio's underperformance during the semiannual period was based largely on stock selection in the technology and communications sectors. In the communications sector, negative contributors included McLeod USA, Global Crossing LTD, and Tycom LTD. The technology sector was hurt as corporations "battened down the hatches," dramatically reducing capital spending, particularly in area of the information technology. Poorly performing technology holdings were concentrated in storage and software with negative ___ contributors ___ including I2 Technologies (software), EMC (software), BEA Systems (software), Network Appliance (storage), and Veritas (software and storage).

Stock selection among consumer staples and consumer cyclicals boosted returns. The top contributors in the consumer staples sector included media stocks (Clear Channel Communications and AOL Time Warner). Continued strength in consumer spending has helped recent valuations in media stocks, which have become more attractive since recovering somewhat from underperforming in 2000.

The portfolio's top performing consumer cyclicals were exclusively in retail (Lowe's and TJX Companies). The retail sector has also benefitted from the continued relative strength in consumer spending, the Federal Reserve Board's recent interest rate cuts, and the anticipated Federal income tax cut.

Outlook: U.S. Equity Markets
We believe that economic uncertainty will continue to pressure rapidly growing, high-quality growth companies. While we do not expect this condition to persist over the long term, we have taken steps to focus on companies that we expect will grow profits even during unsettled economic times.

As mentioned earlier, the Portfolio is designed to represent the best ideas of the Putnam research department. Therefore, it is kept relatively style- and sector-neutral relative to the S&P 500. Putnam's equity research team performs the disciplined research-driven stock analysis required to select each potential holding. The portfolio is compiled from a selection of their strongest stock recommendations--their "best ideas."


Putnam Global Equity Research Committee
                                            Average Annual Return/2/
Inception 2/12/01                     (for the period ended 6/30/01)
                                      ------------------------------

                                              Since inception

Met/Putnam
Research Portfolio -- Class B                       (10.00)%
                                                    --------

S&P 500 Index/1/                                      (7.52)%/3/

Met/Putnam Research Portfolio ____________ For the period ended 06/30/01 Managed by Putnam Investment Management, LLC.

Letter to Policyholders (continued)

Top 10 Portfolio Holdings by Market Value As of 06/30/01

                                 % of portfolio

Microsoft Corp.                                                           4.9
                                                                          ---

Citigroup, Inc.                                                           4.4
                                                                          ---

Coca-Cola Co. (The)                                                       3.7
                                                                          ---

AOL Time Warner, Inc.                                                     3.3
                                                                          ---

Royal Dutch Petroleum Co.                                                 3.1
                                                                          ---

Clear Channel Communications, Inc.                                        2.8
                                                                          ---

Exxon Mobil Corp.                                                         2.7
                                                                          ---

SBC Communications, Inc.                                                  2.7
                                                                          ---

Medtronic, Inc.                                                           2.6
                                                                          ---

Schering-Plough Corp.                                                     2.6
                                                                          ---

Top 10 Portfolio Sectors (% of portfolio market value) As of 06/30/01

                                     [GRAPH]

                         Other                                     3.7%
                         Utility                                   3.8%
                         Conglomerates                             2.5%
                         Consumer Staples                         22.5%
                         Consumer Cyclical                         4.3%
                         Communication Services                    4.7%
                         Energy                                    8.6%
                         Healthcare                               11.5%
                         Technology                               21.2%
                         Financial                                17.2%


/1/ The S&P 500 Index is an unmanaged index consisting of stocks of 500 of the largest U.S.-based companies. The Index does not include fees or expenses and is not available for direct investment.


/2/ "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.


/3/ The S&P 500 Index returns are based on an inception date of 2/28/01.

The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

Met Investors Series Trust
J.P. Morgan Small Cap Stock Portfolio

PORTFOLIO OF INVESTMENTS
June 30, 2001 (Unaudited)
(Percentage of Net Assets)

Security                                                                Value
Description                                            Shares          (Note 2)
                                                        ----          --------

Common Stocks - 94.2%
Advertising - 0.5%
Catalina Marketing Corp.*............................... 4,700        $143,397
Getty Images, Inc.*..................................... 8,600         225,836
Obie Media Corp.*.......................................14,100          99,546
                                                        ------          ------

                                                                       468,779

Airlines - 1.1%
Skywest, Inc............................................35,900       1,005,200
                                                        ------       ---------

Apparel Retailers - 1.5%
Abercrombie & Fitch Co.*................................13,350         594,075
Hot Topic, Inc.*........................................11,200         348,320
Pacific Sunwear of California, Inc.*.................... 8,900         199,627
Talbots, Inc............................................ 5,300         231,875
                                                         -----         -------

                                                                     1,373,897

Automotive - 1.8%
Federal Signal Corp.....................................10,600         248,782
Monaco Coach Corp.*.....................................21,100         700,520
National R.V. Holdings, Inc.*...........................20,600         309,000
Oshkosh Truck Corp...................................... 2,900         128,325
Superior Industries International, Inc.................. 5,300         202,990
                                                         -----         -------

                                                                     1,589,617

Banking - 4.9%
American Capital Strategies, Ltd........................15,500         434,930
AmeriCredit Corp.*...................................... 8,700         451,965
Bank United Financial Corp.*............................ 4,300          60,415
City National Corp......................................16,500         730,785
Medallion Financial Corp................................34,800         356,700
MicroFinancial, Inc..................................... 7,300         118,333
National Commerce Financial Corp........................16,900         411,853
Net.B@nk, Inc.*.........................................31,000         350,300
Pacific Century Financial Corp..........................29,800         768,542
R&G Financial Corp......................................12,000         192,600
Waypoint Financial Corp.................................11,800         148,090
Westamerica Bancorp..................................... 8,100         317,925
Wintrust Financial Corp................................. 2,600          64,610
                                                         -----          ------

                                                                     4,407,048

Beverages, Food & Tobacco - 0.2%
Suiza Foods Corp.*...................................... 4,000         212,400
                                                         -----         -------

Building Materials - 2.1%
Dal-Tile International, Inc.*...........................24,100         447,055
Elcor Corp..............................................14,650         296,662
Encompass Services Corp.*...............................39,400         352,630
Omnicare, Inc...........................................38,200         771,640
                                                        ------         -------

                                                                     1,867,987

Chemicals - 2.7%
Albemarle Corp..........................................18,200         421,694
Eden Bioscience Corp.*.................................. 5,200          51,948
Gentek, Inc.............................................40,820         216,346
Olin Corp...............................................36,300         616,737
OM Group, Inc........................................... 7,200         405,000
Potash Corporation of Saskatchewan, Inc................. 2,700         154,980
Wellman, Inc............................................32,100         574,590
                                                        ------         -------

                                                                     2,441,295

Commercial Services - 3.2%
Administaff, Inc.*...................................... 9,900         257,400
Core Laboratories N.V.*.................................15,600         292,500
CuraGen Corp.*.......................................... 5,800         211,120
DiamondCluster International, Inc. - Class A*...........13,300         169,309
Diversa Corp.*.......................................... 5,100         103,734
Isis Pharmaceuticals, Inc.*.............................13,000         161,070
ITT Educational Services, Inc.*......................... 6,600         297,000
Maxygen, Inc.*.......................................... 5,300         102,820
On Assignment, Inc.*....................................38,900         700,200
Stericycle, Inc.*....................................... 8,300         389,685
Trimeris, Inc.*......................................... 4,200         210,294
                                                         -----         -------

                                                                     2,895,132

Communications - 2.6%
Advanced Fibre Communications, Inc.*....................35,100         737,100
Corvis Corp.*...........................................28,600         125,554
L-3 Communications Holdings, Inc.*...................... 4,900         373,870
Polycom, Inc.*..........................................19,900         459,491
SBA Communications Corp.*............................... 8,600         212,850
Titan Corp. (The)*...................................... 3,800          87,020
Turnstone Systems, Inc.*................................40,800         285,600
U.S. Wireless Corp.*(a).................................23,100          67,221
                                                        ------          ------

                                                                     2,348,706

Computer Software & Processing - 9.3%
Agile Software Corp.*...................................16,900         287,300
Alliance Data Systems Corp.*............................10,700         160,500
Apropos Technology, Inc.*...............................18,300          45,933
Borland Software Corp.*.................................30,400         474,240
Certicom Corp.*.........................................10,400          28,288
Eclipsys Corp.*.........................................23,500         660,350
eFunds Corp.*...........................................11,275         209,715
Espeed, Inc. - Class A*.................................40,200         884,400
HNC Software, Inc.*..................................... 9,100         177,450
Innovative Solutions and Support, Inc.*.................16,300         234,720
Internet Security Systems, Inc.*........................ 9,200         446,752
Interwoven, Inc.*....................................... 7,400         125,060
MatrixOne, Inc.*........................................19,000         440,610
Metasolv Software, Inc.*................................11,500          91,195
Netegrity, Inc.*........................................ 8,325         249,750
Nuance Communications, Inc.*............................ 4,800          86,496
Peregrine Systems, Inc.*................................18,800         545,200
PLATO Learning, Inc.*................................... 4,000         123,800
Precise Software Solutions Ltd.*........................28,900         887,230
Retek, Inc.*............................................13,400         642,396
Saba Software, Inc.*....................................25,200         413,532

                             See notes to financial statements

Met Investors Series Trust
J.P. Morgan Small Cap Stock Portfolio

PORTFOLIO OF INVESTMENTS - continued June 30, 2001 (Unaudited) (Percentage of Net Assets)

Security                                                               Value
Description                                              Shares        (Note 2)
                                                         ----         --------

Computer Software & Processing - continued
SmartForce Plc (ADR)*....................................18,700        $658,801
SonicWALL, Inc.*......................................... 2,800          70,588
Source Information Management Co. (The)*.................32,400         179,172
SynQuest, Inc.*.......................................... 7,185          25,147
Tumbleweed Communications Corp.*.........................22,100          83,759
Witness Systems, Inc.*...................................18,000         197,820
                                                         ------         -------

                                                                      8,430,204

Computers & Information - 0.3%
Cirrus Logic, Inc.*...................................... 2,500          57,575
Mercury Computer Systems, Inc.*.......................... 4,466         196,951
                                                          -----         -------

                                                                        254,526

Containers & Packaging - 0.7%
Pactiv Corp.*............................................46,200         619,080
                                                         ------         -------

Cosmetics & Personal Care - 0.7%
Alberto-Culver Co. - Class B.............................14,400         605,376
Electric Utilities - 2.2%                                          -----------
ALLETE, Inc.............................................. 9,325         209,812
Cleco Corp...............................................40,600         923,650
CMS Energy Corp..........................................30,500         849,425
                                                         ------         -------

                                                                      1,982,887

Electrical Equipment - 1.1%
Active Power, Inc.*......................................29,700         495,396
Capstone Turbine Corp.*..................................22,200         499,278
                                                         ------         -------

                                                                        994,674

Electronics - 4.2%
Axcelis Technologies, Inc.*.............................. 9,000         133,200
AXT, Inc.*...............................................14,900         397,830
Cymer, Inc.*............................................. 3,800          96,102
DDi Corp.*...............................................22,600         452,000
Exar Corp.*..............................................18,400         363,584
Garmin Ltd.*.............................................15,600         356,460
hi/fn, Inc.*.............................................16,300         246,619
Integrated Circuit Systems, Inc.*........................21,500         412,800
Lattice Semiconductor Corp.*............................. 8,000         195,200
LTX Corp.*............................................... 2,900          74,124
Monolithic System Technology, Inc.*...................... 6,300          69,615
Multilink Technology Corp.*.............................. 5,300          75,790
Oplink Communications, Inc.*............................. 5,939          22,271
Photronics, Inc.*........................................ 2,800          71,848
Power-One, Inc.*.........................................20,900         347,776
Silicon Image, Inc.*.....................................34,700         173,500
Stratos Lightwave, Inc.*.................................20,700         269,100
Veeco Instruments, Inc.*................................. 1,500          59,625
                                                          -----          ------

                                                                      3,817,444

Entertainment & Leisure - 2.9%
American Classic Voyages Co.*............................16,500          57,750
Anchor Gaming*...........................................14,500         936,990
Concord Camera Corp.*....................................21,600         127,440

Entertainment & Leisure - continued
JAKKS Pacific, Inc.*.....................................23,200         433,840
Penn National Gaming, Inc.*..............................22,300         566,420
Six Flags, Inc.*.........................................14,500         305,080
WMS Industries, Inc.*.................................... 5,900         189,803
                                                          -----         -------

                                                                      2,617,323

Financial Services - 5.4%
Allied Capital Corp......................................30,600         708,390
American Home Mortgage Holdings, Inc.....................26,000         309,530
Ameritrade Holding Corp.*................................66,800         531,728
Annaly Mortgage Management, Inc..........................24,825         340,351
Anthracite Capital, Inc.................................. 4,400          48,620
Doral Financial Corp.....................................19,300         661,990
Heller Financial, Inc....................................32,700       1,308,000
Instinet Group, Inc.*....................................12,000         223,680
NextCard, Inc.*..........................................31,900         352,495
Ocwen Financial Corp.*...................................36,300         372,075
                                                         ------         -------

                                                                      4,856,859

Forest Products & Paper - 2.3%
Aracruz Celulose S.A. (ADR)..............................15,225         284,707
Buckeye Technologies, Inc.*..............................34,800         501,120
Caraustar Industries, Inc................................43,600         401,120
Universal Forest Products, Inc...........................39,600         891,000
                                                         ------         -------

                                                                      2,077,947

Health Care Providers - 1.6%
Accredo Health, Inc.*.................................... 6,525         242,665
LifePoint Hospitals, Inc.*...............................10,225         452,763
Triad Hospitals, Inc.*...................................24,900         733,803
                                                         ------         -------

                                                                      1,429,231

Heavy Machinery - 3.5%
Applied Industrial Technologies, Inc.....................13,100         248,245
Asyst Technologies, Inc.*................................ 6,400          86,400
Flowserve Corp.*.........................................15,500         476,625
FMC Technologies, Inc.*..................................18,000         371,700
IDEXX Corp...............................................13,100         445,400
McDermott International, Inc.*...........................79,300         923,845
Optimal Robotics Corp.*..................................10,920         414,960
PRI Automation, Inc.*.................................... 4,700          87,067
W-H Energy Services, Inc.*............................... 7,600         144,400
                                                          -----         -------

                                                                      3,198,642

Home Construction, Furnishings & Appliances - 0.5%
D.R. Horton, Inc......................................... 7,601         172,543
Furniture Brands International, Inc.*....................10,400         291,200
                                                         ------         -------

                                                                        463,743

Household Products - 0.7%
Gentex Corp.*............................................21,600         601,992
                                                         ------         -------

Industrial - Diversified - 1.9%
Shaw Group, Inc.*........................................13,100         525,310

                             See notes to financial statements

Met Investors Series Trust
J.P. Morgan Small Cap Stock Portfolio

PORTFOLIO OF INVESTMENTS - continued June 30, 2001 (Unaudited) (Percentage of Net Assets)

Security                                                                Value
Description                                               Shares       (Note 2)
                                                          ------       --------

Industrial - Diversified - continued
Symyx Technologies, Inc.*.................................16,500        $433,785
Valmont Industries, Inc...................................40,800         742,560
                                                          ------         -------

                                                                       1,701,655

Insurance - 3.8%
American Physicians Capital, Inc.*........................ 9,900         193,050
HCC Insurance Holdings, Inc............................... 8,900         218,050
Hooper Holmes, Inc........................................61,400         629,350
MIIX Group, Inc........................................... 3,700          31,450
Odyssey Re Holdings Corp.*................................ 8,900         160,823
Protective Life Corp......................................21,400         735,518
StanCorp Financial Group, Inc.............................15,900         753,501
W.R. Berkley Corp.........................................18,100         749,702
                                                          ------         -------

                                                                       3,471,444

Lodging - 1.0%
Orient-Express Hotels, Ltd.*..............................11,100         244,755
Station Casinos, Inc.*....................................41,300         660,800
                                                          ------         -------

                                                                         905,555

Media - Broadcasting & Publishing - 1.1%
Hearst-Argyle Television, Inc.*...........................19,900         398,000
Insight Communications Co., Inc.*.........................24,900         622,500
                                                          ------         -------

                                                                       1,020,500

Medical Supplies - 4.4%
August Technology Corp.*..................................18,200         259,896
Bruker Daltonics, Inc.*................................... 6,500          97,955
Coherent, Inc.*........................................... 1,000          36,170
Cyberonics, Inc.*.........................................12,000         202,800
Enzon, Inc.*.............................................. 6,100         381,250
i-STAT Corp.*.............................................24,000         353,760
Meade Instruments Corp.*..................................28,000         188,440
Mettler-Toledo International, Inc.*.......................13,600         588,200
Millipore Corp............................................13,100         811,938
Molecular Devices Corp.*.................................. 2,900          58,145
Physiometrix, Inc.*.......................................13,200          39,600
Priority Healthcare Corp. - Class B*...................... 7,500         212,100
Roper Industries, Inc..................................... 9,300         388,275
STAAR Surgical Co.*.......................................30,500         147,315
Transgenomic, Inc.*.......................................10,400         197,600
                                                          ------         -------

                                                                       3,963,444

Metals - 1.4%
Gulf Island Fabrication, Inc.*............................10,400         149,760
Mueller Industries, Inc.*.................................22,500         740,475
Precision Castparts Corp.................................. 9,000         336,780
                                                           -----         -------

                                                                       1,227,015

Oil & Gas - 3.0%
Abraxas Petroleum Corp.*..................................26,000          82,160
Atmos Energy Corp.........................................31,900         780,274
Global Industries, Ltd.*..................................16,300         203,261
National-Oilwell, Inc.*................................... 7,900         211,720
Spinnaker Exploration Co.*................................24,200         964,612
Stone Energy Corp.*....................................... 5,300         234,790
Westport Resources Corp.*.................................13,000         273,000
                                                          ------         -------

                                                                       2,749,817

Pharmaceuticals - 6.8%
Abgenix, Inc.*............................................11,900         535,500
Adolor Corp.*............................................. 5,700         123,120
Albany Molecular Research, Inc.*.......................... 5,000         190,050
Amylin Pharmaceuticals, Inc.*............................. 7,200          81,000
Aviron*................................................... 1,700          96,900
Charles River Laboratories Intl., Inc.*...................34,400       1,195,400
COR Therapeutics, Inc.*...................................11,300         344,650
Durect Corp.*............................................. 3,700          51,800
Gilead Sciences, Inc.*.................................... 6,800         395,692
ImmunoGen, Inc.*.......................................... 6,200         124,000
Inhale Therapeutic Systems, Inc.*......................... 8,497         195,431
Invitrogen Corp.*......................................... 5,100         366,180
La Jolla Pharmaceutical Co.*..............................14,200         145,550
Ligand Pharmaceuticals, Inc. - Class B*...................43,100         487,030
Medarex, Inc.*............................................12,100         284,350
Neurocrine Biosciences, Inc.*.............................17,000         679,830
OSI Pharmaceuticals, Inc.*................................ 3,900         205,101
POZEN, Inc.*.............................................. 9,488         142,320
Praecis Pharmaceuticals, Inc.*............................12,300         202,212
Unilab Corp.*............................................. 9,300         234,360
XOMA Ltd.*................................................ 6,600         113,058
                                                           -----         -------

                                                                       6,193,534

Real Estate - 5.4%
Centerpoint Properties Corp. (REIT).......................17,707         888,891
Cousins Properties, Inc. (REIT)...........................36,414         977,716
General Growth Properties, Inc. (REIT)....................17,005         669,317
Highwood Properties, Inc. (REIT).......................... 8,500         226,525
Innkeepers USA Trust (REIT)...............................21,153         253,413
Mission West Properties, Inc. (REIT)......................11,210         135,641
Prentiss Properties Trust (REIT)..........................24,703         649,689
United Dominion Realty Trust, Inc. (REIT).................25,610         367,503
Ventas, Inc. (REIT).......................................26,339         288,412
Weingarten Realty Investors (REIT)........................ 9,302         407,893
                                                           -----         -------

                                                                       4,865,000

Restaurants - 0.8%
AFC Enterprises, Inc.*....................................24,300         465,467
California Pizza Kitchen, Inc.*........................... 5,200         120,900
Jack in the Box, Inc.*.................................... 6,475         168,998
                                                           -----         -------

                                                                         755,365

Retailers - 2.6%
Alloy Online, Inc.*.......................................14,500         207,495
Cost Plus, Inc.*..........................................15,000         450,000
Linens 'n Things, Inc.*................................... 7,700         210,364

                             See notes to financial statements

Met Investors Series Trust
J.P. Morgan Small Cap Stock Portfolio

PORTFOLIO OF INVESTMENTS - continued June 30, 2001 (Unaudited) (Percentage of Net Assets)

Security                                                                Value
Description                                                Shares     (Note 2)
                                                           ------     --------

Retailers - continued
Priceline.com, Inc.*...................................... 8,000        72,400
School Specialty, Inc.*...................................17,600      $454,960
Williams-Sonoma, Inc.*....................................23,600       916,152
                                                          ------       -------

                                                                     2,311,371

Telephone Systems - 0.9%
Boston Communications Group, Inc.*........................28,375       408,600
Flag Telecom Holdings Ltd.*...............................41,600       145,600
IBasis, Inc.*.............................................26,300       131,500
ITXC Corp.*...............................................22,400       156,800
                                                          ------       -------

                                                                       842,500

Textiles, Clothing & Fabrics - 2.5%
Coach, Inc.*..............................................11,800       448,990
Genesco, Inc.*............................................21,200       712,320
Mohawk Industries, Inc.*..................................11,100       390,720
Quiksilver, Inc.*.........................................13,800       345,000
Vans, Inc.*...............................................16,450       386,575
                                                          ------       -------

                                                                     2,283,605

Transportation - 2.6%
C.H. Robinson Worldwide, Inc.............................. 4,820       134,430
Forward Air Corp.*........................................ 5,000       149,750
GATX Corp.................................................21,900       878,190
Werner Enterprises, Inc...................................34,675       840,869
Willis Lease Finance Corp.*...............................35,900       397,413
                                                          ------       -------

                                                                     2,400,652

Total Common Stocks (Cost $82,231,860)....................          85,251,446
                                                                    ----------

Convertible Preferred Stocks - 0.1%

Financial Services - 0.1%
Amcv Capital Trust I, 7.00%, convertible to 02/15/15
(Cost $195,000)*.......................................... 3,900        45,825
                                                           -----        ------

Par                  Security
Amount               Description                                                                             Value
                                                                                                            (Note 2)
                Short-Term Investments - 15.0%
$2,618,189      Banc One, Bank Note, 4.058%, due 07/02/01(b)..........................................     2,618,189
2,094,551       Credit Suisse First Boston, Triparty Corporate, 4.165%, due 07/02/01(b)...............     2,094,551
2,061,093       Fleet National Bank, Bank Note, 4.205%, due 10/31/01(b)...............................     2,061,093
1,047,275       Merrill Lynch I, Triparty Corporate, 4.165%, due 07/02/01(b)..........................     1,047,275
523,638         Merrill Lynch, Bank Note, 3.94%, due 04/05/02(b)......................................       523,638
3,141,826       Merrimac, Money Market Fund, 4.12%, due 07/02/01(b)...................................     3,141,826
523,638         Royal Bank of Canada, Eurodollar Overnight, 4.00%, due 07/02/01(b)....................       523,638
1,570,913       Toronto Dominion, Eurodollar Overnight, 4.063%, due 07/02/01(b).......................     1,570,913
                ---------------------------------------------------------------                            ---------

                Total Short-Term Investments (Cost $13,581,123).......................................    13,581,123
                -----------------------------------------------                                           ----------

                TOTAL INVESTMENTS - 109.3%
                (Cost $96,007,983)....................................................................    98,878,394

                Other Assets and Liabilities (net) - (9.3%)...........................................    (8,400,201)
                -------------------------------------------                                               -----------

                TOTAL NET ASSETS - 100%...............................................................   $90,478,193
                -----------------------                                                                  -----------

               Portfolio Footnotes:

               * Non-income producing security.

               (a) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

               (b) Represents investment of collateral received from securities lending transactions.

               ADR - American Depositary Receipt

               REIT - Real Estate Investment Trust

               See notes to financial statements

Met Investors Series Trust
J.P. Morgan Quality Bond Portfolio

PORTFOLIO OF INVESTMENTS
June 30, 2001 (Unaudited)
(Percentage of Net Assets)

Par                Security                                                                                           Value
Amount             Description                                                    Coupon           Maturity          (Note 2)
                   -----------                                                    ------           --------          --------
            Domestic Bonds & Debt Securities - 86.7%
            Aerospace & Defense - 0.1%

$90,000     Lockheed Martin Corp..............................................    7.750%         05/01/2026           $91,106
            ---------------------                                                 ------         ----------           -------

            Asset Backed Securities - 19.6%
2,500,000   American Express Master Trust.....................................    5.143%         08/15/2002         2,501,712
2,500,000   AmeriCredit Auto Receivable Trust 1999-B A4.......................    5.960%         03/12/2006         2,546,573
2,500,000   Associates Automobile Receivables Trust...........................    6.820%         02/15/2005         2,557,615
360,000     Citibank Credit Card Master Trust.................................    5.500%         02/15/2006           363,191
1,230,000   Citibank Credit Card Master Trust.................................    6.150%         03/10/2011         1,203,698
2,108,741   Daimler Chrysler Auto Trust.......................................    6.810%         07/06/2003         2,133,536
4,000,000   First USA Credit Card Master Trust................................    6.420%         03/17/2005         4,089,524
340,000     Fleet Credit Card Master Trust....................................    7.020%         02/15/2008           356,589
1,993,000   Ford Credit Auto Owner Trust......................................    7.070%         04/15/2004         2,060,130
60,000      MBNA Master Credit Card Trust.....................................    6.900%         01/15/2008            62,703
3,115,000   Merrill Lynch Mortgage Investors, Inc.(a).........................    7.560%         09/15/2009         3,281,656
555,785     Money Store Home Equity Trust (The)...............................    6.485%         12/15/2038           563,718
500,000     Peco Energy Transition Trust......................................    5.800%         03/01/2007           505,338
693,270     Residential Asset Securities Corp.................................    7.205%         09/25/2016           702,166
915,000     Residential Asset Securities Corp.................................    7.355%         01/25/2026           945,518
450,000     UBS PFD Funding Trust.............................................    8.622%         10/29/2049           487,219
            ---------------------                                                 ------         ----------           -------

                                                                                                                   24,360,886

            Automotive - 2.0%
1,250,000   Ford Motor Credit Co..............................................    7.875%         06/15/2010         1,305,521
590,000     Ford Motor Credit Co..............................................    7.375%         02/01/2011           596,722
605,000     General Motors Corp...............................................    7.200%         01/15/2011           613,269
            --------------------                                                  ------         ----------           -------

                                                                                                                    2,515,512

            Banking - 5.9%
1,070,000   Bank of America Corp..............................................    7.400%         01/15/2011         1,113,690
450,000     Capital One Bank..................................................    8.250%         06/15/2005           465,776
805,000     First Union National Bank.........................................    7.800%         08/18/2010           863,525
125,000     Fleet Boston Corp.................................................    7.375%         12/01/2009           131,099
225,000     Fleet Capital Ltd.................................................    7.920%         12/11/2026           224,613
805,000     Household Finance Corp............................................    6.750%         05/15/2011           795,582
420,000     HSBC Cap Funding (144A)(b)........................................    9.547%         12/29/2049           475,500
450,000     ING Capital Funding Trust III.....................................    8.439%         12/29/2049           478,341
650,000     Qwest Capital Funding, Inc. (144A)(b).............................    7.250%         02/15/2011           644,578
1,500,000   Wachovia Corp.....................................................    6.700%         06/21/2004         1,550,705
605,000     Wells Fargo Bank NA...............................................    6.450%         02/01/2011           595,989
            -------------------                                                   ------         ----------           -------

                                                                                                                    7,339,398

            Beverages, Food & Tobacco - 0.7%
730,000     Kellogg Co. (144A)(b).............................................    6.600%         04/01/2011           714,618
175,000     Smithfield Foods, Inc.............................................    7.625%         02/15/2008           171,500
            ---------------------                                                 ------         ----------           -------

                                                                                                                      886,118

            Chemicals - 0.1%
150,000     Lyondell Chemical Co..............................................    9.875%         05/01/2007           149,250
            --------------------                                                  ------         ----------           -------

            Collateralized Mortgage Obligations - 8.4%
199,761     Banc of America Commercial Mortgage, Inc.(a)......................    7.109%         11/15/2008           206,692
2,000,000   Credit Suisse First Boston Mortgage Securities Corp.(a)...........    7.545%         04/15/2010         2,114,944
175,000     Credit Suisse First Boston Mortgage Securities Corp.(a)...........    6.380%         12/16/2035           172,816
                        See notes to financial statements

Met Investors Series Trust
J.P. Morgan Quality Bond Portfolio

PORTFOLIO OF INVESTMENTS - continued June 30, 2001 (Unaudited) (Percentage of Net Assets)


Par         Security                                                                                                Value
Amount      Description                                                          Coupon           Maturity         (Note 2)
            -----------                                                          ------           --------         --------


            Collateralized Mortgage Obligations - continued
$3,070,000  Credit Suisse First Boston Mortgage Securities Corp.(a)...........    7.290%         09/15/2041        $3,202,738
1,980,000   Lehman Brothers Commercial Conduit Mortgage Trust(a)..............    6.480%         01/18/2008         1,975,026
2,800,000   Nationslink Funding Corp.(a)......................................    6.316%         11/20/2008         2,773,663
            ----------------------------                                          ------         ----------         ---------

                                                                                                                   10,445,879

            Communications - 1.1%
250,000     Nextel Communications, Inc........................................    9.375%         11/15/2009           198,750
145,000     Nextel Communications, Inc........................................    9.500%         02/01/2011           114,005
985,000     Tele-Communications TCI Group.....................................    7.875%         02/15/2026           998,713
            -----------------------------                                         ------         ----------           -------

                                                                                                                    1,311,468

            Cosmetics & Personal Care - 0.2%
200,000     Procter & Gamble Co. (The)........................................    6.875%         09/15/2009           207,894
            --------------------------                                            ------         ----------           -------

            Electric Services - 0.4%
480,000     Dominion Resources, Inc...........................................    7.625%         07/15/2005           502,395
            ------------------------                                              ------         ----------           -------

            Electric Utilities - 0.8%
125,000     Calpine Corp......................................................    8.625%         08/15/2010           121,154
80,000      Calpine Corp......................................................    8.500%         02/15/2011            77,246
550,000     Exelon Generation Co. LLC (144A)(b)...............................    6.950%         06/15/2011           547,445
275,000     Xcel Energy, Inc..................................................    7.000%         12/01/2010           276,344
            -----------------                                                     ------         ----------           -------

                                                                                                                    1,022,189

            Financial Services - 1.6%
240,000     First Union-Lehman Brothers Co(a).................................    6.600%         05/18/2007           245,084
1,730,000   First Union-Lehman Brothers Co(a).................................    6.650%         12/18/2007         1,752,404
            ---------------------------------                                     ------         ----------         ---------

                                                                                                                    1,997,488

            Food Retailers - 0.9%
275,000     Kroger Co.........................................................    7.250%         06/01/2009           280,467
600,000     Safeway, Inc......................................................    6.500%         03/01/2011           585,953
200,000     Winn-Dixie Stores, Inc............................................    8.875%         04/01/2008           203,500
            -----------------------                                               ------         ----------           -------

                                                                                                                    1,069,920

            Health Care Providers - 0.1%
185,000     HCA - The Healthcare Co. (144A)(b)................................    7.875%         02/01/2011           186,898
            ----------------------------------                                    ------         ----------           -------

            Lodging - 0.3%
110,000     Felcor Lodging LP.................................................    9.500%         09/15/2008           111,100
80,000      Felcor Lodging LP (144A)(b).......................................    9.500%         09/15/2008            80,800
235,000     MGM Mirage, Inc...................................................    8.500%         09/15/2010           244,156
            ----------------                                                      ------         ----------           -------

                                                                                                                      436,056

            Media - Broadcasting & Publishing - 1.7%
200,000     Adelphia Communications Corp......................................    7.875%         05/01/2009           177,500
250,000     Clear Channel Communications, Inc.................................    7.650%         09/15/2010           258,173
455,000     Cox Communications, Inc...........................................    7.750%         11/01/2010           475,939
135,000     Cox Enterprises, Inc. (144A)(b)...................................    7.875%         09/15/2010           139,600
250,000     Fox Liberty Networks LLC..........................................    8.875%         08/15/2007           261,250
600,000     News America Holdings, Inc........................................    8.500%         02/15/2005           638,504
100,000     Primedia, Inc. (144A)(b)..........................................    8.875%         05/15/2011            93,000
85,000      Young Broadcasting, Inc. (144A)(b)................................   10.000%         03/01/2011            82,025
            ----------------------------------                                   -------         ----------            ------

                                                                                                                    2,125,991

            Oil & Gas - 2.8%
155,000     Apache Corp.......................................................    7.700%         03/15/2026           162,312
                        See notes to financial statements

Met Investors Series Trust
J.P. Morgan Quality Bond Portfolio


PORTFOLIO OF INVESTMENTS - continued June 30, 2001 (Unaudited)
(Percentage of Net Assets)
Par         Security                                                                                                  Value
Amount      Description                                                          Coupon         Maturity             (Note 2)
            -----------                                                          ------         --------             --------


            Oil & Gas - continued
$600,000    Coastal Corp. (The)...............................................   7.750%         06/15/2010          $614,722
200,000     Dynegy, Inc.......................................................   6.875%         07/15/2002           202,773
450,000     Dynegy, Inc.......................................................   7.450%         07/15/2006           465,065
500,000     El Paso Energy Corp...............................................   7.625%         07/15/2011           508,125
220,000     Texaco Capital, Inc. (The)........................................   5.500%         01/15/2009           209,488
530,000     Tosco Corp........................................................   8.125%         02/15/2030           579,476
300,000     WCG Note Trust (144A)(b)..........................................   8.250%         03/15/2004           299,015
470,000     Williams Companies, Inc. (144A)(b)................................   7.500%         01/15/2031           441,793
            ----------------------------------                                   ------         ----------           -------

                                                                                                                   3,482,769

            Restaurants - 0.2%
200,000     Tricon Global Restaurants, Inc....................................   8.875%         04/15/2011           206,000
            -------------------------------                                      ------         ----------           -------

            Retailers - 0.4%
250,000     Federated Department Stores, Inc..................................   6.300%         04/01/2009           240,008
230,000     Lowe's Co., Inc...................................................   7.500%         12/05/2005           242,093
            ----------------                                                     ------         ----------           -------

                                                                                                                     482,101

            Telephone Systems - 1.5%
280,000     AT&T Corp.........................................................   6.500%         03/15/2029           239,777
395,000     AT&T Wireless Group (144A)(b).....................................   7.875%         03/01/2011           396,415
250,000     Global Crossing Ltd...............................................   9.125%         11/15/2006           198,125
150,000     Liberty Media Group...............................................   7.875%         07/15/2009           144,060
205,000     Liberty Media Group...............................................   8.250%         02/01/2030           176,704
465,000     Sprint Capital Corp...............................................   7.625%         01/30/2011           462,155
105,000     Sprint Capital Corp...............................................   6.875%         11/15/2028            89,404
100,000     Verizon Global Funding Corp. (144A)(b)............................   7.750%         12/01/2030           103,155
            --------------------------------------                               ------         ----------           -------

                                                                                                                   1,809,795

            Transportation - 0.1%
100,000     Norfolk Southern Corp.............................................   7.800%         05/15/2027           102,989
            ----------------------                                               ------         ----------           -------

            U.S. Government Agency - 3.4%
1,650,000   Federal Home Loan Mortgage Corp.(a)...............................   6.875%         09/15/2010         1,736,186
700,000     Federal National Mortgage Association(a)..........................   6.625%         09/15/2009           726,256
515,000     Federal National Mortgage Association(a)..........................   6.625%         11/15/2010           533,788
777,000     Federal National Mortgage Association(a)..........................   7.125%         01/15/2030           833,210
335,000     Federal National Mortgage Association(a)..........................   6.625%         11/15/2030           339,707
            ----------------------------------------                             ------         ----------           -------

                                                                                                                   4,169,147

            U.S. Government Agency Mortgage Backed Securities - 26.7%
13,155      Federal Home Loan Mortgage Corp.(a)...............................   8.000%         09/01/2008            13,733
25,848      Federal Home Loan Mortgage Corp...................................   9.500%         04/01/2019            27,708
11,116      Federal Home Loan Mortgage Corp...................................   9.000%         06/01/2019            11,828
638,712     Federal Home Loan Mortgage Corp...................................   6.000%         04/01/2031           613,859
648,472     Federal Home Loan Mortgage Corp...................................   6.000%         05/01/2031           623,239
306,433     Federal Home Loan Mortgage Corp...................................   6.000%         05/01/2031           294,510
647,146     Federal Home Loan Mortgage Corp...................................   6.000%         05/01/2031           621,965
4,035,001   Federal Home Loan Mortgage Corp...................................   6.500%         05/01/2031         3,975,533
713,942     Federal Home Loan Mortgage Corp...................................   6.000%         06/01/2031           686,162
532,096     Federal Home Loan Mortgage Corp...................................   6.500%         06/01/2031           524,254
1,000,100   Federal Home Loan Mortgage Corp...................................   6.500%         06/01/2031           985,361
895,089     Federal Home Loan Mortgage Corp...................................   6.500%         06/01/2031           881,897
999,900     Federal Home Loan Mortgage Corp...................................   6.500%         06/01/2031           985,163
                        See notes to financial statements

Met Investors Series Trust
J.P. Morgan Quality Bond Portfolio

PORTFOLIO OF INVESTMENTS - continued June 30, 2001 (Unaudited)
(Percentage of Net Assets)

Par         Security                                                                                                  Value
Amount      Description                                                            Coupon         Maturity           (Note 2)
            -----------                                                            ------         --------           --------


            U.S. Government Agency Mortgage Backed Securities - continued
$42,904     Federal Home Loan Mortgage Corp...................................    6.500%         06/01/2031           $42,272
77,101      Federal National Mortgage Association.............................    6.000%         04/01/2016            75,999
638,016     Federal National Mortgage Association.............................    6.000%         04/01/2016           628,898
332,426     Federal National Mortgage Association.............................    6.000%         04/01/2016           327,764
25,813      Federal National Mortgage Association.............................    6.000%         04/01/2016            25,451
555,388     Federal National Mortgage Association.............................    6.000%         04/01/2016           547,451
835,250     Federal National Mortgage Association.............................    6.000%         04/01/2016           823,313
331,855     Federal National Mortgage Association.............................    6.000%         05/01/2016           329,011
665,000     Federal National Mortgage Association.............................    6.000%         05/01/2016           655,675
623,488     Federal National Mortgage Association.............................    6.000%         05/01/2016           614,746
670,458     Federal National Mortgage Association.............................    6.000%         06/01/2016           661,057
332,942     Federal National Mortgage Association.............................    6.000%         06/01/2016           328,273
16,600      Federal National Mortgage Association(a)..........................    8.500%         07/01/2019            17,484
706,329     Federal National Mortgage Association.............................    7.000%         06/01/2028           709,794
357,946     Federal National Mortgage Association.............................    7.000%         08/01/2028           359,702
703,355     Federal National Mortgage Association.............................    7.000%         09/01/2028           706,806
625,588     Federal National Mortgage Association.............................    7.000%         08/01/2029           628,657
373,881     Federal National Mortgage Association.............................    7.000%         08/01/2029           375,715
56,597      Federal National Mortgage Association.............................    7.000%         09/01/2029            56,875
22,402      Federal National Mortgage Association.............................    7.000%         12/01/2029            22,512
29,233      Federal National Mortgage Association.............................    7.000%         12/01/2029            29,376
789,614     Federal National Mortgage Association.............................    7.000%         02/01/2030           793,488
303,906     Federal National Mortgage Association.............................    7.000%         02/01/2030           305,397
24,243      Federal National Mortgage Association.............................    7.000%         03/01/2030            24,362
33,273      Federal National Mortgage Association.............................    7.000%         04/01/2030            33,436
708,734     Federal National Mortgage Association.............................    7.000%         05/01/2030           712,211
486,299     Federal National Mortgage Association.............................    7.000%         07/01/2030           488,684
586,218     Federal National Mortgage Association.............................    7.000%         08/01/2030           589,094
227,117     Federal National Mortgage Association.............................    7.000%         12/01/2030           228,231
124,208     Federal National Mortgage Association.............................    6.500%         01/01/2031           122,377
238,336     Federal National Mortgage Association.............................    6.500%         02/01/2031           234,824
498,488     Federal National Mortgage Association.............................    6.500%         03/01/2031           491,142
2,300,000   Federal National Mortgage Association(c)..........................    7.000%         07/01/2031         2,310,063
1,738       Government National Mortgage Association..........................    9.000%         04/15/2009             1,844
9,901       Government National Mortgage Association..........................    9.000%         05/15/2009            10,506
2,485       Government National Mortgage Association..........................    9.000%         05/15/2009             2,636
986         Government National Mortgage Association..........................    9.000%         05/15/2009             1,046
1,233       Government National Mortgage Association..........................    9.000%         05/15/2009             1,308
9,320       Government National Mortgage Association..........................   11.500%         11/15/2015            10,434
20,879      Government National Mortgage Association..........................   10.000%         06/15/2017            21,869
6,837       Government National Mortgage Association..........................    9.250%         07/15/2017             7,219
7,464       Government National Mortgage Association..........................   10.000%         11/15/2017             7,819
3,191       Government National Mortgage Association..........................   11.500%         02/15/2018             3,572
19,394      Government National Mortgage Association..........................   10.000%         03/15/2019            20,314
31,945      Government National Mortgage Association..........................    9.000%         01/15/2020            33,534
13,446      Government National Mortgage Association..........................   10.000%         03/15/2020            14,084
85,699      Government National Mortgage Association..........................    9.250%         05/15/2021            90,497
20,793      Government National Mortgage Association..........................    9.250%         06/15/2021            21,957
9,742       Government National Mortgage Association..........................    9.500%         01/15/2025            10,257
3,486       Government National Mortgage Association..........................    9.500%         05/15/2025             3,671
                        See notes to financial statements

Met Investors Series Trust
J.P. Morgan Quality Bond Portfolio

PORTFOLIO OF INVESTMENTS - continued June 30, 2001 (Unaudited) (Percentage of
Net Assets)

Par                Security                                                                                            Value
Amount             Description                                                     Coupon         Maturity           (Note 2)
                   -----------                                                     ------         --------           --------


            U.S. Government Agency Mortgage Backed Securities - continued
$161,152    Government National Mortgage Association..........................    8.000%         05/15/2027          $167,130
659,036     Government National Mortgage Association..........................    6.500%         04/15/2028           652,851
1,317,761   Government National Mortgage Association..........................    6.500%         10/15/2028         1,305,394
333,708     Government National Mortgage Association..........................    6.500%         11/15/2028           330,576
2,329,420   Government National Mortgage Association..........................    6.500%         12/15/2028         2,307,558
201,324     Government National Mortgage Association..........................    6.500%         01/15/2029           199,434
135,890     Government National Mortgage Association..........................    6.500%         02/15/2029           134,615
225,228     Government National Mortgage Association..........................    6.500%         04/15/2029           223,114
273,050     Government National Mortgage Association..........................    6.500%         05/15/2029           270,487
142,261     Government National Mortgage Association..........................    6.500%         06/15/2029           140,926
77,175      Government National Mortgage Association..........................    8.000%         07/15/2029            80,037
205,334     Government National Mortgage Association..........................    8.000%         09/15/2029           212,950
426,082     Government National Mortgage Association..........................    8.000%         10/15/2029           441,887
66,181      Government National Mortgage Association..........................    8.000%         05/15/2030            68,636
103,672     Government National Mortgage Association..........................    8.000%         05/15/2030           107,517
210,021     Government National Mortgage Association..........................    8.000%         06/15/2030           217,812
159,891     Government National Mortgage Association..........................    8.000%         06/15/2030           165,822
45,859      Government National Mortgage Association..........................    8.000%         07/15/2030            47,560
531,158     Government National Mortgage Association..........................    8.000%         07/15/2030           550,861
457,612     Government National Mortgage Association..........................    8.000%         07/15/2030           474,586
169,701     Government National Mortgage Association..........................    8.000%         07/15/2030           175,996
            ----------------------------------------                              ------         ----------           -------

                                                                                                                   33,083,668

            U.S. Treasury Securities - 7.7%
285,000     U.S. Treasury Inflation Index Note(a).............................    3.500%         01/15/2011           290,774
2,670,000   U.S. Treasury Note(a).............................................    5.000%         02/15/2011         2,591,571
460,000     U.S. Treasury CPI Note(a).........................................    3.875%         04/15/2029           529,968
855,000     U.S. Treasury Note(a).............................................    6.250%         05/15/2030           906,969
1,745,000   U.S. Treasury Bond(d).............................................    8.875%         02/15/2019         2,312,125
1,738,000   U.S. Treasury Bond(a).............................................    6.750%         08/15/2026         1,928,773
220,000     U.S. Treasury Bond(a).............................................    5.250%         02/15/2029           201,463
730,000     U.S. Treasury Bond(a).............................................    6.125%         08/15/2029           757,313
            ---------------------                                                 ------         ----------           -------

                                                                                                                    9,518,956

            Total Domestic Bonds & Debt Securities (Cost $106,641,678)                                            107,503,873
            ----------------------------------------------------------                                            -----------

            Foreign Bonds & Debt Securities - 9.6%
            Brazil - 0.1%
110,000     Brazil (Republic of) (U.S.$)......................................   14.500%         10/15/2009           114,125
30,000      Brazil (Republic of) (U.S.$)......................................   12.750%         01/15/2020            26,850
60,000      Brazil (Republic of) (U.S.$)......................................   11.000%         08/17/2040            44,276
12,314      Brazil C Bond (U.S.$).............................................    8.000%         04/15/2014             9,146
            ----------------------                                                ------         ----------             -----

                                                                                                                      194,397

            Canada - 0.3%
165,000     Canadian National Railway Co. (Yankee)............................    6.900%         07/15/2028           156,236
200,000     Rogers Wireless Communications, Inc. (144A) (U.S.$)(b)............    9.625%         05/01/2011           202,000
            ------------------------------------------------------                ------         ----------           -------

                                                                                                                      358,236

            Colombia - 0.1%
15,000      Colombia (Republic of) (U.S.$)....................................   10.500%         06/13/2006            15,487
20,000      Colombia (Republic of) (U.S.$)....................................    9.750%         04/23/2009            19,150
                        See notes to financial statements

Met Investors Series Trust
J.P. Morgan Quality Bond Portfolio


PORTFOLIO OF INVESTMENTS - continued June 30, 2001 (Unaudited) (Percentage of
Net Assets)

Par                Security                                                                                            Value
Amount             Description                                                     Coupon         Maturity           (Note 2)
                   -----------                                                     ------         --------           --------



            Colombia - continued
$50,000     Colombia (Republic of) (U.S.$)....................................    9.750%         04/09/2011           $51,250
15,000      Colombia (Republic of) (U.S.$)....................................   11.750%         02/25/2020            14,363
            ------------------------------                                       -------         ----------            ------

                                                                                                                      100,250

            Costa Rica - 0.0%
10,000      Costa Rica (Republic of) (U.S.$)..................................    9.335%         05/15/2009            10,544
            --------------------------------                                      ------         ----------            ------

            France - 3.5%
580,000     AXA (Yankee)......................................................    8.600%         12/15/2030           639,325
470,000     France Telecom S.A. (144A) (U.S.$)(b).............................    7.750%         03/01/2011           479,871
3,800,000   French Treasury Note (Global).....................................    5.000%         01/12/2006         3,263,923
            -----------------------------                                         ------         ----------         ---------

                                                                                                                    4,383,119

            Germany - 2.6%
3,700,000   Bundesobligation (Global).........................................    5.000%         02/17/2006         3,186,484
            -------------------------                                             ------         ----------         ---------

            Luxembourg - 0.1%
80,000      Tyco International Group S.A. (Yankee)............................    6.375%         06/15/2005            80,882
            --------------------------------------                                ------         ----------            ------

            Mexico - 0.2%
15,000      United Mexican States (U.S.$).....................................    8.625%         03/12/2008            15,600
20,000      United Mexican States (U.S.$).....................................   10.375%         02/17/2009            22,420
80,000      United Mexican States (U.S.$).....................................   11.375%         09/15/2016            96,720
10,000      United Mexican States (U.S.$).....................................   11.500%         05/15/2026            12,625
80,000      United Mexican States Series A (Global)...........................    9.875%         02/01/2010            87,720
            ---------------------------------------                               ------         ----------            ------

                                                                                                                      235,085

            Netherlands - 0.9%
410,000     Deutsche Telekom Finance B.V. (Yankee)............................    8.250%         06/15/2030           422,772
100,000     HSBC Holdings Plc (144A) (Yankee)(b)..............................    7.400%         04/15/2003           103,448
95,000      Koninklijke KPN N.V. (Yankee).....................................    8.000%         10/01/2010            91,286
330,000     Koninklijke KPN N.V. (144A) (Yankee)(b)...........................    8.375%         10/01/2030           304,483
250,000     KPNQwest B.V. (Yankee)............................................    8.125%         06/01/2009           143,750
            ----------------------                                                ------         ----------           -------

                                                                                                                    1,065,739

            Peru - 0.0%
25,000      Peru (Republic of) (U.S.$)........................................    4.000%         03/07/2017            15,725
35,000      Peru (Republic of) (PDI) (U.S.$)..................................    4.500%         03/07/2017            24,349
            --------------------------------                                      ------         ----------            ------

                                                                                                                       40,074

            Philippine Islands - 0.0%
25,000      Philippines (Republic of) (U.S.$).................................    9.875%         03/16/2010            24,594
25,000      Philippines (Republic of) (U.S.$).................................    9.875%         01/15/2019            21,813
            ---------------------------------                                     ------         ----------            ------

                                                                                                                       46,407

            Qatar - 0.0%
60,000      Qatar (State of) (U.S.$)..........................................    9.750%         06/15/2030            67,882
            ------------------------                                              ------         ----------            ------

            Trinidad - 0.1%
15,000      Trinidad & Tobago (Republic of) (U.S.$)...........................    9.875%         10/01/2009            16,950
50,000      Trinidad & Tobago (Republic of) (U.S.$)...........................    9.750%         07/01/2020            55,000
            ---------------------------------------                               ------         ----------            ------

                                                                                                                       71,950

            United Kingdom - 1.7%
595,000     British Telecom Plc (U.S.$).......................................    8.125%         12/15/2010           633,093
840,000     Marconi Corp. Plc (Yankee)........................................    7.750%         09/15/2010           757,154
                        See notes to financial statements

Met Investors Series Trust
J.P. Morgan Quality Bond Portfolio


PORTFOLIO OF INVESTMENTS - continued June 30, 2001 (Unaudited)
(Percentage of Net Assets)

Par                Security                                                                                            Value
Amount             Description                                                     Coupon         Maturity           (Note 2)
                   -----------                                                     ------         --------           --------


            United Kingdom - continued
$595,000    Royal Bank of Scotland Group Plc (U.S.$)..........................   9.118%         03/31/2049          $660,564
70,000      Telewest Communication Plc (Yankee)...............................   9.875%         02/01/2010            59,150
            -----------------------------------                                  ------         ----------            ------

                                                                                                                   2,109,961

            Total Foreign Bonds & Debt Securities (Cost $12,338,901)                                              11,951,010
            --------------------------------------------------------                                              ----------

            Short-Term Investments - 4.5%
1,064,539   Banc One, Bank Note, 4.058%, due 07/02/01(e)...................................................        1,064,539
851,631     Credit Suisse First Boston, Triparty Corporate, 4.165%, due 07/02/01(e)........................          851,631
838,027     Fleet National Bank, Bank Note, 4.205%, due 10/31/01(e)........................................          838,027
425,816     Merrill Lynch I, Triparty Corporate, 4.165%, due 07/02/01(e)...................................          425,816
212,908     Merrill Lynch, Bank Note, 3.94%, due 04/05/02(e)...............................................          212,908
1,277,447   Merrimac, Money Market Fund, 4.12%, due 07/02/01(e)............................................        1,277,447
212,908     Royal Bank of Canada, Eurodollar Overnight, 4.00%, due 07/02/01(e).............................          212,908
638,724     Toronto Dominion, Eurodollar Overnight, 4.063%, due 07/02/01(e)................................          638,724
            ---------------------------------------------------------------                                          -------

            Total Short-Term Investments (Cost $5,522,000).................................................        5,522,000
            ----------------------------------------------                                                         ---------

            TOTAL INVESTMENTS - 100.8%
            (Cost $124,502,579)............................................................................      124,976,883
            -------------------                                                                                  -----------

            Other Assets and Liabilities (net) - (0.8%)....................................................         (990,617)
            -------------------------------------------                                                             ---------

            TOTAL NET ASSETS - 100.0%......................................................................     $123,986,266
            =========================                                                                           ============

               Portfolio Footnotes:

               (a) All or a portion of these securities have been segregated to cover open futures contracts and/or when-issued/ delayed delivery transactions.

               (b) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

               (c) Security purchased on a delayed or when-issued basis.

               (d) Held as collateral for open futures contracts.

               (e) Represents investment of collateral received from securities lending transactions.

               PDI - Past Due Interest

               Yankee - U.S. Dollar denominated bonds issued by non-U.S. companies in the U.S.

               See notes to financial statements
                                       49

Met Investors Series Trust
J.P. Morgan Quality Bond Portfolio

PORTFOLIO OF INVESTMENTS - continued June 30, 2001 (Unaudited) (Percentage of Net Assets)

The following table summarizes the portfolio composition of long-term debt holdings at June 30, 2001, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.


Portfolio Composition by Credit Quality
             Ratings%                                  of portfolio
             Treasury                                          10.00%
             Agency                                             30.40
             AAA                                                33.90
             AA                                                  2.40
             A                                                  11.80
             BBB                                                 9.30
             BB                                                  1.80
             B                                                   0.40
                                                               100.0%

                             See notes to financial statements

Met Investors Series Trust
J.P. Morgan Select Equity Portfolio

PORTFOLIO OF INVESTMENTS
June 30, 2001 (Unaudited)
(Percentage of Net Assets)

Security                                                             Value
Description                                           Shares        (Note 2)
                                                      ------        --------

Common Stocks - 96.7%
Aerospace & Defense - 0.2%
Honeywell International, Inc.......................... 14,400         $503,856
                                                       ------         --------

Airlines - 0.3%
Southwest Airlines Co................................. 35,900          663,791
                                                       ------          -------

Apparel Retailers - 0.4%
Abercrombie & Fitch Co.*.............................. 21,100          938,950
                                                       ------          -------

Automotive - 0.6%
Lear Corp.*........................................... 35,600        1,242,440
                                                       ------        ---------

Banking - 5.6%
American Express Co................................... 28,800        1,117,440
Bank One Corp......................................... 97,000        3,472,600
Capital One Financial Corp............................ 38,000        2,280,000
First Union Corp...................................... 25,600          894,464
National Commerce Financial Corp...................... 35,800          872,446
U.S. Bancorp..........................................144,620        3,295,890
                                                      -------        ---------

                                                                    11,932,840

Beverages, Food & Tobacco - 4.2%
Coca-Cola Co. (The)................................... 46,100        2,074,500
Pepsico, Inc.......................................... 34,700        1,533,740
Philip Morris Co., Inc.(a)............................106,900        5,425,175
                                                      -------        ---------

                                                                     9,033,415

Chemicals - 0.6%
Praxair, Inc.......................................... 25,240        1,186,280
                                                       ------        ---------

Commercial Services - 0.7%
Cendant Corp.*........................................ 75,475        1,471,762
                                                       ------        ---------

Communications - 2.7%
American Tower Corp.*................................. 48,900        1,010,763
CIENA Corp.*.......................................... 26,700        1,014,600
Cisco Systems, Inc.*..................................181,900        3,310,580
Corvis Corp.*......................................... 45,300          198,867
JDS Uniphase Corp.*................................... 14,100          179,775
                                                       ------          -------

                                                                     5,714,585

Computer Software & Processing - 6.1%
Citrix Systems, Inc.*................................. 23,500          820,150
Microsoft Corp.*(a)................................... 87,400        6,345,240
NCR Corp.*............................................ 41,900        1,969,300
Oracle Corp.*......................................... 64,900        1,233,100
Peregrine Systems, Inc.*.............................. 41,000        1,189,000
Rational Software Corp.*.............................. 22,700          636,735
Siebel Systems, Inc.*.................................  8,800          412,720
VERITAS Software Corp.*...............................  8,594          571,759
                                                        -----          -------

                                                                    13,178,004

Computers & Information - 3.2%
Compaq Computer Corp.................................. 61,800          957,281
EMC Corp.*............................................ 17,200          499,660
International Business Machines Corp.................. 34,900        3,943,700
Sun Microsystems, Inc.*............................... 99,800        1,568,856
                                                       ------        ---------

                                                                     6,969,497

Cosmetics & Personal Care - 1.1%
Gillette Co........................................... 78,400        2,272,816
                                                       ------        ---------

Electric Utilities - 2.0%
Ameren Corp........................................... 29,200        1,246,840
Edison International..................................110,400        1,230,960
FPL Group, Inc........................................ 11,100          668,331
Wisconsin Energy Corp................................. 50,600        1,202,762
                                                       ------        ---------

                                                                     4,348,893

Electrical Equipment - 4.2%
General Electric Co.(a)...............................185,700        9,052,875
                                                      -------        ---------

Electronics - 3.8%
Altera Corp.*......................................... 36,700        1,064,300
Intel Corp............................................132,300        3,869,775
Micron Technology, Inc.*.............................. 11,800          484,980
Motorola, Inc......................................... 59,600          986,976
Texas Instruments, Inc................................ 29,100          916,650
Xilinx, Inc.*......................................... 19,100          787,684
                                                       ------          -------

                                                                     8,110,365

Entertainment & Leisure - 0.5%
Mattel, Inc........................................... 52,300          989,516
                                                       ------          -------

Environmental Controls - 1.7%
Republic Services, Inc.*.............................. 23,700          470,445
Waste Management, Inc.................................101,574        3,130,511
                                                      -------        ---------

                                                                     3,600,956

Financial Services - 5.3%
Citigroup, Inc.(a)....................................143,909        7,604,152
Countrywide Credit Industries, Inc.................... 30,800        1,413,104
E*Trade Group, Inc.*.................................. 59,267          382,272
Goldman Sachs Group, Inc. (The)....................... 24,200        2,076,360
                                                       ------        ---------

                                                                    11,475,888

Food Retailers - 0.4%
Safeway, Inc.*........................................ 16,900          811,200
                                                       ------          -------

Forest Products & Paper - 0.6%
Smurfit-Stone Container Corp.*........................ 83,283        1,349,185
                                                       ------        ---------

Health Care Providers - 1.4%
Tenet Healthcare Corp.*............................... 60,300        3,110,877
                                                       ------        ---------

Heavy Machinery - 2.0%
Applied Materials, Inc.*.............................. 27,300        1,340,430
Cooper Cameron Corp.*................................. 22,300        1,244,340
Cooper Industries, Inc................................ 43,800        1,734,042
                                                       ------        ---------

                                                                     4,318,812

                        See notes to financial statements

Met Investors Series Trust
J.P. Morgan Select Equity Portfolio

PORTFOLIO OF INVESTMENTS - continued June 30, 2001 (Unaudited)
(Percentage of Net Assets)

Security                                                                              Value
Description                                                             Shares       (Note 2)
                                                                        ------       --------

Home Construction, Furnishings & Appliances - 2.0%
Gemstar-TV Guide Intl., Inc.*.....................................       41,000       $1,804,000
Johnson Controls, Inc.............................................       33,000        2,391,510
                                                                         ------        ---------

                                                                                       4,195,510

Household Products - 0.7%
Procter & Gamble Co...............................................       23,200        1,480,160
                                                                         ------        ---------

Industrial - Diversified - 3.7%
Tyco International, Ltd.(a).......................................      144,639        7,882,826
                                                                        -------        ---------

Insurance - 4.3%
Ambac Financial Group, Inc........................................       40,350        2,348,370
American International Group, Inc.(a).............................       46,700        4,016,200
Cigna Corp........................................................       30,500        2,922,510
                                                                         ------        ---------

                                                                                       9,287,080

Lodging - 0.5%
Marriott International, Inc. - Class A............................       21,900        1,036,746
                                                                         ------        ---------

Media - Broadcasting & Publishing - 4.6%
Adelphia Communications Corp.*....................................       38,400        1,574,400
AOL Time Warner, Inc.*(a).........................................      103,100        5,464,300
Comcast Corp. - Class A*..........................................       10,000          434,000
Fox Entertainment Group, Inc. - Class A*..........................       29,800          831,420
Gannett Co., Inc..................................................       25,000        1,647,500
                                                                         ------        ---------

                                                                                       9,951,620

Medical Supplies - 2.1%
Applera Corp. - Applied Biosystems Group..........................       46,400        1,241,200
Bard (C.R.), Inc..................................................       30,000        1,708,500
Danaher Corp......................................................       28,200        1,579,200
                                                                         ------        ---------

                                                                                       4,528,900

Metals - 0.8%
Alcoa, Inc........................................................       21,116          831,970
Allegheny Technologies, Inc.......................................       54,000          976,860
                                                                         ------          -------

                                                                                       1,808,830

Oil & Gas - 7.7%
Anadarko Petroleum Corp...........................................        9,600          518,688
Chevron Corp.(a)..................................................       57,300        5,185,650
Conoco, Inc. - Class B............................................       26,800          774,520
Dynegy, Inc. - Class A............................................       34,500        1,604,250
Exxon Mobil Corp.(a)..............................................       75,910        6,630,738
Global Marine, Inc.*..............................................       95,500        1,779,165
                                                                         ------        ---------

                                                                                      16,493,011

Pharmaceuticals - 10.3%
American Home Products Corp.......................................       27,800        1,624,632
Amgen, Inc.*......................................................       31,800        1,929,624
Bristol-Myers Squibb Co...........................................       20,800        1,087,840
Human Genome Sciences, Inc.*......................................       14,983          902,726
Johnson & Johnson.................................................       60,172        3,008,600
Merck & Co., Inc..................................................       41,200        2,633,092
Pfizer, Inc.(a)...................................................      102,550        4,107,127
Pharmacia Corp....................................................       52,874        2,429,560
Schering-Plough Corp..............................................      108,800        3,942,912
Vertex Pharmaceuticals, Inc.*.....................................        8,600          425,700
                                                                          -----          -------

                                                                                      22,091,813

Real Estate - 0.3%
Security Capital Group, Inc.*.....................................       30,500          652,700
                                                                         ------          -------

Retailers - 3.8%
Home Depot, Inc...................................................       72,300        3,365,565
Target Corp.......................................................       21,700          750,820
TJX Companies, Inc................................................       50,100        1,596,687
Wal-Mart Stores, Inc..............................................       48,700        2,376,560
                                                                         ------        ---------

                                                                                       8,089,632

Telephone Systems - 6.6%
AT&T Corp.........................................................            1               22
AT&T Corp. - Liberty Media Group*.................................       62,000        1,084,380
BellSouth Corp....................................................       21,200          853,724
Level 3 Communications, Inc.*.....................................       76,400          419,436
Nextel Communications, Inc.*......................................       27,700          484,750
Qwest Communications Intl., Inc.*.................................       95,400        3,040,398
SBC Communications, Inc...........................................       47,977        1,921,959
Sprint Corp. - PCS Group*.........................................      101,100        2,441,565
TyCom, Ltd.*......................................................      107,800        1,854,160
Verizon Communications, Inc.......................................       39,238        2,099,233
                                                                         ------        ---------

                                                                                      14,199,627

Textiles, Clothing & Fabrics - 0.2%
Jones Apparel Group, Inc.*........................................        9,600          414,720
                                                                          -----          -------

U.S. Government Agency - 1.5%
Federal National Mortgage Association.............................       38,900        3,312,335
                                                                         ------        ---------

Total Common Stocks (Cost $207,621,013)...........................                   207,702,313
                                                                                     -----------

                        See notes to financial statements

Met Investors Series Trust
J.P. Morgan Select Equity Portfolio

PORTFOLIO OF INVESTMENTS - continued June 30, 2001 (Unaudited)
(Percentage of Net Assets)

Par          Security                                                                                           Value
Amount       Description                                                                                        (Note 2)
             Short-Term Investments - 5.4%
$2,062,836   Banc One, Bank Note, 4.058%, due 07/02/01(b)..............................................       $2,062,836
1,650,268    Credit Suisse First Boston, Triparty Corporate, 4.165%, due 07/02/01(b)...................        1,650,268
1,623,908    Fleet National Bank, Bank Note, 4.205%, due 10/31/01(b)...................................        1,623,908
825,134      Merrill Lynch I, Triparty Corporate, 4.165%, due 07/02/01(b)..............................          825,134
412,567      Merrill Lynch, Bank Note, 3.94%, due 04/05/02(b)..........................................          412,567
2,475,403    Merrimac, Money Market Fund, 4.12%, due 07/02/01(b).......................................        2,475,403
412,567      Royal Bank of Canada, Eurodollar Overnight, 4.00%, due 07/02/01(b)........................          412,567
1,237,701    Toronto Dominion, Eurodollar Overnight, 4.063%, due 07/02/01(b)...........................        1,237,701
900,000      U.S. Treasury Note, 6.25%, due 02/28/02(c)................................................          914,843
             ------------------------------------------                                                          -------

             Total Short-Term Investments (Cost $11,607,099)...........................................       11,615,227
             -----------------------------------------------                                                  ----------

             TOTAL INVESTMENTS - 102.1%
             (Cost $219,228,112).......................................................................      219,317,540

             Other Assets and Liabilities (net) - (2.1%)...............................................       (4,626,051)
             -------------------------------------------                                                      -----------

             TOTAL NET ASSETS - 100%...................................................................     $214,691,489
             =======================                                                                        ============

           Portfolio Footnotes:

           * ___ Non-income producing security.

     (a) All or a portion of these securities have been segregated to cover open futures contracts.

     (b) Represents investment of collateral received from securities lending transactions.

     (c) Held as collateral for open futures contracts.

           See notes to financial statements

Met Investors Series Trust
J.P. Morgan Enhanced Index Portfolio

PORTFOLIO OF INVESTMENTS
June 30, 2001 (Unaudited)
(Percentage of Net Assets)

Security                                                              Value
Description                                             Shares       (Note 2)
                                                        ------       --------

Common Stocks - 99.7%

Aerospace & Defense - 1.1%
B.F. Goodrich Co., (The)................................  8,400         $319,032
Boeing Co............................................... 18,000        1,000,800
Honeywell International, Inc............................ 16,400          573,836
Lockheed Martin Corp....................................  2,800          103,740
United Technologies Corp................................  5,900          432,234
                                                          -----          -------

                                                                       2,429,642

Airlines - 0.5%
Delta Air Lines, Inc.................................... 11,600          511,328
Southwest Airlines Co................................... 35,800          661,942
                                                         ------          -------

                                                                       1,173,270

Apparel Retailers - 0.3%
Abercrombie & Fitch Co.*................................  8,000          356,000
Kohl's Corp.*...........................................  1,100           69,003
Limited, Inc. (The)..................................... 10,600          175,112
                                                         ------          -------

                                                                         600,115

Automotive - 1.3%
Delphi Automotive Systems Corp.......................... 13,700          218,241
Ford Motor Co...........................................  6,400          157,120
General Motors Corp..................................... 27,000        1,737,450
Harley-Davidson, Inc....................................  2,000           94,160
Lear Corp.*.............................................  5,500          191,950
Rockwell International Corp............................. 10,800          411,696
                                                         ------          -------

                                                                       2,810,617

Banking - 7.0%
American Express Co..................................... 37,800        1,466,640
AmeriCredit Corp.*......................................  6,400          332,480
AmSouth Bancorp......................................... 19,200          355,008
Bank of America Corp.................................... 10,000          600,300
Bank of New York Co., Inc. (The)........................    900           43,200
Bank One Corp........................................... 55,200        1,976,160
Capital One Financial Corp.............................. 23,500        1,410,000
Compass Bancshares, Inc.................................  2,500           66,250
Dime Bancorp, Inc.......................................  2,600           96,850
First Union Corp........................................ 25,200          880,488
Golden State Bancorp, Inc...............................  6,300          194,040
Greenpoint Financial Corp...............................  4,900          188,160
Hibernia Corp...........................................  5,200           92,560
Household International, Inc............................ 15,200        1,013,840
IndyMac Bancorp, Inc.*..................................  3,100           83,080
KeyCorp................................................. 22,400          583,520
Marshall and Ilsley Corp................................  1,400           75,460
MBNA Corp...............................................  1,600           52,720
National Commerce Financial Corp........................  8,500          207,145
PNC Financial Services Group............................ 20,700        1,361,853
Providian Financial Corp................................ 10,900          645,280
Suntrust Banks, Inc.....................................    800           51,824
U.S. Bancorp............................................101,200        2,306,348
Wachovia Corp...........................................  2,800          199,220
Washington Mutual, Inc.................................. 31,100        1,167,805
Wilmington Trust Corp...................................  1,200           75,180
                                                          -----           ------

                                                                      15,525,411

Beverages, Food & Tobacco - 4.3%
Coca-Cola Co. (The)..................................... 44,100        1,984,500
General Mills, Inc......................................  3,100          135,718
Heinz (H.J.), Co........................................ 12,600          515,214
Kellogg Co.............................................. 13,600          394,400
Kraft Foods, Inc. - Class A*............................  6,400          198,400
Pepsico, Inc............................................ 15,200          671,840
Philip Morris Co., Inc.................................. 92,600        4,699,450
Quaker Oats Co. (The)...................................  7,800          711,750
Unilever NV - New York Shares...........................  4,900          291,893
                                                          -----          -------

                                                                       9,603,165

Chemicals - 1.7%
Air Products & Chemicals, Inc........................... 14,400          658,800
Dow Chemical Co......................................... 21,400          711,550
E. I. du Pont De Nemours and Co.........................  4,700          226,728
PPG Industries, Inc..................................... 12,900          678,153
Praxair, Inc............................................ 14,900          700,300
Rohm & Haas Co.......................................... 25,400          835,660
                                                         ------          -------

                                                                       3,811,191

Commercial Services - 0.5%
Cendant Corp.*.......................................... 61,800        1,205,100
                                                         ------        ---------

Communications - 2.6%
CIENA Corp.*............................................ 19,600          744,800
Cisco Systems, Inc.*(a).................................172,500        3,139,500
Corning, Inc............................................ 19,600          327,516
JDS Uniphase Corp.*..................................... 10,700          136,425
Lucent Technologies, Inc................................ 60,700          376,340
Nortel Networks Corp....................................  2,400           21,816
QUALCOMM, Inc.*......................................... 17,400        1,017,552
                                                         ------        ---------

                                                                       5,763,949

Computer Software & Processing - 6.4%
Adobe Systems, Inc......................................  5,300          249,100
Automatic Data Processing, Inc.......................... 13,600          675,920
BEA Systems, Inc.*...................................... 11,700          359,307
Citrix Systems, Inc.*................................... 17,900          624,710
Microsoft Corp.*........................................108,300        7,862,580
NCR Corp.*.............................................. 22,400        1,052,800
Oracle Corp.*........................................... 99,900        1,898,100
Parametric Technology Corp.*............................ 13,800          193,062
Peregrine Systems, Inc.*................................ 12,700          368,300
Siebel Systems, Inc.*...................................  4,900          229,810
VERITAS Software Corp.*................................. 11,100          738,483
                                                         ------          -------

                                                                      14,252,172

Computers & Information - 4.5%
Cabletron Systems, Inc.*................................  1,100           25,135
Compaq Computer Corp.................................... 64,200          994,458
Dell Computer Corp.*.................................... 42,200        1,095,090

                             See notes to financial statements

Met Investors Series Trust
J.P. Morgan Enhanced Index Portfolio

PORTFOLIO OF INVESTMENTS - continued June 30, 2001 (Unaudited) (Percentage of Net Assets)

Security                                                             Value
Description                                                  Shares  Note 2)
                                                             ------  -------

Computers & Information - continued
Electronic Data Systems Corp.................................  5,100   $318,750
EMC Corp.*................................................... 37,700  1,095,185
Hewlett-Packard Co........................................... 16,000    457,600
International Business Machines Corp......................... 40,200  4,542,600
Sun Microsystems, Inc.*...................................... 92,600  1,455,672
                                                              ------  ---------

                                                                      9,984,490

Cosmetics & Personal Care - 0.7%
Estee Lauder Co.............................................. 12,000    517,200
Gillette Co.................................................. 39,100  1,133,509
                                                              ------  ---------

                                                                      1,650,709

Electric Utilities - 3.0%
Ameren Corp..................................................  8,700    371,490
Cinergy Corp.................................................  9,500    332,025
CMS Energy Corp.............................................. 13,000    362,050
Consolidated Edison, Inc.....................................    700     27,860
DTE Energy Co................................................ 11,900    552,636
Edison International......................................... 34,900    389,135
Entergy Corp................................................. 28,500  1,094,115
FPL Group, Inc...............................................  2,400    144,504
GPU, Inc.....................................................  7,300    256,595
NiSource, Inc................................................  2,600     71,058
PG&E Corp.................................................... 37,100    415,520
Pinnacle West Capital Corp...................................  6,400    303,360
Potomac Electric Power Co....................................  4,000     83,680
Progress Energy, Inc......................................... 16,100    723,212
TXU Corp..................................................... 18,600    896,334
Wisconsin Energy Corp........................................  6,900    164,013
Xcel Energy, Inc............................................. 14,500    412,525
                                                              ------    -------

                                                                      6,600,112

Electrical Equipment - 5.0%
Emerson Electric Co..........................................  9,300    562,650
General Electric Co.(a)......................................208,600 10,169,250
Grainger (W.W.), Inc.........................................  8,900    366,324
                                                               -----    -------

                                                                     11,098,224

Electronics - 4.2%
Altera Corp.*................................................ 11,200    324,800
Analog Devices, Inc.*........................................    700     30,275
Broadcom Corp. - Class A*....................................  2,000     85,520
Cypress Semiconductor Corp.*.................................  1,400     33,390
Intel Corp.(a)...............................................142,900  4,179,825
Lattice Semiconductor Corp.*.................................  5,300    129,320
Linear Technology Corp....................................... 13,900    614,658
LSI Logic Corp.*.............................................  9,800    184,240
Maxim Integrated Products, Inc.*.............................  6,800    300,628
Micron Technology, Inc.*.....................................  8,200    337,020
Motorola, Inc................................................ 82,300  1,362,888
PMC-Sierra, Inc.*............................................  2,600     80,782
Texas Instruments, Inc....................................... 30,700    967,050
Xilinx, Inc.*................................................ 14,700    606,228
                                                              ------    -------

                                                                      9,236,624

Entertainment & Leisure - 0.7%
Carnival Corp................................................    600     18,420
Eastman Kodak Co............................................. 14,500    676,860
Hasbro, Inc.................................................. 13,900    200,855
Mattel, Inc.................................................. 37,000    700,040
                                                              ------    -------

                                                                      1,596,175

Environmental Controls - 0.0%
Waste Management, Inc........................................    200      6,164
                                                                 ---      -----

Financial Services - 5.3%
A.G. Edwards, Inc............................................  3,400    153,000
Charles Schwab Corp. (The)................................... 26,600    406,980
Charter One Financial, Inc...................................  4,600    146,740
Citigroup, Inc...............................................148,000  7,820,320
Countrywide Credit Industries, Inc........................... 14,000    642,320
E*Trade Group, Inc.*......................................... 27,900    179,955
Goldman Sachs Group, Inc. (The).............................. 10,200    875,160
Legg Mason, Inc..............................................    200      9,952
Mellon Financial Corp........................................    100      4,600
Merrill Lynch & Co., Inc.....................................  1,600     94,800
Morgan Stanley Dean Witter & Co..............................  6,700    430,341
Stilwell Financial, Inc...................................... 20,800    698,048
TD Waterhouse Group, Inc.*................................... 17,700    193,461
                                                              ------    -------

                                                                     11,655,677

Food Retailers - 0.8%
Kroger Co.*.................................................. 31,600    790,000
Safeway, Inc.*............................................... 22,100  1,060,800
                                                              ------  ---------

                                                                      1,850,800

Forest Products & Paper - 0.6%
Georgia-Pacific Group........................................    500     16,925
Kimberly-Clark Corp.......................................... 18,300  1,022,970
Smurfit-Stone Container Corp.*............................... 12,900    208,980
                                                              ------    -------

                                                                      1,248,875

Health Care Providers - 1.0%
HCA-The Healthcare Company................................... 13,100    591,989
Tenet Healthcare Corp.*...................................... 32,100  1,656,039
Wellpoint Health Networks, Inc.*.............................    600     56,544
                                                                 ---     ------

                                                                      2,304,572

Heavy Machinery - 1.7%
Applied Materials, Inc.*..................................... 22,800  1,119,480
Baker Hughes, Inc............................................  7,600    254,600
Black & Decker Corp..........................................    600     23,676
Cooper Cameron Corp.*........................................ 10,700    597,060
Cooper Industries, Inc.......................................  8,000    316,720
Dover Corp...................................................  3,400    128,010
Eaton Corp...................................................  6,800    476,680
Ingersoll-Rand Co............................................ 12,600    519,120
Parker-Hannifin Corp.........................................  5,100    216,444
                                                               -----    -------

                                                                      3,651,790

                        See notes to financial statements

Met Investors Series Trust
J.P. Morgan Enhanced Index Portfolio

PORTFOLIO OF INVESTMENTS - continued June 30, 2001 (Unaudited)
(Percentage of Net Assets)

Security                                                                       Value
Description                                                    Shares       (Note 2)
                                                               ------       --------

Home Construction, Furnishings & Appliances - 0.8%
Gemstar-TV Guide Intl., Inc.*.................................  26,800       $1,179,200
Johnson Controls, Inc.........................................   7,200          521,784
                                                                 -----          -------

                                                                              1,700,984

Household Products - 1.0%
Procter & Gamble Co...........................................  34,600        2,207,480
                                                                ------        ---------

Industrial - Diversified - 1.6%
ITT Industries, Inc...........................................   7,700          340,725
Temple Inland, Inc............................................   1,400           74,606
Tyco International, Ltd.......................................  59,000        3,215,500
                                                                ------        ---------

                                                                              3,630,831

Insurance - 4.5%
Aetna, Inc.*..................................................   2,800           72,436
Allstate Corp.................................................  38,900        1,711,211
Ambac Financial Group, Inc....................................  12,200          710,040
American General Corp.........................................  32,000        1,486,400
American International Group, Inc.............................  33,000        2,838,000
Cigna Corp....................................................   9,200          881,544
Hartford Financial Services Group, Inc........................   6,400          437,760
Lincoln National Corp.........................................   6,500          336,375
Marsh & McLennan Co., Inc.....................................   2,600          262,600
MBIA, Inc.....................................................  13,200          734,976
Protective Life Corp..........................................   2,900           99,673
St. Paul Companies, Inc. (The)................................     700           35,483
Torchmark Corp................................................  11,600          466,435
                                                                ------          -------

                                                                             10,072,933

Lodging - 0.7%
Hilton Hotels Corp............................................  29,500          342,200
Marriott International, Inc. - Class A........................  14,200          672,228
Starwood Hotels & Resorts Worldwide, Inc......................  16,600          618,848
                                                                ------          -------

                                                                              1,633,276

Media - Broadcasting & Publishing - 4.3%
Adelphia Communications Corp.*................................   7,900          323,900
AOL Time Warner, Inc.*........................................ 102,500        5,432,500
Charter Communications, Inc. - Class A*.......................     600           14,010
Comcast Corp. - Class A*......................................  17,600          763,840
Fox Entertainment Group, Inc. - Class A*......................   7,900          220,410
Gannett Co., Inc..............................................  16,700        1,100,530
Viacom Inc. - Class B*........................................  32,500        1,681,875
                                                                ------        ---------

                                                                              9,537,065

Medical Supplies - 1.8%
Agilent Technologies, Inc.*...................................   1,500           48,750
Applera Corp. - Applied Biosystems Group......................   8,300          222,025
Bard (C.R.), Inc..............................................   4,300          244,885
Baxter International, Inc.....................................  12,600          617,400
Becton Dickinson & Co.........................................  22,500          805,275
Boston Scientific Corp.*......................................  15,200          258,400
Danaher Corp..................................................   7,700          431,200
Forest Laboratories, Inc.*....................................   9,000          639,000
Guidant Corp.*................................................  11,500          414,000
St. Jude Medical, Inc.*.......................................   6,200          372,000
                                                                 -----          -------

                                                                              4,052,935

Metals - 0.7%
Alcoa, Inc....................................................  39,600        1,560,240
                                                                ------        ---------

Oil & Gas - 7.2%
Anadarko Petroleum Corp.......................................   9,200          497,076
Chevron Corp..................................................  28,900        2,615,450
Conoco, Inc. - Class B........................................  36,500        1,054,850
Diamond Offshore Drilling, Inc................................   6,500          214,825
Dynegy, Inc. - Class A........................................  11,200          520,800
Enron Corp....................................................   4,900          240,100
Exxon Mobil Corp..............................................  79,100        6,909,385
Global Marine, Inc.*..........................................  24,900          463,887
Rowan Companies, Inc.*........................................   4,100           90,610
Royal Dutch Petroleum Co......................................  32,700        1,905,429
Texaco, Inc...................................................  22,200        1,478,520
                                                                ------        ---------

                                                                             15,990,932

Pharmaceuticals - 10.0%
Abbott Laboratories...........................................   7,500          360,075
American Home Products Corp...................................  33,600        1,963,584
Amgen, Inc.*..................................................  23,300        1,413,844
Bristol-Myers Squibb Co.......................................  22,000        1,150,600
Eli Lilly & Co................................................  13,900        1,028,600
Human Genome Sciences, Inc.*..................................   7,200          433,800
Johnson & Johnson.............................................  71,628        3,581,400
Merck & Co., Inc..............................................  49,500        3,163,545
Pfizer, Inc................................................... 142,000        5,687,100
Pharmacia Corp................................................  40,100        1,842,595
Schering-Plough Corp..........................................  41,000        1,485,840
Vertex Pharmaceuticals, Inc.*.................................     400           19,800
                                                                   ---           ------

                                                                             22,130,783

Restaurants - 0.3%
McDonald's Corp...............................................  28,000          757,680
                                                                ------          -------

Retailers - 5.1%
Circuit City Stores,       Inc................................   3,600           64,800
Costco Wholesale Corp.*.......................................   6,100          250,588
eBay, Inc.*...................................................   2,500          171,225
Federated Department Stores, Inc.*............................  25,500        1,083,750
Home Depot, Inc...............................................  59,800        2,783,690
Lowes Co., Inc................................................     600           43,530
May Department Stores Co. (The)...............................  18,900          647,514
Target Corp...................................................  38,400        1,328,640
TJX Companies, Inc............................................  27,300          870,051
Wal-Mart Stores, Inc..........................................  79,400        3,874,720
Walgreen Co...................................................   6,100          208,315
                                                                 -----          -------

                                                                             11,326,823

Telephone Systems - 5.9%
AT&T Corp.....................................................  48,900        1,075,800

                             See notes to financial statements

Met Investors Series Trust
J.P. Morgan Enhanced Index Portfolio

PORTFOLIO OF INVESTMENTS - continued June 30, 2001 (Unaudited) (Percentage of
Net Assets)

Security                                                                              Value
Description                                                             Shares       (Note 2)
                                                                        ------       --------

Telephone Systems - continued
AT&T Corp. - Liberty Media Group*.................................       36,000         $629,640
Avaya, Inc.*......................................................       10,641          145,782
BellSouth Corp....................................................       25,100        1,010,777
Broadwing, Inc.*..................................................          600           14,670
Global Crossing Ltd.*.............................................       27,600          238,464
Level 3 Communications, Inc.*.....................................       17,700           97,173
Nextel Communications, Inc.*......................................       24,800          434,000
Qwest Communications Intl., Inc.*.................................       48,800        1,555,256
SBC Communications, Inc...........................................       64,900        2,599,894
Sprint Corp. - PCS Group*.........................................       41,600        1,004,640
Verizon Communications, Inc.......................................       62,600        3,349,100
WorldCom, Inc. - MCI Group*.......................................        6,700          107,870
WorldCom, Inc. - WorldCom Group*..................................       48,400          724,064
                                                                         ------          -------

                                                                                      12,987,130

Textiles, Clothing & Fabrics - 0.3%
Jones Apparel Group, Inc.*........................................       10,200          440,640
NIKE, Inc. - Class B..............................................        4,700          197,353
                                                                          -----          -------

                                                                                         637,993

Transportation - 0.6%
Burlington Northern Santa Fe Corp.................................       26,900          811,573
C.H. Robinson Worldwide, Inc......................................        5,000          139,450
GATX Corp.........................................................          900           36,090
Union Pacific Corp................................................        4,900          269,059
                                                                          -----          -------

                                                                                       1,256,172

U.S. Government Agency - 1.7%
Federal Home Loan Mortgage Corp...................................       19,900        1,393,000
Federal National Mortgage Association.............................       28,900        2,460,835
                                                                         ------        ---------

                                                                                       3,853,835

Total Common Stocks (Cost $226,908,379)...........................                   221,395,936
                                                                                     -----------


Par         Security                                                                                                  Value
Amount      Description                                                                                              (Note 2)

            Short-Term Investments - 5.1%
$2,151,406  Banc One, Bank Note, 4.058%, due 07/02/01(b)...................................................        2,151,406
1,721,125   Credit Suisse First Boston, Triparty Corporate, 4.165%, due  07/02/01(b).......................        1,721,125
1,693,632   Fleet National Bank, Bank Note, 4.205%, due 10/31/01(b)........................................        1,693,632
860,563     Merrill Lynch I, Triparty Corporate, 4.165%, due 07/02/01(b)...................................          860,563
430,281     Merrill Lynch, Bank Note, 3.94%, due 04/05/02(b)...............................................          430,281
2,581,688   Merrimac, Money Market Fund, 4.12%, due 07/02/01(b)............................................        2,581,688
430,281     Royal Bank of Canada, Eurodollar Overnight, 4.00%, due 07/02/01(b).............................          430,281
1,290,844   Toronto Dominion, Eurodollar Overnight, 4.063%, due 07/02/01(b)................................        1,290,844
110,000     U.S. Treasury Note, 5.875%, due 11/30/01(c)....................................................          110,990
            -------------------------------------------                                                              -------

            Total Short-Term Investments (Cost $11,270,358)................................................       11,270,810
            ---------------------------------- ------------                                                       ----------

            TOTAL INVESTMENTS - 104.8%
            (Cost $238,178,737)............................................................................      232,666,746

            Other Assets and Liabilities (net) - (4.8%)....................................................      (10,613,388)
            -------------------------------------------                                                          ------------

            TOTAL NET ASSETS - 100%........................................................................     $222,053,358
            =======================                                                                             ============

               Portfolio Footnotes:

               * Non-income producing security.

               (a) All or a portion of these securities have been segregated to cover open futures contracts.

               (b) Represents investment of collateral received from securities lending transactions.

               (c) Held as collateral for open futures contracts.

               See notes to financial statements

Met Investors Series Trust
J.P. Morgan International Equity Portfolio

PORTFOLIO OF INVESTMENTS
June 30, 2001 (Unaudited)
(Percentage of Net Assets)

Security                                                                               Value
Description                                                             Shares        (Note 2)
                                                                        ------        --------

Common and Preferred Stocks - 99.4% Australia - 4.8%
Australia & New      Zealand Banking Group Ltd....................       42,200         $363,166
Commonwealth Bank Of Australia....................................       71,300        1,239,605
Foster's Brewing Group Ltd........................................      130,000          362,683
News Corp., Ltd. (The) Preferred..................................       79,746          640,241
Santos Ltd........................................................      140,600          464,551
WMC Ltd...........................................................      315,251        1,537,535
                                                                        -------        ---------

                                                                                       4,607,781

Belgium - 0.9%
Agfa Gevaert N.V..................................................       46,487          665,979
Interbrew*........................................................        7,924          212,263
                                                                          -----          -------

                                                                                         878,242

Denmark - 0.5%
Novo Nordisk A/S..................................................       11,844          524,715
                                                                         ------          -------

Finland - 1.3%
Nokia Oyj.........................................................       52,706        1,196,054
                                                                         ------        ---------

France - 16.0%
Air Liquide S.A...................................................       10,508        1,511,625
Aventis...........................................................        3,200          255,802
BNP Paribas.......................................................       18,117        1,578,780
Compagnie de Saint Goban..........................................        1,476          200,818
JC Decaux International*..........................................       10,270          137,553
Lafarge S.A.......................................................        7,966          682,031
Lagardere Groupe..................................................        3,741          176,321
Orange S.A.*......................................................       29,107          236,870
Pechiney S.A., - Class A..........................................        9,544          485,427
PSA Peugeot Citroen*..............................................        3,250          883,536
Sanofi-Synthelabo S.A.............................................       15,074          990,313
Schneider Electric S.A............................................       19,163        1,060,764
Societe Generale..................................................       27,276        1,617,374
Technip S.A.......................................................        2,940          373,836
Total Fina........................................................       19,769        2,771,803
Usinor............................................................       52,848          555,063
Vivendi Environmental S.A.........................................       24,540        1,034,095
Vivendi Universal S.A.............................................       11,346          662,200
                                                                         ------          -------

                                                                                      15,214,211

Germany - 5.2%
Allianz AG(a).....................................................        3,655        1,074,196
Dresdner Bank AG..................................................        7,191          328,869
E.On AG...........................................................       15,543          812,288
Gehe AG...........................................................        3,279          128,140
Muenchener Rueckversicherungs-Gesellschaft AG.....................        2,100          590,999
SAP AG............................................................        5,300          731,879
Schering AG.......................................................       17,682          928,121
Siemens AG........................................................        3,519          213,289
Software AG.......................................................        2,335          152,135
                                                                          -----          -------

                                                                                       4,959,916

Hong Kong - 2.0%
China Mobile (Hong Kong) Ltd.*....................................       93,000          491,269
Hong Kong Electric Holdings Ltd...................................      133,000          511,578
Hutchison Whampoa Ltd.............................................          700            7,068
New World Development Company Ltd.*...............................       88,000          107,188
Sun Hung Kai Properties Ltd.......................................       83,000          747,590
                                                                         ------          -------

                                                                                       1,864,693

Ireland - 0.2%
Irish Life & Permanent Plc........................................       14,698          171,941
                                                                         ------          -------

Italy - 3.4%
Alleanza Assicurazioni............................................       18,750          197,885
Enel SpA..........................................................      195,000          596,738
ENI SpA...........................................................       56,440          690,870
Mediolanum SpA....................................................       22,160          223,730
Pirelli SpA.......................................................      103,000          287,260
Telecom Italia SpA................................................       32,250          153,969
Unicredito Italiano SpA...........................................      244,009        1,052,848
                                                                        -------        ---------

                                                                                       3,203,300

Japan - 21.3%
Aiful Corp........................................................        2,250          203,052
Asahi Breweries, Ltd..............................................       20,000          224,451
Daiwa Securities Group, Inc.......................................       57,000          596,703
FANUC, Ltd........................................................       15,300          762,177
Fujitsu Ltd.......................................................      106,000        1,113,910
Hitachi Ltd.......................................................       93,000          913,886
Honda Motor Co., Ltd..............................................       32,000        1,406,706
Ito-Yokado Co., Ltd...............................................        4,000          184,502
Kao Corp..........................................................        9,000          223,809
KDDI Corp.........................................................           35          163,404
Kubota Corp.......................................................      200,000          795,764
MACNICA, Inc......................................................        2,375          131,458
Marui Co., Ltd....................................................        9,000          129,953
Matsushita Electric Industry(a)...................................       49,000          767,271
Minebea Co., Ltd..................................................       33,000          217,335
Mitsubishi Chemical Corp..........................................      256,000          685,898
Mitsubishi Corp...................................................      128,000        1,031,927
Mitsubishi Heavy Industries Ltd...................................       49,000          223,656
NEC Corp..........................................................       87,000        1,175,959
Nintendo Co. Ltd..................................................        2,200          405,904
Nippon Sheet Glass Co., Ltd.......................................       25,000          145,596
Nippon Yusen Kabushiki Kaisha.....................................       99,000          392,315
Nissan Motor Co., Ltd.(a).........................................       63,000          435,128
Nomura Securities Co., Ltd........................................       32,000          613,509
NTT Mobile Communications Network, Inc............................           46          800,738
Omron Corp........................................................       13,000          235,681
Ricoh Corp., Ltd..................................................       49,000        1,057,356
Sony Corp.........................................................       13,800          907,749
Sumitomo Bank, Ltd................................................       80,000          660,998
Suzuki Motor Corp.................................................       38,000          506,016
Takeda Chemical Industries........................................       24,000        1,116,637
TDK Corp..........................................................        5,800          270,319
Tokio Marine & Fire Insurance Co. Ltd.............................       22,000          205,599

                             See notes to financial statements

                                       58





Met Investors Series Trust
J.P. Morgan International Equity Portfolio

PORTFOLIO OF INVESTMENTS - continued June 30, 2001 (Unaudited) (Percentage of
Net Assets)

Security                                                                               Value
Description                                                             Shares        (Note 2)
                                                                        ------        --------

Japan - continued
Tostem Corp.......................................................        9,000         $148,003
Toyota Motor Co...................................................       15,200          535,280
West Japan Railway Co.............................................          165          894,754
                                                                            ---          -------

                                                                                      20,283,403

Netherlands - 6.0%
Aegon N.V.........................................................       37,800        1,065,432
DSM N.V...........................................................       15,413          535,690
Heineken Holdings N.V.............................................       10,883          332,119
Heineken N.V......................................................       14,324          578,345
ING Groep N.V.*...................................................       20,277        1,326,976
Koninklijke (Royal) KPN N.V.*.....................................       75,591          429,326
Koninklijke (Royal) Philips Electonics N.V........................        6,085          161,505
TNT Post Group N.V................................................       27,224          568,867
VNU N.V...........................................................       21,111          715,832
                                                                         ------          -------

                                                                                       5,714,092

Norway - 0.6%
Telenor A/S.......................................................      139,554          576,323
                                                                        -------          -------

Singapore - 0.2%
Chartered Semiconductor Manufacturing Ltd.*.......................       58,000          145,159
                                                                         ------          -------

Spain - 3.7%
Acerinox, S.A.....................................................        8,289          230,472
Banco Bilbao Vizcaya S.A..........................................      126,665        1,640,674
Iberdrola I. S.A..................................................       60,437          776,172
Telefonica S.A.*(a)...............................................       69,019          851,868
                                                                         ------          -------

                                                                                       3,499,186

Sweden - 1.8%
Securitas AB......................................................       23,480          411,702
Skandinaviska Enskilda Banken (SEB)...............................       86,086          820,093
Telefonaktiebolaget LM Ericsson AB................................       79,897          437,560
                                                                         ------          -------

                                                                                       1,669,355

Switzerland - 6.7%
Compagnie Financiere Richemont AG - Units A.......................          329          835,788
Credit Suisse Group*..............................................        2,432          400,365
Nestle S.A........................................................        8,202        1,745,495
Novartis AG.......................................................       30,415        1,102,226
Schindler Holding AG..............................................          115          153,632
SGS Societe Generale de Surveillance Holding S.A..................          229           41,462
UBS AG............................................................       14,592        2,093,281
                                                                         ------        ---------

                                                                                       6,372,249

United Kingdom - 24.8%
ARM Holdings Plc*.................................................       32,907          124,316
Astrazeneca Group Plc.............................................        7,150          333,289
Barclays Bank Plc.................................................       61,441        1,884,555
BG Group Plc......................................................      175,611          692,455
BP Amoco Plc(a)...................................................      205,139        1,687,046
British American Tobacco Plc......................................      141,608        1,075,909
British Telecommunications Plc....................................       84,618          532,187
Cadbury Schweppes Plc.............................................      100,934          680,958
COLT Telecom Group Plc*...........................................       36,143          250,198
Dixons Group Plc..................................................      208,007          681,911
GlaxoSmithKline Plc...............................................      100,818        2,837,019
Hays Plc..........................................................       54,625          140,841
Legal & General Group Plc.........................................      443,733        1,006,736
Next Plc..........................................................       47,900          626,776
Nycomed Amersham Plc..............................................       39,107          283,371
P & O Princess Cruises Plc........................................       80,118          417,086
Reckitt Benckiser Plc.............................................       76,795        1,107,518
Reuters Group Plc.................................................      104,576        1,358,088
Royal & Sun Alliance Insurance Group Plc..........................       79,281          596,784
Royal Bank of Scotland............................................       71,359        1,573,301
Scottish Power Plc................................................      179,763        1,322,806
Tesco Plc(a)......................................................      281,479        1,015,845
Vodafone Group Plc(a).............................................    1,512,775        3,352,347
                                                                      ---------        ---------

                                                                                      23,581,342

Total Common and Preferred Stocks (Cost $105,284,481)                                 94,461,962
                                                                                      ----------

Rights - 0.0%

Netherlands - 0.0%
Koninklijke (Royal) KPN N.V.*.....................................       73,748           20,005
                                                                         ------           ------

                                                                                          20,005

Total Rights (Cost $0)............................................                        20,005
                                                                                          ------

                        See notes to financial statements

Met Investors Series Trust
J.P. Morgan International Equity Portfolio

PORTFOLIO OF INVESTMENTS - continued June 30, 2001 (Unaudited)
(Percentage of Net Assets)

Par         Security                                                                                               Value
Amount      Description                                                                                           (Note 2)

            Short-Term Investments - 5.9%
            United States - 5.9%
$1,067,367  Banc One, Bank Note, 4.058%, due 07/02/01(b).................................................        $1,067,367
853,894     Credit Suisse First Boston, Triparty Corporate, 4.165%, due 07/02/01(b)......................           853,894
840,255     Fleet National Bank, Bank Note, 4.205%, due 10/31/01(b)......................................           840,255
426,947     Merrill Lynch I, Triparty Corporate, 4.165%, due 07/02/01(b).................................           426,947
213,473     Merrill Lynch, Bank Note, 3.94%, due 04/05/02(b).............................................           213,473
1,280,840   Merrimac, Money Market Fund, 4.12%, due 07/02/01(b)..........................................         1,280,840
213,473     Royal Bank of Canada, Eurodollar Overnight, 4.00%, due 07/02/01(b)...........................           213,473
640,420     Toronto Dominion, Eurodollar Overnight, 4.063%, due 07/02/01(b)..............................           640,420
70,000      U.S. Treasury Bill, 4.525%, due 08/02/01(c)..................................................            69,709
            -------------------------------------------                                                              ------

            Total Short-Term Investments (Cost $5,606,378)...............................................         5,606,378
            ----------------------------------------------                                                        ---------

            TOTAL INVESTMENTS - 105.3%
            (Cost $110,890,859)..........................................................................       100,088,345

            Other Assets and Liabilities (net) - (5.3%)..................................................        (5,019,717)
            -------------------------------------------                                                          -----------

            TOTAL NET ASSETS - 100.0%....................................................................       $95,068,628
            =========================                                                                           ===========

          Portfolio Footnotes:

          * Non-income producing security.

     (a) All or a portion of these securities have been segregated to cover open futures contracts.

     (b) Represents investment of collateral received from securities lending transactions.

     (c)  Held as collateral for open futures contracts.

          See notes to financial statements

Met Investors Series Trust
Lord Abbett Bond Debenture Portfolio

PORTFOLIO OF INVESTMENTS
June 30, 2001 (Unaudited)
(Percentage of Net Assets)

Par          Security                                                                                           Value
Amount       Description                                                     Coupon            Maturity         (Note 2)

             Domestic Bonds & Debt Securities - 79.7%
             Advertising - 3.9%
$1,500,000   Ackerley Group, Inc. (The)................................      9.000%          01/15/2009        $1,320,000
300,000      Doubleclick, Inc..........................................      4.750%          03/15/2006           220,500
600,000      Interpublic Group of Companies, Inc. (The) Convertible....      1.800%          09/16/2004           563,250
1,500,000    Lamar Media Corp..........................................      9.625%          12/01/2006         1,582,500
1,000,000    News Corp. Ltd............................................      8.750%          02/15/2006         1,037,500
1,500,000    R.H. Donnelly Corp........................................      9.125%          06/01/2008         1,530,000
             ------------------                                              ------          ----------         ---------

                                                                                                                6,253,750

             Aerospace & Defense - 1.8%
750,000      Alliant Techsystems, Inc. (144A)(a).......................      8.500%          05/15/2011           761,250
750,000      BE Aerospace, Inc. (144A)(a)..............................      8.875%          05/01/2011           746,250
1,000,000    Dyncorp, Inc..............................................      9.500%          03/01/2007           947,500
500,000      United Defense Industries, Inc............................      8.750%          11/15/2007           490,000
             ------------------------------                                  ------          ----------           -------

                                                                                                                2,945,000

             Airlines - 0.7%
1,165,000    Continental Airlines, Inc.................................      8.000%          12/15/2005         1,141,700
             --------------------------                                      ------          ----------         ---------

             Automotive - 2.6%
1,000,000    Collins & Aikman Corp.....................................     11.500%          04/15/2006           950,000
250,000      Dura Operating Corp.......................................      9.000%          05/01/2009           236,250
300,000      Navistar International Corp. (144A)(a)....................      9.375%          06/01/2006           306,000
1,000,000    Navistar International Corp...............................      8.000%          02/01/2008           925,000
1,500,000    Oshkosh Truck Corp........................................      8.750%          03/01/2008         1,500,000
500,000      Tenneco Automotive, Inc...................................     11.625%          10/15/2009           257,500
             ------------------------                                       -------          ----------           -------

                                                                                                                4,174,750

             Banking - 0.2%
10,000       CNB Cap Trust I Convertible Preferred.....................      6.000%          06/30/2028           390,000
             --------------------------------------                          ------          ----------           -------

             Beverages, Food & Tobacco - 0.6%
500,000      Del Monte Foods Co. (144A)(a).............................      9.250%          05/15/2011           512,500
500,000      Michael Foods, Inc. (144A)(a).............................     11.750%          04/01/2011           515,000
             ------------------------------                                 -------          ----------           -------

                                                                                                                1,027,500

             Building Materials - 1.2%
1,250,000    American Standard, Inc....................................      8.250%          06/01/2009         1,256,250
750,000      Nortek, Inc. (144A)(a)....................................      9.875%          06/15/2011           725,625
             ----------------------                                          ------          ----------           -------

                                                                                                                1,981,875

             Cable - 5.8%
1,500,000    Adelphia Communications Corp..............................      9.500%          03/01/2005         1,488,750
500,000      Adelphia Communications Corp..............................      8.375%          12/15/2007           460,000
1,000,000    Charter Communications Holdings LLC.......................      8.625%          04/01/2009           955,000
1,000,000    Charter Communications Holdings LLC.......................     10.000%          04/01/2009         1,020,000
900,000      CSC Holdings, Inc.........................................      9.250%          11/01/2005           936,000
300,000      CSC Holdings, Inc.........................................     10.500%          05/15/2016           332,250
1,000,000    Frontiervision LP/Capital.................................     11.000%          10/15/2006         1,040,000
1,000,000    Frontiervision LP/Capital................................. 0%, 11.875%   ++     09/15/2007         1,025,000
1,000,000    Mediacom LLC..............................................      8.500%          04/15/2008           935,000
1,250,000    NTL, Inc.................................................. 0%, 12.375%   ++     10/01/2008           556,250
750,000      Renaissance Media Group................................... 0%, 10.000%   ++     04/15/2008           588,750
             ------------------------                                   -----------   --     ----------           -------

                                                                                                                9,337,000

             Chemicals - 1.1%
800,000      Huntsman Corp. (144A)(a)..................................      9.500%          07/01/2007           444,000
                        See notes to financial statements

Met Investors Series Trust
Lord Abbett Bond Debenture Portfolio

PORTFOLIO OF INVESTMENTS - continued June 30, 2001 (Unaudited)
(Percentage of Net Assets)

Par                Security                                                                                               Value
Amount             Description                                                  Coupon         Maturity                 (Note 2)
                   Chemicals - continued
$350,000           Huntsman ICI Chemicals LLC..............................   10.125%         07/01/2009                $346,500
1,000,000          Scotts Co. (The)........................................    8.625%         01/15/2009               1,015,000
                   ----------------                                            ------         ----------               ---------

                                                                                                                       1,805,500

                   Commercial Services - 5.7%
750,000            Affymetrix, Inc.........................................    4.750%         02/15/2007                 484,686
1,500,000          Allied Waste North America, Inc.........................    7.875%         01/01/2009               1,473,750
1,000,000          Avis Group Holdings, Inc................................   11.000%         05/01/2009               1,121,250
500,000            Dun & Bradstreet Corp. (The) (144A)(a)..................    6.625%         03/15/2006                 492,892
750,000            Encompass Services Corp. (144A)(a)......................   10.500%         05/01/2009                 723,750
2,500,000          Iron Mountain, Inc......................................   10.125%         10/01/2006               2,643,750
1,500,000          JMH Finance Ltd. (144A)(a)..............................    4.750%         09/06/2007               1,569,375
622,000            Unicco Service Co.......................................    9.875%         10/15/2007                 609,560
                   ------------------                                          ------         ----------                 -------

                                                                                                                       9,119,013

                   Communications - 6.4%
750,000            American Tower Corp. (144A)(a)..........................    9.375%         02/01/2009                 703,125
500,000            Corning, Inc. Convertible...............................         +         11/08/2015                 281,875
500,000            Crown Castle International Corp. (144A)(a)..............    9.375%         08/01/2011                 453,750
1,000,000          Crown Castle International Corp.........................   10.750%         08/01/2011                 972,500
1,000,000          Echostar Broadband Corp.................................   10.375%         10/01/2007               1,005,000
1,000,000          L-3 Communications Corp.................................   10.375%         05/01/2007               1,056,250
200,000            L-3 Communications Holdings.............................    5.250%         06/01/2009                 237,000
500,000            McLeodUSA, Inc..........................................   12.000%         07/15/2008                 317,500
1,000,000          McLeodUSA, Inc..........................................    9.500%         11/01/2008                 565,000
500,000            McLeodUSA, Inc..........................................   11.375%         01/01/2009                 317,500
1,000,000          Metromedia Fiber Network, Inc...........................   10.000%         12/15/2009                 385,000
2,000,000          Nextel Communications, Inc..............................0%, 9.950%++       02/15/2008               1,255,000
700,000            Nextel Communications, Inc..............................    5.250%         01/15/2010                 430,500
750,000            Nextel Communications, Inc..............................    9.500%         02/01/2011                 589,687
500,000            SBA Communications Corp.................................   10.250%         02/01/2009                 460,000
1,250,000          Sprint Spectrum L.P.....................................0%, 12.500%++      08/15/2006               1,309,327
                   -------------------                                     -------------      ----------               ---------

                                                                                                                      10,339,014

                   Computer Software & Processing - 1.3%
500,000            Affiliated Computer Services, Inc. (144A)(a)............    3.500%         02/15/2006                 545,000
600,000            Globix Corp.............................................   12.500%         02/01/2010                 177,000
500,000            Juniper Networks, Inc...................................    4.750%         03/15/2007                 360,000
600,000            Mercury Interactive Corp................................    4.750%         07/01/2007                 531,750
500,000            Unisys Corp.............................................    8.125%         06/01/2006                 488,750
                   ------------                                                ------         ----------                 -------

                                                                                                                       2,102,500

                   Computers & Information - 0.2%
1,000,000          Exodus Communications, Inc..............................   11.625%         07/15/2010                 350,000
                   ---------------------------                                -------         ----------                 -------

                   Cosmetics & Personal Care - 0.3%
427,000            Chattem, Inc............................................    8.875%         04/01/2008                 394,975
                   -------------                                               ------         ----------                 -------

                   Electric Services - 0.2%
300,000            Integrated Electric Services, Inc. (144A)(a)............    9.375%         02/01/2009                 295,500
                   --------------------------------------------                ------         ----------                 -------

                   Electric Utilities - 2.7%
1,500,000          AES Corp................................................    9.500%         06/01/2009               1,537,500
1,000,000          Calpine Corp............................................    7.875%         04/01/2008                 955,613
500,000            Kansas City Power & Light Co............................    7.125%         12/15/2005                 511,303
                        See notes to financial statements

                                       62







Met Investors Series Trust
Lord Abbett Bond Debenture Portfolio

PORTFOLIO OF INVESTMENTS - continued June 30, 2001 (Unaudited)
 (Percentage of Net Assets)

Par                Security                                                                                                Value
Amount             Description                                                  Coupon         Maturity                  (Note 2)

                   Electric Utilities - continued
$60,026            Midland Cogeneration Venture L.P........................   10.330%         07/23/2002                 $61,255
1,250,000          PP&L Resources, Inc.....................................    6.550%         03/01/2006               1,261,439
                   --------------------                                        ------         ----------               ---------

                                                                                                                       4,327,110

                   Electronics - 0.9%
1,000,000          LSI Logic Corp. Convertible.............................    4.000%         02/15/2005                 833,750
700,000            Vitesse Semiconductor Convertible.......................    4.000%         03/15/2005                 566,125
                   ---------------------------------                           ------         ----------                 -------

                                                                                                                       1,399,875

                   Energy - 0.4%
1,000,000          AEI Holding Co., Inc. (144A)(a) /\......................   10.500%         12/15/2005                 700,000
                   ----------------------------------                         -------         ----------                 -------

                   Entertainment & Leisure - 2.6%
1,700,000          Harrah's Operating Co., Inc.............................    7.500%         01/15/2009               1,695,231
1,500,000          Mohegan Tribal Gaming Authority.........................    8.750%         01/01/2009               1,548,750
500,000            Six Flags, Inc. (144A)(a)...............................    9.500%         02/01/2009                 501,875
500,000            Steinway Musical Instruments, Inc. (144A)(a)............    8.750%         04/15/2011                 505,000
                   --------------------------------------------                ------         ----------                 -------

                                                                                                                       4,250,856

                   Financial Services - 1.8%
850,000            Alamonsa Delaware, Inc. (144A)(a).......................   12.500%         02/01/2011                 769,250
350,000            BISYS Group, Inc. (144A)(a).............................    4.000%         03/15/2006                 391,125
500,000            Credit Suisse First Boston New York.....................    2.000%         05/01/2010                 442,500
500,000            Merrill Lynch & Co......................................    1.500%         12/15/2005                 443,125
1,500,000          Merrill Lynch & Co......................................         +         05/23/2031                 765,000
                   -------------------                                              -         ----------                 -------

                                                                                                                       2,811,000

                   Food Retailers - 0.4%
650,000            Stater Brothers Holdings, Inc...........................   10.750%         08/15/2006                 617,500
                   -----------------------------                              -------         ----------                 -------

                   Forest Products & Paper - 0.8%
250,000            Fonda Group, Inc........................................    9.500%         03/01/2007                 211,250
1,000,000          Stone Container Corp. (144A)(a).........................    9.250%         02/01/2008               1,021,250
                   -------------------------------                             ------         ----------               ---------

                                                                                                                       1,232,500

                   Health Care Providers - 2.8%
400,000            Fresenius Med Cap Trust I...............................    9.000%         12/01/2006                 408,000
500,000            HealthSouth Corp........................................   10.750%         10/01/2008                 540,822
1,000,000          Leiner Health Products Group............................    9.625%         07/01/2007                  83,750
1,000,000          Prime Medical Services, Inc.............................    8.750%         04/01/2008                 875,000
750,000            Select Medical Corp. (144A)(a)..........................    9.500%         06/15/2009                 731,250
1,000,000          Tenet Healthcare Corp...................................    8.625%         01/15/2007               1,042,500
500,000            Triad Hospitals, Inc. (144A)(a).........................    8.750%         05/01/2009                 511,250
500,000            Universal Health Services, Inc. Convertible.............    0.426%         06/23/2020                 303,750
                   -------------------------------------------                 ------         ----------                 -------

                                                                                                                       4,496,322

                   Heavy Machinery - 0.5%
275,000            Briggs & Stratton Corp. (144A)(a).......................    8.875%         03/15/2011                 279,125
500,000            Terex Corp. (144A)(a)...................................   10.375%         04/01/2011                 517,500
                   ---------------------                                      -------         ----------                 -------

                                                                                                                         796,625

                   Home Construction, Furnishings & Appliances - 2.3%
1,000,000          D.R. Horton, Inc........................................   10.000%         04/15/2006               1,030,000
1,000,000          Lennar Corp.............................................    7.625%         03/01/2009                 975,336
1,000,000          MDC Holdings, Inc.......................................    8.375%         02/01/2008               1,005,000
750,000            Schuler Homes, Inc. (144A)(a)...........................    9.375%         07/15/2009                 753,750
                   -----------------------------                               ------         ----------                 -------

                                                                                                                       3,764,086

                        See notes to financial statements

                                       63







Met Investors Series Trust
Lord Abbett Bond Debenture Portfolio

PORTFOLIO OF INVESTMENTS - continued June 30, 2001 (Unaudited)
(Percentage of Net Assets)

Par            Security                                                                                                Value
Amount         Description                                                  Coupon         Maturity                     (Note 2)
                                                                                                                        --------

               Insurance - 0.9%
$500,000       AdvancePCS...............................................    8.500%         04/01/2008                 $512,500
850,000        American International Group Convertible.................    0.500%         05/15/2007                  872,313
               ----------------------------------------                     ------         ----------                  -------

                                                                                                                     1,384,813

               Lodging - 2.2%
1,000,000      Aztar Corp...............................................    8.875%         05/15/2007                1,010,000
1,000,000      Felcor Lodging LP (144A)(a)..............................    8.500%         06/01/2011                  960,000
500,000        Hilton Hotels Corp.......................................    8.250%         02/15/2011                  497,963
1,000,000      Park Place Entertainment Corp............................    7.875%         12/15/2005                1,005,000
               ------------------------------                               ------         ----------                ---------

                                                                                                                     3,472,963

               Media - Broadcasting & Publishing - 4.9%
1,000,000      Allbritton Communications Co.............................    9.750%         11/30/2007                1,032,500
400,000        Charter Communications Holdings (144A)(a)................   10.000%         05/15/2011                  408,000
1,000,000      Cumulus Media, Inc.......................................   10.375%         07/01/2008                1,000,000
1,000,000      Fox Liberty Networks LLC.................................    8.875%         08/15/2007                1,045,000
400,000        Gray Communications Systems, Inc.........................   10.625%         10/01/2006                  408,000
1,000,000      Insight Communications Co., Inc. (144A)(a)...............0%, 12.250%++      02/15/2011                  570,000
850,000        Interep National Radio Sales, Inc........................   10.000%         07/01/2008                  718,250
1,000,000      Liberty Media (144A)(a)..................................    3.500%         01/15/2031                  798,750
425,000        Primedia, Inc............................................   10.250%         06/01/2004                  442,000
1,500,000      Sinclair Broadcast Group, Inc............................   10.000%         09/30/2005                1,515,000
               ------------------------------                              -------         ----------                ---------

                                                                                                                     7,937,500

               Medical Bio - Technology - 0.2%
400,000        Packard BioScience Co....................................    9.375%         03/01/2007                  390,000
               ----------------------                                       ------         ----------                  -------

               Medical Supplies - 0.9%
1,000,000      Fisher Scientific International, Inc.....................    9.000%         02/01/2008                  990,000
530,000        Fresenius Med Cap Trust II...............................    7.875%         02/01/2008                  518,075
               --------------------------                                   ------         ----------                  -------

                                                                                                                     1,508,075

               Metals - 1.4%
500,000        AK Steel Corp............................................    9.000%         09/15/2007                  500,000
250,000        Century Aluminum, Co. (144A)(a)..........................   11.750%         04/15/2008                  261,250
500,000        Lone Star Technologies, Inc. (144A)(a)...................    9.000%         06/01/2011                  485,000
750,000        Nortek, Inc..............................................    8.875%         08/01/2008                  725,625
500,000        WCI Steel, Inc...........................................   10.000%         12/01/2004                  342,500
               ---------------                                             -------         ----------                  -------

                                                                                                                     2,314,375

               Miscellaneous - 0.6%
200,000        American Greetings Corp. (144A)(a).......................    7.000%         07/15/2006                  194,500
750,000        American Greetings Corp. (144A)(a).......................   11.750%         07/15/2008                  731,250
               ----------------------------------                          -------         ----------                  -------

                                                                                                                       925,750

               Oil & Gas - 6.1%
750,000        Anadarko Petroleum Corp..................................         +         03/07/2020                  527,813
1,000,000      Chesapeake Energy Corp. (144A)(a)........................    8.125%         04/01/2011                  940,000
750,000        Forest Oil Corp. (144A)(a)...............................    8.000%         06/15/2008                  735,000
750,000        KCS Energy, Inc..........................................   11.000%         01/15/2003                  753,750
1,000,000      Kerr-McGee Corp. Convertible.............................    5.250%         02/15/2010                1,220,000
250,000        Key Energy Services, Inc. (144A)(a)......................    8.375%         03/01/2008                  253,750
650,000        Mission Resources Corp. (144A)(a)........................   10.875%         04/01/2007                  641,875
1,000,000      Parker Drilling Corp. Convertible........................    5.500%         08/01/2004                  910,000
1,000,000      Parker Drilling Corp. - Series D.........................    9.750%         11/15/2006                1,025,000
500,000        Pogo Producing Corp......................................    8.750%         05/15/2007                  507,500
                        See notes to financial statements

                                       64





Met Investors Series Trust
Lord Abbett Bond Debenture Portfolio

PORTFOLIO OF INVESTMENTS - continued June 30, 2001 (Unaudited)
(Percentage of Net Assets)

Par                Security                                                                                             Value
Amount             Description                                                  Coupon         Maturity                 (Note 2)


                   Oil & Gas - continued
$750,000           Transocean Sedco Forex, Inc.............................         +         05/24/2020                $437,813
500,000            Vintage Petroleum, Inc..................................    8.625%         02/01/2009                 517,500
1,250,000          XTO Energy, Inc.........................................    9.250%         04/01/2007               1,300,000
                   ----------------                                            ------         ----------               ---------

                                                                                                                       9,770,001

                   Pharmaceuticals - 1.6%
750,000            Cell Therapeutics, Inc. (144A)(a).......................    5.750%         06/15/2008                 736,875
1,800,000          Roche Holdings, Inc. Convertible (144A)(a)..............         +         01/19/2015               1,359,000
575,000            Vertex Pharmaceuticals, Inc.............................    5.000%         09/19/2007                 474,375
                   ----------------------------                                ------         ----------                 -------

                                                                                                                       2,570,250

                   Real Estate - 0.6%
1,000,000          Host Marriott LP (REIT).................................    9.250%         10/01/2007               1,010,000
                   -----------------------                                     ------         ----------               ---------

                   Retailers - 1.3%
500,000            Central Garden & Pet Co.................................    6.000%         11/15/2003                 390,000
500,000            Costco Wholesale Corp. Convertible (144A)(a)............         +         08/19/2017                 495,625
1,500,000          Lowe's Co., Inc. (144A)(a)..............................         +         02/16/2021               1,125,000
                   --------------------------                                       -         ----------               ---------

                                                                                                                       2,010,625

                   Telephone Systems - 4.7%
750,000            Exodus Communications, Inc..............................   10.750%         12/15/2009                 258,750
1,000,000          Intermedia Communications of Florida, Inc...............    9.500%         03/01/2009                 995,000
1,000,000          Level 3 Communications, Inc.............................   11.000%         03/15/2008                 445,000
750,000            Level 3 Communications, Inc.............................0%, 12.875%++      03/15/2010                 161,250
400,000            MasTec, Inc.............................................    7.750%         02/01/2008                 338,000
500,000            Motient Corp............................................   12.250%         04/01/2008                 107,500
750,000            Price Communications Wireless, Inc......................    9.125%         12/15/2006                 780,000
1,000,000          SBA Communications Corp.................................0%, 12.000%++      03/01/2008                 805,000
2,000,000          TeleCorp PCS, Inc.......................................   10.625%         07/15/2010               1,890,000
1,000,000          Triton PCS, Inc.........................................0%, 11.000%++      05/01/2008                 811,250
500,000            VoiceStream Wireless Corp...............................   10.375%         11/15/2009                 572,500
1,000,000          Winstar Communications, Inc./\..........................   12.750%         04/15/2010                  12,500
1,000,000          XO Communications, Inc..................................   10.750%         11/15/2008                 325,000
                   -----------------------                                    -------         ----------                 -------

                                                                                                                       7,501,750

                   Textiles, Clothing & Fabrics - 0.9%
1,000,000          Interface, Inc..........................................    9.500%         11/15/2005               1,010,000
500,000            Levi Strauss & Co.......................................   11.625%         01/15/2008                 452,500
                   -----------------                                          -------         ----------                 -------

                                                                                                                       1,462,500

                   Transportation - 0.6%
1,000,000          United Parcel Services..................................    1.750%         09/27/2007               1,002,500
                   ----------------------                                      ------         ----------               ---------

                   U.S. Government Agency Mortgage Backed Securities - 5.6%
1,000,000          Federal Home Loan Mortgage Corp.........................    7.000%         07/15/2005               1,057,686
7,717,365          Government National Mortgage Association................    8.000%         05/15/2030               8,011,018
                   ----------------------------------------                    ------         ----------               ---------

                                                                                                                       9,068,704

                   Total Domestic Bonds & Debt Securities (Cost $136,684,536)                                        128,383,757
                   ----------------------------------------------------------                                        -----------

                   Foreign Bonds & Debt Securities - 10.4%
                   Argentina - 0.6%
1,000,000          Telefonica de Argentina S.A. (U.S.$) (144A)(a)..........    9.125%         05/07/2008                 927,500
                   ----------------------------------------------              ------         ----------                 -------

                   Bermuda - 2.0%
2,000,000          Elan Finance Corp. Ltd. (Yankee)........................         +         12/14/2018               1,782,500
                        See notes to financial statements

                                       65





Met Investors Series Trust
Lord Abbett Bond Debenture Portfolio

PORTFOLIO OF INVESTMENTS - continued June 30, 2001 (Unaudited)
(Percentage of Net Assets)

Par                Security                                                                                               Value
Amount             Description                                                  Coupon           Maturity               (Note 2)
                   -----------                                                  ------           --------               --------



                   Bermuda - continued
$1,000,000         Global Crossing Holdings Ltd. (U.S.$)...................    9.625%         05/15/2008                $795,000
1,000,000          NTL, Inc. (Yankee)......................................   11.200%         11/15/2007                 685,000
                   ------------------                                         -------         ----------                 -------

                                                                                                                       3,262,500

                   Brazil - 0.4%
750,000            Globo Comunicacoes Participation (U.S.$) (144A)(a)......   10.625%         12/05/2008                 609,375
                   --------------------------------------------------         -------         ----------                 -------

                   Canada - 2.2%
1,000,000          Gulf Canada Resources Ltd. (Yankee).....................    8.375%         11/15/2005               1,086,250
1,000,000          Rogers Cantel, Inc. (Yankee)............................    8.300%         10/01/2007                 940,000
500,000            Rogers Wireless Communications, Inc. (144A)(a)..........    9.625%         05/01/2011                 505,000
1,000,000          Tembec Industries, Inc. (Yankee)........................    8.625%         06/30/2009               1,025,000
                   --------------------------------                            ------         ----------               ---------

                                                                                                                       3,556,250

                   China - 0.1%
250,000            Cathay International Ltd. (U.S.$) (144A)(a).............   13.500%         04/15/2008                 100,625
                   -------------------------------------------                -------         ----------                 -------

                   Luxembourg - 0.5%
1,000,000          Millicom International Cellular S.A. (Yankee)...........   13.500%         06/01/2006                 865,000
                   ---------------------------------------------              -------         ----------                 -------

                   Mexico - 1.2%
500,000            Gruma S.A. de C.V. (Yankee).............................    7.625%         10/15/2007                 446,250
1,000,000          TV Azteca S.A. (Yankee).................................   10.500%         02/15/2007                 930,000
500,000            United Mexican States (U.S.$)...........................   10.375%         02/17/2009                 560,500
                   -----------------------------                              -------         ----------                 -------

                                                                                                                       1,936,750

                   Netherlands - 0.9%
500,000            STMicroelectronics N.V. Convertible (U.S.$).............         +         09/22/2009                 519,375
3,500,000          United Pan-Europe Communications N.V. (Yankee)..........0%, 12.500%++      08/01/2009                 577,500
500,000            United Pan-Europe Communications N.V. (Yankee)..........   11.250%         11/01/2009                 187,500
650,000            Versatel Telecom International N.V. (Yankee)............   11.875%         07/15/2009                 237,250
                   --------------------------------------------               -------         ----------                 -------

                                                                                                                       1,521,625

                   Switzerland - 0.7%
2,000,000          Roche Holdings, Inc. Convertible (U.S.$) (144A)(a)......         +         04/20/2010               1,140,000
                   --------------------------------------------------               -         ----------               ---------

                   United Kingdom - 1.8%
550,000            Diamond Cable Communication Plc (Yankee)................0%, 10.750%++      02/15/2007                 283,250
1,000,000          Esprit Telecom Group Plc (Yankee) /\....................   10.875%         06/15/2008                  26,250
1,750,000          Swiss Life Financial Ltd. Convertible (U.S.$)...........    2.000%         05/20/2005               1,804,688
1,500,000          Telewest Communication Plc (Yankee).....................0%, 9.250%++       04/15/2009                 738,750
                   -----------------------------------                     ------------       ----------                 -------

                                                                                                                       2,852,938

                   Total Foreign Bonds & Debt Securities (Cost $20,884,452)...................................        16,772,563
                   ---------------------------------------------------------                                          ----------

Par/Share          Security                                                                                                 Value
Amount             Description                                                                                            (Note 2)

                   Common and Preferred Stocks - 6.5%
                   Communications - 0.4%
       4,114       McLeodUSA, Inc.*......................................................................                 18,883
1,500,000          Williams Communications Group, Inc.*..................................................                630,000
                   ------------------------------------                                                                  -------

                                                                                                                         648,883

                   Cosmetics & Personal Care - 0.7%
14,000             Estee Lauder Automatic Common Exchange Security Trust II Preferred....................              1,132,600
                   ------------------------------------------------------------------                                  ---------

                   Electric Utilities - 0.4%
10,000             AES Trust VII Convertible Preferred*..................................................                568,750
                   ------------------------------------                                                                  -------

                        See notes to financial statements


Met Investors Series Trust
Lord Abbett Bond Debenture Portfolio

PORTFOLIO OF INVESTMENTS - continued June 30, 2001 (Unaudited)
(Percentage of Net Assets)

Par/Share       Security                                                                         Value
Amount          Description                                                                    (Note 2)
                -----------                                                                    --------
                Electronics - 0.0%
66              DecisionOne Corp.*(b)/\...................................................               $1
                -----------------------                                                                  --

                Entertainment & Leisure - 0.6%
30,000          Six Flags, Inc.*..........................................................          916,500
                ----------------                                                                    -------

                Financial Services - 0.6%
30,000          Morgan Stanley Dean Witter & Co.*.........................................          435,000
10,000          Washington Mutual, Inc.*..................................................          533,750
                ------------------------                                                            -------

                                                                                                    968,750

                Food Retailers - 0.3%
1,000,000       Whole Foods Market, Inc.*.................................................          426,250
                -------------------------                                                           -------

                Forest Products & Paper - 1.0%
15,000          Georgia-Pacific Group.....................................................          567,750
1,000,000       International Paper Co....................................................        1,059,561
                -----------------------                                                           ---------

                                                                                                  1,627,311

                Health Care Providers - 0.7%
1,500,000       Wellpoint Health Networks, Inc.*..........................................        1,168,125
                ---------------------------------                                                 ---------

                Industrial - Diversified - 0.0%
436             Safelite Glass Corp. - Class A(b).........................................            1,250
6,452           Safelite Glass Corp. - Class B(b).........................................            1,250
                ---------------------------------                                                     -----

                                                                                                      2,500

                Insurance - 0.5%
10,000          ACE Ltd...................................................................          805,500
                --------                                                                            -------

                Media - Broadcasting & Publishing - 0.7%
16,000          Cox Communications, Inc.*.................................................          940,160
8,500           Sinclair Broadcast Group, Inc.............................................          244,375
                ------------------------------                                                      -------

                                                                                                  1,184,535

                Pharmaceuticals - 0.4%
15,000          Pharmacia Corp. (ACES)....................................................          606,000
                ----------------------                                                              -------

                Transportation - 0.2%
7,000           Canadian National Railway Co.*............................................          394,100
                ------------------------------                                                      -------

                Total Common and Preferred Stocks (Cost $11,876,428)                             10,449,805
                ----------------------------------------------------                             ----------

                Warrants - 0.0%
                Cable - 0.0%
522             NTL, Inc. (expiring 10/14/08) (144A)(a)*..................................              261
                ----------------------------------------                                                ---

                Industrial - Diversified - 0.0%
15,811          Safelite Glass Corp. - Class A(b).........................................            1,251
10,541          Safelite Glass Corp. - Class B(b).........................................            1,250
                ---------------------------------                                                     -----

                                                                                                      2,501

                Medical Supplies - 0.0%
250             Urohealth Systems, Inc. (expiring 04/10/04) (144A)(a)*....................                2
                ------------------------------------------------------                                    -

                Telephone Systems - 0.0%
500             Motient Corporation (expiring 4/01/08) (144A)(a)*.........................              438
                -------------------------------------------------                                       ---

                Total Warrants (Cost $509,178)                                                        3,202
                ------------------------------                                                        -----

                        See notes to financial statements

Met Investors Series Trust
Lord Abbett Bond Debenture Portfolio

PORTFOLIO OF INVESTMENTS - continued June 30, 2001 (Unaudited)
(Percentage of Net Assets)

Par              Security                                                                                 Value
Amount           Description                                                                             (Note 2)
                 -----------                                                                             --------
                 Short-Term Investments - 7.8%
$2,412,307       Banc One, Bank Note, 4.058%, due 07/02/01(c).....................................       $2,412,307
1,929,850        Credit Suisse First Boston, Triparty Corporate, 4.165%, due 07/02/01(c)..........        1,929,850
1,899,029        Fleet National Bank, Bank Note, 4.205%, due 10/31/01(c)..........................        1,899,029
964,925          Merrill Lynch I, Triparty Corporate, 4.165%, due 07/02/01(c).....................          964,925
482,463          Merrill Lynch, Bank Note, 3.94%, due 04/05/02(c).................................          482,463
2,894,775        Merrimac, Money Market Fund, 4.12%, due 07/02/01(c)..............................        2,894,775
482,463          Royal Bank of Canada, Eurodollar Overnight, 4.00%, due 07/02/01(c)...............          482,463
1,447,388        Toronto Dominion, Eurodollar Overnight, 4.063%, due 07/02/01(c)..................        1,447,388
                 ---------------------------------------------------------------                          ---------

                 Total Short-Term Investments (Cost $12,513,200)                                         12,513,200
                 -----------------------------------------------                                         ----------

                 TOTAL INVESTMENTS - 104.4%
                 (Cost $182,467,794)                                                                    168,122,527

                 Other Assets and Liabilities (net) - (4.4%)                                             (7,118,915)
                 -------------------------------------------                                             -----------

                 TOTAL NET ASSETS - 100.0%                                                             $161,003,612
                 =========================                                                             ============

                   Portfolio Footnotes:

                   (a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to
                   Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.


                   /\   Security is in Default

                  *      Non-income producing security.

                   (b) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

               (c) Represents investment of collateral received from securities lending transactions.

                  +      Zero coupon bond

                  ++ _____ Security is a "step-up" bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.

                   ACES - Adjustable Conversion-Rate Equity Securities

                   Yankee - U.S. Dollar denominated bonds issued by non-U.S. companies in the U.S.

                        See notes to financial statements

Met Investors Series Trust
Lord Abbett Bond Debenture Portfolio

PORTFOLIO OF INVESTMENTS - continued June 30, 2001 (Unaudited) (Percentage of Net Assets)

The following table summarizes the portfolio composition of long-term debt holdings at June 30, 2001, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.


Portfolio Composition by Credit Quality
           Ratings%                                      of Portfolio
           AAA                                                      7.0%
           AA                                                      4.4
           A                                                       6.0
           BBB                                                    13.3
           BB                                                     23.1
           B                                                      44.1
           Below B                                                 1.4
           NR                                                      0.7
                                                                  100.0%

           Note: NR = Not Rated

                             See notes to financial statements

Met Investors Series Trust
Lord Abbett Mid-Cap Value Portfolio

PORTFOLIO OF INVESTMENTS
June 30, 2001 (Unaudited)
(Percentage of Net Assets)

Security                                                                           Value
Description                                                     Shares           (Note 2)
                                                                ------           --------

Common Stocks - 95.0%
Automotive - 2.4%
Genuine Parts Co............................................     53,000            $1,669,500
                                                                 ------            ----------

Beverages, Food & Tobacco - 5.5%
Archer-Daniels-Midland Co...................................    108,400             1,409,200
Corn Products International, Inc............................     35,400             1,132,800
Sensient Technologies Corp..................................     64,600             1,325,592
                                                                 ------             ---------

                                                                                    3,867,592

Chemicals - 7.8%
Crompton Corp...............................................    150,500             1,640,450
IMC Global, Inc.............................................    122,700             1,251,540
Potash Corporation of Saskatchewan, Inc.....................     19,300             1,107,820
Solutia, Inc................................................    114,600             1,461,150
                                                                -------             ---------

                                                                                    5,460,960

Computer Software & Processing - 1.1%
Sybase, Inc.*...............................................     48,300               794,535
                                                                 ------               -------

Containers & Packaging - 4.5%
Ball Corp...................................................     30,400             1,445,824
Pactiv Corp.*...............................................    130,500             1,748,700
                                                                -------             ---------

                                                                                    3,194,524

Electric Utilities - 10.3%
Ameren Corp.................................................     36,200             1,545,740
Constellation Energy Group, Inc.............................     26,400             1,124,640
Niagara Mohawk Holdings, Inc.*..............................     47,500               840,275
Northeast Utilities.........................................     78,100             1,620,575
Reliant Energy, Inc.........................................     13,800               444,498
TECO Energy, Inc............................................     54,700             1,668,350
                                                                 ------             ---------

                                                                                    7,244,078

Entertainment & Leisure - 1.4%
Harrah's Entertainment, Inc.*...............................     26,800               946,040
                                                                 ------               -------

Forest Products & Paper - 2.6%
Georgia-Pacific Group.......................................     53,200             1,800,820
                                                                 ------             ---------

Health Care Providers - 3.8%
Caremark Rx, Inc.*..........................................    112,600             1,852,270
Trigon Healthcare, Inc.*....................................     12,300               797,655
                                                                 ------               -------

                                                                                    2,649,925

Household Products - 3.7%
Newell Rubbermaid, Inc......................................     56,800             1,425,680
Snap-On, Inc................................................     49,400             1,193,504
                                                                 ------             ---------

                                                                                    2,619,184

Insurance - 11.7%
Ace Ltd.....................................................     27,100             1,059,339
Everest Re Group, Ltd.......................................     14,500            $1,084,600
Health Net, Inc.*...........................................     99,900             1,738,260
Oxford Health Plans, Inc.*..................................     26,500               757,900
PartnerRe Ltd...............................................     22,200             1,229,880
Transatlantic Holdings, Inc.................................      7,400               906,574
Willis Group Holdings, Ltd.*................................     10,800               191,700
XL Captial, Ltd.............................................     14,900             1,223,290
                                                                 ------             ---------

                                                                                    8,191,543

Medical Supplies - 8.8%
Becton Dickinson & Co.......................................     38,700             1,385,073
Boston Scientific Corp.*....................................    110,500             1,878,500
St. Jude Medical, Inc.*.....................................     22,500             1,350,000
Varian Medical Systems, Inc.*...............................     22,000             1,573,000
                                                                 ------             ---------

                                                                                    6,186,573

Metals - 1.4%
Hubbell, Inc................................................     34,300               994,700
                                                                 ------               -------

Oil & Gas - 10.3%
Dynegy, Inc. - Class A......................................     27,584             1,282,656
ENSCO International, Inc....................................     48,800             1,141,920
EOG Resources, Inc..........................................     20,100               714,555
Kerr-McGee Corp.............................................     20,300             1,345,281
Southwest Gas Corp..........................................     58,500             1,385,280
Transocean Sedco Forex, Inc.................................     33,150             1,367,437
                                                                 ------             ---------

                                                                                    7,237,129

Pharmaceuticals - 2.5%
Mylan Laboratories, Inc.....................................     62,700             1,763,751
                                                                 ------             ---------

Real Estate - 2.5%
Healthcare Realty Trust, Inc. (REIT)........................     66,755             1,755,657
                                                                 ------             ---------

Restaurants - 2.2%
CBRL Group, Inc.............................................     91,800             1,556,010
                                                                 ------             ---------

Retailers - 11.5%
Albertson's, Inc............................................     26,700               800,733
Big Lots, Inc.*.............................................    140,000             1,915,200
Dollar General Corp.........................................     25,200               491,400
J.C. Penney Co., Inc........................................     84,500             2,227,420
K-Mart Corp.*...............................................    155,400             1,782,438
May Department Stores Co. (The).............................     24,600               842,796
                                                                 ------               -------

                                                                                    8,059,987

Textiles, Clothing & Fabrics - 1.0%
Tommy Hilfiger Corp.*.......................................     52,100               729,400
                                                                 ------               -------

Total Common Stocks (Cost $55,287,018)                                             66,721,908
                                                                                   ----------

                        See notes to financial statements

Met Investors Series Trust
Lord Abbett Mid-Cap Value Portfolio

PORTFOLIO OF INVESTMENTS - continued June 30, 2001 (Unaudited)
(Percentage of Net Assets)

Par             Security                                                                                       Value
Amount          Description                                                                                  (Note 2)

                Short-Term Investments - 10.4%
$1,411,796      Banc One, Bank Note, 4.058%, due 07/02/01(a)..........................................     $1,411,796
1,129,437       Credit Suisse First Boston, Triparty Corporate, 4.165%, due 07/02/01(a)...............      1,129,437
1,111,394       Fleet National Bank, Bank Note, 4.205%, due 10/31/01(a)...............................      1,111,394
564,718         Merrill Lynch I, Triparty Corporate, 4.165%, due 07/02/01(a)..........................        564,718
282,359         Merrill Lynch, Bank Note, 3.94%, due 04/05/02(a)......................................        282,359
1,694,156       Merrimac, Money Market Fund, 4.12%, due 07/02/01(a)...................................      1,694,156
282,359         Royal Bank of Canada, Eurodollar Overnight, 4.00%, due 07/02/01(a)....................        282,359
847,077         Toronto Dominion, Eurodollar Overnight, 4.063%, due 07/02/01(a).......................        847,077
                ---------------------------------------------------------------                               -------

                Total Short-Term Investments (Cost $7,323,296)                                              7,323,296
                ----------------------------------------------                                              ---------

                TOTAL INVESTMENTS - 105.4%
                (Cost $62,610,314)....................................................................     74,045,204

                Other Assets and Liabilities (net) - (5.4%)...........................................     (3,776,529)
                -------------------------------------------                                                -----------

                TOTAL NET ASSETS - 100%...............................................................    $70,268,675
                =======================                                                                   ===========

               Portfolio Footnotes:

               * Non-income producing security.

               (a) Represents investment of collateral received from securities lending transactions.

               REIT - Real Estate Investment Trust

               See notes to financial statements

Met Investors Series Trust
Lord Abbett Developing Growth Portfolio

PORTFOLIO OF INVESTMENTS
June 30, 2001 (Unaudited)
(Percentage of Net Assets)

Security                                                                          Value
Description                                                      Shares          (Note 2)
                                                                 ------          --------

Common Stocks - 96.5%
Aerospace & Defense - 0.4%
Orbital Sciences Corp.*........................................   43,600            $169,168
                                                                  ------            --------

Airlines - 1.6%
Frontier Airlines, Inc.*.......................................   17,900             219,275
SkyWest, Inc...................................................   15,000             420,000
                                                                  ------             -------

                                                                                     639,275

Apparel Retailers - 2.0%
American Eagle Outfitters, Inc.*...............................    4,100             144,484
Children's Place Retail Stores, Inc.*..........................   12,400             332,320
Pacific Sunwear of California, Inc.*...........................   14,850             333,085
                                                                  ------             -------

                                                                                     809,889

Banking - 0.5%
CompuCredit Corp.*.............................................   12,800             141,440
NextCard, Inc.*................................................    5,400              59,670
                                                                   -----              ------

                                                                                     201,110

Beverages, Food & Tobacco - 0.6%
Performance Food Group Co.*....................................    4,900             148,127
United Natural Foods, Inc.*....................................    4,600              96,370
                                                                   -----              ------

                                                                                     244,497

Building Materials - 1.0%
Insight Enterprises, Inc.*.....................................   16,800             411,600
                                                                  ------             -------

Chemicals - 0.9%
OM Group, Inc..................................................    6,400             360,000
                                                                   -----             -------

Commercial Services - 13.4%
Aegis Communications Group, Inc.*..............................   41,800              20,900
Bio-Technology General Corp.*..................................   11,900             155,890
Career Education Corp.*........................................    2,000             119,800
Celgene Corp.*.................................................   10,300             297,155
CellStar Corp.*................................................   50,900             109,435
Core Laboratories N.V.*........................................   14,800             277,500
Corinthian Colleges, Inc.*.....................................    2,200             103,554
Corporate Executive Board Co.*.................................   21,300             894,600
Critical Path, Inc.*...........................................    4,300               4,386
DiamondCluster International, Inc. - Class A*..................   11,250             143,212
Edison Schools, Inc.*..........................................    2,800              63,952
EGL, Inc.*.....................................................    5,600              97,776
First Consulting Group, Inc.*..................................    5,800              41,760
Forrester Research, Inc.*......................................    5,100             115,209
G & K Services, Inc............................................   16,800             451,920
Iron Mountain, Inc.*...........................................   19,200             860,928
ITT Educational Services, Inc.*................................    4,400             198,000
Labor Ready, Inc.*.............................................    8,700              45,588
Lexent, Inc.*..................................................    4,000              34,560
Management Network Group, Inc.*................................    4,200              25,620
NCO Group, Inc.*...............................................   10,300             318,579
On Assignment, Inc.*...........................................    8,500             153,000
Pegasus Solutions, Inc.*.......................................   20,850             240,817
Seattle Genetics, Inc.*........................................    5,700              34,770
Steiner Leisure Ltd.*..........................................   12,800             256,000
TeleTech Holdings, Inc.*.......................................   36,800             330,832
                                                                  ------             -------

                                                                                   5,395,743

Communications - 2.8%
Cable Design Technologies Corp.*...............................   15,900             256,944
Comtech Telecommunications Corp.*..............................    9,700             135,800
Metawave Communications Corp*..................................    6,400              33,216
Plantronics, Inc.*.............................................   31,000             717,650
U.S. Wireless Corp.*(a)........................................    3,300               9,603
                                                                   -----               -----

                                                                                   1,153,213

Computer Software & Processing - 10.0%
Activision, Inc.*..............................................    4,400             172,700
Acxiom Corp.*..................................................   19,800             259,182
American Management Systems, Inc.*.............................    6,800             160,480
BARRA, Inc.*...................................................    1,300              50,895
BSQUARE Corp.*.................................................    7,100              74,621
CheckFree Corp.*...............................................    4,700             164,829
CyberSource Corp.*.............................................    6,500              10,530
Documentum, Inc.*..............................................   14,100             182,172
eCollege.com, Inc.*............................................   10,800              33,912
eLoyalty Corp.*................................................    6,800               6,800
eMerge Interactive, Inc. - Class A*............................    6,600               7,656
Exchange Applications, Inc.*...................................    7,300               7,884
EXE Technologies, Inc.*........................................    9,000              52,740
Intergraph Corp.*..............................................    9,400             144,760
Intrado, Inc.*.................................................    3,100              53,227
Manhattan Associates, Inc.*....................................    5,000             198,750
Metasolv Software, Inc.*.......................................    2,200              17,446
Multex.com, Inc.*..............................................    8,300             134,875
National Data Corp.............................................    6,800             220,320
National Instruments Corp.*....................................    1,650              53,542
Numerical Technologies, Inc.*..................................    8,100             170,100
ONYX Software Corp.*...........................................   12,700             101,600
Phoenix Technologies Ltd.*.....................................   10,100             147,460
Primus Knowledge Solutions, Inc.*..............................    4,200              25,158
Realnetworks, Inc.*............................................    6,900              81,075
Riverdeep Group Plc (ADR)*.....................................    4,700             131,600
RSA Security, Inc.*............................................    3,750             116,063
Rudolph Technologies, Inc.*....................................    3,200             150,400
S1 Corp.*......................................................   26,500             371,000
Saba Software, Inc.*...........................................   11,000             180,510
SmartForce Plc (ADR)*..........................................    3,900             137,397
THQ, Inc.*.....................................................    3,250             193,798
Verity, Inc.*..................................................    4,200              83,790
Virage, Inc.*..................................................    2,100               7,245
Watchguard Technologies, Inc.*.................................   13,000             133,250
                                                                  ------             -------

                                                                                   4,037,767

Computers & Information - 3.6%
Advanced Digital Information Corp.*............................   35,500             614,150

                        See notes to financial statements



Met Investors Series Trust
Lord Abbett Developing Growth Portfolio

PORTFOLIO OF INVESTMENTS - continued June 30, 2001 (Unaudited) (Percentage of
Net Assets)

Security                                                                             Value
Description                                                      Shares           (Note 2)
                                                                 ------           --------

Computers & Information - continued
Cray, Inc.*....................................................   39,800             $94,724
InFocus Corp.*.................................................    6,600             134,574
Interlink Electronics, Inc.*...................................    3,200              25,952
MICROS Systems, Inc.*..........................................    7,500             165,000
RadiSys Corp.*.................................................   18,500             422,725
                                                                  ------             -------

                                                                                   1,457,125

Electrical Equipment - 1.7%
Analogic Corp..................................................    6,500             296,075
Electro Scientific Industries, Inc.*...........................    2,900             110,490
Technitrol, Inc................................................    8,300             215,800
Universal Electronics, Inc.*...................................    3,500              63,000
                                                                   -----              ------

                                                                                     685,365

Electronics - 5.5%
Artesyn Technologies, Inc.*....................................    9,100             117,390
Aware, Inc.*...................................................    4,200              37,800
AXT, Inc.*.....................................................    5,800             154,860
Cabot Microelectronics Corp....................................      700              43,400
CTS Corp.......................................................    4,100              84,050
Dionex Corp.*..................................................    2,600              86,450
Drexler Technology Corp.*......................................      400               4,804
EMS Technologies, Inc.*........................................    4,600              70,150
Fairchild Semiconductor Corp.*.................................   11,100             255,300
Genesis Microchip, Inc.*.......................................    7,500             271,125
Helix Technologies Corp........................................    2,400              73,152
Lecroy Corp.*..................................................    4,000             101,880
Luminent, Inc.*................................................    9,300              39,060
Multilink Technology Corp.*....................................    4,000              57,200
Oak Technology, Inc.*..........................................   13,700             145,083
Read-Rite Corp.*...............................................   16,600              87,150
Sawtek, Inc.*..................................................   13,100             308,243
Silicon Storage Technology, Inc.*..............................    9,400              95,222
SLI, Inc.......................................................   21,700             179,025
                                                                  ------             -------

                                                                                   2,211,344

Entertainment & Leisure - 1.2%
American Classic Voyages Co.*..................................   10,200              35,700
Bally Total Fitness Holdings Corp.*............................   10,000             296,100
Championship Auto Racing Teams, Inc.*..........................    8,900             142,400
                                                                   -----             -------

                                                                                     474,200

Financial Services - 1.7%
Federal Agricultural Mortgage Corp.*...........................    4,700             150,306
Metris Companies, Inc..........................................   16,500             556,215
                                                                  ------             -------

                                                                                     706,521

Food Retailers - 0.9%
Whole Food Market, Inc.*.......................................   12,800             346,880
                                                                  ------             -------

Health Care Providers - 3.2%
Apria Healthcare Group, Inc.*..................................    8,600             248,110
Collateral Therapeutics, Inc.*.................................    2,800              16,800
Hanger Orthopedic Group, Inc.*.................................   13,800              35,190
Healthcare Services Group, Inc.*...............................   11,750              83,425
Matria Healthcare, Inc.*.......................................    9,050             142,447
Pharmaceutical Product Development, Inc.*......................   11,800             360,018
Province Healthcare Co.*.......................................    3,700             130,573
Renal Care Group, Inc.*........................................    8,000             263,120
                                                                   -----             -------

                                                                                   1,279,683

Heavy Machinery - 1.0%
Flow International Corp.*......................................   12,000             129,600
Semitool, Inc.*................................................   22,100             263,653
                                                                  ------             -------

                                                                                     393,253

Home Construction, Furnishings & Appliances - 2.5%
Beazer Homes USA, Inc.*........................................    2,100             133,329
Crossmann Communities, Inc.*...................................   10,700             424,683
M.D.C. Holdings, Inc...........................................    6,340             224,436
Pulte Corp.....................................................    2,100              89,523
Standard Pacific Corp..........................................    6,400             148,160
                                                                   -----             -------

                                                                                   1,020,131

Insurance - 2.4%
AdvancePCS*....................................................    7,300             467,565
Hooper Holmes, Inc.............................................   36,600             375,150
Pacificare Health Systems, Inc.*...............................    6,800             110,840
                                                                   -----             -------

                                                                                     953,555

Media - Broadcasting & Publishing - 1.2%
Information Holdings, Inc.*....................................    7,600             245,480
Regent Communications, Inc.*...................................   20,100             240,999
                                                                  ------             -------

                                                                                     486,479

Medical Supplies - 6.4%
Arrow International, Inc.......................................    8,900             341,760
ATS Medical, Inc.*(a)..........................................   23,700             356,922
Bio-Rad Laboratories, Inc. - Class A*..........................      800              39,840
Coherent, Inc.*................................................   17,100             618,507
Diagnostic Products Corp.......................................    3,800             126,160
Ionics, Inc.*..................................................    1,300              40,950
Ocular Sciences, Inc.*.........................................    3,500              88,900
Orthofix International N.V.*...................................   12,900             346,107
Radiance Medical Systems, Inc.*................................    9,500              50,160
SonoSite, Inc.*................................................    7,700             149,380
Techne Corp.*..................................................    6,900             224,250
Theragenics Corp.*.............................................   16,900             188,773
Therma-Wave, Inc.*.............................................    1,900              36,233
                                                                   -----              ------

                                                                                   2,607,942

Metals - 0.8%
Lone Star Technologies, Inc.*..................................      400              14,480
Matthews International Corp....................................    7,100             312,169
                                                                   -----             -------

                                                                                     326,649

                        See notes to financial statements

Met Investors Series Trust
Lord Abbett Developing Growth Portfolio

PORTFOLIO OF INVESTMENTS - continued June 30, 2001 (Unaudited) (Percentage of Net Assets)

Security                                                                           Value
Description                                                       Shares          (Note 2)
                                                                  ------          --------

Mining - 2.1%
North American Palladium Ltd.*..................................  17,000            $134,300
Stillwater Mining Co.*..........................................  24,500             716,625
                                                                  ------             -------


                                     850,925
Miscellaneous - 1.0%
Armor Holdings, Inc.*...........................................  23,000             345,000
Student Advantage, Inc.*........................................  26,900              49,227
                                                                  ------              ------


                                     394,227
Oil & Gas - 7.3%
Cabot Oil & Gas Corp.*..........................................   2,900              70,760
Cal Dive International, Inc.*...................................   8,100             199,260
Comstock Resources, Inc.*.......................................   7,400              75,850
Evergreen Resources, Inc.*......................................   9,800             372,400
EXCO Resources, Inc.*...........................................  12,500             226,875
Grey Wolf, Inc.*................................................  15,600              62,400
Louis Dreyfus Natural Gas Corp.*................................  12,100             421,685
Patina Oil & Gas Corp...........................................   5,000             132,500
Prima Energy Corp.*.............................................   2,900              69,861
Remington Oil & Gas Corp.*......................................   5,600             106,400
Seitel, Inc.*...................................................  14,700             192,570
Stone Energy Corp.*.............................................   4,100             181,630
Superior Energy Services, Inc.*.................................   6,500              51,350
Unit Corp.*.....................................................   8,700             137,895
Vintage Petroleum, Inc..........................................  27,400             512,380
XTO Energy, Inc.................................................   9,850             141,348
                                                                   -----             -------


                                    2,955,164
Pharmaceuticals - 9.3%
Albany Molecular Research, Inc.*................................   9,200             349,692
Alpharma, Inc...................................................   8,400             228,900
Barr Laboratories, Inc.*........................................   5,550             390,776
Cell Therapeutics, Inc.*........................................   4,800             132,672
COR Therapeutics, Inc.*.........................................   3,400             103,700
Corixa Corp.*...................................................  12,900             220,203
ICOS Corp.*.....................................................   1,200              76,800
ILEX Oncology, Inc.*............................................   7,600             227,240
Invitrogen Corp.*...............................................   1,800             129,240
K-V Pharmaceutical Co. - Class A*...............................   5,600             155,400
Kos Pharmaceuticals, Inc.*......................................   4,900             193,550
Maxim Pharmaceuticals, Inc.*....................................   4,300              27,133
Medicines Co. (The)*............................................   5,400             110,646
Medicis Pharmaceutical Corp.*...................................   4,600             243,800
Noven Pharmaceuticals, Inc.*....................................   6,000             235,200
Scios, Inc.*....................................................   7,000             175,070
Serologicals Corp.*.............................................   2,600              55,484
SICOR, Inc.*....................................................  24,500             565,950
SuperGen, Inc.*.................................................  10,100             148,773
                                                                  ------             -------

                                                                                   3,770,229

Real Estate - 0.6%
Catellus Development Corp.*.....................................   5,200              90,740
Healthcare Realty Trust, Inc. (REIT)............................   6,000             157,800
LNR Property Corp...............................................     100               3,500
                                                                     ---               -----

                                                                                     252,040

Restaurants - 1.9%
Applebee's International, Inc...................................   4,650             148,800
Cheesecake Factory, Inc. (The)*.................................   7,200             203,760
Jack in the Box, Inc.*..........................................   7,400             193,140
P.F. Chang's China Bistro, Inc.*................................   5,800             219,820
                                                                   -----             -------

                                                                                     765,520

Retailers - 1.8%
Alloy Online, Inc.*.............................................   9,700             138,807
Cost Plus, Inc.*................................................   5,650             169,500
MSC Industrial Direct Co., Inc.*................................  23,900             415,860
                                                                  ------             -------

                                                                                     724,167

Telephone Systems - 1.4%
Illuminet Holdings, Inc.*.......................................   8,100             254,745
Lightbridge, Inc.*..............................................  10,900             211,460
Mpower Holding Corp.*...........................................   9,750               9,263
Talk America Holdings, Inc.*....................................  26,500              24,910
West Corp.*.....................................................   2,200              48,422
                                                                   -----              ------

                                                                                     548,800

Textiles, Clothing & Fabrics - 5.8%
Cutter & Buck, Inc.*............................................   9,600              50,880
Quiksilver, Inc.*...............................................  23,000             575,000
Tarrant Apparel Group*..........................................  15,400              97,790
Timberland Co. (The)*...........................................  24,400             964,044
Tropical Sportswear International Corp.*........................  16,000             332,960
Vans, Inc.*.....................................................  13,100             307,850
                                                                  ------             -------

                                                                                   2,328,524

Transportation - 0.0%
Railworks Corp.*................................................  12,100              19,965
                                                                  ------              ------

Total Common Stocks (Cost $40,398,926)                                            38,980,950
                                                                                  ----------

Convertible Notes - 0.6%

Oil & Gas - 0.6%
EXCO Resources, Inc. 5.00%, convertible to 05/23/03
(Cost $226,800).................................................  10,800             226,800
                                                                  ------             -------

                             See notes to financial statements

Met Investors Series Trust
Lord Abbett Developing Growth Portfolio

PORTFOLIO OF INVESTMENTS - continued June 30, 2001 (Unaudited)
(Percentage of Net Assets)

Par            Security                                                                                          Value
Amount         Description                                                                                      (Note 2)

               Short-Term Investments - 16.1%
$1,254,732     Banc One, Bank Note, 4.058%, due 07/02/01(b)..............................................    $1,254,732
1,003,786      Credit Suisse First Boston, Triparty Corporate, 4.165%, due 07/02/01(b)...................     1,003,786
987,751        Fleet National Bank, Bank Note, 4.205%, due 10/31/01(b)...................................       987,751
501,893        Merrill Lynch I, Triparty Corporate, 4.165%, due 07/02/01(b)..............................       501,893
250,947        Merrill Lynch, Bank Note, 3.94%, due 04/05/02(b)..........................................       250,947
1,505,678      Merrimac, Money Market Fund, 4.12%, due 07/02/01(b).......................................     1,505,678
250,946        Royal Bank of Canada, Eurodollar Overnight, 4.00%, due 07/02/01(b)........................       250,946
752,839        Toronto Dominion, Eurodollar Overnight, 4.063%, due 07/02/01(b)...........................       752,839
               ----------------------------------------------------------------                                 -------

               Total Short-Term Investments (Cost $6,508,572)............................................     6,508,572
               ----------------------------------------------                                                 ---------

               TOTAL INVESTMENTS - 113.2%
               (Cost $47,134,298)........................................................................    45,716,322

               Other Assets and Liabilities (net) - (13.2%)..............................................    (5,318,397)
               --------------------------------------------                                                  -----------

               TOTAL NET ASSETS - 100%...................................................................   $40,397,925
               ========================                                                                     ===========

                  Portfolio Footnotes:

                  * ___ Non-income producing security.

                  (a) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

               (b) Represents investment of collateral received from securities lending transactions.

                  ADR - American Depositary Receipt

                  REIT - Real Estate Investment Trust

                        See notes to financial statements

Met Investors Series Trust
Lord Abbett Growth Opportunities Portfolio

PORTFOLIO OF INVESTMENTS
June 30, 2001 (Unaudited)
(Percentage of Net Assets)

Security                                                                             Value
Description                                                         Shares         (Note 2)
                                                                    ------         --------

Common Stocks - 93.1%
Advertising - 0.8%
Lamar Advertising Co.*..........................................       700           $30,800
                                                                       ---           -------

Airlines - 1.0%
Skywest, Inc....................................................     1,300            36,400
                                                                     -----            ------

Banking - 2.8%
AmeriCredit Corp.*..............................................       900            46,755
Providian Financial Corp........................................       700            41,440
Zions Bancorporation............................................       300            17,700
                                                                       ---            ------

                                                                                     105,895

Building Materials - 1.0%
Cytyc Corp.*....................................................     1,600            36,880
                                                                     -----            ------

Commercial Services - 5.1%
Celgene Corp.*..................................................     1,000            28,850
Concord EFS, Inc.*..............................................     1,300            67,613
Convergys Corp.*................................................       700            21,175
Sensormatic Electronics Corp.*..................................     2,700            45,900
Ticketmaster Group, Inc. - Class B*.............................     1,200            17,760
Wind River Systems, Inc.*.......................................       600            10,476
                                                                       ---            ------

                                                                                     191,774

Communications - 3.5%
Crown Castle International Corp.*...............................       600             9,840
Dobson Communications Corp.*....................................     1,800            30,690
ONI Systems Corp.*..............................................       400            11,160
Plantronics, Inc.*..............................................       200             4,630
Scientific-Atlanta, Inc.........................................       300            12,180
UTStarcom, Inc.*................................................     1,700            39,610
XM Satelite Radio Holdings, Inc.*...............................     1,500            24,300
                                                                     -----            ------

                                                                                     132,410

Computer Software & Processing - 11.6%
BMC Software, Inc.*.............................................     1,100            24,794
Cadence Design Systems, Inc.*...................................     1,500            27,945
Check Point Software Technologies, Ltd.*........................       300            15,171
CheckFree Corp.*................................................       800            28,056
Citrix Systems, Inc.*...........................................       600            20,940
CSG Systems International, Inc.*................................       600            34,056
Electronic Arts, Inc.*..........................................       600            34,740
Intuit, Inc.*...................................................       800            31,992
Legato Systems, Inc.*...........................................     1,100            17,545
Manhattan Associates, Inc.*.....................................       400            15,900
Peoplesoft, Inc.*...............................................     1,000            49,230
Peregrine Systems, Inc.*........................................     1,400            40,600
RSA Security, Inc.*.............................................       550            17,022
Sungard Data Systems, Inc.*.....................................     1,800            54,018
Symantec Corp.*.................................................       600            26,214
                                                                       ---            ------

                                                                                     438,223

Computers & Information - 1.3%
Advanced Digital Information Corp.*.............................     1,600            27,680
Cirrus Logic, Inc.*.............................................       800            18,424
Palm, Inc.*.....................................................       800             4,856
                                                                       ---             -----

                                                                                      50,960

Electric Utilities - 1.2%
Calpine Corp.*..................................................     1,200            45,360
                                                                     -----            ------

Electronics - 4.9%
Advanced Micro Devices, Inc.*...................................       600            17,328
Atmel Corp.*....................................................     1,700            22,933
Celestica, Inc.*................................................       700            36,050
Integrated Device Technology, Inc.*.............................       400            12,676
International Rectifier Corp.*..................................       300            10,230
Intersil Corp.*.................................................       200             7,280
Microchip Technology, Inc.*.....................................       700            23,975
Pixelworks, Inc.*...............................................       600            21,444
Semtech Corp.*..................................................       600            18,000
TriQuint Semiconductor, Inc.*...................................       600            13,500
                                                                       ---            ------

                                                                                     183,416

Entertainment & Leisure - 4.6%
Harrah's Entertainment, Inc.*...................................       800            28,240
International Game Technology*..................................       400            25,100
Sabre Holdings Corp.*...........................................     1,200            60,000
Six Flags, Inc.*................................................     2,800            58,912
                                                                     -----            ------

                                                                                     172,252

Food Retailers - 1.4%
Whole Foods Market, Inc.*.......................................     1,900            51,490
                                                                     -----            ------

Health Care Providers - 5.8%
Caremark Rx, Inc.*..............................................     6,100           100,345
Laboratory Corporation of America Holdings*.....................     1,100            84,590
Triad Hospitals, Inc.*..........................................     1,200            35,364
                                                                     -----            ------

                                                                                     220,299

Heavy Machinery - 3.7%
Grant Prideco, Inc.*............................................     3,000            52,470
Stanley Works (The).............................................       700            29,316
Weatherford International, Inc.*................................     1,200            57,600
                                                                     -----            ------

                                                                                     139,386

Home Construction, Furnishings & Appliances - 1.0%
Gemstar-TV Guide Intl., Inc.*...................................       400            17,600
Harman International Industries, Inc............................       500            19,045
                                                                       ---            ------

                                                                                      36,645

Insurance - 4.8%
Ambac Financial Group, Inc......................................       900            52,380
UnitedHealth Group, Inc.........................................     1,000            61,750
XL Captial, Ltd.................................................       800            65,680
                                                                       ---            ------

                                                                                     179,810

Lodging - 0.4%
Starwood Hotels & Resorts Worldwide, Inc........................       400            14,912
                                                                       ---            ------

                        See notes to financial statements

Met Investors Series Trust
Lord Abbett Growth Opportunities Portfolio

PORTFOLIO OF INVESTMENTS - continued June 30, 2001 (Unaudited)
(Percentage of Net Assets)

Security                                                                           Value
Description                                                         Shares        (Note 2)
                                                                    ------        --------

Media - Broadcasting & Publishing - 4.6%
Adelphia Communications Corp.*..............................         1,200           $49,200
Charter Communications, Inc. - Class A*.....................         2,900            67,715
Mediacom Communications Corp.*..............................         4,000            56,000
                                                                     -----            ------

                                                                                     172,915

Medical Supplies - 2.2%
St. Jude Medical, Inc.*.....................................           800            48,000
Thermo Electron Corp.*......................................         1,600            35,232
                                                                     -----            ------

                                                                                      83,232

Mining - 1.3%
Stillwater Mining Co.*......................................         1,700            49,725
                                                                     -----            ------

Oil & Gas - 7.7%
Apache Corp.................................................           600            30,450
BJ Services Co.*............................................           800            22,704
Dynegy, Inc. - Class A......................................         1,400            65,100
Kinder Morgan, Inc..........................................         1,200            60,300
Nabors Industries, Inc.*....................................         1,100            40,920
Transocean Sedco Forex, Inc.................................         1,100            45,375
XTO Energy, Inc.............................................         1,750            25,113
                                                                     -----            ------

                                                                                     289,962

Pharmaceuticals - 14.0%
Andrx Group*................................................           300            23,100
Barr Laboratories, Inc.*....................................           600            42,246
Bergen Brunswig Corp........................................         2,800            53,816
Genzyme Corp.*..............................................         1,300            79,300
ICN Pharmaceuticals, Inc....................................         1,200            38,064
ImClone Systems, Inc.*......................................           300            15,840
IVAX Corp.*.................................................         1,825            71,175
McKesson HBOC, Inc..........................................         1,600            59,392
SICOR, Inc.*................................................         3,500            80,850
Teva Pharmaceutical Industries, Ltd. (ADR)..................         1,000            62,300
                                                                     -----            ------

                                                                                     526,083

Restaurants - 0.9%
CEC Entertainment, Inc.*....................................           700            34,545
                                                                       ---            ------

Retailers - 3.7%
Barnes & Noble, Inc.*.......................................         2,200            86,570
Michaels Stores, Inc.*......................................         1,300            53,300
                                                                     -----            ------

                                                                                     139,870

Telephone Systems - 2.9%
Broadwing, Inc.*............................................         2,200            53,790
West Corp.*.................................................           700            15,407
Western Wireless Corp.*.....................................           900            38,700
                                                                       ---            ------

                                                                                     107,897

Textiles, Clothing & Fabrics - 0.9%
Jones Apparel Group, Inc.*..................................           400            17,280
Timberland Co. (The)*.......................................           400            15,804
                                                                       ---            ------

                                                                                      33,084

TOTAL INVESTMENTS - 93.1%
(Cost $3,461,355)                                                                  3,504,225

Other Assets and Liabilities (net) - 6.9%                                            258,160
                                                                                     -------

TOTAL NET ASSETS - 100%                                                           $3,762,385
                                                                                  ==========

Portfolio Footnotes:

* Non-income producing security.

ADR - American Depositary Receipt

                        See notes to financial statements

Met Investors Series Trust
Lord Abbett Growth and Income Portfolio

PORTFOLIO OF INVESTMENTS
June 30, 2001 (Unaudited)
(Percentage of Net Assets)

Security                                                                         Value
Description                                                    Shares           (Note 2)
                                                               ------           --------

Common Stocks - 99.1%
Aerospace & Defense - 3.2%
Boeing Co.............................................        186,300            $10,358,280
Lockheed Martin Corp..................................        420,000             15,561,000
Raytheon Co...........................................        100,000              2,655,000
United Technologies Corp..............................        190,400             13,948,704
                                                              -------             ----------

                                                                                  42,522,984

Airlines - 1.8%
AMR Corp.*............................................        600,000             21,678,000
Southwest Airlines Co.................................        111,700              2,065,333
                                                              -------              ---------

                                                                                  23,743,333

Apparel Retailers - 0.5%
Limited, Inc. (The)...................................        370,000              6,112,400
                                                              -------              ---------

Automotive - 0.4%
General Motors Corp...................................         77,000              4,954,950
                                                               ------              ---------

Banking - 7.6%
Bank of New York Co., Inc. (The)......................         55,000              2,640,000
Bank One Corp.........................................        300,000             10,740,000
First Union Corp......................................        267,000              9,328,980
Fleet Boston Financial Corp...........................        550,000             21,697,500
J.P. Morgan Chase & Co................................        180,000              8,028,000
M&T Bank Corp.........................................         11,300                853,150
MBNA Corp.............................................        170,000              5,601,500
U.S. Bancorp..........................................        175,000              3,988,250
Wachovia Corp.........................................        140,000              9,961,000
Wells Fargo Co........................................        570,000             26,465,100
                                                              -------             ----------

                                                                                  99,303,480

Beverages, Food & Tobacco - 4.4%
Archer-Daniels-Midland Co.............................        700,000              9,100,000
Campbell Soup Co......................................        100,000              2,575,000
Diageo Plc (ADR)......................................        170,000              7,471,500
General Mills, Inc....................................        108,000              4,728,240
Hershey Foods Corp....................................         70,000              4,319,700
Kraft Foods, Inc. - Class A*..........................        253,600              7,861,600
Pepsico, Inc..........................................        370,000             16,354,000
Philip Morris Co., Inc................................        100,000              5,075,000
                                                              -------              ---------

                                                                                  57,485,040

Chemicals - 2.9%
Dow Chemical Co.......................................        370,000             12,302,500
E. I. du Pont De Nemours and Co.......................        200,000              9,648,000
International Flavors & Fragrances, Inc...............        100,000              2,513,000
Praxair, Inc..........................................        290,000             13,630,000
                                                              -------             ----------

                                                                                  38,093,500

Communications - 0.8%
Lucent Technologies, Inc..............................        970,000              6,014,000
QUALCOMM, Inc.*.......................................         82,200              4,807,054
                                                               ------              ---------

                                                                                  10,821,054

Computer Software & Processing - 4.7%
BMC Software, Inc.*...................................        100,000              2,254,000
Cadence Design Systems, Inc.*.........................        340,000              6,334,200
Compuware Corp.*......................................         52,100                728,879
First Data Corp.......................................        370,000             23,772,500
Mentor Graphics Corp.*................................         20,100                351,750
Microsoft Corp.*......................................        100,000              7,260,000
Peoplesoft, Inc.*.....................................        436,100             21,469,203
                                                              -------             ----------

                                                                                  62,170,532

Computers & Information - 2.2%
Apple Computer, Inc.*.................................        670,000             15,577,500
International Business Machines Corp..................         90,000             10,170,000
Palm, Inc.*...........................................        570,000              3,459,900
                                                              -------              ---------

                                                                                  29,207,400

Cosmetics & Personal Care - 0.5%
Avon Products, Inc....................................         70,000              3,239,600
Gillette Co...........................................        119,000              3,449,810
                                                              -------              ---------

                                                                                   6,689,410

Electric Utilities - 5.6%
Dominion Resources, Inc...............................        420,000             25,254,600
Duke Energy Corp......................................        400,000             15,604,000
Entergy Corp..........................................         17,100                656,469
Exelon Corp...........................................        350,000             22,442,000
Niagara Mohawk Holdings, Inc.*........................        137,500              2,432,375
Public Service Enterprise Group, Inc..................        150,000              7,335,000
                                                              -------              ---------

                                                                                  73,724,444

Electronics - 0.6%
General Motors Corp. - Class H*.......................              3                     61
Motorola, Inc.........................................        105,500              1,747,080
Texas Instruments, Inc................................        200,000              6,300,000
                                                              -------              ---------

                                                                                   8,047,141

Entertainment & Leisure - 0.9%
Walt Disney Co. (The).................................        420,000             12,133,800
                                                              -------             ----------

Environmental Controls - 2.0%
Waste Management, Inc.................................        840,000             25,888,800
                                                              -------             ----------

Financial Services - 5.8%
Block, H & R. Inc.....................................         60,000              3,873,000
Citigroup, Inc........................................        470,000             24,834,800
Mellon Financial Corp.................................        570,000             26,220,000
Morgan Stanley Dean Witter & Co.......................        220,000             14,130,600
Washington Mutual, Inc................................        180,000              6,759,000
                                                              -------              ---------

                                                                                  75,817,400

Forest Products & Paper - 2.8%
Bowater, Inc..........................................        400,000             17,896,000
Georgia-Pacific Group.................................         28,528                965,673
International Paper Co................................        370,000             13,209,000
Kimberly-Clark Corp...................................         80,000              4,472,000
                                                               ------              ---------

                                                                                  36,542,673

                        See notes to financial statements

                                       78





Met Investors Series Trust
Lord Abbett Growth and Income Portfolio

PORTFOLIO OF INVESTMENTS - continued June 30, 2001 (Unaudited) (Percentage of
Net Assets)

Security                                                                         Value
Description                                                  Shares             (Note 2)

Health Care Providers - 0.9%
HCA-The Healthcare Company............................        270,000            $12,201,300

Heavy Machinery - 2.7%
Baker Hughes, Inc.....................................        150,000              5,025,000
Black & Decker Corp...................................         68,200              2,691,172
Deere & Co............................................        570,000             21,574,500
Stanley Works (The)...................................        150,000              6,282,000
                                                              -------              ---------

                                                                                  35,572,672

Household Products - 1.6%
Fortune Brands, Inc...................................        540,000             20,714,400

Industrial - Diversified - 3.9%
Illinois Tool Works, Inc..............................        370,000             23,421,000
Minnesota Mining & Manufacturing Co. (3M).............        247,700             28,262,570
                                                              -------             ----------

                                                                                  51,683,570

Insurance - 6.9%
Ace Ltd...............................................        470,000             18,372,300
Aegon N.V. (ADR)......................................        300,000              8,520,000
American General Corp.................................        470,900             21,873,305
Chubb Corp............................................         45,030              3,486,673
Cigna Corp............................................         80,000              7,665,600
Jefferson-Pilot Corp..................................        480,000             23,193,600
Loews Corp............................................         60,000              3,865,800
UnumProvident Corp....................................        125,000              4,015,000
                                                              -------              ---------

                                                                                  90,992,278

Lodging - 0.5%
Starwood Hotels & Resorts Worldwide, Inc..............        175,000              6,524,000
                                                              -------              ---------

Media - Broadcasting & Publishing - 5.1%
Clear Channel Communications, Inc.*...................        170,000             10,659,000
Dow Jones & Co., Inc..................................        210,000             12,539,100
Knight-Ridder, Inc....................................         60,000              3,558,000
Tribune Co............................................        522,700             20,913,227
Viacom Inc. - Class B*................................        370,000             19,147,500
                                                              -------             ----------

                                                                                  66,816,827

Medical Supplies - 0.7%
Becton Dickinson & Co.................................        240,000              8,589,600
Metals - 1.9%
Alcoa, Inc............................................        587,000             23,127,800
Phelps Dodge Corp.....................................         50,000              2,075,000
                                                               ------              ---------

                                                                                  25,202,800

Office Equipment - 0.5%
Xerox Corp............................................        653,500              6,253,995
                                                              -------              ---------

Oil & Gas - 7.8%
El Paso Corp..........................................        350,000             18,389,000
Exxon Mobil Corp......................................        360,000             31,446,000
Schlumberger, Ltd.....................................        400,000             21,060,000
Total Fina Elf S.A. (ADR).............................        240,000             16,848,000
Transocean Sedco Forex, Inc...........................        250,000             10,312,500
Unocal Corp...........................................        125,000              4,268,750
                                                              -------              ---------

                                                                                 102,324,250

Pharmaceuticals - 5.6%
Abbott Laboratories...................................        150,000              7,201,501
American Home Products Corp...........................        440,000             25,713,600
McKesson HBOC, Inc....................................        220,000              8,166,400
Pharmacia Corp........................................        150,000              6,892,500
Schering-Plough Corp..................................        700,000             25,368,000
                                                              -------             ----------

                                                                                  73,342,001

Retailers - 5.1%
Big Lots, Inc.*.......................................        970,000             13,269,600
Home Depot, Inc.......................................        220,000             10,241,000
Sears, Roebuck and Co.................................        104,000              4,400,240
Staples, Inc.*........................................        508,300              8,127,717
Target Corp...........................................        470,000             16,262,000
TJX Companies, Inc....................................        250,000              7,967,500
Toys R Us, Inc.*......................................        250,000              6,187,500
                                                              -------              ---------

                                                                                  66,455,557

Telephone Systems - 5.4%
Alltel Corp...........................................        240,000             14,702,400
SBC Communications, Inc...............................        410,000             16,424,600
Verizon Communications, Inc...........................        470,000             25,145,000
WorldCom, Inc. - MCI Group*...........................         30,800                495,880
WorldCom, Inc. - WorldCom Group*......................        970,000             14,511,200
                                                              -------             ----------

                                                                                  71,279,080

Textiles, Clothing & Fabrics - 0.6%
NIKE, Inc. - Class B..................................        200,000              8,398,000
                                                              -------              ---------

Transportation - 3.2%
Burlington Northern Santa Fe Corp.....................        470,000             14,179,900
Norfolk Southern Corp.................................        200,000              4,140,000
Union Pacific Corp....................................        150,000              8,236,500
United Parcel Service, Inc. - Class...................        280,000             16,184,000
                                                              -------             ----------

                                                                                  42,740,400

Total Common Stocks (Cost $1,129,104,433)                                      1,302,349,071
                                                                               -------------

                             See notes to financial statements

Met Investors Series Trust
Lord Abbett Growth and Income Portfolio

PORTFOLIO OF INVESTMENTS - continued June 30, 2001 (Unaudited)
(Percentage of Net Assets)

Par               Security                                                                                      Value
Amount            Description                                                                                    (Note 2)

                  Short-Term Investments - 3.8%
$9,521,854        Banc One, Bank Note, 4.058%, due 07/02/01(a)....................................              $9,521,854
7,617,483         Credit Suisse First Boston, Triparty Corporate, 4.165%, due 07/02/01(a).........               7,617,483
7,495,803         Fleet National Bank, Bank Note, 4.205%, due 10/31/01(a).........................               7,495,803
3,808,742         Merrill Lynch I, Triparty Corporate, 4.165%, due 07/02/01(a)....................               3,808,742
1,904,371         Merrill Lynch, Bank Note, 3.94%, due 04/05/02(a)................................               1,904,371
11,426,223        Merrimac, Money Market Fund, 4.12%, due 07/02/01(a).............................              11,426,223
1,904,371         Royal Bank of Canada, Eurodollar Overnight, 4.00%, due 07/02/01(a)..............               1,904,371
5,713,112         Toronto Dominion, Eurodollar Overnight, 4.063%, due 07/02/01(a).................               5,713,112
                  Total Short-Term Investments (Cost $49,391,959)                                               49,391,959
                  -----------------------------------------------                                               ----------

TOTAL INVESTMENTS - 102.9%
(Cost $1,178,496,392)                                                                                        1,351,741,030

Other Assets and Liabilities (net) - (2.9%)                                                                    (37,309,288)
                                                                                                               ------------

TOTAL NET ASSETS - 100%                                                                                     $1,314,431,742
                                                                                                            ==============

Portfolio Footnotes:

* Non-income producing security.

(a) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

                        See notes to financial statements

Met Investors Series Trust
Firstar Balanced Portfolio

PORTFOLIO OF INVESTMENTS
June 30, 2001 (Unaudited)
(Percentage of Net Assets)

Security                                                                       Value
Description                                                    Shares        (Note 2)
                                                               ------        --------

Common Stocks - 60.2%
Advertising - 0.0%
Interpublic Group of Companies, Inc. (The).................      104            $3,052
                                                                 ---            ------

Aerospace & Defense - 1.3%
Boeing Co..................................................      200            11,120
General Dynamics Corp......................................    1,200            93,372
                                                               -----            ------

                                                                               104,492

Apparel Retailers - 0.4%
Gap Stores, Inc............................................      800            23,200
Kohl's Corp.*..............................................      100             6,273
                                                                 ---             -----

                                                                                29,473

Automotive - 0.4%
Ford Motor Co..............................................    1,200            29,460
                                                               -----            ------

Banking - 4.7%
American Express Co........................................    1,100            42,680
Fifth Third Bancorp........................................      400            24,020
J.P. Morgan Chase & Co.....................................    2,070            92,322
MBNA Corp..................................................    1,690            55,685
USA Education, Inc.........................................    1,363            99,499
Wells Fargo Co.............................................    1,700            78,931
                                                               -----            ------

                                                                               393,137

Beverages, Food & Tobacco - 3.6%
Anheuser-Busch Co., Inc....................................    1,300            53,560
Coca-Cola Co. (The)........................................      300            13,500
Kraft Foods, Inc. - Class A*...............................      600            18,600
Pepsico, Inc...............................................    1,300            57,460
Philip Morris Co., Inc.....................................    1,200            60,900
Ralston Purina Group.......................................    1,200            36,024
Sysco Corp.................................................    2,250            61,087
                                                               -----            ------

                                                                               301,131

Chemicals - 1.2%
Ecolab, Inc................................................    1,800            73,746
Praxair, Inc...............................................      600            28,200
                                                                 ---            ------

                                                                               101,946

Communications - 0.9%
Cisco Systems, Inc.*.......................................    1,800            32,760
Comverse Technology, Inc.*.................................      100             5,762
Nokia Corp. (ADR)..........................................      800            17,632
Nortel Networks Corp.......................................    1,800            16,362
Williams Communications Group, Inc.*.......................    2,302             6,791
                                                               -----             -----

                                                                                79,307

Computer Software & Processing - 3.2%
Adobe Systems, Inc.........................................      400            18,800
First Data Corp............................................      790            50,757
Microsoft Corp.*...........................................    1,585           115,071
Oracle Corp.*..............................................    1,000            19,000
Siebel Systems, Inc.*......................................      100             4,690
Sungard Data Systems, Inc.*................................    1,880            56,419
                                                               -----            ------

                                                                               264,737

Computers & Information - 2.4%
Compaq Computer Corp.......................................    1,500           $23,235
Dell Computer Corp.*.......................................    2,250            58,388
Electronic Data Systems Corp.*.............................      500            26,350
EMC Corp.*.................................................      600            17,430
International Business Machines Corp.......................      500            56,500
Sun Microsystems, Inc.*....................................    1,000            15,720
                                                               -----            ------

                                                                               197,623

Containers & Packaging - 0.1%
Avery-Dennison Corp........................................      210            10,721
                                                                 ---            ------

Electric Utilities - 2.4%
Constellation Energy Group, Inc............................      700            29,820
Duke Energy Corp...........................................    2,220            86,602
Exelon Corp................................................    1,000            64,120
Reliant Resources, Inc.*...................................      900            22,230
                                                                 ---            ------

                                                                               202,772

Electrical Equipment - 1.4%
General Electric Co........................................    2,325           113,344
                                                               -----           -------

Electronics - 2.2%
Analog Devices, Inc.*......................................      200             8,650
Flextronics Intl., Ltd.*...................................      600            15,666
Intel Corp.................................................    2,450            71,663
Micron Technology, Inc.*...................................      600            24,660
Novellus Systems, Inc.*....................................      100             5,679
Texas Instruments, Inc.....................................    1,700            53,550
                                                               -----            ------

                                                                               179,868

Entertainment & Leisure - 0.5%
Carnival Corp..............................................    1,400            42,980
                                                               -----            ------

Environmental Controls - 0.1%
Waste Management, Inc......................................      400            12,328
                                                                 ---            ------

Financial Services - 3.6%
Citigroup, Inc.............................................    3,100           163,804
Mellon Financial Corp......................................    1,200            55,200
Merrill Lynch & Co., Inc...................................    1,000            59,250
Morgan Stanley Dean Witter & Co............................      400            25,692
                                                                 ---            ------

                                                                               303,946

Food Retailers - 0.7%
Safeway, Inc.*.............................................    1,200            57,600
                                                               -----            ------

Forest Products & Paper - 0.6%
Kimberly-Clark Corp........................................      900            50,310
                                                                 ---            ------

Health Care Providers - 0.3%
HCA-The Healthcare Company.................................      600            27,114
                                                                 ---            ------

Heavy Machinery - 0.3%
Applied Materials, Inc.*...................................      530            26,023
                                                                 ---            ------

Household Products - 0.2%
Procter & Gamble Co........................................      300            19,140
                                                                 ---            ------

Industrial - Diversified - 1.4%
Tyco International, Ltd....................................    2,100           114,450
                                                               -----           -------

                        See notes to financial statements

Met Investors Series Trust
Firstar Balanced Portfolio

PORTFOLIO OF INVESTMENTS - continued June 30, 2001 (Unaudited)
(Percentage of Net Assets)

Security                                                                          Value
Description                                                         Shares       (Note 2)
                                                                    ------       --------

Insurance - 3.5%
AFLAC, Inc...................................................          100            $3,149
Ambac Financial Group, Inc...................................        1,100            64,020
American International Group, Inc............................        1,000            86,000
Chubb Corp...................................................          800            61,944
Marsh & McLennan Co., Inc....................................          300            30,300
MGIC Investment Corp.........................................          700            50,848
                                                                       ---            ------

                                                                                     296,261

Media - Broadcasting & Publishing - 2.7%
AOL Time Warner, Inc.*.......................................        1,005            53,265
Clear Channel Communications, Inc.*..........................          500            31,350
Comcast Corp. - Class A*.....................................          700            30,380
McGraw-Hill Companies, Inc. (The)............................          800            52,920
Viacom Inc. - Class A*.......................................        1,100            58,344
                                                                     -----            ------

                                                                                     226,259

Medical Supplies - 2.1%
Baxter International, Inc....................................        2,360           115,640
Millipore Corp...............................................        1,000            61,980
                                                                     -----            ------

                                                                                     177,620

Metals - 0.4%
Alcoa, Inc...................................................          900            35,460
                                                                       ---            ------

Oil & Gas - 6.7%
Anadarko Petroleum Corp......................................          200            10,806
Apache Corp..................................................          600            30,450
Chevron Corp.................................................          100             9,050
Dynegy, Inc. - Class A.......................................          700            32,550
Enron Corp...................................................          400            19,600
Exxon Mobil Corp.............................................        1,600           139,760
Global Marine, Inc.*.........................................        1,500            27,945
Murphy Oil Corp..............................................          460            33,856
Nabors Industries, Inc.*.....................................          400            14,880
Ocean Energy, Inc............................................        1,005            17,537
Phillips Petroleum Co........................................          300            17,100
Schlumberger, Ltd............................................          400            21,060
USX - Marathon Group.........................................        3,040            89,710
Williams Companies, Inc......................................        2,800            92,260
                                                                     -----            ------

                                                                                     556,564

Pharmaceuticals - 4.9%
Abbott Laboratories..........................................        1,400            67,214
Bristol-Myers Squibb Co......................................        1,945           101,724
Eli Lilly & Co...............................................        1,080            79,920
Merck & Co., Inc.............................................          900            57,519
Pfizer, Inc..................................................        1,500            60,075
Pharmacia Corp...............................................        1,000            45,950
                                                                     -----            ------

                                                                                     412,402

Retailers - 2.8%
Costco Wholesale Corp.*......................................          600            24,648
CVS Corp.....................................................          200             7,720
Home Depot, Inc..............................................          900            41,895
Target Corp..................................................        1,000            34,600
Wal-Mart Stores, Inc.........................................        2,090           101,992
Walgreen Co..................................................          600            20,490
                                                                       ---            ------

                                                                                     231,345

Telephone Systems - 4.1%
Broadwing, Inc.*.............................................        1,000            24,450
Qwest Communications Intl., Inc.*............................        1,200            38,244
SBC Communications, Inc......................................        2,900           116,174
Sprint Corp. - PCS Group*....................................          600            14,490
Verizon Communications, Inc..................................        2,074           110,959
WorldCom, Inc. - MCI Group*..................................           98             1,578
WorldCom, Inc. - WorldCom Group*.............................        2,450            36,652
                                                                     -----            ------

                                                                                     342,547

U.S. Government Agency - 1.1%
Federal Home Loan Mortgage Corp..............................        1,100            77,000
Federal National Mortgage Association........................          200            17,030
                                                                       ---            ------

                                                                                      94,030

Total Common Stocks (Cost $5,112,616)                                              5,037,442
                                                                                   ---------


Par         Security                                                                                             Value
Amount      Description                                                    Coupon         Maturity              (Note 2)

            Corporate Debt - 14.2%
            Automotive - 2.4%
$200,000    Ford Motor Credit Co........................................  7.200%         06/15/2007            204,661
            --------------------                                          ------         ----------            -------

            Banking - 4.3%
150,000     Household Finance Corp......................................  6.000%         05/01/2004            151,514
200,000     Norwest Financial...........................................  6.625%         07/15/2004            206,622
            ------------------                                            ------         ----------            -------

                                                                                                               358,136

            Chemicals - 2.0%
150,000     Du Pont (E.I.) de Nemours and Co............................  8.250%         09/15/2006            165,686
            --------------------------------                              ------         ----------            -------

                        See notes to financial statements

Met Investors Series Trust
Firstar Balanced Portfolio

PORTFOLIO OF INVESTMENTS - continued June 30, 2001 (Unaudited) (Percentage of Net Assets)



Par         Security
Value
Amount      Description                                                                Coupon          Maturity
            -----------                                                                ------          --------
(Note 2)
--------

            Entertainment & Leisure - 1.8%
$150,000    Walt Disney Co. (The)........................................             5.250%        11/10/2003         $150,509
            ---------------------                                                     ------        ----------         --------

            Financial Services - 3.7%
150,000     Associates Corp. of North America............................             5.800%        04/20/2004          151,651
150,000     General Motors Acceptance Corp...............................             6.850%        06/17/2004          154,430
            -------------------------------                                           ------        ----------          -------

                                                                                                                        306,081

            Total Corporate Debt (Cost $1,174,858)                                                                    1,185,073
            --------------------------------------                                                                    ---------

            Domestic Bonds & Debt Securities - 2.5%
200,000     U.S. Treasury Note (Cost $202,363)...........................             6.000%        08/15/2009          208,049
            -----------------------------------                                       ------        ----------          -------

            U.S. Government and Agency Obligations - 18.6%
            U.S. Government Agency Mortgage Backed Securities - 7.2%
17,230      Federal Home Loan Mortgage Corp..............................             6.500%        01/01/2012           17,313
20,873      Federal National Mortgage Association........................             6.000%        03/01/2011           20,575
356,749     Federal National Mortgage Association........................             6.000%        11/01/2013          351,651
58,841      Federal National Mortgage Association........................             7.000%        02/01/2016           59,801
92,387      Government National Mortgage Association.....................             6.000%        01/15/2011           91,631
29,724      Government National Mortgage Association.....................             6.500%        03/15/2024           29,445
28,535      Government National Mortgage Association.....................             7.000%        07/20/2027           28,709
            -----------------------------------------                                 ------        ----------           ------

                                                                                                                        599,125

            U.S. Treasury Securities - 11.4%
300,000     U.S. Treasury Note...........................................             7.250%        05/15/2004          321,285
300,000     U.S. Treasury Note...........................................             6.625%        05/15/2007          322,395
150,000     U.S. Treasury Note...........................................             6.125%        08/15/2007          157,533
150,000     U.S. Treasury Note...........................................             5.625%        05/15/2008          155,906
            -------------------                                                       ------        ----------          -------


                                                                                                                        957,119

            Total U.S. Government and Agency Obligations (Cost $1,523,876)                                            1,556,244
            --------------------------------------------------------------                                            ---------

            TOTAL INVESTMENTS - 95.5%
            (Cost $8,013,713)                                                                                         7,986,808

            Other Assets and Liabilities (net) - 4.5%                                                                   374,566
            -----------------------------------------                                                                   -------

            TOTAL NET ASSETS - 100%                                                                                  $8,361,374
            =======================                                                                                  ==========

Portfolio Footnotes:

* Non-income producing security.

ADR - American Depositary Receipt

                        See notes to financial statements

Met Investors Series Trust
Firstar Equity Income Portfolio

PORTFOLIO OF INVESTMENTS
June 30, 2001 (Unaudited)
(Percentage of Net Assets)

Security                                                                           Value
Description                                                       Shares          (Note 2)
                                                                  ------          --------

Common Stocks - 100.9%
Aerospace & Defense - 3.2%
General Dynamics Corp.....................................         1,200             $93,372
Raytheon Co...............................................         3,400              90,270
                                                                   -----              ------

                                                                                     183,642

Banking - 13.1%
J.P. Morgan Chase & Co....................................         2,850             127,110
MBNA Corp.................................................         4,200             138,390
National City Corp........................................         4,600             141,588
PNC Financial Services Group..............................         1,800             118,422
Union Planters Corp.......................................         3,400             148,240
Wells Fargo Co............................................         1,500              69,645
                                                                   -----              ------

                                                                                     743,395

Beverages, Food & Tobacco - 5.7%
Heinz (H.J.), Co..........................................         3,500             143,115
Sara Lee Corp.............................................         4,600              87,124
Sysco Corp................................................         3,400              92,310
                                                                   -----              ------

                                                                                     322,549

Building Materials - 6.9%
Martin Marietta Materials, Inc............................         3,100             153,419
Masco Corp................................................         6,500             162,240
Sherwin Williams Co.......................................         3,500              77,700
                                                                   -----              ------

                                                                                     393,359

Communications - 0.7%
JDS Uniphase Corp.*.......................................         1,000              12,750
Nortel Networks Corp......................................         3,000              27,270
                                                                   -----              ------

                                                                                      40,020

Computer Software & Processing - 3.8%
First Data Corp...........................................         1,500              96,375
Sungard Data Systems, Inc.*...............................         4,000             120,040
                                                                   -----             -------

                                                                                     216,415

Computers & Information - 3.4%
Hewlett-Packard Co........................................         2,000              57,200
International Business Machines Corp......................         1,200             135,600
                                                                   -----             -------

                                                                                     192,800

Cosmetics & Personal Care - 1.5%
Gillette Co...............................................         3,000              86,970
                                                                   -----              ------

Electric Utilities - 7.2%
Cinergy Corp..............................................         3,400             118,830
Constellation Energy Group, Inc...........................         3,200             136,320
Duke Energy Corp..........................................         4,000             156,040
                                                                   -----             -------

                                                                                     411,190

Electrical Equipment - 1.5%
Energizer Holdings, Inc.*.................................         3,600              82,620
                                                                   -----              ------

Electronics - 0.5%
Intel Corp................................................         1,000              29,250
                                                                   -----              ------

Financial Services - 16.4%
Citigroup, Inc............................................         3,066             162,008
Comerica, Inc.............................................         2,800             161,280
Heller Financial, Inc.....................................         4,000             160,000
Mellon Financial Corp.....................................         3,700             170,200
USA Education, Inc........................................         3,800             277,400
                                                                   -----             -------

                                                                                     930,888

Health Care Providers - 1.9%
HCA-The Healthcare Company................................         2,400             108,456
                                                                   -----             -------

Media - Broadcasting & Publishing - 1.1%
McGraw-Hill Companies, Inc. (The).........................           900              59,535
                                                                     ---              ------

Metals - 3.1%
Alcoa, Inc................................................         4,400             173,360
                                                                   -----             -------

Oil & Gas - 12.1%
Conoco, Inc...............................................         5,700             160,740
National Fuel Gas Co......................................         2,600             135,174
Phillips Petroleum Co.....................................         2,700             153,900
Texaco, Inc...............................................         1,400              93,240
USX - Marathon Group......................................         4,800             141,648
                                                                   -----             -------

                                                                                     684,702

Pharmaceuticals - 2.3%
Pharmacia Corp............................................         2,856             131,233
                                                                   -----             -------

Retailers - 7.6%
Lowes Co., Inc............................................         3,000             217,650
May Department Stores Co. (The)...........................         4,100             140,466
Target Corp...............................................         2,200              76,120
                                                                   -----              ------

                                                                                     434,236

Telephone Systems - 5.9%
SBC Communications, Inc...................................         3,000             120,180
Verizon Communications, Inc...............................         2,806             150,121
WorldCom, Inc. - MCI Group*...............................           160               2,576
WorldCom, Inc. - WorldCom Group*..........................         4,000              59,840
                                                                   -----              ------

                                                                                     332,717

U.S. Government Agency - 3.0%
Federal National Mortgage Association.....................         2,000             170,300
                                                                   -----             -------

TOTAL INVESTMENTS - 100.9%
(Cost $4,996,737)                                                                  5,727,637

Other Assets and Liabilities (net) - (0.9%)                                          (48,959)
                                                                                     --------

TOTAL NET ASSETS - 100%                                                           $5,678,678
                                                                                  ==========

Portfolio Footnotes:

* Non-income producing security.

                             See notes to financial statements

Met Investors Series Trust
Firstar Growth & Income Equity Portfolio

PORTFOLIO OF INVESTMENTS
June 30, 2001 (Unaudited)
(Percentage of Net Assets)

Security                                                                             Value
Description                                                      Shares            (Note 2)
                                                                 ------            --------

Common Stocks - 98.7%
Advertising - 0.2%
Interpublic Group of Companies, Inc. (The).............             700             $20,545
                                                                    ---             -------

Aerospace & Defense - 1.5%
Boeing Co..............................................             400              22,240
General Dynamics Corp..................................           2,000             155,620
                                                                  -----             -------

                                                                                    177,860

Apparel Retailers - 0.5%
Gap Stores, Inc........................................           1,600              46,400
Kohl's Corp.*..........................................             200              12,546
                                                                    ---              ------

                                                                                     58,946

Automotive - 0.6%
Ford Motor Co..........................................           2,800              68,740
                                                                  -----              ------

Banking - 6.2%
American Express Co....................................           2,800             108,640
Bank of New York Co., Inc. (The).......................           2,700             129,600
Fifth Third Bancorp....................................           1,100              66,055
J.P. Morgan Chase & Co.................................           2,700             120,420
Northern Trust Corp....................................           1,100              68,750
USA Education, Inc.....................................           1,135              82,855
Wells Fargo Co.........................................           4,000             185,720
                                                                  -----             -------

                                                                                    762,040

Beverages, Food & Tobacco - 4.3%
Anheuser-Busch Co., Inc................................           3,200             131,840
Coca-Cola Co. (The)....................................             700              31,500
Kraft Foods, Inc. - Class A*...........................           1,400              43,400
Pepsico, Inc...........................................           3,000             132,600
Philip Morris Co., Inc.................................           1,300              65,975
Sysco Corp.............................................           4,720             128,148
                                                                  -----             -------

                                                                                    533,463

Chemicals - 2.6%
Ecolab, Inc............................................           4,100             167,977
Praxair, Inc...........................................           3,100             145,700
                                                                  -----             -------

                                                                                    313,677

Communications - 2.0%
Cisco Systems, Inc.*...................................           4,100              74,620
Comverse Technology, Inc.*.............................             300              17,286
Corning, Inc...........................................           1,100              18,381
Corning, Inc. Convertible..............................          44,000              24,805
JDS Uniphase Corp.*....................................           1,380              17,595
McDATA Corp.*..........................................             103               1,808
Nokia Corp. (ADR)......................................           2,420              53,337
Nortel Networks Corp...................................           4,300              39,087
Williams Communications Group, Inc.*...................           1,315               3,879
                                                                  -----               -----

                                                                                    250,798

Computer Software & Processing - 6.0%
Adobe Systems, Inc.....................................           1,000              47,000
Automatic Data Processing, Inc.........................           2,300             114,310
Electronic Data Systems Corp. (ACES)*..................           1,200              63,240
Microsoft Corp.*.......................................           3,700             268,620
Oracle Corp.*..........................................           2,600              49,400
Siebel Systems, Inc.*..................................             300              14,070
Sungard Data Systems, Inc.*............................           4,550             136,545
VERITAS Software Corp.*................................             600              39,918
                                                                    ---              ------

                                                                                    733,103

Computers & Information - 2.4%
Dell Computer Corp.*...................................           5,000             129,750
EMC Corp.*.............................................           1,400              40,670
International Business Machines Corp...................             800              90,400
Sun Microsystems, Inc.*................................           2,200              34,584
                                                                  -----              ------

                                                                                    295,404

Containers & Packaging - 0.2%
Avery-Dennison Corp....................................             500              25,525
                                                                    ---              ------

Electric Utilities - 3.9%
Constellation Energy Group, Inc........................           1,600              68,160
Duke Energy Corp.......................................           5,400             210,654
Exelon Corp............................................           2,400             153,888
Reliant Resources, Inc.*...............................           1,900              46,930
                                                                  -----              ------

                                                                                    479,632

Electrical Equipment - 2.4%
General Electric Co....................................           6,025             293,719
                                                                  -----             -------

Electronics - 3.4%
Analog Devices, Inc.*..................................             400              17,300
Flextronics International, Ltd.*.......................           1,600              41,776
Intel Corp.............................................           5,300             155,025
Micron Technology, Inc.*...............................           1,300              53,430
Novellus Systems, Inc.*................................             300              17,037
Texas Instruments, Inc.................................           4,200             132,300
                                                                  -----             -------

                                                                                    416,868

Entertainment & Leisure - 1.6%
Carnival Corp..........................................           6,500             199,550
                                                                  -----             -------

Environmental Controls - 0.2%
Waste Management, Inc..................................             800              24,656
                                                                    ---              ------

Financial Services - 6.7%
Citigroup, Inc.........................................           7,500             396,300
Legg Mason, Inc........................................           1,500              74,640
Mellon Financial Corp..................................           3,000             138,000
Merrill Lynch & Co., Inc...............................           2,500             148,125
Morgan Stanley Dean Witter & Co........................           1,100              70,653
                                                                  -----              ------

                                                                                    827,718

                        See notes to financial statements

Met Investors Series Trust
Firstar Growth & Income Equity Portfolio

PORTFOLIO OF INVESTMENTS - continued June 30, 2001 (Unaudited) (Percentage of Net Assets)


Security                                                                     Value
Description                                                    Shares       (Note 2)
                                                               ------       --------

Food Retailers - 1.8%
Safeway, Inc.*..............................................    4,700         $225,600
                                                                -----         --------

Forest Products & Paper - 0.9%
Kimberly-Clark Corp.........................................    2,075          115,992
                                                                -----          -------

Health Care Providers - 1.4%
HCA-The Healthcare Company..................................    3,700          167,203
                                                                -----          -------

Heavy Machinery - 0.6%
Applied Materials, Inc.*....................................    1,600           78,560
                                                                -----           ------

Household Products - 0.4%
Procter & Gamble Co.........................................      800           51,040
                                                                  ---           ------

Industrial - Diversified - 2.3%
Tyco International, Ltd.....................................    5,100          277,950
                                                                -----          -------

Insurance - 6.6%
AFLAC, Inc..................................................      200            6,298
Ambac Financial Group, Inc..................................    2,850          165,870
American International Group, Inc...........................    2,400          206,400
Chubb Corp..................................................    1,700          131,631
Marsh & McLennan Co., Inc...................................    1,800          181,800
MGIC Investment Corp........................................    1,700          123,488
                                                                -----          -------

                                                                               815,487

Media - Broadcasting & Publishing - 5.6%
AOL Time Warner, Inc.*......................................    3,600          190,800
Clear Channel Communications, Inc.*.........................    1,200           75,240
Comcast Corp. - Class A*....................................    1,900           82,460
McGraw-Hill Companies, Inc. (The)...........................    3,000          198,450
Viacom Inc. - Class B*......................................    2,800          144,900
                                                                -----          -------

                                                                               691,850

Medical Supplies - 2.3%
Baxter International, Inc...................................    3,400          166,600
Millipore Corp..............................................    1,900          117,762
                                                                -----          -------

                                                                               284,362

Oil & Gas - 10.8%
Anadarko Petroleum Corp.....................................      500           27,015
Apache Corp.................................................    1,600           81,200
Chevron Corp................................................      300           27,150
Dynegy, Inc. - Class A......................................    1,600           74,400
Enron Corp..................................................    2,000           98,000
Exxon Mobil Corp............................................    4,800          419,280
Global Marine, Inc.*........................................    3,900           72,657
Nabors Industries, Inc.*....................................    2,000           74,400
Ocean Energy, Inc...........................................    1,700           29,665
Phillips Petroleum Co.......................................    1,600           91,200
Schlumberger, Ltd...........................................    1,700           89,505
USX - Marathon Group........................................    6,280          185,323
Williams Companies, Inc.....................................    1,600           52,720
                                                                -----           ------

                                                                             1,322,515

Pharmaceuticals - 7.1%
American Home Products Corp.................................    2,400          140,256
Bristol-Myers Squibb Co.....................................    2,700          141,210
Eli Lilly & Co..............................................    1,280           94,720
Johnson & Johnson...........................................    1,800           90,000
Merck & Co., Inc............................................    2,040          130,376
Pfizer, Inc.................................................    4,000          160,200
Pharmacia Corp. (ACES)......................................    2,800          113,120
                                                                -----          -------

                                                                               869,882

Retailers - 4.3%
Costco Wholesale Corp.*.....................................    2,200           90,376
CVS Corp....................................................      600           23,160
Home Depot, Inc.............................................    2,300          107,065
Target Corp.................................................    2,500           86,500
Wal-Mart Stores, Inc........................................    2,600          126,880
Walgreen Co.................................................    2,700           92,205
                                                                -----           ------

                                                                               526,186

Telephone Systems - 7.4%
Alltel Corp.................................................    1,400           85,764
Broadwing, Inc.*............................................    2,515           61,492
Qwest Communications Intl., Inc.*...........................    2,800           89,236
SBC Communications, Inc.....................................    6,300          252,378
Sprint Corp. - PCS Group*...................................    1,400           33,810
Verizon Communications, Inc.................................    5,731          306,609
WorldCom, Inc. - MCI Group*.................................      204            3,284
WorldCom, Inc. - WorldCom Group*............................    5,100           76,296
                                                                -----           ------

                                                                               908,869

Transportation - 0.6%
United Parcel Service, Inc. - Class B.......................    1,200           69,360
                                                                -----           ------

U.S. Government Agency - 1.9%
Federal Home Loan Mortgage Corp.............................    2,800          196,000
Federal National Mortgage Association.......................      400           34,060
                                                                  ---           ------

                                                                               230,060

Total Common Stocks (Cost $12,973,319)                                      12,117,160
                                                                            ----------

                        See notes to financial statements

Met Investors Series Trust
Firstar Growth & Income Equity Portfolio

PORTFOLIO OF INVESTMENTS - continued June 30, 2001 (Unaudited) (Percentage of Net Assets)

Par            Security
Value
Amount         Description                                            Coupon           Maturity
(Note 2)

               Domestic Bonds & Debt Securities - 0.1%
$20,000        CIENA Corp. (Cost $20,000)......................      3.750%          02/01/2008                   $15,275
               --------------------------                            ------          ----------                   -------

Security
Value
Description                                                                            Shares
                                                                                       ------
(Note 2)

Convertible Notes - 0.8%
Oil & Gas - 0.8%
Enron Corp. 7.00%, convertible to 07/31/02 (Cost $118,020).........................    2,900                       92,916
                                                                                       -----                       ------

TOTAL INVESTMENTS - 99.6%
(Cost $13,111,339)                                                                                             12,225,351

Other Assets and Liabilities (net) - 0.4%                                                                          52,856
                                                                                                                   ------

TOTAL NET ASSETS - 100%                                                                                       $12,278,207
                                                                                                              ===========

Portfolio Footnotes:

* Non-income producing security.

ADR - American Depositary Receipt

ACES - Adjustable Conversion-Rate Equity Securities

                        See notes to financial statements

Met Investors Series Trust
Janus Aggressive Growth Portfolio

PORTFOLIO OF INVESTMENTS
June 30, 2001 (Unaudited)
(Percentage of Net Assets)


Security                                                                       Value
Description                                                     Shares       (Note 2)
                                                                ------       --------

Common Stocks - 84.9%
Aerospace & Defense - 1.3%
Boeing Co.......................................................   560         $31,136
General Dynamics Corp...........................................   585          45,519
                                                                   ---          ------

                                                                                76,655

Airlines - 1.1%
Southwest Airlines Co........................................... 3,500          64,715
                                                                 -----          ------

Automotive - 1.6%
Harley-Davidson, Inc............................................ 2,015          94,866
                                                                 -----          ------

Banking - 0.7%
Bank of New York Co., Inc. (The)................................   910          43,680
                                                                   ---          ------

Commercial Services - 1.0%
Concord EFS, Inc.*..............................................   560          29,126
Manpower, Inc................................................... 1,100          32,890
                                                                 -----          ------

                                                                                62,016

Communications - 9.1%
CIENA Corp.*....................................................   750          28,500
Cisco Systems, Inc.*............................................ 3,440          62,608
COLT Telecom Group Plc (ADR)*...................................   780          21,840
COLT Telecom Group Plc (GBP)*................................... 2,124          14,703
Comverse Technology, Inc.*...................................... 1,180          67,992
Juniper Networks, Inc.*......................................... 1,510          46,961
Nokia Corp. (ADR)............................................... 6,025         132,791
NTT Mobile Communications Network, Inc. (JPY)...................     6         104,444
ONI Systems Corp.*.............................................. 2,510          70,029
                                                                 -----          ------

                                                                               549,868

Computer Software & Processing - 9.7%
Brocade Communications Systems, Inc.*...........................   800          35,192
Fiserv, Inc.*...................................................   380          24,312
Inktomi Corp.*.................................................. 5,950          57,060
Microsoft Corp.*................................................   900          65,340
Siebel Systems, Inc.*........................................... 1,610          75,509
VeriSign, Inc.*.................................................   925          55,509
VERITAS Software Corp.*......................................... 4,050         269,446
                                                                 -----         -------

                                                                               582,368

Computers & Information - 0.7%
Research In Motion, Ltd.*....................................... 1,300          41,925
                                                                 -----          ------

Cosmetics & Personal Care - 2.2%
Colgate-Palmolive Co............................................   800          47,192
Estee Lauder Co................................................. 1,960          84,476
                                                                 -----          ------

                                                                               131,668

Electric Utilities - 1.7%
AES Corp.*...................................................... 2,350         101,167
                                                                 -----         -------

Electrical Equipment - 2.0%
General Electric Co............................................. 2,490         121,388
                                                                 -----         -------

Electronics - 10.2%
Advanced Micro Devices, Inc.*................................... 2,255          65,124
ASM Lithography Holding N.V.*................................... 3,630          80,768
Celestica, Inc.*................................................ 1,700          87,550
FEI Co.*........................................................   800          32,800
Maxim Integrated Products, Inc.*................................ 3,400         150,314
NVIDIA Corp.*................................................... 1,450         134,488
Xilinx, Inc.*................................................... 1,530          63,097
                                                                 -----          ------

                                                                               614,141

Entertainment & Leisure - 0.5%
Walt Disney Co. (The)........................................... 1,100          31,779
                                                                 -----          ------

Financial Services - 5.6%
Charles Schwab Corp. (The)...................................... 2,000          30,600
Citigroup, Inc.................................................. 3,600         190,224
Goldman Sachs Group, Inc. (The)................................. 1,375         117,975
                                                                 -----         -------

                                                                               338,799

Food Retailers - 4.1%
Kroger Co.*..................................................... 5,600         140,000
Safeway, Inc.*.................................................. 2,155         103,440
                                                                 -----         -------

                                                                               243,440

Health Care Providers - 1.8%
HCA-The Healthcare Company......................................   325          14,687
Tenet Healthcare Corp.*......................................... 1,850          95,442
                                                                 -----          ------

                                                                               110,129

Heavy Machinery - 1.5%
Applied Materials, Inc.*........................................ 1,875          92,063
                                                                 -----          ------

Insurance - 1.0%
MGIC Investment Corp............................................   855          62,107
                                                                   ---          ------

Lodging - 1.3%
MGM Mirage, Inc.*............................................... 2,515          75,349
                                                                 -----          ------

Media - Broadcasting & Publishing - 11.0%
AOL Time Warner, Inc.*.......................................... 2,355         124,815
Clear Channel Communications, Inc.*............................. 1,050          65,835
Comcast Corp. - Class A*........................................ 3,595         156,023
Cox Communications, Inc.*....................................... 1,835          81,291
Grupo Televisa S.A. (GDR)*...................................... 2,125          85,021
New York Times Co............................................... 2,660         111,720
Wolters Kluwer N.V. (EUR)....................................... 1,400          37,680
                                                                 -----          ------

                                                                               662,385

Medical Supplies - 0.7%
Medtronic, Inc..................................................   900          41,409
                                                                   ---          ------

Oil & Gas - 1.2%
Schlumberger, Ltd............................................... 1,380          72,657
                                                                 -----          ------

Pharmaceuticals - 5.4%
Cardinal Health, Inc............................................ 1,650         113,850
Genentech, Inc.*................................................ 1,310          72,181
IVAX Corp.*.....................................................   300          11,700
Pfizer, Inc..................................................... 3,100         124,155
                                                                 -----         -------

                                                                               321,886

Retailers - 6.8%
Tiffany & Co.................................................... 4,600         166,612
Wal-Mart Stores, Inc............................................ 1,650          80,520
Walgreen Co..................................................... 4,785         163,408
                                                                 -----         -------

                                                                               410,540

Telephone Systems - 1.3%
Qwest Communications Intl., Inc.*............................... 2,445          77,922
                                                                 -----          ------

U.S. Government Agency - 1.4%
Federal National Mortgage Association........................... 1,020          86,853
                                                                 -----          ------

Total Common Stocks (Cost $5,364,972)                                        5,111,775
                                                                             ---------

                        See notes to financial statements

Met Investors Series Trust
Janus Aggressive Growth Portfolio

PORTFOLIO OF INVESTMENTS - continued June 30, 2001 (Unaudited) (Percentage of Net Assets)


Par                Security
Value
Amount             Description                                                                  Coupon
                   -----------                                                                  ------
Maturity           (Note 2)

                   Domestic Bonds & Debt Securities - 1.8%
                   Communications - 0.4%
$15,000            Nextel Communications, Inc..............................................     9.375%    11/15/2009    $11,925
10,000             Time Warner Telecom, Inc................................................    10.125%    02/01/2011      9,050
                   -------------------------                                                   -------    ----------      -----

                                                                                                                         20,975

                   Computer Software & Processing - 0.6%
50,000             Juniper Networks, Inc...................................................     4.750%    03/15/2007     36,000
                   ----------------------                                                       ------    ----------     ------

                   Computers & Information - 0.1%
15,000             Exodus Communications, Inc..............................................    11.625%    07/15/2010      5,250
                   ---------------------------                                                 -------    ----------      -----

                   Electronics - 0.3%
15,000             NVIDIA Corp.............................................................     4.750%    10/15/2007     18,637
                   ------------                                                                 ------    ----------     ------

                   Financial Services - 0.4%
25,000             Goldman Sachs Group, Inc. (The).........................................     6.875%    01/15/2011     24,903
                   -------------------------------                                              ------    ----------     ------

                   Total Domestic Bonds & Debt Securities (Cost $118,970)                                               105,765
                   ------------------------------------------------------                                               -------

Par                Security
Value
Amount             Description
(Note 2)

                   Short-Term Investments - 11.6%
700,000            Federal Home Loan Mortgage Corp., 3.94%, due 07/02/01 (Cost $699,847).............................   699,847

                   TOTAL INVESTMENTS - 98.3%
                   (Cost $6,183,789)                                                                                  5,917,387

                   Other Assets and Liabilities (net) - 1.7%                                                            104,107
                   -----------------------------------------                                                            -------

                   TOTAL NET ASSETS - 100%                                                                           $6,021,494
                   =======================                                                                           ==========

                   Portfolio Footnotes:
               *Non-income producing security.

               ADR - American Depositary Receipt

               JPY - Japanese Yen

               GBP - British Pound

               GDR - Global Depository Receipt

               EUR - Euro

               See notes to financial statements

Met Investors Series Trust
MFS Mid Cap Growth Portfolio

PORTFOLIO OF INVESTMENTS
June 30, 2001 (Unaudited)
(Percentage of Net Assets)

Security                                                                       Value
Description                                                     Shares       (Note 2)
                                                                ------       --------

Common Stocks - 92.6%
Commercial Services - 1.0%
Concord EFS, Inc.*..........................................     1,970        $102,460
                                                                 -----        --------

Communications - 13.5%
Advanced Fibre Communications, Inc.*........................     7,650         160,650
American Tower Corp.*.......................................     8,160         168,667
CIENA Corp.*................................................     5,870         223,060
Comverse Technology, Inc.*..................................     4,660         268,509
EchoStar Communications Corp.*..............................     7,710         249,958
ONI Systems Corp.*..........................................     6,600         184,140
SBA Communications Corp.*...................................       130           3,217
Tekelec*....................................................     2,250          60,975
                                                                 -----          ------

                                                                             1,319,176

Computer Processing - 18.7%
CheckFree Corp.*............................................    14,270         500,449
CSG Systems International, Inc.*............................     6,900         391,644
Internap Network Services Corp.*............................    24,370          79,690
Netegrity, Inc.*............................................     2,470          74,100
RSA Security, Inc.*.........................................     7,900         244,505
S1 Corp.*...................................................     4,700          65,800
Switchboard, Inc.*..........................................       390           2,301
VeriSign, Inc.*.............................................     7,800         468,078
                                                                 -----         -------

                                                                             1,826,567

Computer Software - 13.9%
Adobe Systems, Inc..........................................     5,920         278,240
Citrix Systems, Inc.*.......................................    13,510         471,499
Digex, Inc.*................................................     2,750          35,750
Internet Security Systems, Inc.*............................     5,500         267,080
Micromuse, Inc.*............................................     3,710         103,843
Rational Software Corp.*....................................     5,950         166,897
Siebel Systems, Inc.*.......................................       600          28,140
Vignette Corp.*.............................................       860           7,628
                                                                   ---           -----

                                                                             1,359,077

Computers & Information - 3.0%
Akamai Technologies, Inc.*..................................    17,480         160,379
Emulex Corp.*...............................................     3,240         130,896
                                                                 -----         -------

                                                                               291,275

Crude Petroleum & Natural Gas - 16.4%
Apache Corp.................................................     7,940         402,955
Devon Energy Corp...........................................     7,130         374,325
EOG Resources, Inc..........................................    10,940         388,917
Houston Exploration Co.*....................................    10,440         326,250
Newfield Exploration Co.*...................................     1,350          43,281
Noble Affiliates, Inc.......................................     1,930          68,225
                                                                 -----          ------

                                                                             1,603,953

Drilling - Oil & Gas - 10.6%
BJ Services Co.*............................................     1,690          47,962
Diamond Offshore Drilling, Inc..............................     4,450         147,072
Global Industries, Ltd.*....................................     6,880          85,794
Global Marine, Inc.*........................................     9,020         168,043
Noble Drilling Corp.*.......................................    12,350         404,462
Transocean Sedco Forex, Inc.................................     4,500         185,625
                                                                 -----         -------

                                                                             1,038,958

Electric Utilities - 0.1%
Aquila, Inc.*...............................................       100           2,465
Reliant Resources, Inc.*....................................       160           3,952
                                                                   ---           -----

                                                                                 6,417

Electronics - 1.0%
Aware, Inc.*................................................     1,740          15,660
General Motors Corp. - Class H*.............................     3,960          80,190
JNI Corp.*..................................................       180           2,520
                                                                   ---           -----

                                                                                98,370

Financial Services - 0.0%
Instinet Group, Inc.*.......................................       180           3,355
                                                                   ---           -----

Heavy Machinery - 4.7%
AGCO Corp...................................................    25,250         231,038
Cooper Cameron Corp.*.......................................     4,050         225,990
                                                                 -----         -------

                                                                               457,028

Insurance - 0.3%
Willis Group Holdings, Ltd.*...................................  1,680          29,820
                                                                 -----          ------

Media - Broadcasting & Publishing - 1.1%
Scholastic Corp.*..............................................  2,450         110,250
                                                                 -----         -------

Medical Bio - Technology - 3.6%
Cytyc Corp.*................................................... 15,290         352,435
                                                                ------         -------

Medical Supplies - 4.6%
Applera Corp. - Applied Biosystems Group....................... 10,790         288,633
ArthoCare Corp.*...............................................  5,380         140,687
Unilab Corp.*..................................................     80           2,016
VISX, Inc.*....................................................  1,100          21,285
                                                                 -----          ------

                                                                               452,621

Pharmaceuticals - 0.0%
IntraBiotics Pharmaceuticals, Inc.*............................  1,750           2,538
                                                                 -----           -----

Real Estate - 0.1%
Pinnacle Holdings, Inc. (REIT)*................................  1,190           7,152
                                                                 -----           -----

TOTAL INVESTMENTS - 92.6%
(Cost $9,536,919)                                                            9,061,452

Other Assets and Liabilities (net) - 7.4%                                      728,533
                                                                               -------

TOTAL NET ASSETS - 100%                                                     $9,789,985
                                                                            ==========

Portfolio Footnotes:

* Non-income producing security.

REIT - Real Estate Investment Trust

                        See notes to financial statements

Met Investors Series Trust
MFS Research International Portfolio

PORTFOLIO OF INVESTMENTS
June 30, 2001 (Unaudited)
(Percentage of Net Assets)

Security                                                                               Value
Description                                                          Shares           (Note 2)
                                                                     ------           --------

Common and Preferred Stocks - 87.8% Australia - 1.1%
Australia & New Zealand Banking Group Ltd......................       4,630              $39,845
NRMA Insurance Group Ltd.*.....................................      23,550               40,788
                                                                     ------               ------

                                                                                          80,633

Brazil - 1.2%
Aracruz Celulose S.A. (ADR)....................................       2,055               38,428
Embraer - Empresa Brasileira de
Aeronautica S.A. (ADR).........................................       1,190               46,469
                                                                      -----               ------

                                                                                          84,897

Canada - 2.0%
BCE, Inc.......................................................       3,720               97,836
Manitoba Telecom Services, Inc.................................       1,760               49,076
                                                                      -----               ------

                                                                                         146,912

Denmark - 1.8%
Danske Bank....................................................       7,140              128,479
                                                                      -----              -------

France - 10.1%
Alstom.........................................................       1,940               54,040
Business Objects S.A.*.........................................         800               19,124
Carrefour S.A..................................................       1,450               76,823
Coflexip S.A...................................................         165               23,918
Generale De Sante*.............................................       1,910               31,168
Groupe Danone..................................................         220               30,231
Sanofi-Synthelabo S.A..........................................       2,060              135,335
Societe Television Francaise 1.................................       1,196               34,937
Technip S.A....................................................         790              100,452
Total Fina.....................................................       1,600              224,335
                                                                      -----              -------

                                                                                         730,363

Germany - 5.3%
Fresenius AG...................................................          83                7,127
Fresenius AG - Preferred.......................................         328               31,127
Fresenius Medical Care AG......................................       1,830               94,629
Linde AG.......................................................       1,230               52,259
ProSieben Sat.1 Media AG.......................................       3,630               52,188
SAP AG.........................................................         665               91,830
Software AG....................................................         820               53,426
                                                                        ---               ------

                                                                                         382,586

Greece - 0.5%
Cosmote S.A....................................................       4,150               37,290
                                                                      -----               ------

Hong Kong - 1.7%
China Mobile (Hong Kong) Ltd.*.................................      10,500               55,466
CNOOC Ltd.*....................................................      36,500               34,631
Li & Fung, Ltd.................................................      18,000               29,541
                                                                     ------               ------

                                                                                         119,638

Italy - 4.1%
Assicurazioni Generali.........................................       3,240               97,914
Banca Intesa SpA...............................................      31,970              113,011
Banca Nazionale del Lavoro*....................................      22,660              $71,073
Banca Popolare Di Milano.......................................       3,930               15,425
                                                                      -----               ------

                                                                                         297,423

Japan - 18.3%
Asahi Breweries, Ltd...........................................       5,000               56,113
Canon, Inc.....................................................       5,000              202,150
Chugai Pharmaceutical Co., Ltd.................................       5,000               76,087
Daikin Industries, Ltd.........................................       3,000               55,591
Fast Retailing Co., Ltd........................................         800              139,259
Fujikura Ltd...................................................       8,000               48,773
Honda Motor Co., Ltd...........................................       4,000              175,838
NTT Mobile Communications Network, Inc.........................           7              121,851
Secom Co., Ltd.................................................       1,000               55,832
Shionogi & Co, Ltd.............................................       3,000               62,570
Sony Corp......................................................       1,300               85,513
Stanley Electric, Co...........................................       3,000               27,892
Sumitomo Electric Industries, Ltd..............................       7,000               79,400
Tokyo Broadcasting System, Inc.................................       3,000               57,757
Tokyo Gas Co., Ltd.............................................      24,000               72,966
                                                                     ------               ------

                                                                                       1,317,592

Mexico - 0.5%
Grupo Aeroportuario del Sureste S.A. (ADR)*....................       1,755               32,818
                                                                      -----               ------

Netherlands - 11.2%
Akzo Nobel N.V.................................................       2,360              100,029
Fugro N.V......................................................         537               29,953
Hunter Douglas N.V.............................................       1,000               28,059
ING Groep N.V.*................................................       4,430              289,910
Koninklijke (Royal) Philips Electonics N.V.....................       2,410               63,965
Libertel N.V.*.................................................       4,890               43,318
Royal Dutch Petroleum Co.......................................       3,430              197,659
VNU N.V........................................................       1,608               54,524
                                                                      -----               ------

                                                                                         807,417

Singapore - 0.7%
Datacraft Asia, Ltd............................................       5,000               20,400
Overseas Union Bank, Ltd.......................................       6,000               31,120
                                                                      -----               ------

                                                                                          51,520

South Africa - 0.7%
Anglo American Platinum Corp...................................       1,085               48,402
                                                                      -----               ------

South Korea - 1.0%
Korea Telecom Corp.- SP (ADR)..................................       1,700               37,366
Samsung Electronics Co., Ltd...................................         240               35,501
                                                                        ---               ------

                                                                                          72,867

Spain - 2.1%
Centros Comerciales Carrefour, S.A.............................       2,630               35,225
Iberdrola I.S.A................................................       9,240              118,666
                                                                      -----              -------

                                                                                         153,891

Sweden - 0.8%
Saab AB........................................................       5,930               55,673
                                                                      -----               ------

                        See notes to financial statements

Met Investors Series Trust
MFS Research International Portfolio

PORTFOLIO OF INVESTMENTS - continued June 30, 2001 (Unaudited) (Percentage of Net Assets)

Security                                                                              Value
Description                                                          Shares          (Note 2)
                                                                     ------          --------

Switzerland - 8.3%
Jomed N.V.*................................................             740              $21,025
Julius Baer Holdings, Ltd..................................              12               46,228
Leica Geosystems AG*.......................................             156               44,758
Nestle S.A.................................................             558              118,750
Novartis AG................................................           5,640              204,391
Syngenta AG*...............................................           3,150              165,836
                                                                      -----              -------

                                                                                         600,988

United Kingdom - 12.7%
BP Amoco Plc (ADR).........................................           1,890               94,217
CGNU Plc...................................................           7,580              104,838
Diageo Plc.................................................           7,790               85,492
HSBC Holdings Plc..........................................           5,660               67,094
Matalan Plc................................................           8,820               61,552
Next Plc...................................................           1,930               25,254
Reckitt Benckiser Plc......................................           4,190               60,427
Reed International Plc.....................................          11,920              105,660
Reuters Group Plc..........................................           4,650               60,388
Royal Bank of Scotland.....................................           4,046               89,205
Vodafone Group Plc.........................................          71,470              158,379
                                                                     ------              -------

                                                                                         912,506

United States - 3.7%
NTL, Inc.*.................................................             860               10,363
Omnicom Group, Inc.........................................           1,100               94,600
Pharmacia Corp.............................................             440               20,218
Santa Fe International Corp................................             710              $20,590
Synthes Stratec, Inc. (144A)(a)*...........................             170              103,870
Transocean Sedco Forex, Inc................................             310               12,788
                                                                        ---               ------

                                                                                         262,429

TOTAL INVESTMENTS - 87.8%
(Cost $6,649,923)                                                                      6,324,324

Other Assets and Liabilities (net) - 12.2%                                               881,696
                                                                                         -------

TOTAL NET ASSETS - 100.0%                                                             $7,206,020
                                                                                      ==========

Portfolio Footnotes:

* ____ Non-income producing security.


     (a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

ADR - American Depositary Receipt

                        See notes to financial statements

Met Investors Series Trust
Oppenheimer Capital Appreciation Portfolio

PORTFOLIO OF INVESTMENTS
June 30, 2001 (Unaudited)
(Percentage of Net Assets)

Security                                                                               Value
Description                                                            Shares        (Note 2)
                                                                       ------        --------

Common Stocks - 85.3%
Advertising - 1.2%
Omnicom Group, Inc...........................................             790            $67,940
                                                                          ---            -------

Aerospace & Defense - 1.0%
Boeing Co....................................................             180             10,008
Honeywell International, Inc.................................             540             18,895
Northrop Grumman Corp........................................             120              9,612
United Technologies Corp.....................................             240             17,582
                                                                          ---             ------

                                                                                          56,097

Apparel Retailers - 1.0%
Gap Stores, Inc..............................................           1,970             57,130
                                                                        -----             ------

Automotive - 0.8%
Ford Motor Co................................................             660             16,203
Harley-Davidson, Inc.........................................             640             30,131
                                                                          ---             ------

                                                                                          46,334

Banking - 2.5%
Bank of America Corp.........................................             500             30,015
Golden West Financial Corp...................................             210             13,490
J.P. Morgan Chase & Co.......................................           1,090             48,614
USA Education, Inc...........................................             650             47,450
                                                                          ---             ------

                                                                                         139,569

Beverages, Food & Tobacco - 2.1%
Anheuser-Busch Co., Inc......................................           1,530             63,036
Pepsico, Inc.................................................           1,070             47,294
Sysco Corp...................................................             250              6,787
                                                                          ---              -----

                                                                                         117,117

Building Materials - 0.4%
Centex Corp..................................................             520             21,190
                                                                          ---             ------

Chemicals - 0.5%
Dow Chemical Co..............................................             240              7,980
IMC Global, Inc..............................................             270              2,754
PPG Industries, Inc..........................................             270             14,194
                                                                          ---             ------

                                                                                          24,928

Commercial Services - 0.9%
Concord EFS, Inc.*...........................................             440             22,884
First Data Corp..............................................             430             27,627
                                                                          ---             ------

                                                                                          50,511

Communications - 4.2%
CIENA Corp.*.................................................             510             19,380
Cisco Systems, Inc.*.........................................           3,030             55,146
Lucent Technologies, Inc.....................................           1,570              9,734
McDATA Corp.*................................................             390              6,844
Nokia Corp. (ADR)............................................           3,735             82,319
QUALCOMM, Inc.*..............................................             920             53,802
Telefonktiebolaget LM Ericsson AB (ADR)......................             800              4,336
                                                                          ---              -----

                                                                                         231,561

Computer Software & Processing - 7.1%
Cadence Design Systems, Inc.*................................           1,010             18,816
Check Point Software Technologies, Ltd.*.....................             650             32,870
Electronic Arts, Inc.*.......................................             760             44,004
Fiserv, Inc.*................................................             110              7,038
Microsoft Corp.*.............................................           2,530           $183,678
Oracle Corp.*................................................             990             18,810
Peoplesoft, Inc.*............................................             710             34,953
Sybase, Inc.*................................................             560              9,212
VERITAS Software Corp.*......................................             720             47,902
                                                                          ---             ------

                                                                                         397,283

Computers & Information - 0.4%
Read-Rite Corp.*.............................................             240              1,260
SanDisk Corp.*...............................................             750             20,917
                                                                          ---             ------

                                                                                          22,177

Electric Utilities - 1.3%
Duke Energy Corp.............................................           1,250             48,762
Potomac Electric Power Co....................................             580             12,134
Southern Co..................................................             430              9,997
                                                                          ---              -----

                                                                                          70,893

Electrical Equipment - 1.2%
Emerson Electric Co..........................................             670             40,535
General Electric Co..........................................             500             24,375
                                                                          ---             ------

                                                                                          64,910

Electronics - 7.7%
Analog Devices, Inc.*........................................             390             16,867
Atmel Corp.*.................................................           2,900             39,121
Cypress Semiconductor Corp.*.................................           1,080             25,758
Flextronics International, Ltd.*.............................           1,680             43,865
International Rectifier Corp.*...............................             620             21,142
Micron Technology, Inc.*.....................................           1,180             48,498
National Semiconductor Corp.*................................             910             26,499
PerkinElmer, Inc.............................................             430             11,838
RF Micro Devices, Inc.*......................................           1,760             47,168
Sanmina Corp.*...............................................           3,310             77,487
Texas Instruments, Inc.......................................             720             22,680
Vishay Intertechnology, Inc.*................................           1,370             31,510
Vitesse Semiconductor Corp.*.................................             900             18,936
                                                                          ---             ------

                                                                                         431,369

Entertainment & Leisure - 2.1%
Carnival Corp................................................           2,150             66,005
Royal Caribbean Cruises, Ltd.................................           2,420             53,506
                                                                        -----             ------

                                                                                         119,511

Environmental Controls - 1.0%
Waste Management, Inc........................................           1,880             57,942
                                                                        -----             ------

Financial Services - 2.8%
Charles Schwab Corp. (The)...................................             980             14,994
Citigroup, Inc...............................................           2,710            143,196
                                                                        -----            -------

                                                                                         158,190

Food Retailers - 1.5%
Kroger Co.*..................................................           1,020             25,500
Safeway, Inc.*...............................................           1,180             56,640
                                                                        -----             ------

                                                                                          82,140

                        See notes to financial statements

Met Investors Series Trust
Oppenheimer Capital Appreciation Portfolio

PORTFOLIO OF INVESTMENTS - continued June 30, 2001 (Unaudited) (Percentage of Net Assets)

Security                                                                                  Value
Description                                                             Shares          (Note 2)
                                                                        ------          --------

Health Care Providers - 0.4%
HCA-The Healthcare Company...................................             290            $13,105
Trigon Healthcare, Inc.*.....................................             100              6,485
                                                                          ---              -----

                                                                                          19,590

Home Construction, Furnishings & Appliances - 0.3%
Ethan Allen Interiors, Inc...................................             430             13,975
                                                                          ---             ------

Industrial - Diversified - 0.9%
Tyco International, Ltd......................................             908             49,486
                                                                          ---             ------

Insurance - 2.1%
American International Group, Inc............................             590             50,740
Axa (ADR)....................................................             390             10,986
Everest Re Group, Ltd........................................             180             13,464
XL Captial, Ltd..............................................             530             43,513
                                                                          ---             ------

                                                                                         118,703

Media - Broadcasting & Publishing - 17.0%
Adelphia Communications Corp.*...............................             805             33,005
AOL Time Warner, Inc.*.......................................           4,770            252,810
Cablevision Systems Corp.*...................................             810             47,385
Clear Channel Communications, Inc.*..........................           1,570             98,439
Comcast Corp. - Class A*.....................................           4,140            179,676
Fox Entertainment Group, Inc. - Class A*.....................             620             17,298
Hispanic Broadcasting Corp.*.................................           1,070             30,698
McGraw-Hill Companies, Inc. (The)............................             770             50,936
News Corp., Ltd. (The) (ADR).................................           2,090             77,644
Univision Communications, Inc.*..............................             700             29,946
Viacom Inc. - Class B*.......................................           2,520            130,410
                                                                        -----            -------

                                                                                         948,247

Medical Supplies - 3.5%
Applera Corp. - Applied Biosystems Group.....................             720             19,260
Biomet, Inc..................................................             780             37,487
Medtronic, Inc...............................................             880             40,489
Mettler-Toledo International, Inc.*..........................             220              9,515
Millipore Corp...............................................             250             15,495
Newport Corp.................................................             350              9,275
Stryker Corp.................................................             610             33,459
Thermo Electron Corp.*.......................................             300              6,606
Waters Corp.*................................................             850             23,469
                                                                          ---             ------

                                                                                         195,055

Metals - 0.2%
Alcoa, Inc...................................................             250              9,850
                                                                          ---              -----

Oil & Gas - 7.2%
Amerada Hess Corp............................................             630             50,904
BJ Services Co.*.............................................             830             23,555
Coflexip SA (ADR)............................................             120              9,036
El Paso Corp.................................................           1,160             60,946
Exxon Mobil Corp.............................................             990             86,477
Halliburton Co...............................................             770             27,412
Kinder Morgan, Inc...........................................             190              9,548
Noble Drilling Corp.*........................................             340             11,135
Rowan Companies, Inc.*.......................................             500            $11,050
Schlumberger, Ltd............................................             140              7,371
Total Fina Elf S.A. (ADR)....................................             960             67,392
Varco International, Inc.*...................................             550             10,236
Williams Companies, Inc......................................             810             26,690
                                                                          ---             ------

                                                                                         401,752

Pharmaceuticals - 5.8%
Andrx Group*.................................................             210             16,170
Cardinal Health, Inc.........................................             365             25,185
GlaxoSmithkline Plc (ADR)*...................................             650             36,530
IDEC Pharmaceuticals Corp.*..................................             160             10,830
Johnson & Johnson............................................           1,973             98,650
McKesson HBOC, Inc...........................................             710             26,355
Perrigo Co.*.................................................             650             10,849
Pfizer, Inc..................................................           2,040             81,702
Serono SA (ADR)*.............................................             650             16,218
                                                                          ---             ------

                                                                                         322,489

Real Estate - 0.5%
Host Marriott Corp. (REIT)...................................           2,000             25,040
                                                                        -----             ------

Retailers - 2.0%
CVS Corp.....................................................             800             30,880
Home Depot, Inc..............................................             450             20,948
Rite Aid Corp.*..............................................             970              8,730
Target Corp..................................................             660             22,836
Tiffany & Co.................................................             800             28,976
                                                                          ---             ------

                                                                                         112,370

Telephone Systems - 1.6%
Amdocs, Ltd.*................................................             350             18,848
Extreme Networks, Inc.*......................................           1,030             30,385
Vodafone Group Plc (ADR).....................................           1,470             32,855
WorldCom, Inc. - WorldCom Group*.............................             520              7,779
                                                                          ---              -----

                                                                                          89,867

Textiles, Clothing & Fabrics - 0.6%
NIKE, Inc. - Class B.........................................             850             35,692
                                                                          ---             ------

Transportation - 1.3%
Canadian Pacific, Ltd........................................           1,580             61,225
Expeditors International of Washington, Inc..................             220             13,200
                                                                          ---             ------

                                                                                          74,425

U.S. Government Agency - 2.2%
Federal Home Loan Mortgage Corp..............................           1,190             83,300
Federal National Mortgage Association........................             440             37,466
                                                                          ---             ------

                                                                                         120,766

Water Companies - 0.0%
Philadelphia Suburban Corp...................................              60              1,530
                                                                           --              -----

Total Common Stocks (Cost $4,962,771)                                                  4,755,629
                                                                                       ---------

                        See notes to financial statements

Met Investors Series Trust
Oppenheimer Capital Appreciation Portfolio

PORTFOLIO OF INVESTMENTS - continued June 30, 2001 (Unaudited) (Percentage of Net Assets)

Par           Security                                                                                     Value
Amount        Description                                                   Coupon       Maturity         (Note 2)
              -----------                                                   ------       --------         --------

              Domestic Bonds & Debt Securities - 0.3%
$15,000       U.S. Treasury Bond (Cost $15,173)........................     6.375%       04/30/2002           $15,311
              ---------------------------------                             ------       ----------           -------

              TOTAL INVESTMENTS - 85.6%
              (Cost $4,977,944)                                                                             4,770,940

              Other Assets and Liabilities (net) - 14.4%                                                      806,485
              ------------------------------------------                                                      -------

              TOTAL NET ASSETS - 100%                                                                      $5,577,425
              =======================                                                                      ==========

              Portfolio Footnotes:

              * Non-income producing security.

              ADR - American Depository Receipt

              REIT - Real Estate Investment Trust
                        See notes to financial statements

                                       95

Met Investors Series Trust
PIMCO Money Market Portfolio

PORTFOLIO OF INVESTMENTS
June 30, 2001 (Unaudited)
(Percentage of Net Assets)

Par           Security
Value
Amount        Description                                                              Rate          Maturity
              -----------                                                              ----          --------
(Note 2)
--------

              Commercial Paper - 78.5%
              Automotive - 1.9%
$100,000      Ford Motor Credit Co...............................................      4.640%       07/03/2001         $99,961
              ---------------------                                                    ------       ----------         -------

              Banking - 38.2%
100,000       Abbey National North America........................................     4.330%        08/08/2001         99,531
100,000       Abbey National North America........................................     3.580%        09/20/2001         99,185
100,000       ABN-AMRO North America Finance, Inc.................................     3.930%        09/26/2001         99,039
100,000       ANZ (Delaware), Inc.................................................     3.800%        08/13/2001         99,536
100,000       ANZ (Delaware), Inc.................................................     3.900%        08/13/2001         99,523
100,000       CBA (Delaware) Finance..............................................     3.820%        08/14/2001         99,522
100,000       CBA (Delaware) Finance..............................................     4.050%        11/05/2001         98,560
100,000       ForeningsSparbanken AB (Swedbank)...................................     4.000%        08/15/2001         99,489
100,000       ForeningsSparbanken AB (Swedbank)...................................     3.700%        09/05/2001         99,311
100,000       Halifax Group Plc...................................................     3.800%        08/08/2001         99,588
100,000       Halifax Group Plc...................................................     5.050%        08/08/2001         99,522
100,000       KFW International Finance...........................................     3.680%        07/26/2001         99,734
100,000       KFW International Finance...........................................     4.000%        08/02/2001         99,633
100,000       Osterreiche Kontrollbank............................................     4.720%        07/05/2001         99,934
100,000       Osterreiche Kontrollbank............................................     3.620%        09/12/2001         99,256
290,000       The International Bank for Reconstruction and Development
                  (the World Bank)................................................     4.020%        07/05/2001        289,838
100,000       UBS Finance (Delaware), Inc.........................................     5.040%        08/01/2001         99,552
100,000       UBS Finance (Delaware), Inc.........................................     3.800%        08/08/2001         99,588
              ----------------------------                                             ------        ----------         ------

                                                                                                                     1,980,341

              Beverages, Food & Tobacco - 1.9%
100,000       Archer-Daniels-Midland Co...........................................     3.880%        10/05/2001         98,955
              --------------------------                                               ------        ----------         ------

              Cosmetics & Personal Care - 3.9%
200,000       Procter & Gamble Co.................................................     3.860%        07/20/2001        199,571
              --------------------                                                     ------        ----------        -------

              Electric Utilities - 5.8%
100,000       Electricite De France...............................................     3.930%        08/22/2001         99,422
100,000       Wisconsin Electric Power Co.........................................     3.930%        07/10/2001         99,891
100,000       Wisconsin Electric Power Co.........................................     3.950%        07/10/2001         99,890
              ----------------------------                                             ------        ----------         ------

                                                                                                                       299,203

              Electrical Equipment - 3.8%
100,000       General Electric Capital Corp.......................................     5.000%        07/30/2001         99,584
100,000       General Electric Capital Corp.......................................     3.810%        08/14/2001         99,524
              ------------------------------                                           ------        ----------         ------

                                                                                                                       199,108

              Entertainment & Leisure - 3.8%
100,000       Walt Disney Co. (The)...............................................     4.160%        07/31/2001         99,642
100,000       Walt Disney Co. (The)...............................................     3.610%        10/05/2001         99,027
              ----------------------                                                   ------        ----------         ------

                                                                                                                       198,669

              Financial Services - 13.5%
200,000       American Express Credit Corp........................................     3.890%        07/13/2001        199,719
100,000       Goldman Sachs Group, Inc. (The).....................................     4.560%        07/10/2001         99,874
200,000       National Rural Utilities............................................     3.750%        07/27/2001        199,436
100,000       Queensland Treasury Corp. (U.S.$)...................................     3.940%        07/23/2001         99,748
100,000       USAA Capital Corp...................................................     3.850%        09/19/2001         99,134
              ------------------                                                       ------        ----------         ------


                                                                                                                       697,911

                        See notes to financial statements

Met Investors Series Trust
PIMCO Money Market Portfolio

PORTFOLIO OF INVESTMENTS - continued June 30, 2001 (Unaudited) (Percentage of Net Assets)

Par            Security
Value
Amount         Description                                                           Rate           Maturity
               -----------                                                           ----           --------
(Note 2)
--------

               Foreign Municipals - 1.9%
$100,000       Province of Ontario..............................................    3.900%         08/17/2001           $99,480
               -------------------                                                  ------         ----------           -------

               Transportation - 3.8%
100,000        Reseau Ferre De France...........................................    3.920%         07/25/2001            99,728
100,000        Reseau Ferre De France...........................................    4.620%         07/25/2001            99,679
               -----------------------                                              ------         ----------            ------

                                                                                                                        199,407

               Total Commercial Paper (Cost $4,072,606)                                                               4,072,606
               ----------------------------------------                                                               ---------

               U.S. Government & Agency Discount Notes - 13.4%
200,000        Federal Farm Credit Bank.........................................    3.850%         08/29/2001           198,717
200,000        Federal Home Loan Mortgage Corp..................................    3.920%         07/05/2001           199,891
200,000        Federal Home Loan Mortgage Corp..................................    3.520%         10/11/2001           197,986
100,000        Federal National Mortgage Association............................    3.700%         12/20/2001            98,222
               -------------------------------------                                ------         ----------            ------

               Total U.S. Government & Agency Discount Notes (Cost $694,816)                                            694,816
               -------------------------------------------------------------                                            -------

Par            Security
Value
Amount         Description                                                           Coupon         Maturity
               -----------                                                           ------         --------
[Note 2)
--------

               U.S. Government & Agency Obligations - 3.1%
161,558        Federal National Mortgage Association (Cost $162,429)............    7.000%         03/15/2002           162,429
               -----------------------------------------------------                ------         ----------           -------

               Corporate Notes - 3.9%
               Banking - 2.0%
100,000        Wells Fargo Co...................................................    8.375%         05/15/2002           103,524
               Retailers - 1.9%
100,000        Wal-Mart Stores, Inc.............................................    6.150%         08/10/2001           100,114
               ---------------------                                                ------         ----------           -------

               Total Corporate Notes (Cost $203,638)                                                                    203,638
               -------------------------------------                                                                    -------

               TOTAL INVESTMENTS - 98.9%
               (Cost $5,133,489)                                                                                      5,133,489

               Other Assets and Liabilities (net) - 1.1%                                                                 56,212
               -----------------------------------------                                                                 ------

               TOTAL NET ASSETS - 100%                                                                               $5,189,701
               =======================                                                                               ==========

                        See notes to financial statements

                                       97

Met Investors Series Trust
PIMCO Total Return Portfolio

PORTFOLIO OF INVESTMENTS
June 30, 2001 (Unaudited)
(Percentage of Net Assets)


Par               Security
Value
Amount            Description                                                            Coupon         Maturity
                  -----------                                                            ------         --------

(Note 2)
--------

                  Domestic Bonds & Debt Securities - 6.5%
                  Automotive - 0.7%
$100,000          General Motors Acceptance Corp...................................     5.114%         05/04/2004     $100,000
                  -------------------------------                                       ------         ----------     --------

                  Collateralized Mortgage Obligations - 2.4%
106,057           Residential Funding Mortgage Security............................     7.750%         10/25/2030      108,314
121,508           United Mortgage Securities Corp..................................     7.302%         06/25/2032      123,823
36,403            United Mortgage Securities Corp..................................     7.108%         09/25/2033       37,031
80,972            Washington Mutual, Inc...........................................     7.628%         12/25/2040       80,971
                  -----------------------                                               ------         ----------       ------

                                                                                                                       350,139

                  Communications - 1.4%
200,000           France Telecom S.A. (144A).......................................     6.308%         03/14/2003      202,328
                  ---------------------------                                           ------         ----------      -------

                  Financial Services - 2.0%
300,000           Small Business Administration....................................     6.353%         03/10/2011      285,844
                  -----------------------------                                         ------         ----------      -------

                  Total Domestic Bonds & Debt Securities (Cost $947,800)                                               938,311
                  ------------------------------------------------------                                               -------

                  U.S. Government & Agency Obligations - 42.1%
2,000,000         Federal Home Loan Mortgage Corp.(a)..............................     6.000%         07/16/2031    1,919,687
1,000,000         Federal National Mortgage Association............................     6.625%         11/15/2010    1,036,481
2,500,000         Government National Mortgage Association(a)......................     7.000%         07/01/2031    2,521,875
110,426           U.S. Treasury Inflation Index Note(b)............................     3.988%         07/15/2002      112,531
431,348           U.S. Treasury Inflation Index Note...............................     4.163%         01/15/2009      445,637
                  -----------------------------------                                   ------         ----------      -------

                  Total U.S. Government & Agency Obligations (Cost $6,078,960)                                       6,036,211
                  ------------------------------------------------------------                                       ---------

Par               Security
Value
Amount            Description                                                            Rate           Maturity
                  -----------                                                            ----           --------
(Note 2)
--------

                  U.S. Government & Agency Discount Notes - 21.1%
600,000           Federal Farm Credit Bank.........................................     4.685%         08/29/2001      595,315
300,000           Federal Home Loan Bank...........................................     4.000%         10/31/2001      295,900
600,000           Federal Home Loan Mortgage Corp..................................     3.900%         09/13/2001      595,125
500,000           Federal Home Loan Mortgage Corp..................................     3.540%         10/19/2001      494,542
200,000           Federal National Mortgage Association............................     3.650%         09/27/2001      198,195
800,000           Federal National Mortgage Association............................     3.630%         12/20/2001      786,045
30,000            U.S. Treasury Bill(b)............................................     3.383%         10/18/2001       29,690
30,000            U.S. Treasury Bill(b)............................................     3.495%         10/18/2001       29,679
                  ---------------------                                                 ------         ----------       ------

                  Total U.S. Government & Agency Discount Notes (Cost $3,024,491)                                    3,024,491
                  ---------------------------------------------------------------                                    ---------

                  Commercial Paper - 50.7%
                  Banking - 25.0%
200,000           Abbey National North America.....................................     3.690%         08/01/2001      199,344
200,000           Abbey National North America.....................................     3.890%         08/01/2001      199,308
300,000           ABN-AMRO North America Finance, Inc..............................     3.590%         09/26/2001      297,368
200,000           ANZ (Delaware), Inc..............................................     3.980%         07/18/2001      199,602
200,000           ANZ (Delaware), Inc..............................................     3.800%         08/13/2001      199,071
500,000           CBA (Delaware) Finance...........................................     3.600%         10/15/2001      494,650
300,000           ForeningsSparbanken AB (Swedbank)................................     3.950%         07/20/2001      299,342
200,000           ForeningsSparbanken AB (Swedbank)................................     3.570%         11/20/2001      197,164
200,000           Halifax Group Plc................................................     3.710%         08/01/2001      199,340
300,000           Halifax Group Plc................................................     3.890%         09/26/2001      297,147
500,000           KFW International Finance........................................     3.840%         07/30/2001      498,400
                        See notes to financial statements

                                       98

Met Investors Series Trust
PIMCO Total Return Portfolio

PORTFOLIO OF INVESTMENTS - continued June 30, 2001 (Unaudited) (Percentage of Net Assets)

Par           Security
Value
Amount        Description                                                             Rate           Maturity
              -----------                                                             ----           --------
(Note 2]
--------

              Banking - continued
$300,000      UBS Finance (Delaware), Inc........................................    3.670%         08/21/2001        $298,410
200,000       UBS Finance (Delaware), Inc........................................    3.780%         08/22/2001         198,887
              ----------------------------                                           ------         ----------         -------

                                                                                                                     3,578,033

              Beverages, Food & Tobacco - 4.9%
200,000       Coca-Cola Co. (The)................................................    4.240%         07/12/2001         199,718
500,000       Hershey Foods Corp.................................................    3.870%         07/13/2001         499,301
              -------------------                                                    ------         ----------         -------

                                                                                                                       699,019

              Chemicals - 2.8%
400,000       Du Pont (E.I.) de Nemours and Co...................................    3.590%         09/21/2001         396,689
              --------------------------------                                       ------         ----------         -------

              Electric Utilities - 2.1%
300,000       Electricite De France..............................................    3.930%         08/22/2001         298,264
              ---------------------                                                  ------         ----------         -------

              Electrical Equipment - 3.5%
100,000       General Electric Capital Corp......................................    3.800%         08/15/2001          99,515
400,000       General Electric Capital Corp......................................    3.670%         08/16/2001         398,084
              ------------------------------                                         ------         ----------         -------

                                                                                                                       497,599

              Entertainment & Leisure - 3.4%
500,000       Walt Disney Co. (The)..............................................    3.610%         10/05/2001         495,137
              ----------------------                                                 ------         ----------         -------

              Financial Services - 9.0%
500,000       National Rural Utilities...........................................    3.880%         07/27/2001         498,545
200,000       Queensland Treasury Corp...........................................    3.920%         07/23/2001         199,499
200,000       Queensland Treasury Corp...........................................    4.240%         07/23/2001         199,529
400,000       USAA Capital Corp..................................................    3.870%         08/15/2001         398,022
              ------------------                                                     ------         ----------         -------

                                                                                                                     1,295,595

              Total Commercial Paper (Cost $7,260,336)                                                               7,260,336
              ----------------------------------------                                                               ---------

Par           Security
Value
Amount        Description
(Note 2)

              Options - 0.3%
6,000         10 Year U.S. Treasury Note Call, strike at 96, expires 08/25/01............................               42,094
27,500        CME Eurodollar Put, strike at 92.5, expires 12/14/01.......................................                  206
27,500        CME Eurodollar Put, strike at 93.25, expires 9/14/01.......................................                  138
              ----------------------------------------------------                                                         ---

              Total Options (Cost $40,876)                                                                              42,438
              ----------------------------                                                                              ------

              TOTAL INVESTMENTS - 120.7%
              (Cost $17,352,463)                                                                                    17,301,787

              Other Assets and Liabilities (net) - (20.7%)                                                         (2,976,202)
              --------------------------------------------                                                         -----------

              TOTAL NET ASSETS - 100%                                                                              $14,325,585
              =======================                                                                              ===========

             Portfolio Footnotes:

             (a) Security purchased on a delayed or when-issued basis.

             (b) Held as collateral for open futures contracts.

             See notes to financial statements

                                       99

Met Investors Series Trust
PIMCO Total Return Portfolio

PORTFOLIO OF INVESTMENTS
June 30, 2001 (Unaudited)
(Percentage of Net Assets)

The following table summarizes the portfolio composition of the Portfolio's holdings at June 30, 2001, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.


Portfolio Composition by Credit Quality
Ratings%                                                     of Portfolio
AAA                                                                  98.0%
AA                                                                    0.0
A                                                                     2.0
BBB                                                                   0.0
BB                                                                    0.0
B:                                                                    0.0
Below B                                                               0.0
NR                                                                    0.0
                                                                      ---

                                                                    100.0%

Note: NR = Not Rated

                        See notes to financial statements

Met Investors Series Trust
PIMCO Innovation Portfolio

PORTFOLIO OF INVESTMENTS
June 30, 2001 (Unaudited)
(Percentage of Net Assets)

Security                                                                                Value
Description                                                             Shares         (Note 2)
                                                                        ------         --------

Common Stocks - 94.3%
Communications - 9.0%
Converse Technology, Inc.*.............................................   1,400          $80,668
Foundry Networks, Inc.*................................................   5,000           99,900
Nokia Corp. (ADR)......................................................   5,100          112,404
ONI Systems Corp.*.....................................................   2,500           69,750
QUALCOMM, Inc.*........................................................   3,400          198,832
Telefonktiebolaget LM Ericsson AB (ADR)................................   8,400           45,528
Tellium, Inc.*.........................................................     500            9,100
                                                                            ---            -----

                                                                                         616,182

Computer Software & Processing - 22.8%
BEA Systems, Inc.*.....................................................   3,300          101,343
BMC Software, Inc.*....................................................   4,600          103,684
Brocade Communications Systems, Inc.*..................................   3,000          131,970
Check Point Software Technologies, Ltd.*...............................   2,000          101,140
i2 Technologies, Inc.*.................................................   6,600          130,680
Microsoft Corp.*.......................................................   2,600          188,760
Openwave Systems, Inc.*................................................   2,100           72,870
PeopleSoft, Inc.*......................................................   4,400          216,612
Rational Software Corp.*...............................................   2,000           56,100
Siebel Systems, Inc.*..................................................   4,300          201,670
VERITAS Software Corp.*................................................   3,500          232,855
Vignette Corp.*........................................................   3,800           33,706
                                                                          -----           ------

                                                                                       1,571,390

Computers & Information - 8.3%
Compaq Computer Corp...................................................   6,200           96,038
Dell Computer Corp.*...................................................   7,700          199,815
Emulex Corp.*..........................................................   1,400           56,560
International Business Machines Corp...................................   1,500          169,500
Research In Motion, Ltd.*..............................................   1,600           51,600
                                                                          -----           ------

                                                                                         573,513

Electronics - 15.1%
Applied Micro Circuits Corp.*..........................................   3,900           67,080
Broadcom Corp. - Class A*..............................................   4,000          171,040
Flextronics International, Ltd.*.......................................   1,300           33,943
GlobeSpan, Inc.*.......................................................   5,500           80,300
LSI Logic Corp.*.......................................................   5,384          101,219
Micron Technology, Inc.*...............................................   4,700          193,170
QLogic Corp.*..........................................................   1,900          122,455
Sanmina Corp.*.........................................................   4,815          112,719
Texas Instruments, Inc.................................................   2,200           69,300
Xilinx, Inc.*..........................................................   2,200           90,728
                                                                          -----           ------

                                                                                       1,041,954

Fiber Optics - 1.3%
JDS Uniphase Corp.*....................................................   6,938           88,460
                                                                          -----           ------

Heavy Machinery - 3.1%
Applied Materials, Inc.*...............................................   4,400          216,040
                                                                          -----          -------

Home Construction, Furnishings & Appliances - 1.1%
Gemstar-TV Guide Intl., Inc.*..........................................   1,700           74,800
                                                                          -----           ------

Media - Broadcasting & Publishing - 4.1%
AOL Time Warner, Inc.*.................................................    3,800        $201,400
Comcast Corp. - Class A*...............................................    1,900          82,460
                                                                           -----          ------

                                                                                         283,860

Networking - 10.7%
Cisco Systems, Inc.*...................................................    9,700         176,540
EMC Corp.*.............................................................    3,700         107,485
Extreme Networks, Inc.*................................................    5,600         165,200
Juniper Networks, Inc.*................................................    3,100          96,410
Sun Microsystems, Inc.*................................................   12,300         193,356
                                                                          ------         -------

                                                                                         738,991

Pharmaceuticals - 2.2%
Amgen, Inc.*...........................................................    1,600          97,088
IDEC Pharmaceuticals Corp.*............................................      800          54,152
                                                                             ---          ------

                                                                                         151,240

Retailers - 3.1%
Amazon.com, Inc.*......................................................    5,900          83,485
eBay, Inc.*............................................................    1,900         130,131
                                                                           -----         -------

                                                                                         213,616

Semiconductors - 11.5%
Agere Systems, Inc.*...................................................    2,700          20,250
Cree, Inc.*............................................................    1,600          41,832
Intel Corp.............................................................    5,000         146,250
KLA-Tencor Corp.*......................................................    2,400         140,328
Lam Research Corp.*....................................................    1,800          53,370
Maxim Integrated Products, Inc.*.......................................    1,900          83,999
Novellus Systems, Inc.*................................................    1,800         102,222
Taiwan Semiconductor Manufacturing Co., Ltd.*..........................    4,120          62,583
Teradyne, Inc.*........................................................    4,200         139,020
                                                                           -----         -------

                                                                                         789,854

Telephone Systems - 2.0%
Amdocs, Ltd.*..........................................................    2,500         134,625
                                                                           -----         -------

TOTAL INVESTMENTS - 94.3%
(Cost $6,746,572)                                                                      6,494,525

Other Assets and Liabilities (net) - 5.7%                                                389,564
                                                                                         -------

TOTAL NET ASSETS - 100%                                                               $6,884,089
                                                                                      ==========

Portfolio Footnotes:

* Non-income producing security.

ADR - American Depositary Receipt

                        See notes to financial statements

                                       101

Met Investors Series Trust
Met/Putnam Research Portfolio

PORTFOLIO OF INVESTMENTS
June 30, 2001 (Unaudited)
(Percentage of Net Assets)

Security                                                                               Value
Description                                                             Shares        (Note 2)
                                                                        ------        --------

Common Stocks - 98.5%
Advertising - 1.3%
Interpublic Group of Companies, Inc. (The).............................   6,700         $196,645
                                                                          -----         --------

Apparel Retailers - 1.5%
Limited, Inc. (The)....................................................  13,555          223,929
                                                                         ------          -------

Banking - 10.0%
Bank of America Corp...................................................   4,070          244,322
Comerica, Inc..........................................................   5,110          294,336
Providian Financial Corp...............................................   4,343          257,106
U.S. Bancorp...........................................................   9,605          218,898
Wells Fargo Co.........................................................   5,875          272,776
Zions Bancorporation...................................................   2,990          176,410
                                                                          -----          -------

                                                                                       1,463,848

Beverages, Food & Tobacco - 10.1%
Coca-Cola Co. (The)....................................................  12,055          542,475
Coca-Cola Enterprises, Inc.............................................  12,045          196,936
Heinz (H.J.), Co.......................................................   7,255          296,657
Kraft Foods, Inc. - Class A*...........................................   3,250          100,750
Philip Morris Co., Inc.................................................   6,920          351,190
                                                                          -----          -------

                                                                                       1,488,008

Commercial Services - 2.5%
Convergys Corp.*.......................................................   5,930          179,382
KPMG Consulting, Inc.*.................................................  11,715          179,825
                                                                         ------          -------

                                                                                         359,207

Communications - 3.9%
Cisco Systems, Inc.*...................................................  19,340          351,988
QUALCOMM, Inc.*........................................................   3,700          216,376
                                                                          -----          -------

                                                                                         568,364

Computer Software & Processing - 7.7%
BEA Systems, Inc.*.....................................................   3,325          102,111
CheckFree Corp.*.......................................................   3,880          136,072
Microsoft Corp.*.......................................................   9,866          716,272
Parametric Technology Corp.*...........................................  12,200          170,678
                                                                         ------          -------

                                                                                       1,125,133

Computers & Information - 1.4%
Compaq Computer Corp...................................................  13,250          205,242
                                                                         ------          -------

Electric Utilities - 3.7%
CMS Energy Corp........................................................   5,790          161,251
Entergy Corp...........................................................     495           19,003
FPL Group, Inc.........................................................   4,160          250,474
NiSource, Inc..........................................................   4,155          113,556
                                                                          -----          -------

                                                                                         544,284

Electronics - 5.3%
Applied Micro Circuits Corp.*..........................................   7,830          134,676
Celestica, Inc.*.......................................................   2,840          146,260
Flextronics International, Ltd.*.......................................   5,400          140,994

Micron Technology, Inc.*...............................................   5,395          221,734
PMC-Sierra, Inc.*......................................................   4,440          137,951
                                                                          -----          -------

                                                                                         781,615

Financial Services - 6.9%
Charles Schwab Corp. (The).............................................     210            3,213
Citigroup, Inc.........................................................  12,260          647,818
Goldman Sachs Group, Inc. (The)........................................   1,145           98,241
Morgan Stanley Dean Witter & Co........................................   3,990          256,278
                                                                          -----          -------

                                                                                       1,005,550

Food Retailers - 1.7%
Starbucks Corp.*.......................................................  10,640          244,720
                                                                         ------          -------

Forest Products & Paper - 2.3%
Smurfit-Stone Container Corp.*.........................................  11,330          183,546
Weyerhauser Co.........................................................   2,830          155,565
                                                                          -----          -------

                                                                                         339,111

Heavy Machinery - 1.9%
Baker Hughes, Inc......................................................   2,675           89,613
Eaton Corp.............................................................   2,610          182,961
                                                                          -----          -------

                                                                                         272,574

Industrial - Diversified - 2.5%
Tyco International, Ltd................................................   6,615          360,518
                                                                          -----          -------

Insurance - 2.3%
Cigna Corp.............................................................   2,470          236,675
XL Captial, Ltd........................................................   1,280          105,088
                                                                          -----          -------

                                                                                         341,763

Media - Broadcasting & Publishing - 8.1%
AOL Time Warner, Inc.*.................................................   9,010          477,530
Clear Channel Communications, Inc.*....................................   6,490          406,923
Viacom Inc. - Class B*.................................................   5,995          310,241
                                                                          -----          -------

                                                                                       1,194,694

Medical Supplies - 2.6%
Medtronic, Inc.........................................................   8,320          382,803
                                                                          -----          -------

Oil & Gas - 7.8%
Conoco, Inc............................................................   1,070           30,174
Exxon Mobil Corp.......................................................   4,609          402,596
Royal Dutch Petroleum Co...............................................   7,687          447,921
Total Fina Elf S.A. (ADR)..............................................   1,375           96,525
Transocean Sedco Forex, Inc............................................   2,012           82,995
Unocal Corp............................................................   2,590           88,449
                                                                          -----           ------

                                                                                       1,148,660

Pharmaceuticals - 6.9%
AstraZeneca Plc (ADR)..................................................   5,965          278,864
Pharmacia Corp.........................................................   7,760          356,572
Schering-Plough Corp...................................................  10,563          382,803
                                                                         ------          -------

                                                                                       1,018,239

                        See notes to financial statements

Met Investors Series Trust
Met/Putnam Research Portfolio

PORTFOLIO OF INVESTMENTS - continued June 30, 2001 (Unaudited) (Percentage of Net Assets)

Security                                                                        Value
Description                                                     Shares         (Note 2)
                                                                ------         --------

Retailers - 2.6%
CVS Corp....................................................     5,100          $196,860
TJX Companies, Inc..........................................     5,955           189,786
                                                                 -----           -------

                                                                                 386,646

Telephone Systems - 5.5%
AT&T Corp. - Liberty Media Group*...........................     8,045           140,707
Qwest Communications Intl., Inc.*...........................     8,506           271,086
SBC Communications, Inc.....................................     9,909           396,955
                                                                 -----           -------

                                                                                 808,748

TOTAL INVESTMENTS - 98.5%
(Cost $14,935,525)                                                            14,460,301

Other Assets and Liabilities (net) - 1.5%                                        216,314
                                                                                 -------

TOTAL NET ASSETS - 100%                                                      $14,676,615
                                                                             ===========

Portfolio Footnotes:

* Non-income producing security.

ADR - American Depositary Receipt

                        See notes to financial statements

                                       103


MET INVESTORS SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES


June 30, 2001 (UNAUDITED)

                                                                             J.P. Morgan       J.P. Morgan
J.P. Morgan
                                                                           Small Cap Stock     Quality Bond
Select Equity
                                                                              Portfolio          Portfolio
Portfolio

Assets
Investments, at value (Note 2)*                                              $98,878,394       $124,976,883       $219,317,540
Cash                                                                           5,515,711          4,738,060          6,252,647
Cash denominated in foreign currencies**                                              --              3,430                 --
Receivable for investments sold                                                  536,986                702            567,451
Receivable for Trust shares sold                                                     900             40,809                787
Dividends receivable                                                              76,156                --             216,527
Interest receivable                                                               59,773          2,046,320             61,330
Net variation margin on financial futures contracts (Note 6)                          --             36,577             17,625
Unrealized appreciation on forward currency contracts (Note 7)                        --            257,889                 --
                                                                                      --            -------                 --

        Total assets                                                         105,067,920        132,100,670        226,443,907
        ------------                                                         -----------        -----------        -----------

Liabilities
        Payables for:
        Investments purchased                                                    826,330            117,257            788,511
        When-issued / delayed delivery investments (Note 2)                           --          2,328,750                 --
        Trust shares redeemed                                                     33,473             26,588             66,570
        Unrealized depreciation on forward currency contracts (Note 7)                --                --                  --
        Distribution and service fees - Class B                                        9                114                155
        Securities on loan                                                    13,581,123          5,522,000         10,700,384
        Investment advisory fee payable (Note 3)                                  59,539             48,218            104,587
        Accrued expenses                                                          89,253             71,477             82,211
        ----------------                                                          ------             ------             ------

        Total liabilities                                                     14,589,727          8,114,404         11,742,418
        -----------------                                                     ----------          ---------         ----------

Net Assets                                                                   $90,478,193       $123,986,266       $214,691,489
                                                                             ===========       ============       ============

Net Assets Represented by:
Paid in surplus                                                               86,404,239       $122,069,463       $219,018,801
Accumulated net realized gain (loss)                                           1,137,619        (2,692,882)         (4,822,999)
Unrealized appreciation (depreciation) on investments, futures
contracts and foreign currency                                                 2,870,411            699,923             63,746
Undistributed (distributions in excess of) net investment income                  65,924          3,909,762            431,941

        Total                                                                $90,478,193       $123,986,266       $214,691,489
        =====                                                                ===========       ============       ============

Net Assets
Class A                                                                       90,413,111        123,086,175        213,612,382
                                                                              ==========        ===========        ===========

Class B                                                                           65,082            900,091          1,079,107
                                                                                  ======            =======          =========

Capital shares outstanding
Class A                                                                        7,147,022         11,167,313         15,904,534
                                                                               =========         ==========         ==========

Class B                                                                            5,147             81,697             80,425
                                                                                   =====             ======             ======

Net Asset Value and Offering Price Per Share
Class A                                                                            12.65              11.02              13.43
                                                                                   =====              =====              =====

Class B                                                                            12.64              11.02              13.42
                                                                                   =====              =====              =====

*    Investments at cost                                                     $96,007,983       $124,502,579       $219,228,112
**   Cost of cash denominated in foreign currencies                                   --             17,117                 --
                        See notes to financial statements

                                       104





J.P. Morgan                J.P. Morgan                   Lord Abbett           Lord Abbett
Enhanced Index        International Equity            Bond Debenture         Mid-Cap Value
Portfolio                    Portfolio                    Portfolio             Portfolio
                             ---------                    ---------             ---------

$232,666,746                      $100,088,345            $168,122,527            $74,045,204
499,771                                428,281               2,391,063              2,488,893
              --                       321,848                      --                     --
767,847                                257,988                 154,661              1,058,235
           2,622                         6,543                  99,210                    139
237,010                                156,020                   3,750                 80,236
          43,936                        27,370               3,175,595                 37,768
           2,350                         5,200                      --                     --
           -----                         -----                      --                     --

234,220,282                        101,291,595             173,946,806             77,710,475
                                   -----------             -----------             ----------

761,821                                253,391                 238,433                     --
                                       -------                 -------                     --

          46,142                        47,620                  27,037                 17,322
              --                       184,164                      --                     --
              60                            34                     448                    293
11,159,820                           5,536,669              12,513,200              7,323,296
104,244                                 78,706                  78,481                 34,469
          94,837                       122,383                  85,595                 66,420

12,166,924                           6,222,967              12,943,194              7,441,800
                                     ---------              ----------              ---------

$222,053,358                       $95,068,628            $161,003,612            $70,268,675
                                   ===========            ============            ===========

$241,256,054                      $119,085,968            $174,897,815            $54,644,106
(14,347,921)                      (12,884,719)              (5,497,765)             3,915,866

(5,523,614)                       (10,992,495)             (14,345,267)            11,434,890
668,839                              (140,126)               5,948,829                273,813

$222,053,358                       $95,068,628            $161,003,612            $70,268,675
                                   ===========            ============            ===========

221,485,689                         94,845,158             157,551,432             68,029,866
                                    ==========             ===========             ==========

567,669                                223,470               3,452,180              2,238,809
                                       =======               =========              =========

14,046,886                          10,240,179              14,261,701              4,288,678
                                    ==========              ==========              =========

          36,021                        24,147                 312,640                141,193
          ======                        ======                 =======                =======

           15.77                          9.26                   11.05                  15.86
           =====                          ====                   =====                  =====

           15.76                          9.25                   11.04                  15.86
           =====                          ====                   =====                  =====

$238,178,737                      $110,890,859            $182,467,794            $62,610,314
              --                       313,948                      --                     --
                        See notes to financial statements

                                       105



MET INVESTORS SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2001 (UNAUDITED)

                                                                        Lord Abbett            Lord Abbett
Lord Abbett
                                                                     Developing Growth    Growth Opportunities
Growth and Income
                                                                         Portfolio              Portfolio
Portfolio

Assets
        Investments, at value (Note 2)*                                    $45,716,322             $3,504,225     $1,351,741,030
        Cash                                                                 1,201,005                224,656          5,253,081
        Receivable for investments sold                                        287,758                  2,924          9,346,834
        Receivable for Trust shares sold                                            --                 16,086            239,137
        Dividends receivable                                                     3,023                    214          2,099,071
        Interest receivable                                                     26,479                    390            215,593
        Unrealized appreciation on forward currency contracts (Note 7)              --                    --                  --
        Receivable from investment adviser (Note 3)                                 --                 31,528                 --
        -------------------------------------------                                 --                 ------                 --

             Total assets                                                   47,234,587              3,780,023      1,368,894,746
             ------------                                                   ----------              ---------      -------------

Liabilities
        Due to bank                                                                 --                    --                  --
        Payables for:
             Investments purchased                                             243,040                    --           3,940,512
             Trust shares redeemed                                               8,024                    --             250,661
             Distribution and service fees - Class B                                --                    657              1,554
             Cash denominated in foreign currencies**                               --                    --                  --
             Securities on loan                                              6,508,572                    --          49,391,959
             Investment advisory fee payable (Note 3)                           18,751                    --             629,749
        Accrued expenses                                                        58,275                 16,981            248,569
        ----------------                                                        ------                 ------            -------

             Total liabilities                                               6,836,662                 17,638         54,463,004
             -----------------                                               ---------                 ------         ----------

Net Assets                                                                 $40,397,925             $3,762,385     $1,314,431,742
                                                                           ===========             ==========     ==============

Net Assets Represented by:
        Paid in surplus                                                    $44,056,541             $3,871,030     $1,092,722,431
        Accumulated net realized gain (loss)                                (2,108,816)             (143,240)         41,723,198
        Unrealized appreciation (depreciation) on investments,
             futures contracts and foreign currency                         (1,417,976)                42,870        173,244,638
        Undistributed (distributions in excess of) net investment
             income                                                           (131,824)               (8,275)          6,741,475
             ------                                                           ---------               -------          ---------

             Total                                                         $40,397,925             $3,762,385     $1,314,431,742
             =====                                                         ===========             ==========     ==============

Net Assets
        Class A                                                             40,033,157                190,714      1,302,813,456
        =======                                                             ==========                =======      =============

        Class B                                                                364,768              3,571,671         11,618,286
        =======                                                                =======              =========         ==========

Capital shares outstanding
        Class A                                                              3,642,953                 19,768         51,126,535
        =======                                                              =========                 ======         ==========

        Class B                                                                 33,201                370,624            456,073
        =======                                                                 ======                =======            =======

Net Asset Value and Offering Price Per Share
        Class A                                                                  10.99                   9.65              25.48
        =======                                                                  =====                   ====              =====

        Class B                                                                  10.99                   9.64              25.47
        =======                                                                  =====                   ====              =====

*       Investments at cost                                                $47,134,298             $3,461,355     $1,178,496,392
**      Cost of cash denominated in foreign currencies                              --                    --                  --
                        See notes to financial statements

                                       106





                 Firstar                 Firstar                  Firstar                        Janus
                Balanced              Equity Income       Growth & Income Equity           Aggressive Growth
                Portfolio               Portfolio               Portfolio                       Portfolio

                    $7,986,808             $5,727,637                 $12,225,351                   $5,917,387
                       576,464                     --                      78,698                       86,402
                           376                     --                          --                       25,821
                           --                      --                          --                       11,357
                         3,015                  6,020                       6,767                          850
                        33,450                     --                         467                        3,150
                           --                      --                          --                           15
                           --                      --                          --                       23,842
                           --                      --                          --                       ------

                     8,600,113              5,733,657                  12,311,283                    6,068,824
                     ---------              ---------                  ----------                    ---------

                           --                  26,106                          --                           --

                       209,290                     --                          --                       34,549
                           888                  1,481                       1,792                           --
                           --                      --                          --                        1,112
                           --                      --                          --                        2,262
                           --                      --                          --                        -----

                         2,490                  2,249                       5,233                           --
                        26,071                 25,143                      26,051                        9,407
                        ------                 ------                      ------                        -----

                       238,739                 54,979                      33,076                       47,330
                       -------                 ------                      ------                       ------

                    $8,361,374             $5,678,678                 $12,278,207                   $6,021,494
                    ==========             ==========                 ===========                   ==========

                    $8,331,725             $5,008,378                 $13,377,315                   $6,951,805
                       (5,707)                (89,698)                   (230,424)                    (667,728)

                      (26,905)                730,900                    (885,988)                    (266,392)
                        62,261                 29,098                      17,304                        3,809
                        ------                 ------                      ------                        -----

                    $8,361,374             $5,678,678                 $12,278,207                   $6,021,494
                    ==========             ==========                 ===========                   ==========

                     8,361,374              5,678,678                  12,278,207                           --
                     =========              =========                  ==========                           ==

                           --                      --                          --                    6,021,494
                           ==                      ==                          ==                    =========

                       741,191                451,523                   1,144,400                           --
                       =======                =======                   =========                           ==

                           --                      --                          --                      725,188
                           ==                      ==                          ==                      =======

                         11.28                  12.58                       10.73                           --
                         =====                  =====                       =====                           ==

                           --                      --                          --                         8.30
                           ==                      ==                          ==                         ====

                    $8,013,713             $4,996,737                 $13,111,339                   $6,183,789
                           --                      --                          --                       (2,286)
                        See notes to financial statements

                                       107




MET INVESTORS SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2001 (UNAUDITED)

                                                                         MFS                    MFS
Oppenheimer
                                                                   Mid Cap Growth    Research International
Capital Appreciation
                                                                      Portfolio              Portfolio
Portfolio

Assets
        Investments, at value (Note 2)*                               $9,061,452                $6,324,324           $4,770,940
        Cash                                                           1,241,652                   876,367            1,210,883
        Cash denominated in foreign currencies**                              --                    33,264                6,930
        Receivable for investments sold                                   59,698                    65,119               16,017
        Receivable for Trust shares sold                                  74,393                    17,690               10,287
        Dividends receivable                                                 414                     5,881                1,981
        Interest receivable                                                4,467                     1,844                2,847
        Receivable from investment adviser (Note 3)                       21,415                    49,481               25,965
        -------------------------------------------                       ------                    ------               ------

          Total assets                                                10,463,491                 7,373,970            6,045,850
          ------------                                                ----------                 ---------            ---------

Liabilities
        Payables for:
          Investments purchased                                          661,786                   156,693              457,714
          When-issued / delayed delivery investments (Note 2)                 --                       --                    --
          Trust shares redeemed                                               --                       101                   --
          Net variation margin on financial futures contracts
               (Note 6)                                                       --                       --                    --
          Open swap contracts at fair value (Note 9)                          --                       --                    --
          Unrealized depreciation on forward currency contracts
               (Note 7)                                                       --                       949                   --
          Distribution and service fees - Class B                          1,252                     1,136                  954
          Portfolio Distributions - Class B                                   --                       --                    --
        Accrued expenses                                                  10,468                     9,071                9,757
        ----------------                                                  ------                     -----                -----

          Total liabilities                                              673,506                   167,950              468,425
          -----------------                                              -------                   -------              -------

Net Assets                                                            $9,789,985                $7,206,020           $5,577,425
                                                                      ==========                ==========           ==========

Net Assets Represented by:
        Paid in surplus                                              $10,171,499                $7,688,845           $5,834,207
        Accumulated net realized gain (loss)                              99,324                 (182,627)              (56,286)
        Unrealized appreciation (depreciation) on investments,
          futures contracts, swap contracts and foreign currency        (475,467)                (326,151)             (206,897)
        Undistributed (distributions in excess of) net investment
          income                                                          (5,371)                   25,953                6,401
          ------                                                          -------                   ------                -----

          Total                                                       $9,789,985                $7,206,020           $5,577,425
          =====                                                       ==========                ==========           ==========

Net Assets
        Class A                                                        2,754,804                 1,026,653                   --
        =======                                                        =========                 =========                   ==

        Class B                                                        7,035,181                 6,179,367            5,577,425
        =======                                                        =========                 =========            =========

Capital shares outstanding
        Class A                                                          289,584                   112,194                   --
        =======                                                          =======                   =======                   ==

        Class B                                                          740,798                   675,305              596,691
        =======                                                          =======                   =======              =======

Net Asset Value and Offering Price Per Share
        Class A                                                             9.51                      9.15                   --
        =======                                                             ====                      ====                   ==

        Class B                                                             9.50                      9.15                 9.35
        =======                                                             ====                      ====                 ====

*       Investments at cost                                           $9,536,919                $6,649,923           $4,977,944
**      Cost of cash denominated in foreign currencies                        --                    33,543                6,823
                        See notes to financial statements

                                       108





                PIMCO                    PIMCO                   PIMCO                  Met/Putnam
           Money Market             Total Return               Innovation                 Research
              Portfolio               Portfolio                Portfolio                  Portfolio

                   $5,133,489             $17,301,787                $6,494,525               $14,460,301
                       92,000               1,179,569                   384,112                   130,554
                       ------               ---------                   -------                   -------

                          --                      --                     83,372                   659,469
                          --                  288,584                    37,026                    33,883
                          --                      --                        312                    13,949
                        5,349                  27,259                     1,503                       997
                       17,586                  15,672                    25,678                    22,153
                       ------                  ------                    ------                    ------

                    5,248,424              18,812,871                 7,026,528                15,321,306
                    ---------              ----------                 ---------                ----------

                          --                      --                    131,109                   630,967
                          --                4,465,625                       --                         --
                       49,874                     --                        --                         --
                          --                   10,856                       --                         --
                          --                      394                       --                         --

                          923                   1,584                       808                     2,848
                          696                     --                        --                         --
                        7,230                   8,827                    10,522                    10,876
                        -----                   -----                    ------                    ------

                       58,723               4,487,286                   142,439                   644,691
                       ------               ---------                   -------                   -------

                   $5,189,701             $14,325,585                $6,884,089               $14,676,615
                   ==========             ===========                ==========               ===========

                   $5,189,701             $14,280,619                $7,787,874               $16,192,573
                          237                  12,863                 (643,210)                (1,062,114)

                          --                  (68,565)                (252,047)                  (475,224)
                        (237)                 100,668                   (8,528)                    21,380
                        -----                 -------                   -------                    ------

                   $5,189,701             $14,325,585                $6,884,089               $14,676,615
                   ==========             ===========                ==========               ===========

                          --                4,824,687                 2,397,285                        --
                          ==                =========                 =========                        ==

                    5,189,701               9,500,898                 4,486,804                14,676,615
                    =========               =========                 =========                ==========

                          --                  476,512                   315,517                        --
                          ==                  =======                   =======                        ==

                    5,189,701                 940,074                   591,366                 1,630,735
                    =========                 =======                   =======                 =========

                          --                    10.13                      7.60                        --
                          ==                    =====                      ====                        ==

                         1.00                   10.11                      7.59                      9.00
                         ====                   =====                      ====                      ====

                   $5,133,489             $17,352,463                $6,746,572               $14,935,525
                   ----------             -----------                ----------               -----------

                        See notes to financial statements

                                       109


MET INVESTORS SERIES TRUST
STATEMENTS OF OPERATIONS

For Six Months Ended June 30, 2001 (UNAUDITED)

                                                                                 J.P. Morgan       J.P. Morgan
J.P. Morgan
                                                                                Small Cap Stock    Quality Bond
Select Equity
                                                                                  Portfolio          Portfolio
Portfolio

Investment Income
Dividends (1)                                                                         $390,553             $--       $1,091,319
Interest (2)                                                                           136,824        4,283,445         134,452
                                                                                       -------        ---------         -------

Total investment income                                                                527,377        4,283,445       1,225,771
                                                                                       -------        ---------       ---------

Expenses
Investment advisory fee (Note 3)                                                       369,938          304,106         673,805
Distribution fee - Class B                                                                  12              161             231
Custody, fund accounting, administration, and transfer agent fees                       62,818           66,948          84,015
Audit                                                                                    8,140            8,200           8,140
Trustee fees and expenses                                                                4,471            4,471           4,456
Legal                                                                                    7,097            7,097           7,097
Insurance                                                                                1,460            1,753           3,391
Shareholder reporting                                                                    7,403            5,378          11,908
                                                                                         -----            -----          ------

Total expenses                                                                         461,339          398,114         793,043
Less fees waived and expenses reimbursed by the advisor                                     --           51,566              --
                                                                                            --           ------              --

Net expenses                                                                           461,339          346,548         793,043
                                                                                       -------          -------         -------

Net investment income                                                                   66,038        3,936,897         432,728
                                                                                        ------        ---------         -------

Net Realized and Unrealized Gain (Loss) on Investments, Futures
Contracts, and Foreign Currency Related Transactions
Net realized gain (loss) on investments                                              1,290,390        2,550,476      (2,409,155)
Net realized gain (loss) on futures contracts                                               --          260,066         (68,343)
Net realized gain on foreign currency related transactions                                  --           36,840              --
                                                                                            --           ------              --

Net realized gain (loss) on investments, futures contracts and
        foreign currency related transactions                                        1,290,390        2,847,382      (2,477,498)
        -------------------------------------                                        ---------        ---------      -----------

Unrealized appreciation (depreciation) on investments, futures contracts and foreign currency
        Beginning of period                                                          5,988,296        3,383,274       2,333,007
        End of period                                                                2,870,411          699,923          63,746
        -------------                                                                ---------          -------          ------

Net change in unrealized depreciation on investments, futures contracts
and foreign currency                                                                (3,117,885)     (2,683,351)      (2,269,261)
                                                                                    -----------     -----------      -----------

Net realized and unrealized gain (loss) on investments, futures contracts
and foreign currency related transactions                                           (1,827,495)         164,031      (4,746,759)
                                                                                    -----------         -------      -----------

Net Increase (Decrease) in Net Assets Resulting from Operations                    $(1,761,457)      $4,100,928     $(4,314,031)
                                                                                   ============      ==========     ============

(1)      Dividend      income      is      net      of      withholding       taxes      of:      $      101      $
--    $          --

                        (2) Interest income includes security lending income of: $ 27,474 $
                17,043 $ 16,303 See notes to financial statements

                                       110





J.P. Morgan                     J.P. Morgan              Lord Abbett           Lord Abbett
Enhanced Index            International Equity        Bond Debenture        Mid-Cap Value
Portfolio                       Portfolio                Portfolio             Portfolio
                                ---------                ---------             ---------

$1,408,181                             $1,008,001             $226,648                $500,117
              26,479                       48,348            6,547,831                  73,239

           1,434,660                    1,056,349            6,774,479                 573,356
           ---------                    ---------            ---------                 -------

             661,120                      403,839              502,620                 237,431
                  80                           53                  574                     419
              91,700                      178,881               65,013                  48,033
               8,140                       10,043                8,622                   8,504
               4,472                        4,471                4,471                   4,471
               7,097                        7,097                7,097                   7,097
               3,649                        1,749                2,314                     894
              11,610                        9,371                8,699                   3,813

             787,868                      615,504              599,410                 310,662
              22,856                       57,327               17,092                  11,297

             765,012                      558,177              582,318                 299,365
             -------                      -------              -------                 -------

             669,648                      498,172            6,192,161                 273,991
             -------                      -------            ---------                 -------

(9,131,666)                           (12,375,617           (2,311,514)              4,034,660
             (11,571)                    (473,088                   --                      --
                  --                      713,101                   --                      --
                  --                      -------                   --                      --

(9,143,237)                           (12,135,604)          (2,311,514)              4,034,660
                                      ------------          -----------              ---------

(1,421,058)                            (5,369,713)         (13,810,890)             13,756,473
(5,523,614)                           (10,992,495)         (14,345,267)             11,434,890
                                      ------------         ------------             ----------

(4,102,556                             (5,622,782)            (534,377)             (2,321,583)
                                       -----------            ---------             -----------

(13,245,793)                          (17,758,386)          (2,845,891)              1,713,077
                                      ------------          -----------              ---------

$(12,576,145)                        $(17,260,214)          $3,346,270              $1,987,068
                                     =============          ==========              ==========

              $6,847                     $144,014                   --                  $1,402
             $20,660                      $30,450               13,781                  $6,094
                        See notes to financial statements

                                       111


MET INVESTORS SERIES TRUST

STATEMENTS OF OPERATIONS

For the Period or Six Months Ended June 30, 2001 (UNAUDITED)

                                                                           Lord Abbett         Lord Abbett
Lord Abbett
                                                                        Developing Growth Growth Opportunities
Growth and Income
                                                                            Portfolio           Portfolio
Portfolio

Investment Income
Dividends (1)                                                                  $25,237              $1,394           $9,812,124
Interest (2)                                                                    37,481               2,520              767,202

Total investment income                                                         62,718               3,914           10,579,326
                                                                                ------               -----           ----------

Expenses
Investment advisory fee (Note 3)                                               151,540               7,778            3,519,830
Distribution fee - Class B                                                          69               2,746                2,116
Custody, fund accounting, administration, and transfer agent fees               54,454              52,808              250,121
Organizational expense                                                              --              29,443                   --
Audit                                                                            8,504               7,520                8,504
Trustee fees and expenses                                                        4,471               3,832                4,471
Legal                                                                            7,097               6,406                7,097
Insurance                                                                          632                  65               20,266
Shareholder reporting                                                            4,272                 204               24,731

Total expenses                                                                 231,039             110,802            3,837,136
Less fees waived and expenses reimbursed by the advisor                         36,497              98,613                1,650

Net expenses                                                                   194,542              12,189            3,835,486
                                                                               -------              ------            ---------

Net investment income                                                         (131,824)            (8,275)             6,743,840
                                                                              ---------            -------             ---------

Net Realized and Unrealized Gain (Loss) on Investments and
Foreign Currency Related Transactions
Net realized gain (loss) on investments                                        (69,909)          (143,240)           47,560,130
Net realized loss on foreign currency related transactions                          --                 --                    --
                                                                                    --                 --                    --

Net realized gain (loss) on investments and foreign currency
        related transactions                                                   (69,909)          (143,240)           47,560,130
        --------------------                                                   --------          ---------           ----------

Unrealized appreciation (depreciation) on investments and foreign currency
        Beginning of period                                                    132,309                 --           183,228,821
        End of period                                                       (1,417,976)             42,870          173,244,638
        -------------                                                       -----------             ------          -----------

Net change in unrealized appreciation (depreciation) on
investments and foreign currency                                            (1,550,285)             42,870           (9,984,183)
                                                                            -----------             ------           -----------

Net realized and unrealized gain (loss) on investments and foreign
currency related transactions                                               (1,620,194)          (100,370)           37,575,947
                                                                            -----------          ---------           ----------

Net Increase (Decrease) in Net Assets Resulting from Operations            $(1,752,018)         $(108,645)          $44,319,787
                                                                           ============         ==========          ===========

(1)      Dividend      income      is     net     of      withholding      taxes      of:     $     --     $     15
$          87,897

                      (2) Interest income includes security lending income of: $ 23,007 $ --
                                    $ 43,656 See notes to financial statements

                                       112





Firstar                        Firstar                   Firstar                     Janus
Balanced                   Equity Income        Growth & Income Equity       Aggressive Growth
Portfolio                     Portfolio                Portfolio                  Portfolio
                              ---------                ---------                  ---------

             $31,287                 $62,703                     $75,648                  $6,109
              97,881                   1,404                      13,523                  17,396
              ------                   -----                      ------                  ------

             129,168                  64,107                      89,171                  23,505
             -------                  ------                      ------                  ------

              44,127                  32,152                      65,642                  14,324
                  --                      --                          --                   4,476
              30,001                  27,396                      30,196                  46,397
                  --                      --                          --                  29,443
               6,614                   6,586                       6,586                   7,520
               4,471                   4,471                       4,471                   3,832
               7,097                   7,097                       7,096                   6,406
                 142                     111                         223                     937
                 485                     390                         717                   3,395

              92,937                  78,203                     114,931                 116,730
              44,818                  43,214                      43,134                  97,034

              48,119                  34,989                      71,797                  19,696

              81,049                  29,118                      17,374                   3,809
              ------                  ------                      ------                   -----

             337,521                  (9,942)                   (229,937)              (667,695)
                  --                      --                          --                    (33)
                  --                      --                          --                    ----

             337,521                  (9,942)                   (229,937)              (667,728)
             -------                  -------                   ---------              ---------

             578,266                 819,880                     549,888                     --
             (26,905)                730,900                    (885,988)              (266,392)
             --------                -------                    ---------              ---------

            (605,171)                (88,980)                 (1,435,876)              (266,392)
            ---------                --------                 -----------              ---------

            (267,650)                (98,922)                 (1,665,813)              (934,120)
            ---------                --------                 -----------              ---------

           $(186,601)               $(69,804)                $(1,648,439)             $(930,311)
           ==========               =========                ============             ==========

                 $44                     $17                        $119                    $264
                 $--                     $--                         $--                    $--
                        See notes to financial statements

                                       113



MET INVESTORS SERIES TRUST

STATEMENTS OF OPERATIONS

For the Period Ended June 30, 2001 (UNAUDITED)

                                                                           MFS                MFS
Oppenheimer
                                                                      Mid Cap Growth Research International
Capital Appreciation
                                                                        Portfolio          Portfolio
Portfolio

Investment Income
Dividends (1)                                                              $1,126                  $43,097               $8,441
Interest (2)                                                               14,980                    7,003               10,576

Total investment income                                                    16,106                   50,100               19,017
                                                                           ------                   ------               ------

Expenses
Investment advisory fee (Note 3)                                           13,597                   15,579                8,200
Distribution fee - Class B                                                  4,743                    4,673                3,154
Custody, fund accounting, administration, and transfer
agent fees                                                                 45,174                   75,313               47,690
Organizational expense                                                     29,443                   29,443               29,443
Audit                                                                       7,520                    8,973                7,520
Trustee fees and expenses                                                   3,832                    3,832                3,832
Legal                                                                       6,406                    6,406                6,406
Insurance                                                                   1,229                      915                  623
Shareholder reporting                                                       4,754                    3,395                2,716

Total expenses                                                            116,698                  148,529              109,584
Less fees waived and expenses reimbursed by the advisor                    95,221                  124,382               96,968
                                                                           ------                  -------               ------

Net expenses                                                               21,477                   24,147               12,616
                                                                           ------                   ------               ------

Net investment income                                                      (5,371)                  25,953                6,401
                                                                           -------                  ------                -----

Net Realized and Unrealized Gain (Loss) on Investments, Futures
Contracts, Swap Contracts and Foreign Currency Related
Transactions
Net realized gain (loss) on investments                                    99,324                (177,048)             (56,345)
Net realized gain on futures contracts                                         --                      --                   --
Net realized loss on swap contracts                                            --                      --                   --
Net realized gain (loss) on foreign currency related
transactions                                                                   --                  (5,579)                  59
                                                                               --                  -------                  --

Net realized gain (loss) on investments, futures contracts,
swap contracts
        and foreign currency related
        transactions                                                       99,324                (182,627)             (56,286)
        ------------                                                       ------                ---------             --------

Unrealized depreciation on investments, futures contracts, swap contracts and foreign currency
        End of period                                                    (475,467)               (326,151)            (206,897)
        -------------                                                    ---------               ---------            ---------

Net change in unrealized depreciation on investments, futures
contracts, swap contracts and foreign currency                           (475,467)               (326,151)            (206,897)
                                                                         ---------               ---------            ---------

Net realized and unrealized gain (loss) on investments, futures contracts, swap contracts and foreign currency related
transactions                                                             (376,143)               (508,778)            (263,183)
                                                                         ---------               ---------            ---------

Net Increase (Decrease) in Net Assets Resulting from Operations          (381,514               $(482,825)           $(256,782)
                                                                         ========               ==========           ==========

                          (1) Dividend income is net of withholding taxes of: -- $ 6,213
                     $ 243 See notes to financial statements

                                       114





PIMCO                            PIMCO                    PIMCO                 Met/Putnam
Money Market                 Total Return              Innovation                Research
Portfolio                      Portfolio               Portfolio                 Portfolio
                               ---------               ---------                 ---------

                 $--                     $--                    $1,425                    $70,620

              62,844                 122,368                     7,341                      7,799

              62,844                 122,368                     8,766                     78,419
              ------                 -------                     -----                     ------

               5,245                  12,454                    13,813                     41,482
               3,278                   5,511                     2,822                     12,963
              38,586                  39,996                    49,570                     50,608
              29,443                  29,443                    29,443                     29,443
               7,583                   7,583                     7,520                      7,520
               3,832                   3,832                     3,832                      3,832
               6,407                   6,406                     6,406                      6,406
                 314                     915                       532                        937
               1,018                   3,395                     2,716                      3,395

              95,706                 109,535                   116,654                    156,586
              85,871                  87,835                    99,360                     99,547
              ------                  ------                    ------                     ------

               9,835                  21,700                    17,294                     57,039
               -----                  ------                    ------                     ------

              53,009                 100,668                    (8,528)                    21,380
              ------                 -------                    -------                    ------

                 933                  10,189                 (643,210)                 (1,062,114)
                  --                   3,474                      --                          --
                  --                    (800)                     --                          --
                  --                    -----                     --                          --

                 933                  12,863                 (643,210)                 (1,062,114)
                 ---                  ------                 ---------                 -----------

                  --                 (68,565)                (252,047)                   (475,224)
                  --                 --------                ---------                   ---------

                  --                 (68,565)                (252,047)                   (475,224)
                  --                 --------                ---------                   ---------

                 933                 (55,702)                (895,257)                 (1,537,338)
                 ---                 --------                ---------                 -----------

             $53,942                 $44,966                $(903,785)                $(1,515,958)
             =======                 =======                ==========                ============

                 $--                     $--                      $76                        $275
                        See notes to financial statements

                                       115



MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                                              J.P. Morgan                  J.P. Morgan
                                                                      Small Cap Stock Portfolio       Quality   Bond Portfolio

                                                                     Six months ended  Year ended    Six months ended  Year ended
                                                                       June 30, 2001   December 31,    June 30, 2001   December 31,
                                                                        (Unaudited)       2000           (Unaudited)     2000
                                                                        -----------       ----           -----------     ----

Increase (Decrease) in Net Assets:
Operations:
Net investment income                                                      $66,038      $180,703       $3,936,897    $5,827,124
Net realized gain (loss) on investments, futures
        contracts and foreign currency related transactions              1,290,390    11,588,122        2,847,382    (2,346,230)
Net change in unrealized appreciation (depreciation) on
        investments, futures contracts and foreign currency
         related transactions                                           (3,117,885)  (23,543,343)     (2,683,351)     6,440,859
         --------------------                                           -----------  ------------     -----------     ---------

Net increase (decrease) in net assets resulting from operations         (1,761,457)  (11,774,518)       4,100,928     9,921,753
                                                                        -----------  ------------       ---------     ---------

Distributions to Shareholders from:
Net investment income
Class A                                                                   (143,647)       (1,301)     (5,864,067)    (5,358,301)
Class B                                                                         --            --          (3,842)            --
In excess of net investment income
Class B                                                                       (102)           --         (34,948)            --
Net realized gains
Class A                                                                (11,524,560)   (4,473,735)             --             --
Class B                                                                       (613)           --              --             --
In excess of net realized gains
Class A                                                                         --            --              --             --
Class B                                                                     (7,558)           --              --             --
                                                                            -------           --              --             --

Total distributions                                                    (11,676,480)   (4,475,036)     (5,902,857)    (5,358,301)
                                                                       ------------   -----------     -----------    -----------

Capital Share Transactions (Note 4):
Proceeds from shares sold
Class A                                                                    668,533     6,934,060       31,525,590     4,004,460
Class B                                                                     66,534            --          917,838            --
Net asset value of shares issued through dividend reinvestment
Class A                                                                 11,668,207     4,475,036        5,864,067     5,358,301
Class B                                                                      8,273            --           38,790            --
Cost of shares repurchased
Class A                                                                 (6,435,278)   (6,527,900)     (5,745,087)   (16,327,262)
Class B                                                                     (3,412)           --         (17,023)            --

Net increase (decrease) in net assets from capital share transactions    5,972,857     4,881,196       32,584,175   (6, 964,501)
                                                                         ---------     ---------       ----------   ------------

Total increase (decrease) in net assets                                 (7,465,080)  (11,368,358)      30,782,246    (2,401,049)
Net Assets:
Beginning period                                                        97,943,273   109,311,631       93,204,020    95,605,069
                                                                        ----------   -----------       ----------    ----------

End of period                                                          $90,478,193   $97,943,273     $123,986,266   $93,204,020
                                                                       ===========   ===========     ============   ===========

Net Assets at end of period includes undistributed net investment
income                                                                     $65,924      $143,635       $3,909,762    $5,903,674
                                                                           =======      ========       ==========    ==========

                        See notes to financial statements

                                       116



             J.P. Morgan                             J.P. Morgan
Select Equity Portfolio                    Enhanced Index Portfolio

Six months ended        Year ended       Six months ended         Year ended
June 30, 2001         December 31,         June 30, 2001          December 31,
(Unaudited)                2000             (Unaudited)                2000
                           ----             -----------                ----

$432,728                   $959,582                $669,648          $1,727,742
(2,477,498)               3,621,559              (9,143,237)        (4,752,832)

(2,269,261)            (19,795,761)              (4,102,556)       (28,345,880)
                       ------------              -----------       ------------

(4,314,031)            (15,214,620)             (12,576,145)       (31,370,970)
                       ------------             ------------       ------------

(955,461)               (1,210,437)              (1,722,833)        (1,704,999)
             (225)              --                     (156)                --

           (4,234)              --                   (4,194)                --

(2,005,310)            (16,230,646)                      --        (16,030,375)
                       ------------                      --        ------------

(2,325,287)                     --                       --         (5,205,601)
          (20,213)              --                       --                 --

(5,310,730)            (17,441,083)              (1,727,183)       (22,940,975)
                       ------------              -----------       ------------

           822,627        7,107,993               1,369,332          28,494,620
1,094,858                       --                  578,451                 --

5,286,057                17,441,083               1,722,833          22,940,975
            24,673              --                    4,350                 --

(10,309,789)           (14,191,164)             (12,126,829)       (15,439,439)
           (6,334)              --                   (2,810)                --

(3,087,908)              10,357,912              (8,454,673)         35,996,156
                         ----------              -----------         ----------

(12,712,669)           (22,297,791)             (22,758,001)       (18,315,789)

227,404,158             249,701,949             244,811,359         263,127,148
                        -----------             -----------         -----------

$214,691,489           $227,404,158            $222,053,358        $244,811,359
                       ============            ============        ============

$431,941                   $959,133                $668,839          $1,726,394
                           ========                ========          ==========

                        See notes to financial statements

                                       117

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                                        J.P. Morgan                    Lord Abbett
                                                             International Equity Portfolio       Bond Debenture Portfolio

                                                              Six months ended  Year ended    Six months ended   Year ended
                                                              June 30, 2001    December 31,   June 30, 2001      December 31,
                                                               (Unaudited)       2000          (Unaudited)           2000
                                                               -----------       ----          -----------           ----

Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)                                        $498,172       $443,522         $6,192,161     $12,761,813
Net realized gain (loss) on investments, futures
        contracts and foreign currency related transactions     (12,135,604)     11,400,371        (2,311,514)        (888,286)
Net change in unrealized appreciation (depreciation) on
        investments, futures contracts and foreign currency
         related transactions                                    (5,622,782)    (35,640,762)         (534,377)     (10,394,580)

Net increase (decrease) in net assets resulting from
operations                                                      (17,260,214)    (23,796,869)         3,346,270       1,478,947
                                                                ------------    ------------         ---------       ---------

Distributions to Shareholders from:
Net investment income
Class A                                                          (1,086,881)       (585,699)      (12,506,102)     (10,882,595)
Class B                                                                (112)             --           (18,746)              --
In excess of net investment income
Class A                                                            (137,529)             --                --               --
Class B                                                              (2,597)             --          (237,374)              --
Net realized gains
Class A                                                         (10,896,180)     (8,527,635)               --               --
In excess of net realized gains
Class A                                                            (722,879)             --                --               --
Class B                                                             (25,705)             --                --               --

Total distributions                                             (12,871,883)     (9,113,334)      (12,762,222)     (10,882,595)
                                                                ------------     -----------      ------------     ------------

Capital Share Transactions (Note 4):
Proceeds from shares sold
Class A                                                            3,746,556     14,466,763          4,746,233       3,775,480
Class B                                                              240,064             --          3,529,310              --
Net asset value of shares issued through dividend
reinvestment
Class A                                                           12,843,469      9,113,334         12,506,102      10,882,595
Class B                                                               28,414             --            256,120              --
Cost of shares repurchased
Class A                                                          (8,927,394)    (11,466,275)       (5,780,414)     (20,220,089)
Class B                                                              (5,156)             --           (27,932)              --
                                                                     -------             --           --------              --

Net increase (decrease) in net assets from capital share
transactions                                                       7,925,953     12,113,822         15,229,419      (5,562,014)
                                                                   ---------     ----------         ----------      -----------

Total increase (decrease) in net assets                         (22,206,144)    (20,796,381)         5,813,467     (14,965,662)
Net Assets:
Beginning period                                                 117,274,772    138,071,153        155,190,145     170,155,807
                                                                 -----------    -----------        -----------     -----------

End of period                                                    $95,068,628   $117,274,772       $161,003,612    $155,190,145
                                                                 ===========   ============       ============    ============

Net Assets at end of period includes undistributed
(distributions in excess of) net investment income                $(140,126)       $588,821         $5,948,829     $12,761,555
                                                                  ==========       ========         ==========     ===========

                        See notes to financial statements

                                       118



           Lord Abbett                                       Lord Abbett
Mid-Cap Value Portfolio                                Developing Growth Portfolio

Six months ended        Year ended              Six months ended            Year ended
June 30, 2001           December 31,             June 30, 2001             December 31,
(Unaudited)                2000                   (Unaudited)                 2000
                           ----                   -----------                 ----

           $273,991         $321,964                    $(131,824)             $(283,748)

4,034,660                  5,822,793                      (69,909)            (2,039,823)

(2,321,583)               12,550,409                   (1,550,285)            (6,101,498)
                          ----------                   -----------            -----------

1,987,068                 18,695,166                   (1,752,018)            (8,425,069)
                          ----------                   -----------            -----------

           (311,212)        (115,041)                          --                     --
               (900)             --                            --                     --

             (8,709)             --                            --                     --

(5,756,445)                 (243,686)                          --                (30,506)

                --               --                            --             (2,040,118)
           (177,733)             --                            --                     --
           ---------             --                            --                     --

(6,254,999)                 (358,727)                          --             (2,070,624)
                            ---------                          --             -----------

8,141,354                 13,031,028                    1,552,468             18,299,867
2,258,504                        --                       355,015                     --

6,067,657                    358,727                           --              2,070,624
            187,342              --                            --                     --

(2,081,556)             (1,170,277)                    (2,144,904)            (1,036,325)
          (16,732)               --                        (8,222)                    --
          --------               --                        -------                    --

14,556,569                12,219,478                     (245,643)            19,334,166
                          ----------                     ---------            ----------

10,288,638                30,555,917                   (1,997,661)             8,838,473

59,980,037                29,424,120                   42,395,586             33,557,113
                          ----------                   ----------             ----------

$70,268,675              $59,980,037                  $40,397,925            $42,395,586
                         ===========                  ===========            ===========

           $273,813         $320,643                    $(131,824)                   $--
           ========         ========                    ==========                   ===

                        See notes to financial statements

                                       119

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                                             Lord Abbett                    Lord Abbett
                                                                    Growth Opportunities Portfolio   Growth & Income Portfolio

                                                                             Period ended         Six months ended   Year ended
                                                                             June 30, 2001         June 30, 2001      December 31,
                                                                             (Unaudited)             (Unaudited)       2000
                                                                             -----------             -----------       ----

Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)                                                  $(8,275)               $6,743,840    $11,469,925
Net realized gain (loss) on investments, futures contracts and
foreign currency related transactions                                        (143,240)               47,560,130     (5,439,850)
Net change in unrealized appreciation (depreciation) on
investments, futures contracts and foreign currency related
transactions                                                                   42,870               (9,984,183)    115,426,869
                                                                               ------               -----------    -----------

Net increase (decrease) in net assets resulting from operations              (108,645)               44,319,787    121,456,944
                                                                             ---------               ----------    -----------

Distributions to Shareholders from:
Net investment income
Class A                                                                            --              (11,375,027)    (10,099,192)
Class B                                                                            --                   (7,379)             --
In excess of net investment income
Class A                                                                            --                       --              --
Class B                                                                            --                  (86,944)             --
Net realized gains
Class A                                                                            --                       --      (8,188,085)
In excess of net realized gain on investment transactions
Class A                                                                            --                       --      (5,837,382)
                                                                                   --                       --      -----------

Total distributions                                                                --              (11,469,350)    (24,124,659)
                                                                                   --              ------------    ------------

Capital Share Transactions (Note 4):
Proceeds from shares sold
Class A                                                                       194,119               352,837,674      7,122,136
Class B                                                                     3,687,655                11,793,387             --
Net asset value of shares issued through dividend reinvestment
Class A                                                                            --                11,375,027     24,124,659
Class B                                                                            --                    94,323             --
Cost of shares repurchased
Class A                                                                          (134)             (39,090,456)    (70,987,011)
Class B                                                                       (10,610)                  (9,077)             --
                                                                              --------                  -------             --

Net increase (decrease) in net assets from capital share
transactions                                                                3,871,030               337,000,878    (39,740,216)
                                                                            ---------               -----------    ------------

Total increase (decrease) in net assets                                     3,762,385               369,851,315     57,592,069
Net Assets:
Beginning period                                                                   --               944,580,427    886,988,358
                                                                                   --               -----------    -----------

End of period                                                              $3,762,385            $1,314,431,742   $944,580,427
                                                                           ==========            ==============   ============

Net Assets at end of period includes undistributed (distributions
in excess of) net investment income                                           $(8,275)               $6,741,475    $11,466,985
                                                                              ========               ==========    ===========

                        See notes to financial statements

                                       120

               Firstar                                 Firstar
Balanced Portfolio                             Equity Income Portfolio

Six months ended        Year ended        Six months ended      Year ended
June 30, 2001         December 31,         June 30, 2001        December 31,
(Unaudited)                2000               (Unaudited)           2000
                           ----               -----------           ----

$81,049                 $221,005               $29,118              $106,829

337,521                 (142,779)               (9,942)              (19,120)

(605,171)                 81,619               (88,980)              906,005
                          ------               --------              -------

(186,601)                159,845               (69,804)              993,714
                         -------               --------              -------

             --         (221,747)               (2,213)             (103,953)
             --         ---------               -------             ---------

             --             (666)                   --                    --
             --             -----                   --                    --

             --               --                    --               (22,300)

             --         (266,385)                   --                    --
             --         ---------                   --                    --

             --         (488,798)               (2,213)             (126,253)
             --         ---------               -------             ---------

331,517                1,068,808               212,749               452,830
                       ---------               -------               -------

             --          488,798                 2,213               126,253
             --          -------                 -----               -------

(1,402,139)           (1,337,702)           (1,912,889)             (968,438)
                      -----------           -----------             ---------

(1,070,622)              219,904            (1,697,927)             (389,355)
                         -------            -----------             ---------

(1,257,223)             (109,049)           (1,769,944)              478,106

9,618,597              9,727,646             7,448,622             6,970,516
                       ---------             ---------             ---------

$8,361,374            $9,618,597            $5,678,678            $7,448,622
                      ==========            ==========            ==========

$62,261                       $0               $29,098                $2,193
                              ==               =======                ======

                        See notes to financial statements

MET INVESTORS SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS


                                                                                                   Firstar
                                                                                             Growth  & Income Equity
                                                                                                   Portfolio

                                                                                              Six months ended     Year ended
                                                                                               June 30, 2001       December 31,
                                                                                                 (Unaudited)         2000

Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)                                                                        $17,374          $46,346
Net realized gain (loss) on investments, futures contracts and foreign
currency related transactions                                                                     (229,937)          830,573

Net change in unrealized depreciation on investments, futures contracts and
foreign currency related transactions                                                           (1,435,876)       (1,799,468)
                                                                                                -----------       -----------

Net decrease in net assets resulting from operations                                            (1,648,439)         (922,549)
                                                                                                -----------         ---------

Distributions to Shareholders from:
Net investment income
Class A                                                                                               (220)          (46,196)
Net realized gains
Class A                                                                                           (490,848)         (570,237)
                                                                                                  ---------         ---------

Total distributions                                                                               (491,068)         (616,433)
                                                                                                  ---------         ---------

Capital Share Transactions (Note 4):
Proceeds from shares sold
Class A                                                                                             411,146          946,925
Class B                                                                                                 --                --
Net asset value of shares issued through dividend reinvestment
Class A                                                                                             491,068          616,433
Cost of shares repurchased
Class A                                                                                         (1,556,069)       (1,370,850)
Class B                                                                                                 --                --
                                                                                                        --                --

Net increase (decrease) in net assets from capital share transactions                             (653,855)          192,508
                                                                                                  ---------          -------

Total increase (decrease) in net assets                                                         (2,793,362)       (1,346,474)
Net Assets:
Beginning period                                                                                 15,071,569       16,418,043
                                                                                                 ----------       ----------

End of period                                                                                   $12,278,207      $15,071,569
                                                                                                ===========      ===========

Net Assets at end of period includes undistributed (distributions in excess of)
net investment income                                                                               $17,304             $150
                                                                                                    =======             ====

                        See notes to financial statements

                                       122



             Janus                               MFS                                   MFS
Aggressive Growth Portfolio           Mid Cap Growth Portfolio         Research International Portfolio
                                      ------------------------         --------------------------------

Period ended                                  Period ended                         Period ended
June 30, 2001                               June 30, 2001                         June 30, 2001
(Unaudited)                                   (Unaudited)                          (Unaudited)
                                              -----------                          -----------

                  $3,809                           $(5,371)                                  $25,953
               (667,728)                            99,324                                  (182,627)

               (266,392)                          (475,467)                                 (326,151)
               ---------                          ---------                                 ---------

               (930,311)                          (381,514)                                 (482,825)
               ---------                          ---------                                 ---------

                     --                          2,853,795                                 1,703,336
               6,960,242                         7,418,220                                 6,680,783

                     --                            (13,226)                                 (651,196)
                 (8,437)                           (87,290)                                  (44,078)
                 -------                           --------                                  --------

               6,951,805                        10,171,499                                 7,688,845
               ---------                        ----------                                 ---------

               6,021,494                         9,789,985                                 7,206,020

              $6,021,494                        $9,789,985                                $7,206,020
              ==========                        ==========                                ==========

                  $3,809                           $(5,371)                                  $25,953
                  ======                           ========                                  =======

                        See notes to financial statements

                                       123

MET INVESTORS SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     Oppenheimer                     PIMCO
                                                                            Capital Appreciation Portfolio  Money Market Portfolio

                                                                                     Period ended              Period ended
                                                                                     June 30, 2001             June 30, 2001
                                                                                      (Unaudited)               (Unaudited)

Increase in Net Assets:
Operations:
Net investment income (loss)                                                               $6,401                $53,009
Net realized gain (loss) on investments, futures contracts,
swap contracts and foreign currency related transactions                                  (56,286)                   933
Net change in unrealized depreciation on investments, futures
contracts, swap contracts and foreign currency related transactions                      (206,897)                    --

Net increase (decrease) in net assets resulting from operations                          (256,782)                53,942
                                                                                         ---------                ------

Distributions to Shareholders from:
Net investment income
Class B                                                                                        --                (53,009)
In excess of net investment income
Class B                                                                                        --                   (237)
Net realized gains
Class B                                                                                        --                   (696)

Total distributions                                                                            --                (53,942)
                                                                                               --                --------

Capital Share Transactions (Note 4):
Proceeds from shares sold
Class A                                                                                        --                     --
Class B                                                                                 5,848,597              5,328,664
Net asset value of shares issued through dividend reinvestment
Class B                                                                                        --                 53,246
Cost of shares repurchased
Class A                                                                                        --                     --
Class B                                                                                   (14,390)              (192,209)

Net increase in net assets from capital share transactions                              5,834,207              5,189,701
                                                                                        ---------              ---------

Total increase in net assets                                                            5,577,425              5,189,701
Net Assets:
Beginning period                                                                               --                     --

End of period                                                                          $5,577,425             $5,189,701
                                                                                       ==========             ==========

Net Assets at end of period includes undistributed (distributions in excess
of) net investment income                                                                  $6,401                  $(237)
                                                                                           ======                  ======

                        See notes to financial statements

                                       124

           PIMCO                        PIMCO                   Met/Putnam
Total Return Portfolio        Innovation Portfolio        Research Portfolio

Period ended                       Period ended              Period ended
June 30, 2001                    June 30, 2001              June 30, 2001
(Unaudited)                        (Unaudited)               (Unaudited)
                                   -----------               -----------

             $100,668                    $(8,528)                     $21,380

               12,863                   (643,210)                  (1,062,114)

              (68,565)                  (252,047)                    (475,224)

               44,966                   (903,785)                  (1,515,958)
               ------                   ---------                  -----------

            4,835,145                  2,522,578                           --
            9,666,195                  5,434,847                   16,198,238

               (5,790)                   (38,617)                          --
             (214,931)                  (130,934)                      (5,665)

           14,280,619                  7,787,874                   16,192,573
           ----------                  ---------                   ----------

           14,325,585                  6,884,089                   14,676,615

$14,325,585                           $6,884,089                  $14,676,615
                                      ==========                  ===========

             $100,668                    $(8,528)                     $21,380
             ========                    ========                     =======

                        See notes to financial statements

J.P. Morgan Small Cap Stock Portfolio

FINANCIAL HIGHLIGHTS

For a share held throughout the periods indicated

Class A


                                                                                                               For the period
                                                                                                                from May 1, 1996
                                        Six months ended Year ended    Year ended   Year ended    Year ended    (commencement of
                                        June 30, 2001   December 31,   December 31, December 31,  December 31,   operations) to
                                         (Unaudited)      2000(a)        1999         1998           1997       December 31, 1996


Net Asset Value, beginning of period       $14.82        $17.269       $11.982        $13.105      $10.922           $10.512
                                           ------        -------       -------        -------      -------           -------

Income from investment operations
Net investment income                        0.01          0.027         0.015          0.051        0.057             0.057
Net realized and unrealized gains           (0.30)       (1.784)         5.307         (0.722)       2.217             0.843

Total from investment operations            (0.29)       (1.757)         5.322         (0.671)       2.274             0.900
                                            ------       -------         -----         -------       -----             -----

Distributions
Dividends from net investment
income                                      (0.02)           --+       (0.035)         (0.017)     (0.055)            (0.055)
Distributions from net realized
gains                                       (1.86)       (0.688)           --          (0.435)     (0.036)            (0.435)

Total distributions                         (1.88)       (0.688)       (0.035)         (0.452)     (0.091)            (0.490)
                                            ------       -------       -------         -------     -------            -------

Net Asset Value, end of period             $12.65        $14.824       $17.269        $11.982      $13.105           $10.922
                                           ------        -------       -------        -------      -------           -------

Total Return                                (1.33%)*     (10.55%)        44.56%         (5.40%)      20.89%             8.65%*
                                            --------     --------        ------         -------      ------             ------

Ratios/Supplemental Data
Net Assets, end of period
(In millions)                               $90.4          $97.9        $109.3          $78.2        $59.8             $14.7
Ratios to Average Net Assets (1):
Expenses                                     1.08%**        1.03%         1.05%          0.95%        0.95%             0.95%**
Net investment income                        0.15%**        0.17%         0.11%          0.45%        0.56%             0.87%**
Portfolio turnover rate                      41.1%*       107.1%        123.5%          62.4%        79.1%             102.4%*

     (1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of Operating Expenses
to Average Net Assets:                         N/A            N/A         1.09%          1.12%        1.39%             2.68%**

Ratio of Net Investment Income (Loss)
to Average Net Assets:                         N/A            N/A         0.07%          0.28%        0.12%            (0.86%)**
(a) For the year ended December 31, 2000, the Funds were audited by Deloitte &
Touche LLP. Each of the previous years were audited by other auditors. * ___
Non-annualized ** Annualized + Rounds to less than $0.0005 per share N/A Not Applicable

                        See notes to financial statements

                                       126

J.P. Morgan Small Cap Stock Portfolio
FINANCIAL HIGHLIGHTS

For a share held throughout the period indicated

Class B

                                                                For the period
                                                               rom April 3, 2001
                                                                 (commencement
                                                               of operations) to
                                                                 June 30, 2001

Net Asset Value, beginning of period                                  $12.25
                                                                      ------

           Income from investment operations
              Net investment income                                       --+
              Net realized and unrealized gains                         2.27

           Total from investment operations                             2.27
           --------------------------------                             ----

           Distributions
              Distributions in excess of net investment income         (0.02)
              Distributions from net realized gains                    (0.14)
              Distributions in excess of net realized gains            (1.72)

           Total distributions                                         (1.88)
           -------------------                                         ------

Net Asset Value, end of period                                        $12.64
                                                                      ------

Total Return                                                           19.29%*
                                                                       -------

Ratios/Supplemental Data:
Net Assets, end of period (In millions)                                 $0.1

Ratios to Average Net Assets
           Expenses                                                      1.15%**
           Net investment income                                         0.24%**

Portfolio turnover rate                                                  41.1% *
*          Non-annualized

**         Annualized

+          Rounds to less than $0.005 per share

N/A        Not Applicable

                             See notes to financial statements

J.P. Morgan Quality Bond Portfolio
FINANCIAL HIGHLIGHTS

For a share held throughout the periods indicated

Class A


                                                                                                                For the period
                                                                                                                from May 1, 1996
                                         Six months ended  Year ended    Year ended   Year ended   Year ended   (commencement of
                                          June 30, 2001    December 31,  December 31, December 31, December 31,  operations) to
                                        (Unaudited)(a)(b)    2000(c)       1999        1998          1997       December 31, 1996
                                        -----------------    -------       ----        ----          ----       ------------------

Net Asset Value, beginning of period           $11.19         $10.669      $11.020      $10.405       $10.082         $9.897
                                               ------         -------      -------      -------       -------         ------

Income from investment operations
        Net investment income                    0.01           0.748        0.459        0.490         0.446          0.459
        Net realized and unrealized gains
         (losses)                                0.37           0.418       (0.631)       0.365         0.452          0.102
         --------                                ----           -----       -------       -----         -----          -----

Total from investment operations                 0.38           1.166       (0.172)       0.855         0.898          0.561
                                                 ----           -----       -------       -----         -----          -----

Distributions
        Dividends from net investment
         income                                 (0.55)        (0.647)       (0.119)      (0.240)      (0.531)         (0.376)
        Distributions from net realized
         gains                                     --             --        (0.060)          --       (0.044)             --
         -----                                     --             --        -------          --       -------             --

Total distributions                             (0.55)        (0.647)       (0.179)      (0.240)      (0.575)         (0.376)
                                                ------        -------       -------      -------      -------         -------

Net Asset Value, end of period                 $11.02         $11.188      $10.669      $11.020       $10.405        $10.082
                                               ------         -------      -------      -------       -------        -------

Total Return                                     3.37%*         11.42%       (1.54%)       8.37%         9.06%          5.68%*
                                                 ------         ------       -------       -----         -----          ------

Ratios/Supplemental Data
Net Assets, end of period (In
millions)                                      $123.1           $93.2        $95.6        $45.8         $18.6           $5.8

Ratios to Average Net Assets (1):
Expenses                                         0.58%**         0.64%        0.64%        0.65%         0.65%          0.65%**
Net investment income                            6.58%**         6.33%        5.67%        5.59%         5.92%          5.94%**

Portfolio turnover rate                         104.8%*         221.9%       369.5%       255.4%        163.7%         181.3%*

       (1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of Operating Expenses to
Average Net Assets:                              0.67%**         0.72%        0.71%        0.86%         1.08%          1.52%**

Ratio of Net Investment Income to Average
Net Assets:                                      6.49%**         6.26%        5.60%        5.38%         5.49%          5.07%**
*      Non-annualized

**   Annualized
       (a) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended June 30, 2001, was to decrease net investment income per share by less than $.01, increase net realized and unrealized gains by less than $.01 per share and decrease the ratio of net investment income to average net assets from 6.67% to 6.58%. (b) Net investment income per share was calculated using average shares outstanding.
       (c) For the year ended December 31, 2000, the Funds were audited by Deloitte & Touche LLP. Each of the previous years were audited by other auditors.

       See notes to financial statements

J.P. Morgan Quality Bond Portfolio
FINANCIAL HIGHLIGHTS

For a share held throughout the period indicated

Class B

                                                                                           For the period
                                                                                         from April 3, 2001
                                                                                           (commencement
                                                                                         of operations) to
                                                                                        June 30, 2001(a)(b)

Net Asset Value, beginning of period                                                                  $11.52
                                                                                                      ------

          Income from investment operations
               Net investment income                                                                    0.17
               Net realized and unrealized losses                                                      (0.12)

          Total from investment operations                                                              0.05
          --------------------------------                                                              ----

          Distributions
               Dividends from net investment income                                                    (0.05)
               Distributions in excess of net investment income                                        (0.50)
               ------------------------------------------------                                        ------

          Total distributions                                                                          (0.55)
          -------------------                                                                          ------

Net Asset Value, end of period                                                                        $11.02
                                                                                                      ------

Total Return                                                                                            0.41%*
                                                                                                        ------

Ratios/Supplemental Data
Net Assets, end of period (In millions)                                                                 $0.9

Ratios to Average Net Assets (1):
          Expenses                                                                                      0.85%**
          Net investment income                                                                         5.98%**

Portfolio turnover rate                                                                                104.8%*

       (1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of Operating Expenses to Average Net Assets:                                                      0.94%**

Ratio of Net Investment Income to Average Net Assets:                                                   5.89%**
*      Non-annualized

**     Annualized


(a) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended June 30, 2001, was to decrease net investment income per share by less than $.01, increase net realized and unrealized gains by less than $.01 and decrease the ratio of net investment income to average net assets from 6.14% to 5.98%.

(b) Net investment income per share was calculated using average shares outstanding.

                        See notes to financial statements

J.P. Morgan Select Equity Portfolio
FINANCIAL HIGHLIGHTS

For a share held throughout the periods indicated

Class A


                                                                                                                  For the period
                                                                                                                 from May 1, 1996
                                         Six months ended   Year ended    Year ended   Year ended   Year ended   (commencement of
                                           June 30, 2001   December 31,  December 31, December 31,  December 31,  operations) to
                                         (Unaudited)(a)(b)    2000(c)      1999         1998         1997        December 31, 1996
                                         -----------------    -------      ----         ----         ----        -----------------
Net Asset Value, beginning of period              $14.04       $16.112      $16.076      $13.966       $10.742       $10.084
                                                  ------       -------      -------      -------       -------       -------

Income from investment operations
        Net investment income                      0.030         0.060        0.074        0.091         0.078         0.081
        Net realized and unrealized gains
            (losses)                               (0.30)      (1.005)        1.451        2.983         3.294         0.771
            --------                               ------      -------        -----        -----         -----         -----

Total from investment operations                   (0.27)      (0.945)        1.525        3.074         3.372         0.852
                                                   ------      -------        -----        -----         -----         -----

Distributions
        Dividends from net investment
            income                                 (0.06)      (0.079)       (0.043)      (0.046)      (0.077)        (0.081)
        Distributions from net realized
            gains                                  (0.13)      (1.053)       (1.446)      (0.918)      (0.071)        (0.113)
        Distributions in excess of net
            realized gains                         (0.15)          --            --           --           --             --
            --------------                         ------          --            --           --           --             --

Total distributions                                (0.34)      (1.132)       (1.489)      (0.964)      (0.148)        (0.194)
                                                   ------      -------       -------      -------      -------        -------

Net Asset Value, end of period                    $13.43       $14.035      $16.112      $16.076       $13.966       $10.742
                                                  ------       -------      -------      -------       -------       -------

Total Return                                       (1.88%)*     (6.18%)        9.71%       22.56%        31.55%         8.52%*
                                                   --------     -------        -----       ------        ------         ------

Ratios/Supplemental Data
Net Assets, end of period (In millions)           $213.6        $227.4       $249.7       $197.8        $106.9         $23.8

Ratios to Average Net Assets (1):
Expenses                                            0.75%**       0.75%        0.77%        0.78%         0.83%         0.85%**
Net investment income                               0.41%**       0.39%        0.55%        0.68%         0.81%         1.35%**

Portfolio turnover rate                             41.2%*        77.6%       133.8%       182.9%        134.8%        123.9%

     (1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of Operating Expenses to Average Net
Assets:                                                N/A          N/A          N/A        0.86%         1.00%         1.70%**

Ratio of Net Investment Income to Average
Net Assets:                                            N/A          N/A          N/A        0.60%         0.64%         0.50%**
*   Non-annualized

**  Annualized

(a) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended June 30, 2001, was to decrease net investment income per share by less than $.01, increase net realized and unrealized gains by less than $.01 and decrease the ratio of net investment income to average net assets by less than .01%.

(b) Net investment income per share was calculated using average shares outstanding.

(c) For the year ended December 31, 2000, the Funds were audited by Deloitte &
Touche LLP. Each of the previous years were audited by other auditors.

N/A Not Applicable

                        See notes to financial statements

J.P. Morgan Select Equity Portfolio
FINANCIAL HIGHLIGHTS

For a share held throughout the period indicated

Class B

                                                                For the period
                                                             from April 3, 2001
                                                                (commencement
                                                              of operations) to
                                                            June 30, 2001(a)(b)
Net Asset Value, beginning of period                               $12.35
                                                                   ------

Income from investment operations
          Net investment income                                      0.01
          Net realized and unrealized gains                          1.40
          ---------------------------------                          ----

Total from investment operations                                     1.41
                                                                     ----

Distributions
          Dividends from net investment income                        --+
          Distributions in excess of net investment income          (0.06)
          Distributions in excess of net realized gains             (0.28)

Total distributions                                                 (0.34)
                                                                    ------

Net Asset Value, end of period                                     $13.42
                                                                   ------

Total Return                                                        11.47%*
                                                                    -------

Ratios/Supplemental Data
Net Assets, end of period (In millions)                              $1.1

Ratios to Average Net Assets:
Expenses                                                              1.02%**
Net investment income                                                 0.24%**

Portfolio turnover rate                                              41.2%*

*      Non-annualized

**     Annualized


(a) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended June 30, 2001, was to decrease net investment income per share by less than $.01, increase net realized and unrealized gains by less than $.01 and decrease the ratio of net investment income to average net assets by less than .01%.

(b) Net investment income per share was calculated using average shares outstanding.

+      Rounds to less than $0.005 per share

                             See notes to financial statements

J.P. Morgan Enhanced Index Portfolio
FINANCIAL HIGHLIGHTS

For a share held throughout the periods indicated

Class A


                                                                                                                  For the period
                                                                                                                 from May 1, 1996
                                         Six months ended   Year ended    Year ended   Year ended   Year ended   (commencement of
                                           June 30, 2001   December 31,  December 31, December 31,  December 31,  operations) to
                                         (Unaudited)(a)(b)    2000(c)      1999         1998         1997        December 31, 1996
                                         -----------------    -------      ----         ----         ----        -----------------

Net Asset Value, beginning of period           $16.76       $20.675      $18.115       $13.845       $11.112          $10.003
                                               ------       -------      -------       -------       -------          -------

Income from investment operations
        Net investment income                    0.05         0.109        0.105         0.098         0.113            0.124
        Net realized and unrealized gains
          (losses)                              (0.92)      (2.346)        3.057         4.357         3.560            1.304
          --------                              ------      -------        -----         -----         -----            -----

Total from investment operations               (0.870)      (2.237)        3.162         4.455         3.673            1.428
                                               -------      -------        -----         -----         -----            -----

Distributions
        Dividends from net investment
          income                                (0.12)      (0.125)       (0.026)       (0.043)      (0.118)           (0.122)
        Distributions from net realized
          gains                                    --       (1.173)       (0.576)       (0.142)      (0.822)           (0.197)
        Distributions in excess of net
          realized gains                           --       (0.381)           --            --           --                --
          --------------                           --       -------           --            --           --                --

Total distributions                             (0.12)      (1.679)       (0.602)       (0.185)      (0.940)           (0.319)
                                                ------      -------       -------       -------      -------           -------

Net Asset Value, end of period                 $15.77       $16.759      $20.675       $18.115       $13.845          $11.112
                                               ------       -------      -------       -------       -------          -------

Total Return                                    (5.16%)     (11.55%)       17.64%        32.31%        33.25%           14.35%*
                                                -------     --------       ------        ------        ------           -------

Ratios/Supplemental Data
Net Assets, end of period (In millions)        $221.5        $244.8       $263.1        $103.8         $32.3            $16.8

Ratios to Average Net Assets (1):
Expenses                                         0.68%*        0.74%        0.75%         0.75%         0.75%            0.75%**
Net investment income                            0.60%*        0.65%        0.75%         0.77%         0.99%            1.56%**

Portfolio turnover rate                          2.28%*        69.8%        63.2%         62.4%         59.5%            35.5%*

     (1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of Operationg Expenses to Average
Net Assets:                                      0.70%           N/A        0.76%         0.94%         1.08%          1.23%**

Ratio of Net Investment Income to Average
Net Assets:                                      0.58%           N/A        0.74%         0.58%         0.66%          1.08%**
*   Non-annualized

**  Annualized

(a) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium of debt securities. The effect of this change for the six months ended June 30, 2001, was to decrease net investment income per share by less than $0.01, increase net realized and unrealized gains by less than $0.01 and decrease the ratio of net investment income to average net assets by less than 0.01%.

(b) Net investment income per share was calculated using average shares outstanding.

(c) For the year ended December 31, 2000, the Funds were audited by Deloitte & Touche LLP. Each of the previous years were audited by other auditors.

N/A Not Applicable

                        See notes to financial statements

J.P. Morgan Enhanced Index Portfolio
FINANCIAL HIGHLIGHTS

For a share held throughout the period indicated

Class B

                                                                                       For the period
                                                                                     from April 3, 2001
                                                                                        (commencement
                                                                                      of operations) to
                                                                                        June 30, 2001
                                                                                      (Unaudited)(a)(b)

Net Asset Value, beginning of period                                                            $14.64
                                                                                                ------

           Income from investment operations
                Net investment income                                                             0.02
                Net realized and unrealized gains                                                 1.22
                ---------------------------------                                                 ----

           Total from investment operations                                                       1.24
           --------------------------------                                                       ----

           Distributions
                Dividends from net investment income                                               --+
                Distributions in excess of net investment income                                (0.12)
                ------------------------------------------------                                ------

           Total distributions                                                                  (0.12)
           -------------------                                                                  ------

Net Asset Value, end of period                                                                  $15.76
                                                                                                ------

Total Return                                                                                      8.50%*
                                                                                                  ------

Ratios/Supplemental Data:
Net Assets, end of period (In millions)                                                           $0.6

Ratios to Average Net Assets (1):
           Expenses                                                                               0.90%**
           Net investment income                                                                  0.49%**

Portfolio turnover rate                                                                           22.8%*

       (1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of Operating Expenses to Average Net Assets:                                                0.92%**

Ratio of Net Investment Income to Average Net Assets:                                             0.47%**
*      Non-annualized

**     Annualized


(a) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended June 30, 2001, was to decrease net investment income per share by less than $0.01, increase net realized and unrealized gains by less than $0.01 and decrease the ratio of net investment income to average net assets by less than 0.01%.

(b) Net investment income per share was calculated using average shares outstanding.

+      Rounds to less than $0.005 per share

                             See notes to financial statements

J.P. Morgan International Equity Portfolio
FINANCIAL HIGHLIGHTS

For a share held throughout the periods indicated

Class A


                                                                                                                  For the period
                                                                                                                 from May 1, 1996
                                         Six months ended   Year ended    Year ended   Year ended   Year ended   (commencement of
                                           June 30, 2001   December 31,  December 31, December 31,  December 31,  operations) to
                                         (Unaudited)          2000(a)      1999         1998         1997        December 31, 1996
                                         -----------------    -------      ----         ----         ----        -----------------

Net Asset Value, beginning of period           $12.61       $16.225       $12.857      $11.472       $10.959         $10.215
                                               ------       -------       -------      -------       -------         -------

          Income from investment operations
              Net investment income              0.06         0.047         0.083        0.117         0.122           0.096
              Net realized and unrealized
                 gains (losses)                 (1.96)      (2.636)         3.534        1.491         0.539           0.755
                 --------------                 ------      -------         -----        -----         -----           -----

          Total from investment operations      (1.90)      (2.589)         3.617        1.608         0.661           0.851
          --------------------------------      ------      -------         -----        -----         -----           -----

          Distributions
              Dividends from net investment
                 income                         (0.12)      (0.066)        (0.068)      (0.220)      (0.137)          (0.086)
              Distributions in excess of net
                 investment income              (0.02)          --             --           --           --               --
              Distributions from net realized
                 gains                          (1.23)      (0.962)        (0.181)      (0.003)      (0.011)          (0.021)
              Distributions in excess of net
                 realized gains                 (0.08)          --             --           --           --               --
                 --------------                 ------          --             --           --           --               --

          Total distributions                   (1.45)      (1.028)        (0.249)      (0.223)      (0.148)          (0.107)
          -------------------                   ------      -------        -------      -------      -------          -------

Net Asset Value, end of period                  $9.26       $12.608       $16.225      $12.857       $11.472         $10.959
                                                -----       -------       -------      -------       -------         -------

Total Return                                   (15.01%)*    (16.76%)        28.52%       14.07%         5.96%           8.44%*
                                               ---------    --------        ------       ------         -----           ------

Ratios/Supplemental Data
Net Assets, end of period (In millions)         $94.8        $117.3        $138.1       $104.5         $68.8           $15.6

Ratios to Average Net Assets (1):
          Expenses                               1.10%**       1.16%         1.10%        0.91%         0.95%           0.95%**
          Net investment income                  0.98%**       0.34%         0.62%        0.97%         1.35%           1.43%**

Portfolio turnover rate                          52.3%*       101.0%         82.8%        74.0%         74.1%           48.2%*

     (1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of Operating Expenses to
Average Net Assets:                              1.16%**         N/A         1.15%        1.09%         1.53%           3.80%**

Ratio of Net Investment Income to
Average Net Assets:                              0.92%**         N/A         0.57%        0.79%         0.77%          (1.42%)**
(a) For the year ended  December  31, 2000,  the Funds were audited by Deloitte & Touche LLP.  Each of the previous years were audited by other auditors.

*   Non-annualized

**   Annualized

N/A Not Applicable

                        See notes to financial statements

J.P. Morgan International Equity Portfolio
FINANCIAL HIGHLIGHTS

For a share held throughout the period indicated

Class B

                                                                For the period
                                                              from April 3, 2001
                                                                (commencement
                                                              of operations) to
                                                                June 30, 2001
Net Asset Value, beginning of period                             10.72
                                                                 -----

           Income from investment operations
                Net investment income                             0.03
                Net realized and unrealized losses               (0.05)
                ----------------------------------               ------

           Total from investment operations                      (0.02)
           --------------------------------                      ------

           Distributions
                Dividends from net investment income             (0.01)
                Distributions in excess of net investment income (0.13)
                Distributions in excess of net realized gains    (1.31)
                ---------------------------------------------    ------

           Total distributions                                   (1.45)
           -------------------                                   ------

Net Asset Value, end of period                                   $9.25
                                                                 -----

Total Return                                                     (0.12%)*
                                                                 --------

Ratios/Supplemental Data
Net Assets, end of period (In millions)                           $0.2

Ratios to Average Net Assets (1):
           Expenses                                               1.30%**
           Net investment income                                  0.53%**

Portfolio turnover rate                                           52.3%*

     (1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of Operating Expenses to Average Net Assets:                 1.37%**

Ratio of Net Investment Income to Average Net Assets:              0.46%**

*    Non-annualized

**   Annualized

                             See notes to financial statements

Lord Abbett Bond Debenture Portfolio
FINANCIAL HIGHLIGHTS

For a share held throughout the periods indicated

Class A


                                                                                                                  For the period
                                                                                                                 from May 1, 1996
                                         Six months ended   Year ended    Year ended   Year ended   Year ended   (commencement of
                                           June 30, 2001   December 31,  December 31, December 31,  December 31,  operations) to
                                         (Unaudited)(a)(b)    2000(c)      1999         1998         1997        December 31, 1996
                                         -----------------    -------      ----         ----         ----        -----------------

Net Asset Value, beginning of period         $11.75         $12.475      $12.381       $12.112       $10.970         $10.098
                                             ------         -------      -------       -------       -------         -------

Income from investment operations
Net investment income                          0.47           1.000        0.710         0.682         0.544           0.345
Net realized and unrealized gains
            (losses)                          (0.22)        (0.896)       (0.293)        0.072         1.147           0.949
            --------                          ------        -------       -------        -----         -----           -----

Total from investment operations               0.25           0.104        0.417         0.754         1.691           1.294
                                               ----           -----        -----         -----         -----           -----

Distributions
Dividends from net investment
            income                            (0.95)        (0.832)       (0.244)       (0.349)      (0.549)          (0.342)
Distributions from net realized
            gains                                --             --        (0.079)       (0.136)          --           (0.080)
            -----                                --             --        -------       -------          --           -------

Total distributions                           (0.95)        (0.832)       (0.323)       (0.485)      (0.549)          (0.422)
                                              ------        -------       -------       -------      -------          -------

Net Asset Value, end of period               $11.05         $11.747      $12.475       $12.381       $12.112         $10.970
                                             ------         -------      -------       -------       -------         -------

Total Return                                   2.19%*          0.87%        3.40%         6.26%        15.63%          12.89%*
                                               ------          -----        -----         -----        ------          -------

Ratios/Supplemental Data
Net Assets, end of period (In millions)      $157.6          $155.2       $170.2        $120.0         $55.4            $7.7

Ratios to Average Net Assets (1):
Expenses                                       0.73%**         0.85%        0.85%         0.85%         0.85%           0.85%**
Net investment income                          7.80%**         7.78%        6.74%         6.58%         6.68%           7.26%**

Portfolio turnover rate                        32.5%*          64.9%        46.7%         84.7%        100.3%           58.1%*

     (1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

     Ratio of Operating Expenses to Average Net
Assets:                                        0.75%**         0.86%        0.86%         0.93%         1.07%           2.05%**

Ratio of Net Investment Income to
Average Net
Assets:                                        7.78%**         7.77%        6.73%         6.50%         6.46%           6.06%**
*   Non-annualized

**  Annualized

(a) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended June 30, 2001, was to decrease net investment income per share by $.01, increase net realized and unrealized gains by $.01 and decrease the ratio of net investment income to average net assets from 7.92% to 7.80%.

(b) Net investment income per share was calculated using average shares outstanding.

(c) For the year ended December 31, 2000, the Funds were audited by Deloitte & Touche LLP. Each of the previous years were audited by other auditors.

                        See notes to financial statements

Lord Abbett Bond Debenture Portfolio
FINANCIAL HIGHLIGHTS

For a share held throughout the period indicated

Class B

                                                                                        For the period
                                                                                     from March 22, 2001
                                                                                        (commencement
                                                                                      of operations) to
                                                                                     June 30, 2001(a)(b)

Net Asset Value, beginning of period                                                              $12.03
                                                                                                  ------

Income from investment operations
           Net investment income                                                                    0.27
           Net realized and unrealized gains (losses)                                              (0.31)
           ------------------------------------------                                              ------

Total from investment operations                                                                   (0.04)
                                                                                                   ------

Distributions
           Dividends from net investment income                                                    (0.07)
           Distributions in excess of net investment income                                        (0.88)
           ------------------------------------------------                                        ------

Total distributions                                                                                (0.95)
                                                                                                   ------

Net Asset Value, end of period                                                                    $11.04
                                                                                                  ------

Total Return                                                                                       (0.28%)*
                                                                                                   --------

Ratios/Supplemental Data
Net Assets, end of period (In millions)                                                             $3.5

Ratios to Average Net Assets (1):
Expenses                                                                                             0.95%**
Net investment income                                                                                8.17%**

Portfolio turnover rate                                                                              32.5%*

           (1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

           Ratio of Operating Expenses to Average Net Assets:                                        0.97%**

           Ratio of Net Investment Income to Average Net Assets:                                     8.15%**
  *   Non-annualized

  **  Annualized

       (a) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended June 30, 2001, was to decrease net investment income per share by $.01, increase net realized and unrealized gains by $.01 and decrease the ratio of net investment income to average net assets from 8.40% to 8.17%.

(b) Net investment income per share was calculated using average shares outstanding.

                        See notes to financial statements

Lord Abbett Mid-Cap Value Portfolio
FINANCIAL HIGHLIGHTS

For a share held throughout the periods indicated

Class A


                                                                                                                For the period
                                                                                                              from August 20, 1997
                                                  Six months ended   Year ended   Year ended     Year ended     (commencement of
                                                   June 30, 2001    December 31, December 31,   December 31,      operations) to
                                                    (Unaudited)       2000(a)      1999           1998          December 31, 1997
                                                    -----------       -------      ----           ----          -----------------

Net Asset Value, beginning of period                    $16.92         $11.168     $10.583         $10.481           $10.000
                                                        ------         -------     -------         -------           -------

Income from investment operations
         Net investment income                            0.06           0.086       0.042           0.032             0.010
         Net realized and unrealized gains                0.44           5.789       0.557           0.087             0.481

Total from investment operations                          0.50           5.875       0.599           0.119             0.491
                                                          ----           -----       -----           -----             -----

Distributions
         Dividends from net investment income           (0.08)         (0.039)      (0.014)        (0.017)            (0.010)
         Distributions from net realized gains          (1.48)         (0.082)          --             --                 --

Total distributions                                     (1.56)         (0.121)      (0.014)        (0.017)            (0.010)
                                                        ------         -------      -------        -------            -------

Net Asset Value, end of period                          $15.86         $16.922     $11.168         $10.583           $10.481
                                                        ------         -------     -------         -------           -------

Total Return                                              3.04%*         52.87%       5.71%           1.11%             4.90%*
                                                          ------         ------       -----           -----             ------

Ratios/Supplemental Data
Net Assets, end of period (In millions)                  $68.0           $60.0       $29.4           $18.3              $2.2

Ratios to Average Net Assets (1):
Expenses                                                  0.94%**         1.26%       1.25%           1.10%             1.10%**
Net investment income                                     0.86%**         0.79%       0.50%           0.44%             0.97%**

Portfolio turnover rate                                   23.2%*          66.4%       64.3%           41.0%              1.5%*

     (1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of Operating Expenses to Average Net Assets:          N/A             N/A       1.41%           1.68%             8.41%**

Ratio of Net Investment Income to Average Net Assets:       N/A             N/A       0.34%         (0.14%)            (6.34%)**
(a) For the year ended  December  31, 2000,  the Funds were audited by Deloitte & Touche LLP.  Each of the previous years were audited by other auditors.

*      Non-annualized

**     Annualized

N/A    Not Applicable

                             See notes to financial statements

Lord Abbett Mid-Cap Value Portfolio
FINANCIAL HIGHLIGHTS

For a share held throughout the period indicated

Class B

                                                               For the period
                                                            from April 3, 2001
                                                                (commencement
                                                             of operations) to
                                                                June 30, 2001

Net Asset Value, beginning of period                                   $16.41
                                                                       ------

Income from investment operations
           Net investment income                                         0.02
           Net realized and unrealized gains                             0.99

Total from investment operations                                         1.01
                                                                         ----

Distributions
           Dividends from net investment income                         (0.01)
           Distributions in excess of net investment income             (0.07)
           Distributions in excess of net realized gains                (1.48)

Total distributions                                                     (1.56)
                                                                        ------

Net Asset Value, end of period                                         $15.86
                                                                       ------

Total Return                                                              6.24%*
                                                                          ------

Ratios/Supplemental Data
Net Assets, end of period (In millions)                                  $2.2

Ratios to Average Net Assets
           Expenses                                                      1.15%**
           Net investment income                                         0.54%**
Portfolio turnover rate                                                   23.2%*

*   Non-annualized

** Annualized

                             See notes to financial statements

Lord Abbett Developing Growth Portfolio
FINANCIAL HIGHLIGHTS

For a share held throughout the periods indicated

Class A



                                                                                                                For the period
                                                                                                              from August 20, 1997
                                                  Six months ended   Year ended   Year ended     Year ended     (commencement of
                                                   June 30, 2001    December 31, December 31,   December 31,      operations) to
                                                    (Unaudited)       2000(a)      1999           1998          December 31, 1997
                                                    -----------       -------      ----           ----          -----------------


Net Asset Value, beginning of period                     $11.44        $14.885      $11.241       $10.549        $10.000
                                                         ------        -------      -------       -------        -------

Income from investment operations
         Net investment income (loss)                    (0.04)        (0.077)       (0.073)      (0.025)          0.002
         Net realized and unrealized gains (losses)      (0.41)        (2.692)        3.717         0.723          0.549

Total from investment operations                         (0.45)        (2.769)        3.644         0.698          0.551
                                                         ------        -------        -----         -----          -----

Distributions
         Dividends from net investment income               --             --            --           --          (0.002)
         Distributions from net realized gains              --         (0.010)           --       (0.006)             --
         Distributions in excess of net realized
           gains                                            --         (0.663)           --           --              --
           -----                                            --         -------           --           --              --

Total distributions                                         --         (0.673)           --       (0.006)         (0.002)
                                                            --         -------           --       -------         -------

Net Asset Value, end of period                           $10.99        $11.443      $14.885       $11.241        $10.549
                                                         ------        -------      -------       -------        -------

Total Return                                             (3.93%)*      (18.87%)       32.47%         6.60%          5.52%*
                                                         --------      --------       ------         -----          ------

Ratios/Supplemental Data
Net Assets, end of period (In millions)                   $40.0          $42.4        $33.6         $15.9           $1.7

Ratios to Average Net Assets (1):
Expenses                                                   1.04%**        1.20%        1.15%         1.00%          1.00%**
Net investment income (loss)                               0.70%)**     (0.71%)       (0.73%)      (0.47%)          0.18%**

Portfolio turnover rate                                    26.0%*         42.5%        53.2%         18.7%           9.1%*

     (1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of Operating Expenses to Average Net Assets:          1.23%**        1.24%        1.34%         1.70%           9.00%**

Ratio of Net Investment Income to Average Net Assets:     (0.89%)**      (0.75%)       (0.92%)       (1.17%)         (7.82%)**
(a) For the year ended  December  31, 2000,  the Funds were audited by Deloitte & Touche LLP.  Each of the previous years were audited by other auditors.

*      Non-annualized

**     Annualized

                             See notes to financial statements

Lord Abbett Developing Growth Portfolio
FINANCIAL HIGHLIGHTS

For a share held throughout the period indicated

Class B

                                                               For the period
                                                            from April 3, 2001
                                                                (commencement
                                                            of operations) to
                                                                June 30, 2001

Net Asset Value, beginning of period                               $9.10
                                                                   -----

Income from investment operations
           Net investment income (loss)                            (0.01)
           Net realized and unrealized gains                        1.90

Total from investment operations                                    1.89
                                                                    ----

Net Asset Value, end of period                                    $10.99
                                                                  ------

Total Return                                                       20.77%*
                                                                   -------

Ratios/Supplemental Data
Net Assets, end of period (In millions)                             $0.4

Ratios to Average Net Assets (1):
Expenses                                                            1.20%**
Net investment loss                                                (0.75%)**

Portfolio turnover rate                                             26.0%*

     (1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of Operating Expenses to Average Net Assets:                    1.39%**

Ratio of Net Investment Income to Average Net Assets:                (0.94%)**
*   Non-annualized

**  Annualized

                        See notes to financial statements

Lord Abbett Growth Opportunities Portfolio
FINANCIAL HIGHLIGHTS

For a share held throughout the period indicated

Class A

                                                            For the period
                                                           from May 1, 2001
                                                            (commencement
                                                           of operations) to
                                                              June 30, 2001
                                                               (Unaudited)

Net Asset Value, beginning of period                                 $9.58
                                                                     -----

Income from investment operations
           Net investment income                                        --+
           Net realized and unrealized gains                          0.07

Total from investment operations                                      0.07
                                                                      ----

Net Asset Value, end of period                                       $9.65
                                                                     -----

Total Return                                                          0.73%*
                                                                      ------

Ratios/Supplemental Data
Net Assets, end of period (In millions)                               $0.2

Ratios to Average Net Assets (1):
Expenses                                                               0.85%**
Net investment income                                                  0.59%**

Portfolio turnover rate                                               33.9%*

     (1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of Operating Expenses to Average Net Assets:              9.73%**

Ratio of Net Investment Income to Average Net Assets:         (8.29%)**
  *   Non-annualized

  **  Annualized

  +   Rounds to less than $0.005 per share

  See notes to financial statements

Lord Abbett Growth Opportunities Portfolio
FINANCIAL HIGHLIGHTS

For a share held throughout the period indicated

Class B

                                                               For the period
                                                         from February  12, 2001
                                                                (commencement
                                                              of operations) to
                                                                June 30, 2001
                                                                 (Unaudited)

Net Asset Value, beginning of period                                $10.00
                                                                    ------

              Income from investment operations
                    Net investment income                             0.02
                    Net realized and unrealized losses               (0.38)
                    ----------------------------------               ------

              Total from investment operations                       (0.36)
              --------------------------------                       ------

Net Asset Value, end of period                                       $9.64
                                                                     -----

Total Return                                                         (3.60%)*
                                                                     --------

Ratios/Supplemental Data
         Net Assets, end of period (In millions)                      $3.6

         Ratios to Average Net Assets (1):
              Expenses                                                1.10%**
              Net investment income                                   0.75%**

         Portfolio turnover rate                                      33.9%*

          (1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

         Ratio of Operating Expenses to Average Net Assets:             9.98%**

         Ratio of Net Investment Income to Average Net Assets:         (8.13%)**
*         Non-annualized
**        Annualized

                             See notes to financial statements

Lord Abbett Growth and Income Portfolio
FINANCIAL HIGHLIGHTS

For a share held throughout the periods indicated

Class A

                                                                                                            For the period
                                                                                                          from January 8, 1999
                                                              Six months ended           Year ended         (commencement
                                                                June 30, 2001           December 31,      of operations) to
                                                                 (Unaudited)                 2000(a)      December 31, 1999
                                                                 -----------                 -------      ------------------

Net Asset Value, beginning of period                                  $26.82                 $24.071               $21.603
                                                                      ------                 -------               -------

Income from investment operations
         Net investment income                                          0.03                   0.335                 0.274
         Net realized and unrealized gains (losses)                    (1.15)                  3.086                 2.194
         ------------------------------------------                    ------                  -----                 -----

Total from investment operations                                       (1.12)                  3.421                 2.468
                                                                       ------                  -----                 -----

Distributions
         Dividends from net investment income                          (0.22)                (0.283)                    --
         Distributions from net realized gains                            --                 (0.229)                    --
         Distributions in excess of net realized gains                    --                 (0.164)                    --
         ---------------------------------------------                    --                 -------                    --

Total distributions                                                    (0.22)                (0.676)                    --
                                                                       ------                -------                    --

Net Asset Value, end of period                                        $25.48                 $26.816               $24.071
                                                                      ------                 -------               -------

Total Return                                                           (4.15%)*                14.68%                11.38%*
                                                                       --------                ------                -------

Ratios/Supplemental Data
Net Assets, end of period (In millions)                             $1,302.8                  $944.6                $887.0

Ratios to Average Net Assets :
Expenses                                                                0.62%**                 0.70%                 0.70%**
Net investment income                                                   1.09%**                 1.32%                 1.24%**

Portfolio turnover rate                                                 38.9%*                  51.7%                 70.8%*
(a) For the year ended  December  31, 2000,  the Funds were audited by Deloitte & Touche LLP.  Each of the previous years were audited by other auditors.

*      Non-annualized

**     Annualized

                             See notes to financial statements

Lord Abbett Growth and Income Portfolio
FINANCIAL HIGHLIGHTS

For a share held throughout the period indicated

Class B

                                                                                         For the period
                                                                                      from March 22, 2001
                                                                                          (commencement
                                                                                        of operations) to
                                                                                          June 30, 2001

Net Asset Value, beginning of period                                                          $23.59
                                                                                              ------

           Income from investment operations
                 Net investment income                                                          0.03
                 Net realized and unrealized gains                                              2.07
                 ---------------------------------                                              ----

           Total from investment operations                                                     2.10
           --------------------------------                                                     ----

           Distributions
                 Dividends from net investment income                                          (0.02)
                 Distributions in excess of net investment income                              (0.20)
                 ------------------------------------------------                              ------

           Total distributions                                                                 (0.22)
           -------------------                                                                 ------

Net Asset Value, end of period                                                                $25.47
                                                                                              ------

Total Return                                                                                     8.93%*
                                                                                                 ------

Ratios/Supplemental Data
Net Assets, end of period (In millions)                                                       $11.6

Ratios to Average Net Assets:
           Expenses                                                                              0.89%**
           Net investment income                                                                 0.89%**

Portfolio turnover rate                                                                        38.9%*
*      Non-Annualized

**     Annualized

                             See notes to financial statements

Firstar Balanced Portfolio
FINANCIAL HIGHLIGHTS

For a share held throughout the periods indicated

Class A


                                                                                                                For the period
                                                                                                                from July 1, 1997
                                                      Six months ended   Year ended    Year ended  Year ended   (commencement of
                                                       June 30, 2001     December 31, December 31, December 31,  operations) to
                                                     (Unaudited)(a)(b)     2000(c)      1999         1998       December 31, 1997
                                                     -----------------     -------      ----         ----       -----------------

Net Asset Value, beginning of period                            $11.46     $11.858       $11.398      $10.389       $10.000
                                                                ------     -------       -------      -------       -------

Income from investment operations
        Net investment income                                     0.10       0.275         0.232        0.223         0.123
        Net realized and unrealized gains (losses)              (0.28)      (0.070)        0.581        1.152         0.477
        ------------------------------------------              ------      -------        -----        -----         -----

Total from investment operations                                (0.18)       0.205         0.813        1.375         0.600
                                                                ------       -----         -----        -----         -----

Distributions
        Dividends from net investment income                       --       (0.276)       (0.233)     (0.222)        (0.124)
        Distributions in excess of net investment
            income                                                 --       (0.001)           --          --             --
        Distributions from net realized gains                      --           --        (0.120)     (0.144)        (0.087)
        Distributions in excess of net realized
            gains                                                  --       (0.329)           --          --             --
            -----                                                  --       -------           --          --             --

Total distributions                                                --       (0.606)       (0.353)     (0.366)        (0.211)
                                                                   --       -------       -------     -------        -------

Net Asset Value, end of period                                  $11.28     $11.457       $11.858      $11.398       $10.389
                                                                ------     -------       -------      -------       -------

Total Return                                                 (1.57%)*         1.73%         7.14%       13.31%         6.01%*
                                                             --------         -----         -----       ------         ------

Ratios/Supplemental Data
Net Assets, end of period (In millions)                          $8.4         $9.6          $9.7         $4.6          $1.5

Ratios to Average Net Assets (1):
Expenses                                                         1.10%**      1.10%         1.10%        1.10%         1.10%**
Net investment income                                            1.84%**      2.30%         2.52%        2.54%         2.74%**

Portfolio turnover rate                                           26.4%*      39.3%         27.4%        36.0%         13.6%*

           (1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

         Ratio of Operating Expenses to Average Net
         Assets:                                                  2.11%**     1.91%         2.06%        3.08%          3.81%**
         Ratio of Net Investment Income to Average Net Assets:    0.83%**     1.48%         1.56%        0.56%          0.03%**

(a) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended June 30, 2001, was to decrease net investment income per share by $.01, increase net realized and unrealized gains by $.01 and decrease the ratio of net investment income to average net assets from 1.94% to 1.84%.

(b) Net investment income per share was computed using the average share method.

(c) For the year ended December 31, 2000, the Funds were audited by Deloitte & Touche LLP. Each of the previous years were audited by other auditors.

*      Non-annualized

**     Annualized

                             See notes to financial statements

Firstar Equity Income Portfolio
FINANCIAL HIGHLIGHTS

For a share held throughout the periods indicated

Class A


                                                                                                                    For the period
                                                                                                                  from July 1, 1997
                                                     Six months ended   Year ended   Year ended    Year ended     (commencement of
                                                       June 30, 2001     December 31, December 31,  December 31,   operations) to
                                                         (Unaudited)       2000(a)      1999         1998         December 31, 1997
                                                         -----------       -------      ----         ----         ----------------

Net Asset Value, beginning of period                          $12.59       $11.169       $11.626      $11.047        $10.000
                                                              ------       -------       -------      -------        -------

Income from investment operations
         Net investment income                                  0.07         0.184         0.194        0.167          0.074
         Net realized and unrealized gains (losses)           (0.07)         1.452         0.107        0.862          1.192
         ------------------------------------------           ------         -----         -----        -----          -----

Total from investment operations                                 --          1.636         0.301        1.029          1.266
                                                                 --          -----         -----        -----          -----

Distributions
         Dividends from net investment income                 (0.01)        (0.179)       (0.190)     (0.167)         (0.074)
         Distributions from net realized gains                   --             --        (0.568)     (0.283)         (0.145)
         Distributions in excess of net realized gains           --         (0.038)           --          --              --
         ---------------------------------------------           --         -------           --          --              --

Total distributions                                           (0.01)        (0.217)       (0.758)     (0.450)         (0.219)
                                                              ------        -------       -------     -------         -------

Net Asset Value, end of period                                $12.58       $12.588       $11.169      $11.626        $11.047
                                                              ------       -------       -------      -------        -------

Total Return                                                  (0.04%)*       14.64%         2.51%        9.35%         12.69%*
                                                              --------       ------         -----        -----         -------

Ratios/Supplemental Data
Net Assets, end of period (In millions)                         $5.7          $7.4          $7.0         $4.7           $1.7

Ratios to Average Net Assets (1):
         Expenses                                               1.10%**       1.10%         1.10%        1.10%          1.10%**
         Net investment income                                  0.91%**       1.53%         1.85%        1.79%          1.65%**

Portfolio turnover rate                                          2.7%*        31.9%         58.8%        79.4%          17.9%*

           (1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

         Ratio of Operating Expenses to Average Net
         Assets:                                                2.43%**       2.15%         2.23%        2.69%          3.58%**

         Ratio of Net Investment Income to Average Net
         Assets:                                              (0.42%)**       0.48%         0.72%        0.20%         (0.83%)**
(a) For the year ended  December  31, 2000,  the Funds were audited by Deloitte & Touche LLP.  Each of the previous years were audited by other auditors.

*      Non-annualized

**     Annualized

                             See notes to financial statements

Firstar Growth & Income Equity Portfolio
FINANCIAL HIGHLIGHTS

For a share held throughout the periods indicated

Class A


                                                                                                                For the period
                                                                                                                from July 1, 1997
                                                       Six months ended   Year ended   Year ended    Year ended  (commencement of
                                                        June 30, 2001     December 31, December 31,  December 31,  operations) to
                                                           (Unaudited)       2000(a)      1999         1998      December 31, 1997
                                                           -----------       -------      ----         ----      -----------------

Net Asset Value, beginning of period                            $12.50     $13.788      $11.995     $10.710         $10.000
                                                                ------     -------      -------     -------         -------

Income from investment operations
         Net investment income                                    0.02       0.039        0.049       0.057           0.033
         Net realized and unrealized gains (losses)             (1.34)      (0.807)       1.890       1.538           0.793
         ------------------------------------------             ------      -------       -----       -----           -----

Total from investment operations                                (1.32)      (0.768)       1.939       1.595           0.826
                                                                ------      -------       -----       -----           -----

Distributions
         Dividends from net investment income                     --+       (0.039)      (0.049)    (0.058)          (0.032)
         Distributions from net realized gains                  (0.45)      (0.479)      (0.097)    (0.252)          (0.084)
         -------------------------------------                  ------      -------      -------    -------          -------

Total distributions                                             (0.45)      (0.518)      (0.146)    (0.310)          (0.116)
                                                                ------      -------      -------    -------          -------

Net Asset Value, end of period                                  $10.73     $12.502      $13.788     $11.995         $10.710
                                                                ------     -------      -------     -------         -------

Total Return                                                   (10.56%)*     (5.66%)      16.17%      14.95%           8.26%*
                                                               ---------     -------      ------      ------           ------

Ratios/Supplemental Data
Net Assets, end of period (In millions)                          $12.3       $15.1        $16.4        $9.1            $2.4

Ratios to Average Net Assets (1):
         Expenses                                                 1.10%**     1.10%        1.10%       1.10%           1.10%**
         Net investment income                                    0.26%**     0.29%        0.45%       0.65%           0.87%**

Portfolio turnover rate                                           27.5%*     106.4%        37.8%       57.5%           18.1%*

           (1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

         Ratio of Operating Expenses to Average Net
         Assets:                                                  1.75%**     1.56%        1.59%       2.00%           3.51%**

         Ratio of Net Investment Income to Average Net
         Assets:                                                (0.39%)**    (0.17%)      (0.04%)    (0.25%)          (1.54%)**
(a) For the year ended  December  31, 2000,  the Funds were audited by Deloitte & Touche LLP.  Each of the previous years were audited by other auditors.

*      Non-annualized

**     Annualized

+      Rounds to less than $0.005 per share

                             See notes to financial statements

Janus Aggressive Growth Portfolio
FINANCIAL HIGHLIGHTS

For a share held throughout the period indicated

Class B

                                                                                               For the period
                                                                                          from February 12, 2001
                                                                                                (commencement
                                                                                              of operations) to
                                                                                                June 30, 2001
                                                                                              (Unaudited)(a)(b)

Net Asset Value, beginning of period                                                                    $10.00
                                                                                                        ------

Income from investment operations
          Net investment income                                                                           0.01
          Net realized and unrealized losses                                                             (1.71)
          ----------------------------------                                                             ------

Total from investment operations                                                                         (1.70)
                                                                                                         ------

Net Asset Value, end of period                                                                           $8.30
                                                                                                         -----

Total Return                                                                                            (17.00%)*
                                                                                                        ---------

Ratios/Supplemental Data
Net Assets, end of period (In millions)                                                                   $6.0

Ratios to Average Net Assets (1):
          Expenses                                                                                         1.10%**
          Net investment income                                                                            0.21%**

Portfolio turnover rate                                                                                   42.5%*

       (1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of Operating Expenses to Average Net Assets:                                                         6.52%**

Ratio of Net Investment Income to Average Net Assets:                                                    (5.21%)**
*      Non-annualized

**     Annualized


(a) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ending June 30, 2001, was to decrease net investment income per share by less than $.01, increase net realized and unrealized gains by less than $.01 and decrease the ratio of net investment income from 0.22% to 0.21%.

(b) Net investment income per share was calculated using average shares outstanding.

                        See notes to financial statements

MFS Mid Cap Growth Portfolio
FINANCIAL HIGHLIGHTS

For a share held throughout the period indicated

Class A

                                                                                                For the period
                                                                                               from May 1, 2001
                                                                                                (commencement
                                                                                              of operations) to
                                                                                                June 30, 2001
                                                                                                 (Unaudited)

Net Asset Value, beginning of period                                                                       $9.76
                                                                                                           -----

Income from investment operations
          Net investment income                                                                               --+
          Net realized and unrealized losses                                                               (0.25)
          ----------------------------------                                                               ------

Total from investment operations                                                                           (0.25)
                                                                                                           ------

Net Asset Value, end of period                                                                             $9.51
                                                                                                           -----

Total Return                                                                                               (2.56%)*
                                                                                                           --------

Ratios/Supplemental Data
Net Assets, end of period (In millions)                                                                     $2.8

Ratios to Average Net Assets (1):
          Expenses                                                                                           0.80%**
          Net investment income                                                                              0.08%**

Portfolio turnover rate                                                                                     30.0%*

     (1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of Operating Expenses to Average Net Assets:                                                           5.35%**

Ratio of Net Investment Income to Average Net Assets:                                                      (4.47%)**
*      Non-annualized

**     Annualized

+      Rounds to less than $0.005 per share

                             See notes to financial statements

MFS Mid Cap Growth Portfolio

FINANCIAL HIGHLIGHTS

For a share held throughout the period indicated

Class B


                                                               For the period
                                                          from February 12, 2001
                                                              (commencement
                                                             of operations) to
                                                               June  30, 2001
                                                               (Unaudited)


Net Asset Value, beginning of period                                    $10.00
                                                                        ------

          Income from investment operations
              Net investment income                                       0.01
              Net realized and unrealized losses                         (0.51)
              ----------------------------------                         ------

          Total from investment operations                               (0.50)
          --------------------------------                               ------

Net Asset Value, end of period                                           $9.50
                                                                         -----

Total Return                                                            (5.00%)*
                                                                        --------

Ratios/Supplemental Data
Net Assets, end of period (In millions)                                   $7.0

Ratios to Average Net Assets (1):
          Expenses                                                       1.05%**
          Net investment income                                          0.27%**

Portfolio turnover rate                                                   30.0%*

     (1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of Operating Expenses to Average Net Assets:                      5.60%**

Ratio of Net Investment Income to Average Net Assets:                  (4.28%)**
*   Non-annualized

**  Annualized

                        See notes to financial statements

MFS Research International Portfolio

FINANCIAL HIGHLIGHTS

For a share held throughout the period indicated

Class A

                                                                                                    For the period
                                                                                                  from May 1, 2001
                                                                                                    (commencement
                                                                                                   of   operations) to
                                                                                                     June 30, 2001

Net Asset Value, beginning of period                                                                       $9.55
                                                                                                           -----

          Income from investment operations
              Net investment income                                                                         0.01
              Net realized and unrealized losses                                                           (0.41)
              ----------------------------------                                                           ------

          Total from investment operations                                                                 (0.40)
          --------------------------------                                                                 ------

Net Asset Value, end of period                                                                             $9.15

Total Return                                                                                               (4.19%)*

Ratios/Supplemental Data
Net Assets, end of period (In millions)                                                                     $1.0

Ratios to Average Net Assets (1):
          Expenses                                                                                          1.00%**
          Net investment income                                                                             1.07%**

Portfolio turnover rate                                                                                     42.6%*

       (1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of Operating Expenses to Average Net Assets:                                                          7.39%**

Ratio of Net Investment Income to Average Net Assets:                                                      (5.32%)**
*      Non-annualized

**     Annualized

                             See notes to financial statements

MFS Research International Portfolio

FINANCIAL HIGHLIGHTS

For a share held throughout the period indicated

Class B

                                                                                                         For the period
                                                                                                     from February 12, 2001
                                                                                                        (commencement
                                                                                                        of operations) to
                                                                                                          June  30, 2001

Net Asset Value, beginning of period                                                                          $10.00
                                                                                                              ------

          Income from investment operations
              Net investment income                                                                             0.04
              Net realized and unrealized losses                                                               (0.89)
              ----------------------------------                                                               ------

          Total from investment operations                                                                     (0.85)
          --------------------------------                                                                     ------

Net Asset Value, end of period                                                                                 $9.15
                                                                                                               -----

Total Return                                                                                                   (8.50%)*
                                                                                                               --------

Ratios/Supplemental Data
Net Assets, end of period (In millions)                                                                         $6.2

Ratios to Average Net Assets (1):
          Expenses                                                                                              1.25%**
          Net investment income                                                                                 1.34%**

Portfolio turnover rate                                                                                         42.6%*

       (1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of Operating Expenses to Average Net Assets:                                                                7.64%**

Ratio of Net Investment Income to Average Net Assets:                                                           (5.05%)**
*      Non-annualized

**     Annualized

                             See notes to financial statements

Oppenheimer Capital Appreciation Portfolio

FINANCIAL HIGHLIGHTS

For a share held throughout the period indicated

Class B

                                                                                                     For the period
                                                                                                from February 12, 2001
                                                                                                     (commencement
                                                                                                   of operations) to
                                                                                                     June 30, 2001
                                                                                                     (Unaudited)(a)(b)

Net Asset Value, beginning of period                                                                      $10.00
                                                                                                          ------

          Income from investment operations
              Net investment income                                                                         0.02
              Net realized and unrealized losses                                                           (0.67)
              ----------------------------------                                                           ------

          Total from investment operations                                                                 (0.65)
          --------------------------------                                                                 ------

Net Asset Value, end of period                                                                             $9.35
                                                                                                           -----

Total Return                                                                                               (6.50%)*
                                                                                                           --------

Ratios/Supplemental Data
Net Assets, end of period (In millions)                                                                     $5.6

Ratios to Average Net Assets (1):
          Expenses                                                                                          1.00%**
          Net investment income                                                                             0.51%**

Portfolio turnover rate                                                                                     17.7%*

       (1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of Operating Expenses to Average Net Assets:                                                           8.69%**

Ratio of Net Investment Income to Average Net Assets:                                                       (7.18%)**
  *   Non-annualized

  **  Annualized

(a) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended June 30, 2001, was to decrease net investment income per share by less than $.01, increase net realized and unrealized gains by less than $.01 and decrease the ratio of net investment income by less than .01%.

(b) Net investment income per share was calculated using average shares outstanding.

                        See notes to financial statements

PIMCO Money Market Portfolio

FINANCIAL HIGHLIGHTS

For a share held throughout the period indicated

Class B

                                                                                                      For the period
                                                                                                   from February 12, 2001
                                                                                                        (commencement
                                                                                                      of operations) to
                                                                                                        June  30, 2001

Net Asset Value, beginning of year                                                                             $1.00
                                                                                                               -----

          Income from investment operations
              Net investment income                                                                             0.02
              ---------------------                                                                             ----

          Total from investment operations                                                                      0.02
          --------------------------------                                                                      ----

          Distributions
              Dividends from net investment income                                                            (0.02)

          Total distributions                                                                                 (0.02)

Net Asset Value, end of year                                                                                   $1.00

Total Return                                                                                                    1.56%*

Ratios/Supplemental Data
Net Assets, end of period (In millions)                                                                         $5.2

Ratios to Average Net Assets (1):
          Expenses                                                                                              0.75%**
          Net investment income                                                                                 4.04%**

Portfolio turnover rate
N/A

       (1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of Operating Expenses to Average Net Assets:                                                               7.30%**

Ratio of Net Investment Income to Average Net Assets:                                                           (2.51%)**
*      Non-annualized

**     Annualized

                             See notes to financial statements

PIMCO Total Return Portfolio

FINANCIAL HIGHLIGHTS

For a share held throughout the period indicated

Class A

                                                                                                      For the period
                                                                                                      from May 1, 2001
                                                                                                        (commencement
                                                                                                     of operations) to
                                                                                                         June 30, 2001
                                                                                                        (Unaudited)(a)(b)

Net Asset Value, beginning of period                                                                        $10.03
                                                                                                            ------

          Income from investment operations
              Net investment income                                                                           0.06
              Net realized and unrealized gains                                                               0.04

          Total from investment operations                                                                    0.10

Net Asset Value, end of period                                                                              $10.13

Total Return                                                                                                  1.00%*

Ratios/Supplemental Data
Net Assets, end of period (In millions)                                                                       $4.8

Ratios to Average Net Assets (1):
          Expenses                                                                                            0.65%**
          Net investment income                                                                               3.57%**

Portfolio turnover rate                                                                                      239.8%*

       (1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of Operating Expenses to Average Net Assets:                                                            4.17%**

Ratio of Net Investment Income to Average Net Assets:                                                         0.05%**
*      Non-annualized

**     Annualized


(a) As required, effective January 1, 2001, the portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended June 30, 2001, was to decrease net investment income per share by less than $.01, increase net realized and unrealized gains by less than $.01 and decrease the ratio of net investment income from 3.83% to 3.57%.

(b) Net investment income per share was calculated using average shares outstanding.

                        See notes to financial statements

PIMCO Total Return Portfolio

FINANCIAL HIGHLIGHTS

For a share held throughout the period indicated

Class B

                                                                                                        For the period
                                                                                                     from February 12, 2001
                                                                                                        (commencement
                                                                                                      of operations) to
                                                                                                        June 30, 2001
                                                                                                         (Unaudited)(a)(b)

Net Asset Value, beginning of period                                                                          $10.00
                                                                                                              ------

          Income from investment operations
              Net investment income                                                                             0.16
              Net realized and unrealized losses                                                              (0.05)
              ----------------------------------                                                              ------

          Total from investment operations                                                                      0.11
          --------------------------------                                                                      ----

Net Asset Value, end of period                                                                                $10.11
                                                                                                              ------

Total Return                                                                                                    1.10%*
                                                                                                                ------

Ratios/Supplemental Data
Net Assets, end of period (In millions)                                                                         $9.5

Ratios to Average Net Assets (1):
          Expenses                                                                                              0.90%**
          Net investment income                                                                                 4.09%**

Portfolio turnover rate                                                                                        239.8%*

       (1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of Operating Expenses to Average Net Assets:                                                               4.42%**

Ratio of Net Investment Income to Average Net Assets:                                                            0.57%**
*      Non-annualized

**     Annualized


(a) As required, effective January 1, 2001, the portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended June 30, 2001, was to decrease net investment income per share by less than $.01, increase net realized and unrealized gains by less than $.01 and decrease the ratio of net investment income from 4.20 % to 4.09%.

(b) Net investment income per share was calculated using average shares outstanding.

                        See notes to financial statements

PIMCO Innovation Portfolio

FINANCIAL HIGHLIGHTS

For a share held throughout the period indicated

Class A

                                                                                                      For the period
                                                                                                     from May 1, 2001
                                                                                                      (commencement
                                                                                                    of operations) to
                                                                                                      June 30, 2001
                                                                                                        (Unaudited)

Net Asset Value, beginning of period                                                                        $8.06
                                                                                                            -----

          Income from investment operations
              Net investment income                                                                            --+
              Net realized and unrealized losses                                                            (0.46)
              ----------------------------------                                                            ------

          Total from investment operations                                                                  (0.46)
          --------------------------------                                                                  ------

Net Asset Value, end of period                                                                              $7.60
                                                                                                            -----

Total Return                                                                                                (5.71%)*
                                                                                                            --------

Ratios/Supplemental Data
Net Assets, end of period (In millions)                                                                      $2.4

Ratios to Average Net Assets (1):
          Expenses                                                                                           1.10%**
          Net investment income                                                                              0.63%**

Portfolio turnover rate                                                                                      69.9%*

       (1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of Operating Expenses to Average Net Assets:                                                           8.65%**

Ratio of Net Investment Income to Average Net Assets:                                                       (6.92%)**
*      Non-annualized

**     Annualized

+      Rounds to less than $0.005 per share

                             See notes to financial statements

PIMCO Innovation Portfolio

FINANCIAL HIGHLIGHTS

For a share held throughout the period indicated

Class B

                                                                                                       For the period
                                                                                                   from  February 12, 2001
                                                                                                      (commencement
                                                                                                      of operations) to
                                                                                                        June  30, 2001

(Unaudited)

Net Asset Value, beginning of period                                                                           $10.00
                                                                                                               ------

          Income from investment operations
              Net investment income                                                                              0.01
              Net realized and unrealized losses                                                                (2.42)
              ----------------------------------                                                                ------

          Total from investment operations                                                                      (2.41)
          --------------------------------                                                                      ------

Net Asset Value, end of period                                                                                  $7.59
                                                                                                                -----

Total Return                                                                                                   (24.10%)*
                                                                                                               ---------

Ratios/Supplemental Data
Net Assets, end of period (In millions)                                                                          $4.5

Ratios to Average Net Assets (1):
          Expenses                                                                                               1.35%**
          Net investment income                                                                                  0.65%**

Portfolio turnover rate                                                                                          69.9%*

       (1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of Operating Expenses to Average Net Assets:                                                               8.90%**

Ratio of Net Investment Income to Average Net Assets:                                                           (6.90%)**
*      Non-annualized

**     Annualized

                             See notes to financial statements

Met/Putnam Research Portfolio

FINANCIAL HIGHLIGHTS

For a share held throughout the period indicated

Class B

                                                                                                     For  the period
                                                                                                 from  February 12, 2001
                                                                                                     (commencement
                                                                                                   of  operations) to
                                                                                                     June 30, 2001
                                                                                                       (Unaudited)

Net Asset Value, beginning of period                                                                        $10.00
                                                                                                            ------

          Income from investment operations
              Net investment income                                                                           0.01
              Net realized and unrealized losses                                                             (1.01)
              ----------------------------------                                                             ------

          Total from investment operations                                                                   (1.00)
          --------------------------------                                                                   ------

Net Asset Value, end of period                                                                               $9.00
                                                                                                             -----

Total Return                                                                                                (10.00%)*
                                                                                                            ---------

Ratios/Supplemental Data
Net Assets, end of period (In millions)                                                                      $14.7

Ratios to Average Net Assets (1):
          Expenses                                                                                            1.10%**
          Net investment income                                                                               0.41%**

Portfolio turnover rate                                                                                       68.8%*

       (1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of Operating Expenses to Average Net Assets:                                                            3.21%**

Ratio of Net Investment Income to Average Net Assets:                                                        (1.70%)**
*      Non-annualized

**     Annualized

                             See notes to financial statements

                           MET INVESTORS SERIES TRUST
                          Notes to Financial Statements
                            June 30, 2001 (Unaudited)

1. Organization

Met Investors Series Trust (the Trust) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the 1940 Act). The Trust offers twenty-three diversified portfolios (each, a "Portfolio" and collectively, the "Portfolios") each of which operates as a distinct investment vehicle of the Trust. As of June 30, 2001, the Portfolios included in the Trust are as follows: J.P. Morgan Small Cap Stock Portfolio, J.P. Morgan Quality Bond Portfolio, J.P. Morgan Select Equity Portfolio, J.P. Morgan Enhanced Index Portfolio (formerly J.P Morgan Large Cap Stock Portfolio), J.P. Morgan International Equity Portfolio, Lord Abbett Bond Debenture Portfolio, Lord Abbett Mid-Cap Value Portfolio, Lord Abbett Developing Growth Portfolio, Lord Abbett Growth Opportunities Portfolio, Lord Abbett Growth and Income Portfolio, Firstar Balanced Portfolio, Firstar Equity Income Portfolio, Firstar Growth & Income Equity Portfolio, Janus Aggressive Growth Portfolio, MFS Mid Cap Growth Portfolio, MFS Research International Portfolio, Oppenheimer Capital Appreciation Portfolio, PIMCO Money Market Portfolio, PIMCO Total Return Portfolio, PIMCO Innovation Portfolio, Met/Putnam Research Portfolio, BlackRock Equity Portfolio and the BlackRock U.S. Government Income Portfolio. The BlackRock Equity Portfolio and the BlackRock U.S. Government Income Portfolio are reported separately in Financial Statements dated July 31, 2001.

The Trust offers three classes of shares: Class A Shares are offered by all Portfolios with the exception of the Janus Aggressive Growth Portfolio, the Oppenheimer Capital Appreciation Portfolio, the PIMCO Money Market Portfolio and the Met/Putnam Research Portfolio. Class B Shares are offered by all Portfolios with the exception of the Firstar Balanced Portfolio, the Firstar Equity Income Portfolio and the Firstar Growth and Income Equity Portfolio. Class E Shares are scheduled to be made available August 31, 2001 and will be offered by the MFS Mid Cap Growth Portfolio, the MFS Research International Portfolio, the PIMCO Total Return Portfolio and the PIMCO Innovation Portfolio. The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company.

The Trust's Distribution Agreements with respect to the Class A and Class B shares were approved by the Board of Trustees at a board meeting held on December 7, 2000. The Trust's Distribution Agreement with respect to Class E shares was approved at a board meeting held on April 23 and April 24, 2001. The Distributor or its affiliates for the Class A shares will pay for printing and distributing prospectuses or reports prepared for their use in connection with the offering of the Class A shares to prospective contract owners and qualified plan participants and preparing, printing and mailing any other literature or advertising in connection with the offering of the Class A shares to prospective contract owners and qualified plan participants. Pursuant to the Class B and Class E Distribution Plans, the Trust compensates the Distributor from assets attributable to the Class B and Class E shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Trust's Class B and Class E shares. It is anticipated that a portion of the amounts received by the Distributor will be used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of Trust prospectuses, statements of additional information and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class B and Class E shares. The Distributor may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of the Class B and Class E shares. The Class B and Class E Distribution Plans provide that the Trust, on behalf of each Portfolio, may pay annually up to 0.50% and 0.25% of the average daily net assets of a Portfolio attributable to its Class B and Class E shares, respectively, in respect to activities primarily intended to result in the sale of Class B and Class E shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of a Portfolio attributable to its' Class B and Class E shares, respectively. Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, each Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E shares for such entities' fees or expenses incurred or paid in that regard. Shares of each Class of the Portfolios represent an equal pro rata interest in the Portfolios and generally give the shareholder the same voting, dividend, liquidation, and other rights.

At a special meeting of shareholders held on January 26, 2001, the shareholders of the COVA Series Trust approved the reorganization of the Funds of the COVA Series Trust as Portfolios of Met Investors Series Trust ("MIT") pursuant to an Agreement and Plan of Reorganization between MIT and COVA Series Trust dated as of December 8, 2000. At a special meeting of shareholders held on January 26, 2001, the shareholders of Security First Trust approved the reorganization of the Series of the Security First Trust as Portfolios of MIT pursuant to an Agreement and Plan of Reorganization between MIT and Security First Trust dated as of December 8, 2000. MIT was established under an Agreement and Declaration of Trust dated as of July 27, 2000.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

                           MET INVESTORS SERIES TRUST
                          Notes to Financial Statements
                            June 30, 2001 (Unaudited)

2. Significant Accounting Policies - continued

A. Security Valuation - Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. If there was no sale on such day, the securities are valued at the mean between the most recently quoted bid and asked prices. Investments in securities not listed on a securities exchange are valued based on their last quoted bid price or, if not available, their fair value as determined in good faith by the Board of Trustees. Domestic fixed income investments are stated at values using the mean between the most recently quoted bid and asked prices. Foreign fixed income securities are valued at their sale price as of the close of the securities exchange on which the securities are listed. If such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees are used. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value.

Under the amortized cost method, investments are recorded at cost and any discount or premium is accreted or amortized, respectively, on a constant yield to maturity basis to the maturity of the investment. Value on any given date equals original cost plus or minus accreted discount or amortized premium, respectively, to that date. Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued at forward rates and are marked-to-market daily.

B. Change in Accounting Policy - Effective January 1, 2001, the Portfolios adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities using the constant yield to maturity method. Prior to January 1, 2001, the Portfolios did not amortize premiums on securities purchased. The cumulative effect of this accounting change had no impact on the total net assets of the Portfolios but resulted in the following reclassification of the components of net assets as of January 1, 2001, based on securities held by the Portfolios as of that date:

                                                     Net Unrealized                        Accumulated
                                                      Appreciation/                    Undistributed Net
Portfolio                                            (Depreciation)                    Investment Income
                                                     --------------                    -----------------

J.P. Morgan Quality Bond Portfolio                           $27,952                            $(27,952)
J.P. Morgan Enhanced Index Portfolio                             $20                                $(20)
Lord Abbett Bond Debenture Portfolio                        $242,642                           $(242,642)
Firstar Balanced Portfolio                                   $18,788                            $(18,788)
The effect of this change for the period ended June 30, 2001, was to decrease net investment  income,  increase net unrealized  appreciation  (depreciation)  and  increase  undistributed  net realized  gain (loss) by the  following reclassification.  The statement of changes in net assets and financial  highlights for prior periods have not been restated to reflect this change in policy.



                                                  Net Unrealized                Accumulated             Accumulated
                                                  Appreciation/              Undistributed Net          Undistributed Net
Portfolio                                         (Depreciation)             Investment Income           Realized
                                                  --------------             -----------------           ---------
Gain/Loss
---------


J.P. Morgan Quality Bond Portfolio                     $16,986                    $(48,212)                      $31,226
J.P. Morgan Select Equity Portfolio                     $4,453                     $(4,453)                         $--
J.P. Morgan Enhanced Index Portfolio                      $394                       $(406)                          $12
Lord Abbett Bond Debenture Portfolio                   $20,392                   $(101,272)                      $80,880
Firstar Balanced Portfolio                              $2,448                     $(4,458)                       $2,010
Janus Aggressive Growth Portfolio                          $31                       $(100)                          $69
Oppenheimer Capital Appreciation Portfolio                 $75                        $(75)                         $--
PIMCO Total Return Portfolio                            $1,701                     $(3,249)                       $1,548
C. Security  Transactions  - Security  transactions  are recorded on a trade date basis.  Realized gains and losses are determined on an identified  cost basis.  The Portfolios may purchase and sell securities on a "when issued" or
"delayed  delivery"  basis,  with  settlement  to occur at a later date.  The value of the security so purchased is subject to market  fluctuations  during this period.  The Portfolios  segregate assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

                                       162

                           MET INVESTORS SERIES TRUST
                          Notes to Financial Statements
                            June 30, 2001 (Unaudited)

2. Significant Accounting Policies - continued

D. Investment Income and Expenses - Dividend income is recorded on the ex-dividend date, or in the case of some foreign securities, on the date thereafter when the Portfolio is made aware of the dividend. Interest income and expenses are recorded when earned or incurred, respectively. Foreign income and foreign capital gains realized on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

E. Federal Income Taxes - The Trust's policy is to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including net realized gains, if any, to its shareholders. Accordingly, the Portfolios have not recorded a provision for federal income taxes. In addition, any Portfolios subject to federal excise tax regulations will distribute substantially all of their net investment income and net capital gains, if any, in each calendar year in order to avoid the payment of federal excise taxes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences. For the J.P. Morgan Enhanced Index Portfolio, J.P. Morgan Quality Bond Portfolio, J.P. Morgan International Equity Portfolio, PIMCO Total Return Portfolio, MFS Mid Cap Growth Portfolio, and MFS Research International Portfolio, net realized gains and losses may differ for financial and tax reporting purposes primarily as a result of timing differences related to open futures at year end.

The Portfolios utilize the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2000, the accumulated capital loss carryforwards and expiration dates by Portfolio were as follows: J.P. Morgan Quality Bond Portfolio: $3,023,092 expiring in 2007 and $2,305,867 expiring in 2008, Lord Abbett Bond Debenture Portfolio: $2,276,221 expiring in 2007 and $889,407 expiring in 2008, J.P. Morgan Enhanced Index
Portfolio: $4,533,984 expiring in 2008, Lord Abbett Developing Growth Portfolio:
$1,934,268  expiring  in 2008,  and Lord  Abbett  Growth and  Income  Portfolio:
$5,818,547 expiring in 2008.

F. Distribution of Income and Gains - The Portfolios annually declare, pay and automatically reinvest dividends from net investment income and distributions of any net realized capital gains.

G. Derivatives - A derivative financial instrument, in general terms, is a security whose value is "derived" from the value of an underlying asset, reference rate or index. The Portfolios primarily use derivative instruments to protect against possible changes in the market value of their investments. All of the Portfolios' holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation of investments. Upon disposition, a realized gain or loss is recognized accordingly.

The primary risks associated with the use of these financial instruments for hedging purposes are the possibility of (a) an imperfect correlation between the change in market value of the hedged securities held by the Portfolios and the change in market value of these financial instruments, and (b) an illiquid market. As a result, the use of these financial instruments may involve, to a varying degree, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The following are brief descriptions of derivative instruments the Portfolios may hold.

a. Futures Contracts - A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or as a temporary substitute for purchasing or selling specific securities.

Upon entering into a futures contract, the Portfolios are required to make initial margin deposits with the broker or segregate liquid investments to satisfy the broker's margin requirements. Initial margin deposits are recorded as assets and held in a segregated account at the custodian. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" the contract on a daily basis to reflect the value of the contract's settlement price at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities to the broker depending upon whether unrealized gains or losses, respectively, are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and its basis in the contract.

b. Options Contracts - A purchased option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Portfolios to provide the return of an index without purchasing all of the securities underlying the index or as a substitute for purchasing or selling specific securities.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss equal to the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less the cost of the option. When

                           MET INVESTORS SERIES TRUST
                          Notes to Financial Statements
                            June 30, 2001 (Unaudited)

2. Significant Accounting Policies - continued

the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

The premium received for a written option is recorded as a liability. The liability is marked-to-market daily based on the option's quoted market price. When an option expires or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the underlying security purchased.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Portfolio may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised this loss can be greater than premium received. In addition, the Portfolio could be exposed to risks if the counterparties to the transactions are unable to meet the terms of the contracts.

c. Forward Foreign Currency Contracts - The Portfolios may enter into forward foreign currency contracts to hedge their Portfolio holdings against future movements in certain foreign currency exchange rates. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

H. Security Lending - The Portfolios may lend their securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Portfolios may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower fail financially. The Portfolios receive compensation for lending their securities.

Each Portfolio receives transaction fees for providing services in connection with the securities lending program. The risks to the Portfolios of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

I. Foreign Currency Translation - Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the rate of exchange at the end of the period. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, from changes in the exchange rates of foreign currency held, and from changes in the contract value of forward foreign currency contracts.

J. Interest Rate Transactions - Among the strategic transactions into which the Portfolios may enter are interest rate swaps and the purchase or sale of related caps and floors. A Portfolio may enter into these transactions primarily to manage its exposure to interest rates, to protect against currency fluctuations, or to preserve a return or spread on a particular investment. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser, to the extent that a specific index

                           MET INVESTORS SERIES TRUST
                          Notes to Financial Statements
                            June 30, 2001 (Unaudited)

2. Significant Accounting Policies - continued

exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such cap. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.

K. Short Sales - A Portfolio, in "selling short", sells borrowed securities which must at some date be returned to the lender. A Portfolio may enter into a "short sale" of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal amount of securities sold short.

L. Repurchase Agreements - The Portfolios may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

M. Reverse Repurchase Agreements - The Portfolios may enter into reverse repurchase agreements with selected commercial banks or broker-dealers. In a reverse repurchase agreement, the Portfolio sells securities as collateral and agrees to repurchase them at a mutually agreed upon date and price. This practice is the equivalent of borrowing using the securities as collateral and can create leverage. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities but pays interest to the counter-party based upon competitive market rates at the time of issuance. At the time the Portfolio enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the custodian containing liquid assets having a value not less than the repurchase price (including accrued interest). If the counterparty to the transaction is rendered insolvent, the ultimate realization of the collateral securities to be repurchased by the Portfolio may be delayed or limited.

3. Investment Management Agreement and Other Transactions with Affiliates

The Trust is managed by Met Investors Advisory Corp. (the "Manager") (formerly known as Security First Investment Management Corporation) which, subject to the supervision and direction of the Trustees of the Trust, has overall responsibility for the general management and administration of the Trust. The Manager has entered into advisory agreements with J.P. Morgan Investment Management Inc., Lord Abbett & Co., U.S. Bancorp Piper Jaffray Asset Management Inc. (as successor to Firstar Investment Research and Management Company, LLC), Pacific Investment Management Co. (PIMCO) LLC, PIMCO Equity Advisors, Massachusetts Financial Services Co., Putnam Investment Management LLC, Janus Capital Corp. and OppenheimerFunds Inc. (the "Advisers") for investment advisory services in connection with the investment management of the Portfolios.

Subject to the supervision and direction of the Trustees of the Trust, the Manager supervises the Advisers and has full discretion with respect to the retention or renewal of the advisory agreements. The Manager pays the Advisers and bears the cost of compensating officers of the Trust.

Under the terms of the Portfolios' investment advisory agreement, the Portfolios pay the Manager a monthly fee based upon annual rates applied to each of the Portfolios' average daily net assets as follows:

Portfolio                                         Average Daily Net Assets%                               Per
                                                  -------------------------                               ----
Annum

J.P. Morgan Small Cap Stock Portfolio             All                                                  0.85%
J.P. Morgan Quality Bond Portfolio                First $75 Million                                    0.55%
                                                  Over $75 Million                                     0.50%
J.P. Morgan Select Equity Portfolio               First $50 Million                                    0.65%
                                                  Over $50 Million                                     0.60%
J.P. Morgan Enhanced Index Portfolio              First $50 Million                                    0.60%
                                                  Over $50 Million                                     0.55%
J.P. Morgan International Equity Portfolio        First $50 Million                                    0.80%
                                                  Over $50 Million up to $350 Million                  0.75%
                                                  Over $350 Million                                    0.70%
Lord Abbett Bond Debenture Portfolio              All                                                  0.60%
                                       165

                           MET INVESTORS SERIES TRUST
                          Notes to Financial Statements
                            June 30, 2001 (Unaudited)

3. Investment Management Agreement and Other Transactions with Affiliates - continued


Portfolio                                         Average Daily Net Assets%                            Per Annum
                                                  -------------------------                            ---------

Lord Abbett Mid-Cap Value Portfolio               First $200 Million                                0.70%
                                                  Over $200 Million up to $500
                                                  Million                                           0.65%
                                                  Over $500 Million                                 0.625%
Lord Abbett Developing Growth Portfolio           All                                               0.75%
Lord Abbett Growth Opportunites
Portfolio                                         First $200 Million                                0.70%
                                                  Over $200 Million up to $500
                                                  Million                                           0.65%
                                                  Over $500 Million                                 0.625%
Lord Abbett Growth and Income
Portfolio                                         First $800 Million                                0.60%
                                                  Over $800 Million up to $2 Billion                0.55%
                                                  Over $2 Billion                                   0.50%
Firstar Balanced Portfolio                        All                                               1.00%
Firstar Equity Income Portfolio                   All                                               1.00%
Firstar Growth & Income Equity Portfolio          All                                               1.00%
Janus Aggressive Growth Portfolio                 First $100 Million                                0.80%
                                                  Over $100 Million up to $500
                                                  Million                                           0.75%
                                                  Over $500 Million                                 0.70%
MFS Mid Cap Growth Portfolio                      First $150 Million                                0.65%
                                                  Over $150 Million up to $300
                                                  Million                                           0.625%
                                                  Over $300 Million                                 0.60%
MFS Research International Portfolio              First $200 Million                                0.80%
                                                  Over $200 Million up to $500
                                                  Million                                           0.75%
                                                  Over $500 Million up to $1 Billion                0.70%
                                                  Over $1 Billion                                   0.65%
Oppenheimer Capital Appreciation
Portfolio                                         First $150 Million                                0.65%
                                                  Over $150 Million up to $300
                                                  Million                                           0.625%
                                                  Over $300 Million to $500 Million                 0.60%
                                                  Over $500 Million                                 0.55%
PIMCO Money Market Portfolio                      All                                               0.40%
PIMCO Total Return Portfolio                      All                                               0.50%
PIMCO Innovation Portfolio                        All                                               1.05%
Met/Putnam Research Portfolio                     First $250 Million                                0.80%
                                                  Over $250 Million                                 0.75%
The Trust has entered into Custodian, Administration and Transfer Agency and
Service Agreements with Investors Bank & Trust Company ("Investors Bank").

                                       166

                           MET INVESTORS SERIES TRUST
                          Notes to Financial Statements
                            June 30, 2001 (Unaudited)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

MetLife Investors Variable Annuity Account One, MetLife Investors Variable Annuity Account Eight and MetLife Investors Variable Life Account One are separate accounts of MetLife Investors Insurance Company (formerly COVA Financial Services Life Insurance Company). MetLife Investors Variable Annuity Account Five and MetLife Investors Variable Life Account Five are separate accounts of MetLife Investors Insurance Company of California (formerly COVA Financial Life Insurance Company). MetLife Investors USA Separate Account A is a separate account of MetLife Investors USA Insurance Company (formerly Security First Life Insurance Company). First MetLife Investors Variable Annuity Account One is a separate account of First MetLife Investors Insurance Company. As of June 30, 2001, MetLife Investors Insurance Company, MetLife Investors Insurance Company of California, MetLife Investors USA Insurance Company and First MetLife Investors Insurance Company (collectively "MetLife Investors") owned all shares of beneficial interest of each Portfolio except as listed below.

Metropolitan Life Insurance Company owns shares of beneficial interest in the following Portfolios:

Portfolio                                           Percentage Of Ownership

J.P. Morgan Enhanced Index Portfolio                0.0%*
Lord Abbett Growth Opportunities Portfolio          76.8%
Janus Aggressive Growth Portfolio                   68.9%
MFS Mid Cap Growth Portfolio                        76.6%
MFS Research International Portfolio                77.6%
Oppenheimer Capital Appreciation Portfolio          50.3%
PIMCO Money Market Portfolio                        58.7%
PIMCO Total Return Portfolio                        68.9%
PIMCO Innovation Portfolio                          67.8%
Met/Putnam Research Portfolio                       92.0%


MetLife Investors Group - Security Savings Plan 401K owns shares of beneficial interest in the following Portfolios:

Portfolio                                           Percentage Of Ownership

J.P. Morgan Quality Bond Portfolio                   0.3%
Lord Abbett Growth and Income Portfolio              0.1%


New England Life Insurance Company owns shares of beneficial interest in the following Portfolios:

Portfolio                                             Percentage Of Ownership

Lord Abbett Bond Debenture Portfolio                  0.4%
MFS Mid Cap Growth Portfolio                          5.6%
MFS Research International Portfolio                  2.5%
PIMCO Total Return Portfolio                          10.6%
PIMCO Innovation Portfolio                            17.5%


New England Life Insurance Company Zenith Variable Annuity owns shares of beneficial interest in the following Portfolios:

Portfolio                                              Percentage Of Ownership

Lord Abbett Bond Debenture Portfolio                   0.0%*
MFS Mid Cap Growth Portfolio                           2.7%
MFS Research International Portfolio                   0.6%
PIMCO Total Return Portfolio                           3.1%
PIMCO Innovation Portfolio                             0.3%

                           MET INVESTORS SERIES TRUST
                          Notes to Financial Statements
                            June 30, 2001 (Unaudited)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

* Rounds to less than 0.1%

For the period from January 1, 2001 to February 11, 2001, COVA Investment Advisory Corporation voluntarily reimbursed the J.P Morgan Quality Bond Portfolio, Lord Abbett Bond Debenture Portfolio, Firstar Balanced Portfolio, Firstar Equity Income Portfolio and Firstar Growth & Income Equity Portfolio for their operating expenses, exclusive of brokerage, advisory or other portfolio transaction expenses or expenses of litigation, indemnification, taxes or other extraordinary expenses, to the extent that they exceeded an annual rate of 0.10% of the average daily net assets. Also for this period, COVA Investment Advisory Corporation had voluntarily reimbursed the Lord Abbett Developing Growth Portfolio for its operating expenses, exclusive of brokerage, advisory, or other portfolio transaction expenses or expenses of litigation, indemnification, taxes, or other extraordinary expenses, to the extent that they exceeded an annual rate of 0.30% of the average daily net assets.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of each Portfolio until April 30, 2002 (excluding the J.P. Morgan Small Cap Stock Portfolio and the J.P. Morgan Select Equity Portfolio). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of each Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business and amounts payable pursuant to a plan adopted in accordance with rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of each Portfolio's average daily net assets:

Portfolio                                                         Ratio
                                                                  -----

J.P. Morgan Quality Bond Portfolio                                0.60%
J.P. Morgan Enhanced Index Portfolio                              0.65%
J.P. Morgan International Equity Portfolio                        1.05%
Lord Abbett Bond Debenture Portfolio                              0.70%
Lord Abbett Mid-Cap Value Portfolio                               0.90%
Lord Abbett Developing Growth Portfolio                           0.95%
Lord Abbett Growth Opportunities Portfolio                        0.85%
Lord Abbett Growth and Income Portfolio                           0.65%
Firstar Balanced Portfolio                                        1.10%
Firstar Equity Income Portfolio                                   1.10%
Firstar Growth & Income Equity Portfolio                          1.10%
Janus Aggressive Growth Portfolio                                 0.85%
MFS Mid Cap Growth Portfolio                                      0.80%
MFS Research International Portfolio                              1.00%
Oppenheimer Capital Appreciation Portfolio                        0.75%
PIMCO Money Market Portfolio                                      0.50%
PIMCO Total Return Portfolio                                      0.65%
PIMCO Innovation Portfolio                                        1.10%
Met/Putnam Research Portfolio                                     0.85%

                           MET INVESTORS SERIES TRUST
                          Notes to Financial Statements
                            June 30, 2001 (Unaudited)

4. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

                                           J.P. Morgan Small Cap Stock Portfolio         J.P.  Morgan Quality Bond Portfolio

                                                  Class A               Class B              Class A       Class B

                                                                      Period From                          Period From
                                                                    April 3, 2001                          April 3, 2001
                                                                     (commencement                         (commencement
                                        Six Months     Year Ended  of operations)  Six Months  Year Ended   of operations)
                                         Ended       December 31,     through       Ended      December 31,    through
                                     June 30, 2001      2000         June 30, 2001 June 30, 2001     2000   June 30, 2001


Beginning shares                       6,606,875      6,330,087                      8,331,002      8,960,770
                                       ---------      ---------                      ---------      ---------

Shares sold                               48,472        392,710           4,709      2,810,420        372,170         79,677
Shares issued through dividend
reinvestment                             965,911        275,833             685        528,771        516,874          3,498
Shares repurchased                     (474,236)      (391,755)           (247)       (502,880)    (1,518,812)        (1,478)
                                       ---------      ---------           -----       ---------    -----------        -------

Net Increase (decrease) in shares
outstanding                              540,147        276,788           5,147      2,836,311       (629,768)        81,697
                                         -------        -------           -----      ---------       ---------        ------

Ending shares                          7,147,022      6,606,875           5,147     11,167,313      8,331,002         81,697
                                       =========      =========           =====     ==========      =========         ======

                                            J.P. Morgan Select Equity Portfolio         J.P. Morgan Enhanced Index Portfolio

                                                  Class A               Class B              Class A            Class B

                                                                       Period From                             Period From
                                                                     April 3, 2001                             April 3, 2001
                                                                     (commencement                             (commencement
                                      Six Months      Year Ended    of operations)   Six Months     Year Ended  of operations)
                                         Ended       December 31,       through        Ended       December 31, through
                                     June 30, 2001      2000         June 30, 2001 June 30, 2001      2000      June 30, 2001

Beginning shares                      16,203,104     15,497,466                     14,608,012     12,726,910
                                      ----------     ----------                     ----------     ----------

Shares sold                               59,943        460,788          79,029         85,488      1,470,057         35,918
Shares issued through dividend
reinvestment                             399,249      1,179,463           1,866        110,509      1,241,655            279
Shares repurchased                     (757,762)      (934,613)           (470)       (757,123)      (830,610)          (176)
                                       ---------      ---------           -----       ---------      ---------          -----

Net Increase (decrease) in shares
outstanding                            (298,570)        705,638          80,425       (561,126)     1,881,102         36,021
                                       ---------        -------          ------       ---------     ---------         ------

Ending shares                         15,904,534     16,203,104          80,425     14,046,886     14,608,012         36,021
                                      ==========     ==========          ======     ==========     ==========         ======

                                         J.P. Morgan International Equity Portfolio          Lord Abbett Bond Debenture

                                                  Class A               Class B              Class A          Class B

                                                                      Period From                             Period From
                                                                     April 3, 2001                            March 22, 2001
                                                                     (commencement                            (commencement
                                        Six Months    Year Ended    of operations)   Six Months    Year Ended  of operations)
                                          Ended      December 31,       through        Ended      December 31, through
                                      June 30, 2001     2000         June 30, 2001 June 30, 2001     2000     June 30, 2001

Beginning shares                       9,301,535      8,509,824                     13,210,973     13,640,172
                                       ---------      ---------                     ----------     ----------

Shares sold                              324,077        969,027          21,527        390,130        305,167        291,664
Shares issued through dividend
reinvestment                           1,393,001        632,819           3,085      1,136,919        921,489         23,284
Shares repurchased                     (778,434)      (810,135)           (465)       (476,321)    (1,655,855)        (2,308)
                                       ---------      ---------           -----       ---------    -----------        -------

Net Increase (decrease) in shares
outstanding                              938,644        791,711          24,147      1,050,728       (429,199)       312,640
                                         -------        -------          ------      ---------       ---------       -------

Ending shares                         10,240,179      9,301,535          24,147     14,261,701     13,210,973        312,640
                                      ==========      =========          ======     ==========     ==========        =======

                                       169


                           MET INVESTORS SERIES TRUST
                          Notes to Financial Statements
                            June 30, 2001 (Unaudited)

4. Shares of Beneficial Interest - continued

                                        Lord Abbett Mid-Cap Value Portfolio      Lord  Abbett  Developing  Growth Portfolio

                                               Class A             Class B                 Class A          Class B

                                                                     Period From                             Period From
                                                                 April 3, 2001                              April 3, 2001
                                                                   (commencement                            (commencement)
                                      Six Months    Year Ended   of operations)   Six Months    Year Ended   of operations)
                                         Ended      December 31,   through          Ended      December 31,  through
                                    June 30, 2001      2000      June 30, 2001  June 30, 2001     2000       June 30, 2001

Beginning shares                      3,544,528     2,634,576                     3,705,046    2,254,403
                                      ---------     ---------                     ---------    ---------

Shares sold                             482,829       975,091     130,259           146,585    1,361,758       33,942
Shares issued through dividend
reinvestment                            386,475        27,185      11,933         (208,678)      172,239
Shares repurchased                    (125,154)       (92,324)       (999)         (83,354)         (741)
                                      ---------       --------       -----         --------         -----

Net Increase (decrease) in shares
outstanding                             744,150       909,952     141,193          (62,093)    1,450,643       33,201
                                        -------       -------     -------          --------    ---------       ------

Ending shares                         4,288,678     3,544,528     141,193         3,642,953    3,705,046       33,201
                                      =========     =========     =======         =========    =========       ======

                                        Lord Abbett Growth Opportunities
                                                  Portfolio                      Lord Abbett Growth & Income Potfolio

                                          Class A            Class B               Class A                  Class B
                                          -------            -------               -------                  -------

                                        Period From        Period From                                     Period From
                                        May 1, 2001     February 12, 2001                                 March 22, 2001
                                       (commencement      (commencement                                   (commencement
                                       of operations)    of operations)     Six Months    Year Ended      of operations)
                                          through            through          Ended      December 31,          through
                                       June 30, 2001      June 30, 2001   June 30, 2001     2000           June 30, 2001

Beginning shares                              --                 --        35,223,959    36,849,506
                                              --                 --        ----------    ----------

Shares sold                               19,782            371,733        16,994,207       301,745          452,683
Shares issued through dividend
reinvestment                                  --                 --           451,032     1,041,818            3,741
Shares repurchased                           (14)            (1,109)       (1,542,663)   (2,969,110)            (351)
                                             ----            -------       -----------   -----------            -----

Net Increase (decrease) in shares
outstanding                               19,768            370,624        15,902,576    (1,625,547)         456,073
                                          ------            -------        ----------    -----------         -------

Ending shares                             19,768            370,624        51,126,535    35,223,959          456,073
                                          ======            =======        ==========    ==========          =======

                                                   Firstar Balanced Portfolio             Firstar  Equity  Income Portfolio

                                                             Class A                                Class A
                                                             -------                                -------

                                                 Six Months          Year Ended          Six Months              Year Ended
                                                   Ended             December 31,          Ended                 December 31,
                                               June 30, 2001           2000             June 30, 2001             2000
                                               -------------           ----             -------------             ----

Beginning shares                                 839,515             820,358              591,730                624,111
                                                 -------             -------              -------                -------

Shares sold                                       29,277              91,760               16,583                 42,516
Shares issued through dividend
reinvestment                                                          42,421                  178                  9,973
Shares repurchased                              (127,601)           (115,024)           (156,968)               (84,870)
                                                ---------           ---------           ---------               --------

Net Increase (decrease) in shares
outstanding                                      (98,324)             19,157            (140,207)               (32,381)
                                                 --------             ------            ---------               --------

Ending shares                                    741,191             839,515              451,523                591,730
                                                 =======             =======              =======                =======

                                                     Firstar Growth & Income         Janus Aggressive Growth
                                                        Equity Portfolio                    Portfolio

                                                             Class A                         Class B

                                                  Six Months       Year Ended        Period From February 12, 2001
                                                      Ended       December 31,     (commencement of operations)
                                                 June 30, 2001       2000             through June 30, 2001
                                                 -------------       ----             ---------------------

Beginning shares                                     1,205,545    1,190,729                       --
                                                     ---------    ---------                       --

Shares sold                                             35,325       72,223                  726,185
Shares issued through dividend
reinvestment                                            46,067       48,081
Shares repurchased                                    (142,537)    (105,488)                    (997)
                                                      ---------    ---------                    -----

Net Increase (decrease) in shares
outstanding                                            (61,145)      14,816                  725,188
                                                       --------      ------                  -------

Ending shares                                        1,144,400    1,205,545                  725,188
                                                     =========    =========                  =======

                                       170

                           MET INVESTORS SERIES TRUST
                          Notes to Financial Statements
                            June 30, 2001 (Unaudited)

4. Shares of Beneficial Interest - continued

                                                     MFS Mid Cap Growth Portfolio        MFS Research International Portfolio

                                                     Class A              Class B           Class A         Class B

                                                   Period From            Period From     Period From        Period From
                                                   May 1, 2001         February 12, 2001  May 1, 2001        February 12, 2001
                                                  (commencement         (commencement    (commencement       (commencement
                                                  of operations)        of operations)   of operations)        of operations)
                                                      through               through         through           through
                                                  June 30, 2001         June 30, 2001     June 30, 2001       June 30, 2001

Beginning shares

Shares sold                                           290,918             749,760           180,308               680,008
Shares issued through dividend reinvestment
Shares repurchased                                    (1,334)              (8,962)          (68,114)               (4,703)
                                                      -------              -------          --------               -------

Net Increase (decrease) in shares outstanding         289,584             740,798           112,194               675,305
                                                      -------             -------           -------               -------

Ending shares                                         289,584             740,798           112,194               675,305
                                                      =======             =======           =======               =======

                                                                     Oppenheimer Capital               PIMCO Money Market
                                                                    Appreciation Portfolio                  Portfolio

                                                                           Class B                           Class B

                                                                 Period From February 12, 2001     Period  From February 12, 2001
                                                                 (commencement of operations)      (commencement of operations)
                                                                    through June 30, 2001             through June 30, 2001

Beginning shares                                                                                                   --
                                                                                                                   --

Shares sold                                                              598,157                            5,328,664
Shares issued through dividend reinvestment                                                                    53,246
Shares repurchased                                                       (1,466)                            (192,209)
Net Increase (decrease) in shares outstanding                            596,691                            5,189,701
                                                                         -------                            ---------

Ending shares                                                            596,691                            5,189,701
                                                                         =======                            =========


                                                     PIMCO Total Return Portfolio             PIMCO   Innovation
                                                     ----------------------------             ---------------------
Portfolio

                                                     Class A              Class B           Class A         Class B

                                                   Period From            Period From     Period From        Period From
                                                   May 1, 2001         February 12, 2001  May 1, 2001        February 12, 2001
                                                   commencement          commencement     commencement       commencement
                                                  of operations)        of operations)   of operations)      of operations)
                                                      through               through         through           through
                                                  June 30, 2001         June 30, 2001     June 30, 2001      June 30, 2001

Beginning shares                                          --                   --
                                                          --                   --

Shares sold                                           477,079             961,430           320,941               608,741
Shares issued through dividend reinvestment               --                   --
Shares repurchased                                      (567)             (21,356)           (5,424)              (17,375)
                                                        -----             --------           -------              --------

Net Increase (decrease) in shares outstanding         476,512             940,074           315,517               591,366
                                                      -------             -------           -------               -------

Ending shares                                         476,512             940,074           315,517               591,366
                                                      =======             =======           =======               =======

                                                   Met/Putnam Research Portfolio

                                                              Class B

                                                   Period From February 12, 2001
                                                   (commencement of operations)
                                                      through June 30, 2001

Beginning shares

Shares sold                                                   1,631,361
Shares issued through dividend reinvestment
Shares repurchased                                                (626)
                                                                  -----

Net Increase (decrease) in shares outstanding                 1,630,735
                                                              ---------

Ending shares                                                 1,630,735
                                                              =========

                           MET INVESTORS SERIES TRUST
                          Notes to Financial Statements
                            June 30, 2001 (Unaudited)

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended June 30, 2001 were as follows:

                                                                                         Purchases

Portfolio:                                                   U.S. Government                Non-Government             Total

J.P. Morgan Small Cap Stock Portfolio                                    $0                   $34,636,019           $34,636,019
J.P. Morgan Quality Bond Portfolio                               78,092,070                    38,924,527           117,016,597
J.P. Morgan Select Equity Portfolio                                       0                    87,801,204            87,801,204
J.P. Morgan Enhanced Index Portfolio                                110,952                    52,400,668            52,511,620
J.P. Morgan International Equity Portfolio                                0                    54,534,146            54,534,146
Lord Abbett Bond Debenture Portfolio                              1,070,859                    60,704,141            61,775,000
Lord Abbett Mid-Cap Value Portfolio                                       0                    21,517,670            21,517,670
Lord Abbett Developing Growth Portfolio                                   0                    10,081,510            10,081,510
Lord Abbett Growth Opportunities Portfolio                                0                     4,608,956             4,608,956
Lord Abbett Growth & Income Portfolio                                     0                   489,657,031           489,657,031
Firstar Balanced Portfolio                                                0                     2,205,952             2,205,952
Firstar Equity Income Portfolio                                           0                       173,808               173,808
Firstar Growth & Income Equity Portfolio                                  0                     3,532,585             3,532,585
Janus Aggressive Growth Portfolio                                         0                     7,931,308             7,931,308
MFS Mid Cap Growth Portfolio                                              0                    10,947,858            10,947,858
MFS Research International Portfolio                                      0                     8,947,822             8,947,822
Oppenheimer Capital Appreciation Portfolio                                0                     5,570,468             5,570,468
PIMCO Total Return Portfolio                                     20,273,087                     1,037,525            21,310,612
PIMCO Innovation Portfolio                                                0                     9,836,196             9,836,196
Met/Putnam Research Portfolio                                             0                    25,353,094            25,353,094

                                                                                             Sales

Portfolio:                                                   U.S. Government                Non-Government
                                                             ---------------                --------------
Total

J.P. Morgan Small Cap Stock Portfolio                                    $0                   $38,678,540           $38,678,540
J.P. Morgan Quality Bond Portfolio                               73,718,247                    43,516,851           117,235,098
J.P. Morgan Select Equity Portfolio                                       0                   100,338,158           100,338,158
J.P. Morgan Enhanced Index Portfolio                                525,082                    60,728,250            61,253,332
J.P. Morgan International Equity Portfolio                                0                    58,682,269            58,682,269
Lord Abbett Bond Debenture Portfolio                             11,987,495                    38,681,384            50,668,879
Lord Abbett Mid-Cap Value Portfolio                                       0                    14,075,872            14,075,872
Lord Abbett Developing Growth Portfolio                                   0                    10,477,555            10,477,555
Lord Abbett Growth Opportunities Portfolio                                0                     1,004,362             1,004,362
Lord Abbett Growth & Income Portfolio                                     0                   451,389,389           451,389,389
Firstar Balanced Portfolio                                          154,242                     2,830,859             2,985,101
Firstar Equity Income Portfolio                                           0                     1,802,254             1,802,254
Firstar Growth & Income Equity Portfolio                                  0                     3,899,124             3,899,124
Janus Aggressive Growth Portfolio                                         0                     1,780,031             1,780,031
MFS Mid Cap Growth Portfolio                                              0                     1,510,263             1,510,263
MFS Research International Portfolio                                      0                     2,123,357             2,123,357
Oppenheimer Capital Appreciation Portfolio                                0                       531,066               531,066
PIMCO Total Return Portfolio                                     14,290,602                             0            14,290,602
PIMCO Innovation Portfolio                                                0                     2,446,414             2,446,414
Met/Putnam Research Portfolio                                             0                     9,355,456             9,355,456
                                       172


                           MET INVESTORS SERIES TRUST
                          Notes to Financial Statements
                            June 30, 2001 (Unaudited)

5. Investment Transactions - continued

At June 30, 2001, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for each Portfolio was as follows:


Unrealized Net
                                                             Federal Income   Gross Unrealized   Gross Unrealized
Appreciation/
Portfolio:                                                      Tax Cost        Appreciation      (Depreciation)
                                                                --------        ------------      --------------
(Depreciation)

J.P. Morgan Small Cap Stock Portfolio                          $96,007,983     $14,151,416       $(11,281,005)       $2,870,411
J.P. Morgan Quality Bond Portfolio                             124,547,517       1,665,142         (1,235,775)          429,367
J.P. Morgan Select Equity Portfolio                            219,232,565      20,067,159        (19,982,184)           84,975
J.P. Morgan Enhanced Index Portfolio                           238,179,152      20,467,904        (25,980,309)       (5,512,405)
J.P. Morgan International Equity Portfolio                     110,890,859       3,097,194        (13,899,708)      (10,802,514)
Lord Abbett Bond Debenture Portfolio                           182,730,828       3,984,799        (18,593,100)      (14,608,301)
Lord Abbett Mid-Cap Value Portfolio                             62,610,314      12,755,167         (1,320,277)       11,434,890
Lord Abbett Developing Growth Portfolio                         47,134,298       7,038,230         (8,456,206)       (1,417,976)
Lord Abbett Growth Opportunities Portfolio                       3,461,355         289,284           (246,414)           42,870
Lord Abbett Growth & Income Portfolio                        1,178,496,392     201,903,412        (28,658,774)      173,244,638
Firstar Balanced Portfolio                                       8,034,949         583,598           (631,739)          (48,141)
Firstar Equity Income Portfolio                                  4,996,737       1,084,941           (354,041)          730,900
Firstar Growth & Income Equity Portfolio                        13,111,339         942,404         (1,828,392)         (885,988)
Janus Aggressive Growth Portfolio                                6,183,820         199,871           (466,304)         (266,433)
MFS Mid Cap Growth Portfolio                                     9,536,919         382,056           (857,523)         (475,467)
MFS Research International Portfolio                             6,649,923         136,909           (462,508)         (325,599)
Oppenheimer Capital Appreciation Portfolio                       4,978,019         133,624           (340,703)         (207,079)
PIMCO Total Return Portfolio                                    17,354,164           6,283            (60,222)          (53,939)
PIMCO Innovation Portfolio                                       6,746,572         248,495           (500,542)         (252,047)
Met/Putnam Research Portfolio                                   14,935,525         452,991           (928,215)         (475,224)

6. Futures Contracts

Transactions in futures contracts for the period ended June 30, 2001, were as follows:

                                                   J.P. Morgan    J.P Morgan    J.P. Morgan           J.P. Morgan         PIMCO
                                                   Quality Bond  Select Equity Enhanced Index International Equity Total Return
                                                     Portfolio    Portfolio      Portfolio            Portfolio
Portfolio

Futures Contracts Outstanding at December 31, 2000         278          --             5                 55                --
Contracts Opened                                         1,141          103           16                315                58
Contracts Closed                                       (1,261)         (88)          (19)             (368)                (7)
                                                       -------         ----          ----             -----                ---

Futures Contracts Outstanding at June 30, 2001             158           15            2                  2                51
                                                           ===           ==            =                  =                ==

                                       173

                           MET INVESTORS SERIES TRUST
                          Notes to Financial Statements
                            June 30, 2001 (Unaudited)

6. Futures Contracts - continued
The futures contracts outstanding as of June 30, 2001 and the description and unrealized appreciation or depreciation were as follows:


                                                                                                           Unrealized
                                                                                                           Appreciation/
                                                          Contracts                Notional Value         (Depreciation)

J.P. Morgan Quality Bond Portfolio:
U.S. Treasury Note 5 Year Futures                                5                       $516,719              $(2,059)
September 2001 - Long

J.P. Morgan Quality Bond Portfolio:
U.S. Long Bond Futures                                          23                     $2,307,188              $25,834
September 2001 - Long

J.P. Morgan Quality Bond Portfolio:
U.S. Treasury Note 2 Year Futures                               19                     $3,897,672               $9,114
September 2001 - Long

J.P Morgan Quality Bond Portfolio:
U.S. Treasury Note 10 Year Futures                             111                    $11,433,173             $(42,550)
September 2001 - Short

J.P. Morgan Select Equity Portfolio:
S&P Index Futures                                               15                     $4,618,875             $(25,683)
September 2001 - Long

J.P. Morgan Enhanced Index Portfolio:
S&P Index Futures                                                2                       $615,850             $(11,624)
September 2001 - Long

J.P. Morgan International Equity Portfolio:
Dow Jones Euro Stoxx 50 Futures                                  1                        $38,367              $(2,147)
September 2001 - Long

J.P. Morgan International Equity Portfolio:
Tokyo Price Index Futures                                        1                       $103,700                $(397)
September 2001 - Long

PIMCO Total Return Portfolio:
U.S. Long Bond Futures                                           7                       $702,188              $(3,383)
September 2001 - Long

PIMCO Total Return Portfolio:
Euro Dollar Futures                                             11                     $2,615,388              $(3,238)
June 2002 - Long

PIMCO Total Return Portfolio:
Euro Dollar Futures                                             11                     $2,606,588              $(3,175)
September 2002 - Long

PIMCO Total Return Portfolio:
Euro Dollar Futures                                             11                     $2,596,963              $(3,231)
December 2002 - Long

PIMCO Total Return Portfolio:
Euro Dollar Futures                                             11                     $2,592,013              $(3,944)
March 2003 - Long
                                       174

                           MET INVESTORS SERIES TRUST
                          Notes to Financial Statements
                            June 30, 2001 (Unaudited)

7. Forward Foreign Currency Contracts

Open forward foreign currency contracts at June 30, 2001, were as follows:

J.P. Morgan Quality Bond

Forward Foreign Currency Contracts to Sell:


                                                                                                                    Net Unrealized
                                                                          Value at               In Exchange        Appreciation
           Settlement Date              Contracts to Deliver            June 30, 2001            for U.S.           $(Depreciation)


             8/15/2001                     7,843,500 Euro               $6,643,606               6,901,496            $257,889
             =========                     ==============               ==========               =========            ========

J.P. Morgan International Equity Portfolio

Forward Foreign Currency Contracts to Buy:


                                                                                                                     Net Unrealized
                                                                          Value at              In Exchange          Appreciation
           Settlement Date              Contracts to Receive            June 30, 2001            for U.S.            $(Depreciation)


             7/10/2001                  4,548,130 Swiss Franc           $2,534,259                2,540,002            $(5,743)
             7/10/2001                  13,136,059 Euro                 11,133,366               11,489,432           (356,066)
              7/3/2001                     48,000 Japanese Yen                 385                      384                  1
             7/10/2001                 757,163,866 Japanese Yen          6,081,111                6,235,065           (153,954)
             7/10/2001                  6,970,200 Swedish Krona            641,484                  684,494            (43,010)
             ---------                  -----------------------            -------                  -------            --------

                                                                                                                      (558,772)

Forward Foreign Currency Contracts to Sell:


                                                                                                                     Net Unrealized
                                                                          Value at              In Exchange          Appreciation
           Settlement Date              Contracts to Deliver            June 30, 2001            for U.S.            $(Depreciation)


             7/10/2001                3,905,624 Australian Dollar        $1,987,694               2,031,545            $43,851
              7/2/2001                  400,000 Swiss Franc                 222,853                 225,606              2,753
             7/10/2001                4,981,271 Swiss Franc               2,775,609               2,941,406            165,797
              7/2/2001                      85 Euro                              72                      73                  1
              7/3/2001                   1,288 Euro                           1,092                   1,094                  2
             7/10/2001               10,050,000 Euro                      8,517,801               8,628,683            110,882
              7/2/2001                     507 British Pound Sterling           713                     715                  2
             7/10/2001                2,233,427 British Pound Sterling    3,141,210               3,104,492            (36,718)
             7/10/2001                1,400,000 Hong Kong Dollar            179,509                 179,393               (116)
              7/2/2001                  250,000 Japanese Yen                  2,006                   2,016                 10
             7/10/2001              820,614,727 Japanese Yen              6,590,713               6,678,857             88,144
             ---------              ------------------------              ---------               ---------             ------

                                                                                                                       374,608

Janus Aggressive Growth Portfolio

Forward Foreign Currency Contracts to Sell:


                                                                                                                   Net Unrealized
                                                                          Value at              In Exchange         Appreciationn
           Settlement Date              Contracts to Deliver            June 30, 2001            for U.S.          $(Depreciation)


             7/2/2001                1,117 British Pound Sterling          $1,571                  1,586                $15
             7/3/2001                2,336 British Pound Sterling           3,287                  3,287                  0
             --------                ----------------------------           -----                  -----                  -

                                                                                                                         15

                           MET INVESTORS SERIES TRUST
                          Notes to Financial Statements
                            June 30, 2001 (Unaudited)

7. Forward Foreign Currency Contracts - continued

MFS Research International Portfolio Forward Foreign Currency Contracts to Buy:


                                                                                                               Net Unrealized
                                                                 Value at               In Exchange            Appreciation/
Settlement Date                Contracts to Deliver           June 30, 2001             for U.S.               $(Depreciation)


7/2/2001                          35,967 Euro                     $30,488                30,979                     $(491)
7/2/2001                       1,394,037 Japanese Yen              11,186                11,221                       (35)
7/3/2001                       1,381,255 Japanese Yen              11,085                11,081                         4
                               ----------------------              ------                ------                         -

                                                                                                                     (522)

Forward Foreign Currency Contracts to Sell:


Net Unrealized
                                                                 Value at               In Exchange
Appreciation/
Settlement Date                Contracts to Deliver           June 30, 2001             for U.S.
                               --------------------           -------------             --------
$(Depreciation)

7/3/2001                     139,898 Hong Kong Dollar            $17,937                 17,509                    $(428)
7/2/2001                      27,710 Singapore Dollar             15,210                 15,212                        1
                              -----------------------             ------                 ------                        -

                                                                                                                    (427)

8. Security Lending

As of June 30, 2001, certain Portfolios had loaned securities which were collateralized by short term investments. The value of the securities on loan and the value of the related collateral were as follows:

Portfolio                                                        Value of Securities                Value    of
                                                                 -------------------                ---------------
Collateral

J.P. Morgan Small Cap Stock Portfolio                                 $12,939,221                        $13,581,123
J.P. Morgan Quality Bond Portfolio                                     $5,251,102                         $5,522,000
J.P. Morgan Select Equity Portfolio                                   $10,282,506                        $10,700,384
J.P. Morgan Enhanced Index Portfolio                                  $10,715,545                        $11,159,820
J.P. Morgan International Equity Portfolio                             $5,225,992                         $5,536,669
Lord Abbett Bond Debenture Portfolio                                  $12,271,295                        $12,513,200
Lord Abbett Mid-Cap Value Portfolio                                    $6,996,491                         $7,323,296
Lord Abbett Developing Growth Portfolio                                $6,177,156                         $6,508,572
Lord Abbett Growth & Income Portfolio                                 $47,515,607                        $49,391,959
9. Swap Agreements

Open swap agreements for the PIMCO Total Return Portfolio at June 30, 2001, were as follows:

                                                                                                          Net Unrealized
                         Expiration                                                                       Appreciation/
Notional Amount             Date                              Description                                 Depreciation


4,300,000 USD            12/18/06         Agreement with Bank of America dated 12/17/01 to                      $(919)
                                          receive the notional amount multiplied by 6.0%
                                          and to pay the notional amount multiplied by the 3
                                          month LIBOR.

                                       176

                                    PRSRT STD

                                                               U.S. Postage Paid
[LOGO] MetLifeInvestors(R)                                      Lancaster, PA
                                                               Permit No. 1403

22 Corporate Plaza Drive
Newport Beach, CA 92660

FIRST AMERICAN INSURANCE PORTFOLIOS, INC. (FAIP)
PRO FORMA STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2001
(UNAUDITED)

                                                                 Ohio National Fund               Met Investors Series Trust
                                                            ----------------------------- ------------------------------------------
                                                                                                      Firstar Growth    Firstar
                                                            Firstar Growth                  Firstar      & Income        Equity
                                                               & Income    Relative Value   Balanced     Equity         Income
                                                              Portfolio(4)  Portfolio(4)   Portfolio(4) Portfolio(4)   Portfolio(4)

                                                            ------------------------------------------------------------------------
ASSETS:
       Investments in securities, at value (cost $4,792,024,
       $8,596,904, $8,013,713, $13,111,339, $4,996,737, and
       $41,030,851, respectively)                             $ 4,681,755   $ 10,409,300   $ 7,986,808   $12,225,351   $ 5,727,637
       Cash in bank on demand deposit (bank overdraft)             (1,081)        (3,037)      576,464        78,698       (26,106)
       Receivable for investment securities sold                    6,671             --           376             --            --
       Dividends and interest receivable                            2,407         14,140        36,465          7,234         6,020
       Receivable for fund shares sold                              8,579             --            --             --            --
       Other assets                                                   426          1,124            --             --            --

                                                                --------------------------------------------------------------------
         Total assets                                           4,698,757     10,421,527     8,600,113      12,311,283     5,707,551

                                                                --------------------------------------------------------------------
LIABILITIES:
       Payable for fund shares redeemed                       $        --   $         --   $       888   $      1,792   $     1,481
       Payable for investment securities purchased                     --             --       209,290             --            --
       Payable for investment advisory fees                         8,721          7,766         2,490          26,051         2,249
       Accrued expenses and other liabilities                      11,366         16,488        26,071           5,233        25,143
                                                                -------------------------------------------------------------------
         Total liabilities                                         20,087         24,254       238,739         33,076        28,873
                                                                 -------------------------------------------------------------------
NET ASSETS                                                    $ 4,678,670   $ 10,397,273   $ 8,361,374   $  12,278,207   $ 5,678,678
                                                                ====================================================================

COMPOSITION OF NET ASSETS:
       Portfolio capital                                      $ 4,883,579   $  8,650,814   $ 8,331,725   $13,377,315   $ 5,008,378
       Accumulated net realized loss on investments               (95,324)       (89,192)       (5,707)     (230,424)      (89,698)
       Net unrealized appreciation (depreciation) of
       investments                                               (110,268)     1,812,395       (26,905)      (885,988)      730,900
       Undistributed net investment income                            683         23,256        62,261         17,304        29,098
                                                                --------------------------------------------------------------------
NET ASSETS                                                    $ 4,678,670   $ 10,397,273   $ 8,361,374   $ 12,278,207   $ 5,678,678
                                                                ====================================================================

NET ASSETS:
       Ohio National Fund Portfolios                          $ 4,678,670   $10,397,273
       Met Investors Series Trust Portfolios                                               $ 8,361,374   $12,278,207   $ 5,678,678
       FAIP Class IA
       FAIP Class IB
                                                                -------------------------------------------------------------------
            Total net assets                                  $ 4,678,670   $ 10,397,273   $ 8,361,374   $12,278,207   $ 5,678,678
                                                                ===================================================================

CAPITAL SHARES OUTSTANDING:
       Ohio National Fund Portfolios                              467,483        686,807          --             --            --
       Met Investors Series Trust Portfolios                           --             --       741,191    1,144,400       451,523
       FAIP Class IA                                                   --             --          --             --            --
       FAIP Class IB                                                   --             --          --             --            --
                                                                ------------------------------------------------------------------
            Total shares outstanding                              467,483        686,807       741,191     1,144,400       451,523
                                                                ===================================================================

NET ASSET VALUE AND OFFERING PRICE PER SHARE:
       Ohio National Fund Portfolios                          $     10.01   $      15.14
       Met Investors Series Trust Portfolios                                               $     11.28   $10.73   $     12.58
       FAIP Class
IA
       FAIP Class
IB

[WIDE TABLE CONTINUED FROM ABOVE]

                                                                                FAIP Equity
                                                                             Income Portfolio
                                                                                 Pro Forma
                                                              Adjustments       Combined(1)
                                                            ---------------------------------
ASSETS:
       Investments in securities, at value (cost $4,792,024,
       $8,596,904, $8,013,713, $13,111,339, $4,996,737, and
       $41,030,851, respectively)                             $         --      $ 41,030,851
       Cash in bank on demand deposit (bank overdraft)                  --           624,938
       Receivable for investment securities sold                        --             7,047
       Dividends and interest receivable                                --            66,266
       Receivable for fund shares sold                                  --             8,579
       Other assets                                                     --             1,550
                                                            --------------------------------
         Total assets                                                   --        41,739,231
                                                            --------------------------------
LIABILITIES:
       Payable for fund shares redeemed                       $         --      $      4,161
       Payable for investment securities purchased                      --           209,290
       Payable for investment advisory fees                             --            47,277
       Accrued expenses and other liabilities                           --            84,301
                                                            --------------------------------
         Total liabilities                                              --           345,029
                                                            --------------------------------
NET ASSETS                                                    $         --      $ 41,394,202
============================================================================================

COMPOSITION OF NET ASSETS:
       Portfolio capital                                      $  2,497,007 (2)  $ 42,748,818
       Accumulated net realized loss on investments               (844,271)(2)    (1,354,616)
       Net unrealized appreciation (depreciation) of
       investments                                              (1,520,134)(2)            --
       Undistributed net investment income                              --           132,602
                                                            --------------------------------
NET ASSETS                                                    $    132,602      $ 41,526,804
============================================================================================

NET ASSETS:
       Ohio National Fund Portfolios                          $(15,075,943)(3)  $         --
       Met Investors Series Trust Portfolios                   (26,318,259)(3)            --
       FAIP Class IA                                            26,318,259 (3)    26,318,259
       FAIP Class IB                                            15,075,943 (3)    15,075,943
                                                            --------------------------------
            Total net assets                                  $         --      $ 41,394,202
============================================================================================

CAPITAL SHARES OUTSTANDING:
       Ohio National Fund Portfolios                            (1,154,290)(3)            --
       Met Investors Series Trust Portfolios                    (2,337,114)(3)            --
       FAIP Class IA                                             2,092,189 (3)     2,092,189
       FAIP Class IB                                             1,198,406 (3)     1,198,406
                                                            --------------------------------
            Total shares outstanding                              (200,809)        3,290,595
============================================================================================

NET ASSET VALUE AND OFFERING PRICE PER SHARE:
       Ohio National Fund Portfolios
       Met Investors Series Trust Portfolios
       FAIP Class IA                                                            $      12.58
       FAIP Class IB                                                            $      12.58

        (1) The Met Investors Series Trust - Firstar Equity Income Portfolio will be the accounting survivor.
        (2) Adjustment reflects realization of unrealized gain (loss) attributed to taxable reorganization as if such reorganization occurred at June 30, 2001.
        (3) Reflects new shares issued, net of retired shares of the respective Funds.
        (4) Amounts are derived from each portfolio's semi-annual unaudited financial statements (precombination basis).

                  (See Notes to Pro Forma Financial Statements)

FIRST AMERICAN INSURANCE PORTFOLIOS, INC. (FAIP)
PRO FORMA STATEMENTS OF OPERATIONS
FOR THE TWELVE MONTHS ENDED JUNE 30, 2001
(UNAUDITED)

                                                                   Ohio National Fund             Met InvestorsSeries Trust
                                                                ------------------------- ------------------------------------------
                                                                                                       Firstar Growth     Firstar
                                                                Firstar Growth  Relative     Firstar      &Income          Equity
                                                                   & Income      Value      Balanced      Equity           Income
                                                                  Portfolio    Portfolio    Portfolio    Portfolio        Portfolio
                                                                --------------------------------------------------------------------
INVESTMENT INCOME:
      Interest                                                    $  14,719    $   6,415    $ 215,728    $   34,703    $       461
      Dividends                                                      46,298      220,231       73,899       164,606        150,092
                                                                --------------------------------------------------------------------
           Total income                                              61,017      226,646      289,627       199,309        150,553

EXPENSES:
      Investment advisory fees                                       38,644       98,484       92,126       144,316         67,954
      Custody, fund accounting, administration and transfer
            agent fees                                               11,341       12,881       61,859        62,673         53,533
      Distribution fees - Class IB                                       --           --           --            --             --
      Other expenses                                                  9,508       14,615       35,370        34,845         34,600
                                                                --------------------------------------------------------------------
           Total expenses                                            59,493      125,980      189,355        241,834        156,087
      Waivers                                                            --           --           --             --             --
                                                                --------------------------------------------------------------------
           Net expenses                                              59,493      125,980      189,355        241,834        156,087
                                                                --------------------------------------------------------------------

                    NET INVESTMENT INCOME                             1,524      100,666      100,272       (42,525)        (5,534)
                                                                --------------------------------------------------------------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gain (loss) on investments                             (19,322)     (55,847)     (74,520)     (138,128)      (159,480)
Net change in unrealized appreciation or depreciation of
      investments                                                  (461,152)    (152,912)    (118,610)    (2,201,410)     1,214,710
                                                                --------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS                                     (480,474)    (208,759)    (193,130)    (2,339,538)     1,055,230
                                                                --------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS   $(478,950)   $(108,093)   $ (92,858)   $(2,382,063)   $ 1,049,696
                                                                ====================================================================

[WIDE TABLE CONTINUED FROM ABOVE]

                                                                                  FAIP Equity
                                                                               Income Portfolio
                                                                                   Pro Forma
                                                                 Adjustments      Combined(1)
                                                               --------------------------------
INVESTMENT INCOME:
      Interest                                                   $        --       $   272,026
      Dividends                                                           --           655,126
                                                               -------------------------------
           Total income                                                   --           927,152

EXPENSES:
      Investment advisory fees                                      (144,599)(2)       296,925
      Custody, fund accounting, administration and transfer
            agent fees                                               (93,338)(2)       108,949
      Distribution fees - Class IB                                    37,811 (3)        37,811
      Other expenses                                                (101,529)(4)        27,409
                                                               -------------------------------
           Total expenses                                           (301,655)          471,094
      Waivers                                                        (44,996)(5)       (44,996)
                                                               -------------------------------
           Net expenses                                             (346,651)          426,098
                                                               -------------------------------

                    NET INVESTMENT INCOME                            346,651           501,054
                                                               -------------------------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gain (loss) on investments                            2,812,632 (6)     2,365,335
Net change in unrealized appreciation or depreciation of
      investments                                                 (2,812,632)(6)    (4,532,006)
                                                               -------------------------------
NET GAIN (LOSS) ON INVESTMENTS                                            --        (2,166,671)
                                                               -------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS  $   346,651       $(1,665,617)
                                                               ===============================

        (1) The Met Investors Series Trust - Firstar Equity Income Portfolio will be the accounting survivor.
        (2) Adjustment based on new contractual agreements with the investment advisor, administrator, transfer agent and custodian for the combined fund.
        (3) Reflects adjustment based on new distribution fee arranagement for Class IB.
        (4) Reflects the anticipated savings of the merger.
        (5) Reflects adjustment based on expense limitation for each class of the combined fund.
        (6) Reflects realization of unrealized gain (loss) attributed to taxable reorganization as if the combination occurred at the beginning of the period.

                  (See Notes to Pro Forma Financial Statements)

FIRST AMERICAN INSURANCE PORTFOLIOS, INC. (FAIP)
PRO FORMA SCHEDULE OF PORTFOLIO INVESTMENTS
JUNE 30, 2001
(UNAUDITED)

(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

                                       Ohio National Fund                 Met Investors Series Trust
                                   --------------------------      ----------------------------------------
                                                                               Firstar Growth     Firstar        FAIP Equity
                                   Firstar Growth    Relative       Firstar       & Income        Equity       Income Portfolio
                                     & Income         Value        Balanced        Equity         Income          Pro Forma
                                     Portfolio      Portfolio      Portfolio      Portfolio      Portfolio         Combined
                                       Value          Value          Value          Value          Value           Value(1)
                                     ----------     ----------     ----------     ----------     ----------       ----------
COMMON STOCKS - 90.2%
US COMMON STOCK - 88.1%
ADVERTISING - 0.1%
Interpublic Group of Companies       $    7,338     $       --     $    3,052     $   20,545     $       --       $   30,935
                                     ----------     ----------     ----------     ----------     ----------       ----------

AEROSPACE - 1.7%
Boeing                                    5,560                        11,120          22,240                        38,920
General Dynamics                         68,084                        93,372        155,620          93,372        410,448
Honeywell International                               168,372                                                       168,372
Raytheon                                                                                              90,270         90,270
                                     ----------     ----------     ----------     ----------     ----------        ----------
                                         73,644        168,372        104,492        177,860         183,642        708,010
                                     ----------     ----------     ----------     ----------     ----------        ----------

AUTOMOTIVE & RELATED - 0.8%
Ford Motor Company                       19,640        107,284         29,460         68,740                       225,124
General Motors                                          96,525                                                      96,525
                                     ----------     ----------     ----------     ----------     ----------        ----------
                                         19,640        203,809         29,460         68,740             --        321,649
                                     ----------     ----------     ----------     ----------     ----------        ----------

BEVERAGES, FOOD & TOBACCO - 5.2%
Anheuser-Busch                           46,350                        53,560        131,840                       231,750
Coca-Cola                                10,125                        13,500         31,500                        55,125
Heinz (H.J.)                                                                                        143,115        143,115
Kraft Foods                              15,500                        18,600         43,400                        77,500
Pepsico                                  50,830                        57,460        132,600                       240,890
Philip Morris                            48,212        406,000         60,900         65,975                       581,087
Ralston Purina Group                                                   36,024                                       36,024
Safeway                                  80,400                        57,600        225,600                       363,600
Sara Lee                                                                                             87,124         87,124
Sysco                                    46,155                        61,087        128,148          92,310        327,700
                                     ----------     ----------     ----------     ----------     ----------        ----------
                                        297,572        406,000        358,731        759,063        322,549        2,143,915
                                     ----------     ----------     ----------     ----------     ----------        ----------

BROADCAST RADIO & TV - 0.2%
Clear Channel Communications             29,782                                                                     29,782
Comcast Corp CL A                        29,295                                                                     29,295
                                     ----------     ----------     ----------     ----------     ----------         ----------
                                         59,077             --             --             --             --         59,077
                                     ----------     ----------     ----------     ----------     ----------         ----------

BUILDING MATERIALS - 1.0%
Martin Marietta Materials                                                                            153,419        153,419
Masco                                                                                                162,240        162,240
Sherwin Williams                                                                                      77,700         77,700
                                     ----------     ----------     ----------     ----------     ----------         ----------
                                             --             --             --             --         393,359        393,359
                                     ----------     ----------     ----------     ----------     ----------         ----------

FIRST AMERICAN INSURANCE PORTFOLIOS, INC. (FAIP)
PRO FORMA SCHEDULE OF PORTFOLIO INVESTMENTS
JUNE 30, 2001
(UNAUDITED)

(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

                                       Ohio National Fund                 Met Investors Series Trust
                                   --------------------------      ----------------------------------------
                                                                               Firstar Growth     Firstar           FAIP Equity
                                   Firstar Growth    Relative       Firstar       & Income        Equity          Income Portfolio
                                     & Income         Value        Balanced        Equity         Income            Pro Forma
                                     Portfolio      Portfolio      Portfolio      Portfolio      Portfolio           Combined
                                       Value          Value          Value          Value          Value             Value(1)
                                     ----------     ----------     ----------     ----------     ----------         ----------
BUSINESS SERVICES - 0.1%
Automatic Data Processing Inc.          42,245             --             --             --            --               42,245
                                    ----------     ----------     ----------     ----------     ----------           ----------

CHEMICALS - 1.6%
Dow Chemical                                            99,750                                                          99,750
Ecolab                                  60,431                        73,746        167,977                            302,154
Millipore                               38,738                                                                          38,738
Praxair                                 51,700                        28,200        145,700                            225,600
                                    ----------     ----------     ----------     ----------     ----------            ----------
                                       150,869         99,750        101,946        313,677                             666,242
                                    ----------     ----------     ----------     ----------     ----------             ----------

COMPUTER & RELATED - 8.1%
Analog Devices                           6,487                         8,650         17,300                              32,437
Applied Materials                       34,370                        26,023         78,560                             138,953
Compaq Computer                                                       23,235                                             23,235
Dell Computer                           45,762                        58,388        129,750                             233,900
EMC Corp. Massachusetts                 13,799                        17,430         40,670                              71,899
First Data                                                            50,757                        96,375              147,132
Flextronics International                                             15,666         41,776                              57,442
Intel                                   51,919        468,000         71,663        155,025         29,250              775,857
International Business Machines         42,375        565,000         56,500         90,400        135,600              889,875
Micron Technology                       18,495                        24,660         53,430                              96,585
Novellus Systems                         5,679                         5,679         17,037                              28,395
Sun Microsystems                        18,864                        15,720         34,584                              69,168
Sungard Data Systems                    49,517                        56,419        136,545        120,040              362,521
Texas Instruments                       48,825                        53,550        132,300                             234,675
                                    ----------     ----------     ----------     ----------     ----------             ----------
                                       336,092      1,033,000        484,340        927,377        381,265             3,162,074
                                    ----------     ----------     ----------     ----------     ----------             ----------

COMPUTER SOFTWARE - 2.4%
Adobe Systems                           19,975                        18,800         47,000                             85,775
Automatic Data Processing                                                           114,310                            114,310
Electronic Data Systems                                               26,350         63,240                             89,590
Hewlett-Packard
57,200         57,200
Microsoft                               93,075        219,000        115,071        268,620                            695,766
Oracle Systems                          17,100                        19,000         49,400                             85,500
Siebel Systems                           4,690                         4,690         14,070                             23,450
VERITAS Software                        16,633                                       39,918                             56,551
                                    ----------     ----------     ----------     ----------     ----------             ----------
                                       151,473        219,000        183,911        596,558         57,200            1,208,142
                                    ----------     ----------     ----------     ----------     ----------             ----------

CONSUMER PRODUCTS - 2.2%
Avery Dennison                           6,636                        10,721         25,525                              42,882
Gillette                                              144,950                                       86,970              231,920
Johnson & Johnson                       32,500                                                                           32,500

FIRST AMERICAN INSURANCE PORTFOLIOS, INC. (FAIP)
PRO FORMA SCHEDULE OF PORTFOLIO INVESTMENTS
JUNE 30, 2001
(UNAUDITED)

(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

                                            Ohio National Fund                Met Investors Series Trust
                                        --------------------------     ----------------------------------------
                                                                                    Firstar Growth   Firstar         FAIP Equity
                                        Firstar Growth    Relative       Firstar       & Income       Equity       Income Portfolio
                                          & Income         Value        Balanced        Equity        Income          Pro Forma
                                          Portfolio      Portfolio      Portfolio      Portfolio     Portfolio       Combined
                                            Value          Value          Value          Value         Value          Value(1)
                                        ----------     ----------     ----------     ----------     ----------       ----------
Kimberly Clark                               40,528                                                                     40,528
Procter & Gamble                             17,545        350,900         19,140         51,040                       438,625
Whirlpool                                                  125,000                                                     125,000
                                         ----------     ----------     ----------     ----------     ----------     ----------
                                             97,209        620,850         29,861         76,565      86,970           911,455
                                         ----------     ----------     ----------     ----------     ----------     ----------

DELIVERY SERVICE - 0.1%
United Parcel Service                        27,455             --             --             --             --         27,455
                                         ----------     ----------     ----------     ----------      ----------     ----------

DRUGS/BIOTECHNOLOGY - 2.0%
American Home Products                       48,213         233,760                                                     281,973
Bristol-Myers Squibb                         49,685         183,050                                                     232,735
Lilly (Eli) & Co.                            33,300                                                                     33,300
Merck & Co.                                  49,530         185,339                                                     234,869
Pfizer                                       58,313                                                                     58,313
                                         ----------     ----------     ----------     ----------       ----------     ----------
                                            239,041        602,149             --             --              --        841,190
                                         ----------     ----------     ----------     ----------       ----------     ----------

ELECTRICAL EQUIPMENT - 2.8%
Energizer Holdings                                                                                        82,620         82,620
General Electric                            127,969        482,625        113,344        293,719                      1,017,657
Johnson Controls
72,470                                                      72,470
                                         ----------     ----------     ----------     ----------       ----------     ----------
                                            127,969        555,095        113,344        293,719           82,620      1,172,747
                                         ----------     ----------     ----------     ----------       ----------     ----------

ENTERTAINMENT & LEISURE - 0.7%
Carnival Corporation                         67,540                        42,980        199,550                       310,070
                                         ----------     ----------     ----------     ----------      ----------     ----------

ENVIRONMENTAL SERVICES - 0.1%
Waste Management                              7,705                        12,328         24,656                        44,689
                                         ----------     ----------     ----------     ----------      ----------     ----------

FINANCIAL SERVICES - 17.2%
American Express                             40,740        174,600         42,680        108,640                       366,660
Amsouth Bancorporation                                     103,784                                                     103,784
Bank of America                                            120,060                                                     120,060
Bank of New York                             46,800        288,000                       129,600                       464,400
Citigroup                                   138,229        528,400        163,804        396,300        162,008      1,388,741
Comerica                                                                                                161,280        161,280
Fannie Mae                                   17,030                                                                     17,030
Federal Home Mtg                             70,000                                                                     70,000
Fifth Third Bancorp                          24,020                        24,020         66,055                       114,095
First Financial Bancorp                                    118,364                                                     118,364
First Tennessee National                                   156,195                                                     156,195
Heller Financial                                                                                        160,000        160,000
JP Morgan Chase & Co.                        44,600         89,200         92,322        120,420        127,110        473,652
Legg Mason Inc.                              22,392                                       74,640                        97,032
MBNA                                                                       55,685                       138,390        194,075
Mellon Bank                                                184,000                                                     184,000
Mellon Financial                             49,450                        55,200        138,000        170,200        412,850
Merrill Lynch & Company                      50,363                        59,250        148,125                       257,738
Morgan Stanley Dean Witter & Company         24,086                        25,692         70,653                       120,431
National City Corporation                                   92,340                                      141,588        233,928
North Fork Bancorp                                         108,500                                                     108,500
Northern Trust                               23,438                                       68,750                        92,188
PNC Bank                                                   131,580                                      118,422        250,002
TCF Financial                                               92,620                                                      92,620
Union Planters                                             261,600                                      148,240        409,840

FIRST AMERICAN INSURANCE PORTFOLIOS, INC. (FAIP)
PRO FORMA SCHEDULE OF PORTFOLIO INVESTMENTS
JUNE 30, 2001
(UNAUDITED)

(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

                                               Ohio National Fund                Met Investors Series Trust
                                           --------------------------     ----------------------------------------
                                                                                       Firstar Growth   Firstar       FAIP Equity
                                           Firstar Growth    Relative       Firstar       & Income      Equity     Income Portfolio
                                             & Income         Value        Balanced        Equity       Income         Pro Forma
                                             Portfolio      Portfolio      Portfolio      Portfolio     Portfolio       Combined
                                               Value          Value          Value          Value        Value          Value(1)
                                            ----------     ----------     ----------     ----------     ----------     ----------
USA Education                                                                 99,499         82,855         277,400        459,754
Wells Fargo                                     65,002         92,860         78,931        185,720          69,645        492,158
                                            ----------     ----------     ----------     ----------      ----------     ----------
                                               616,150      2,542,103        518,653      1,321,183       1,674,283      7,119,377
                                            ----------     ----------     ----------     ----------      ----------     ----------

FORESTRY & PAPER PRODUCTS - 0.6%
International Paper                                            89,250                                                      89,250
Kimberly-Clark                                                               50,310         115,992                       166,302
                                            ----------     ----------     ----------     ----------      ----------     ----------
                                                    --         89,250         50,310        115,992             --        255,552
                                            ----------     ----------     ----------     ----------      ----------     ----------

HEALTH CARE PROVIDERS - 0.8%
HCA - The Healthcare Company                    59,877             --         27,114        167,203         108,456        362,650
                                            ----------     ----------     ----------     ----------      ----------     ----------

INDUSTRIAL - DIVERSIFIED - 0.9%
Tyco International                                  --             --        114,450        277,950              --        392,400
                                            ----------     ----------     ----------     ----------      ----------     ----------

INSURANCE SERVICES - 4.7%
AFLAC                                            2,362                         3,149           6,298                        11,809
AMBAC Financial Group                           56,745                        64,020         165,870                       286,635
American International Group                    74,132                        86,000         206,400                       366,532
Chubb                                           46,458                        61,944         131,631                       240,033
Cincinnati Financial                                        197,500                                                        197,500
KeyCorp                                                     169,325                                                        169,325
MGIC Investment                                 43,584                        50,848         123,488                       217,920
Marsh & McLennan Cos. Inc.                      65,650                        30,300         181,800                       277,750
Ohio Casualty                                               194,250                                                        194,250
                                            ----------     ----------     ----------     ----------      ----------     ----------
                                               288,931        561,075        296,261        815,487              --      1,961,754
                                            ----------     ----------     ----------     ----------      ----------     ----------

MEDIA - BROADCASTING & PUBLISHING - 2.8%
AOL Time Warner                                 69,536                        53,265         190,800                       313,601
Clear Channel Communications                                                  31,350          75,240                       106,590
Comcast Corporation - Class A                                                 30,380          82,460                       112,840
McGraw-Hill Companies                           64,496                        52,920        198,450          59,535        375,401
Viacom - Class B                                49,525                        58,344         144,900                       252,769
                                            ----------     ----------     ----------     ----------      ----------     ----------
                                               183,557             --        226,259        691,850          59,535      1,161,201
                                            ----------     ----------     ----------     ----------      ----------     ----------

MEDICAL & RELATED - 1.3%
Baxter International                            58,800                       115,640         166,600                       341,040
Millipore                                                                     61,980         117,762                       179,742
                                            ----------     ----------     ----------     ----------      ----------     ----------
                                                58,800             --        177,620        284,362              --        520,782
                                            ----------     ----------     ----------     ----------      ----------     ----------

METALS - 0.5%
Alcoa                                               --             --         35,460             --         173,360        208,820
                                            ----------     ----------     ----------     ----------      ----------     ----------

OIL, ENERGY & NATURAL GAS - 9.1%
Apache                                          26,644                        30,450          81,200                       138,294
Anadarko Petroleum                              10,806                        10,806          27,015                        48,627
Chevron                                          9,050                         9,050          27,150                        45,250
Conoco                                                                                                      160,740        160,740
Dynegy                                          25,575                        32,550          74,400                       132,525
Enron                                           36,750                        19,600          98,000                       154,350
Exxon Mobil                                    145,001        345,906        139,760         419,280                     1,049,947
Global Marine                                   25,616                        27,945          72,657                       126,218
Murphy Oil                                                                    33,856                                        33,856

FIRST AMERICAN INSURANCE PORTFOLIOS, INC. (FAIP)
PRO FORMA SCHEDULE OF PORTFOLIO INVESTMENTS
JUNE 30, 2001
(UNAUDITED)

(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

                                            Ohio National Fund                Met Investors Series Trust
                                        --------------------------     ----------------------------------------
                                                                                    Firstar Growth      Firstar       FAIP Equity
                                        Firstar Growth    Relative       Firstar       & Income        EquityIncome    Portfolio
                                          & Income         Value        Balanced        Equity          Income         Pro Forma
                                          Portfolio      Portfolio      Portfolio      Portfolio       Portfolio       Combined
                                            Value          Value          Value          Value           Value          Value(1)
                                         ----------     ----------     ----------     ----------       ----------     ----------
Nabors Industries                            26,040                        14,880         74,400                        115,320
National Fuel Gas                                                                                        135,174        135,174
Ocean Energy                                 10,470                        17,537          29,665                        57,672
Phillips Petroleum                           32,775                        17,100         91,200         153,900        294,975
Schlumberger Ltd.                            32,906                        21,060          89,505                       143,471
Texaco                                                      399,600                                       93,240        492,840
USX-Marathon Group                           64,184                        89,710        185,323         141,648        480,865
Williams Companies                           18,946                        92,260         52,720                        163,926
                                         ----------     ----------     ----------     ----------       ----------     ----------
                                            464,763        745,506        556,564      1,322,515         684,702      3,774,050
                                         ----------     ----------     ----------     ----------       ----------     ----------

PHARMACEUTICALS - 3.4%
Abbott Laboratories                                                         67,214                                       67,214
American Home Products                                                                    140,256                       140,256
Bristol-Myers Squibb                                                       101,724        141,210                       242,934
Eli Lilly & Company                                                        79,920          94,720                       174,640
Johnson & Johnson                                                                          90,000                        90,000
Merck & Company                                                            57,519         130,376                       187,895
Pfizer                                                                     60,075         160,200                       220,275
Pharmacia                                                                  45,950        113,120         131,233        290,303
                                         ----------     ----------     ----------     ----------       ----------     ----------
                                                 --             --        412,402        869,882         131,233      1,413,517
                                         ----------     ----------     ----------     ----------       ----------     ----------

RETAIL - 4.0%
CVS                                           7,720                         7,720          23,160                        38,600
Costco Wholesale                             32,864                        24,648          90,376                       147,888
Gap Stores                                   28,275                        23,200          46,400                        97,875
Federated Department Stores                                 170,000                                                     170,000
Home Depot                                   40,731                        41,895         107,065                       189,691
Kohls                                         4,705                         6,273          12,546                        23,524
Lowes                                                                                                    217,650        217,650
May Department Stores                                                                                    140,466        140,466
Target Corp.                                 30,275                        34,600         86,500          76,120        227,495
Wal-Mart Stores                              45,140                       101,992         126,880                       274,012
Walgreens                                    34,150                        20,490          92,205                       146,845
                                         ----------     ----------     ----------     ----------      ----------     ----------
                                            223,860        170,000        260,818        585,132         434,236      1,674,046
                                         ----------     ----------     ----------     ----------      ----------     ----------

STEEL - 0.2%
AK Steel Holding                                 --         62,700             --             --              --         62,700
                                         ----------     ----------     ----------     ----------      ----------     ----------

TELECOMMUNICATIONS & CELLULAR - 7.8%
Alltel                                       29,098                                        85,764                       114,862
AT&T                                                       176,000                                                      176,000
Broadwing                                    23,839        513,450         24,450          61,492                       623,231
Cisco Systems                                25,935                        32,760          74,620                       133,315
Comverse Technology                           5,710                         5,762          17,286                        28,758
Corning                                       6,266                                        18,381                        24,647
Corning, Inc. Convertible                                                                  24,805                        24,805
JDS Uniphase                                  6,875         17,188                        17,595          12,750         54,408
McDATA                                                                                      1,808                         1,808
Nokia                                                                      17,632          53,337                        70,969
Nortel Networks                                                            16,362         39,087          27,270         82,719
Qwest Communications International           31,870                        38,244          89,236                       159,350
SBC Communications                           84,126                       116,174        252,378         120,180        572,858
Sprint PCS Group                             12,075                        14,490          33,810                        60,375
Verizon Communications                      104,325        195,810        110,959        306,609         150,121        867,824

FIRST AMERICAN INSURANCE PORTFOLIOS, INC. (FAIP)
PRO FORMA SCHEDULE OF PORTFOLIO INVESTMENTS
JUNE 30, 2001
(UNAUDITED)

(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

                                               Ohio National Fund                Met Investors Series Trust
                                           --------------------------     ----------------------------------------
                                                                                       Firstar Growth   Firstar       FAIP Equity
                                           Firstar Growth    Relative       Firstar       & Income      Equity     Income Portfolio
                                             & Income         Value        Balanced        Equity       Income         Pro Forma
                                             Portfolio      Portfolio      Portfolio      Portfolio    Portfolio       Combined
                                               Value          Value          Value          Value       Value          Value(1)
                                            ----------     ----------     ----------     ----------     ----------     ----------
Williams Communications                                                        6,791          3,879                        10,670
WorldCom Inc. - MCI Group                        1,159                         1,578          3,284          2,576          8,597
WorldCom Inc. - Worldcom Group                  25,560                        36,652         76,296         59,840        198,348
                                            ----------     ----------     ----------     ----------     ----------     ----------
                                               356,838        902,448        421,854      1,159,667        372,737      3,213,544
                                            ----------     ----------     ----------     ----------     ----------     ----------

TRANSPORTATION - 0.2%
United Parcel Service                               --             --             --         69,360             --         69,360
                                            ----------     ----------     ----------     ----------     ----------     ----------

UTILITIES - 4.3%
Cinergy                                                       209,700                                      118,830        328,530
Constellation Energy Group                      23,430                        29,820         68,160        136,320        257,730
Duke Energy                                     36,084        156,040         86,602        210,654        156,040        645,420
Exelon                                          52,899                        64,120        153,888                       270,907
Reliant Resources                               16,673                        22,230         46,930                        85,833
TXU                                                           192,760                                                     192,760
                                            ----------     ----------     ----------     ----------     ----------     ----------
                                               129,086        558,500        202,772        479,632        411,190      1,781,180
                                            ----------     ----------     ----------     ----------     ----------     ----------

US GOVERNMENT AGENCY - 1.2%
Federal Home Loan Mortgage                                                    77,000        196,000                       273,000
Federal National Mortgage Association                                         17,030         34,060        170,300        221,390
                                            ----------     ----------     ----------     ----------     ----------     ----------
                                                    --             --         94,030        230,060        170,300        494,390
                                            ----------     ----------     ----------     ----------     ----------     ----------

TOTAL U.S. COMMON STOCK
(Cost $4,148,860, $7,748,221, $5,112,616,
$12,973,319, $4,996,737 and $36,508,577,
respectively)(2)                             4,086,731      9,539,607      4,859,012     11,848,585      5,727,637     36,508,577
                                            ----------     ----------     ----------     ----------     ----------     ----------

FOREIGN COMMON STOCK
BERMUDA - 0.2%
MANUFACTURING
                                            ----------     ----------     ----------     ----------     ----------     ----------
Tyco International Ltd.                         95,375             --             --             --             --         95,375
                                            ----------     ----------     ----------     ----------     ----------     ----------

CANADA - 0.1%
TELECOMMUNICATIONS
Nortel Networks                                 13,635         39,996             --             --             --         53,631
                                            ----------     ----------     ----------     ----------     ----------     ----------

FINLAND - 0.1%
TELECOMMUNICATIONS
Nokia ADR                                       19,285             --             --             --             --         19,285
                                            ----------     ----------     ----------     ----------     ----------     ----------

NETHERLANDS - 0.4%
OIL, ENERGY & NATURAL GAS
Royal Dutch Petroleum Co.                           --        174,810             --             --             --        174,810
                                            ----------     ----------     ----------     ----------      ----------     ----------

SINGAPORE - 0.1%
ELECTRONIC COMPONENTS/SEMICONDUCTORS
Flextronics Intl. Ltd.                          15,013             --             --             --              --         15,013
                                            ----------     ----------     ----------     ----------      ----------     ----------

UNITED KINGDOM - 1.1%
TELECOMMUNICATIONS - 0.2%
Cable & Wireless                                            18,000                                                          18,000
Vodafone                                                    78,225                                                          78,225
                                            ----------     ----------     ----------     ----------      ----------     ----------
                                                    --         96,225             --             --              --         96,225
                                            ----------     ----------     ----------     ----------      ----------     ----------

FIRST AMERICAN INSURANCE PORTFOLIOS, INC. (FAIP)
PRO FORMA SCHEDULE OF PORTFOLIO INVESTMENTS
JUNE 30, 2001
(UNAUDITED)

(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

                                               Ohio National Fund                Met Investors Series Trust
                                           --------------------------     ----------------------------------------
                                                                                       Firstar Growth    Firstar       FAIP Equity
                                           Firstar Growth    Relative       Firstar       & Income       Equity     Income Portfolio
                                             & Income         Value        Balanced        Equity        Income         Pro Forma
                                             Portfolio      Portfolio      Portfolio      Portfolio     Portfolio       Combined
                                               Value          Value          Value          Value        Value          Value(1)
                                            ----------     ----------     ----------     -----------    ---------     ----------
DRUGS - 0.3%
GlaxoSmithKline                                     --        112,400             --             --            --        112,400
                                            ----------     ----------     ----------     ----------    ----------     ----------

OIL, ENERGY & NATURAL GAS - 0.6%
BP PLC                                              --        245,262             --             --            --        245,262
                                            ----------     ----------     ----------     ----------    ----------     ----------

TOTAL UNITED KINGDOM                                --        453,887             --             --            --        453,887
                                            ----------     ----------     ----------     ----------    ----------     ----------

TOTAL FOREIGN COMMON STOCK
(Cost $187,132 $647,683, and $812,001,
respectively)(2)                               143,308        668,693             --             --            --        812,001
                                            ----------     ----------     ----------     ----------    ----------     ----------

TOTAL COMMON STOCK
(Cost $4,335,992, $8,395,904, $5,112,616,
$12,973,319, $4,996,737 and $37,320,578,
respectively)(2)                             4,230,039     10,208,300      4,859,012     11,848,585      5,727,637     37,320,578
                                            ----------     ----------     ----------     ----------     ----------     ----------

US GOVERNMENT & AGENCY OBLIGATIONS - 3.7%
US GOVERNMENT AGENCY MORTGAGE BACKED
SECURITIES - 1.4%
Federal Home Loan Mortgage
6.500%, 01/01/2012                                                            17,313                                       17,313
Federal National Mortgage Association
6.000%, 03/01/2011                                                            20,575                                       20,575
Federal National Mortgage Association
6.000%, 11/01/2013                                                            351,651                                      351,651
Federal National Mortgage Association
7.000%, 02/01/2016                                                            59,801                                       59,801
Government National Mortgage Association
6.000%, 01/15/2011                                                            91,631                                       91,631
Government National Mortgage Association
6.500%, 03/15/2024                                                            29,445                                       29,445
Government National Mortgage Association
7.000%, 07/20/2027                                                            28,709                                       28,709
                                            ----------     ----------     ----------     ----------      ----------     ----------
                                                    --             --        599,125             --             --        599,125
                                            ----------     ----------     ----------     ----------      ----------     ----------

US TREASURY SECURITIES - 2.3%
US Treasury Note
7.250%, 05/15/2004                                                            321,285                                      321,285
US Treasury Note
6.625%, 05/15/2007                                                            322,395                                      322,395
US Treasury Note
6.125%, 08/15/2007                                                            157,533                                      157,533
US Treasury Note
5.625%, 05/15/2008                                                            155,906                                      155,906
                                            ----------     ----------     ----------     ----------      ----------     ----------
                                                    --             --        957,119             --              --        957,119
                                            ----------     ----------     ----------     ----------      ----------     ----------
TOTAL US GOVERNMENT & AGENCY OBLIGATIONS
(Cost $1,523,876 and $1,556,244,
respectively)(2)                                    --             --      1,556,244             --              --      1,556,244
                                            ----------     ----------     ----------     ----------      ----------     ----------

CORPORATE DEBT - 2.9%
AUTOMOTIVE - 0.5%
Ford Motor Credit
                                            ----------     ----------     ----------     ----------      ----------     ----------
7.20%, 06/15/2007                                                            204,661                                      204,661
                                            ----------     ----------     ----------     ----------      ----------     ----------

FIRST AMERICAN INSURANCE PORTFOLIOS, INC. (FAIP)
PRO FORMA SCHEDULE OF PORTFOLIO INVESTMENTS
JUNE 30, 2001
(UNAUDITED)

(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

                                               Ohio National Fund                Met Investors Series Trust
                                           --------------------------     ----------------------------------------
                                                                                       Firstar Growth   Firstar       FAIP Equity
                                           Firstar Growth    Relative       Firstar       & Income       Equity     Income Portfolio
                                             & Income         Value        Balanced        Equity        Income         Pro Forma
                                             Portfolio      Portfolio      Portfolio      Portfolio      Portfolio       Combined
                                               Value          Value          Value          Value         Value          Value(1)
                                            ----------     ----------     ----------     ----------     ----------     ----------
BANKING - 0.9%
Household Finance
6.000%, 05/01/2004                                                           151,514                                      151,514
Norwest Financial
6.625%, 07/15/2004                                                           206,622                                      206,622
                                            ----------     ----------     ----------     ----------     ----------     ----------
                                                    --             --        358,136             --             --        358,136
                                            ----------     ----------     ----------     ----------     ----------     ----------

CHEMICALS - 0.4%
Du Pont (EI) de Nemours
8.250%, 09/15/2006                                                           165,686                                      165,686
                                            ----------     ----------     ----------     ----------     ----------     ----------


ENTERTAINMENT & LEISURE - 0.4%
Walt Disney
5.250%, 11/10/2003                                                           150,509                                      150,509
                                            ----------     ----------     ----------     ----------     ----------     ----------


FINANCIAL SERVICES - 0.7%
Associates Corporation of North America
5.800%, 04/20/2004                                                           151,651                                      151,651
General Motors Acceptance
6.850%, 06/17/2004                                                           154,430                                      154,430
                                            ----------     ----------     ----------     ----------     ----------     ----------
                                                    --             --        306,081             --             --        306,081
                                            ----------     ----------     ----------     ----------     ----------     ----------
TOTAL CORPORATE DEBT
(Cost $1,174,858 and $1,185,073,
respectively)(2)                                    --             --      1,185,073             --             --      1,185,073
                                            ----------     ----------     ----------     ----------     ----------     ----------

DOMESTIC BONDS & DEBT SECURITIES - 0.5%
Ciena
3.750%, 02/01/2008                                                                            15,275                        15,275
US Treasury Note
6.000%, 08/15/2009                                                            208,049                                      208,049
                                            ----------     ----------     ----------     ----------      ----------     ----------

TOTAL DOMESTIC BONDS & DEBT SECURITIES
(Cost $202,363, $20,000, and $223,324,
respectively)(2)                                    --             --        208,049         15,275              --        223,324
                                            ----------     ----------     ----------     ----------      ----------     ----------

REAL ESTATE
INVESTMENT TRUSTS - 0.1%
AMB Property Corp.
36,064                                                                     36,064
                                            ----------     ----------     ----------     ----------      ----------     ----------

TOTAL REAL ESTATE INVESTMENT TRUSTS
(Cost $32,433 and $36,064, respectively)(2)     36,064             --             --             --              --         36,064
                                            ----------     ----------     ----------     ----------      ----------     ----------

REPURCHASE AGREEMENTS - 1.2%
Firstar 3.150% 07/02/01                        303,000        201,000                                                     504,000
                                            ----------     ----------     ----------     ----------      ----------     ----------

TOTAL REPURCHASE AGREEMENTS
(Cost $303,000, $201,000, and $504,000
respectively)(2)                               303,000        201,000             --             --              --        504,000
                                            ----------     ----------     ----------     ----------      ----------     ----------

PREFERRED STOCK - 0.2%
COMPUTER & RELATED
Electronic Data Systems Conv                    22,397                                                                     22,397
DRUGS
Pharmacia Corp. Conv                            41,410                                                                     41,410

FIRST AMERICAN INSURANCE PORTFOLIOS, INC. (FAIP)
PRO FORMA SCHEDULE OF PORTFOLIO INVESTMENTS
JUNE 30, 2001
(UNAUDITED)

(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

                                              Ohio National Fund                Met Investors Series Trust
                                          ---------------------------    -----------------------------------------
                                                                                      Firstar Growth    Firstar       FAIP Equity
                                          Firstar Growth    Relative       Firstar       & Income       Equity     Income Portfolio
                                            & Income         Value        Balanced        Equity        Income         Pro Forma
                                            Portfolio      Portfolio      Portfolio      Portfolio     Portfolio       Combined
                                              Value          Value          Value          Value         Value          Value(1)
                                           ----------     -----------    ----------     -----------    ----------     -----------

OIL, ENERGY & NATURAL GAS
Enron Corp. Notes 2002 Conv                    34,443                                                                       34,443
                                           ----------     -----------    ----------     -----------     ----------     -----------

TOTAL PREFERRED STOCK
(Cost $101,578 and $98,250,
respectively)(2)                               98,250              --            --              --             --          98,250
                                           ----------     -----------    ----------     -----------     ----------     -----------


CONVERTIBLE BONDS - 0.3% Ciena Corp.
   3.75% 02/01/08                               7,637                                                                        7,637
Corning Inc.
   Zero Coupon Contract 11/08/15                6,765                                                                        6,765
Enron
7.00%, convertible to 07/31/02                                                               92,916                         92,916
                                           ----------     -----------    ----------     -----------     ----------     -----------
TOTAL CONVERTIBLE BONDS
(Cost $19,021, $118,020, and $107,318,
respectively)(2)                               14,402              --            --          92,916             --         107,318
                                           ----------     -----------    ----------     -----------     ----------     -----------

Total Investments - 99.1%
(Cost $4,792,024, $8,596,904, $8,013,713,
$13,111,339, $4,996,737, and $41,030,851,
respectively)(2)                           $4,681,755     $10,409,300    $7,808,378     $11,956,776     $5,727,637     $41,030,851
                                           ==========     ===========    ==========     ===========     ==========     ===========

Management does not anticipate having to sell any securities as a result of the merger.

(1) The Met Investors Series Trust - Firstar Equity Income Portfolio will be the accounting survivor.
(2) For each of the five combining funds, cost of investments is presented on a precombination basis. On a pro forma combined basis the cost and fair value of investments are the same as a result of the portfolios' taxable reorganizations.

NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)


1.  BASIS OF COMBINATION

    The unaudited pro forma statements of assets and liabilities, statements of operations, and schedules of portfolio investments reflect the accounts of three investment portfolios offered by Met Investors Series Trust ("the Met Investors Funds") and two investment portfolios offered by the Ohio National Fund, Inc. ("the Ohio National Funds") as if the proposed reorganizations occurred as of and for the year ended June 30, 2001. These statements have been derived from books and records utilized in calculating daily net asset values at June 30, 2001. Below are the fund names for the Ohio National Funds, Met Investors Funds and the Surviving Fund. The Surviving Fund will be a portfolio of the First American Insurance Portfolios, Inc. (FAIP).

     -----------------------------------  -----------------------------------  -------------------------------
           OHIO NATIONAL FUNDS                     MET INVESTORS FUNDS                 SURVIVING FUND
     -----------------------------------  -----------------------------------  -------------------------------
     Relative Value Portfolio             Firstar Balanced Portfolio           FAIP Equity Income Portfolio
     -----------------------------------  -----------------------------------  -------------------------------
     Firstar Growth & Income              Firstar Equity Income Portfolio
     Portfolio
     -----------------------------------  -----------------------------------  -------------------------------
                                          Firstar Growth & Income Equity
                                          Portfolio
     -----------------------------------  -----------------------------------  -------------------------------

    Each Agreement and Plan of Reorganization provides that at the time the reorganization becomes effective (the "Effective Time of the Reorganization"), substantially all of the assets and the identified liabilities of the acquired fund will be transferred such that at and after the Effective Time of Reorganization, substantially all of the assets and liabilities of the acquired fund will become assets and the identified liabilities of the acquiring fund. In exchange for the transfer of assets and liabilities, the acquiring fund will issue to the acquired funds full and fractional shares of the acquiring fund, and the acquired fund will make a liquidating distribution of such shares to its shareholders. The number of shares of the acquiring fund so issued will be in equal value to the full and fractional shares of the acquired funds that are outstanding immediately prior to the Effective Time of Reorganization. At and after the Effective Time of Reorganization, all debts, liabilities and obligations of the acquired funds will attach to the acquiring fund and may thereafter be enforced against the acquiring fund to the same extent as if they had been incurred by the acquiring fund. The pro forma financial statements give effect to the proposed transfers described above.

    Under the purchase method of accounting for business combinations under accounting principles generally accepted in the United States, the basis on the part of the acquiring fund of the assets of the acquired fund will be the fair market value of such on the closing date of the transaction. The acquiring fund will recognize no gain or loss for federal tax purposes on its issuance of shares in the reorganization, and the basis to the acquiring fund of the assets of the acquired funds received pursuant to the reorganization will equal the fair market value of the consideration furnished, and costs incurred, by the acquiring fund in the reorganization - i.e., the sum of the liabilities assumed, the fair market value of the acquiring fund's shares issued, and such costs. For accounting purposes, the Met Investors - Firstar Equity Income Portfolio is the accounting survivor of the reorganizations. The pro forma statements reflect the combined results of operations of the acquired and acquiring funds. However, should such reorganizations be effected, the statements of operations of the acquiring fund will not be restated for precombination period results of the corresponding acquired funds.

    The pro forma statements of assets and liabilities, statements of operations, and schedules of portfolio investments should be read in conjunction with the historical financial statements of the Ohio National Funds and Met Investors Funds incorporated by reference in the Statement of Additional Information.

    The Ohio National Funds and Met Investors Funds are each separate portfolios of the Ohio National Fund, Inc. and the Met Investors Series Trust, respectively, which are registered as open-end management investment companies under the Investment Company Act of 1940.

2.  SERVICE PROVIDERS

    U.S. Bancorp Piper Jaffray Asset Management, Inc. (the "Advisor"), a subsidiary of U.S. Bank National Association ("U.S. Bank"), will serve as the Surviving Fund's investment advisor. U.S. Bancorp Piper Jaffray Asset Management, Inc. and Firstar Mutual Fund Services, LLC (the "Co-administrators") will serve as the co-administrators to the Surviving Fund. Firstar Mutual Fund Services, LLC will serve as the transfer agent to the Surviving Fund. U.S. Bank will serve as the custodian.

3.  PRO FORMA ADJUSTMENTS AND PRO FORMA COMBINED COLUMNS

    The pro forma adjustments and pro forma combined columns of the statements of operations reflect the adjustments necessary to show expenses and waivers at the rates which would have been in effect if the Ohio National Funds and Met Life Investors Trust Funds as appropriate were included in the Surviving Fund for the year ended June 30, 2001, as if the reorganizations occurred at the beginning of the period. The pro forma statements of assets and liabilities and schedules of investments give effect to the proposed combination as if the reorganizations had occurred at June 30, 2001. The Surviving Fund will offer two classes of shares: Class IA and Class IB. More information on the classes of shares offered can be found in the Combined Proxy Statement/Prospectus.

4.  PORTFOLIO VALUATION, SECURITIES TRANSACTIONS AND RELATED INCOME

    Securities of the Ohio National Funds, Met Investors Funds and the Surviving Fund are valued at market value. Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value. Security transactions are accounted for on a trade date basis. Net realized gains or losses from sales of securities are determined by comparing the net sale proceeds to an identified cost basis. Interest income and expenses are recognized on the accrual basis. Dividends are recorded on the ex-dividend date or as soon as information is available to the Funds. Discounts are accreted and premiums are amortized on fixed income securities over the life of the respective security. Discounts are accreted and premiums are amortized on securities with put provisions to the earlier of the put or maturity date.

5.  CAPITAL SHARES

    The pro forma net asset value per share assumes the issuance of shares of the FAIP Equity Income Portfolio, which would have occurred at June 30, 2001, in connection with the proposed reorganization.

6.  MERGER COSTS

    All costs associated with the reorganizations will be paid by U.S. Bancorp.

             FORM N-14 -- FIRST AMERICAN INSURANCE PORTFOLIOS, INC.

PART C.  OTHER INFORMATION

Item 15.  Indemnification

                  The Registrant's Articles of Incorporation and Bylaws provide that the Registrant shall indemnify such persons for such expenses and liabilities, in such manner, under such circumstances, and to the full extent as permitted by Section 302A.521 of the Minnesota Statutes, as now enacted or hereafter amended; provided, however, that no such indemnification may be made if it would be in violation of Section 17(h) of the Investment Company Act of 1940, as now enacted or hereafter amended, and any rules, regulations, or releases promulgated thereunder.

                  Section 302A.521 of the Minnesota Statutes, as now enacted, provides that a corporation shall indemnify a person made or threatened to be made a party to a proceeding by reason of the former or present official capacity of the person against judgments, penalties, fines, settlements and reasonable expenses, including attorneys' fees and disbursements, incurred by the person in connection with the proceeding if, with respect to the acts or omissions of the person complained of in the proceeding, the person has not been indemnified by another organization for the same judgments, penalties, fines, settlements, and reasonable expenses incurred by the person in connection with the proceeding with respect to the same acts or omissions; acted in good faith, received no improper personal benefit, and the Minnesota Statutes dealing with directors' conflicts of interest, if applicable, have been satisfied; in the case of a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful; and reasonably believed that the conduct was in the best interests of the corporation or, in certain circumstances, reasonably believed that the conduct was not opposed to the best interests of the corporation.

                  The Registrant undertakes that no indemnification or advance will be made unless it is consistent with Sections 17(h) or 17 (i) of the Investment Company Act of 1940, as now enacted or hereafter amended, and Securities and Exchange Commission rules, regulations, and releases (including, without limitation, Investment Company Act of 1940 Release No. 11330, September 2, 1980).

                  Insofar as the indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933, as amended, and will be governed by the final adjudication of such issue.

                  The Registrant maintains officers' and directors' liability insurance providing coverage, with certain exceptions, for acts and omissions in the course of the covered persons' duties as officers and directors.

Item 16.  Exhibits

          * (1)(a) Amended and Restated Articles of Incorporation dated April 3, 2000.

          (1)(b) Certificate of Designation designating Series D, Class One Shares, dated December 20, 1999. (Filed with original Registration Statement on Form N-1A, December 30, 1999, File Nos. 333-93883 and 811-09765).

          (1)(c) Certificate of Designation designating Series E, Class One Shares, dated October 27, 2000. (Filed with Post-Effective Amendment No. 3 to Registration Statement on Form N-1A, December 20, 2000, File Nos. 333-93883 and 811-09765.)

          (1)(d) Certificate of Designation designating Class Two Shares, dated April 30, 2001. (Filed with Post-Effective Amendment No. 5 to Registration Statement on Form N-1A, April 30, 2001, File Nos. 333-93883 and 811-09765.)

          * (1)(e) Certificate of Designation Series F, Class One Shares and Class Two Shares, and Series G, Class One and Class Two Shares.

          *    (2) Bylaws, as amended through September 19, 2001.

          (3)  Not applicable.

          (4) Form of Agreement and Plan of Reorganization dated as of October 12, 2001 between First American Insurance Portfolios, Inc. and Met Investors Series Trust relating to the reorganization of the Firstar Portfolio of Met Investors Series Trust into the Equity Income Portfolio of First American Insurance Portfolios, Inc. (This is presented as Exhibit A to the Prospectus/Proxy Statement included in Part A to this Registration Statement.)

          (5) Refer to Exhibits (1)(a), (1)(e) and (2) to this Registration Statement.

          (6)(a) Investment Advisory Agreement between Registrant and U.S. Bank National Association, dated December 8, 1999. (Filed with original Registration Statement on Form N-1A, December 30, 1999, File Nos. 333-93883 and 811-09765.)

          * (6)(b) Assignment and Assumption Agreement, dated May 2, 2001, among U.S. Bank National Association, U.S. Bancorp Piper Jaffray Asset Management, Inc. and Registrant pursuant to the duties and obligations of U.S. Bank National Association under the Investment Advisory Agreement, dated December 8, 1999 between Registrant and U.S. Bank National Association were assigned to and assumed by U.S. Bancorp Piper Jaffray Asset Management, Inc.

          * (6)(c) Amendment to Exhibit A of Investment Advisory Agreement, dated as of October 1, 2001.

          (7) Distribution Agreement dated May 2, 2001 between Registrant and Quasar Distributors, LLC. (Filed with Post-Effective Amendment No. 5 to Registration Statement on Form N-1A, April 30, 2001, File Nos. 333-93883 and 811-09765.)

          (8) Deferred Compensation Plan for Directors Trust Agreement dated January 1, 2000. (Filed with Post-Effective Amendment No. 5 to Registration Statement on Form N-1A, April 30, 2001, File Nos. 333-93883 and 811-09765.)

          (9)(a) Custodian Agreement, dated December 8, 1999, between Registrant and U.S. Bank National Association. (Filed with original Registration Statement on Form N-1A, December 30, 1999, File Nos. 333-93883 and 811-09765.)

          * (9)(b) Form of Compensation Agreement, dated as of October 1, 2001, pursuant to Custodian Agreement dated December 8, 1999.

          (10)(a) Form of Class IB Distribution Plan. (Filed with Post-Effective Amendment No. 5 to Registration Statement on Form N-1A, April 30, 2001, File Nos. 333-93883 and 811-09765.)

          (10)(b) Form of Multiple Class Plan Pursuant to Rule 18f-3. (Filed with Post-Effective Amendment No. 5 to Registration Statement on Form N-1A, April 30, 2001, File Nos. 333-93883 and 811-09765.)

          *    (11) Opinion and consent of Dorsey & Whitney LLP.

          (12) Not applicable.

          (13) Not applicable.

          * (14) Consent of Deloitte & Touche LLP with respect to the Balanced, Equity Income and Growth & Income Equity Portfolios of Cova Series Trust.

          (15) None.

*        (16)     Powers of attorney.

*        (17)     Form of Proxy Card and Voting Instructions.



*    Previously filed.
      ==========  ====


Item 17.   Undertakings

                  (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended (the "1933 Act"), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

                  (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                       C-6
                                   SIGNATURES


         As required by the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed on behalf of the Registrant in the City of Minneapolis and State of Minnesota, on the 31st day of October, 2001.


                                       FIRST AMERICAN INSURANCE PORTFOLIOS, INC.
                                                 Registrant

ATTEST:  /s/Jeffery M. Wilson                     By:    /s/James L. Chosy
         -----------------------------             ---------------------------
                Jeffery M. Wilson                        James L. Chosy
                Senior Vice President                    Secretary

         As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

       Signature                                   Title                                  Date


/s/Jeffrey M. Wilson                        Senior Vice President                   October 31, 2001
------------------------------------                                                         ===

Jeffery M. Wilson


*Robert J. Dayton                                Director                           October 31, 2001
------------------------------------                                                         ===
(Robert J. Dayton)

*Andrew S. Duff                                  Director                           October 31, 2001
------------------------------------                                                         ===
(Andrew S. Duff)

*Roger A. Gibson                                 Director                           October 31, 2001
------------------------------------                                                         ===
(Roger A. Gibson)

*Andrew M. Hunter III                            Director                           October 31, 2001
------------------------------------                                                         ===
(Andrew M. Hunter III)

*Leonard W. Kedrowski                            Director                           October 31, 2001
------------------------------------                                                         ===
(Leonard W. Kedrowski)

*John M. Murphy, Jr.                             Director                           October 31, 2001
------------------------------------                                                         ===
(John M. Murphy, Jr.)

*Richard K. Riederer                             Director                           October 31, 2001
------------------------------------                                                         ===
(Richard K. Riederer)

*Joseph D. Strauss                               Director                           October 31, 2001
------------------------------------                                                         ===
(Joseph D. Strauss)









*Virginia L. Stringer                            Director                           October 31, 2001
------------------------------------                                                         ===
(Virginia L. Stringer)

*James M. Wade                                   Director                           October 31, 2001
------------------------------------                                                         ===
(James M. Wade)

*By:/s/James L. Chosy                                                               October 31, 2001
    --------------------------------                                                         ===

      James L. Chosy                        Attorney-in-fact